As filed with the Securities and Exchange Commission on September 26, 2008.

                       1933 Act Registration No. 33-87244
                       1940 Act Registration No. 811-8894

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

                  Pre-Effective Amendment No.                     [ ]
                  Post-Effective Amendment No. 62                 [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                  [ ]
                  Amendment No. 63                                [X]

                                JNL SERIES TRUST
          --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                    1 Corporate Way, Lansing, Michigan 48951
          --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (517) 381-5500
         ---------------------------------------------------------------

                                             with a copy to:

Susan S. Rhee, Esq.                          Jorden Burt LLP
JNL Series Trust                             1025 Thomas Jefferson Street, N.W.
Vice President, Counsel & Secretary          Suite 400 East
1 Corporate Way                              Washington, D.C. 20007
Lansing, Michigan 48951                      Attn:  Gary O. Cohen

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

____ immediately upon filing pursuant to paragraph (b)

_X__ on October 6, 2008 pursuant to paragraph (b)

____ 60 days after filing pursuant to paragraph (a)(1)

____ on (date) pursuant to paragraph (a)(1)

____ 75 days after filing pursuant to paragraph (a)(2)

____ on April 30, 2007 pursuant to paragraph (a)(2) of Rule 485.

_X__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part C.

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

                                   PROSPECTUS
                              CLASS A AND B SHARES

                   March 31, 2008, as amended, October 6, 2008

                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust ("Trust").


The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified and non-qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.



JNL/AIM International Growth Fund (FORMERLY, JNL/JPMORGAN INTERNATIONAL EQUITY FUND)
JNL/AIM Large Cap Growth Fund
JNL/AIM Global Real Estate Fund (FORMERLY, JNL/AIM REAL ESTATE FUND)
JNL/AIM Small Cap Growth Fund
JNL/Capital Guardian Global Balanced Fund (FORMERLY, JNL/FI BALANCED FUND)
JNL/Capital Guardian Global Diversified Research Fund (FORMERLY, JNL/SELECT GLOBAL GROWTH FUND)
JNL/Capital Guardian International Small Cap Fund
JNL/Capital Guardian U.S. Growth Equity Fund (FORMERLY, JNL/SELECT LARGE CAP GROWTH FUND)
JNL/Credit Suisse Global Natural Resources Fund
JNL/Credit Suisse Long/Short Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund (FORMERLY, JNL/FI MID-CAP EQUITY FUND)
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund (FORMERLY, JNL/LAZARD MID CAP VALUE FUND)
JNL/Lazard Small Cap Equity Fund (FORMERLY, JNL/LAZARD SMALL CAP VALUE FUND)
JNL/M&G Global Basics Fund
JNL/M&G Global Leaders Fund
JNL/Mellon Capital Management 10 x 10 Fund
JNL/Mellon Capital Management Index 5 Fund
JNL/Mellon Capital Management European 30 Fund
JNL/Mellon Capital Management Pacific Rim 30 Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/PAM Asia ex-Japan Fund
JNL/PAM China-India Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Core Equity Fund (FORMERLY, JNL/PUTNAM EQUITY FUND)
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/Select Balanced Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Retirement Income Fund
JNL/S&P Retirement 2015 Fund
JNL/S&P Retirement 2020 Fund
JNL/S&P Retirement 2025 Fund
JNL/S&P Disciplined Moderate Fund
JNL/S&P Disciplined Moderate Growth Fund
JNL/S&P Disciplined Growth Fund
JNL/S&P Moderate Retirement Strategy Fund
JNL/S&P Moderate Growth Retirement Strategy Fund
JNL/S&P Growth Retirement Strategy Fund

THE JNL/S&P MANAGED CONSERVATIVE FUND, THE JNL/S&P MANAGED MODERATE FUND, THE JNL/S&P MANAGED MODERATE GROWTH FUND, THE JNL/S&P MANAGED GROWTH FUND, THE JNL/S&P MANAGED AGGRESSIVE GROWTH FUND, THE JNL/S&P RETIREMENT INCOME FUND, THE JNL/S&P RETIREMENT 2015 FUND, THE JNL/S&P RETIREMENT 2020 FUND, THE JNL/S&P RETIREMENT 2025 FUND, THE JNL/S&P DISCIPLINED MODERATE FUND, THE JNL/S&P DISCIPLINED MODERATE GROWTH FUND, THE JNL/S&P DISCIPLINED GROWTH FUND, THE JNL/S&P MODERATE RETIREMENT STRATEGY FUND, THE JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND, THE JNL/S&P GROWTH RETIREMENT STRATEGY FUND, AND THE JNL/S&P 4 FUND ARE ALSO REFERRED TO IN THIS PROSPECTUS AS THE JNL/S&P FUNDS.

EACH  FUND,  EXCEPT THE  JNL/S&P  FUNDS,  THE  JNL/FRANKLIN  TEMPLETON  FOUNDING
STRATEGY FUND, THE JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND, AND THE JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND OFFER TWO CLASSES OF SHARES, CLASS A AND CLASS B. CLASS A AND B SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "S&P MidCap 400 Index," "S&P 500/Citigroup Value Index," and "S&P MidCap 400/Citigroup Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company ("Jackson"). The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index
Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund and any other investment fund or other vehicle that is offered by third arties and that seeks to provide an investment return based on the returns of any Standard & Poor's Index are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and its affiliates and S&P and its affiliates make no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

SPDRs(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by PDR Services LLC ("PDR") and the American Stock Exchange LLC ("AMEX") in connection with the listing and trading of SPDRs on the AMEX. These products are not sponsored, sold or endorsed by S&P, a division of The McGraw-Hill Companies, Inc. and its affiliates, and S&P and its affiliates make no representation regarding the advisability of investing in them. The Funds are not sponsored, endorsed, sold or promoted by PDR. PDR makes no representations or warranties to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the SPDRs. PDR has no obligation or liability in connection with the operation, marketing, or trading of the Funds.

The Funds are not sponsored, endorsed, sold or promoted by S&P and its affiliates and S&P and its affiliates make no representation regarding the advisability of investing in the Funds.

iShares(R) is a registered mark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in the Fund.

Vanguard(R) and VIPERs(R) are trademarks of The Vanguard Group, Inc. ("Vanguard"). The Funds are not sponsored, endorsed, sold, or promoted by Vanguard. Vanguard makes no representations or warranties to the shareholders of the Funds or any member of the public regarding the advisability of investing in the Funds or the VIPERs. Vanguard has not obligation or liability in connection with the operation, marketing, or trading of the Funds.

                                 ---------------

                                TABLE OF CONTENTS

I.   ABOUT THE FUNDS OF THE TRUST.............................................................................1

INCLUDES A DESCRIPTION  OF EACH FUND,  ITS  INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS; HISTORIC PERFORMANCE;  PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK;
HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II.  MANAGEMENT OF THE TRUST................................................................................408

MANAGEMENT   OF   THE   FUNDS;   FUND   EXPENSES;   SUB-ADVISORY   ARRANGEMENTS;
ADMINISTRATIVE  FEE,  CLASSES OF SHARES;  DISTRIBUTION  PLAN;  THE  DISTRIBUTOR;
INVESTMENT  IN TRUST SHARES;  "MARKET  TIMING"  POLICY;  DISCLOSURE OF PORTFOLIO
SECURITIES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS...................................................................................424

THE  FINANCIAL  HIGHLIGHTS  TABLES WILL HELP YOU  UNDERSTAND A FUND'S  FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been intentionally left blank.)

                          ABOUT THE FUNDS OF THE TRUST

JNL/AIM INTERNATIONAL GROWTH FUND (FORMERLY,  JNL/JPMORGAN  INTERNATIONAL EQUITY
FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM International Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a diversified portfolio of reasonably priced, quality international equity securities whose issuers are considered by the Fund's portfolio managers to have strong fundamentals and/or accelerating earnings growth. The Fund focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Fund will normally invest in the securities of companies located in at least four countries in the developed markets of Western Europe and the Pacific Basin.

At the present time, the Fund's portfolio managers intend to invest no more than 20% of the Fund's total assets in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

The Sub-Adviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis and portfolio construction techniques. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but for whose prices do not fully reflect these attributes. Investments for the portfolio are selected "bottom-up" on a stock-by-stock basis. The focus is on the strengths of individual companies, rather than sector or country trends. The Sub-Adviser may consider selling a security for several reasons, including (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock prices appears to be overvalued, or
(3) a more attractive opportunity is identified.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o GROWTH INVESTING RISK. Growth stocks can perform differently from the market as a whole or other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings, and can be more volatile than other types of stocks.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

A I M Capital Management, Inc. has been serving as the Sub-Adviser to this Fund since December 3, 2007. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

14.43%  32.11%  -13.99%  -20.29%  -20.58%  28.53%  16.34%  10.69%  22.67%  9.70%
--------------------------------------------------------------------------------
1998    1999     2000     2001     2002    2003    2004    2005    2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

10.94%    22.97%    9.96%
-------------------------
2005      2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 14.93% (4th quarter of 2004) and its lowest quarterly return was -1.81% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------- ---------------- -------------- ------------------
                                                                      1 year          5 year          10 year*
----------------------------------------------------------------- ---------------- -------------- ------------------
JNL/AIM International Growth Fund (Class A)                             9.70%          17.35%            6.23%
MSCI EAFE Index                                                        11.17%          21.59%            8.67%
MSCI EAFE Growth Index                                                 16.47%          19.83%            6.47%
----------------------------------------------------------------- ---------------- -------------- ------------------

* The Fund began operations on May 15, 1995. Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International, Inc. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc. Prior to December 3, 2007, the Fund was managed by J.P. Morgan Investment Management, Inc. The MSCI EAFE Index and MSCI EAFE Growth Index are broad-based, unmanaged indices.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------- ------------------- --------------------
                                                                                  1 year          Life of Class*
--------------------------------------------------------------------------- ------------------- --------------------

JNL/AIM International Growth Fund (Class B)                                        9.96%              14.19%
MSCI EAFE Index                                                                   11.17%              16.93%
MSCI EAFE Growth Index                                                            16.47%              16.16%

--------------------------------------------------------------------------- ------------------- --------------------

* The Class B shares of the Fund began operations on March 5, 2004. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc. Prior to December 3, 2007, the Fund was managed by J.P. Morgan Investment Management, Inc.

The MSCI EAFE Index and MSCI EAFE Growth Index are broad-based, unmanaged indices.

Effective December 3, 2007 in conjunction with the Fund's sub-adviser change and for consistency with the Fund's strategy, the Fund replaced the MSCI EAFE Index with the MSCI EAFE Growth Index as its benchmark.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.82%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.04%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.82%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.84%
--------------------------------------------------------------------------------------------- -----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                          $106
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $331
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $574
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,271
------------------------------------------------------------------------------------ --------------------------

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $86
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $268
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $466
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,037
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM International Growth Fund is Invesco Aim Capital Management, Inc. (f/k/a A I M Capital Management, Inc.) ("Invesco AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

Invesco AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of Invesco Aim Management Group Inc. ("f/k/a AIM Management Group") ("Invesco AIM Management Group"), a holding company that has been engaged in financial services since 1976. Invesco AIM Management Group manages or advises over 225 investment portfolios which total approximately $166 billion in total net assets as of December 31, 2007. Invesco AIM Management Group is a wholly owned subsidiary of Invesco Ltd.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

     o Clas G. Olsson (lead manager with respect to the fund's investments in Europe and Canada), Senior Portfolio Manager, who has been responsible for the fund since its inception and has been associated with the advisor and/or affiliates since 1994. From July 1994 through January 1996, Mr. Olsson was a Junior Portfolio Analyst. In January 1996, he became an Equity -Senior Analyst, and has held his current position as a Senior Portfolio Manager since February 1997.

     o Barrett K. Sides (lead manager with respect to the fund's investments in Asia Pacific and Latin America), Senior Portfolio Manager, who has been responsible for the fund since its inception and has been associated with the advisor and/or its affiliates since 1990. From January 1990 through June 1992, Mr. Sides was a Portfolio Administrator. From June 1992 through February 1993, Mr. Sides was a Senior Portfolio Administrator. From February 1993 through February 1994, Mr. Sides was an International - Portfolio Analyst. From February 1994 through February 1995, Mr. Sides was an Assistant Portfolio Manager. From February 1995 through January 1996, Mr. Sides was an Assistant Portfolio Manager. Mr. Sides has held his current position as Senior Portfolio Manager since January 1996.

     o Shuxin Cao, Senior Portfolio Manager, who has been responsible for the fund since its inception and has been associated with the advisor and/or affiliates since 1997. From January 1997 through March 1999, Shuxin Cao was an Equity - Senior Analyst. From March 1999 through January 2006, Shuxin Cao was an Equity - Portfolio Manager. Since
          January  2006,  Shuxin  Cao has  been an  Equity  -  Senior  Portfolio
          Manager.

     o Matthew W. Dennis, Portfolio Manager, who has been responsible for the fund since its inception and has been associated with the advisor and/or affiliates since 2000. From November through July 2003, Mr. Dennis was an Equity - Senior Analyst. Mr. Dennis has held his current position as Portfolio Manager since July 2003.

     o Jason T. Holzer, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or affiliates since 1996. From November 1996 through March 1999, Mr. Holzer was a Equity - Senior Analyst. From March 1999 through July 2000, Mr. Holzer was an Equity - Portfolio Manager. Mr. Holzer has held his current position as Portfolio Manager since July 2000.

They are assisted by the advisor's Asia Pacific/Latin America and Europe/Canada Teams, which are comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund's portfolio. Members of the team may change from time to time.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

REGULATORY AND LITIGATION MATTERS

Invesco AIM is a subsidiary of Invesco Aim Advisors, Inc. (formerly, A I M Advisors, Inc.) ("AIM Advisors"), which is an indirect wholly owned subsidiary of Invesco Ltd. ("Invesco"). Another indirect wholly owned subsidiary of Invesco, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM Advisors and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM Advisors reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM Advisors also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM Advisors executives.

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM Advisors and Invesco Aim Distributors, Inc. (f/k/a A I M Distributors, Inc.) ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM Advisors and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM Advisors and ADI violated the West Virginia securities laws. The WVASC orders AIM Advisors and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM Advisors' time to respond to that Order has been indefinitely suspended.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM Advisors are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM Advisors and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM Advisors and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM ADVISORS

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM Advisors, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM Advisors, AIM Management, Invesco, Ltd. ("Invesco"), the parent company of IFG and AIM Advisors, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM Advisors) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM Advisors, Invesco Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. All of these lawsuits were settled and have been dismissed with prejudice.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM Advisors, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits were settled and have been dismissed with prejudice.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, Invesco AIM Management Group, IFG, AIM Advisors, Invesco Aim Investment Services, Inc. (f/k/a AIM Investment Services, Inc.) and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. The Court dismissed these lawsuits with prejudice and the plaintiffs failed to timely file an appeal.

JNL/AIM LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary
Receipts ("ADRs"). The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The Fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Growth Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o GROWTH INVESTING RISK. Growth stocks can perform differently from the market as a whole or other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings, and can be more volatile than other types of stocks.

     o INVESTMENTS IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

-25.47%    30.02%    9.99%    7.23%    7.86%    15.75%
------------------------------------------------------
2002       2003      2004     2005     2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 12.39% (2nd quarter of 2003) and its lowest quarterly return was -14.46% (2nd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

7.39%    8.07%    16.05%
------------------------
2005     2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 8.44% (4th quarter of 2004) and its lowest quarterly return was -5.53% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------- -------------------- ------------------- -------------------
                                                              1 year               5 year          Life of Fund*
------------------------------------------------------- -------------------- ------------------- -------------------
JNL/AIM Large Cap Growth Fund (Class A)                       15.75%               13.86%               7.52%
S&P 500 Index                                                  5.49%               12.82%               7.02%
Russell 1000 Growth Index                                     11.81%               12.10%               4.77%
------------------------------------------------------- -------------------- ------------------- -------------------

* The Fund began operations on October 29, 2001. The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------- -------------------- -------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------- -------------------- -------------------
JNL/AIM Large Cap Growth Fund (Class B)                                         16.05%                9.85%
S&P 500 Index                                                                    5.49%                8.39%
Russell 1000 Growth Index                                                       11.81%                7.46%
------------------------------------------------------------------------- -------------------- -------------------

* The Class B shares of the Fund began operations on March 5, 2004. The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                          0.77%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                          0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    0.98%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.77%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.78%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective December 3, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $100
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $312
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $542
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,201
--------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $80
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $249
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $433
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                          $966
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Large Cap Growth Fund is Invesco Aim Capital Management, Inc. (f/k/a A I M Capital Management, Inc.) ("Invesco AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

Invesco AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of Invesco Aim Management Group Inc. (f/k/a A I M Management Group) ("Invesco AIM Management Group"). Invesco AIM Management Group advises approximately 225 mutual funds and separate accounts which total approximately $166 billion in total net assets as of December 31, 2007. Invesco AIM Management Group is a wholly owned subsidiary of Invesco Ltd.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

o Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

o Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large/Multi-Cap Growth Team, which is comprised of portfolio managers, research analysts. Team members provide research support and make securities recommendations with respect to the Fund's portfolio, but do not have day-to-day management responsibilities with respect to the Fund. Members of the team may change from time to time.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

REGULATORY AND LITIGATION MATTERS

Invesco Aim is a subsidiary of Invesco Aim Advisors, Inc. (formerly A I M Advisors, Inc.) ("AIM Advisors"), which is an indirect wholly owned subsidiary of Invesco Ltd. ("Invesco"). Another indirect wholly owned subsidiary of Invesco, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM Advisors and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM Advisors reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM Advisors also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM Advisors executives.

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM Advisors and Invesco Aim Distributors, Inc. (f/k/a A I M Distributors, Inc.) ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM Advisors and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM Advisors and ADI violated the West Virginia securities laws. The WVASC orders AIM Advisors and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM Advisors' time to respond to that Order has been indefinitely suspended.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM Advisors are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM Advisors and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM Advisors and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM ADVISORS

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM Advisors, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM Advisors, AIM Management, Invesco, Ltd. ("Invesco"), the parent company of IFG and AIM Advisors, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM Advisors) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM Advisors, Invesco Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. All of these lawsuits were settled and have been dismissed with prejudice.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM Advisors, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits were settled and have been dismissed with prejudice.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, Invesco AIM Management Group, IFG, AIM Advisors, Invesco Aim Investment Services, Inc. (f/k/a AIM Investment Services, Inc.) and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. The Court dismissed these lawsuits with prejudice and the plaintiffs failed to timely file an appeal.

JNL/AIM GLOBAL REAL ESTATE FUND (FORMERLY, JNL/AIM REAL ESTATE FUND)


INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Global Real Estate Fund is high total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies, including real estate investment trusts ("REITs") located in the U.S. and foreign countries. The Fund will normally invest in securities of companies located in at least three different countries, including the United States.

A REIT is a real estate company that pools funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. The principal type of securities purchased by the Fund is common stock, which is a type of equity security. The Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct real estate related company investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund may purchase debt securities including U.S. Treasury and agency bonds and notes. The Fund may also invest up to 10% in non-investment grade debt securities (commonly known as "junk-bonds").

The Fund considers a company to be a real estate or real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include (i) equity REITs or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may engage in short sales of securities. A short sale occurs when the Fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The Fund may engage in short sales with respect to securities it owns (short sales against the box) or securities it does not own. Generally, the Fund may sell a security short to (i) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (ii) to protect a profit in a security that it owns (short sale against the box). The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. The Fund may participate in the initial public offering ("IPO") market.

The Fund's investments in the types of securities described in this prospectus varies from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

When constructing the portfolio, the portfolio managers use a fundamental driven investment process, including an evaluation of factors such as real property market cycle analysis, real property evaluation and management and structure review to identify securities with characteristics including (i) quality underlying properties, (ii) solid management teams with the ability to effectively manage capital structure decisions, and (iii) attractive valuations relative to peer investment alternatives. The portfolio managers and investment team focus on equity REITs and real estate operating companies. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. Each potential investment is analyzed using fundamental research and pricing components to identify attractively priced securities that appear to have relatively favorable long-term prospects. Some of the fundamental factors that are evaluated in screening potential investments for the Fund include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential, asset quality, management depth and skill, insider ownership, overall debt levels, percentage of variable financing and fixed charge coverage ratios. The market and company research available to the investment team helps the portfolio managers in their efforts to identify REITs and real estate companies operating in the most attractive markets that represent quality properties, solid management teams with the ability to effectively manage capital structure decisions. The companies that are believed to have the most attractive fundamental attributes are then screened according to pricing factors that allow the management team to assess stock valuations relative to one another and relative to the investment teams' assessment of underlying asset value. The fundamental research and pricing factors are combined to identify attractively priced securities of companies that appear to have relatively favorable long-term prospects. The portfolio managers also consider the relative liquidity of each security in the construction of the Fund. The portfolio managers seek to construct a portfolio with risk characteristics similar to the FTSE EPRA/NAREIT Global Real Estate Index (the benchmark index). The Fund seeks to limit risk through various controls, such as diversifying the portfolio property types and/or geographic areas from time to time. Various factors may lead to overweighting or underweighting of particular property types and/or geographic areas from time to time. The Fund uses the benchmark index as a guide to structuring the portfolio, but the Fund is not an index fund.

The portfolio managers will consider selling a security if they conclude (i) its relative valuation falls below desired levels, (ii) its risk /return profile changes significantly, (iii) its fundamentals change, or (iv) a more attractive investment opportunity is identified.

In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the fluctuations in the values may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

     o REAL ESTATE INVESTMENT RISK. Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively. Real estate risk may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. Real estate companies tend to be small to medium-sized companies. Real estate companies, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate (liquidity risks), declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates. The value of a Fund's investment in REITs may be affected by the management skill of the persons managing the REIT. Because REITs have expenses of their own, the Fund will bear a proportional share of those expenses.

          Due to the fact that the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

     o INDUSTRY CONCENTRATION RISK. The Fund will concentrate its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o INVESTMENTS IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

     o EQUITY SECURITIES RISK. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     o INTEREST RATE RISK. Interest rate risk is the risk that fixed income investments such as preferred stocks and debt securities, and to a lesser extent dividend paying common stock such as REIT common shares, will decline in value because of changes in the interest rates. When market interest rates rise, the market value of such securities will generally fall. The Fund's investments in such securities means that the net asset value of its shares will tend to decline if market interest rates rise.

     o SHORT SALES RISK. The Fund may take positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop. Short sales expose the Fund to risks associated with securities it does not own, and therefore, short positions involve speculative exposure risk. As a result, if the Fund takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs.

     o HIGH YIELD RISK. High yield risk is a form of credit risk. High Yield bonds or "junk bonds" are bonds rated below investment grade or deemed to be of comparable quality. They are considered to be speculative investments with greater risk of failure to make timely payment of interest and principal (to default on their contractual obligations) than their investment grade counterparts. High yield bonds may exhibit increased price sensitivity and reduced liquidity generally and particularly during times of economic downturn or volatility in the capital markets.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

36.38%     -15.01%
------------------
2006        2007

In the periods shown in the chart, the Fund's highest quarterly return was 14.27% (1st quarter of 2006) and its lowest quarterly return was -13.20% (4th quarter of 2007).

CLASS B

[GRAPHIC OMITTED]

36.59%     -14.82%
------------------
2006        2007

In the periods shown in the chart, the Fund's highest quarterly return was 14.33% (1st quarter of 2006) and its lowest quarterly return was -13.12% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------ -------------------- --------------------
                                                                               1 year            Life of Fund*
------------------------------------------------------------------------ -------------------- --------------------
JNL/AIM Global Real Estate Fund (Class A)                                      -15.01%               12.11%

MSCI US REIT Index                                                             -16.81%               10.08%

FTSE EPRA/NAREIT Global Real Estate Index                                       -6.96%               18.06%
FTSE NAREIT Equity REIT Index                                                  -15.70%               10.47%
------------------------------------------------------------------------ -------------------- --------------------


The Fund began operations on May 2, 2005. Effective October 6, 2008, the investment focus of the Fund changed from domestic real estate securities to global. The MSCI US REIT Index, FTSE EPRA/NAREIT Global Real Estate Index and FTSE NAREIT Equity REIT Index are broad-based, unmanaged indices.


The NAREIT universe includes as eligible securities all tax qualified REITS with common shares traded on NYSE, AMEX or NASDAQ National Market List. The companies in these companies must be valued at over $100 million, and meet minimum liquidity rules.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------ -------------------- --------------------
                                                                               1 year           Life of Class*
------------------------------------------------------------------------ -------------------- --------------------
JNL/AIM Global Real Estate Fund (Class B)                                      -14.82%               12.34%

MSCI US REIT Index                                                             -16.81%               10.08%

FTSE EPRA/NAREIT Global Real Estate Index                                       -6.96%               18.06%
FTSE NAREIT Equity REIT Index                                                  -15.70%               10.47%
------------------------------------------------------------------------ -------------------- --------------------

* The Fund began operations on May 2, 2005. Effective October 6, 2008, the investment focus of the Fund changed from domestic real estate securities to global.


The MSCI US REIT Index, FTSE EPRA/NAREIT Global Real Estate Index and FTSE NAREIT Equity REIT Index are broad-based, unmanaged indices.


The NAREIT universe includes as eligible securities all tax qualified REITS with common shares traded on NYSE, AMEX or NASDAQ National Market List. The companies in these companies must be valued at over $100 million, and meet minimum liquidity rules.


EFFECTIVE DECEMBER 31, 2006, THE FUND REPLACED THE MSCI REIT (THE "PRIOR INDEX") WITH THE FTSE NAREIT EQUITY REIT INDEX (THE "NEW INDEX") AS ITS BENCHMARK. IN JUNE 2005, RESPONSIBILITY FOR MAINTAINING THE PRIOR INDEX WAS TRANSITIONED FROM MORGAN STANLEY TO MSCI. SINCE THE TRANSITION, INFORMATION MADE PUBLICLY AVAILABLE BY MSCI HAS BEEN LIMITED AND GENERALLY INCLUDES THE DAILY PRICE CHANGE OF THE PRIOR INDEX. NAREIT RECENTLY HIRED FTSE TO MANAGE THE NEW INDEX. DAILY PRICING AND CONSTITUENT SECURITIES INFORMATION FOR THE NEW INDEX ARE PUBLICLY AVAILABLE AND ALLOW MANAGERS FOR THE FUND TO CONDUCT A DETAILED ANALYSIS OF THE NEW INDEX'S TOTAL RETURN AND ATTRIBUTION.


Effective October 6, 2008, the Fund replaced the FTSE NAREIT Equity REIT Index with the FTSE EPRA/NAREIT Global Real Estate Index as its benchmark in connection with a change in the Fund's investment focus. The FTSE EPRA/NAREIT Global Real Estate Index was developed by the European Public Real Estate Association ("EPRA"), a common interest group aiming to promote, develop and represent the European public real estate sector, and the North American
Association of Real Estate Investment Trusts ("NAREIT"), the representative voice of the US REIT industry. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian Real Estate markets.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                          0.86%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses**                                                                       0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    1.08%
------------------------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                          0.86%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses**                                                                       0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.88%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

** Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $110
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $343
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $595
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,317
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $90
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $281
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $488
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,084
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Global Real Estate Fund is Invesco Aim Capital Management, Inc. (f/k/a A I M Capital Management, Inc.) ("Invesco AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046. The sub-Sub-Advisers to the JNL/AIM Global Real Estate Fund are Invesco Institutional (N.A.), Inc. ("IINA"), with its principal office at 1360 Peachtree St., N.E., Atlanta, Georgia 30309, and Invesco Asset Management Limited ("IAML"), with its principal office at 30 Finsbury Square, London, EC2A, 1AG, United Kingdon. Each of IINA and IAML is an affiliate of Invesco AIM. IINA and IAML are compensated by Invesco AIM at no additional expense to the Trust. Invesco AIM, IINA, and IAML are collectively referred to herein as "AIM."

Day-to-day investment management decisions for the Fund will be made by the sub-Sub-Advisers. The sub-Sub-Advisers are responsible for choosing certain types of real estate securities for the Fund. IINA, IAML and AIM are indirect, wholly-owned subsidiaries of Invesco Ltd. ("Invesco"). Invesco is a Bermuda company and has its principal offices at 1360 Peachtree Street NE, Atlanta, Georgia 30309. As of December 31, 2007, Invesco managed approximately $500 billion in total assets.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Joe V. Rodriguez, Jr. (Lead Manager), Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rodriguez may perform these functions, and the nature of these functions, may change from time to time.

     o Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

     o James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1989.

     o Ping Ying Wang, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with AIM and/or its affiliates since 1998.

     o Paul Curbo, CFA, Portfolio Manager, has been responsible for the Fund since January 2007 and has been associated with AIM and/or its affiliates since 1998.

     o James Cowen, Portfolio Manager, has been responsible for the Fund since October 2008 and has been associated with AIM and/or its affiliates since 2001.

They are assisted by the Real Estate Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

REGULATORY AND LITIGATION MATTERS

Invesco Aim is a subsidiary of Invesco Aim Advisors, Inc. (formerly A I M Advisors, Inc.) ("AIM Advisors"), which is an indirect wholly owned subsidiary of Invesco Ltd. ("Invesco"). Another indirect wholly owned subsidiary of Invesco, INVESCO Funds Group, Inc., was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM Advisors and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM Advisors reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM Advisors also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM Advisors executives.

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM Advisors and AIM Distributors, Inc. ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM Advisors and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM Advisors and ADI violated the West Virginia securities laws. The WVASC orders AIM Advisors and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Advisors' time to respond to that Order has been indefinitely suspended.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM Advisors are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM Advisors and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM Advisors and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM ADVISORS

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM Advisors, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM Advisors, AIM Management, Invesco Ltd ("Invesco"), the parent company of IFG and AIM Advisors, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM Advisors) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM Advisors, Invesco Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. All of these lawsuits were settled and have been dismissed with prejudice.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM Advisors, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits were settled and have been dismissed with prejudice.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM Advisors, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. The Court dismissed these lawsuits with prejudice and the plaintiffs failed to timely file an appeal.

JNL/AIM SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic and derivative instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts ("ADRs"). Synthetic and derivative instruments may have the effect of leveraging the Fund's portfolio. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Growth Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Growth Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase. When suitable opportunities are available, the Fund may invest in initial public offerings ("IPOs") of securities.

In selecting investments, the Sub-Adviser utilizes a disciplined portfolio construction process that aligns the Fund with the Russell 2000 Growth Index which the Sub-Adviser believes represents the small cap growth asset class. The security selection process is based on a three-step process that includes fundamental, valuation, and technical analysis. Fundamental analysis involves building a series of financial models, as well as conducting in-depth interviews with company management. The goal is to find high quality, fundamentally sound companies operating in an attractive industry. Valuation analysis focuses on identifying attractively valued securities given their growth potential over a one-to-two year horizon. Technical analysis is used to help identify the "timeliness" of a purchase. In this step, relative price strength, trading volume, characteristics, and trend analysis are reviewed for signs of deterioration. If a stock shows signs of deterioration, it will not be considered as a candidate for the portfolio. The Sub-Adviser considers selling a security if a change in industry or company fundamentals indicates a problem, the price target set at purchase is exceeded or a change in technical outlook indicates poor relative strength.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth stocks can perform differently from the market as a whole or other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings, and can be more volatile than other types of stocks.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o CONVERTIBLE SECURITIES RISK. The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk the issuer may default on interest or principal payments and the value of underlying common stock into which these securities may be converted. Specifically, since these types of securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to the Fund.

     o INVESTMENTS IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

-27.32%    38.43%    6.86%    8.42%    14.49%    11.37%
-------------------------------------------------------
2002       2003      2004     2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 21.01% (2nd quarter of 2003) and its lowest quarterly return was -18.11% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

8.73%    14.74%    11.58%
-------------------------
2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 13.25% (4th quarter of 2004) and its lowest quarterly return was -8.77% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------ -------------------- ------------------- -------------------
                                                             1 year               5 year          Life of Fund*
------------------------------------------------------ -------------------- ------------------- -------------------
JNL/AIM Small Cap Growth Fund (Class A)                        11.37%              15.36%               9.22%
Russell 2000 Growth Index                                       7.05%              16.50%               8.66%
------------------------------------------------------ -------------------- ------------------- -------------------

* The Fund began operations on October 29, 2001. The Russell 2000 Growth Index is a style specific index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------ ---------------------- -------------------
                                                                                1 year            Life of Class*
------------------------------------------------------------------------ ---------------------- -------------------
JNL/AIM Small Cap Growth Fund (Class B)                                          11.58%                 9.66%
Russell 2000 Growth Index                                                         7.05%                 8.00%
------------------------------------------------------------------------ ---------------------- -------------------

* The Class B shares of the Fund began operations on March 5, 2004. The Russell 2000 Growth Index is a style specific index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    1.16%
------------------------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.96%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $118
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $368
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $638
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,409
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
                                                                                                  $98
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $306
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $531
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,178
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

INTEREST RATE RISK. Interest rate risk refers to the risk that bond prices generally fall as interest rate rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

U.S. GOVERNMENT OBLIGATIONS RISK. The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer , such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/AIM Small Cap Growth Fund is Invesco Aim Capital Management, Inc. (formerly A I M Capital Management, Inc.) ("Invesco AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

Invesco AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of Invesco Aim Management Group Inc. (f/k/a A I M Management Group Inc.) ("Invesco AIM Management Group"). Invesco AIM Management Group advises approximately 225 mutual funds and separate accounts which total approximately $166 billion in total net assets as of December 31, 2007. Invesco AIM Management Group is a wholly owned subsidiary of Invesco Ltd.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Juliet S. Ellis (lead manager), Senior Portfolio Manager and Chief Investment Officer of AIM's Domestic Growth Investment Management
          Unit, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.

     o Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

     o Clay Manley, Portfolio Manager, has been responsible for the Fund since February 2008 and has been associated AIM and/or its affiliates since 2001. From 2002 to February 2008, he was a senior equity analyst on AIM's small-cap team. Mr. Manley has a Bachelor of Arts (cum laude) in history and geology from Vanderbilt University, and a Master of Business Administration degree with concentrations in finance and accounting from Goizueta Business School at Emory University. Mr. Manley is a CFA Charterholder.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

REGULATORY AND LITIGATION MATTERS

Invesco Aim is a subsidiary of Invesco Aim Advisors, Inc. (formerly A I M Advisors, Inc.) ("AIM Advisors"), which is an indirect wholly owned subsidiary of Invesco Ltd. ("Invesco"). Another indirect wholly owned subsidiary of Invesco, INVESCO Funds Group, Inc., was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM Advisors and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM Advisors reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM Advisors also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM Advisors executives.

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM Advisors and Invesco Aim Distributors, Inc. (f/k/a A I M Distributors, Inc.) ("ADI") (Order No. 05-1318). The WVASC makes findings of fact that AIM Advisors and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM Advisors and ADI violated the West Virginia securities laws. The WVASC orders AIM Advisors and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, AIM Advisors' time to respond to that Order has been indefinitely suspended.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM Advisors are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM Advisors and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM Advisors and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM ADVISORS

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM Advisors, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM Advisors, AIM Management, Invesco Ltd. ("Invesco"), the parent company of IFG and AIM Advisors, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM Advisors) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM Advisors, Invesco Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. All of these lawsuits were settled and have been dismissed with prejudice.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM Advisors, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits were settled and have been dismissed with prejudice.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, Invesco AIM Management Group, IFG, AIM Advisors, Invesco Aim Investment Services, Inc. (f/k/a AIM Investment Services, Inc.) ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. The Court dismissed these lawsuits with prejudice and the plaintiffs failed to timely file an appeal.

JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND (FORMERLY JNL/FI BALANCED FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Capital Guardian Global Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's investment objective is to seek the balanced accomplishment of long-term growth of capital, current income, and conservation of principal through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers. The Fund's neutral position is a 65%/35% blend of equities and fixed-income, but may allocate 55% to 75% to equities and 25% to 45% to fixed-income.

EQUITY PORTION OF THE FUND
The investment objective of the equity portion of the Fund is to seek long-term growth of capital and income by investing in a portfolio consisting of equity securities of U.S. and non-U.S. issuers. The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $750 million at the time of purchase.

Although the Fund intends to concentrate its investments in the types of securities described above, the Fund may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the Fund can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The Fund may also invest in equity securities of developing country (emerging market) issuers.

FIXED-INCOME PORTION OF THE FUND
The investment objective of the fixed-income portion of the Fund is to seek as high a total return, measured in U.S. dollars, as is consistent with conservation of capital, by investing principally in marketable fixed-income securities, denominated in currencies from around the world, as follows:

The bond portion of the Fund will be invested in one or a combination of the following:

     (a) Securities rated Baa3 or better by Moody's Investors Service, Inc. or Fitch, or BBB or better by Standard & Poor's Corporation, or securities unrated by any of the foregoing entities that are deemed by the Sub-Adviser to be of equivalent investment quality;

     (b)  Securities issued or guaranteed by a national government, its agencies
          and   instrumentalities   (excluding   developing   countries)   or  a
          supranational organization,

     (c)  Cash equivalents and cash; or

     (d)  Currency options or forward currency contracts.

The Fund may also invest in debt securities of developing country (emerging market) issuers. Up to 20% of the fixed-income portion of the Fund will be invested in securities rated lower than those in (a) above, or securities unrated by either of the foregoing that are deemed by the Sub-Adviser to be of equivalent investment quality.

Consistent with the Fund's objectives, it may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES RISK. A Fund that purchases mortgage-related securities and mortgage-backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Capital Guardian Trust Company has been serving as the Sub-Adviser to this Fund since December 3, 2007. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

-4.49%    -6.57%    13.73%    9.42%    10.09%    10.79%    7.96%
----------------------------------------------------------------
2001       2002     2003      2004     2005      2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 7.79% (4th quarter of 2004) and its lowest quarterly return was -5.59% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

10.31%    10.98%    8.24%
-------------------------
2005      2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 7.88% (4th quarter of 2004) and its lowest quarterly return was -2.57% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------ ---------------- ------------------- -------------------
                                                                 1 year             5 year          Life of Fund*
------------------------------------------------------------ ---------------- ------------------- -------------------
JNL/Capital Guardian Global Balanced Fund (Class A)               7.96%             10.37%               4.80%
MSCI All Country World Index                                     11.65%             18.22%               4.37%
Lehman Brothers Global Aggregate Bond Index                       9.48%              6.51%               7.28%
Global Balanced Hybrid Composite**                               11.03%             14.12%               5.64%
S&P 500 Index                                                     5.49%             12.82%               1.84%
Lehman Brothers Government/Credit Index                           7.23%              4.44%               6.64%
Balanced Hybrid Composite***                                      4.96%             10.18%               5.84%
------------------------------------------------------------ ---------------- ------------------- -------------------

* The Fund began operations on May 1, 2000. Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to April 30, 2007, the Fund was managed by Fidelity Management & Research Company. Prior to December 3, 2007, the Fund was managed by Pyramis Global Advisors, LLC.

**The Global Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 65% equity and 35% bond. The following indexes are used to calculate the composite index: the MSCI All Country World Index, 65% and the Lehman Brothers Global Aggregate Bond Index, 35%.

*** The Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R) US Treasury Index. The index weightings of the composite index are:
Russell 3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI All Country World Index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

The Lehman Brothers Global Aggregate Bond Index is a broad-based, unmanaged index.

To create a more representative return comparison, 65% of the Fund's return is benchmarked to the MSCI All Country World Index and the remaining 35% is benchmarked to the Lehman Brothers Global Aggregate Bond Index.

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade with at least one year until maturity.

Effective December 3, 2007, in conjunction with the Fund's strategy change, the Fund replaced the S&P 500 Index, Lehman Brothers Government/Credit Index, and Balanced Hybrid Composite with the MSCI All Country World Index, Lehman Brothers Global Aggregate Bond Index, and Global Balanced Hybrid Composite as its benchmarks.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------------- ---------------------- ----------------------
                                                                               1 year             Life of Class*
----------------------------------------------------------------------- ---------------------- ----------------------
JNL/Capital Guardian Global Balanced Fund (Class B)                            8.24%                  9.49%
MSCI All Country World Index                                                  11.65%                 13.87%
Lehman Brothers Global Aggregate Bond Index                                    9.48%                  5.06%
Global Balanced Hybrid Composite**                                            11.03%                 10.82%
S&P 500 Index                                                                  5.49%                  8.39%
Lehman Brothers Government/Credit Index                                        7.23%                  3.79%
Balanced Hybrid Composite***                                                   4.96%                  7.34%
----------------------------------------------------------------------- ---------------------- ----------------------

* The Class B shares of the Fund began operations on March 5, 2004. Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to April 30, 2007, the Fund was managed by Fidelity Management & Research Company. Prior to December 3, 2007, the Fund was managed by Pyramis Global Advisors, LLC.

**The Global Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 65% equity and 35% bond. The following indexes are used to calculate the composite index: the MSCI All Country World Index, 65% and the Lehman Brothers Global Aggregate Bond Index, 35%.

*** The Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R) US Treasury Index. The index weightings of the composite index are:
Russell 3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI All Country World Index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

The Lehman Brothers Global Aggregate Bond Index is a broad-based, unmanaged index.

To create a more representative return comparison, 65% of the Fund's return is benchmarked to the MSCI All Country World Index and the remaining 35% is benchmarked to the Lehman Brothers Global Aggregate Bond Index.

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade with at least one year until maturity.

Effective December 3, 2007, in conjunction with the Fund's strategy change, the Fund replaced the S&P 500 Index, Lehman Brothers Government/Credit Index, and Balanced Hybrid Composite with the MSCI All Country World Index, Lehman Brothers Global Aggregate Bond Index, and Global Balanced Hybrid Composite as its benchmarks.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.01%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.81%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective December 3, 2007, the administrative fee was increased to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $103
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $322
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $558
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,236
----------------------------------------------------------------------------------- --------------------------

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $83
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $259
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $450
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,002
----------------------------------------------------------------------------------- --------------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Capital Guardian Global Balanced Fund is Capital Guardian Trust Company ("Capital Guardian"), with principal offices at 333 South Hope Street, Los Angeles, California 90071. Capital Guardian was chartered in 1968 under the California State banking laws as a non-depository trust company and has been registered as an investment advisor with the SEC under the Investment Advisors Act of 1940 since April 27, 2001.

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. which in turn is owned by The Capital Group Companies, Inc. (CGC). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC is one of the oldest major financial service firms in the U.S., tracing its roots back to 1931, and has always been privately held. CGC is owned by a broad group of over 400 key investment and administrative active associates and retirees.

David I. Fisher is chairman of the board of Capital Group International, Inc. and Capital Guardian Trust Company, as well as an officer and director of numerous affiliated companies. He is a portfolio manager for U.S., non-U.S., global, and emerging market assets and has been responsible for our organization's international investing activities since 1982. He joined our organization in 1969 as a financial analyst and was director of research for ten years. Previously, he was an officer of Smith Barney & Co. and a marketing executive with General Electric Company. A graduate of the University of California at Berkeley, he holds an MBA from the University of Missouri Graduate School of Business Administration. Mr. Fisher is a member of the Los Angeles Society of Financial Analysts, as well as the International Society of Security Analysts. In addition to serving as a trustee emeritus of the J. Paul Getty Trust, he serves on the board of trustees for Alternative Living for the Aging, Lowe Institute, Harvard-Westlake School, and the UCLA School of Public Policy and Social Research. He also serves as an advisory board member of the International Monetary Fund Retirement Plan and the Monetary Authority of Singapore. He is based in Los Angeles.

Nancy J. Kyle is vice chairman and director of Capital Guardian Trust Company and a member of its Executive and North American Management Committees. She is also a member of the CGII Management Committee and Chairman of Capital Guardian (Canada), Inc. Ms. Kyle is an international equity portfolio manager and coordinates the asset allocation process for our multi-product services as Chairman of the CGTC International Subcommittee. Prior to joining Capital in 1991, she was a managing director at JPMorgan Investment Management in New York. Ms. Kyle earned a BA from Connecticut College and did graduate work at the London School of Economics. She is based in New York.

Lionel M. Sauvage is a senior vice president and a director of Capital Guardian Trust Company as well as a senior vice president of Capital International, Inc., with portfolio management responsibilities for both Capital Guardian Trust Company and Capital International, Inc. He is also a vice president of Capital Guardian (Canada), Inc., a director of The Capital Group Companies, Inc., and a member of the Capital Group International, Inc. Management Committee. He joined our organization in 1987 as an investment analyst and has covered European food, beverage, and airline industries, as well as U.S. aerospace companies. Mr. Sauvage earned his MBA from INSEAD in Fontainebleau, France and his electronic engineering degree from ENSEM in Nancy, France. Prior to attending business school, he was a project manager at Sogelerg Engineering in France for five years. He is based in London.

Nilly Sikorsky is the chair of Capital International S.A., the vice chair of Capital International Limited, and managing director -- Europe of Capital Group International, Inc. She is a portfolio manager and was managing editor of the Morgan Stanley Capital International Perspective for 20 years. She joined Capital International in 1962 as a statistician. Ms. Sikorsky is a graduate in sociology of the University of Geneva and also attended the University of Geneva Graduate School of International Studies. She is a member of the Swiss Association of Financial Analysts and is based in Geneva.

Rudolf M. Staehelin is a portfolio manager for Capital International S.A., Capital International Limited, and Capital Guardian Trust Company based in the Geneva office. He is a director and senior vice president of Capital
International S.A. and chairman of the Capital International and Capital International Limited investment committees. He joined Capital International's New York office in 1981 as a financial analyst with international research responsibilities in banking and pharmaceuticals and moved to Geneva in 1983. He holds an MBA from Stanford Graduate School of Business and has both an MA and a PhD in law from the Universitat Basel in Switzerland. Prior to attending Stanford, Mr. Staehelin was with Maus Freres S.A., a retail holding company in Geneva. He is a member of the Swiss Association of Financial Analysts, the German Society for Securities Analysts, and the New York Society of Security Analysts.

Alan J. Wilson is president and U.S. research director for Capital International Research, Inc. and a director of The Capital Group Companies, Inc. Mr. Wilson also serves as a senior vice president and a director of Capital Guardian Trust Company. He is also a portfolio manager with investment analyst responsibilities, specializing in U.S. energy equipment, video games, and construction & engineering. Prior to joining our organization in 1991, Mr. Wilson was a consultant with The Boston Consulting Group for five years. Before that, he was an engineer with Texas Eastern Corporation. Mr. Wilson received his MBA from Harvard University Graduate School of Business Administration and his BS in civil engineering from Massachusetts Institute of Technology. He is based in Los Angeles.

Mark H. Dalzell is a vice president of Capital International Limited and a senior vice president for Capital Research Company. He joined our organization's Fixed-Income area as a global bond specialist in 1988 and is involved with Capital International and Capital Guardian's global and non-U.S. portfolios. Prior to joining our organization, he was a vice president and senior portfolio manager in the International Fixed-Income department at Citibank Investment Management, London for three years, spent two years in institutional sales at Bear, Stearns & Co., two years in the Foreign Exchange Consultancy group of Chase Manhattan Bank, and three years in the International Research department of the Federal Reserve Bank of New York. He received a Master's degree in public policy from the Kennedy School at Harvard University and a BA in international affairs from the Woodrow Wilson School, Princeton University (magna cum laude). Mr. Dalzell is based in Los Angeles.

Laurentius Harrer is a senior vice president of Capital Guardian Trust Company and a vice president of Capital International Research, Inc. and Capital International, S.A. He is chairman of the Fixed-Income Subcommittee of Capital Guardian Trust Company and the Fixed-Income Asset Allocation Committee. He has research responsibilities in emerging markets and portfolio management responsibilities for emerging markets debt and global fixed-income accounts. Prior to joining our organization in 1993, he was with Metzler Investment in Frankfurt, Germany where he was a senior portfolio manager responsible for global bond and currency markets. Before that, he spent two years in institutional sales with Bayerische Vereinsbank. Mr. Harrer graduated from the University of Landshut in Germany with a bachelor of business administration degree. He is based in Los Angeles.

Robert H.  Neithart is an  executive  vice  president  and a director of Capital
International Research, Inc. and a vice president and a director of Capital Guardian Trust Company. He is also a vice president and a director of Capital Strategy Research, Inc. His portfolio management and research responsibilities are focused on emerging markets fixed income, global bonds, and global macroeconomics. Mr. Neithart joined our organization in 1987 as a participant in "The Associates Program." He earned an AB degree (cum laude) in economics from Occidental College. He is a member of the National Association of Business Economists (NABE), is active in the Los Angeles chapter of NABE and holds the Chartered Financial Analyst(R) designation. He is based in Los Angeles.

Mark A. Brett is a director and senior vice president of Capital International Limited and Capital International SA and a vice president of Capital International Research, Inc. His responsibilities include global Fixed-Income portfolio management and currency research. Prior to joining Capital International in 1993, Mr. Brett spent 14 years as an economist/strategist with Barclays de Zoete Wedd (formerly De Zoete and Bevan) in London. In addition, he was a director of BZW Capital Markets Ltd. and a member of the London Stock Exchange. He is a member of the UKSIP and the Securities Institute. He is based in London.

Christine Cronin is a senior vice president of Capital International Research, Inc. and a vice president of Capital Guardian Trust Company with fixed-income portfolio management and research responsibilities. Prior to joining Capital Guardian in 1997, she spent three years as an analyst at Fidelity Investments. Prior to that, she spent two years as an analyst in the high-yield group at Colonial Management Associates. Before that, she spent a year as a senior consultant at Price Waterhouse in the bankruptcy and reorganization practice and passed the CPA exam. Ms. Cronin earned an MBA from Wharton School at the University of Pennsylvania and a BA in economics from Columbia University. She holds the Chartered Financial Analyst(R) designation and is based in Los Angeles.

Michael D. Locke is a vice president of Capital International Research, Inc. and Capital Guardian Trust Company with portfolio management and research responsibilities for mortgage and asset-backed securities and derivatives. Prior to joining our organization in 1996, he received an MBA (with honors) from the University of Chicago. Before that, he earned an MS in electrical engineering from the University of California at Los Angeles. While completing his graduate studies, Mr. Locke worked as a summer associate with Goldman Sachs Asset Management in New York, a senior consultant with Arthur Andersen & Co. in Los Angeles, and as a research associate with the Economic Analysis Corporation. Before that, he spent three years as a senior analyst/systems manager for the Law & Economics Consulting Group. He received a BA in mathematical economics from the University of California at Berkeley. He is based in Los Angeles.

Richard N. Havas is a senior vice president of Capital International, Inc., a vice chairman and director of Capital Guardian (Canada), Inc., and a vice president of Capital International Asset Management (Canada), Inc. He is a portfolio manager for global and international (non-U.S.) assets. Mr. Havas joined our organization in 1986 as a financial analyst specializing in Canadian non-resource companies, as well as Australian banks and industrial companies. Before joining Capital Guardian, he was a lending officer for the Bank of Nova Scotia for four years. He received a BA from the University of Toronto and an MBA (with distinction) from INSEAD in Fontainebleau, France. He is based in Singapore.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2007.

JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND (FORMERLY, JNL/SELECT GLOBAL GROWTH FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Capital Guardian Global Diversified Research Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The investment objective of the Fund is to seek long-term growth of capital and income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio consisting of equity securities of U.S. and non-U.S. issuers. The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.

Although the Fund intends to concentrate its investments in the types of securities described above, the Fund may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the Fund can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The Fund may also invest in equity securities of developing country (emerging market) issuers.

Consistent with the Fund's objectives, it may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAPITALIZATION INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Capital Guardian Trust Company has been serving as the Sub-Adviser to this Fund since December 3, 2007. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]


26.87%  64.58%  -18.28%  -23.50%  -27.12% 23.97%  11.36%  1.91%  13.31%  20.65%
--------------------------------------------------------------------------------
1998    1999     2000     2001     2002   2003    2004    2005   2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

CLASS B

[GRAPHIC OMITTED]

2.12%    13.57%    20.87%
-------------------------
2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 11.85% (4th quarter of 2004) and its lowest quarterly return was -9.15% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
-------------------------------------------------------------- ---------------- ---------------- -----------------
                                                                     1 year          5 year           10 year*
-------------------------------------------------------------- ---------------- ---------------- -----------------
JNL/Capital Guardian Global Diversified Research Fund (Class A)       20.65%         13.96%            6.22%
MSCI World Growth Index                                               14.75%         15.46%            5.73%
MSCI All Country World Index                                          11.65%         18.22%            N/A**
-------------------------------------------------------------- ---------------- ---------------- -----------------

* The Fund began operations on May 15, 1995. The Morgan Stanley Capital International World Growth Index return begins on May 1, 1995. Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to December 3, 2007, the Fund was managed by Wellington Management Company LLP. The MSCI World Growth Index is a broad-based, unmanaged index.
**The inception date for the MSCI All Country World Index was January 4, 1999. The MSCI All Country World Index is a broad-based, unmanaged index.

Effective December 3, 2007, the Fund replaced the MSCI World Growth Index with the MSCI All Country World Index as its benchmark. The Fund invests in both developed countries and emerging markets and is managed to a core benchmark. The MSCI All Country World Index is a core benchmark comprised of companies in the Americas, Europe, the Middle East, and Asia Pacific regions.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------------- ---------------- -----------------
                                                                                       1 year        Life of Class*
---------------------------------------------------------------------------------- ---------------- -----------------
JNL/Capital Guardian Global Diversified Research Fund (Class B)                        20.87%           10.88%
MSCI World Growth Index                                                                14.75%           11.85%
MSCI All Country World Index                                                           11.65%           13.87%
---------------------------------------------------------------------------------- ---------------- -----------------

* The Class B shares of the Fund began operations on March 5, 2004. The Morgan Stanley Capital International World Growth Index return begins on May 1, 1995. Prior to March 5, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to December 3, 2007, the Fund was managed by Wellington Management Company LLP.
The MSCI World Growth Index is a broad-based, unmanaged index.
The MSCI All Country World Index is a broad-based, unmanaged index.

Effective December 3, 2007, the Fund replaced the MSCI World Growth Index with the MSCI All Country World Index as its benchmark. The Fund invests in both developed countries and emerging markets and is managed to a core benchmark. The MSCI All Country World Index is a core benchmark comprised of companies in the Americas, Europe, the Middle East, and Asia Pacific regions.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.90%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    1.11%
----------------------------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.90%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.91%
----------------------------------------------------------------------------------------------- ---------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $113
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $353
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $612
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,352
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $93
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $290
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $504
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,120
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Capital Guardian Global Diversified Research Fund is Capital Guardian Trust Company ("Capital Guardian"), with principal offices at 333 South Hope Street, Los Angeles, California 90071. Capital Guardian was chartered in 1968 under the California State banking laws as a non-depository trust company and has been registered as an investment advisor with the SEC under the Investment Advisors Act of 1940 since April 27, 2001.

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. which in turn is owned by The Capital Group Companies, Inc. (CGC). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC is one of the oldest major financial service firms in the U.S., tracing its roots back to 1931, and has always been privately held. CGC is owned by a broad group of over 400 key investment and administrative active associates and retirees.

Andrew F. Barth is vice chairman of Capital International Research, Inc. and president of Capital Guardian Trust Company. He is also a director and global research director for Capital International Research, Inc. with research responsibilities for U.S. financial services, specifically thrifts, mortgage lenders, and government-sponsored enterprises and is the U.S. research portfolio coordinator. He also serves as a director for Capital Guardian Trust Company and The Capital Group Companies, Inc. He is a member of the Capital Guardian Trust Company Executive Committee, The Capital Group International, Inc. Management Committee, the Global Institutional Group North American Management Committee, The Capital Group Companies Management Committee, and the Capital Research and Management Company Management Committee. He joined our organization in 1985 after completing his MBA at Columbia University Graduate School of Business. Mr. Barth graduated summa cum laude from Columbia University (Phi Beta Kappa). He is based in Los Angeles.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2007.

JNL/CAPITAL GUARDIAN INTERNATIONAL SMALL CAP FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Capital Guardian International Small Cap Fund is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES. The investment objective of the Fund is to seek long term growth of capital and income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio consisting primarily of equity securities of non-U.S. issuers (including American Depositary Receipts ("ADRs") and other U.S. registered securities) and securities whose principal markets are outside the U.S. with market capitalization of between $50 million and $2 billion at the time of purchase. In determining market capitalization, the Fund may consider the value of shares which are publicly traded. The Fund normally will invest in common stocks, preference shares and convertible securities.

Although the Fund intends to concentrate its investments in such issues, the Fund may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the Fund can be invested with geographical flexibility, the emphasis will be on securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The Fund may also invest up to 10% at the time of purchase in the securities of developing country issuers. Although the Fund does not intend to seek short-term profits, securities in the Fund's portfolio will be sold whenever the Fund believes it is appropriate to do so without regard to the length of time a particular security may have been held.

Consistent with the Fund's objectives, it may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         1.10%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.04%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.34%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         1.10%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.04%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.15%
--------------------------------------------------------------------------------------------- -----------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                          $136
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $425
------------------------------------------------------------------------------------ --------------------------

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                          $117
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $365
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Capital Guardian International Small Cap Fund is Capital Guardian Trust Company ("Capital Guardian"), with principal offices at 333 South Hope Street, Los Angeles, California 90071. Capital Guardian was chartered in 1968 under the California State banking laws as a non-depository trust company and has been registered as an investment advisor with the SEC under the Investment Advisors Act of 1940 since April 27, 2001.

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. which in turn is owned by The Capital Group Companies, Inc. (CGC). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC is one of the oldest major financial service firms in the U.S., tracing its roots back to 1931, and has always been privately held. CGC is owned by a broad group of over 400 key investment and administrative active associates and retirees.

Habib I. Annous is a vice president of Capital International Research, Inc. with portfolio manager and research responsibilities in U.K. small capitalization. Prior to joining Capital International in November 2002, he spent five and a half years at Merrill Lynch Investment Managers as a director and U.K. portfolio manager. Before that, he spent nearly five years at BZW Investment Management as a U.K. fund manager and prior to that he was at Lazard Investors as a U.K. Equities specialist on small companies. He has a BSc from the University of London and holds the Chartered Financial Analyst(R) designation. Mr. Annous is based in London.

Richard N. Havas is a senior vice president of Capital International, Inc., a vice chairman and director of Capital Guardian (Canada), Inc., and a vice president of Capital International Asset Management (Canada), Inc. He is a portfolio manager for global and international (non-U.S.) assets. Mr. Havas joined our organization in 1986 as a financial analyst specializing in Canadian non-resource companies, as well as Australian banks and industrial companies. Before joining Capital Guardian, he was a lending officer for the Bank of Nova Scotia for four years. He received a BA from the University of Toronto and an MBA (with distinction) from INSEAD in Fontainebleau, France. He is based in Singapore.

Akira Horiguchi is a vice president of Capital International Research, Inc. with responsibilities for Japanese small capitalization companies. Prior to joining Capital International in 2000, he spent three years as an investment manager in Japanese equities with Gartmore Investment Management Japan Ltd., and before that, two years with MeesPierson Capital Management Japan Ltd. Mr. Horiguchi earned a BA in economics from Tokyo University. He is based in Tokyo.

Roger J. Mortimer is a Vice president of Capital Guardian Trust Company and Capital Guardian (Canada), Inc. Prior to joining Capital Guardian in 2005, he was a Senior Vice President and Portfolio Manager at AIM Investments in San Francisco, and a Global Partner of its parent company, Amvescap Plc. While at AIM, Mr. Mortimer managed Canadian equity, global equity and global energy mutual fund mandates. He was also formerly an associate portfolio manager with Global Strategy Investments in Vancouver. He holds BA and MBA degrees from the University of Western Ontario. He is based in San Francisco.

Takeo Nakamura is a senior vice president of Capital International K.K. with portfolio management and research responsibilities. He joined Capital International in 1998 after 30 years with Nomura Securities, where he was managing director for Nomura Asset Management Co., Ltd. in Tokyo, president of Nomura Capital Management, Inc. in New York, and a security analyst and portfolio manager for Nomura Securities in Tokyo. Mr. Nakamura holds a BA in economics from Waseda University and completed a postgraduate program through the London School of Economics. He is based in Tokyo.

Philip Winston is a senior vice president and portfolio manager for Capital International Limited with responsibilities for U.K. and European large and small capitalization equity portfolios. Prior to joining Capital International in 1997, he spent eight years as a director and U.K. equity fund manager at BZW Investment Management in London. He was also formerly with Orion Royal Bank in London and New York. Before that, he was a lecturer at Durham University. Mr. Winston holds a PhD and MA in history from Cambridge University. He is based in London.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2007.

JNL/CAPITAL GUARDIAN U.S. GROWTH EQUITY FUND (FORMERLY, JNL/SELECT LARGE CAP GROWTH FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Capital Guardian U.S. Growth Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The investment objective of the Fund is to seek long-term growth of capital and income by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio consisting primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities that are tied economically to the U.S.). The Fund normally will invest in common stocks and convertible securities of companies with market capitalization greater than $1.5 billion at the time of purchase. The Fund intends to achieve its objective by investing primarily in attractively valued securities that at the time of purchase exhibit one or more "growth" characteristics relative to the U.S. stock market. The "growth" characteristics include securities exceeding the market (rate of growth) in at least one of the following categories: earnings, unit sales, revenue or cash flow.

Although the Fund intends to concentrate its investments in the types of securities described above, the Fund may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. The Fund intends to remain fully invested, however, and the Fund may hold cash and cash equivalents for defensive purposes. Although the Fund does not intend to seek short-term profits, securities in the Fund's portfolio will be sold whenever the Fund believes it is appropriate to do so without regard to the length of time a particular security may have been held.

Consistent  with  the  Fund's  objectives,  it may  from  time to time  purchase derivative securities to, among other reasons, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner. Derivatives will not be used, however, to leverage the Fund's exposure above its total net assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INVESTMENT STYLE RISK. The Fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The Fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Capital Guardian Trust Company has been serving as the Sub-Adviser to this Fund since December 3, 2007. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

57.66% 94.43%  -20.97%  -30.18%  -29.76%  35.46%  11.67%  4.67%  4.60%  9.73%
--------------------------------------------------------------------------------
1998   1999     2000     2001     2002    2003    2004    2005   2006   2007

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

CLASS B

[GRAPHIC OMITTED]

4.86%    4.88%    9.94%
-----------------------
2005     2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 9.82% (2nd quarter of 2007) and its lowest quarterly return was -7.70% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
-------------------------------------------------------------- -------------- ------------------ -------------------
                                                                  1 year           5 year             10 year*
-------------------------------------------------------------- -------------- ------------------ -------------------
JNL/Capital Guardian U.S. Growth Equity Fund (Class A)            9.73%            12.68%               7.99%
Russell 1000(R) Growth Index                                     11.81%            12.10%               3.83%
-------------------------------------------------------------- -------------- ------------------ -------------------

* The Fund began operations on May 15, 1995. Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to December 3, 2007, the Fund was managed by Wellington Management Company, LLP. The Russell 1000 Growth Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------- ------------------- ------------------
                                                                                   1 year         Life of Class*
---------------------------------------------------------------------------- ------------------- ------------------
JNL/Capital Guardian U.S. Growth Equity Fund (Class B)                              9.94%               6.65%
Russell 1000(R) Growth Index                                                       11.81%               7.46%
---------------------------------------------------------------------------- ------------------- ------------------

* The Class B shares of the Fund began operations on March 5, 2004. Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to December 3, 2007, the Fund was managed by Wellington Management Company, LLP. The Russell 1000 Growth Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- -------------------------
                                                                                               CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Management/Administrative Fee                                                                   0.80%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
12b-1 Fee                                                                                       0.20%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Other Expenses                                                                                  0.00%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Total Annual Fund Operating Expenses                                                            1.00%
-------------------------------------------------------------------------------------- -------------------------

----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- -------------------------
                                                                                               CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Management/Administrative Fee                                                                   0.80%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
12b-1 Fee                                                                                       0.00%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Other Expenses                                                                                  0.00%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Total Annual Fund Operating Expenses                                                            0.80%
-------------------------------------------------------------------------------------- -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $102
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $318
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $552
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                       $1,225
-------------------------------------------------------------------------------------- -------------------------

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $82
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $255
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $444
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $990
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Capital Guardian U.S. Growth Equity Fund is Capital Guardian Trust Company ("Capital Guardian"), with principal offices at 333 South Hope Street, Los Angeles, California 90071. Capital Guardian was chartered in 1968 under the California State banking laws as a non-depository trust company and has been registered as an investment advisor with the SEC under the Investment Advisors Act of 1940 since April 27, 2001.

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. which in turn is owned by The Capital Group Companies, Inc. (CGC). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC is one of the oldest major financial service firms in the U.S., tracing its roots back to 1931, and has always been privately held. CGC is owned by a broad group of over 400 key investment and administrative active associates and retirees.

David I. Fisher is chairman of the board of Capital Group International, Inc. and Capital Guardian Trust Company, as well as an officer and director of numerous affiliated companies. He is a portfolio manager for U.S., non-U.S., global, and emerging market assets and has been responsible for our organization's international investing activities since 1982. He joined our organization in 1969 as a financial analyst and was director of research for ten years. Previously, he was an officer of Smith Barney & Co. and a marketing executive with General Electric Company. A graduate of the University of California at Berkeley, he holds an MBA from the University of Missouri Graduate School of Business Administration. Mr. Fisher is a member of the Los Angeles Society of Financial Analysts, as well as the International Society of Security Analysts. In addition to serving as a trustee emeritus of the J. Paul Getty Trust, he serves on the board of trustees for Alternative Living for the Aging, Lowe Institute, Harvard-Westlake School, and the UCLA School of Public Policy and Social Research. He also serves as an advisory board member of the International Monetary Fund Retirement Plan and the Monetary Authority of Singapore. He is based in Los Angeles.

Todd S. James is a senior vice president of Capital International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. His research responsibilities include U.S. merchandising and e-commerce. Prior to assuming his research responsibilities in 1989, Mr. James was a statistician for Capital Group Research, Inc. Prior to joining our organization in 1985, he studied architecture at Texas Tech University before earning a BS in international finance from California State University, Sacramento. He earned an MBA from the University of Southern California Graduate School of Business and is based in West Los Angeles.

Jim S. Kang is a senior vice president of Capital International Research, Inc., and a vice president of Capital Guardian Trust Company. He is a portfolio manager responsible for U.S. growth equity portfolios. Mr. Kang also conducts research in the U.S. casinos and gaming industry. Prior to joining our organization in 1988, he was an equity analyst with Gabelli & Company in New York. He is a Phi Beta Kappa graduate from the University of California at Los Angeles, where he earned a BS in psychobiology (magna cum laude). He also holds an MBA from Columbia University Graduate School of Business. He is based in West Los Angeles.

Eric H. Stern is a senior vice president of Capital International Research, Inc. and a vice president of Capital Guardian Trust Company. His investment responsibilities include portfolio management within the U.S. Growth Equity product and research of the U.S. medical technology industry. Prior to joining Capital International in 1991, he served two years as an analyst in the Mergers and Acquisitions department of Morgan Stanley & Company. Mr. Stern is a Phi Beta Kappa graduate of the University of California at Berkeley, where he earned a BS in business administration. He also holds an MBA from Stanford Graduate School of Business. He is based in West Los Angeles.

Alan J. Wilson is president and U.S. research director for Capital International Research, Inc. and a director of The Capital Group Companies, Inc. Mr. Wilson also serves as a senior vice president and a director of Capital Guardian Trust Company. He is also a portfolio manager with investment analyst responsibilities, specializing in U.S. energy equipment, video games, and construction & engineering. Prior to joining our organization in 1991, Mr. Wilson was a consultant with The Boston Consulting Group for five years. Before that, he was an engineer with Texas Eastern Corporation. Mr. Wilson received his MBA from Harvard University Graduate School of Business Administration and his BS in civil engineering from Massachusetts Institute of Technology. He is based in Los Angeles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated December 31, 2007.

JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Credit Suisse Global Natural Resources Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in worldwide companies active in the extraction, production, processing and trading of the following products: chemicals, building materials, metal and other raw materials, timber and paper products, containers and packaging as well as companies in the energy resources sector. Furthermore, the Fund may invest in companies which obtain the majority of their revenues by financing the above activities.

The Fund may invest up to 15% of its net assets, irrespective of currency and regardless of the issuer's country of origin, in convertible and warrant bonds, providing the associated rights confer entitlement to the subscription of shares in companies in which the Fund is permitted to invest under terms of its investment policy.

Furthermore, the Fund may invest in listed and equity-linked notes, providing the underlying equities relate to companies permitted under the terms of the Fund's investment policy. Investments in equity-linked notes, together with convertible and warrant bonds, may not exceed 15% of the net assets of the Fund.

No single holding of the Fund may be in excess of 10% of a company's total value. It is required that 70% of the Fund's assets are to be held in stocks that are included in the MSCI Index customized benchmark. The exposure to a stock, which is not included in the benchmark, may not be actively increased beyond 3% of the Fund's assets at the time of purchase. The Fund is not permitted to hold more than 4% of its assets in a single position that is not included in the benchmark. The Fund pursues a target of 2.0% excess return over the benchmark, with a range of active risk ("Tracking Error") of 3.0-6.0%.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

     o INDUSTRY CONCENTRATION RISK. Because the Fund will be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.06%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.86%
--------------------------------------------------------------------------------------------- -----------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $108
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $337
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $585
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,294
-------------------------------------------------------------------------------------- --------------------------

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $88
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $274
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $477
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,061
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Global Natural Resources Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Group ("CSG"). CSG's office is located at Giesshubelstrasse 30, PO Box 800, Zurich, Switzerland, CH-8070.

In connection with Credit Suisse's service as Sub-Adviser to the Fund, Credit Suisse Asset Management Limited ("Credit Suisse Limited"), an affiliate of Credit Suisse, will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by Credit Suisse from time to time pursuant to a sub-sub-advisory agreement between Credit Suisse and Credit Suisse Limited. Credit Suisse Limited is compensated for this investment advisory and portfolio management advice by Credit Suisse at no additional expense to the Trust. Credit Suisse Limited is located at One Cabot Square, London, UK E14 4QJ.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are Neil Gregson, Simon Sheppard, and Vipin Ahuja.

Neil Gregson, Managing Director, in 2006 became the Head of Global Emerging Market Equities and Chief Investment Officer for Equities in Emerging Europe, the Middle East and Africa. Mr. Gregson has been a manager of the Fund since its inception. Since 2000, Mr. Gregson has served as lead portfolio manager for the Credit Suisse Global Natural Resources Strategy. Prior to joining Credit Suisse in 1990, Mr. Gregson served as an Investment Analyst in Johannesburg. Previously, Mr. Gregson was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson earned a BSc (Hons.) in Mining Engineering from Nottingham University. Mr. Gregson is a member of the Association of Investment Management Research and was a member of its Council from 1997 to early 1999.

Simon Sheppard, Vice President based in London, has been with Credit Suisse for the past six years. Mr. Sheppard joined the emerging market equity team in 2003, from the European and emerging market fixed income team at Credit Suisse, and specializes in gold and resources. Prior to joining Credit Suisse, Mr. Sheppard worked in South Africa in equity research and consulting. Mr. Sheppard holds a BbusSc (Finance) from the University of Cape Town and is a CFA Charterholder.

Vipin Ahuja, Director, who joined the team in 2007 as a global energy analyst and portfolio manager of the Fund. He joined Credit Suisse from HSBC where he was a Senior Global Oil & Gas Analyst and was consistently ranked top 5 in internal client rankings from April 2005 to April 2007. Prior to joining HSBC, he worked as a Senior Oil & Gas Analyst at Dresdner Kleinwort from February 1998 to March 2005, Deutsche Morgan Grenfell from 1992 to 1997, and DSP Merrill Lynch Ltd from 1992 to 1997. Prior to joining the securities industry in 1992, he worked as a chemical engineer at Gea Wiegand GmbH in New Delhi. He holds a BTech in Chemical Engineering from the Indian Institute of Technology (IIT) and an MBA from the Indian Institute of Management (IIM). Mr. Ahuja is a member of the Association of Investment Management Research and is a CFA Charterholder.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory and sub-sub advisory agreements is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/CREDIT SUISSE LONG/SHORT FUND

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/Credit  Suisse
Long/Short Fund is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's principal investment strategy is to employ a proprietary, quantitative multi-factor model to select an equity portfolio with long-run average total returns greater than the benchmark Standard & Poor's ("S&P") 500 Index and with investment risk similar to the S&P 500 Index. The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of
factors  in  the   multi-factor   stock  selection   model.  The  Fund's  active
quantitative equity management strategy allows the portfolio simultaneously invest in stocks and to underweight unattractive stocks beyond benchmark weights, resulting in short positions on certain stocks. The strategy employed by this Fund is a natural expansion of enhanced indexing and long/short strategies, referred to as the US Equity - Short Extension strategy. This strategy offers the portfolio management team increased flexibility to express their views on certain equities while maintaining--to a large degree--the S&P 500 Index's risk factors, such as sector and industry exposures.

The Sub-Adviser employs symmetric long and short stock positions around a full market exposure to the S&P 500 Index. Long positions are typically held at 120% of the underlying stock portfolio, and the short constraint is relaxed to a degree allowing short positions of 20% of the underlying stock portfolio. The portfolio, including the net short positions, therefore maintains an expected beta of one to the S&P 500 Index while capturing better performance, in the long-run, than the S&P 500 Index.

With this 120/20 approach, the Sub-Adviser pursues a performance target range of 2.0-3.5% excess return over the S&P 500 Index with a volatility range of 2.0-4.0% over the S&P 500 Index. The Strategy thus strives to achieve an information ratio between 0.75-1.00.

The Sub-Adviser will predominantly invest in large-cap US equities, employing an investment-universe encompassing the constituents of the S&P 500 Index. In addition, the Sub-Adviser in general will maintain characteristics - risk factor exposures, sector and industry weights, etc. - similar to those of the S&P 500 Index.

INVESTMENT PROCESS

     The Sub-Adviser adheres to rigorous and disciplined portfolio construction and risk management. The strategy employs a transparent and innovative quantitative equity investment process, encompassing four steps: (1) formulation of investment views, (2) construction of expected returns, (3) portfolio optimization and implementation, (4) performance monitoring and attribution analysis.

     The investment strategy is quantitative in nature; the Portfolio Managers' discretion is used to determine the selection and importance of factors in the Sub-Adviser's proprietary multi-factor stock selection model. The Portfolio Managers' also utilize their discretion in their selection of portfolio implementation parameters and implementation of short positions in the portfolio.

STEP 1: FORMULATING INVESTMENT VIEWS
     The Sub-Adviser utilizes five distinct factor groups - (Valuation, Profitability, Growth, Momentum, and Capital-Use & Balance Sheet Quality) to construct investment views and forecast stock returns. The selection of these factor groups was determined by the Sub-Adviser through rigorous quantitative research. Each one of the five factor groups is composed of a set of individual fundamental factors that broadly measure similar information. For example, the Valuation factor group includes measures such as price-to-earnings ratio and price-to-cash flow ratio, both of which relate information about the value (i.e. expensiveness or cheapness) of a company. The Profitability factor group includes ratios such as return on equity and return on invested capital, both of which describe a company's returns to capital, or profitability.

STEP 2: CONSTRUCTING THE EXPECTED RETURNS
     The second step of the investment process involves calculating the expected returns of individual stocks given the investment views. Expected returns are simultaneously calculated for each and every stock in the investment universe according to the following procedures: (a) scoring each stock on the basis of its attractiveness by each of the five factor groups; (b) applying a set of weights to the five scores from (a) based on each stock's unique characteristics; and (c) making a final adjustment to the expected return of each stock given the risks of each stock, i.e., integrating the risk and reward profiles of the companies by penalizing higher risk stocks and rewarding lower risk stocks. The set of expected returns constructed above reflects the Portfolio Managers' best estimate of the relative attractiveness of each stock in the investment universe.

STEP 3: PORTFOLIO CONSTRUCTION AND IMPLEMENTATION
     Portfolio construction and implementation is the third step of the investment process. The expected returns constructed above and the risk model are combined in an optimization software with client investment guidelines to derive the optimal portfolio. The portfolio optimization defines the Sub-Adviser's buys and sells. In general, the investment guideline or restrictions on the Short-Extension Strategy will be added as constraints in the portfolio optimization process to ensure the adherence to investment guideline. The portfolio optimization also ensures that risk characteristics of the portfolio, including sector, industry and risk index exposure, to be similar to those of benchmark and to be within that of the investment guideline.

     Portfolio implementation follows the portfolio construction. A defined trading strategy is selected and closely followed, with trade controls (post-trade analysis) and implementation based on the principles of best execution being paramount to the successful construction of the client portfolio.

STEP 4: PERFORMANCE MONITORING AND ATTRIBUTION ANALYSIS
     An extensive performance monitoring and attribution analysis process is the final step of the investment process. The performance of the five factor groups is monitored on a daily basis, as is the portfolio's exposure to those factor groups. Expected tracking error, market risk and company-specific risk components, client constraints, benchmark changes, corporate actions, and cash management are among the issues monitored and addressed on a daily basis by the portfolio management team. In addition, regular investment updates of the sources of risk of the Fund and refinements to the stock selection process are considered integral to the ongoing management of client assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

     o SHORT SALES RISKS. The Fund may take positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop. Short sales expose the Fund to risks associated with securities it does not own, and therefore, short positions involve speculative exposure risk. As a result, if the Fund takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs. The Fund may also engage from time to time in a short sale "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or is otherwise undervalued, and sells short the security that the Sub-Adviser believes is either expensive relative to the price of the other security or is otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

     o SPECULATIVE EXPOSURE RISK. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o INDUSTRY CONCENTRATION RISK. Because the Fund will be concentrated in a certain industry, the Fund's performance is closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, stocks in which the Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in that particular industry. Due to industry concentration risk, the Fund may have a greater risk than a fund which invests in a mixture of stocks of companies from a wide variety of industries.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.95%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses**                                                                                      1.06%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses***                                                                    0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  2.22%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.95%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses**                                                                                      1.07%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses***                                                                    0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  2.03%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee has been restated to reflect that effective July 1, 2008, the fee was reduced to the level shown in the table above.

** Other expenses are based on amounts incurred during the period ended December 31, 2007. The amount includes the costs associated with the Fund's short sales on equity securities. When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. Dividend expense on short sales was 0.84%. In addition, the Fund incurs borrowing fees related to short sale transactions. The annualized amounts of dividend expense on short sales and borrowing fees related to short sales for the period were 0.84% and 0.21%, respectively. The Fund's actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.

*** Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $225
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $694
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                         $1,190
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $2,554
-------------------------------------------------------------------------------------- --------------------------

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $206
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $637
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                         $1,093
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $2,358
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Credit Suisse Long/Short Fund is Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010. Credit Suisse is a subsidiary of Credit Suisse Group ("CSG"). CSG's registered office is located at Giesshubelstrasse 30, PO Box 800, Zurich, Switzerland, CH-8070.

The portfolio management group from the Credit Suisse Quantitative Strategies Group is responsible for the day-to-day management of the Fund. The current group members are Jordan Low. Mr. Weng is the lead portfolio managers of the Credit Suisse Quantitative Strategies Group. Mr. Low joined the team in February 2008.

Jordan Low, Director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse Asset Management, LLC in February 2008. Mr. Low joined Credit Suisse Group in 2005 and was the US Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining Credit Suisse, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002 focusing on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Mr. Low holds B.S. in Computer Science, Management (Finance), Economics and Mathematics, and Master of Engineering in Computer Science, all from Massachusetts Institute of Technology.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/EAGLE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term growth through capital appreciation, and secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund seeks to invest in equity securities consisting primarily of common stocks of large U.S. companies (i.e., typically having a market capitalization over $5 billion at the time of investment) which the portfolio managers believe have the potential for growth over the intermediate and long-term. The Fund may also invest in preferred stocks and convertible securities that the portfolio managers believe may permit the Fund to achieve its investment objective. The Fund will invest in established companies that the portfolio managers determine are undervalued relative to their earnings growth prospects. The portfolio managers' strategy combines a "bottom up" research process with a relative-valuation discipline in purchasing stocks. In general, the Fund's portfolio managers seek to select securities that, at the time of purchase, typically have at least one of the following characteristics: (1) projected earnings growth rate at or above the S&P 500 Index, (2) above-average earnings quality and stability, or (3) a price-to-earnings ratio comparable to the S&P 500 Index. Although the Fund is diversified, it normally will hold a focused portfolio of stocks of fewer companies than many other diversified funds. As a temporary defensive measure because of market, economic or other conditions, the Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies. If the portfolio manager invokes this strategy, the Fund's ability to achieve its investment objective may be affected adversely.

The Sub-Adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o CONCENTRATION RISK. The Fund normally holds a core portfolio of stocks of fewer companies. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

16.54%  23.55%  0.28%  -9.83%  -20.53%  24.54%  6.32%  3.37%  12.35%  0.59%
--------------------------------------------------------------------------------
1998    1999    2000    2001    2002    2003    2004   2005   2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -16.65% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

3.56%    12.53%    0.84%
------------------------
2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 11.55% (4th quarter of 2004) and its lowest quarterly return was -5.53% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------- -------------------------- -------------------- -------------------
                                                         1 year                  5 year              10 year*
----------------------------------------------- -------------------------- -------------------- -------------------
JNL/Eagle Core Equity Fund (Class A)                       0.59%                  9.11%                4.81%
S&P 500 Index                                              5.49%                 12.82%                5.91%
----------------------------------------------- -------------------------- -------------------- -------------------

* The Fund began operations on September 16, 1996.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
-------------------------------------------------------------------------- ------------------- -------------------
                                                                                 1 year          Life of Class*
-------------------------------------------------------------------------- ------------------- -------------------
JNL/Eagle Core Equity Fund (Class B)                                             0.84%                5.07%
S&P 500 Index                                                                    5.49%                8.39%
-------------------------------------------------------------------------- ------------------- -------------------

* The Class B shares of the Fund began operations on March 5, 2004.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                          0.73%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                              0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                         0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                   0.95%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                          0.73%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                              0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                         0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                   0.75%
--------------------------------------------------------------------------------------------- -----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $97
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $303
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $525
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,166
------------------------------------------------------------------------------------- -------------------------

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $77
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $240
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $417
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $930
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as Sub-Adviser, Eagle supervises and manages the investment portfolio of the Fund. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the Large Cap Core Fund. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years. Mr. Skeppstrom has primary responsibility for companies within the consumer staples, communications, financials and leisure sectors; (2) Mr. John Jordan III is a Vice President and portfolio co-manager since joining Eagle in April 2001. Prior to joining Eagle, Mr. Jordan served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Jordan covers companies within the capital goods/industrials, basic industry, consumer discretionary and communications/networking equipment sectors; (3) Mr. Craig Dauer is a Vice President and has co-portfolio management responsibilities since joining in April 2001. Prior to joining Eagle, Mr. Dauer served as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years. Mr. Dauer is responsible for covering pharmaceuticals, medical devices, consumer staples and retailers; and (4) Mr. Robert Marshall is a Vice President since joining Eagle in September 2002. From 1995 to 2002, Mr. Marshall served as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Marshall covers cyclical growth companies, technology (enterprise hardware, semiconductors, computer services and software) and brokerages.

Each portfolio manager is responsible for actively researching companies within their individual areas of expertise and uses intensive fundamental analysis to develop proprietary earnings and valuation models for each company he follows. The team applies this relative-valuation approach consistently across the portfolio every day. Initial recommendations on a course of action are made by the portfolio co-manager responsible for each sector. Buy-and-sell decisions are made in consultation with the team. As managing director, Mr. Skeppstrom ultimately authorizes all co-managers' buy-and-sell decisions.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/EAGLE SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The Sub-Adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The Sub-Adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o INVESTMENTS IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

1.18%  19.27%  -13.25%  11.00%  -22.77%  39.97%  18.80%  2.52%  20.03%  12.14%
--------------------------------------------------------------------------------
1998   1999     2000    2001     2002    2003    2004    2005   2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -24.08% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

2.71%    20.34%    12.32%
-------------------------
2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 15.28% (1st quarter of 2006) and its lowest quarterly return was -5.92% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------- ----------------------- ------------------ ------------------
                                                              1 year               5 year            10 year*
----------------------------------------------------- ----------------------- ------------------ ------------------
JNL/Eagle SmallCap Equity Fund (Class A)                      12.14%                18.05%              7.49%
Russell 2000 Growth Index                                      7.05%                16.50%              4.32%
----------------------------------------------------- ----------------------- ------------------ ------------------

* The Fund began operations on September 16, 1996. The Russell 2000 Growth Index is a style specific index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------- ------------------ -------------------
                                                                                  1 year          Life of Class*
---------------------------------------------------------------------------- ------------------ -------------------
JNL/Eagle SmallCap Equity Fund (Class B)                                           12.32%             11.50%
Russell 2000 Growth Index                                                           7.05%              8.00%
---------------------------------------------------------------------------- ------------------ -------------------

* The Class B shares of the Fund began operations on March 5, 2004. The Russell 2000 Growth Index is a style specific index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.83%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.04%
------------------------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.83%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.84%
------------------------------------------------------------------------------------------------ --------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                                      CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                                  $106
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                                 $331
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                                 $574
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                              $1,271
--------------------------------------------------------------------------------------------- -----------------------

--------------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                                      CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                                   $86
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                                 $268
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                                 $466
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                              $1,037
--------------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

OTHER INVESTMENTS. The Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, a Senior Vice President, Managing Director and Portfolio Manager of Eagle, and Eric Mintz, CFA, an Assistant Portfolio Manager of Eagle, are responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 as a Senior Vice President and has portfolio management responsibilities for its small cap equity accounts. He was appointed a Managing Director in June 1999. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund. As portfolio manager, Mr. Boksen dedicates the majority of his time to investment research and portfolio management and acts as a generalist, covering a variety of different issues. The research analysts and portfolio manager are responsible for performing in-depth fundamental research for the portfolio. Mr. Boksen relies upon a team of research analysts for in-depth company information. The research analysts are specialists, assigned to specific industries. Team members meet on a daily basis to discuss investment candidates, as well as securities in the portfolio. Mr. Boksen retains final authority for all buy-and-sell decisions.

Mr. Mintz has been Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 12 years of investment experience as an analyst and research associate. Mr. Mintz assists Mr. Boksen in the responsibilities of managing the fund. Mr. Mintz does not have individual discretion over the assets of the fund. Previously, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005.He holds a B.A. in economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mr. Mintz received his Chartered Financial Analyst designation in 2000.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Founding Strategy Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's assets are invested in a combination of mutual funds ("Underlying Funds") on a fixed percentage basis. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

The  Fund  seeks  to  achieve  its   objective  by  making   equal   allocations
(approximately 33 1/3%) of its assets and cash flows to the following three Underlying Funds:

     o    JNL/Franklin Templeton Income Fund*; and
     o    JNL/Franklin Templeton Global Growth Fund*; and
     o    JNL/Franklin Templeton Mutual Shares Fund*.

* The investment policies of the Underlying Funds are described elsewhere in this prospectus.

The investment results of the Underlying Funds will vary. As a result, the percentage allocations to the Underlying Funds will be monitored daily by the Fund's Adviser and the Fund's allocations to the Underlying Funds will be rebalanced whenever the actual allocations exceed plus or minus 3% of the predetermined fixed allocation percentages. Also, the performance and income distributions of the Fund may differ from the performance and income distributions of the Underlying Funds as a result of the small variations in the Fund's allocations. Please see the disclosure for the Underlying Funds for their respective principal investment strategies and risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance (and the performance of the Underlying Funds), such as:

     o MARKET RISK. The market price of securities owned by the Underlying Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the Underlying Fund's Sub-Adviser if other investors fail to recognize the company's value or the factors that the Underlying Fund's Sub-Adviser believes will increase the price of the security do not occur.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. An Underlying Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES. An Underlying Fund may invest in risk arbitrage securities and distressed companies. Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) or that the Underlying Fund's Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or about to be, involved in reorganizations, financial restructurings or bankruptcy.

          A merger or other restructuring or tender or exchange offer proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Fund, depending on the nature and extent of the derivatives in the Underlying Fund's portfolio. If the Underlying Fund's Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Underlying Funds may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

     o CREDIT RISK. The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     o UNDERLYING FUNDS RISK. Because each Fund invests substantially all of its assets in Underlying Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. As an investor in an Underlying Fund, each Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees and 12b-1 fees.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the ability of the Underlying Fund's Sub-Adviser to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES * (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      1.06%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.11%
--------------------------------------------------------------------------------------------- -----------------------

* Because the Fund invests in the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Growth Fund, and the JNL/Franklin Templeton Mutual Shares Fund, the Fund indirectly bears its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based upon the allocations to the Underlying Funds during the period ending December 31, 2007. Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $113
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $353
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $612
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,352
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the JNL/Franklin Templeton Founding Strategy Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM currently manages approximately $36 billion in assets. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The Fund is managed on a team basis. Daniel W. Koors has primary responsibility for the day-to-day management of the Fund's portfolio, and is assisted by Lynn
M. Mouser.

Mr. Koors is Vice President, Chief Financial Officer and Treasurer of the Trust. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

Ms. Mouser has been the Manager of Separate Account and Transfer Agent Operations at JNAM since August 2005 and has worked processing Fund transactions since the inception of the Fund. Ms. Mouser joined JNAM in July 2003 as a Supervisor, Separate Account Operations. Prior to July 2003, Ms. Mouser was a Senior Auditor at Ernst & Young from May 2002 through July 2003.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Global Growth Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.

An equity security or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business, any income paid to shareholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). The Fund also invests in depositary receipts. These are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

In addition to the Fund's main investments, depending upon current market conditions, the Fund may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally to pay interest to the holder. Bonds, notes and debentures are examples of debt securities. In order to increase income to the Fund, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers.

The Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. No more than 5% of the Fund's total assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). With derivatives, the Sub-Adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments for this Fund, the Sub-Adviser applies a "bottom up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Sub-Adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The Sub-Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.90%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.10%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.90%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.90%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $112
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $350
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $606
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,340
-------------------------------------------------------------------------------------- --------------------------

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $92
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $287
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $498
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,108
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Global Growth Fund is Templeton Global Advisors Limited ("Global Advisors"), Lyford Cay, Nassau, Bahamas. Together, Global Advisors and its affiliates manage over $643.7 billion in assets as of December 31, 2007.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Cindy L. Sweeting, CFA (PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since December 2007. Ms. Sweeting is director of portfolio management for the Templeton Global Equity Group, and lead portfolio manager of Templeton Growth Fund, Inc. and the European based Templeton Growth Fund. She also has portfolio management responsibility for institutional separate account relationships with both global and international mandates. Ms. Sweeting has 25 years of experience in the investment industry. She joined Franklin Templeton Investments in Templeton's Nassau office in 1997, and most recently served as director of research for the Templeton Global Equity Group, before assuming her current responsibilities. Ms. Sweeting graduated summa cum laude from Georgetown University, where she earned her B.S. in business administration with a concentration in finance. She has served as vice president of the board of directors for the International Society of Financial Analysts ("ISFA"), which has now merged with the CFA Institute. She was a founding member and past president of the Bahamas Chapter of ISFA. Ms. Sweeting is a Chartered Financial Analyst ("CFA") Charterholder.

     o Tucker Scott, CFA (EXECUTIVE VICE PRESIDENT) has been a manager of the Fund since October 2007. Mr. Scott joined the Templeton organization in 1996 and currently has responsibility for institutional and retail accounts. Mr. Scott has global research responsibilities for paper and forest products, commercial services and supplies, Switzerland and Austria, as well as small cap capital goods. Mr. Scott earned his B.A. in history from the University of Virginia and a M.B.A. from the Amos Tuck School of Business at Dartmouth College. Mr. Scott is a Chartered Financial Analyst and member of the CFA Institute.

     o Lisa F. Myers, CFA (VICE PRESIDENT OF GLOBAL ADVISORS) has been a manager of the Fund since its inception. Ms. Myers is the lead equity portfolio manager of Templeton Growth Fund. Ms. Myers also manages institutional separate accounts with international and global mandates. She is the coordinator of the global consumer team and has direct research responsibility for the global retail and textile and apparel industries. She joined Franklin Templeton Investments in 1996. Ms. Myers earned her B.A. from the University of Pennsylvania and her J.D. from Georgetown University, where she also taught legal research and writing. Ms. Myers is a Chartered Financial Analyst (CFA) Charterholder and is a member of the CFA Institute.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON INCOME FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's ("S&P(R)") and Moody's Investors Service ("Moody's") are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase.

The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or a domestic company.

The Fund's manager searches for securities it deems to be undervalued or out-of-favor securities and believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

     o    Management strength, experience and track record;
     o    Responsiveness to changes in interest rates and business conditions;
     o    Debt maturity schedules and borrowing requirements;
     o The company's changing financial condition and market recognition of the change; and
     o A security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations repurchase agreements, money market fund shares and other money market instruments. The Sub-Adviser also may invest these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

While the Fund does not concentrate in any one industry, it may make significant investments in the utilities, healthcare, and financial services sectors.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o INTEREST RATE RISK. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

1.85%
-----
2007

In the periods shown in the chart, the Fund's highest quarterly return was 4.86% (4th quarter of 2006) and its lowest quarterly return was -3.22% (4th quarter of 2007).

CLASS B

[GRAPHIC OMITTED]

1.96%
-----
2007

In the periods shown in the chart, the Fund's highest quarterly return was 4.97% (4th quarter of 2006) and its lowest quarterly return was -3.23% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------ ----------------------- -------------------
                                                                                 1 year            Life of Fund*
------------------------------------------------------------------------ ----------------------- -------------------
JNL/Franklin Templeton Income Fund (Class A)                                      1.85%                 6.92%
S&P 500 Index                                                                     5.49%                 9.11%
Lehman Brothers Aggregate Bond Index                                              6.97%                 7.31%
------------------------------------------------------------------------ ----------------------- -------------------

* The Fund began operations on May 1, 2006.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------- ------------------ -------------------
                                                                                  1 year          Life of Class*
---------------------------------------------------------------------------- ------------------ -------------------
JNL/Franklin Templeton Income Fund (Class B)                                      1.96%              7.12%
S&P 500 Index                                                                     5.49%              9.11%
Lehman Brothers Aggregate Bond Index                                              6.97%              7.31%
---------------------------------------------------------------------------- ------------------ -------------------

* The Class B shares of the Fund began operations on May 1, 2006.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    1.02%
------------------------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.83%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $104
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $325
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $563
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,248
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $85
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $265
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $460
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,025
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Income Fund is Franklin Advisers, Inc. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906. Together, Franklin Advisers and its affiliates manage over $643.7 billion in assets as of December 31, 2007.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Edward D. Perks, CFA (VICE PRESIDENT OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1992.
     o Charles B. Johnson (CHAIRMAN OF THE BOARD OF FRANKLIN ADVISERS) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1957.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND

INVESTMENT  OBJECTIVE.  The investment  objective of the JNL/Franklin  Templeton
Mutual  Shares  Fund  is  capital   appreciation,   which  may  occasionally  be
short-term, and secondarily, income.

PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, the Fund invests mainly in equity securities (including securities convertible into, or that the Sub-Adviser expects to be exchanged for, common or preferred stock) of companies of any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). The Fund invests predominately (80% or more) in mid- and large-cap companies with market capitalization greater than $1.5 billion at the time of investment, but it may invest a significant portion of its assets in small-cap companies as well.

The Fund intends to invest up to 35% of its assets in foreign securities, including securities of companies in emerging markets. In addition, from time to time, the Fund may use forward foreign currency exchange contracts to hedge against currency risks when the Sub-Adviser believes it would be advantageous to the Fund to do so. The Fund also may invest up to 15% of its net assets in securities with a limited trading market.

The Fund invests primarily in securities that the Sub-Adviser believes are trading at a discount to their intrinsic value. To a lesser extent, the Fund also invests in risk arbitrage securities (securities of companies involved in restructuring or that the Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company) and securities of distressed companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. While the Fund generally purchases securities for investment purposes, the Sub-Adviser also may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser believes the Fund may benefit.

When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event. The Fund's investments in distressed companies typically involve the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities or other indebtedness (or participations in the indebtedness) of such companies. The Fund generally makes such investments to achieve capital appreciation, rather than to seek income.

The Sub-Adviser employs a research driven, fundamental value strategy. In choosing equity investments, the Sub-Adviser focuses on the market price of a company's securities relative to the Sub-Adviser's own evaluation of the company's asset value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on the Sub-Adviser's own analysis of the security's intrinsic value rather than coupon rate or rating of the security.

The Sub-Adviser may keep a portion, which may be significant at times, of the Fund's assets in cash or invested in high-quality short-term, money market instruments, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, when it believes that insufficient investment opportunities meeting the Fund's investment criteria exist or that it may otherwise be necessary to maintain liquidity.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

     o STOCK INVESTING RISK. Although this may not be the case in foreign markets, in the U.S. stocks historically, as a class, have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies, industries, or securities markets. For example, a negative development regarding an individual company's earnings, management, or accounting practices may cause its stock price to decline, or a negative industry-wide event or broad-based market drop may cause the stock prices of many companies to decline.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

          The Funds' bargain-driven focus may result in the Fund choosing securities that are not widely followed by other investors. Securities that are considered "cheaply" priced also may include those of companies reporting poor earnings, companies whose share prices have declined sharply (such as growth companies that have recently stumbled to levels considered "cheap" in the Sub-Adviser's opinion), turnarounds, cyclical companies, or companies emerging from bankruptcy, all of which may have a higher risk of being ignored or rejected, and therefore, undervalued by the market or losing more value.

     o RISK ARBITRAGE SECURITIES AND DISTRESSED COMPANIES RISK. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund invests in Risk Arbitrage Securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Debt obligations of Distressed Companies typically are unrated, lower-rated, in default or close to default. Also, securities of Distressed Companies are generally more likely to become worthless than the securities of more financially stable companies.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

     o SHORT SALES RISKS. The Fund may take positions by selling borrowed securities that it does not currently own, with the intention of repurchasing them later for a profit on the expectation that the market price will drop. Short sales expose the Fund to risks associated with securities it does not own, and therefore, short positions involve speculative exposure risk. As a result, if the Fund takes short positions in stocks that increase in value, then it will be likely to underperform similar stock mutual funds that do not take short positions. In addition, short positions typically involve increased liquidity risk and transaction costs. The Fund may also engage from time to time in a short sale "arbitrage" strategy. When engaging in an arbitrage strategy, the Fund typically buys one security while at the same time selling short another security. The Fund generally buys the security that the manager believes is either cheap relative to the price of the other security or is otherwise undervalued, and sells short the security that the Sub-Adviser believes is either expensive relative to the price of the other security or is otherwise overvalued. In doing so, the Fund attempts to profit from a perceived relationship between the values of the two securities. The Fund generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.02%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.07%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.86%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $109
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $340
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $590
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,306
-------------------------------------------------------------------------------------- --------------------------

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $88
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $274
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $477
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,061
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Mutual Shares Fund is Franklin Mutual Advisers, LLC ("Franklin Mutual"), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Together, Franklin Mutual and its affiliates manage over $643.7 billion in assets as of December 31, 2007.

The following individuals are jointly responsible for the day-to-day management of the Fund. The portfolio manager for the Fund has primary responsibility for the investments of the Fund and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio managers provide research and advice on the purchases and sales of individual securities and portfolio risk assessment. Mr. Langerman and Mr. Segal are co-portfolio managers for the Fund and Ms. Turner is an assistant portfolio manager for the Fund.

     o Peter A. Langerman (PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He rejoined Franklin Templeton Investments, an affiliate of Franklin Mutual in 2005. He originally joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and portfolio manager, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Mr. Langerman graduated magna cum laude from Yale University, earning his B.A. in Russian studies. He holds a Master's degree in Accounting from New York University Graduate School of Business and received his Juris Doctor from Stanford University Law School.
     o Deborah A. Turner, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. Ms. Turner has been an assistant portfolio manager since 2001. Prior to that she was an Analyst from 1996 to 2001. She joined Franklin Templeton Investments in 1996. From 1993 to 1996, Ms. Turner was employed at Heine Securities Corporation as an Analyst. Ms. Turner has more than 13 years of experience in the investment management industry. Ms. Turner earned her B.A. in Economics from Vassar College. She is a Chartered Financial Analyst (CFA) Charterholder.
     o F. David Segal, CFA (PORTFOLIO MANAGER OF FRANKLIN MUTUAL) has been a manager of the Fund since its inception. He is an analyst for Franklin Mutual Advisers specializing in the autos and auto parts, paper and forest products and special situations. He joined Franklin Templeton Investments in 2002. Previously, Mr. Segal was an analyst in the Structured Finance Group of MetLife from 1999 to 2002. He has 13 years of experience in the financial services industry. Mr. Segal earned his B.A. from the University of Michigan, Ann Arbor and an M.B.A. from New York University's Stern School of Business. He is a Chartered Financial Analyst (CFA) Charterholder. Mr. Segal is a member of the New York Society of Security Analysts.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts that they manage and their ownership of Fund shares.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

     o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth;
     o Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or
     o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) under $3.5 billion at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

17.71%    -6.14%
----------------
2006       2007

In the periods shown in the chart, the Fund's highest quarterly return was 12.69% (1st quarter of 2006) and its lowest quarterly return was -8.55% (4th quarter of 2007).

CLASS B

[GRAPHIC OMITTED]

17.93%    -5.89%
----------------
2006       2007

In the periods shown in the chart, the Fund's highest quarterly return was 12.86% (1st quarter of 2006) and its lowest quarterly return was -8.51% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------- -------------------- --------------------
                                                                                  1 year            Life of Fund*
--------------------------------------------------------------------------- -------------------- --------------------
JNL/Franklin Templeton Small Cap Value Fund (Class A)                             -6.14%                7.70%
Russell 2500TM Value Index                                                        -7.27%                9.52%
--------------------------------------------------------------------------- -------------------- --------------------

* The Fund began operations on May 2, 2005.
The Russell 2500TM Value Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------- ------------------- --------------------
                                                                                  1 year          Life of Class*
--------------------------------------------------------------------------- ------------------- --------------------
JNL/Franklin Templeton Small Cap Value Fund (Class B)                              -5.89%               7.92%
Russell 2500TM Value Index                                                         -7.27%               9.52%
--------------------------------------------------------------------------- ------------------- --------------------

* The Fund began operations on May 2, 2005.
The Russell 2500TM Value Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included. '

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    1.17%
------------------------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.97%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $119
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $372
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $644
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,420
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $99
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $309
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $536
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,190
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

SECTOR RISK. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By having significant investments in a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

INTEREST RATES. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $643.7 billion in assets as of December 31, 2007.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William J. Lippman (PRESIDENT OF ADVISORY SERVICES) has been President of the Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.
     o Bruce C. Baughman, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.
     o Margaret McGee (VICE PRESIDENT OF ADVISORY SERVICES) has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1988.
     o Donald G. Taylor, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.
     o Y. Dogan Sahin, CFA (PORTFOLIO MANAGER OF ADVISORY SERVICES), has been a portfolio manager of the Franklin Small Cap Value Fund since June 2007. Mr. Sahin is also a part of a research team for other funds managed by Franklin Advisory Services. He joined Franklin Templeton Investments in 2001. Prior to his current position, Mr. Sahin was a research analyst in Franklin's San Mateo, California office, where he provided industry-specific equity research of specialty retail companies. Mr. Sahin earned a B.A. in chemistry and biology from Carleton College and an M.A. in molecular and cell biology from U.C. Berkeley. He is a Chartered Financial Analyst (CFA) Charterholder.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

REGULATORY AND LITIGATION MATTERS

On August 2, 2004,  Franklin  Resources,  Inc. announced that Franklin Advisers,
Inc. ("Advisers") (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission ("SEC") that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. ("Distributors") (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of federal securities and state laws relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/GOLDMAN SACHS CORE PLUS BOND FUND

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Goldman Sachs Core Plus Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The Sub-Adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (securities rated BB- or below by one nationally recognized statistical ratings organization or, if unrated, determined by the Sub-Adviser to be of comparable quality) (commonly referred to as "junk bonds"), emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund does not currently intend to invest more than 75% of assets in non-investment grade securities. For purposes of this 75% constraint, the Fund will not deem a security to be non-investment grade if one NRSRO rates the security as investment grade.

The Sub-Adviser uses duration management as a fundamental part of the management for this Fund. Generally, the Sub-Adviser expects to track the duration of the Lehman Brothers Aggregate Bond Index (plus or minus 1.5 years) although the securities held may have short, intermediate, and long terms to maturity. The Fund's average duration will not likely exceed 6 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     o MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES RISK. A Fund that purchases mortgage-related securities and mortgage-backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, Goldman Sachs Asset Management, L.P. ("GSAM(R)") replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

2.46%   1.87%   7.28%   6.71%   8.38%   13.53%   6.91%   2.62%   4.77%   6.91%
--------------------------------------------------------------------------------
1998    1999    2000    2001    2002    2003     2004    2005    2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 5.88% (2nd quarter of 2003) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

CLASS B

[GRAPHIC OMITTED]

2.87%    4.94%    7.18%
-----------------------
2005     2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 3.94% (3rd quarter of 2006) and its lowest quarterly return was -1.72% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
--------------------------------------------------------------- ----------------- ------------- -------------------
                                                                     1 year          5 year          10 year*
--------------------------------------------------------------- ----------------- ------------- -------------------
JNL/Goldman Sachs Core Plus Bond Fund (Class A)                       6.91%           6.88%          6.09%
Lehman Brothers Aggregate Bond Index                                  6.97%           4.42%          5.97%
--------------------------------------------------------------- ----------------- ------------- -------------------

* The Fund began operations on May 15, 1995.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------------ ------------------ -----------------
                                                                                    1 year         Life of Class*
------------------------------------------------------------------------------ ------------------ -----------------
JNL/Goldman Sachs Core Plus Bond Fund (Class B)                                     7.18%              5.27%
Lehman Brothers Aggregate Bond Index                                                6.97%              4.02%
------------------------------------------------------------------------------ ------------------ -----------------

* The Class B shares of the Fund began operations on March 5, 2004. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.70%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.92%
----------------------------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.70%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.72%
----------------------------------------------------------------------------------------------- ---------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $94
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $293
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $509
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                     $1,131
------------------------------------------------------------------------------------- ------------------------

------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $74
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $230
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $401
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                       $894
------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Core Plus Bond Fund is GSAM, 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of March 31, 2008, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $780.5 billion (including seed capital and excluding assets under supervision).

In connection with GSAM's service as sub-adviser to the Fund, Goldman Sachs Asset Management International ("GSAMI") will implement and manage certain country and currency strategies of the Fund. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Fund allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by the Trust. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. and Global Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o    Christopher  Sullivan  (MANAGING  DIRECTOR,  CO-HEAD U.S. FIXED INCOME
          TEAM) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

     o James B. Clark (MANAGING DIRECTOR, CO-HEAD U.S. FIXED INCOME TEAM) joined GSAM as a portfolio manager for the U.S. Fixed Income Team in 1994 after working as an investment manager in the mortgage-backed securities group at the Travelers Insurance Co. Prior to becoming co-head of the US Fixed Income Team, James headed the portfolio management group specializing in mortgage-backed and asset-backed securities.

     o Jonathan A. Beinner (MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER - CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1990 and is responsible for overseeing over $270 billion in fixed income and money market assets - including multi-sector portfolios, single-sector portfolios, and fixed income hedge funds. Mr. Beinner assumed managerial oversight for U.S. Fixed Income, High Yield, and Global Fixed Income and Currency in 2001. Mr. Beinner joined Asset Management in 1990 as a mortgage-backed specialist on the US Fixed Income team and since 1993 had worked directly with Sharmin. Mr. Beinner headed up the Mortgage team in 1994, and 3 years later became the Co-Head of US Fixed Income. Mr. Beinner became a Managing Director in 1997. Mr. Beinner received two B.S. degrees from the University of Pennsylvania in 1988.

     o Thomas Kenny (MANAGING DIRECTOR, CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1999 as Head of the Municipal Bond Portfolio Management team. He became co-head of the US and Global Fixed Income team in 2002.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/GOLDMAN SACHS EMERGING MARKETS DEBT FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Emerging Markets Debt Fund is a high level of total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries or in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Sovereign debt in this Prospectus consists of fixed income securities issued by a national government within a given country denominated in the currency of that country, and may also include nominal and real inflation-linked securities. Currency investments, particularly longer-dated forward contracts, provide the Fund with currency and interest rate exposure similar to investments in sovereign and corporate debt.

The Sub-Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most African, Asian, Eastern European, Middle Eastern, South and Central American nations. The Sub-Adviser currently intends that the Fund's investment focus will be in the following emerging countries: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Dominican Republic, Egypt, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Kazakstan, Kenya, Latvia, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Nigeria, Peru, the Philippines, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Tanzania, Thailand, Turkey, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia, as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.

The Fund may invest in all types of emerging country fixed income securities, including the following:


     - Brady bonds (Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan) and other debt issued by governments, their agencies and instrumentalities, or by their central banks;

     - Interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers;

     - Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);

     -    Loan participations; and

     -    Repurchase agreements with respect to the foregoing.

Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated. Non-investment grade fixed income securities (commonly known as "junk bonds") tend to offer higher yields than higher-rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than more highly rated securities. The Fund may purchase the securities of issuers that are in default.

Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Although a majority of the Fund's assets will be denominated in non-U.S. Dollars, the Fund may invest in securities denominated in the U.S. Dollar.

Additionally, the Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts, to gain exposure to certain countries or currencies.

Currently, the Sub-Adviser's emerging markets debt strategy invests significantly in emerging market sovereign issues. As such, country selection is believed to be the most important factor in the portfolio construction process. The Sub-Adviser evaluates macro developments and assesses the net flows within countries. The next most important factor is security selection.

Analysis of emerging market debt involves an understanding of the finances, political events, and macroeconomic condition of a country. The Sub-Adviser's research analysts analyze the "balance sheets" of the countries they follow. This may include evaluating factors such as balance of payments, tax revenues, and external and domestic debt. They also assess macroeconomic measures, which may include inflation, interest rates, growth prospects and monetary policy. For some emerging market debt countries, politics is the key driver of performance. As a result, the Sub-Adviser's research analysts may spend a significant portion of their time following the political developments of the countries they cover.

Fundamental analysis is combined with valuation techniques to determine relative values of securities. Although the Sub-Adviser may believe a security is attractive from a fundamental point of view, the Sub-Adviser may not believe the price is attractive relative to other credits. As a result, even if the Sub-Adviser likes a security's fundamentals, the Sub-Adviser may not invest in it due to its valuation. Likewise, the Sub-Adviser may believe that a certain security's fundamentals are less positive but may invest in the security because the Sub-Adviser believes the yield offers significant compensation for the additional risk.

The Fund is "non-diversified" under the 1940 Act, as amended, and may invest more of its assets in fewer issuers than "diversified" mutual funds. Therefore, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of a Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.


     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.


PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.90%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.11%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.90%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    0.91%
---------------------------------------------------------------------------------------------- ----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $113
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $353
--------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $93
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $290
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The Fund may invest in the aggregate up to 20% of its net assets in investments other than emerging country fixed income securities, currency investments and related derivatives, including (without limitation) emerging country equity securities and both equity securities and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Emerging Markets Debt Fund is Goldman Sachs Asset Management, L.P. ("GSAM"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of March 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $780.5 billion (including seed capital and excluding assets under supervision).


In connection with GSAM's service as sub-adviser to the Fund, Goldman Sachs Asset Management International ("GSAMI") will implement and manage certain country and currency strategies of the Fund. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Fund allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by the Trust for these services. GSAM, together with GSAMI and its other affiliates, determine the compensation, if any, for intercompany servicing arrangements of this sort. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Samuel Finkelstein (MANAGING DIRECTOR, LEAD PORTFOLIO MANAGER, HEAD OF EMERGING MARKETS DEBT AND FUNDAMENTAL CURRENCY). Mr. Finkelstein joined the sub-adviser in 1997. Prior to joining the emerging market team in 2000, he worked in the fixed income risk and strategy group where he constructed portfolios and monitored risk exposure. Prior to that, he worked for one year as a foreign currency trader at the Union Bank of Switzerland.


     o Ricardo Penfold (VICE PRESIDENT, PORTFOLIO MANAGER). Mr. Penfold joined the sub-adviser in 2000. Prior to that he was Head of Research and Economics in Venezuela for Santander Investments and Banco Santander Central Hispano for four years.

     o Owi Ruivivar, Ph.D. (VICE PRESIDENT, PORTFOLIO MANAGER). Ms. Ruivivar joined the sub-adviser in 2002. Prior to joining, she worked for five years at BNP Paribas where for her two years there she headed global emerging markets debt strategy. Before joining the finance industry in 1997 she worked in economics research at the International Monetary Fund, and at various other international development institutions.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2008.

JNL/GOLDMAN SACHS MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell MidCap(R) Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell MidCap(R) Value Index is currently between $849 million and $21.7 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell MidCap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o    DERIVATIVES  RISK.  The  risk  that  loss  may  result  from a  Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

15.73%    2.80%
---------------
2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 8.40% (4th quarter of 2006) and its lowest quarterly return was -3.25% (4th quarter of 2007).

CLASS B

[GRAPHIC OMITTED]

16.06%    2.97%
---------------
2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 8.45% (4th quarter of 2006) and its lowest quarterly return was -3.21% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------- -------------------- --------------------
                                                                                1 year            Life of Fund*
------------------------------------------------------------------------- -------------------- --------------------
JNL/Goldman Sachs Mid Cap Value Fund (Class A)                                   2.80%               12.07%
Russell MidCap Value Index                                                      -1.42%               12.26%
------------------------------------------------------------------------- -------------------- --------------------

* The Fund began operations on May 2, 2005.
The Russell MidCap Value Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------- -------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------- -------------------- --------------------
JNL/Goldman Sachs Mid Cap Value Fund (Class B)                                   2.97%               12.30%
Russell MidCap Value Index                                                      -1.42%               12.26%
------------------------------------------------------------------------- -------------------- --------------------

* The Fund began operations on May 2, 2005.
The Russell MidCap Value Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    1.04%
------------------------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                        0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.84%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $106
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $331
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $574
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,271
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $86
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $268
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $466
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,037
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of March 31, 2008, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $780.5 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Eileen Rominger (MANAGING DIRECTOR AND CO- CHIEF INVESTMENT OFFICER) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. In 2008, Ms. Rominger became Co-Chief Investment Officer of Global Equity. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

     o Dolores Bamford (MANAGING DIRECTOR) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

     o David L. Berdon (VICE PRESIDENT) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.

     o Andrew Braun (MANAGING DIRECTOR, CO-CHIEF INVESTMENT OFFICER) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.

     o Scott Carroll (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

     o Sean Butkus (VICE PRESIDENT) joined GSAM as a research analyst on the Value Team in July 2004 and became a portfolio manager in 2006. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs. Before joining Goldman Sachs in December 1998, he worked at Arthur Andersen LLP.

     o Sean Gallagher (MANAGING DIRECTOR, CO-CHIEF INVESTMENT OFFICER) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

     o Lisa Parisi (MANAGING DIRECTOR) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

     o J. Kelly Flynn (VICE PRESIDENT) joined GSAM as a portfolio manager in April 2002. From 1999 to 2002, Mr. Flynn was a portfolio manager for Small Cap/SMID Cap Value products at Lazard Asset Management.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Short Duration Bond Fund is a high level of current income, and secondarily, the potential for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus one year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio's average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It's often used to measure the potential volatility of a bond's price, and is considered a more accurate measure than maturity of a bond's sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, corporate debt securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

Corporate debt securities include, but are not limited to, Eurobonds and Yankees issued by Sovereigns, Supranationals and other foreign entities; and preferred stocks.

The Fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio's goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond's price to fall.

     o    DERIVATIVES  RISK.  The  risk  that  loss  may  result  from a  Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES RISK. A Fund that purchases mortgage-related securities and mortgage-backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

4.82%
-----
2007

In the periods shown in the chart, the Fund's highest quarterly return was 1.80% (3rd quarter of 2006) and its lowest quarterly return was 0.67% % (2nd quarter of 2007).

CLASS B

[GRAPHIC OMITTED]

4.95%
-----
2007

In the periods shown in the chart, the Fund's highest quarterly return was 1.90% (3rd quarter of 2006) and its lowest quarterly return was 0.76% (2nd quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------------- ----------------------- -------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- -------------------
JNL/Goldman Sachs Short Duration Bond Fund (Class A)                            4.82%                 4.76%
Merrill Lynch 1-3 Year Treasury Index                                           7.33%                 4.91%
----------------------------------------------------------------------- ----------------------- -------------------

* The Fund began operations on May 1, 2006.
The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------- ------------------ -------------------
                                                                                  1 year          Life of Class*
---------------------------------------------------------------------------- ------------------ -------------------
JNL/Goldman Sachs Short Duration Bond Fund (Class B)                              4.95%              4.96%
Merrill Lynch 1-3 Year Treasury Index                                             7.33%              4.91%
---------------------------------------------------------------------------- ------------------ -------------------

* The Class B shares of the Fund began operations on May 1, 2006.
The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.54%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.75%
------------------------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.54%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.55%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $77
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $240
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $417
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                         $930
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $56
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $176
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $307
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                         $689
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Goldman Sachs Short Duration Bond Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of March 31, 2008, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $780.5 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Jonathan A. Beinner (MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER - CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1990 and is responsible for overseeing over $270 billion in fixed income and money market assets - including multi-sector portfolios, single-sector portfolios, and fixed income hedge funds. Mr. Beinner assumed managerial oversight for U.S. Fixed Income, High Yield, and Global Fixed Income and Currency in 2001. Mr. Beinner joined Asset Management in 1990 as a mortgage-backed specialist on the US Fixed Income team and since 1993 had worked directly with Sharmin. Mr. Beinner headed up the Mortgage team in 1994, and 3 years later became the Co-Head of US Fixed Income. Mr. Beinner became a Managing Director in 1997. Mr. Beinner received two B.S. degrees from the University of Pennsylvania in 1988.
     o Thomas Kenny (MANAGING DIRECTOR, CO-HEAD OF US AND GLOBAL FIXED) joined GSAM in 1999 as Head of the Municipal Bond Portfolio Management team. He became co-head of the US and Global Fixed Income team in 2002.
     o James P. McCarthy (MANAGING DIRECTOR, HEAD OF SHORT DURATION AND STRUCTURED STRATEGIES) is a senior fixed income portfolio manager and heads the short duration fixed income and structured portfolio strategies at GSAM. In this role, Mr. McCarthy is responsible for constructing and managing portfolios for central banks, balance sheet strategies, and financial institutions. Additionally, he works closely with clients in developing and implementing customized portfolio strategy solutions. Mr. McCarthy joined GSAM in 1995 as a specialist on the mortgage-backed securities team.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/JPMORGAN INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index. The Fund's industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The Sub-Adviser considers "emerging markets" to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

38.02%  -15.45%  -20.33%  -26.59%  39.43%  22.54%  18.57%  31.98%  11.97%
--------------------------------------------------------------------------------
1999     2000     2001     2002    2003    2004    2005    2006    2007

In the period shown in the chart, the Fund's highest quarterly return was 21.32% (4th quarter of 1998) and its lowest quarterly return was -24.76% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

18.90%    32.27%    12.23%
--------------------------
2005      2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 14.43% (4th quarter of 2004) and its lowest quarterly return was -1.35% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------- ----------------- ------------------ -------------------
                                                                 1 year            5 year          Life of Fund*
----------------------------------------------------------- ----------------- ------------------ -------------------
JNL/JPMorgan International Value Fund (Class A)                   11.97%            24.49%              7.39%
MSCI EAFE Value Index                                              5.96%            23.21%              9.66%
----------------------------------------------------------- ----------------- ------------------ -------------------

* The Fund began operations on March 2, 1998. MSCI EAFE Value Index is broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------- ------------------- -------------------
                                                                                   1 year          Life of Class*
---------------------------------------------------------------------------- ------------------- -------------------
JNL/JPMorgan International Value Fund (Class B)                                    12.23%              20.30%
MSCI EAFE Value Index                                                               5.96%              17.56%
---------------------------------------------------------------------------- ------------------- -------------------

* The Class B shares of the Fund began operations on March 5, 2004. The MSCI EAFE Value Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.80%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    1.01%
----------------------------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.80%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.81%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $103
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $322
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $558
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,236
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $83
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $259
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $450
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,002
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the Sub-Adviser ranks issuers within each industry group according to their relative value. The Sub-Adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO  MANAGEMENT.  The sub-adviser to the  JNL/JPMorgan
International Value Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2007, J.P. Morgan and its affiliates had approximately $1,193 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Jeroen Huysinga, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Huysinga has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1997. Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and latterly a Japanese equity portfolio manager, after beginning his career at Lloyds Bank. Mr. Huysinga obtained a B.A. in economics and international studies from the University of Warwick. Mr. Huysinga is an Associate of the Institute of Investment Management and Research. Mr. Woort-Menker, who is a portfolio manager on the Global Equity team and the lead manager of the team's Value strategies, has been employed by J.P. Morgan since 1987. Gerd Woort-Menker, managing director, is a senior portfolio manager on the Global Investment Team. Mr. Woort-Menker currently manages international and global equity portfolios; he has also managed the International Value strategy since its inception. Mr. Woort-Menker began his career at VARTA in Hanover, where he was a financial comptroller. Mr. Woort-Menker obtained a business accounting degree from Muenster University and earned an M.A. in economics from Freiburg University. He is a CFA charterholder.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/JPMORGAN MIDCAP GROWTH FUND (FORMERLY JNL/FI MID-CAP EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan MidCap Growth Fund is to seek capital growth over the long-term.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in common stocks of mid-cap companies which its sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), believes are capable of achieving sustained growth. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell MidCap Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

In managing the Fund, the Sub-Adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the Sub-Adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Sub-Adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the Sub-Adviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The Sub-Adviser may sell a security for several reasons. The Sub-Adviser may sell a security due to a change in the company's fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the Sub-Adviser may also sell a security, that the Sub-Adviser no longer considers reasonably valued.

Investments in all types of foreign securities will not exceed 20% of the total assets of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

JPMorgan has been serving as the Sub-Adviser to this Fund since December 3, 2007. Returns shown for the periods prior reflect the results achieved by prior Sub-Advisers.

Effective December 3, 2007, the JNL/Putnam Midcap Growth Fund (the "Acquired Fund") was combined with the JNL/FI Mid-Cap Equity Fund as the surviving Fund (the "Surviving Fund"). In addition, the sub-adviser for the Surviving Fund was changed to J.P. Morgan Investment Management Inc. The performance shown is the Surviving Fund's historic performance and does not reflect the performance of the Acquired Fund or for J.P. Morgan Investment Management Inc.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

35.16%  124.19%  -34.74%  -40.19%  -29.21%  35.65%  18.00%  6.16%  12.06%  7.96%
--------------------------------------------------------------------------------
1998    1999      2000     2001     2002    2003    2004    2005   2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

CLASS B

[GRAPHIC OMITTED]

6.34%    12.31%    8.13%
------------------------
2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 15.53% (4th quarter of 2004) and its lowest quarterly return was -8.23% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------- ------------------ -------------------- ---------------------
                                                           1 year              5 year               10 year*
----------------------------------------------------- ------------------ -------------------- ---------------------
JNL/JPMorgan MidCap Growth Fund (Class A)                   7.96%              15.48%                5.57%
Russell Midcap Growth Index                                11.43%              17.90%                7.59%
S&P MidCap 400 Index                                        7.98%              16.19%               11.19%
----------------------------------------------------- ------------------ -------------------- ---------------------

* The Fund began operations on May 15, 1995. Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to April 30, 2007, the Fund was managed by Fidelity Management & Research Company. Prior to December 3, 2007, the Fund was managed by Pyramis Global Advisors, LLC.
The Russell Midcap Growth Index and the S&P MidCap 400 Index are broad-based, unmanaged indices.

Effective December 3, 2007, in conjunction with the Fund's sub-adviser change, the Fund replaced the S&P Midcap 400 Index with the Russell Midcap Growth Index as its benchmark. The Russell Midcap Growth Index more appropriately represents the mid cap growth segment of the U.S. equity universe.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------ --------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------ --------------------- --------------------
JNL/JPMorgan MidCap Growth Fund (Class B)                                        8.13%                10.23%
Russell Midcap Growth Index                                                     11.43%                11.10%
S&P MidCap 400 Index                                                             7.98%                10.34%
------------------------------------------------------------------------ --------------------- --------------------

* The Class B shares of the Fund began operations on March 5, 2004. Prior to May 1, 2004, the Fund was managed by Janus Capital Management, LLC. Prior to April 30, 2007, the Fund was managed by Fidelity Management & Research Company. Prior to December 3, 2007, the Fund was managed by Pyramis Global Advisors, LLC. The Russell Midcap Growth Index and the S&P MidCap 400 Index are broad-based, unmanaged indices.

Effective December 3, 2007, in conjunction with the Fund's sub-adviser change, the Fund replaced the S&P Midcap 400 Index with the Russell Midcap Growth Index as its benchmark. The Russell Midcap Growth Index more appropriately represents the mid cap growth segment of the U.S. equity universe.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.02%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.82%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------

1 Year                                                                                           $104

------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $325
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $563
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,248
------------------------------------------------------------------------------------ ---------------------------

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                            $84
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $262
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $455
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,014
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/JPMorgan MidCap Growth Fund is JPMorgan, with principal offices at 245 Park Avenue, New York, New York 10167. JPMorgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JPMorgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2007, JPMorgan and its affiliates had approximately $1,193 billion in assets under management.

Christopher Jones, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Chris heads the Growth & Small Cap Portfolios Group, which comprises mid, small, and micro cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team's chief investment officer since 1993. Chris has also been managing the Luxembourg-domiciled JPMF America Micro Cap Fund since its 1988 inception. He holds an M.A. in history from Cambridge University and is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a CFA charterholder.

Timothy Parton, Managing Director, is a portfolio manager in the U.S. Equity Group. Since January 2001 he has been co-manager of the firm's mid cap growth strategy. Timothy's analytical focus is on technology, financial services, energy and transportation. An employee since 1986, he is co-portfolio manager of the UK-domiciled JPMF American Investment Trust, the Luxembourg domiciled JPMF America Small Cap Fund, and the U.S.-based JPMorgan Small Cap Growth Fund. He joined the firm as an analyst and trainee portfolio manager on the U.S. large cap institutional team in London. In 1990 he transferred to New York to specialize in small cap investments. Timothy obtained a B.Sc. in Economics and Accounting from the University of Bristol in England. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research. He is also a CFA charterholder and NASD Series 66 licensed.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND

INVESTMENT  OBJECTIVE.   The  investment  objective  of  the  JNL/JPMorgan  U.S.
Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

     (i)  U.S. treasury obligations;

     (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

     (iii) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

     (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

     (vi) repurchase agreements collateralized by any of the foregoing; and

     (vii) other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The Sub-Adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the Sub-Adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES RISK. A Fund that purchases mortgage-related securities and mortgage-backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

As of April 30, 2007, J.P. Morgan Investment Management Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

9.40%  -2.50%  11.50%  6.92%  11.47%  1.18%  3.85%  2.35%  3.25%  6.38%
--------------------------------------------------------------------------------
1998    1999   2000    2001   2002    2003   2004   2005   2006   2007

In the periods shown in the chart, the Fund's highest quarterly return was 6.54% (3rd quarter of 2002) and its lowest quarterly return was -2.47% (2nd quarter of 2004).

CLASS B

[GRAPHIC OMITTED]

2.53%    3.39%    6.64%
-----------------------
2005     2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 4.07% (3rd quarter of 2006) and its lowest quarterly return was -2.39% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------- ----------------- --------------- ------------------
                                                                   1 year           5 year          10 year*
------------------------------------------------------------- ----------------- --------------- ------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class A)         6.38%            3.39%            5.28%
Citigroup Treasury Index                                           9.00%            4.11%            5.88%
Lehman Brothers Government Bond Index                              8.66%            4.10%            5.92%
------------------------------------------------------------- ----------------- --------------- ------------------

* The Fund began operations on May 15, 1995. The Citigroup Treasury Index is a broad-based, unmanaged index.
The Lehman Brothers Government Bond Index is unmanaged and is composed of the Treasury and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

Effective April 30, 2007, in conjunction with the Fund's sub-adviser change, the Fund replaced the Citigroup Treasury Index with the Lehman Brothers Government Bond Index as its benchmark.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------------------- ------------------ -----------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ -----------------
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class B)                         6.64%              3.67%
Citigroup Treasury Index                                                           9.00%              4.02%
Lehman Brothers Government Bond Index                                              8.66%              4.00%
----------------------------------------------------------------------------- ------------------ -----------------

* The Class B shares of the Fund began operations on March 5, 2004. The Citigroup Treasury Index is a broad-based, unmanaged index.
The Lehman Brothers Government Bond Index is unmanaged and is composed of the Treasury and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

Effective April 30, 2007, in conjunction with the Fund's sub-adviser change, the Fund replaced the Citigroup Treasury Index with the Lehman Brothers Government Bond Index as its benchmark.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.58%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.79%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.58%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.59%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $81
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $252
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $439
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $978
-------------------------------------------------------------------------------------- -------------------------

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $60
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $189
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $329
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $738
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or "hedge" the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund's return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/JPMorgan U.S. Government & Quality Bond Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 245 Park Avenue, New York, NY 10167. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2007, J.P. Morgan and its affiliates had approximately $1,193 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Michael Sais, Managing Director of J.P. Morgan. Mr. Sais is a Fixed Income Fund Manager for the Insurance Asset Management Team responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, he is a member of the Columbus Taxable Bond Team where he has served as lead manager for the JPMorgan Ultra Short-Term Bond Fund since 1995 and Government Bond Products since 1996. Mr. Sais joined the firm in 1994 as a senior fixed income research analyst responsible for the valuation and analysis of the mortgage-backed securities market. Prior to this, he served as senior investment portfolio manager of Valley National Bank of Phoenix, where he was responsible for the management of the bank's $2.2 billion investment portfolio. Mr. Sais began his career with Citibank in San Juan, Puerto Rico, as an asset/liability manager and eurodollar trader. He obtained a B.S. and an M.B.A, both in finance, from Indiana University. Mr. Sais is also a CFA charterholder and member of The CFA Institute as well as the CFA Society of Columbus.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/LAZARD EMERGING MARKETS FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International ("MSCI") Emerging Markets ("EM") Index. The Index includes, but is not limited to, the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The allocation of the Fund's assets among emerging market countries may shift from time to time based on the Sub-Adviser's judgment and its analysis of market conditions. However, the Fund is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund will invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

31.81%
------
2007

In the periods shown in the chart, the Fund's highest quarterly return was 16.05% (4th quarter of 2006) and its lowest quarterly return was 2.55% (1st quarter of 2007).

CLASS B

[GRAPHIC OMITTED]

32.12%
------
2007

In the periods shown in the chart, the Fund's highest quarterly return was 16.03% (4th quarter of 2006) and its lowest quarterly return was 2.64% (1st quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------ ----------------------- ------------------
                                                                                 1 year            Life of Fund*
------------------------------------------------------------------------ ----------------------- ------------------
JNL/Lazard Emerging Markets Fund (Class A)                                       31.81%                24.87%
MSCI Emerging Markets Index                                                      39.39%                29.23%
------------------------------------------------------------------------ ----------------------- ------------------

* The Fund began operations on May 1, 2006.
The MSCI Emerging Markets Index is a float-adjusted market capitalization index. As of May 2005, it consisted of indices in 26 emerging economies: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------- ------------------ -------------------
                                                                                  1 year          Life of Class*
---------------------------------------------------------------------------- ------------------ -------------------
JNL/Lazard Emerging Markets Fund (Class B)                                         32.12%             25.11%
MSCI Emerging Markets Index                                                        39.39%             28.92%
---------------------------------------------------------------------------- ------------------ -------------------

* The Class B shares of the Fund began operations on May 1, 2006.
The MSCI Emerging Markets Index is a float-adjusted market capitalization index. As of May 2005, it consisted of indices in 26 emerging economies: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            1.09%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.02%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.31%
------------------------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            1.09%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.02%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Operating Expenses                                                                          1.11%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS A
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $133
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $415
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $718
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,579
---------------------------------------------------------------------------------- ----------------------------

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS B
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $113
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $353
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $612
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,352
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. While the portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is a risk that these transactions may reduce returns or increase volatility.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Emerging Markets Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by John R. Reinsberg and James M. Donald. Mr. Reinsberg has been with Lazard since 1992 and has been associated with the Emerging Markets Equity strategy since its inception and is a Deputy Chairman of Lazard. Mr. Donald has been with Lazard since 1996 and is a Managing Director of Lazard.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/LAZARD MID CAP EQUITY FUND (FORMERLY, JNL/LAZARD MID CAP VALUE FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Mid Cap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell MidCap Index and that the Sub-Adviser believes are undervalued. The Fund invests in 50-70 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell MidCap(R) Index at the time of purchase. The Russell MidCap(R) Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell MidCap(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

     o Its price rises to a level where it no longer reflects value (target valuation);

     o    The underlying investment assumptions are no longer valid;

     o    Company management changes their direction; or

     o    External  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o INVESTMENTS IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

4.77%  25.37%  13.24%  -14.08%  28.89%  24.72%  8.81%  14.56%  -2.61%
---------------------------------------------------------------------
1999   2000    2001     2002    2003    2004    2005   2006     2007

In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -18.41% (3rd quarter of 1998).

CLASS B

[GRAPHIC OMITTED]

8.99%    14.77%   -2.44%
------------------------
2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 12.99% (4th quarter of 2004) and its lowest quarterly return was -8.42% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------- ------------------- ------------------ ------------------
                                                                 1 year             5 year          Life of Fund*
---------------------------------------------------------- ------------------- ------------------ ------------------
JNL/Lazard Mid Cap Equity Fund (Class A)                         -2.61%             14.29%              8.85%
Russell MidCap(R) Index                                           5.60%             18.21%              9.45%
---------------------------------------------------------- ------------------- ------------------ ------------------

* The Fund began operations on March 2, 1998. The Russell MidCap(R) Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------------------- ------------------ ------------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ ------------------
JNL/Lazard Mid Cap Equity Fund (Class B)                                           -2.44%              9.32%
Russell MidCap(R) Index                                                             5.60%             12.05%
----------------------------------------------------------------------------- ------------------ ------------------

* The Class B shares of the Fund began operations on March 5, 2004. The Russell MidCap(R) Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.81%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     1.03%
------------------------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.81%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.83%
------------------------------------------------------------------------------------------------ --------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS A
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $105
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $328
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $569
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,259
---------------------------------------------------------------------------------- ----------------------------

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS B
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                           $85
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $265
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $460
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,025
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Mid Cap Equity Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser, Andrew Lacey and Robert A. Failla. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Director and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively. Mr. Failla is Director and portfolio manager and has been with Lazard since 2003. Prior to joining the Firm, Robert was associated with AllianceBernstein.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/LAZARD SMALL CAP EQUITY FUND (FORMERLY, JNL/LAZARD SMALL CAP VALUE FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Small Cap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the Sub-Adviser believes are undervalued. The Fund holds between 75 - 150 securities with a market capitalization range of $200 million to $2.5 billion at the time of purchase. The Fund's returns are compared to the Russell 2000(R) Index. The Russell 2000 Index is composed of selected common stocks of small U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000(R) Index. The Sub-Adviser may sell a security for any of the following reasons:

     o Its price rises to a level where it no longer reflects value (target valuation);

     o    The underlying investment assumptions are no longer valid;

     o    Company management changes their direction; or

     o    External  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

The  Fund  may  invest  in  equity  securities  of  larger  U.S.   companies  or
investment-grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o INVESTMENTS IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

 1.96%   16.60%   17.34%   -17.22%   38.83%   15.38%   4.65%   16.80%   -6.81%
--------------------------------------------------------------------------------
 1999    2000     2001      2002     2003     2004     2005    2006      2007

In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -22.41% (3rd quarter of 1998).

CLASS B

[GRAPHIC OMITTED]

4.85%    17.12%    -6.63%
-------------------------
2005     2006       2007

In the periods shown in the chart, the Fund's highest quarterly return was 13.02% (1st quarter of 2006) and its lowest quarterly return was -7.75% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------- ------------------- ------------------ ------------------
                                                                 1 year             5 year          Life of Fund*
---------------------------------------------------------- ------------------- ------------------ ------------------
JNL/Lazard Small Cap Equity Fund (Class A)                       -6.81%             12.77%              6.36%
Russell 2000 Index                                               -1.57%             16.25%              6.60%
---------------------------------------------------------- ------------------- ------------------ ------------------

* The Fund began operations on March 2, 1998. The Russell 2000 Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------------ ------------------ ------------------
                                                                                    1 year         Life of Class*
------------------------------------------------------------------------------ ------------------ ------------------
JNL/Lazard Small Cap Equity Fund (Class B)                                          -6.63%              5.83%
Russell 2000 Index                                                                  -1.57%              7.94%
------------------------------------------------------------------------------ ------------------ ------------------

* The Class B shares of the Fund began operations on March 5, 2004. The Russell 2000 Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.07%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.87%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $109
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $340
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $590
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,306
----------------------------------------------------------------------------------- --------------------------

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $89
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $278
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $482
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,073
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Lazard Small Cap Equity Fund is Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin, Andrew Lacey, and Daniel Breslin. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Breslin is a Senior Vice President, Portfolio Manager/Analyst Lazard Asset Management LLC (New York). Mr. Breslin is a Portfolio Manager/Analyst on the U.S. Small Cap Equity and U.S. Small-Mid Cap Equity portfolio teams. Mr. Breslin began working in the investment field in 1992. Prior to joining Lazard in 2002, Mr. Breslin was with Guardian Life and New York Life.

Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively. Mr. Breslin has had responsibility for the day-to-day management of the Fund since June 2008.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/M&G GLOBAL BASICS FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/M&G Global Basics Fund is to maximize long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to invest in companies operating in basic industries ("primary" and "secondary" industries) as further described below and also in companies that service these industries. The Fund may also invest in other global equities.


The Fund focuses on the "building blocks of the global economy". The Fund invests in companies that produce raw materials or turn them into products for consumers. Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy). The Sub-Adviser seeks to identify companies that exhibit the following qualities: strong competitive edge and sustainable market share (e.g. leadership in a niche market, natural barriers to entry, technological advantage); a proven business model; financial strength (eg strong balance sheet, good revenue growth); and attractive valuations. Detailed, qualitative research is used, and importance is placed upon face-to-face company meetings and visits. The visits are used to identify industry themes and trends as well as to assess the quality of the company and its management.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.


SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           1.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.21%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           1.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.01%
---------------------------------------------------------------------------------------------- ----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $123
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $384
--------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $103
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $322
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/M&G Global Basics Fund is M&G Investment Management Limited ("MAGIM") located at Laurence Pountney Hill, London EC4R 0HH. MAGIM is an indirect wholly owned subsidiary of Prudential plc, a publicly company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.


Graham French, Global Fund Equity Manager, joined MAGIM in 1989 as a graduate from Durham University where he studied geography. He manages two global equity funds, including M&G's proprietary fund, the M&G Global Basics Fund, and also an M&G fund of funds. Mr. French was instrumental in the design and development of the investment strategy of M&G's proprietary Global Basics Fund and has managed the fund since its launch in November 2000.


The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2008.

JNL/M&G GLOBAL LEADERS FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/M&G Global Leaders Fund is to maximize long-term total return (the combination of income and growth of capital).


PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to invest in stocks selected from the full spectrum of leading companies world-wide (leading companies is defined as those companies that are at the forefront of creating value for shareholders). The Fund aims to achieve consistent returns in the global equity funds sector. The Fund has a clearly defined active investment approach, focused exclusively on individual stock selection decisions and driven by fundamental company analysis. The investment strategy of the Fund is to identify those stocks that represent the best investments from the global universe of companies in all sectors, countries and size ranges. Companies are identified by the Sub-Adviser using a comprehensive research process and the full range of equity expertise. The Sub-Adviser selects the companies to include in the portfolio, supported by a risk management process designed to ensure the appropriate risks are being taken by the Fund.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           1.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.21%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           1.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.01%
---------------------------------------------------------------------------------------------- ----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $123
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $384
--------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $103
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $322
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/M&G Global Leaders Fund is M&G Investment Management Limited ("MAGIM") located at Laurence Pountney Hill, London EC4R 0HH. MAGIM is an indirect wholly owned subsidiary of Prudential plc, a publicly company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Aled Smith joined MAGIM in December 2000 as a global equity fund manager. Before joining MAGIM, Mr. Smith worked at JP Morgan Asset Management for eight years, four of these as a specialist senior analyst for the media sector. Prior to joining JP Morgan, he was an actuarial consultant for Coopers & Lybrand from 1989 to 1992. Mr. Smith graduated from Lincoln College, Oxford University, in 1989 with a BA in mathematics. He is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2008.

JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management 10 x 10 Fund is capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by initially allocating in the following Funds:

     >> 50% in the Class A shares of the JNL/Mellon Capital Management JNL 5 Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management S&P 500 Index Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management Small Cap Index Fund*;
     >> 10% in the Class A shares of the JNL/Mellon Capital Management International Index Fund*; and
     >> 10% in the Class A shares of the JNL/Mellon Capital Management Bond Index Fund*.

* The Funds are referred to as the "Underlying Funds" and are also described in this Prospectus and in the prospectus of JNL Variable Fund LLC.

The Fund expects to rebalance its assets to the allocation weights specified above for each Underlying Fund every January. Between rebalance dates, when cash inflows and outflows require, the Fund purchases and sells shares of the six Underlying Funds according to the approximate current percentage relationship among the Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          Because one of the strategies in the Underlying Funds invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between rebalance dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Underlying Funds, an Underlying Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Underlying Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Funds, depending on the nature and extent of the derivatives in the Underlying Funds' portfolios. If an Underlying Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, an Underlying Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Underlying Funds' performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          Certain of the Underlying Funds use an indexing strategy. Such Underlying Funds do not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Underlying Funds have expenses and other investment considerations that an index does not, the Underlying Funds' performance may be lower than that of the respective index.

     o INVESTMENT STRATEGY RISK. Certain strategies of the Underlying Funds involve selecting common stocks that have high dividend yields relative to other large capitalization common stocks comprising an index. The dividend yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

     o LICENSE TERMINATION RISK. Certain Underlying Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Underlying Funds. Such licenses may be terminated by the licensors, and as a result the Strategy may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Underlying Fund.

     o UNDERLYING FUNDS RISK. Because each Fund invests substantially all of its assets in Underlying Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. As an investor in an Underlying Fund, each Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees and 12b-1 fees.

     o ACCOUNTING RISK. The investment selection criteria used by an Underlying Fund are based, in part, on information drawn from the financial statements of issuers in which the Underlying Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the Underlying Fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                              NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES * (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.63%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.69%
--------------------------------------------------------------------------------------------- -----------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based upon the allocations to the Underlying Funds during the period ended December 31, 2007. Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $70
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $221
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $384
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                         $859
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the JNL/Mellon Capital Management 10 x 10 Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM currently manages approximately $36 billion in assets. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The Fund is managed on a team basis. Daniel W. Koors has primary responsibility for the day-to-day management of the Fund's portfolio, and is assisted by Lynn
M. Mouser.

Mr. Koors is Vice President, Chief Financial Officer and Treasurer of the Trust. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

Ms. Mouser has been the Manager of Separate Account and Transfer Agent Operations at JNAM since August 2005 and has worked processing Fund transactions since the inception of the Fund. Ms. Mouser joined JNAM in July 2003 as a Supervisor, Separate Account Operations. Prior to July 2003, Ms. Mouser was a Senior Auditor at Ernst & Young from May 2002 through July 2003.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Trust's Semi-Annual Report for the fiscal year ended June 30, 3008.

JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Index 5 Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by initially allocating in the following Funds:

     >>   20% in the JNL/Mellon Capital Management S&P 500 Index Fund*;
     >>   20% in the JNL/Mellon Capital Management S&P 400 MidCap Index Fund*;
     >>   20% in the JNL/Mellon Capital Management Small Cap Index Fund*;
     >>   20% in the JNL/Mellon  Capital Management  International  Index Fund*;
          and
     >>   20% in the JNL/Mellon Capital Management Bond Index Fund*.

* The Funds are referred to as the "Underlying Funds" and are also described in this Prospectus.

The Fund expects to rebalance its assets to the allocation weights specified above for each Underlying Fund every January. Between rebalance dates, when cash inflows and outflows require, the Fund purchases and sells shares of the five Underlying Funds according to the approximate current percentage relationship among the Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          Because one of the strategies invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Funds to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Underlying Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Fund, depending on the nature and extent of the derivatives in the Underlying Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, the Underlying Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Underlying Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The Underlying Funds use indexing strategies. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Underlying Fund and index performance may be affected by the Underlying Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Underlying Funds have expenses and other investment considerations that an index does not, the Underlying Fund's performance may be lower than that of the respective index.

     o LICENSE TERMINATION RISK. Certain Underlying Funds may rely on licenses from third parties to the Underlying Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Underlying Fund. Such licenses may be terminated by the licensors, and as a result the Underlying
          Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Underlying Fund.

     o UNDERLYING FUNDS RISK. Because each Fund invests substantially all of its assets in Underlying Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. As an investor in an Underlying Fund, each Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees and 12b-1 fees.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES * (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.61%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.67%
--------------------------------------------------------------------------------------------- -----------------------

* Because the Fund invests in Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based upon the allocations to the Underlying Funds during the period ended December 31, 2007. Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $68
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $214
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $373
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                         $835
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the JNL/Mellon Capital Management Index 5 Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM currently manages approximately $36 billion in assets. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The Fund is managed on a team basis. Daniel W. Koors has primary responsibility for the day-to-day management of the Fund's portfolio, and is assisted by Lynn
M. Mouser.

Mr. Koors is Vice President, Chief Financial Officer and Treasurer of the Trust. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

Ms. Mouser has been the Manager of Separate Account and Transfer Agent Operations at JNAM since August 2005 and has worked processing Fund transactions since the inception of the Fund. Ms. Mouser joined JNAM in July 2003 as a Supervisor, Separate Account Operations. Prior to July 2003, Ms. Mouser was a Senior Auditor at Ernst & Young from May 2002 through July 2003.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Trust's Semi-Annual Report for the fiscal year ended June 30, 3008.

JNL/MELLON CAPITAL MANAGEMENT EUROPEAN 30 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management European 30 Fund is to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the common stock of 30 companies selected from the MSCI Europe Index.

The 30 stocks are selected once annually on the Stock Selection Date. The initial Stock Selection Date will be on or about October 1, 2008. The next Stock Selection Date will be on or about January 1, 2010 and subsequently the next Stock Selection Date will be on or about January 1 of each year thereafter. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

As of June 30, 2007, the MSCI Europe Index consists of stocks from the following 16 developed markets: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The population of stocks is divided into the following country groupings:

     1.   United Kingdom
     2.   Austria, Germany, Netherlands, Switzerland
     3.   Denmark, Finland, Norway, Sweden
     4.   Belgium, France, Greece, Ireland, Italy, Portugal, Spain

     The stocks are selected by applying the following analysis to each group on each Stock Selection Date:


     o The first screen evaluates the volatility of stocks in the population. The Sub-Adviser calculates the coefficient of variation of each stock for the prior 90 days. The coefficient of variation is the standard deviation of a stock's price. Stocks with a lower coefficient of variation are considered less volatile. The 90 stocks with the least volatility as measured by this screen are selected from each country grouping.

     o The second screen evaluates the degree of efficiency of the company's asset management. The Sub-Adviser ranks the remaining stocks based on forward-looking return on equity ("FROE") calculated as the analysts' (independent analysts' covering the stock) consensus estimate of each company's earnings for the next fiscal year divided by the company's equity. The 60 stocks with the highest FROE are selected from each country grouping.



     o The last screen ranks companies based on a valuation model. The Sub-Adviser allocates approximately equal amounts of the Fund's investments to the 30 common stocks with the best valuation based on the Edward Bell Ohlson ("EBO") valuation to price ratio. The number of stocks selected from each country grouping is based on the aggregate market capitalization of each country grouping relative to the total market capitalization on the Stock Selection Date. The final selections from each grouping are made from the highest rated stocks based on the EBO valuation to price ratio.


Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 30 selected companies in approximately the same proportion that such stocks are then held in the Fund (determined based on market value).

Companies, which as of the Stock Selection Date, MSCI has announced will be removed from the MSCI Europe Index, will be removed from the universe of securities from which the Fund's stocks are selected.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, Mellon Capital Management Corporation ("Mellon Capital") may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o    NON-DIVERSIFICATION  RISK. The Fund is  "non-diversified" as such term is defined in the 1940 Act, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in 30 companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 30 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o CONCENTRATION RISK. The Fund normally holds a core portfolio of stocks of fewer companies. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the Fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.57%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    0.78%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.57%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    0.58%
---------------------------------------------------------------------------------------------- ----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $80
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $249
--------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $59
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $186
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management European 30 Fund is Mellon Capital, located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2008.

JNL/MELLON CAPITAL MANAGEMENT PACIFIC RIM 30 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Pacific Rim 30 Fund is to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the common stock of 30 companies selected from the MSCI Pacific Index.

The 30 stocks are selected once annually on the Stock Selection Date. The initial Stock Selection Date will be on or about October 1, 2008. The next Stock Selection Date will be on or about January 1, 2010 and subsequently the next Stock Selection Date will be on or about January 1 of each year thereafter. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

As of June 2007, the MSCI Pacific Index consisted of the following 5 developed market countries: Australia, Hong Kong, Japan, New Zealand, and Singapore. The population of stocks is divided into the following country groupings:

     1.   Japan
     2.   Australia, Hong Kong, New Zealand, and Singapore

The stocks are selected by applying the following analysis to each group on each Stock Selection Date:


     o The first screen evaluates the volatility of stocks in the population. The Sub-Adviser calculates the coefficient of variation of each stock for the prior 90 days. The coefficient of variation is the standard deviation of a stock's price. Stocks with a lower coefficient of variation are considered less volatile. The 90 stocks with the least volatility as measured by this screen are selected from each country grouping.

     o The second screen evaluates the degree of efficiency of the company's asset management. The Sub-Adviser ranks the remaining stocks based on forward-looking return on equity ("FROE") calculated as the analysts' (independent analysts covering the stocks) consensus estimate of each company's earnings for the next fiscal year divided by the company's equity. The 60 stocks with the highest FROE are selected from each country grouping.

     o The last screen ranks companies based on a valuation model. The Sub-Adviser allocates approximately equal amounts of the Fund's investments to the 30 common stocks with the best valuation based on the Edward Bell Ohlson ("EBO") valuation to price ratio. Fifteen stocks are selected from each country grouping on the Stock Selection Date from the highest rated stocks based on the EBO valuation to price ratio.



Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 30 selected companies in approximately the same proportion that such stocks are then held in the Fund (determined based on market value).

Companies, which as of the Stock Selection Date, MSCI has announced will be removed from the MSCI Pacific Index, will be removed from the universe of securities from which the Fund's stocks are selected.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, Mellon Capital Management Corporation ("Mellon Capital") may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o    NON-DIVERSIFICATION  RISK. The Fund is  "non-diversified" as such term is defined in the 1940 Act, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in 30 companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 30 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o CONCENTRATION RISK. The Fund normally holds a core portfolio of stocks of fewer companies. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the Fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.57%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    0.78%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.57%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    0.58%
---------------------------------------------------------------------------------------------- ----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $80
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $249
--------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $59
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $186
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Pacific Rim 30 Fund is Mellon Capital, located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2008.

JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the S&P 500 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INDEX INVESTING RISK. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and S&P 500 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

     o LICENSE TERMINATION RISK. Certain strategies a Fund invests in may rely on licenses from third parties to a Fund that permit the use of the intellectual property of such parties in connection with the investment strategies of a Fund. Such licenses may be terminated by the licensors, and as a result a Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy. Accordingly, in the event a license is terminated, a Fund may have to change the investment strategy.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

27.79%    10.06%    4.37%    15.08%    4.90%
--------------------------------------------
2003      2004      2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 15.14% (2nd quarter of 2003) and its lowest quarterly return was -17.22% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

4.54%    15.29%    5.14%
------------------------
2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 9.10% (4th quarter of 2004) and its lowest quarterly return was -3.44% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
--------------------------------------------------------------------- --------------- ---------------- -----------------
                                                                          1 year          5 year        Life of Fund*
--------------------------------------------------------------------- --------------- ---------------- -----------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class A)                  4.90%           12.11%            5.56%
S&P 500 Index                                                               5.49%           12.82%            6.13%
--------------------------------------------------------------------- --------------- ---------------- -----------------

* The Fund began operations on January 15, 2002.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------------------- ------------------ ------------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ ------------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class B)                           5.14%              7.99%
S&P 500 Index                                                                        5.49%              8.39%
----------------------------------------------------------------------------- ------------------ ------------------

* The Class B shares of the Fund began operations on March 5, 2004.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.38%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.60%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.38%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.40%
--------------------------------------------------------------------------------------------- -----------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

---------------------------------------------------------------------------------- ---------------------------
EXPENSE EXAMPLE                                                                             CLASS A
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
1 Year                                                                                          $61
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
3 Years                                                                                        $192
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
5 Years                                                                                        $335
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
10 Years                                                                                       $750
---------------------------------------------------------------------------------- ---------------------------

---------------------------------------------------------------------------------- ---------------------------
EXPENSE EXAMPLE                                                                             CLASS B
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
1 Year                                                                                          $41
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
3 Years                                                                                        $128
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
5 Years                                                                                        $224
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
10 Years                                                                                       $505
---------------------------------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its float adjusted market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

INVESTMENT  OBJECTIVE.  The  investment  objective  of  the  JNL/Mellon  Capital
Management S&P 400 MidCap Index Fund is to match the performance of the S&P MidCap 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P MidCap 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P MidCap 400 Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P MidCap 400 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P MidCap 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment of income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the S&P MidCap 400 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P MidCap 400 Index in proportion to the weighting in the S&P MidCap 400 Index. To the extent that the Fund seeks to replicate the S&P MidCap 400 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P MidCap 400 Index may be anticipated in both rising and falling markets. The Fund's ability to achieve significant correlation between the Fund and S&P MidCap 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P MidCap 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INDEX INVESTING RISK. While the S&P MidCap 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P MidCap 400 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and S&P MidCap 400 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

     o LICENSE TERMINATION RISK. Certain strategies a Fund invests in may rely on licenses from third parties to a Fund that permit the use of the intellectual property of such parties in connection with the investment strategies of a Fund. Such licenses may be terminated by the licensors, and as a result a Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy. Accordingly, in the event a license is terminated, a Fund may have to change the investment strategy.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

34.55%    15.79%    11.98%    9.69%    7.45%
--------------------------------------------
2003      2004      2005      2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 17.40% (2nd quarter of 2003) and its lowest quarterly return was -16.67% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

12.14%    9.91%    7.69%
------------------------
2005      2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 12.08% (4th quarter of 2004) and its lowest quarterly return was -3.20% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------ ---------------- ---------------- ---------------
                                                                       1 year           5 year       Life of Fund*
------------------------------------------------------------------ ---------------- ---------------- ---------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)      7.45%            15.49%           10.04%
S&P 400 MidCap Index                                                   7.98%            16.19%           10.62%
------------------------------------------------------------------ ---------------- ---------------- ---------------

* The Fund began operations on January 15, 2002. The S&P MidCap 400 Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------------- ---------------- ------------------
                                                                                    1 year        Life of Class*
------------------------------------------------------------------------------- ---------------- ------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class B)                    7.69%            9.99%
S&P 400 MidCap Index                                                                 7.98%           10.34%
------------------------------------------------------------------------------- ---------------- ------------------

* The Class B shares of the Fund began operations on March 5, 2004. The S&P MidCap 400 Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.39%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.60%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                          0.39%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                              0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                         0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                   0.40%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $61
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $192
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $335
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $750
------------------------------------------------------------------------------------- -------------------------

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $41
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $128
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $224
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $505
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P MIDCAP 400 INDEX. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P MidCap 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P MidCap 400 Index is weighted by its float adjusted market capitalization (or the stock's price multiplied by the number of shares outstanding adjusted for float, as the S&P MidCap 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P MidCap 400 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

INVESTMENT  OBJECTIVE.  The  investment  objective  of  the  JNL/Mellon  Capital
Management Small Cap Index Fund is to match the performance of the Russell 2000(R) Index(1). The capitalization range for the Russell 2000 Index is currently approximately $25 million at the bottom of the range and $4.8 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o MID-CAPITALIZATION INVESTING RISK. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o INDEX INVESTING RISK. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and Russell 2000 Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Russell 2000 Index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

     o LICENSE TERMINATION RISK. Certain strategies a Fund invests in may rely on licenses from third parties to a Fund that permit the use of the intellectual property of such parties in connection with the investment strategies of a Fund. Such licenses may be terminated by the licensors, and as a result a Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy. Accordingly, in the event a license is terminated, a Fund may have to change the investment strategy.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

45.88%    17.42%    4.22%    17.49%    -2.11%
---------------------------------------------
2003      2004      2005     2006       2007

In the periods shown in the chart, the Fund's highest quarterly return was 22.99% (2nd quarter of 2003) and its lowest quarterly return was -21.41% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

4.38%    17.66%    -1.84%
-------------------------
2005     2006       2007

In the periods shown in the chart, the Fund's highest quarterly return was 13.93% (1st quarter of 2006) and its lowest quarterly return was -5.38% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
-------------------------------------------------------------- ------------------ ----------------- ----------------
                                                                    1 year             5 year        Life of Fund*
-------------------------------------------------------------- ------------------ ----------------- ----------------
JNL/Mellon Capital Management Small Cap Index Fund (Class A)        -2.11%             15.46%             8.73%
Russell 2000 Index                                                  -1.57%             16.25%             9.38%
-------------------------------------------------------------- ------------------ ----------------- ----------------

* The Fund began operations on January 15, 2002. The Russell 2000 Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------- ------------------- ------------------
                                                                                   1 year         Life of Class*
---------------------------------------------------------------------------- ------------------- ------------------
JNL/Mellon Capital Management Small Cap Index Fund (Class B)                       -1.84%               7.46%
Russell 2000 Index                                                                 -1.57%               7.94%
---------------------------------------------------------------------------- ------------------- ------------------

* The Class B shares of the Fund began operations on March 5, 2004. The Russell 2000 Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.39%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.60%
----------------------------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.39%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses*                                                                                         0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.40%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $61
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $192
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $335
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                        $750
------------------------------------------------------------------------------------ --------------------------

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $41
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $128
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $224
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                        $505
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. RUSSELL 2000 INDEX. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its float adjusted market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R) (1) Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and MSCI EAFE Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund's performance may be lower than that of the index.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

37.31%    19.49%    13.31%    25.58%    10.39%
----------------------------------------------
2003      2004      2005      2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 18.84% (2nd quarter of 2003) and its lowest quarterly return was -19.96% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

13.46%    25.93%    10.56%
--------------------------
2005      2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 15.19% (4th quarter of 2004) and its lowest quarterly return was -2.34% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
-------------------------------------------------------------- ------------------ ---------------- -----------------
                                                                    1 year            5 year        Life of Fund*
-------------------------------------------------------------- ------------------ ---------------- -----------------
JNL/Mellon Capital Management International Index Fund
(Class A)                                                             10.39%            20.82%           14.36%
MSCI EAFE Index                                                       11.17%            21.59%           14.96%
-------------------------------------------------------------- ------------------ ---------------- -----------------

* The Fund began operations on January 15, 2002. The MSCI EAFE Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------------------- ------------------ -------------------
                                                                                   1 year          Life of Class*
----------------------------------------------------------------------------- ------------------ -------------------
JNL/Mellon Capital Management International Index Fund (Class B)                    10.56%             16.58%
MSCI EAFE Index                                                                     11.17%             16.93%
----------------------------------------------------------------------------- ------------------ -------------------

* The Class B shares of the Fund began operations on March 5, 2004. The MSCI EAFE Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.44%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.65%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.44%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.45%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $66
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $208
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $362
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $810
-------------------------------------------------------------------------------------- -------------------------

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $46
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $144
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $252
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $567
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE MSCI EAFE INDEX. The MSCI EAFE Index is comprised of common stocks including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the MSCI EAFE Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund  invests  under  normal  circumstances  at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Bond Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, the Sub-Adviser utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's Sub-Adviser selects a basket of securities in order to match the important risk characteristics of the Lehman Brothers Aggregate Bond Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

The Fund can invest in a number of different kinds of "derivative" instruments to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities, to be announced (TBAs) and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the Sub-Adviser uses a sampling technique rather than full replication of the index, the Fund's performance may be lower than that of the index.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

2.87%    3.74%    1.85%    3.64%    6.43%
-----------------------------------------
2003     2004     2005     2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 4.79% (3rd quarter of 2002) and its lowest quarterly return was -2.61% (2nd quarter of 2004).

CLASS B

[GRAPHIC OMITTED]

2.04%    3.85%    6.68%
-----------------------
2005     2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 3.68% (3rd quarter of 2006) and its lowest quarterly return was -2.51% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------- --------------------- ---------------- -----------------
                                                                   1 year             5 year        Life of Fund*
----------------------------------------------------------- --------------------- ---------------- -----------------
JNL/Mellon Capital Management Bond Index Fund (Class A)            6.43%              3.69%            4.52%
Lehman Brothers Aggregate Bond Index                               6.97%              4.42%            5.16%
----------------------------------------------------------- --------------------- ---------------- -----------------

* The Fund began operations on January 15, 2002.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------------ ------------------ ------------------
                                                                                    1 year         Life of Class*
------------------------------------------------------------------------------ ------------------ ------------------
JNL/Mellon Capital Management Bond Index Fund (Class B)                              6.68%               3.62%
Lehman Brothers Aggregate Bond Index                                                 6.97%               4.02%
------------------------------------------------------------------------------ ------------------ ------------------

* The Class B shares of the Fund began operations on March 5, 2004. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.40%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.60%
----------------------------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.40%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.41%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $61
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $192
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $335
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $750
------------------------------------------------------------------------------------- -------------------------

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $42
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $132
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $230
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $518
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

David C. Kwan has been a Managing Director of Mellon Capital Management Corporation since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1990.

Lowell Bennett has been a Director of Mellon Capital Management Corporation since 2000. Mr. Bennett joined Mellon Capital in 1997 as a Vice President and fixed income strategist. He is responsible for the development and implementation of fixed income strategies of the company. Prior to joining Mellon Capital, he was a fixed income strategist at Merrill Lynch. He received his M.B.A. degree from Stanford University in 1987. Mr. Bennett has 19 years of finance and investment experience.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Within each sector, the Fund overweights stocks that the Sub-Adviser regards as attractive and underweights or does not hold stocks that the Sub-Adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing the Fund, the Sub-Adviser generally employs a three-step process:

     (i) Based on quantitative research, the Sub-Adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cashflow prospects relative to its stock price.

     (ii) The research findings allow the Sub-Adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

     (iii) The Sub-Adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INVESTING RISK ARISING FROM JUDGMENT ON VALUATION. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

-11.38%    -11.78%    -24.94%    29.09%    11.27%    4.24%    16.84%    3.76%
------------------------------------------------------------------------------
2000        2001       2002      2003      2004      2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 15.58% (2nd quarter of 2003) and its lowest quarterly return was -17.77% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

4.63%    17.06%    3.82%
------------------------
2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 9.64% (4th quarter of 2004) and its lowest quarterly return was -4.71% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------- ------------------- ------------------ --------------------
                                                              1 year             5 year           Life of Fund*
------------------------------------------------------- ------------------- ------------------ --------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock
Index Fund (Class A)                                           3.76%              12.65%              1.51%
S&P 500 Index                                                  5.49%              12.82%              2.74%
------------------------------------------------------- ------------------- ------------------ --------------------

* The Fund began operations on May 16, 1999.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------- ------------------ -------------------
                                                                                  1 year          Life of Class*
---------------------------------------------------------------------------- ------------------ -------------------
JNL/Mellon Capital Management Enhanced S&P
500 Stock Index Fund (Class B)                                                      3.82%              8.34%
S&P 500 Index                                                                       5.49%              8.39%
---------------------------------------------------------------------------- ------------------ -------------------

* The Class B shares of the Fund began operations on March 5, 2004. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ --------------------------
                                                                                                    CLASS A
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Management/Administrative Fee                                                                       0.58%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
12b-1 Fee                                                                                           0.20%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Acquired Fund Fees and Expenses*                                                                    0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Total Annual Fund Operating Expenses                                                                0.80%
------------------------------------------------------------------------------------------ --------------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ --------------------------
                                                                                                    CLASS B
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Management/Administrative Fee                                                                       0.58%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
12b-1 Fee                                                                                           0.00%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Acquired Fund Fees and Expenses*                                                                    0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Total Annual Fund Operating Expenses                                                                0.60%
------------------------------------------------------------------------------------------ --------------------------

*Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                               CLASS A
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $82
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                        $255
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                        $444
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                       $990
-------------------------------------------------------------------------------------- -----------------------

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                               CLASS B
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $61
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                        $192
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                        $335
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                       $750
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the Sub-Adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group at the Sub-Adviser. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund's portfolio is:

Warren Chiang, CFA, has been a Managing Director, Enhanced Equity Strategies at Mellon Capital since January 2006. He joined Mellon Capital in 1995 as a research associate. Throughout the years he has held various positions in the Equity Portfolio Management group among which were: Vice President from 2000 to 2002 and Director from 2002 to 2003. In 2003 he was promoted to Director of Enhanced Equity Strategies. Currently he heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the enhanced equity portfolio management process. Prior to joining Mellon Capital, he was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has 11 years of investment experience. Mr. Chiang received an M.B.A. from University of California at Berkeley in 2005.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/OPPENHEIMER GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

     o Stocks of small-, medium- and large-cap growth oriented companies worldwide.
     o Companies that stand to benefit from global growth trends at attractive valuations.
     o Businesses with strong competitive positions and high demand for their products or services.
     o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAPITALIZATION INVESTING RISK. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notational value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

-22.33%    40.56%    17.93%    13.74%    16.86%    6.33%
--------------------------------------------------------
2002       2003      2004      2005      2006      2007

In the period shown in the chart, the Fund's highest quarterly return was 20.48% (2nd quarter of 2003) and its lowest quarterly return was -18.48% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

13.98%    17.21%    6.56%
-------------------------
2005      2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 15.82% (4th quarter of 2004) and its lowest quarterly return was -4.12% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------- ------------------- ----------------- -----------------
                                                                  1 year             5 year        Life of Fund*
----------------------------------------------------------- ------------------- ----------------- -----------------
JNL/Oppenheimer Global Growth Fund (Class A)                       6.33%              18.56%             8.16%
MSCI World Index                                                   9.04%              16.96%             6.87%
----------------------------------------------------------- ------------------- ----------------- -----------------

* The Fund began operations on April 30, 2001. The MSCI World Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------- -------------------- --------------------
                                                                                1 year           Life of Class*
------------------------------------------------------------------------- -------------------- --------------------
JNL/Oppenheimer Global Growth Fund (Class B)                                     6.56%               12.87%
MSCI World Index                                                                 9.04%               12.53%
------------------------------------------------------------------------- -------------------- --------------------

* The Class B shares of the Fund began operations on March 5, 2004. The MSCI World Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.84%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.05%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.84%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.85%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $107
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $334
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $579
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,283
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $87
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $271
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $471
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,049
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide;
o    Companies that stand to benefit from global growth trends;
o Businesses with strong competitive positions and high demand for their products or services; and/or
o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

The portfolio manager of the Fund is Rajeev Bhaman, Senior Vice President of Oppenheimer. He is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Bhaman has been a manager of the Fund since August 2004 and a Portfolio Manager at Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/PAM ASIA EX-JAPAN FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PAM Asia ex-Japan Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective of long-term capital appreciation by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region where the (i) securities are of issuers organized under the laws of the country or of a country within the geographic region or maintains their principal place of business in that country or region; or (ii) securities are traded principally in the country or region; or (iii) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region. The Asia ex-Japan region includes, but is not limited to, the following countries: Korea; Taiwan; Hong Kong; Philippines; Thailand; Malaysia; Singapore; Indonesia; People's Republic of China; India; Pakistan and Vietnam. The Fund may also invest in depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), debt securities convertible into common shares, preference shares, warrants and initial public offerings. In choosing stocks, the Fund emphasizes those that are ranked as relatively undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear relatively overvalued.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns, or for efficient portfolio management or for hedging purposes. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          Because the Fund may invest in convertible fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o ASIA EX-JAPAN CONCENTRATION RISK. Because the Fund's investments are concentrated in Asia ex-Japan countries, the Fund's performance is expected to be closely tied to social, political and economic conditions within these countries and to be more volatile than the performance of more geographically diversified funds. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports, and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o    NON-DIVERSIFICATION  RISK. The Fund is  "non-diversified" as such term is defined in the 1940 Act, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o INVESTMENTS IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        1.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                     0.08%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.33%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        1.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                     0.08%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.13%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee has been restated to reflect that effective July 1, 2008, the fee was reduced to the level shown in the table above.

** Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $135
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $421
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $115
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $359
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser for the JNL/PAM Asia ex-Japan Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 21 Prudential Tower, Singapore 049712. PAM Singapore is an affiliate of the investment adviser to the Trust and is an indirect wholly owned subsidiary of Prudential plc (the "Group"), a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Kannan Venkataramani is a Regional Portfolio Manager at PAM Singapore and manages a wide range of regional products for retail and institutional clients. Kannan joined PAM Singapore in February 2007. Kannan joined the Hong Kong affiliate of PAM Singapore in 2002, where he covered India, Indonesia, the Philippines and Taiwan and also managed several country-focused and regional portfolios. Prior to joining the Hong Kong affiliate of PAM Singapore, Kannan was a Portfolio Manager at the Group's asset management joint venture in India, focusing on the Indian equities market. Kannan has over 12 years of investment experience. Kannan has a MBA (post graduate Diploma in Management) from the prestigious Indian Institute of Management, Ahmedabad, India and a degree in Electronic and Communication Engineering from Anna University India. He is also a Chartered Financial Analyst (CFA) Charterholder. Kannan has been the portfolio manager since the Fund's inception.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Trust's Annual Report for the fiscal year ended December 31, 2007.

JNL/PAM CHINA-INDIA FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PAM China-India Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing normally, 80% of its assets (net assets plus the amount of any borrowings for investment purposes), in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People's Republic of China and India where the (i) securities are of issuers organized under the laws of the country or of a country within the geographic region or maintain their principal place of business in that country or region; or (ii) securities are traded principally in the country or region; or (iii) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region. In choosing stocks, the Fund emphasizes those that are ranked as relatively undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear relatively overvalued.

The investments of the Fund include, but are not limited to, listed securities in the regulated market, which operates regularly and is recognized, depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), debt securities convertible into common shares, preference shares, warrants and initial public offerings.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns, or for efficient portfolio management or for hedging purposes. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          Because the Fund may invest in convertible fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o COUNTRY SPECIFIC RISKS. Because the Fund will primarily invest in equity and equity-related securities in the People's Republic of China and India, the Fund will be exposed to market, currency, and other risks related to specifically to the economies of China and India. Both countries' markets are subject to volatility and structural risks. There can be no guarantee that government reforms and move to capitalism will positively impact the economies of either country. China and India are developing countries, and stable economic growth may be hampered by a number of factors, including, but not limited, to burdensome regulatory requirements, inflation, poor allocation of resources and the reinvestment of capital, government price controls and capital restrictions, and social instability. These risks will have a corresponding affect on securities in which the Fund invests, and the Fund may experience volatility related to its concentration in China and India.

     o EMERGING MARKETS RISK. The Fund will generally invest a significant portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o    NON-DIVERSIFICATION  RISK. The Fund is  "non-diversified" as such term is defined in the 1940 Act, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o INVESTMENTS IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        1.10%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                     0.08%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.38%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        1.10%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                     0.08%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  1.18%
--------------------------------------------------------------------------------------------- -----------------------

* The management/administrative fee has been restated to reflect that effective July 1, 2008, the fee was reduced to the level in the table above.

** Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $141
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $437
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $120
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $375
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser for the JNL/PAM China-India Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 21 Prudential Tower, Singapore 049712. PAM Singapore is an affiliate of the investment adviser to the Trust and is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

DR Rao has been an Investment Director at PAM Singapore since February 2007 and specializes in Indian equities. In June 2005, Mr. Rao joined the Hong Kong affiliate of PAM Singapore as Portfolio Manager. From August 2002 until June 2005, he was at the Abu Dhabi Investment Authority as an Analyst from August 2002 through June 2003 and as a Senior Analyst from June 2003 through June 2005, managing an Indian equities portfolio. He has over 11 years of investment experience. Mr. Rao holds a Post Graduate Diploma in Management (MBA equivalent) from the Indian Institute of Management, Calcutta, India and graduated from Osmania University, Hyderabad, India with a Bachelor of Electrical Engineering degree. He is also a Chartered Financial Analyst (CFA) Charterholder. Mr. Rao has been the portfolio manager since the inception of the Fund.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended December 31, 2007.

JNL/PIMCO REAL RETURN FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Real Return Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its investment objective by investing under normal circumstances in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Normally, the Fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities ("TIPS") which are issued by the U.S. government. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS Index, which as of December 31, 2007 was 6.26 years. For these purposes, in calculating the Fund's average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets. The Fund is non-diversified, which means it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may invest all of its assets in derivative instruments, such as futures, options, forward contracts or swap agreements, or in mortgage or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used by this Fund include:

     o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
     o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    Mortgage-backed and other asset-backed securities;
     o    Inflation-indexed bonds issued both by governments and corporations;
     o Structured notes, including hybrid or "indexed" securities, and event-linked bonds:
     o    Loan participations and assignments;
     o    Delayed funding loans and revolving credit facilities;
     o Bank certificates of deposit, fixed time deposits and bankers' acceptances;
     o    Repurchase agreements and reverse repurchase agreements;
     o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
     o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
     o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

     o MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES RISK. A Fund that purchases mortgage-related securities and mortgage-backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

     o SHORT SALES RISK. A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.80%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.60%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $82
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $255
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $444
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                          $990
-------------------------------------------------------------------------------------- --------------------------

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $61
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $192
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $335
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                          $750
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Real Return Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had assets under management of $746.3 billion.

Mihir Worah is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. Since November 2007, Mr. Worah has been primarily responsible for the day-to-day management of the Fund. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing. Previously Mr. Worah was a post-doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has a Ph.D. in theoretical physics from the University of Chicago and is the author of numerous scientific papers.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted a motion to dismiss claims asserted against it in a consolidated amended complaint. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007 the U.S. District Court for the District of Connecticut granted defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

In April 2006, certain funds were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PIMCO TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007 was 4.41 years.

The Fund may invest up to 10% of its total assets in high-yield securities ("junk bonds") rated B or higher by Moody's or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

     o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
     o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    Mortgage-backed and other asset-backed securities;
     o    Inflation-indexed bonds issued both by governments and corporations;
     o    Structured   notes,   including   hybrid  or   "indexed"   securities,
          event-linked bonds;
     o    Loan participations and assignments;
     o    Delayed funding loans and revolving credit facilities;
     o Bank certificates of deposit, fixed time deposits and bankers' acceptances;
     o    Repurchase agreements and reverse repurchase agreements;
     o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
     o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
     o    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

     o MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES RISK. A Fund that purchases mortgage-related securities and mortgage-backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

     o SHORT SALES RISK. A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

-0.26%  11.75%  9.52%  8.85%  4.78%  4.45%  2.40%  3.38%  8.25%
----------------------------------------------------------------
1999    2000    2001   2002   2003   2004   2005   2006   2007

In the period shown in the chart, the Fund's highest quarterly return was 6.14% (3rd quarter of 2001) and its lowest quarterly return was -2.32% (2nd quarter of 2004).

CLASS B

[GRAPHIC OMITTED]

2.52%   3.57%   8.53%
---------------------
2005    2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 4.49% (3rd quarter of 2007) and its lowest quarterly return was -2.24% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------- ---------------------- ---------------- -----------------
                                                                   1 year              5 year        Life of Fund*
----------------------------------------------------------- ---------------------- ---------------- -----------------
JNL/PIMCO Total Return Bond Fund (Class A)                          8.25%               4.63%            5.92%
Lehman Brothers Aggregate Bond Index                                6.97%               4.42%            5.97%
----------------------------------------------------------- ---------------------- ---------------- -----------------

* The Fund began operations on March 2, 1998.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------------- ---------------- -----------------
                                                                                    1 year        Life of Class*
------------------------------------------------------------------------------- ---------------- -----------------
JNL/PIMCO Total Return Bond Fund (Class B)                                           8.53%            4.44%
Lehman Brothers Aggregate Bond Index                                                 6.97%            4.02%
------------------------------------------------------------------------------- ---------------- -----------------

* The Class B shares of the Fund began operations on March 5, 2004. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.81%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.62%
--------------------------------------------------------------------------------------------- -----------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $83
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $259
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $450
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,002
-------------------------------------------------------------------------------------- --------------------------

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $63
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $199
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $346
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                          $774
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE is the indirect owner of AGI LP. Allianz SE is an European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO had assets under management of $746.3 billion.

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has over thirty years of investment experience and is the author of BILL GROSS ON INVESTING. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

REGULATORY INQUIRIES AND PENDING LITIGATION

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern "revenue sharing" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in "market timing" and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted a motion to dismiss claims asserted against it in a consolidated amended complaint. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On September 19, 2007 the U.S. District Court for the District of Connecticut granted defendants' motion to dismiss the consolidated amended complaint in the revenue sharing action. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

In April 2006, certain funds were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.'s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders--including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court's decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a "cost-benefit" analysis of the Committee's claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO's or AGID's ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material. For more information please call 1-800-766-4683.

JNL/PPM AMERICA CORE EQUITY FUND (FORMERLY, JNL/PUTNAM EQUITY FUND)

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America Core Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing, primarily, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the S&P 500 Index at the time of the initial purchase. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the S&P 500 Index is currently between $1.336 billion and $510.201 billion. Equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants.

In managing the Fund, the Sub-Adviser employs a "core value" strategy whereby, under normal market conditions, approximately 60% of the account is managed with an active bottom-up "value" style and the balance of the portfolio is managed in a benchmark-aware "completion" style. In connection with the value component, the Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. The completion component consists of approximately 40% of the account and both quantitative and qualitative methods are used in stock selection to facilitate both the benchmark aware style and the active overlay. The Sub-Adviser employs a risk modeling system in managing the benchmark aware and quantitative element of the portfolio, and analyzes the stocks in the portfolio and weights them relative to the weightings of the benchmark based on their valuations and fundamentals.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

PPM America, Inc. ("PPM") has been serving as the Sub-Adviser to this Fund since December 3, 2007. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

34.93%  29.41%  -17.85% -25.01%  -24.10%  27.23%  13.04%  8.75%  13.75%   -7.25%
--------------------------------------------------------------------------------
1998    1999     2000    2001     2002    2003    2004    2005   2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

CLASS B

[GRAPHIC OMITTED]

8.96%    14.00%    -7.07%
-------------------------
2005     2006       2007

In the periods shown in the chart, the Fund's highest quarterly return was 11.72% (4th quarter of 2004) and its lowest quarterly return was -8.74% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------- ------------------ ------------------ -----------------
                                                                1 year             5 year            10 year*
---------------------------------------------------------- ------------------ ------------------ -----------------
JNL/PPM America Core Equity Fund (Class A)                      -7.25%             10.52%             3.02%
S&P 500 Index                                                    5.49%             12.82%             5.91%
---------------------------------------------------------- ------------------ ------------------ -----------------

* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc. From May 1, 1997 to December 3, 2007, the Fund was managed by Putnam Investment Management, Inc.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------------------- ------------------ -----------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ -----------------
JNL/PPM America Core Equity Fund (Class B)                                         -7.07%              6.07%
S&P 500 Index                                                                       5.49%              8.39%
----------------------------------------------------------------------------- ------------------ -----------------

* The Class B shares of the Fund began operations on March 5, 2004. From March 5, 2004 to December 3, 2007, the Fund was managed by Putnam Investment Management, Inc. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.75%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.96%
----------------------------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.75%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.76%
----------------------------------------------------------------------------------------------- ---------------------

* The management/administrative fee has been restated to reflect that effective December 3, 2007, the fee was reduced to the level shown in the table above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $98
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $306
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $531
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,178
------------------------------------------------------------------------------------- -------------------------

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $78
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $243
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $422
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $942
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the Sub-Adviser to offer potential for capital appreciation over both the intermediate and long-term.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America Core Equity Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $72.6 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. All decisions are made by no less than three of the four investment professionals. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $7.9 billion in assets for various institutional clients based in the U.S. and abroad. Mr. Brody, as head of the team, has the ultimate decision making responsibility for the decisions, but the process reflects the recommendations of the team.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982. Mr. Brody has been the portfolio manager since December 3, 2007.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988. Mr. Yee has been the portfolio manager since December 3, 2007.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois. Mr. Zick has been the portfolio manager since December 3, 2007.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001. Mr. Moran has been the portfolio manager since December 3, 2007.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/PPM AMERICA HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. For purpose of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, including credit default swaps. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum.

In light of the risks associated with such securities, the Sub-Adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. With respect to derivative instruments, the Sub-Adviser also takes into consideration the credit-worthiness of the counterparty to the transaction. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The Sub-Adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the Sub-Adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the Sub-Adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the Sub-Adviser looks for those companies that the Sub-Adviser believes have the highest potential for improving credit fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

As of April 30, 2007, PPM America, Inc. replaced Western Asset Management Company as the Sub-Adviser for the Fund. Performance shown for the period prior to April 30, 2007 reflects the results achieved by the prior Sub-Advisers.

Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond Fund was combined with JNL/PPM America High Yield Bond Fund, with the JNL/Salomon Brothers High Yield Fund as the surviving Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

-1.76%   -4.67%   5.33%   5.76%   25.79%   8.22%   1.69%   10.51%   -1.10%
--------------------------------------------------------------------------
1999      2000    2001    2002    2003     2004    2005     2006     2007

In the period shown in the chart, the Fund's highest quarterly return was 8.83% (2nd quarter of 2003) and its lowest quarterly return was -3.60% (3rd quarter of 2001).

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS B

[GRAPHIC OMITTED]

1.89%    10.72%    -0.79%
-------------------------
2005      2006       2007

In the periods shown in the chart, the Fund's highest quarterly return was 4.30% (4th quarter of 2006) and its lowest quarterly return was -2.67% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------- ----------------- ------------------ ------------------
                                                                   1 year            5 year          Life of Fund*
------------------------------------------------------------- ----------------- ------------------ ------------------
JNL/PPM America High Yield Bond Fund (Class A)                      -1.10%            8.62%               4.89%
Citigroup High Yield Index                                           1.83%           10.97%               5.46%
Merrill Lynch High Yield Master II Index                             2.19%           10.76%               5.39%
Merrill Lynch High Yield Master II Constrained Index                 2.53%           10.60%               5.46%
------------------------------------------------------------- ----------------- ------------------ ------------------

* The Fund began operations on March 2, 1998. The Citigroup High Yield Index is a broad-based, unmanaged index.
The Merrill Lynch High Yield Master II Index is a broad-based, unmanaged index of fixed rate, non-investment-grade debt securities which are U.S. dollar denominated, nonconvertible, having at least one year remaining to maturity and an outstanding par amount of at least $100 million. The Merrill Lynch High Yield Master II Constrained Index is a subset of the Merrill Lynch High Yield Master II Index, and bonds are capitalization weighted and total allocations per issuer are capped at 2%.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------------- --------------- ------------------
                                                                                       1 year       Life of Class*
---------------------------------------------------------------------------------- --------------- ------------------
JNL/PPM America High Yield Bond Fund (Class B)                                           -0.79%           4.75%
Citigroup High Yield Index                                                                1.83%           6.40%
Merrill Lynch High Yield Master II Index                                                  2.19%           6.55%
Merrill Lynch High Yield Master II Constrained Index                                      2.53%           6.39%
---------------------------------------------------------------------------------- --------------- ------------------

* The Class B shares of the Fund began operations on March 5, 2004. The Citigroup High Yield Index is a broad-based, unmanaged index.

The Merrill Lynch High Yield Master II Index is a broad-based, unmanaged index of fixed rate, non-investment-grade debt securities which are U.S. dollar denominated, nonconvertible, having at least one year remaining to maturity and an outstanding par amount of at least $100 million. The Merrill Lynch High Yield Master II Constrained Index is a subset of the Merrill Lynch High Yield Master II Index, and bonds are capitalization weighted and total allocations per issuer are capped at 2%.

Effective April 30, 2007, in conjunction with the Fund's sub-adviser change, the Fund replaced Citigroup High Yield Index with the Merrill Lynch High Yield Master II Constrained Index. The Merrill Lynch High Yield Master II Constrained Index limits individual issuer exposure to 2% of the index, while the Citigroup High Yield Index does not incorporate any such issuer exposure limits. The Fund is managed in a fashion that is more closely aligned with the Merrill Lynch High Yield Master II Constrained Index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.57%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses**                                                                      0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.78%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.57%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses**                                                                      0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.58%
---------------------------------------------------------------------------------------------- ----------------------

* The management/administrative fee has been restated to reflect that effective April 30, 2007, the fee was reduced to the level shown in the table above. ** Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE                                                                                   CLASS A
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
1 Year                                                                                             $80
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
3 Years                                                                                           $249
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
5 Years                                                                                           $433
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
10 Years                                                                                          $966
------------------------------------------------------------------------------------------ ----------------------

------------------------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE                                                                                   CLASS B
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
1 Year                                                                                              $59
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
3 Years                                                                                            $186
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
5 Years                                                                                            $324
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
10 Years                                                                                           $726
------------------------------------------------------------------------------------------ ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS, EQUIPMENT LEASES, TRUST CERTIFICATES AND LIMITED PARTNERSHIP INTERESTS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The Sub-Adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The Sub-Adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America High Yield Bond Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $72.6 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Anthony Balestrieri, Senior Managing Director and JoAnne M. Bianco, Senior Managing Director, manage the assets of the Fund. Mr. Balestrieri and Ms. Bianco review portfolio holdings, discuss purchase and sale activity, and adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Fixed Income Group currently manages approximately $43.7 billion in assets, including approximately $5.9 in high yield bond assets for various institutional clients based in the U.S. and abroad. Mr. Balestrieri and Ms. Bianco share the ultimate decision making responsibility for the portfolio determinations.

Anthony Balestrieri is a Senior Managing Director and Portfolio Manager of PPM, and is responsible for managing over $10.8 billion in public investment grade, high yield, securitized and other fixed income investments. Mr. Balestrieri has over eighteen years of investment industry experience. From May 1998 until to joining PPM in June, 2003, Mr. Balestrieri was Director of Fixed Income at Merrill Lynch Investment Managers, where he was responsible for the oversight of $16 billion in institutional fixed income assets. Prior to May 1998, Mr. Balestrieri was a Senior Vice President at Mitchell Hutchins Asset Management responsible for the Short-Term Strategies Group. Mr. Balestrieri earned a B.A. in Economics and Business/Government and Law from Lafayette College. Mr. Balestrieri has been the portfolio manager since April 30, 2007.

JoAnne M. Bianco is a Senior Managing Director and Portfolio Manager, and is responsible for managing over $6.1 billion in high yield assets across insurance, pooled investments and institutional portfolios. Ms. Bianco has over twenty-three years of investment experience, and joined PPM in January 1991. Prior to joining PPM, Ms. Bianco was a debt Rating Analyst for Standard & Poor's Corporation, and a Credit Analyst and Account officer at Chemical Bank Corporation. Ms. Bianco earned a B.S. in Business Administration from Marquette University, and an M.B.A. from Northwestern University, Kellogg School of Management, and is a Chartered Financial Analyst. Ms. Bianco has been the portfolio manager since April 30, 2007.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/PPM AMERICA MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America Mid Cap Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing, primarily, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell MidCap Index at the time of the initial purchase. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell MidCap Index is currently between $1.297 billion and $21.722 billion. Equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants.

The Sub-Adviser typically selects companies whose stocks are under priced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser generally relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value of a stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value of the factors that the manager believes will increase the price of the security do not occur.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.06%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    0.86%
---------------------------------------------------------------------------------------------- ----------------------

*Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $108
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $337
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $585
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,294
--------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $88
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $274
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $477
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,061
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America Mid Cap Value Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $72.6 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. All decisions are made by no less than three of the four investment professionals. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $7.9 billion in assets for various institutional clients based in the U.S. and abroad. Mr. Brody, as head of the team, has the ultimate decision making responsibility for the decisions, but the process reflects the recommendations of the team.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982. Mr. Brody has been the portfolio manager since the inception of the Fund.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988. Mr. Yee has been the portfolio manager since the inception of the Fund.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois. Mr. Zick has been the portfolio manager since the inception of the Fund.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001. Mr. Moran has been the portfolio manager since the inception of the Fund.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/PPM AMERICA SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America Small Cap Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing, primarily, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the S&P Small Cap 600 Index at the time of the initial purchase. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the S&P Small Cap 600 Index is currently between $0.082 billion and $4 billion. Equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants.

The Sub-Adviser typically selects companies whose stocks are under priced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser generally relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established companies. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.06%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    0.86%
---------------------------------------------------------------------------------------------- ----------------------

*Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $108
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $337
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $585
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,294
--------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $88
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $274
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $477
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,061
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America Small Cap Value Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $72.6 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. All decisions are made by no less than three of the four investment professionals. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $7.9 billion in assets, including approximately $170 million in small cap value assets for various institutional clients based in the U.S. and abroad. Mr. Brody, as head of the team, has the ultimate decision making responsibility for the decisions, but the process reflects the recommendations of the team.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982. Mr. Brody has been the portfolio manager since the inception of the Fund.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988. Mr. Yee has been the portfolio manager since the inception of the Fund.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois. Mr. Zick has been the portfolio manager since the inception of the Fund.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001. Mr. Moran has been the portfolio manager since the inception of the Fund.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/PPM AMERICA VALUE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PPM America Value Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic companies with market capitalizations within the range of companies constituting the S&P 500 Index. The capitalization range of the S&P 500 Index is currently between $1.336 billion and $510.201 billion. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants.

The Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in the equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of January 16, 2007, PPM America, Inc. replaced Putnam Investment Management, LLC as the Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

12.48%  -1.04%  6.96%  -6.32%  -19.87%  24.55%   9.76%   4.91%   13.03%   -5.63%
--------------------------------------------------------------------------------
1998     1999   2000    2001    2002    2003     2004    2005     2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 17.37% (2nd quarter of 2003) and its lowest quarterly return was -17.36% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

5.18%     13.21%     -5.36%
---------------------------
2005       2006        2007

In the periods shown in the chart, the Fund's highest quarterly return was 8.92% (4th quarter of 2004) and its lowest quarterly return was -10.29% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------- ------------------- -------------------- --------------------
                                                              1 year              5 year              10 year*
------------------------------------------------------- ------------------- -------------------- --------------------
JNL/PPM America Value Equity Fund (Class A)                   -5.63%               8.86%                3.17%
S&P 500 Index                                                  5.49%              12.82%                5.91%
S&P500/Citigroup Value Index                                   1.99%              14.72%                6.65%
------------------------------------------------------- ------------------- -------------------- --------------------

* The Fund began operations on May 15, 1995. As of January 16, 2007, PPM America, Inc., replaced Putnam Investment Management, LLC as Sub-Adviser for the Fund. Performance shown for the period from May 1, 1997 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The S&P500/Citigroup Value Index is an unmanaged, capitalization-weighted index composed of stocks of the S&P 500 with low price-to-book ratio relative to the S&P 500 as a whole.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------- ------------------- --------------------
                                                                                   1 year          Life of Class*
---------------------------------------------------------------------------- ------------------- --------------------
JNL/PPM America Value Equity Fund (Class B)                                        -5.36%               4.54%
S&P 500 Index                                                                       5.49%               8.39%
S&P500/Citigroup Value Index                                                        1.99%               9.88%
---------------------------------------------------------------------------- ------------------- --------------------

* The Class B shares of the Fund began operations on March 5, 2004. As of January 16, 2007, PPM America, Inc., replaced Putnam Investment Management, LLC as Sub-Adviser for the Fund. Performance shown for the period from March 5, 2004 to January 16, 2007 reflects the results achieved by the prior Sub-Adviser.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
The S&P500/Citigroup Value Index is an unmanaged, capitalization-weighted index composed of stocks of the S&P 500 with low price-to-book ratio relative to the S&P 500 as a whole.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.65%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.86%
----------------------------------------------------------------------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.65%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                               0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                    0.66%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $88
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $274
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $477
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,061
-------------------------------------------------------------------------------------- ------------------------

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $67
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $211
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $368
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $822
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/PPM America Value Equity Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. PPM, an affiliate of the investment adviser to the Trust, currently manages over $72.6 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. All decisions are made by no less than three of the four investment professionals. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $7.9 billion in assets for various institutional clients based in the U.S. and abroad. Mr. Brody, as head of the team, has the ultimate decision making responsibility for the decisions, but the process reflects the recommendations of the team.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982. Mr. Brody has been the portfolio manager since January 16, 2007.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988. Mr. Yee has been the portfolio manager since January 16, 2007.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois. Mr. Zick has been the portfolio manager since January 16, 2007.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001. Mr. Moran has been the portfolio manager since January 16, 2007.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/RED ROCKS LISTED PRIVATE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Red Rocks Listed Private Equity Fund is to seek to maximum total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies ("Listed Private Equity Companies"), and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Sub-Adviser selects investments from the private equity company universe using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Sub-Adviser observes the depth and breadth of company management, including management turnover. The Sub-Adviser looks to allocate the portfolio amongst industry sectors, geographic locations, stage of investment and capital structures.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

     o PRIVATE EQUITY RISK. In addition to the risks associated with the Fund's direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, sector risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk.


          There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. In addition, private equity companies are subject to minimal regulation.


          Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of in-vestments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

     o MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


     o SECTOR RISK. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the share price of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may invest more heavily will vary.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o MANAGED PORTFOLIO RISK. As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager's investment techniques could fail to achieve the Fund's investment objective.

     o DERIVATIVES RISK. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.


     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EQUITY SECURITIES RISK. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


     o INDUSTRY RISK. The risk that the Fund's investments may be concentrated within one industry or group of related industries. Any factors detrimental to the performance of such industry will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than more diverse investments.


     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           1.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.21%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                           1.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                               0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses*                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                    1.01%
---------------------------------------------------------------------------------------------- ----------------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $123
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $384
--------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $103
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $322
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Red Rocks Listed Private Equity Fund is Red Rocks Capital LLC ("RRC") located at 603 Park Point Drive, Suite 200, Golden, Colorado 80401-7587. RRC is the creator, manager and owner of the Listed Private Equity Index, International Listed Private
Equity Index and Global Listed Private Equity Index. RRC also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies.

Adam Goldman, Portfolio Manager of the Fund, is a Co-Founder and Managing Partner of Red Rocks Capital LLC, from 2003 to the present. Previously, he served as a General Partner and Managing director in four separate venture funds with Centennial Ventures, Denver, Colorado, investing and managing approximately $1 billion in committed capital from 1992 through 2002.

Mark Sunderhuse, Portfolio Manager of Fund, is a Co-Founder and Managing Partner of Red Rocks Capital LLC, from 2003 to the present. Previously, he was a Portfolio Manager and Partner with Berger Financial, in Denver, Colorado, from 1998 - 2001.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2008.

JNL/SELECT BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will generally be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the Sub-Adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within a reasonable period of time.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]


10.06%  -0.11%  8.25%  10.57%  -1.93%  21.57%  10.88%  5.30%  13.65%  7.49%
----------------------------------------------------------------------------
1998     1999   2000    2001    2002    2003    2004   2005   2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was -11.16% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

5.52%    13.89%    7.73%
------------------------
2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 6.01% (4th quarter of 2004) and its lowest quarterly return was -1.24% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------- ------------------ -------------------- --------------------
                                                             1 year              5 year              10 year*
------------------------------------------------------- ------------------ -------------------- --------------------
JNL/Select Balanced Fund (Class A)                            7.49%              11.62%               8.38%
S&P 500 Index                                                 5.49%              12.82%               5.91%
Lehman Brothers Aggregate Bond Index                          6.97%               4.42%               5.97%
------------------------------------------------------- ------------------ -------------------- --------------------

* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc. Prior to October 4, 2004, the Fund was managed by PPM America, Inc. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------- ------------------- -------------------
                                                                                   1 year          Life of Class*
---------------------------------------------------------------------------- ------------------- -------------------
JNL/Select Balanced Fund (Class B)                                                 7.73%               8.77%
S&P 500 Index                                                                      5.49%               8.39%
Lehman Brothers Aggregate Bond Index                                               6.97%               4.02%
---------------------------------------------------------------------------- ------------------- -------------------

* The Class B shares of the Fund began operations on March 5, 2004.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------- ------------------------
                                                                                                  CLASS A
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Management/Administrative Fee                                                                     0.58%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
12b-1 Fee                                                                                         0.20%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Other Expenses                                                                                    0.00%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Acquired Fund Fees and Expenses*                                                                  0.01%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Total Annual Fund Operating Expenses                                                              0.79%
----------------------------------------------------------------------------------------- ------------------------

------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------- ------------------------
                                                                                                  CLASS B
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Management/Administrative Fee                                                                     0.58%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
12b-1 Fee                                                                                         0.00%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Other Expenses                                                                                    0.00%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Acquired Fund Fees and Expenses*                                                                  0.01%
----------------------------------------------------------------------------------------- ------------------------
----------------------------------------------------------------------------------------- ------------------------
Total Annual Fund Operating Expenses                                                              0.59%
----------------------------------------------------------------------------------------- ------------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                  CLASS A
---------------------------------------------------------------------------------------- ------------------------
---------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $81
---------------------------------------------------------------------------------------- ------------------------
---------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $252
---------------------------------------------------------------------------------------- ------------------------
---------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $439
---------------------------------------------------------------------------------------- ------------------------
---------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                          $978
---------------------------------------------------------------------------------------- ------------------------

---------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                  CLASS B
---------------------------------------------------------------------------------------- ------------------------
---------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $60
---------------------------------------------------------------------------------------- ------------------------
---------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $189
---------------------------------------------------------------------------------------- ------------------------
---------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $329
---------------------------------------------------------------------------------------- ------------------------
---------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                          $738
---------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

DERIVATIVES. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588.4 billion in assets.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the Fund since February 2006. Mr. Gootkind joined Wellington Management as investment professional in 2000.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/SELECT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

4.99%   4.67%   5.83%   3.45%   1.07%   0.46%   0.78%   2.71%   4.49%   4.76%
-----------------------------------------------------------------------------
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

CLASS B

[GRAPHIC OMITTED]

2.91%   4.70%   4.97%
--------------------
2005    2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 1.25% (4th quarter of 2006) and its lowest quarterly return was 0.18% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------- ------------------ ---------------- ------------------
                                                                   1 year            5 year           10 year*
------------------------------------------------------------- ------------------ ---------------- ------------------
JNL/Select Money Market Fund (Class A)                             4.76%             2.62%            3.30%
Merrill Lynch Treasury Bill Index (3 month)                        4.71%             3.11%            3.73%
------------------------------------------------------------- ------------------ ---------------- ------------------

* The Fund began operations on May 15, 1995. Prior to October 4, 2004, the Fund was managed by PPM America, Inc. The Fund attempts to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment. The 7-day yield of Class A on December 31, 2007, was 4.28%. The Merrill Lynch Treasury Bill Index (3 month) is a broad-based unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------- --------------------- ---------------------
                                                                                 1 year            Life of Class*
------------------------------------------------------------------------- --------------------- ---------------------
JNL/Select Money Market Fund (Class B)                                           4.97%                 3.52%
Merrill Lynch Treasury Bill Index (3 month)                                      4.71%                 3.75%
------------------------------------------------------------------------- --------------------- ---------------------

* The Class B shares of the Fund began operations on March 5, 2004. Prior to October 4, 2004, the Fund was managed by PPM America, Inc. The Fund attempts to maintain a stable net asset value of $1.00 per share, neither the Federal Deposit Insurance Company, nor any other government agency insures or protects your investment. The 7-day yield of Class B on December 31, 2007, was 4.48%. The Merrill Lynch Treasury Bill Index (3 month) is a broad-based unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.38%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Fee                                                                                           0.20%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.00%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Annual Fund Operating Expenses                                                                0.58%
------------------------------------------------------------------------------------------ -------------------------

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS B
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.38%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Fee                                                                                           0.00%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.00%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Annual Fund Operating Expenses                                                                0.38%
------------------------------------------------------------------------------------------ -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                               $59
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                              $186
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                              $324
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                             $726
------------------------------------------------------------------------------------------ -------------------------

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS B
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                                 $39
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                               $122
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                               $213
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                              $480
------------------------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The Sub-Adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588.4 billion in assets.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/SELECT VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but which the Sub-Adviser believes provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

34.80%   14.77%   8.15%    20.86%    7.90%
------------------------------------------
2003     2004     2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 19.83% (2nd quarter of 2003) and its lowest quarterly return was -5.29% (1st quarter of 2003).

CLASS B

[GRAPHIC OMITTED]

8.41%     21.05%     8.13%
--------------------------
2005      2006       2007

In the periods shown in the chart, the Fund's highest quarterly return was 8.66% (4th quarter of 2004) and its lowest quarterly return was -2.17% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------- ------------------ ------------------ ------------------
                                                                1 year             5 year          Life of Fund*
---------------------------------------------------------- ------------------ ------------------ ------------------
JNL/Select Value Fund (Class A)                                 7.90%              16.87%              18.06%
Russell 1000 Value Index                                       -0.17%              14.63%              15.78%
---------------------------------------------------------- ------------------ ------------------ ------------------

* The Fund began operations on September 30, 2002. The Russell 1000 Value Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------------------- ------------------ ------------------
                                                                                   1 year         Life of Class*
----------------------------------------------------------------------------- ------------------ ------------------
JNL/Select Value Fund (Class B)                                                     8.13%              12.14%
Russell 1000 Value Index                                                           -0.17%              10.19%
----------------------------------------------------------------------------- ------------------ ------------------

* The Class B shares of the Fund began operations on March 5, 2004. The Russell 1000 Value Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ----------------------
                                                                                                  CLASS A
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Management/Administrative Fee                                                                      0.63%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
12b-1 Fee                                                                                          0.20%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Other Expenses                                                                                     0.00%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Total Annual Fund Operating Expenses                                                               0.83%
------------------------------------------------------------------------------------------ ----------------------

-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ----------------------
                                                                                                  CLASS B
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Management/Administrative Fee                                                                      0.63%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
12b-1 Fee                                                                                          0.00%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Other Expenses                                                                                     0.00%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Total Annual Fund Operating Expenses                                                               0.63%
------------------------------------------------------------------------------------------ ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                                  CLASS A
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                               $85
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                             $265
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                             $460
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                          $1,025
-------------------------------------------------------------------------------------- ----------------------------

-------------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                                  CLASS B
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                               $64
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                             $202
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                             $351
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                            $786
-------------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588.4 billion in assets.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since October 2004. Ms. Grimes joined Wellington Management as an investment professional in 1995.


Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis the Fund since January 2008 and has served as portfolio manager for the Fund since June 2008. Mr. Link is an equity portfolio manager on the Value team and also focuses on the technology and media sectors for the team. Prior to joining Wellington Management in 2006, Mr. Link worked for Deutsche Asset Management in New York where he was the lead portfolio manager for various technology sector funds and manager of a team of globally-based technology analysts (2004 - 2006). Prior to that, Mr. Link worked at Franklin Templeton as an equity analyst and portfolio manager where he began his career as an equity analyst covering a variety of industries, including media, telecom services, pollution control, utilities, gaming, and lodging (1989 - 2003). Mr. Link received his MBA from the University of California, Berkeley and his BA in economics from the University of California, Davis. Mr. Link is also a CFA charterholder.


The SAI provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in well-established growth companies. The Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities, including emerging markets.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

Effective April 30, 2007, the Fund was combined with JNL/Alger Growth Fund and the JNL/Oppenheimer Growth Fund (collectively, the "Acquired Funds") with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the Acquired Funds.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

27.78%  21.77%  -0.34%  -10.23%  -23.33%  30.54%   9.89%  6.09%  13.70%  10.12%
-------------------------------------------------------------------------------
1998     1999    2000     2001    2002    2003     2004   2005   2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -15.30% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

In the periods shown in the chart, the Fund's highest quarterly return was 11.10% (4th quarter of 2004) and its lowest quarterly return was -4.73% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------ ------------- ----------------- ----------------
                                                                      1 year          5 year          10 year*
------------------------------------------------------------------ ------------- ----------------- ----------------
JNL/T. Rowe Price Established Growth Fund (Class A)                   10.12%          13.74%           7.35%
S&P 500 Index                                                          5.49%          12.82%           5.91%
------------------------------------------------------------------ ------------- ----------------- ----------------

* The Fund began operations on May 15, 1995.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------------- ------------------ ------------------
                                                                                     1 year         Life of Class*
------------------------------------------------------------------------------- ------------------ ------------------
JNL/T. Rowe Price Established Growth Fund (Class B)                                  10.31%              9.48%
S&P 500 Index                                                                         5.49%              8.39%
------------------------------------------------------------------------------- ------------------ ------------------

* The Class B shares of the Fund began operations on March 5, 2004. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.68%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.89%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.68%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.69%
--------------------------------------------------------------------------------------------- -----------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $91
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                          $284
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                          $493
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                       $1,096
--------------------------------------------------------------------------------------- ------------------------

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $70
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                          $221
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                          $384
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                         $859
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. P. Robert Bartolo is chairman of the Committee, and has day-to-day portfolio management responsibilities over the Fund. Mr. Bartolo joined T. Rowe Price in 2002. He is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a portfolio manager and research analyst in the Equity Division. He is an executive vice president and chairman of the Investment Advisory Committee of the T. Rowe Price Growth Stock Fund. Prior to 2002, he was director of finance for MGM Mirage, Inc. Mr. Bartolo earned a B.S. in Accounting, cum laude, from the University of Southern California and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a Certified Public Accountant and also has earned the Chartered Financial Analyst accreditation.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/T. ROWE PRICE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the Sub-Adviser expects to grow at a faster rate than the average company. The Sub-Adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell MidCap(R) Growth Index - as of December 31, 2007, generally between $342 million and $41.7 billion. The market cap of companies in the Fund's portfolio and the S&P MidCap 400 and the Russell MidCap(R) Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio's core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price's fundamental research. The Portfolio will be broadly diversified, and this should help to mitigate the downside risk attributable to any single poorly-performing security on overall fund performance.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

     o A demonstrated ability to consistently increase revenues, earnings and cash flow;
     o    Capable management;
     o Attractive business niches and operate in industries experiencing increasing demand;
     o    A sustainable competitive advantage;
     o    Proven products or services; or
     o    Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAPITALIZATION INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

21.49%  24.01%  7.16%  -1.49%  -21.93%  38.60%  18.03%   14.10%   6.76%   17.26%
--------------------------------------------------------------------------------
1998    1999    2000    2001    2002    2003    2004     2005     2006    2007

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -19.54% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

14.32%    6.97%    17.50%
-------------------------
2005      2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 12.37% (4th quarter of 2004) and its lowest quarterly return was -4.74% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
-------------------------------------------------------------- ----------------- --------------- ------------------
                                                                    1 year           5 year          10 year*
-------------------------------------------------------------- ----------------- --------------- ------------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)                     17.26%           18.48%           11.23%
S&P MidCap 400 Index                                                 7.98%           16.19%           11.19%
Russell MidCap(R) Growth Index                                      11.43%           17.90%            7.59%
-------------------------------------------------------------- ----------------- --------------- ------------------

* The Fund began operations on May 15, 1995.
The S&P MidCap 400 Index and the Russell MidCap(R) Growth Index are broad-based, unmanaged indices.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------------- ----------------- -----------------
                                                                                     1 year        Life of Class*
------------------------------------------------------------------------------- ----------------- -----------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class B)                                      17.50%            13.33%
S&P MidCap 400 Index                                                                  7.98%            10.34%
Russell MidCap(R) Growth Index                                                       11.43%            11.10%
------------------------------------------------------------------------------- ----------------- -----------------

* The Class B shares of the Fund began operations on March 5, 2004.
The S&P MidCap 400 Index and the Russell MidCap(R) Growth Index are broad-based, unmanaged indices.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.02%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   1.04%
---------------------------------------------------------------------------------------------- ----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Fee                                                                                              0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Acquired Fund Fees and Expenses*                                                                       0.02%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Annual Fund Operating Expenses                                                                   0.84%
---------------------------------------------------------------------------------------------- ----------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $106
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $331
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $574
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,271
------------------------------------------------------------------------------------ ---------------------------

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                            $86
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $268
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $466
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,037
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities (up to 25% of its assets, excluding reserves), futures and options, convertible securities, and warrants, in keeping with Fund objectives.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the T. Rowe Price Mid-Cap Growth Fund and Chairman of the fund's Investment Advisory Committee. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the T. Rowe Price Diversified Mid-Cap Growth Fund, T. Rowe Price Tax-Efficient Growth Fund, T. Rowe Price Tax-Efficient Multi-Cap Growth Fund and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy's nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/T. ROWE PRICE VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's Sub-Adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The Sub-Adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-Adviser generally looks for the following:

     o Low price/earnings, price/book value, price/sales or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

     o    Low stock price relative to a company's underlying asset values;

     o    Companies that may benefit from restructuring activities; and

     o    A sound balance sheet and other positive financial characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
          Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o MID-CAPITALIZATION INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

[GRAPHIC OMITTED]

0.78%    -16.84%    29.97%    15.12%    6.07%    20.11%    0.85%
----------------------------------------------------------------
2001      2002      2003      2004      2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 17.89% (2nd quarter of 2003) and its lowest quarterly return was -18.88% (3rd quarter of 2002).

CLASS B

[GRAPHIC OMITTED]

6.42%    20.30%    1.03%
------------------------
2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 10.58% (4th quarter of 2004) and its lowest quarterly return was -6.04% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------- --------------- ------------------ -----------------
                                                                     1 year           5 year         Life of Fund*
---------------------------------------------------------------- --------------- ------------------ -----------------
JNL/T. Rowe Price Value Fund (Class A)                               0.85%            13.95%              8.06%
Russell 1000 Value Index                                            -0.17%            14.63%              7.16%
---------------------------------------------------------------- --------------- ------------------ -----------------

* The Fund began operations on May 1, 2000. The Russell 1000 Value Index is a broad-based, unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------------- ----------------- -----------------
                                                                                       1 year        Life of Class*
--------------------------------------------------------------------------------- ----------------- -----------------
JNL/T. Rowe Price Value Fund (Class B) 1.03% 9.62% Russell 1000 Value Index           -0.17%              10.19%
--------------------------------------------------------------------------------- ----------------- -----------------

* The Class B shares of the Fund began operations on March 5, 2004. The Russell 1000 Value Index is a broad-based, unmanaged index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.75%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.96%
------------------------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.75%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                                0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                         0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                     0.76%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $98
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $306
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $531
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,178
-------------------------------------------------------------------------------------- ------------------------

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $78
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $243
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $422
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $942
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. OTHER INVESTMENTS. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

     o    Futures and options

     o    Preferred stocks

     o    Convertible securities and warrants

     o    Fixed  income   securities,   including  lower  quality   (high-yield,
          high-risk bonds) commonly referred to as "junk bonds" (up to 10% of total assets), and bank debt

     o Hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

     o    Private placements.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the
T. Rowe PriceValue Fund and Chairman of the fund's Investment Advisory Committee. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/S&P COMPETITIVE ADVANTAGE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Competitive Advantage Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of 30companies included in the S&P 500 that are, in the opinion of Standard & Poor's Investment Advisory Services LLC ("SPIAS"), profitable and predominantly higher-quality. In selecting the companies, SPIAS looks for the 30 companies ranked by return on invested capital and lowest market-to-book multiples, as determined by the criteria below.

The 30 companies are selected each Stock Selection Date. Initially, the Stock Selection Date was December 3, 2007. Thereafter, the Stock Selection Date will be on or about December 1 of each year. SPIAS generally uses a buy and hold strategy, identifies trades only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. SPIAS may also recommend trades for mergers if the original stock is not the surviving company.

The Fund invests in the common stock of 30 companies included in the S&P 500. The 30 common stocks are chosen on each Stock Selection Date, as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS excludes stocks with a S&P Quality Rank of B- or lower; and then,

     o Of the remaining, SPIAS selects the top 50 stocks as ranked by return on invested capital; and then,

     o    SPIAS selects the 30 stocks with the lowest price to book multiple.

Between Stock Selection Dates, when cash inflows and outflows require, Mellon Capital makes new purchases and sales of common stocks of the 30 selected companies in approximately the same proportion that such stocks are then held in the Fund determined based on market value.

Companies, which as of the Stock Selection Date, S&P has announced will be removed from the S&P 500, will be removed from the universe of securities from which the Fund stocks are selected.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, SPIAS may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

     o COMPANY RISK. Because the Fund invests in U.S. traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o    NON-DIVERSIFICATION  RISK. The Fund is  "non-diversified" as such term is defined in the 1940 Act, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in 30 companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 30 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risks exist when particular investments are difficult to purchase or sell. A Fund's investment in a particular security may reduce the returns of the Fund because it may be unable to sell that security at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.04%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.74%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.51%
--------------------------------------------------------------------------------------------- -----------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $76
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $237
------------------------------------------------------------------------------------ --------------------------

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $52
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $164
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. To effectively manage cash inflows and outflows, the Fund will maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISERS AND PORTFOLIO MANAGEMENT. The Fund engages co-sub-advisers. Standard & Poor's Investment Advisory Services LLC ("SPIAS") serves as the Sub-Adviser responsible for the selection and allocation of investments. Mellon Capital Management Corporation ("Mellon Capital") serves as the Sub-Adviser responsible for trading services for the Fund.

SPIAS is located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of financial market intelligence, including independent credit ratings, indices, risk evaluation, investment research and data. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.


Massimo Santicchia and John W. Krey share the primary responsibility for the development of the investment allocations of each Fund.

Massimo Santicchia has been a Vice President with SPIAS since March 2008. Prior to his appointment, Mr. Santicchia was Director since April 2005 and lead portfolio officer since January 2008. Mr. Santicchia directs all aspects of SPIAS' investment strategy programs. Mr. Santicchia oversees establishment of baseline asset allocation strategies, research, evaluation and selection of investments and alignment of investment selections within an organization's investment programs. From 2001 to 2005 Mr. Santicchia served as a member of Standard & Poor's Equity Research staff, with the last position held of Senior Investment Officer.

Mr. Krey has been a Senior Portfolio Officer of SPIAS since March 2003. Mr. Krey concentrates on global and international equity as well as international fixed income strategy. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international high net worth private banking division of Barclays Bank from 1992 to 1997. Mr. Krey holds masters degrees in economics and International relations from Long Island University.

Mellon Capital is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by SPIAS. The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreements is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/S&P DIVIDEND INCOME & GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Dividend Income & Growth Fund is primarily capital appreciation with a secondary focus on current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of the 30 companies, determined by the criteria below, that have the highest indicated annual dividend yields ("Dividend Yield") within their sector. The three stocks with the highest Dividend Yield, determined by the criteria below, are selected from each of 10 economic sectors in the S&P 500.

The 30 companies, which must all be included in the S&P 500, are selected each Stock Selection Date. Initially, the Stock Selection Date was December 3, 2007. Thereafter, the Stock Selection Date will be on or about December 1 of each year. Standard & Poor's Investment Advisory Services LLC ("SPIAS") generally uses a buy and hold strategy, identifies trades only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. SPIAS may also recommend trades for mergers if the original stock is not the surviving company.

The Fund invests in the common stock of 30 companies included in the S&P 500. The 30 common stocks are chosen on each Stock Selection Date, as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS selects stocks with an S&P Quality Rank of B+ or better and an S&P Credit Rating of BBB+ or better. If a total of three stocks do not pass the screens in a particular sector, the S&P Credit Rating hurdle will be lowered until a total of 3 stocks qualify; and then

     o SPIAS selects from each of ten economic sectors in the S&P 500 the three stocks with the highest Dividend Yield.

Between Stock Selection Dates, when cash inflows and outflows require, Mellon Capital makes new purchases and sales of common stocks of the 30 selected companies in approximately the same proportion that such stocks are then held in the Fund determined based on market value.

Companies, which as of the Stock Selection Date, S&P has announced will be removed from the S&P 500, will be removed from the universe of securities from which the Fund stocks are selected.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, SPIAS may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

     o COMPANY RISK. Because the Fund invests in U.S. traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o    NON-DIVERSIFICATION  RISK. The Fund is  "non-diversified" as such term is defined in the 1940 Act, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in 30 companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 30 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risks exist when particular investments are difficult to purchase or sell. A Fund's investment in a particular security may reduce the returns of the Fund because it may be unable to sell that security at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.75%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.02%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.52%
--------------------------------------------------------------------------------------------- -----------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $77
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $240
------------------------------------------------------------------------------------ --------------------------

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $53
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $167
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. To effectively manage cash inflows and outflows, the Fund will maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISERS AND PORTFOLIO MANAGEMENT. The Fund engages co-sub-advisers. Standard & Poor's Investment Advisory Services LLC ("SPIAS") serves as the Sub-Adviser responsible for the selection and allocation of investments. Mellon Capital Management Corporation ("Mellon Capital") serves as the Sub-Adviser responsible for trading services for the Fund.

SPIAS is located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of financial market intelligence, including independent credit ratings, indices, risk evaluation, investment research and data. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.


Massimo Santicchia and John W. Krey share the primary responsibility for the development of the investment allocations of each Fund.

Massimo Santicchia has been a Vice President with SPIAS since March 2008. Prior to his appointment, Mr. Santicchia was Director since April 2005 and lead portfolio officer since January 2008. Mr. Santicchia directs all aspects of SPIAS' investment strategy programs. Mr. Santicchia oversees establishment of baseline asset allocation strategies, research, evaluation and selection of investments and alignment of investment selections within an organization's investment programs. From 2001 to 2005 Mr. Santicchia served as a member of Standard & Poor's Equity Research staff, with the last position held of Senior Investment Officer.

Mr. Krey has been a Senior Portfolio Officer of SPIAS since March 2003. Mr. Krey concentrates on global and international equity as well as international fixed income strategy. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international high net worth private banking division of Barclays Bank from 1992 to 1997. Mr. Krey holds masters degrees in economics and International relations from Long Island University. Mellon Capital is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.


Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by SPIAS. The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreements is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/S&P INTRINSIC VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Intrinsic Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor's Investment Advisory Services LLC ("SPIAS"), companies with positive free cash flows and low external financing needs.

The 30 companies are selected each Stock Selection Date. Initially, the Stock Selection Date was December 3, 2007. Thereafter, the Stock Selection Date will be on or about December 1 of each year. SPIAS generally uses a buy and hold strategy, identifies trades only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. SPIAS may also recommend trades for mergers if the original stock is not the surviving company.

The Fund invests in the common stock of 30 companies included in the S&P 500. The 30 common stocks are chosen on each Stock Selection Date, as follows:

     o First, from the companies included in the S&P 500 Index, excluding financial companies, SPIAS selects stocks with a S&P Quality Rank of B or better and a S&P Credit Rating of BB- or better ; and then

     o SPIAS selects only those stocks with a positive value of free cash flow; and then

     o SPIAS selects only those stocks with a decreasing amount of shares outstanding; and then

     o SPIAS selects the top 30 stocks as measured by highest free cash flow yield.

Between Stock Selection Dates, when cash inflows and outflows require, the Mellon Capital makes new purchases and sales of common stocks of the 30 selected companies in approximately the same proportion that such stocks are then held in the Fund determined based on market value.

Companies, which as of the Stock Selection Date, S&P has announced will be removed from the S&P 500, will be removed from the universe of securities from which the Fund stocks are selected.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, SPIAS may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

     o COMPANY RISK. Because the Fund invests in U.S. traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o    NON-DIVERSIFICATION  RISK. The Fund is  "non-diversified" as such term is defined in the 1940 Act, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in 30 companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 30 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risks exist when particular investments are difficult to purchase or sell. A Fund's investment in a particular security may reduce the returns of the Fund because it may be unable to sell that security at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.04%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.74%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.02%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.52%
--------------------------------------------------------------------------------------------- -----------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $76
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $237
------------------------------------------------------------------------------------ --------------------------

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $53
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $167
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. To effectively manage cash inflows and outflows, the Fund will maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISERS AND PORTFOLIO MANAGEMENT. The Fund engages co-sub-advisers. Standard & Poor's Investment Advisory Services LLC ("SPIAS") serves as the Sub-Adviser responsible for the selection and allocation of investments. Mellon Capital Management Corporation ("Mellon Capital") serves as the Sub-Adviser responsible for trading services for the Fund.

SPIAS is located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of financial market intelligence, including independent credit ratings, indices, risk evaluation, investment research and data. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.


Massimo Santicchia and John W. Krey share the primary responsibility for the development of the investment allocations of each Fund.

Massimo Santicchia has been a Vice President with SPIAS since March 2008. Prior to his appointment, Mr. Santicchia was Director since April 2005 and lead portfolio officer since January 2008. Mr. Santicchia directs all aspects of SPIAS' investment strategy programs. Mr. Santicchia oversees establishment of baseline asset allocation strategies, research, evaluation and selection of investments and alignment of investment selections within an organization's investment programs. From 2001 to 2005 Mr. Santicchia served as a member of Standard & Poor's Equity Research staff, with the last position held of Senior Investment Officer.

Mr. Krey has been a Senior Portfolio Officer of SPIAS since March 2003. Mr. Krey concentrates on global and international equity as well as international fixed income strategy. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international high net worth private banking division of Barclays Bank from 1992 to 1997. Mr. Krey holds masters degrees in economics and International relations from Long Island University. Mellon Capital is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105 Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.


Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by SPIAS. The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreements is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/S&P TOTAL YIELD FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Total Yield Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of the 30 companies determined by the criteria below, that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders). Standard & Poor's Investment Advisory Services LLC ("SPIAS") seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions. It is expected that the strategy will tend to select mid- and small-capitalization stocks of the S&P 500.

The 30 companies, which must all be included in the S&P 500, are selected each Stock Selection Date. Initially, the Stock Selection Date was December 3, 2007. Thereafter, the Stock Selection Date will be on or about December 1 of each year. SPIAS generally uses a buy and hold strategy, identifies trades only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. SPIAS may also recommend trades for mergers if the original stock is not the surviving company.

The Fund invests in the common stock of 30 companies included in the S&P 500. The 30 common stocks are chosen on each Stock Selection Date, as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS selects stocks with a S&P Quality Rank of B or better; and then

     o    SPIAS  selects the 30 stocks with the  highest  S&P Total  Yield.  S&P
          Total Yield is defined by taking the sum of the cash dividend, net cash used for stock repurchases and net cash used to retire debt divided by the company's market capitalization.

Between Stock Selection Dates, when cash inflows and outflows require, Mellon Capital makes new purchases and sales of common stocks of the 30 selected companies in approximately the same proportion that such stocks are then held in the Fund determined based on market value.

Companies, which as of the Stock Selection Date, S&P has announced will be removed from the S&P 500, will be removed from the universe of securities from which the Fund stocks are selected.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, SPIAS may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S.-traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

     o COMPANY RISK. Because the Fund invests in U.S. traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o    NON-DIVERSIFICATION  RISK. The Fund is  "non-diversified" as such term is defined in the 1940 Act, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in 30 companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 30 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risks exist when particular investments are difficult to purchase or sell. A Fund's investment in a particular security may reduce the returns of the Fund because it may be unable to sell that security at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.04%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.74%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.50%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses*                                                                      0.02%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.52%
--------------------------------------------------------------------------------------------- -----------------------

* Amount represents the Fund's pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $76
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $237
------------------------------------------------------------------------------------ --------------------------

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $53
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $167
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. To effectively manage cash inflows and outflows, the Fund will maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISERS AND PORTFOLIO MANAGEMENT. The Fund engages co-sub-advisers. Standard & Poor's Investment Advisory Services LLC ("SPIAS") serves as the Sub-Adviser responsible for the selection and allocation of investments. Mellon Capital Management Corporation ("Mellon Capital") serves as the Sub-Adviser responsible for trading services for the Fund.

SPIAS is located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of financial market intelligence, including independent credit ratings, indices, risk evaluation, investment research and data. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.


Massimo Santicchia and John W. Krey share the primary responsibility for the development of the investment allocations of each Fund.

Massimo Santicchia has been a Vice President with SPIAS since March 2008. Prior to his appointment, Mr. Santicchia was Director since April 2005 and lead portfolio officer since January 2008. Mr. Santicchia directs all aspects of SPIAS' investment strategy programs. Mr. Santicchia oversees establishment of baseline asset allocation strategies, research, evaluation and selection of investments and alignment of investment selections within an organization's investment programs. From 2001 to 2005 Mr. Santicchia served as a member of Standard & Poor's Equity Research staff, with the last position held of Senior Investment Officer.

Mr. Krey has been a Senior Portfolio Officer of SPIAS since March 2003. Mr. Krey concentrates on global and international equity as well as international fixed income strategy. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international high net worth private banking division of Barclays Bank from 1992 to 1997. Mr. Krey holds masters degrees in economics and International relations from Long Island University. Mellon Capital is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.


Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by SPIAS. The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreements is available in the Fund's Semi-Annual Report dated June 30, 3008.

SUMMARY OF MAIN RISK CHARACTERISTICS OF JNL/S&P FUNDS BASED ON TYPICAL INVESTMENT HOLDINGS OF UNDERLYING FUNDS

The main risk characteristics of the JNL/S&P Funds are summarized below. The extent of the risk exposure to each category of risk for each Fund depends on its allocation to underlying funds that invest in those categories of portfolio investments. It should be noted that the investment objectives and investment strategies of the JNL/S&P Funds remain constant regardless of which underlying funds are invested in. Thus, the inherent risk characteristics of the JNL/S&P Funds remain constant, although there may be variations in the degrees of exposure to each category of risk. Moreover, each Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds. Other risks and more detailed descriptions may be found in the descriptions of each of the JNL/S&P Funds.

JNL/S&P  MANAGED  CONSERVATIVE  FUND;  JNL/S&P  MANAGED  MODERATE FUND;  JNL/S&P
MANAGED MODERATE GROWTH FUND; JNL/S&P MANAGED GROWTH FUND; AND JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (THE "JNL/S&P MANAGED FUNDS")

     As between the five JNL/S&P Managed Funds, the difference in risk exposure results from the differing ranges of investments in equity securities versus fixed income and money market securities of the Funds in which they invest. The JNL/S&P Managed Conservative Fund is expected to invest the lowest percentage in equity securities (approximately 10% to 30%); the JNL/S&P Managed Moderate Fund a slightly higher percentage (approximately 30% to 50%); the JNL/S&P Managed Moderate Growth Fund a slightly higher percentage (approximately 50% to 70%); the JNL/S&P Managed Growth Fund a slightly higher percentage (approximately 70% to 90%); and the JNL/S&P Managed Aggressive Growth Fund the greatest percentage (approximately 80% to 100%). The anticipated investments in fixed income, money market securities, and other investments generally vary in inverse relationship to the equity investments.

JNL/S&P RETIREMENT INCOME FUND; JNL/S&P RETIREMENT 2015 FUND; JNL/S&P RETIREMENT 2020 FUND; ANDJNL/S&P RETIREMENT 2025 FUND (THE "JNL/S&P RETIREMENT FUNDS")

     As between the four JNL/S&P Retirement Funds, the difference in risk exposure results from the differing ranges of investments in equity securities versus fixed income and money market securities of the Funds in which they invest. The JNL/S&P Retirement Income Fund is expected to invest the lowest percentage in equity securities (approximately 20% to 45%); the JNL/S&P Retirement 2015 Fund a slightly higher percentage (approximately 30% to 80%); the JNL/S&P Retirement 2020 Fund a slightly higher percentage (approximately 30% to 90%); and the JNL/S&P Retirement 2025 Fund the greatest percentage (approximately 30% to 95%). Investment in greater percentages of equity securities correlates with the later assumed retirement date. The anticipated investments in fixed income, money market securities, and other investments generally vary in inverse relationship to the equity investments.

JNL/S&P DISCIPLINED MODERATE FUND; JNL/S&P DISCIPLINED MODERATE GROWTH FUND; JNL/S&P DISCIPLINED GROWTH FUND (THE "JNL/S&P DISCIPLINED FUNDS")

     As between the three JNL/S&P Disciplined Funds, the difference in risk exposure results from the differing ranges of investments in equity securities versus fixed income and money market securities of the Funds in which they invest. The JNL/S&P Disciplined Moderate Fund is expected to invest the lowest percentage in equity securities (approximately 50% to 70%); the JNL/S&P Disciplined Moderate Growth Fund a slightly higher percentage (approximately 70% to 90%); and the JNL/S&P Disciplined Growth Fund the greatest percentage (approximately 80% to 100%). The anticipated investments in fixed income, money market securities, and other investments generally vary in inverse relationship to the equity investments.

JNL/S&P MODERATE RETIREMENT STRATEGY FUND; JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND; JNL/S&P GROWTH RETIREMENT STRATEGY FUND (THE "JNL/S&P RETIREMENT STRATEGY FUNDS")

     As between the three JNL/S&P Retirement Strategy Funds, the difference in risk exposure results from the differing ranges of investments in equity securities versus fixed income and money market securities of the ETF Funds in which they primarily invest. The JNL/S&P Moderate Retirement Strategy Fund is expected to invest the lowest percentage in equity securities (approximately 30% to 50%); JNL/S&P Moderate Growth Retirement Strategy Fund a slightly higher percentage (approximately 50% to 70%); and the JNL/S&P Growth Retirement Strategy Fund the greatest percentage (approximately 70% to 90%). The anticipated investments in fixed income, money market securities, and other investments generally vary in inverse relationship to the equity investments.

     As a general matter the JNL/S&P Managed Funds, JNL/S&P Retirement Funds and the JNL/S&P Retirement Strategy Funds may be regarded as providing less risk exposure than the JNL/S&P Disciplined Funds as a result of the overall lower ranges of equity investments.

UNDERLYING FUND PORTFOLIO SECURITIES MAJOR CATEGORIES

     STOCKS. ALL JNL/S&P FUNDS. Because the Fund will invest in underlying funds that invest in stocks, its returns will fluctuate with changes in stock markets. In the U.S., stocks have historically outperformed other types of investments over the long term. Stocks, however, may fluctuate in value more dramatically than many other types of investments over the short term.

     SMALLER AND MID-SIZE COMPANIES. ALL JNL/S&P FUNDS. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risk and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term.

     FIXED INCOME:  INTEREST RATE RISK. ALL JNL/S&P FUNDS  (EXCLUDING  JNL/S&P 4
     FUND). Interest rate risk is the risk that when interest rates increase, fixed income securities will decline in value. Interest rate changes can be sudden and unpredictable. A fund's distributions to its shareholders may decline when interest rates fall, since a fund can only distribute what it earns. Debt securities that pay interest at a fixed rate tend to lose market value when interest rates rise and increase in value when interest rates decline. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including treasury inflation-protected securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

     FIXED INCOME: CREDIT. ALL JNL/S&P FUNDS (EXCLUDING JNL/S&P 4 FUND). Income securities, which may include indebtedness and participations, entail credit risk. An issuer may be unable to make interest payments or repay principal when due. Adverse changes in an issuer's financial strength or in a security's credit rating may reduce a security's value and, thus, impact performance. Subordinated debt securities are riskier than senior debt securities because their holders will be paid only after the holders of senior debt securities are paid. Debt securities that are rated below investment grade and comparable unrated securities generally have more risk, fluctuate more in price and are less liquid than higher-rated securities and can be considered speculative.

     HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. ALL JNL/S&P FUNDS (EXCLUDING JNL/S&P 4 FUND). High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES RISK. ALL JNL/S&P FUNDS (EXCLUDING JNL/S&P 4 FUND). A Fund that purchases mortgage-related securities and mortgage-backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     FOREIGN SECURITIES. ALL JNL/S&P FUNDS (EXCLUDING JNL/S&P 4 FUND). Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses and may include, among others, currency risks (fluctuations in currency exchange rates and devaluations by governments), country risks (political, diplomatic, regional conflicts, terrorism, war; social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), and company risks (unfavorable trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility). With regard to currency risk many investments may be issued and traded in foreign currencies. Changes in the value of foreign currencies relative to the US dollar can dramatically decrease (or increase) the value of foreign portfolio holdings. To the extent the currency risk is not hedged, or not successfully hedged, currency exchange rate changes can have a disproportionate impact on, even accounting for most of the gain or loss in a particular period.

     DERIVATIVE SECURITIES. ALL JNL/S&P FUNDS (EXCLUDING JNL/S&P 4 FUND). Options, futures, swaps, structured securities and other derivative transactions involve special risks. The performance of derivative investments depends, in part, on the performance of an underlying asset, including the ability to correctly predict price movements. Derivatives involve costs, may be volatile, may involve a small investment relative to the risk assumed, and require correlation with other investments. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

     EXCHANGE TRADED FUNDS. JNL/S&P MODERATE RETIREMENT STRATEGY FUND; JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND; JNL/S&P GROWTH RETIREMENT STRATEGY FUND. ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

     INDUSTRY CONCENTRATION RISK. ALL JNL/S&P FUNDS (EXCLUDING JNL/S&P 4 FUND). When there is concentration in a certain industry, performance will be closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, there may be more volatility, and carry greater risk of adverse developments that can affect many of the companies in which the Underlying Funds and the Underlying Exchange Traded Funds ("Underlying ETFs") invest, than a mixture of stocks of companies from a wide variety of industries.

     SMALL CAP INVESTING RISK. JNL/S&P 4 FUND, JNL/S&P DISCIPLINED FUNDS AND JNL/S&P RETIREMENT STRATEGY FUNDS. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

JNL/S&P 4 FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P 4 Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a combination of mutual funds ("Underlying Funds") on a fixed percentage basis. The Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in companies included in the S&P 500.

The Fund seeks to achieve its objective by making initial allocations of its assets and cash flows to the following four Underlying Funds (Class A) on each Stock Selection Date:

     o    25% in JNL/S&P Competitive Advantage Fund*; and
     o    25% in JNL/S&P Dividend Income & Growth Fund*; and
     o    25% in JNL/S&P Intrinsic Value Fund*; and
     o    25% in JNL/S&P Total Yield Fund*.

* The investment policies of the Underlying Funds are described elsewhere in this prospectus.

The securities for each Underlying Fund are selected only once annually on each Stock Selection Date. The Stock Selection Date will be on or about December 1 of each year. For the Underlying Funds, SPIAS generally uses a buy and hold strategy, recommending trades only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment. Therefore, the Fund may hold securities of a smaller number of issuers. For the Underlying Funds, SPIAS may also recommend trades for mergers if the original stock is not the surviving company.

Between Stock Selection Dates, when cash inflows and outflows require, Jackson National Asset Management, LLC purchases and sells shares of the four Underlying Funds according to the approximate current percentage relationship among the Underlying Funds determined based on market value.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities in proportion to the percentage relationships determined by the strategy.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Underlying Funds invest in U.S.-traded equity securities, they are subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities in response to factors affecting the market in general. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which the Fund invests may still trail returns from the overall stock market. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which certain Underlying Funds invest, and may not favor equity securities at all.

     o COMPANY RISK. Because the Underlying Funds invest in U.S. traded equity securities, they are subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Underlying Funds are based, in part, on information drawn from the financial statements of issuers in which the Underlying Funds invest. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the Underlying Fund will be able to accurately identify investment opportunities in line with their principal investment strategies.

     o    NON-DIVERSIFICATION  RISK. The Fund is  "non-diversified" as such term is defined in the 1940 Act, which means that the Fund may hold securities of a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding securities of a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

     o LIMITED MANAGEMENT RISK. Each Underlying Fund's strategy of investing in 30 companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 30 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Underlying Funds to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Underlying Funds from taking advantage of opportunities available to other funds.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Underlying Funds, the each Underlying Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Underlying Funds' rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Underlying Funds may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. An Underlying Fund's investments in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o UNDERLYING FUNDS RISK. Because each Fund invests substantially all of its assets in Underlying Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. As an investor in an Underlying Fund, each Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees and 12b-1 fees.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.05%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Fee                                                                                             0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses*                                                                                       0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Acquired Fund Fees and Expenses**                                                                     0.74%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Annual Fund Operating Expenses                                                                  0.79%
--------------------------------------------------------------------------------------------- -----------------------

* Other expenses are based on estimated amounts for the current fiscal year.
** Because the Fund invests in the Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based upon the target allocations to the Underlying Funds. Actual amounts may be higher or lower than these shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $81
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $252
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. To effectively manage cash inflows and outflows, the Fund will maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the JNL/S&P 4 Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM currently manages approximately $36 billion in assets. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

The Fund is managed on a team basis. Daniel W. Koors has primary responsibility for the day-to-day management of the Fund's portfolio, and is assisted by Lynn
M. Mouser.

Mr. Koors is Vice President, Chief Financial Officer and Treasurer of the Trust. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

Ms. Mouser has been the Manager of Separate Account and Transfer Agent Operations at JNAM since August 2005 and has worked processing Fund transactions since the inception of the Fund. Ms. Mouser joined JNAM in July 2003 as a Supervisor, Separate Account Operations. Prior to July 2003, Ms. Mouser was a Senior Auditor at Ernst & Young from May 2002 through July 2003.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 3008.

JNL/S&P MANAGED CONSERVATIVE FUND
JNL/S&P MANAGED MODERATE FUND
JNL/S&P MANAGED MODERATE GROWTH FUND
JNL/S&P MANAGED GROWTH FUND
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

INVESTMENT   OBJECTIVES.   The  investment  objective  of  the  JNL/S&P  MANAGED
CONSERVATIVE FUND and JNL/S&P MANAGED MODERATE GROWTH FUND is capital growth and current income.

The investment objective of the JNL/S&P MANAGED MODERATE FUND and JNL/S&P MANAGED GROWTH FUND is to seek capital growth. Current income is a secondary objective.

The investment objective of the JNL/S&P MANAGED AGGRESSIVE GROWTH FUND is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. Each Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in which each Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL/S&P MANAGED CONSERVATIVE FUND

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities.

JNL/S&P MANAGED MODERATE FUND

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 35% to 65% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market securities.

JNL/S&P MANAGED MODERATE GROWTH FUND

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

JNL/S&P MANAGED GROWTH FUND

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities.

JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides Jackson National Asset Management, LLC ("JNAM") advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of each Fund and its related asset class, expected performance of each Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure beginning on page 360 for the principal investment strategies and risks.

JNL SERIES TRUST
JNL/AIM International Growth Fund                            JNL/M&G Global Leaders Fund
JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 500 Index Fund
JNL/AIM Global Real Estate Fund                              JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management Small Cap Index Fund
JNL/Capital Guardian Global Balanced Fund                    JNL/Mellon Capital Management International Index Fund
JNL/Capital Guardian Global Diversified Research Fund        JNL/Mellon Capital Management Bond Index Fund
JNL/Capital Guardian International Small Cap Fund            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Capital Guardian U.S. Growth Equity Fund                 Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Oppenheimer Global Growth Fund
JNL/Credit Suisse Long/Short Fund                            JNL/PAM Asia ex-Japan Fund
JNL/Eagle Core Equity Fund                                   JNL/PAM China-India Fund
JNL/Eagle SmallCap Equity Fund                               JNL/PIMCO Real Return Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Core Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/PPM America Mid Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/PPM America Small Cap Value Fund
JNL/Goldman Sachs Emerging Markets Debt Fund                 JNL/PPM America Value Equity Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Red Rocks Private Listed Equity Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Balanced Fund
JNL/JPMorgan International Value Fund                        JNL/Select Money Market Fund
JNL/JPMorgan MidCap Growth Fund                              JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Equity Fund                               JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Equity Fund
JNL/M&G Global Basics Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management S&P(R) 24 Fund
JNL/Mellon Capital Management DowSM Dividend Fund
JNL/Mellon Capital Management Nasdaq(R) 25 Fund
JNL/Mellon Capital Management Value Line(R) 30 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

JNL/S&P MANAGED CONSERVATIVE FUND, JNL/S&P MANAGED MODERATE FUND, JNL/S&P MANAGED MODERATE GROWTH FUND, AND JNL/S&P MANAGED GROWTH FUND

Each Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Each Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. Each Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

PRINCIPAL RISKS OF INVESTING IN EACH FUND. An investment in each Fund is not guaranteed. As with any mutual fund, the value of each Fund's shares will change, and you could lose money by investing in each Fund. Since each Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. Each Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed income or money market securities. Accordingly, a variety of factors may influence the performance of each Fund, such as:

     o MARKET RISK. Because each Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause each Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. Each Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, each Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of each Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o ALLOCATION RISK. Each Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

     o NON-DIVERSIFICATION RISK. Each Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, each Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, each Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in each Fund's total return and share price.

     o UNDERLYING FUNDS RISK. Because each Fund invests substantially all of its assets in Underlying Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. As an investor in an Underlying Fund, each Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees and 12b-1 fees.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. Each Fund could experience losses if its derivatives were poorly correlated with its other investments, or if each Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of each Fund and create a greater risk of loss. As an open-end investment company registered with the SEC each Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, each Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," each Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund's daily marked - to market
          (net) obligations, if any (i.e., each Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, each Fund will have the ability to employ leverage to a greater extent than if each Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. Each Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. Each Underlying Fund may be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with each Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. Each Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which each Fund trades, which could result in substantial losses to each Fund. Each Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for each Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of each Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, each Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause each Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause each Fund to be more volatile than if each Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of each Fund's portfolio securities.

Because each Fund invests exclusively in the Underlying Funds, you should look elsewhere in the respective prospectus for the JNL Series Trust and the JNL Variable Fund LLC for the particular information about those Underlying Funds.

PERFORMANCE. The bar chart and table below show the past performance of each Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows each Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. Each Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, each Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of each Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of each Fund.

JNL/S&P MANAGED CONSERVATIVE FUND

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

[GRAPHIC OMITTED]

3.73%    7.85%    6.30%
-----------------------
2005     2006     2007

In the periods shown in the chart, the Fund's highest quarterly return was 3.59% (3rd quarter of 2006) and its lowest quarterly return was -0.97% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------- ------------------- ------------------
                                                                                1 year          Life of Fund*
------------------------------------------------------------------------- ------------------- ------------------
JNL/S&P Managed Conservative Fund  (Class A)                                    6.30%               6.62%
Lehman Brothers Aggregate Bond Index                                            6.97%               4.56%
S&P 500 Index                                                                   5.49%              10.30%
------------------------------------------------------------------------- ------------------- ------------------

* The Fund began operations on October 4, 2004.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 20% of the Fund's return is benchmarked to the S&P 500 and the remaining 80% of the Fund is benchmarked to the Lehman Brothers Aggregate Bond Index.

JNL/S&P MANAGED MODERATE FUND

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

[GRAPHIC OMITTED]

4.99%    10.39%    7.74%
------------------------
2005     2006      2007

In the periods shown in the chart, the Fund's highest quarterly return was 4.16% (4th quarter of 2006) and its lowest quarterly return was -1.42% (1st quarter of 2005).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------------------- ------------------- ------------------
                                                                                1 year          Life of Fund*
------------------------------------------------------------------------- ------------------- ------------------
JNL/S&P Managed Moderate Fund  (Class A)                                        7.74%               8.84%
Lehman Brothers Aggregate Bond Index                                            6.97%               4.56%
S&P 500 Index                                                                   5.49%              10.30%
------------------------------------------------------------------------- ------------------- ------------------

* The Fund began operations on October 4, 2004.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 40% of the Fund's return is benchmarked to the S&P 500 and the remaining 60% of the Fund is benchmarked to the Lehman Brothers Aggregate Bond Index.

JNL/S&P MANAGED MODERATE GROWTH FUND

[GRAPHIC OMITTED]

19.52%   -1.63%   -4.70%   -8.48%    17.75%    9.58%    6.41%    12.17%    8.65%
--------------------------------------------------------------------------------
1999      2000     2001     2002     2003      2004     2005     2006      2007

In the period shown in the chart, the Fund's highest quarterly return was 13.55% (4th quarter of 1999) and its lowest quarterly return was -8.04% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
--------------------------------------------------------------- ----------------- -------------- ------------------
                                                                     1 year          5 year        Life of Fund*
--------------------------------------------------------------- ----------------- -------------- ------------------
JNL/S&P Managed Moderate Growth Fund  (Class A)                      8.65%           10.83%            6.20%
Lehman Brothers Aggregate Bond Index                                 6.97%            4.42%            5.92%
S&P 500 Index                                                        5.49%           12.82%            4.65%
--------------------------------------------------------------- ----------------- -------------- ------------------

* The Fund began operations on April 9, 1998.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. To create a more representative return comparison, 60% of the Fund's return is benchmarked to the S&P 500 and the remaining 40% of the Fund is benchmarked to the Lehman Brothers Aggregate Bond Index.

JNL/S&P MANAGED GROWTH FUND

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

[GRAPHIC OMITTED]

26.74%   -4.35%   -7.34%    -12.40%    21.73%   11.41%   7.44%    14.15%   8.70%
--------------------------------------------------------------------------------
1999      2000     2001      2002      2003     2004     2005      2006    2007

In the period shown in the chart, the Fund's highest quarterly return was 17.87% (4th quarter of 1999) and its lowest quarterly return was -11.27% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------- ------------------- ------------------ ------------------
                                                                  1 year             5 year          Life of Fund*
----------------------------------------------------------- ------------------- ------------------ ------------------
JNL/S&P Managed Growth Fund  (Class A)                             8.70%             12.56%               6.76%
Lehman Brothers Aggregate Bond Index                               6.97%              4.42%               5.93%
S&P 500 Index                                                      5.49%             12.82%               4.65%
----------------------------------------------------------- ------------------- ------------------ ------------------

* The Fund began operations on April 8, 1998.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 80% of the Fund's return is benchmarked to the S&P 500 and the remaining 20% is benchmarked to the Lehman Brothers Aggregate Bond Index.

JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

[GRAPHIC OMITTED]

35.38%   -9.37%   -10.58%   -18.26%    26.80%    12.61%   8.48%   15.57%   9.17%
--------------------------------------------------------------------------------
1999     2000      2001      2002      2003      2004     2005    2006     2007

In the period shown in the chart, the Fund's highest quarterly return was 22.84% (4th quarter of 1999) and its lowest quarterly return was -15.21% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
------------------------------------------------------------- ------------------- ------------------ ------------------
                                                                    1 year             5 year          Life of Fund*
------------------------------------------------------------- ------------------- ------------------ ------------------
JNL/S&P Managed Aggressive Growth Fund  (Class A)                    9.17%             14.32%              6.85%
S&P 500 Index                                                        5.49%             12.82%              4.65%
Lehman Brothers Aggregate Bond Index                                 6.97%              4.42%              5.93%
------------------------------------------------------------- ------------------- ------------------ ------------------

* The Fund began operations on April 8, 1998.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 90% of the Fund's return is benchmarked to the S&P 500 and the remaining 10% is benchmarked to the Lehman Brothers Aggregate Bond Index.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

JNL/S&P MANAGED CONSERVATIVE FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.88%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.06%
---------------------------------------------------------------------------------------------- ---------------------

JNL/S&P MANAGED MODERATE FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.91%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.10%
---------------------------------------------------------------------------------------------- ---------------------

JNL/S&P MANAGED MODERATE GROWTH FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------

Management/Administrative Fee                                                                         0.15%

---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.96%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------

Total Fund Annual Operating Expenses                                                                  1.12%

---------------------------------------------------------------------------------------------- ---------------------

JNL/S&P MANAGED GROWTH FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------

Management/Administrative Fee                                                                         0.15%

---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.98%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------

Total Fund Annual Operating Expenses                                                                  1.13%

---------------------------------------------------------------------------------------------- ---------------------

JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.17%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      1.02%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.19%
---------------------------------------------------------------------------------------------- ---------------------

* Because each Fund invests in Underlying Funds, each Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2007. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of each Fund. The example also assumes that each Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/S&P MANAGED CONSERVATIVE FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $108
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $337
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $585
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,294
-------------------------------------------------------------------------------------- -----------------------

JNL/S&P MANAGED MODERATE FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $112
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $350
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $606
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,340
-------------------------------------------------------------------------------------- -----------------------

JNL/S&P MANAGED MODERATE GROWTH FUND


-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $114
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $356
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $617
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,363
-------------------------------------------------------------------------------------- -----------------------


JNL/S&P MANAGED GROWTH FUND


-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $115
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $359
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $622
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,375
-------------------------------------------------------------------------------------- -----------------------


JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $121
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $378
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $654
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,443
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF EACH FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. Each Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, each Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of each Fund's portfolio and may affect each Fund's performance.

The SAI has more information about each Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.


Massimo Santicchia and John W. Krey share the primary responsibility for the development of the investment allocations of each Fund.

Massimo Santicchia has been a Vice President with SPIAS since March 2008. Prior to his appointment, Mr. Santicchia was Director since April 2005 and lead portfolio officer since January 2008. Mr. Santicchia directs all aspects of SPIAS' investment strategy programs. Mr. Santicchia oversees establishment of baseline asset allocation strategies, research, evaluation and selection of investments and alignment of investment selections within an organization's investment programs. From 2001 to 2005 Mr. Santicchia served as a member of Standard & Poor's Equity Research staff, with the last position held of Senior Investment Officer.

Mr. Krey has been a Senior Portfolio Officer of SPIAS since March 2003. Mr. Krey concentrates on global and international equity as well as international fixed income strategy. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international high net worth private banking division of Barclays Bank from 1992 to 1997. Mr. Krey holds masters degrees in economics and International relations from Long Island University. The SAI provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of securities in each Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in each Fund's Semi-Annual Report dated June 30, 3008.

JNL/S&P RETIREMENT INCOME FUND
JNL/S&P RETIREMENT 2015 FUND
JNL/S&P RETIREMENT 2020 FUND
JNL/S&P RETIREMENT 2025 FUND

INVESTMENT OBJECTIVES. The investment objective of the JNL/S&P RETIREMENT INCOME FUND is high current income and as a secondary objective, capital appreciation.

The investment objective of the JNL/S&P RETIREMENT 2015 FUND is high total return until its target retirement date. After the Fund's target retirement date, the Fund's objective will be to seek high current income and as a secondary objective, capital appreciation. Once the Fund reaches an allocation that is similar to the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund.

The investment objective of the JNL/S&P RETIREMENT 2020 FUND is high total return until its target retirement date. After the Fund's target retirement date, the Fund's objective will be to seek high current income and as a secondary objective, capital appreciation. Once the Fund reaches an allocation that is similar to the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund.

The investment objective of the JNL/S&P RETIREMENT 2025 FUND is high total return until its target retirement date. After the Fund's target retirement date, the Fund's objective will be to seek high current income and as a secondary objective, capital appreciation. Once the Fund reaches an allocation that is similar to the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund.

PRINCIPAL INVESTMENT STRATEGIES.

JNL/S&P RETIREMENT INCOME FUND

The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds") using an asset allocation strategy designed for investors already in or near retirement. The Underlying Funds in which the JNL/S&P Retirement Income Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the Fund allocates approximately 20% to 45% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

JNL/S&P   RETIREMENT  2015  FUND,  JNL/S&P  RETIREMENT  2020  FUND  AND  JNL/S&P
RETIREMENT 2025 FUND

Each Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds") using an asset allocation strategy designed for investors expecting to retire around the year 2015 for the JNL/S&P Retirement 2015 Fund, 2020 for the JNL/S&P Retirement 2020 Fund and 2025 for the JNL/S&P Retirement 2025 Fund. The Underlying Funds in which the Funds may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. In general, the asset allocation strategy assumes a retirement age of 65.


Under normal circumstances, the JNL/S&P Retirement 2015 Fund allocates approximately 30% to 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the JNL/S&P Retirement 2015 Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.


Under normal circumstances, the JNL/S&P Retirement 2020 Fund allocates approximately 30% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the JNL/S&P Retirement 2020 Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Under normal circumstances, the JNL/S&P Retirement 2025 Fund allocates approximately 30% to 95% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the JNL/S&P Retirement 2025 Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

The Funds will allocate assets among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in domestic equity funds, 55% in investment grade fixed income funds, and 10% in short-term funds (approximately 4 - 5 years after the year 2015 for the JNL/SP Retirement 2015 Fund, after the year 2020 for the JNL/S&P Retirement 2020 Fund and after the year 2025 for the JNL/S&P Retirement 2025
Fund) which is the target asset allocation strategy for the JNL/S&P Retirement Income Fund. The Funds will begin to be managed towards a more conservative mix of investments as the Funds approach the target retirement date. Once the Funds' asset allocation is similar to that of the JNL/S&P Retirement Income Fund, it is expected that the Funds will be merged into the JNL/S&P Retirement Income Fund, subject to approval by the Board of Trustees. After the merger, shareholders will own shares of the JNL/S&P Retirement Income Fund. Information on the JNL/S&P Retirement Income Fund can be found elsewhere in this prospectus.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of each Fund and its related asset class, expected performance of each Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure beginning on page 360 for the principal investment strategies and risks. The following is a list of Underlying Funds that each Fund may currently invest in. Each Fund and the Underlying Funds have the same investment adviser.

JNL SERIES TRUST

JNL/AIM International Growth Fund                            JNL/M&G Global Leaders Fund
JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management S&P 500 Index Fund
JNL/AIM Global Real Estate Fund                              JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Mellon Capital Management Small Cap Index Fund
JNL/Capital Guardian Global Balanced Fund JNL/Capital        JNL/Mellon Capital Management International Index Fund
Guardian Global Diversified Research Fund                    JNL/Mellon Capital Management Bond Index Fund
JNL/Capital Guardian International Small Cap Fund            JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/Capital Guardian U.S. Growth Equity Fund                 Index Fund
JNL/Credit Suisse Global Natural Resources Fund              JNL/Oppenheimer Global Growth Fund
JNL/Credit Suisse Long/Short Fund                            JNL/PAM Asia ex-Japan Fund
JNL/Eagle Core Equity Fund                                   JNL/PAM China-India Fund
JNL/Eagle SmallCap Equity Fund                               JNL/PIMCO Real Return Fund
JNL/Franklin Templeton Global Growth Fund                    JNL/PIMCO Total Return Bond Fund
JNL/Franklin Templeton Income Fund                           JNL/PPM America Core Equity Fund
JNL/Franklin Templeton Mutual Shares Fund                    JNL/PPM America High Yield Bond Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/PPM America Mid Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund                        JNL/PPM America Small Cap Value Fund
JNL/Goldman Sachs Emerging Markets Debt Fund                 JNL/PPM America Value Equity Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Red Rocks Private Listed Equity Fund
JNL/Goldman Sachs Short Duration Bond Fund                   JNL/Select Balanced Fund
JNL/JPMorgan International Value Fund                        JNL/Select Money Market Fund
JNL/JPMorgan MidCap Growth Fund                              JNL/Select Value Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund             JNL/T. Rowe Price Established Growth Fund
JNL/Lazard Emerging Markets Fund                             JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Lazard Mid Cap Equity Fund                               JNL/T. Rowe Price Value Fund
JNL/Lazard Small Cap Equity Fund
JNL/M&G Global Basics Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management S&P(R) 24 Fund
JNL/Mellon Capital Management DowSM Dividend Fund
JNL/Mellon Capital Management Nasdaq(R) 25 Fund
JNL/Mellon Capital Management Value Line(R) 30 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector
Fund

JNL/S&P RETIREMENT INCOME FUND

The following chart shows how we expect the asset allocations for the Fund to be over time. The actual allocations may differ from this chart.

[OBJECT OMITTED]

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

JNL/S&P RETIREMENT 2015 FUND, JNL/S&P RETIREMENT 2020 FUND, AND JNL/S&P RETIREMENT 2025 FUND

The following charts show how we expect the asset allocations for each Fund to change over time. The charts in general reflect the shift to a more conservative allocation by reducing the equity exposure over time. The actual allocations may differ from this chart.

[OBJECT OMITTED]

[OBJECT OMITTED]

[OBJECT OMITTED]

Each Fund seeks to achieve high total return through its investments in Underlying Funds that invest primarily in equity securities, including foreign securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Each Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities or short-term securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. Each Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN EACH FUND. An investment in each Fund is not guaranteed. As with any mutual fund, the value of each Fund's shares will change, and you could lose money by investing in each Fund. Since each Fund invests its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. Each Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed income or money market securities. Accordingly, a variety of factors may influence the performance of each Fund, such as:

     o MARKET RISK. Because each Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause each Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. Each Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, each Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. Each Fund could experience losses if its derivatives were poorly correlated with its other investments, or if each Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of each Fund and create a greater risk of loss. As an open-end investment company registered with the SEC each Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, each Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," each Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund's daily marked - to market
          (net) obligations, if any (i.e., each Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, each Fund will have the ability to employ leverage to a greater extent than if each Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. Each Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. Each Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with each Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. Each Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which each Fund trades, which could result in substantial losses to each Fund. Each Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for each Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of each Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, each Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause each Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause each Fund to be more volatile than if each Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of each Fund's portfolio securities.

     o CURRENCY RISK. The value of each Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o ALLOCATION RISK. Each Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

     o NON-DIVERSIFICATION RISK. Each Fund is "non-diversified" as defined by the 1940 Act. Compared with "diversified" funds, non-diversified funds may invest a greater percentage of their assets in a particular issuer. Thus, each Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, each Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in each Fund's total return and share price.

     o UNDERLYING FUNDS RISK. Because each Fund invests a significant portion of its assets in Underlying Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. As an investor in an Underlying Fund, each Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees.

Because each Fund invests exclusively in the Underlying Funds, you should look elsewhere in the respective prospectus for the JNL Series Trust and the JNL Variable Fund LLC for the particular information about those Underlying Funds.

PERFORMANCE. The bar chart and table below show the past performance of each Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows each Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. Each Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, each Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of each Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of each Fund.

JNL/S&P RETIREMENT INCOME FUND

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

[GRAPHIC OMITTED]

6.91%
-----
2007

In the period shown in the chart, the Fund's highest quarterly return was 3.80% (3rd quarter of 2006) and its lowest quarterly return was -0.70% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------- ----------------- ----------------------
                                                                                 1 year           Life of Fund*
--------------------------------------------------------------------------- ----------------- ----------------------
JNL/S&P Retirement Income Fund  (Class A)                                         6.91%              7.33%
Lehman Brothers Aggregate Bond Index                                              6.97%              5.43%
S&P 500 Index                                                                     5.49%              9.20%
--------------------------------------------------------------------------- ----------------- ----------------------

* The Fund began operations on January 17, 2006.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

JNL/S&P RETIREMENT 2015 FUND

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

[GRAPHIC OMITTED]

9.20%
-----
2007

In the period shown in the chart, the Fund's highest quarterly return was 5.77% (4th quarter of 2006) and its lowest quarterly return was -1.86% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------- ----------------- -----------------------
                                                                                 1 year           Life of Fund*

--------------------------------------------------------------------------- ----------------- -----------------------
JNL/S&P Retirement 2015 Fund  (Class A)                                          9.20%               9.84%
Lehman Brothers Aggregate Bond Index                                             6.97%               5.43%
S&P 500 Index                                                                    5.49%               9.20%
--------------------------------------------------------------------------- ----------------- -----------------------

* The Fund began operations on January 17, 2006.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

JNL/S&P RETIREMENT 2020 FUND

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

[GRAPHIC OMITTED]

9.56%
-----
2007

In the period shown in the chart, the Fund's highest quarterly return was 6.51% (4th quarter of 2006) and its lowest quarterly return was -2.13% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
---------------------------------------------------------------------------- ----------------- ---------------------
                                                                                  1 year          Life of Fund*
---------------------------------------------------------------------------- ----------------- ---------------------
JNL/S&P Retirement 2020 Fund  (Class A)                                           9.56%              10.64%
Lehman Brothers Aggregate Bond Index                                              6.97%               5.43%
S&P 500 Index                                                                     5.49%               9.20%
---------------------------------------------------------------------------- ----------------- ---------------------

* The Fund began operations on January 17, 2006.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

JNL/S&P RETIREMENT 2025 FUND

ANNUAL TOTAL RETURNS AS OF DECEMBER 31

[GRAPHIC OMITTED]

10.11%
------
2007

In the period shown in the chart, the Fund's highest quarterly return was 6.97% (4th quarter of 2006) and its lowest quarterly return was -2.41% (2nd quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
--------------------------------------------------------------------------------- --------------- -------------------
                                                                                      1 year        Life of Fund*
--------------------------------------------------------------------------------- --------------- -------------------
JNL/S&P Retirement 2025 Fund  (Class A)                                                10.11%           11.33%
Lehman Brothers Aggregate Bond Index                                                    6.97%            5.43%
S&P 500 Index                                                                           5.49%            9.20%
--------------------------------------------------------------------------------- --------------- -------------------

* The Fund began operations on January 17, 2006.
The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index. The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

JNL/S&P RETIREMENT INCOME FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.90%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.08%
---------------------------------------------------------------------------------------------- ---------------------

JNL/S&P RETIREMENT 2015 FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      1.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.19%
---------------------------------------------------------------------------------------------- ---------------------

JNL/S&P RETIREMENT 2020 FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      1.02%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.20%
---------------------------------------------------------------------------------------------- ---------------------

JNL/S&P RETIREMENT 2025 FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      1.04%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  1.22%
---------------------------------------------------------------------------------------------- ---------------------

* Because each Fund invests in Underlying Funds, each Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the year ended December 31, 2007. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of each Fund. The example also assumes that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/S&P RETIREMENT INCOME FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $110
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $343
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $595
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,317
-------------------------------------------------------------------------------------- -----------------------

JNL/S&P RETIREMENT 2015 FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $121
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $378
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $654
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,443
-------------------------------------------------------------------------------------- -----------------------

JNL/S&P RETIREMENT 2020 FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $122
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $381
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $660
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,455
-------------------------------------------------------------------------------------- -----------------------

JNL/S&P RETIREMENT 2025 FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $124
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $387
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $670
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,477
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF EACH FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. Each Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, each Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of each Fund's portfolio and may affect each Fund's performance. The SAI has more information about each Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.


Massimo Santicchia and John W. Krey share the primary responsibility for the development of the investment allocations of each Fund.

Massimo Santicchia has been a Vice President with SPIAS since March 2008. Prior to his appointment, Mr. Santicchia was Director since April 2005 and lead portfolio officer since January 2008. Mr. Santicchia directs all aspects of SPIAS' investment strategy programs. Mr. Santicchia oversees establishment of baseline asset allocation strategies, research, evaluation and selection of investments and alignment of investment selections within an organization's investment programs. From 2001 to 2005 Mr. Santicchia served as a member of Standard & Poor's Equity Research staff, with the last position held of Senior Investment Officer.

Mr. Krey has been a Senior Portfolio Officer of SPIAS since March 2003. Mr. Krey concentrates on global and international equity as well as international fixed income strategy. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international high net worth private banking division of Barclays Bank from 1992 to 1997. Mr. Krey holds masters degrees in economics and International relations from Long Island University. The SAI provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of securities in each Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in each Fund's Semi-Annual Report dated June 30, 3008.

JNL/S&P DISCIPLINED MODERATE FUND
JNL/S&P DISCIPLINED MODERATE GROWTH FUND
JNL/S&P DISCIPLINED GROWTH FUND

INVESTMENT OBJECTIVES. The investment objective of the JNL/S&P DISCIPLINED MODERATE FUND is to seek capital growth. Current income is a secondary objective.

The investment objective of the JNL/S&P DISCIPLINED MODERATE GROWTH FUND is to seek capital growth and current income.

The investment objective of the JNL/S&P DISCIPLINED GROWTH FUND is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. Each Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds ("Underlying Funds"). The Underlying Funds in each Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

Under normal circumstances, the JNL/S&P DISCIPLINED MODERATE FUND allocates approximately 50% to 70% of its assets to Underlying Funds that investment primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

Under normal circumstances, the JNL/S&P DISCIPLINED MODERATE GROWTH FUND allocates approximately 70% to 90% of its assets to Underlying Funds that investment primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0% to 15% of its assets to Underlying Funds that invest primarily in money market securities.

Under normal circumstances, the JNL/S&P DISCIPLINED GROWTH FUND allocates approximately 80% to 100% of its assets to Underlying Funds that investment primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

Within these asset classes, each Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of each Fund and its related asset class, expected performance of each Fund and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Please see the disclosure beginning on page 360 for the principal investment strategies and risks.

JNL SERIES TRUST

JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/Mellon Capital Management European 30 Fund
JNL/Mellon Capital Management Pacific Rim 30 Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/PIMCO Real Return Fund JNL/Select Money Market Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management Nasdaq(R) 25 Fund
JNL/Mellon Capital Management Value Line(R) 30 Fund
JNL/Mellon Capital Management DowSM Dividend Fund
JNL/Mellon Capital Management S&P(R) 24 Fund
JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management Select Small-Cap Fund
JNL/Mellon Capital Management 25 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management JNL Optimized 5 Fund
JNL/Mellon Capital Management S&P(R) SMid 60 Fund
JNL/Mellon Capital Management NYSE(R) International 25 Fund

Each Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The JNL/S&P Disciplined Moderate Fund and the JNL/S&P Disciplined Moderate Growth Fund seek to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The JNL/S&P Disciplined Moderate Fund and the JNL/S&P Disciplined Moderate Growth Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

PRINCIPAL RISKS OF INVESTING IN EACH FUND. An investment in each Fund is not guaranteed. As with any mutual fund, the value of each Fund's shares will change, and you could lose money by investing in each Fund. Since each Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying Funds. Each Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying Funds that invest primarily in equity, fixed allocation or money market securities. Accordingly, a variety of factors may influence the performance of each Fund, such as:

     o MARKET RISK. Because each Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which each Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable each Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in each Fund may not be appropriate for all investors.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause each Fund's performance to fluctuate more than if it held only U.S. securities.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, each Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION RISK. Each Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, each Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, each Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in each Fund's total return and share price.

     o DERIVATIVES RISK. The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund's Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Underlying Fund and create a greater risk of loss. As an open-end investment company registered with the SEC each Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, each Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," each Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund's daily marked - to market (net) obligations, if any (i.e., each Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, each Fund will have the ability to employ leverage to a greater extent than if each Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. Each Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. Each Underlying Fund may be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with each Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. Each Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which each Fund trades, which could result in substantial losses to each Fund. Each Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for each Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of each Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, each Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause each Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause each Fund to be more volatile than if each Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of each Fund's portfolio securities.

     o U.S. GOVERNMENT SECURITIES RISK. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Underlying Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Underlying Funds may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     o INDEX INVESTING RISK. Some of the Underlying Funds use an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Underlying Fund and index performance may be affected by the Underlying Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because an Underlying Fund has expenses and other investment considerations that an index does not, the Underlying Fund's performance may be lower than that of the index.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of each Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

     o CREDIT RISK. The Underlying Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

     o MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES RISK. An Underlying Fund that purchases mortgage-related securities and mortgage-backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, each Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of each Fund because each Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     o ALLOCATION RISK. Each Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying Funds.

     o LICENSE TERMINATION RISK. Some of the Underlying Funds rely on licenses from third parties to the Underlying Fund that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Underlying Fund. Such licenses may be terminated by the licensors, and as a result the Underlying
          Fund may lose its ability to use the licensed name as a part of the name of the Underlying Fund or to receive data from the third party as it relates to the licensed investment strategy. Accordingly, in the event a license is terminated the name of the Underlying Fund would have to change and the Underlying Fund may have to change the investment strategy.

     o UNDERLYING FUNDS RISK. Because each Fund invests a significant portion of its assets in Underlying Funds, the risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of each Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. As an investor in an Underlying Fund, each Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees.

Because each Fund invests exclusively in the Underlying Funds, you should look elsewhere in the respective prospectus for the JNL Series Trust and the JNL Variable Fund LLC for the particular information about those Underlying Funds.

PERFORMANCE. The Performance of each Fund will vary from year to year. Each Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of each Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of each Fund.

Performance for each Fund has not been included because each Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

JNL/S&P DISCIPLINED MODERATE FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.69%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.87%
---------------------------------------------------------------------------------------------- ---------------------

JNL/S&P DISCIPLINED MODERATE GROWTH FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.71%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.89%
---------------------------------------------------------------------------------------------- ---------------------

JNL/S&P DISCIPLINED GROWTH FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.67%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.86%
---------------------------------------------------------------------------------------------- ---------------------

* Because each Fund invests in Underlying Funds, each Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying Funds during the period ended December 31, 2007. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of each Fund. The example also assumes that each Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/S&P DISCIPLINED MODERATE FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $89
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $278
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $482
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,073
-------------------------------------------------------------------------------------- -----------------------

JNL/S&P DISCIPLINED MODERATE GROWTH FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $91
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $284
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $493
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,096
-------------------------------------------------------------------------------------- -----------------------

JNL/S&P DISCIPLINED GROWTH FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $88
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $274
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $477
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,061
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF EACH FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. Each Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, each Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of each Fund's portfolio and may affect each Fund's performance.

The SAI has more information about each Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.


Massimo Santicchia and John W. Krey share the primary responsibility for the development of the investment allocations of each Fund.

Massimo Santicchia has been a Vice President with SPIAS since March 2008. Prior to his appointment, Mr. Santicchia was Director since April 2005 and lead portfolio officer since January 2008. Mr. Santicchia directs all aspects of SPIAS' investment strategy programs. Mr. Santicchia oversees establishment of baseline asset allocation strategies, research, evaluation and selection of investments and alignment of investment selections within an organization's investment programs. From 2001 to 2005 Mr. Santicchia served as a member of Standard & Poor's Equity Research staff, with the last position held of Senior Investment Officer.

Mr. Krey has been a Senior Portfolio Officer of SPIAS since March 2003. Mr. Krey concentrates on global and international equity as well as international fixed income strategy. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international high net worth private banking division of Barclays Bank from 1992 to 1997. Mr. Krey holds masters degrees in economics and International relations from Long Island University.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in each Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in each Fund's Semi-Annual Report dated June 30, 3008.

JNL/S&P MODERATE RETIREMENT STRATEGY FUND
JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND
JNL/S&P GROWTH RETIREMENT STRATEGY FUND

INVESTMENT  OBJECTIVES.   The  investment  objective  of  the  JNL/S&P  MODERATE
RETIREMENT STRATEGY FUND is to seek capital growth. Current income is a secondary objective.

The investment objective of the JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND is to seek capital growth and current income.

The investment objective of the JNL/S&P GROWTH RETIREMENT STRATEGY FUND is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. Each Fund seeks to achieve its objective by investing in shares of a diversified group of Underlying ETFs. Each Fund is managed for capital growth and invests a significant portion of its assets in Underlying ETFs that invest in equity and fixed income securities. An exchange-traded fund ("ETF") is a fund that holds a portfolio of stocks and is traded like a stock on a securities exchange and may be purchased and sold throughout the trading day based on its market price.

Under normal circumstances, in accordance with each Fund's objectives, SPIAS allocates approximately:

For the JNL/S&P MODERATE RETIREMENT STRATEGY FUND, 30% to 50% of its assets to Underlying ETFs that invest primarily in equity securities and 50% to 70% to Underlying ETFs that investment primarily in fixed-income securities.

For the JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND, 50% to 70% of its assets to Underlying ETFs that invest primarily in equity securities and 30% to 50% to Underlying ETFs that investment primarily in fixed-income securities.

For the JNL/S&P GROWTH RETIREMENT STRATEGY FUND, 70% to 90% of its assets to Underlying ETFs that invest primarily in equity securities, and 10% to 30% to Underlying ETFs that investment primarily in fixed-income securities.

Within these asset classes, SPIAS remains flexible with respect to the percentage it will allocate among Underlying ETFs.

Each Fund's equity investments may be recommended for allocation by SPIAS across a range of asset classes which can include: large-, mid- and small-cap, real estate investment trusts ("REIT"), and foreign developed and emerging market equity funds, with fixed income allocations to government, investment-grade corporate and high-yield funds.

Each Fund currently seeks to achieve the capital growth element of its objective through its investments in Underlying ETFs that invest primarily in small-cap, mid-cap and large-cap equity securities, as well, to a lesser extent, in stocks of foreign companies.

Each Fund currently seeks to achieve the current income element of its objective through its investments in Underlying ETFs that invest primarily in domestic investment-grade and government fixed income securities.

Acting as Sub-Adviser, Standard & Poor's Investment Advisory Services LLC ("SPIAS") provides JNAM advice regarding the allocation of investments among the universe of Funds specified by JNAM and listed below. Among the considerations that SPIAS uses to determine specific percentage allocations to any particular fund are market and economic conditions, historical performance of each Fund and its related asset class, expected performance of each Funds and its related asset class based on quantitative and qualitative investment analysis, as well as diversification requirements to control overall portfolio risk exposure. SPIAS' investment recommendations are periodically reviewed and revised based on changing market and economic conditions that may affect specific funds or asset classes.

Generally, any changes among asset classes will be within a range of plus or minus 10 percentage points per asset class per quarter; however, SPIAS may at times make larger allocation changes if it believes market conditions warrant a larger change. Allocations are based not only on past asset class performance but more importantly on future risk/return expectations. SPIAS reserves the right to replace Underlying ETFs or other securities in its asset allocation model at any time, although such changes would generally be the result of a change in the asset allocation with respect to an asset class.

SPIAS reserves the right to invest in ETFs, including, but not limited to, iShares Trust, PowerShares Exchange-Traded Fund Trust, Vanguard Trusts, and WisdomTree Trust, as long as they have obtained exemptive relief from Section 12 of the 1940 Act. SPIAS and Mellon Capital Management Corporation ("MCM") will comply with the conditions of the ETF's exemptive order.

PRINCIPAL RISKS OF INVESTING IN EACH FUND. An investment in each Fund is not guaranteed. As with any mutual fund, the value of each Fund's shares will change, and you could lose money by investing in each Fund. Since each Fund concentrates its investments in shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives, as well as the Sub-Adviser's allocation among the Underlying ETFs. Each Fund's exposure to each category of risk varies as a result of changes in its percentage allocations to Underlying ETFs that invest primarily in equity, fixed allocation or money market securities. Accordingly, a variety of factors may influence the performance of each Fund, such as:

     o MARKET RISK. Because each Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies of the Underlying ETF may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Underlying ETF to effect sales at an advantageous time or without a substantial drop in price.

     o PERFORMANCE RISK. Each Fund's investment performance is directly related to the performance of the Underlying ETFs because each Fund invests primarily all of its assets in the shares of the Underlying ETFs. The ability of each Fund to meet its investment objective depends upon the allocation of each Fund's assets among the Underlying ETFs and the ability of an Underlying ETF to meet its own investment objective. It is possible that an Underlying ETF will fail to execute its investment strategies effectively. As a result, an Underlying ETF may not meet its investment objective, which would affect each Fund's investment performance. Each Fund and Underlying ETFs cannot assure that their investment objectives will be achieved. Given that each Fund invests primarily in the shares of the Underlying ETFs, its performance is directly related to the ability of the Underlying ETFs to meet their respective investment objectives.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause each Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of an Underlying ETF's shares may change as a result of changes in exchange rates reducing the value of the U.S.
          dollar value of an Underlying ETF's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o MARKET TRADING RISK. The shares of the Underlying ETFs may trade at a premium or discount to their net asset value. The market value of ETF shares may differ from the shares' net asset value. The net asset value of ETF shares fluctuate with the changes in the market value of the ETF's holdings, while the trading price of ETF shares fluctuate in accordance with changes in net asset value as well as market supply and demand.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, each Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o NON-DIVERSIFICATION RISK. Each Fund is "non-diversified." Under a definition provided by the 1940 Act, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, each Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, each Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in each Fund's total return and share price. However, because each of the Underlying ETFs invests in a broad range of securities, there is diversity of the Underlying ETFs' investments.

     o INTEREST RATE RISK. When interest rates increase, fixed income securities held by an Underlying ETF will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. Inflation-indexed securities decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

     o CREDIT RISK. An Underlying ETF could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of each Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve small-cap securities, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o ALLOCATION RISK. Each Fund is subject to the risk of the Sub-Adviser's ability to identify or anticipate changes in market and economic conditions in connection with determining and revising the percentages of allocations among and the selection of appropriate Underlying ETFs.

     o INDUSTRY CONCENTRATION RISK. Because an Underlying Fund may be concentrated in a certain industry, each Fund's performance may be closely tied to, and affected by, the specific industry. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stock may react similarly and move in unison to these and other market conditions. As a result of these factors, Underlying ETFs in which each Fund invests may be more volatile, and carry greater risk of adverse developments that can affect many of the companies in which the Underlying ETFs invest, than a mixture of stocks of companies from a wide variety of industries.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. Each Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, each Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of each Fund's portfolio and may affect each Fund's performance.

Because each Fund invests exclusively in the secondary market for Underlying ETFs, you should look elsewhere for the information about these Underlying ETFs in the applicable Underlying ETF prospectuses.

PERFORMANCE. The Performance of each Fund will vary from year to year. Each Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of each Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of each Fund.

Performance for each Fund has not been included because each Fund has less than one calendar year of performance.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the variable insurance contract or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

JNL/S&P MODERATE RETIREMENT STRATEGY FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.40%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                             0.20%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.20%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.81%
---------------------------------------------------------------------------------------------- ---------------------

JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.40%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                             0.20%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses*                                                                      0.21%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.82%
---------------------------------------------------------------------------------------------- ---------------------

JNL/S&P GROWTH RETIREMENT STRATEGY FUND

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.40%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
12b-1 Fee                                                                                             0.20%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.01%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Acquired Fund Fees and Expenses**                                                                     0.25%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Annual Fund Operating Expenses                                                                  0.86%
---------------------------------------------------------------------------------------------- ---------------------

* Because each Fund invests in Underlying ETFs, each Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based on the allocations to Underlying ETFs during the period ended December 31, 2007. Current allocations may be different and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

Investors may be able to realize lower aggregate expenses by investing directly in the retail Underlying ETFs instead of each Fund, however, the Underlying ETFs are not available as investment options under the variable insurance contract and you would not have the potential to benefit from the allocation services of the Sub-Adviser.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contractor the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of each Fund. The example also assumes that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL/S&P MODERATE RETIREMENT STRATEGY FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $83
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $259
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $450
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,002
-------------------------------------------------------------------------------------- -----------------------

JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $84
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $262
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $455
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,014
-------------------------------------------------------------------------------------- -----------------------

JNL/S&P GROWTH RETIREMENT STRATEGY FUND

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $88
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                         $274
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $477
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                      $1,061
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF EACH FUND. TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. Each Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, each Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of each Fund's portfolio and may affect each Fund's performance.

Because each Fund invests in Underlying ETFs rather than individual securities, each Fund is considered a "fund of funds" and bears a proportionate share of the expenses charged by the Underlying ETFs in which it invests. An ETF is designed to follow the performance of a particular index. ETFs that track indices or sectors of indices hold either:

     o Shares of all of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or
     o Shares of a sampling of the companies (or, for a fixed income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

Each Fund allocates its assets among a group of ETFs in different percentages. Therefore, Each Fund has different indirect asset allocations of stocks, bonds, and cash.

Generally, each Fund cannot purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company. However, each Fund will only invest in ETFs that have received an order for exemptive relief from these limitations from the Securities and Exchange Commission subject to certain terms and conditions, including that each Fund enter into a Purchasing Fund Agreement regarding the terms of the investment.

The SAI has more information about each Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISERS AND PORTFOLIO MANAGEMENT. Each Fund engages co-sub-advisers. Standard & Poor's Investment Advisory Services LLC ("SPIAS") serves as the Sub-Adviser responsible for the selection and allocation of investments in the various Underlying ETFs. Mellon Capital Management Corporation ("Mellon Capital") serves as the Sub-Adviser responsible for monitoring investment allocations and executing the Underlying ETF allocation instructions prepared by SPIAS.

SPIAS is located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.


Massimo Santicchia and John W. Krey share the primary responsibility for the development of the investment allocations of each Fund.

Massimo Santicchia has been a Vice President with SPIAS since March 2008. Prior to his appointment, Mr. Santicchia was Director since April 2005 and lead portfolio officer since January 2008. Mr. Santicchia directs all aspects of SPIAS' investment strategy programs. Mr. Santicchia oversees establishment of baseline asset allocation strategies, research, evaluation and selection of investments and alignment of investment selections within an organization's investment programs. From 2001 to 2005 Mr. Santicchia served as a member of Standard & Poor's Equity Research staff, with the last position held of Senior Investment Officer.

Mr. Krey has been a Senior Portfolio Officer of SPIAS since March 2003. Mr. Krey concentrates on global and international equity as well as international fixed income strategy. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international high net worth private banking division of Barclays Bank from 1992 to 1997. Mr. Krey holds masters degrees in economics and International relations from Long Island
University. wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.


Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions in the Underlying ETFs, as required, to closely replicate the allocation instructions prepared by SPIAS. The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 7 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. In his position, he co-manages a team of portfolio managers for domestic and international equity indexing funds, reviews trades proposed by the portfolio managers, reviews and monitors accounts, and approves corporate action responses. Mr. Brown has 12 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in each Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in each Fund's Semi-Annual Report dated June 30, 3008.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in investment companies to the extent permitted under the 1940 Act, including unaffiliated money market funds. Under the relief, a Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. JNAM and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM(R)" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2008.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund (except the JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund), the JNL/Franklin Templeton Founding
Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

----------------------------------------------------- ---------------------------------- ---------------------------
                                                                                                ADVISORY FEE
                                                                                           (ANNUAL RATE BASED ON
                                                                                           AVERAGE NET ASSETS OF
FUND                                                  ASSETS                                     EACH FUND)
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM International Growth Fund                     $0 to $150 million                                       .70%
                                                       $150 million to $500 million                            .65%
                                                      Over $500 million                                        .60%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Large Cap Growth Fund                         $0 to $150 million                                       .70%
                                                      Over $150 million                                        .65%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Global Real Estate Fund                       $0 to $50 million                                        .75%
                                                      Over $50 million                                         .70%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/AIM Small Cap Growth Fund                         $0 to $300 million                                       .85%
                                                      Over $300 million                                        .80%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Capital Guardian Global Balanced Fund             $0 to $500 million                                       .65%
                                                      Over $500 million                                        .60%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Capital Guardian Global Diversified Research      $0 to $150 million                                       .75%
Fund                                                  $150 million to $500 million                             .70%
                                                      $500 million to $750 million                             .65%
                                                      Over $750 million                                        .60%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Capital Guardian International Small Cap Fund     $0 to $500 million                                       .95%
                                                      Over $500 million                                        .90%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Capital Guardian U.S. Growth Equity Fund          $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      $500 million to $750 million                             .60%
                                                      Over $750 million                                        .55%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Credit Suisse Global Natural Resources Fund       $0 to $300 million                                       .70%
                                                      Over $300 million                                        .60%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Credit Suisse Long/Short Fund                     $0 to $300 million                                       .80%
                                                      Over $300 million                                        .75%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle Core Equity Fund                            $0 to $100 million                                       .65%
                                                      $100 million to $300 million                             .60%
                                                      Over $300 million                                        .55%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Eagle SmallCap Equity Fund                        $0 to $100 million                                       .75%
                                                      $100 million to $500 million                             .70%
                                                      Over $500 million                                        .65%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Founding Strategy Fund         All Assets                                                 0%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Global Growth Fund             $0 to $300 million                                       .75%
                                                      $300 to $500 million                                     .65%
                                                      Over $500 million                                        .60%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Income Fund                    $0 to $100 million                                       .80%
                                                      $100 million to $200 million                             .75%
                                                      $200 million to $500 million                             .65%
                                                      Over $500 million                                        .60%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Mutual Shares Fund             $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Franklin Templeton Small Cap Value Fund           $0 to $200 million                                       .85%
                                                      $200 million to $500 million                             .77%
                                                      Over $500 million                                        .75%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Core Plus Bond Fund                 $0 to $500 million                                       .60%
                                                      Over $500 million                                        .55%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Emerging Markets Debt Fund          $0 to $200 million                                       .75%
                                                      Over $200 million                                        .70%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Mid Cap Value Fund                  $0 to $100 million                                       .75%
                                                      Over $100 million                                        .70%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Goldman Sachs Short Duration Bond Fund            $0 to $250 million                                       .45%
                                                      Over $250 million                                        .40%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan International Value Fund                 $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan MidCap Growth Fund                       $0 to $250 million                                       .70%
                                                      $250 million to $750 million                             .65%
                                                      $750 million to $1,500 million                           .60%
                                                      Over $1,500 million                                      .55%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/JPMorgan U.S. Government & Quality Bond Fund      $0 to $150 million                                       .50%
                                                      $150 million to $300 million                             .45%
                                                      $300 million to $500 million                             .40%
                                                      Over $500 million                                        .35%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Emerging Markets Fund                      $0 to $100 million                                      1.00%
                                                      $100 million to $250 million                             .90%
                                                      Over $250 million                                        .85%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Mid Cap Equity Fund                        $0 to $50 million                                        .75%
                                                      $50 million to $250 million                              .70%
                                                      Over $250 million                                        .65%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Lazard Small Cap Equity Fund                      $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/M&G Global Basics Fund                            $0 to $500 million                                       .85%
                                                      Over $500 million                                        .80%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/M&G Global Leaders Fund                           $0 to $500 million                                       .85%
                                                      Over $500 million                                        .80%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management 10 x 10 Fund            All Assets                                                 0%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Index 5 Fund            All Assets                                                 0%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management European 30 Fund        $0 to $50 million                                        .37%
                                                      $50 million to $100 million                              .31%
                                                      Over $100 million                                        .28%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Pacific 30 Fund         $0 to $50 million                                        .37%
                                                      $50 million to $100 million                              .31%
                                                      Over $100 million                                        .28%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 500 Index Fund      $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index    $0 to $500 million                                       .29%
Fund                                                  $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Small Cap Index Fund    $0 to $500 million                                       .29%
                                                      $500 million to $750 million                             .24%
                                                      Over $750 million                                        .23%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management International Index     $0 to $500 million                                       .30%
Fund                                                  $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Bond Index Fund         $0 to $500 million                                       .30%
                                                      $500 million to $750 million                             .25%
                                                      Over $750 million                                        .24%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Mellon Capital Management Enhanced S&P 500        $0 to $50 million                                        .50%
Stock Index Fund                                      Over $50 million                                         .45%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Oppenheimer Global Growth Fund                    $0 to $300 million                                       .70%
                                                      Over $300 million                                        .60%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PAM Asia ex-Japan Fund                            $0 to $500 million                                       .90%
                                                      Over $500 million                                        .85%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PAM China-India Fund                              $0 to $500 million                                       .90%
                                                      Over $500 million                                        .85%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PIMCO Real Return Fund                            $0 to $1 billion                                         .50%
                                                      Over $1 billion                                         .475%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PIMCO Total Return Bond Fund                      All assets                                               .50%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America Core Equity Fund                      $0 to $150 million                                       .65%
                                                      $150 million to $300 million                             .60%
                                                      Over $300 million                                       .575%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America High Yield Bond Fund                  $0 to $150 million                                       .50%
                                                      $150 million to $500 million                             .45%
                                                      Over $500 million                                       .425%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America Mid Cap Value Fund                    $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America Small Cap Value Fund                  $0 to $500 million                                       .75%
                                                      Over $500 million                                        .70%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/PPM America Value Equity Fund                     $0 to $300 million                                       .55%
                                                      Over $300 million                                        .50%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Red Rocks Listed Private Equity Fund              $0 to $200 million                                       .85%
                                                      Over $200 million                                        .80%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Balanced Fund                              $0 to $50 million                                        .55%
                                                      $50 million to $150 million                              .50%
                                                      $150 million to $300 million                            .475%
                                                      $300 million to $500 million                             .45%
                                                      Over $500 million                                       .425%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Money Market Fund                          $0 to $500 million                                       .28%
                                                      Over $500 million                                        .25%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/Select Value Fund                                 $0 to $300 million                                       .55%
                                                      $300 million to $500 million                             .50%
                                                      Over $500 million                                        .45%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Established Growth Fund             $0 to $150 million                                       .65%
                                                      $150 million to $500 million                             .60%
                                                      Over $500 million                                        .55%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                 $0 to $150 million                                       .75%
                                                      Over $150 million                                        .70%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/T. Rowe Price Value Fund                          $0 to $150 million                                       .70%
                                                      $150 million to $500 million                             .65%
                                                      Over $500 million                                        .60%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Competitive Advantage Fund                    $0 to $500 million                                       .40%
                                                      Over $500 million                                        .35%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Dividend Income & Growth Fund                 $0 to $500 million                                       .40%
                                                      Over $500 million                                        .35%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Intrinsic Value Fund                          $0 to $500 million                                       .40%
                                                      Over $500 million                                        .35%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P Total Yield Fund                              $0 to $500 million                                       .40%
                                                      Over $500 million                                        .35%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------
JNL/S&P 4 Fund                                        All Assets                                                 0%
----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Managed Conservative Fund                     $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Managed Moderate Fund                         $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Managed Moderate Growth                       $0 to $500 million                                       .13%
Fund                                                  Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Managed Growth Fund                           $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Managed Aggressive Growth Fund                $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Retirement Income Fund                        $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Retirement 2015 Fund                          $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Retirement 2020 Fund                          $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Retirement 2025 Fund                          $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Disciplined Moderate Fund                     $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Disciplined Moderate Growth Fund              $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Disciplined Growth Fund                       $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Moderate Retirement Strategy Fund             $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Moderate Growth Retirement Strategy Fund      $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------
----------------------------------------------------- ---------------------------------- ---------------------------

JNL/S&P Growth Retirement Strategy Fund               $0 to $500 million                                       .13%
                                                      Over $500 million                                        .08%

----------------------------------------------------- ---------------------------------- ---------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The Sub-Adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each Sub-Adviser (except SPIAS as Sub-Adviser to the following
Funds: JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, JNL/S&P Disciplined Growth Fund, JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Moderate Growth Retirement Strategy Fund, JNL/S&P Growth Retirement Strategy Fund, and JNL/S&P 4 Fund), implements such programs by purchases and sales of securities. Because the investments of the Funds listed above for which SPIAS is Sub-Adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to the Adviser for implementation. Each Sub-Adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. For the JNL/S&P Moderate Retirement Strategy Fund, the JNL/S&P Moderate Growth Retirement Strategy Fund, the JNL/S&P Growth Retirement Strategy Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund and the
JNL/S&P Total Yield Fund, Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions in the Funds and Underlying ETFs, as required, to closely replicate the allocation instructions prepared by SPIAS.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o Performing initial due diligence on prospective Sub-Advisers for the Funds; o Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In  addition  to  the   investment   advisory   fee,  each  Fund  pays  to  JNAM
("Administrator") an Administrative Fee as annual percentage of the average daily net assets of the Fund as set forth below.

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal (except for litigation expenses and other expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

----------------------------------------------------------------------------- ---------------- ---------------------
 FUNDS                                                                             ASSETS        ADMINISTRATIVE
                                                                                                       FEE
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/AIM International Growth Fund                                              All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/AIM Large Cap Growth Fund                                                  All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/AIM Global Real Estate Fund                                                All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/AIM Small Cap Growth Fund                                                  All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Capital Guardian Global Balanced Fund                                      All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Capital Guardian Global Diversified Research Fund                          All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Capital Guardian International Small Cap Fund                              All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Capital Guardian U.S. Growth Equity Fund                                   All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Credit Suisse Global Natural Resources Fund                                All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Credit Suisse Long/Short Fund                                              All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Eagle Core Equity Fund                                                     All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Eagle SmallCap Equity Fund                                                 All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Franklin Templeton Founding Strategy Fund                                  All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Franklin Templeton Global Growth Fund                                      All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Franklin Templeton Income Fund                                             All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Franklin Templeton Mutual Shares Fund                                      All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Franklin Templeton Small Cap Value Fund                                    All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Goldman Sachs Core Plus Bond Fund                                          All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Goldman Sachs Emerging Markets Debt Fund                                   All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Goldman Sachs Mid Cap Value Fund                                           All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Goldman Sachs Short Duration Bond Fund                                     All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/JPMorgan International Value Fund                                          All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/JPMorgan MidCap Growth Fund                                                All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/JPMorgan U.S. Government & Quality Bond Fund                               All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Lazard Emerging Markets Fund                                               All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Lazard Small Cap Equity Fund                                               All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Lazard Mid Cap Equity Fund                                                 All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/M&G Global Basics Fund                                                     All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/M&G Global Leaders Fund                                                    All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Mellon Capital Management 10 x 10 Fund                                     All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Mellon Capital Management Index 5 Fund                                     All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Mellon Capital Management European 30 Fund                                 All Assets              .20%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Mellon Capital Management Pacific Rim 30 Fund                              All Assets              .20%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Mellon Capital Management S&P 500 Index Fund                               All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Mellon Capital Management S&P 400 MidCap Index Fund                        All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Mellon Capital Management Small Cap Index Fund                             All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Mellon Capital Management International Index Fund                         All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Mellon Capital Management Bond Index Fund                                  All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund                All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Oppenheimer Global Growth Fund                                             All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/PAM Asia ex-Japan Fund                                                     All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/PAM China-India Fund                                                       All Assets              .20%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/PIMCO Real Return Fund                                                     All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/PIMCO Total Return Bond Fund                                               All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/PPM America Core Equity Fund                                               All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/PPM America High Yield Bond Fund                                           All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/PPM America Mid Cap Value Fund                                             All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/PPM America Small Cap Value Fund                                           All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/PPM America Value Equity Fund                                              All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Red Rocks Listed Private Equity Fund                                       All Assets              .15%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Select Balanced Fund                                                       All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Select Money Market Fund                                                   All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/Select Value Fund                                                          All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/T. Rowe Price Established Growth Fund                                      All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/T. Rowe Price Mid-Cap Growth Fund                                          All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/T. Rowe Price Value Fund                                                   All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Competitive Advantage Fund                                             All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Dividend Income & Growth Fund                                          All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Intrinsic Value Fund                                                   All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Total Yield Fund                                                       All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P S&P 4 Fund                                                             All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Managed Growth Fund                                                    All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Managed Conservative Fund                                              All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Managed Moderate Growth Fund                                           All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Managed Moderate Fund                                                  All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Managed Aggressive Growth Fund                                         All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Retirement Income Fund                                                 All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Retirement 2015 Fund                                                   All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Retirement 2020 Fund                                                   All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Retirement 2025 Fund                                                   All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Moderate Retirement Strategy Fund                                      All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Moderate Growth Retirement Strategy Fund                               All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Growth Retirement Strategy Fund                                        All Assets              .10%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Disciplined Moderate Fund                                              All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Disciplined Moderate Growth Fund                                       All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------
----------------------------------------------------------------------------- ---------------- ---------------------
 JNL/S&P Disciplined Growth Fund                                                All Assets              .05%
----------------------------------------------------------------------------- ---------------- ---------------------

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Moderate Growth Retirement Strategy Fund, JNL/S&P Growth Retirement Strategy Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, JNL/S&P Disciplined Growth Fund, JNL/S&P 4 Fund, the JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, and the JNL/Franklin Templeton Founding Strategy Fund have one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

This prospectus offers two classes of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust except the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, JNL/S&P Disciplined Growth Fund, JNL/S&P 4 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, and JNL/Franklin Templeton Founding Strategy Fund, have adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan ("Plan").

The Board of Trustees, including all of the Independent Trustees, approves, at least annually, the continuation of the Distribution Plan ("Plan") in connection with the Board's adoption of a multi-class plan authorizing Class A and Class B interests. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors LLC ("JNLD"), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies (the "Contracts") issued by Jackson and its subsidiary Jackson National Life Insurance Company of New York ("Jackson NY"). Raymond James Financial Services, a brokerage affiliate of the Sub-Adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES


Shares of the Trust are currently sold to separate accounts ("Accounts") of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts ("Contracts"), to qualified and unqualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investing the Funds at their net asset value. There is no sales charge.


Shares of the Funds are not available to the general public directly. Some of the Funds are managed by Sub-Advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of Jackson and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for Jackson and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, "service providers") with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. This does not apply to a money market Fund.

See the Separate Account Prospectus for the contract that describes Jackson's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees has adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of Jackson, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

                       DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at WWW.JNL.COM or WWW.JNLNY.COM.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund intends to qualify as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.


Because the shareholders of each Fund are separate accounts of variable insurance contracts, qualified and unqualified retirement plans, there are no tax consequences to those shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.


The information for the periods prior to 2008 has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information as of June 30, 2008 (semi-annual report) has not been audited.

JNL SERIES TRUST (Unaudited)
FINANCIAL HIGHLIGHTS

                                                  INCREASE (DECREASE) FROM
                                                  INVESTMENT OPERATIONS (E)                              DISTRIBUTIONS
                                        -------------------------------------------                      FROM NET
                          NET ASSET     -------------------------------------------                      REALIZED
                           VALUE,          NET          NET REALIZED     TOTAL FROM    DISTRIBUTIONS     GAINS ON     NET ASSET
                          BEGINNING     INVESTMENT      & UNREALIZED     INVESTMENT    FROM NET          INVESTMENT   VALUE, END
PERIOD ENDED              OF PERIOD     INCOME (LOSS)  GAINS (LOSSES)    OPERATIONS    INVESTMENT INCOME TRANSACTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/AIM INTERNATIONAL GROWTH FUND

Class A
       06/30/2008       $ 15.74       $ 0.17         $ (2.08)          $ (1.91)       $ -               $    -      $ 13.83
       12/31/2007         14.55         0.30            1.10              1.40         (0.21)                -        15.74
       12/31/2006         12.03         0.18            2.55              2.73         (0.21)                -        14.55
       12/31/2005         11.04         0.14            1.04              1.18         (0.19)                -        12.03
       12/31/2004          9.61         0.10            1.47              1.57         (0.14)                -        11.04
       12/31/2003          7.59         0.10            2.06              2.16         (0.14)                -         9.61

Class B
       06/30/2008         15.99         0.19           (2.12)            (1.93)            -                 -        14.06
       12/31/2007         14.82         0.33            1.14              1.47         (0.30)                -        15.99
       12/31/2006         12.08         0.13            2.64              2.77         (0.03)                -        14.82
       12/31/2005         11.06         0.16            1.05              1.21         (0.19)                -        12.08
   03/05(A)-12/31/2004    10.11         0.09            0.99              1.08         (0.13)                -        11.06
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
       06/30/2008         14.93         0.01           (1.64)            (1.63)            -                 -        13.30
       12/31/2007         13.49         0.02            2.09              2.11         (0.01)            (0.66)       14.93
       12/31/2006         12.51         0.02            0.96              0.98          0.00 (F)             -        13.49
       12/31/2005         11.67         0.00            0.84              0.84             -                 -        12.51
       12/31/2004         10.61         0.01            1.05              1.06             -                 -        11.67
       12/31/2003          8.16        (0.02)           2.47              2.45             -                 -        10.61

Class B
       06/30/2008         15.02         0.02           (1.65)            (1.63)            -                 -        13.39
       12/31/2007         13.55         0.05            2.11              2.16         (0.03)            (0.66)       15.02
       12/31/2006         12.55         0.04            0.97              1.01         (0.01)                -        13.55
       12/31/2005         11.69         0.02            0.84              0.86             -                 -        12.55
   03/05(A)-12/31/2004    10.99         0.02            0.68              0.70             -                 -        11.69
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class A
       06/30/2008         12.44         0.23           (0.64)            (0.41)            -                 -        12.03
       12/31/2007         15.80         0.20           (2.58)            (2.38)        (0.17)            (0.81)       12.44
       12/31/2006         11.70         0.42            3.84              4.26         (0.05)            (0.11)       15.80
   05/02(A)-12/31/2005    10.00         0.21            1.49              1.70             -                 -        11.70

Class B
       06/30/2008         12.52         0.25           (0.65)            (0.40)            -                 -        12.12
       12/31/2007         15.83         0.24           (2.60)            (2.36)        (0.14)            (0.81)       12.52
       12/31/2006         11.72         0.44            3.85              4.29         (0.07)            (0.11)       15.83
   05/02(A)-12/31/2005    10.00         0.23            1.49              1.72             -                 -        11.72
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
       06/30/2008         14.82        (0.03)          (1.67)            (1.70)            -                 -        13.12
       12/31/2007         14.27        (0.10)           1.71              1.61             -             (1.06)       14.82
       12/31/2006         13.52        (0.11)           2.07              1.96             -             (1.21)       14.27
       12/31/2005         12.47        (0.08)           1.13              1.05             -                 -        13.52
       12/31/2004         11.67        (0.12)           0.92              0.80             -                 -        12.47
       12/31/2003          8.43        (0.05)           3.29              3.24             -                 -        11.67

Class B
       06/30/2008         14.95        (0.01)          (1.69)            (1.70)            -                 -        13.25
       12/31/2007         14.36        (0.07)           1.72              1.65             -             (1.06)       14.95
       12/31/2006         13.57        (0.08)           2.08              2.00             -             (1.21)       14.36
       12/31/2005         12.48        (0.04)           1.13              1.09             -                 -        13.57
   03/05(A)-12/31/2004    12.21        (0.02)           0.29              0.27             -                 -        12.48
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND

Class A
       06/30/2008         11.95         0.16           (0.73)            (0.57)            -                 -        11.38
       12/31/2007         11.92         0.20            0.72              0.92         (0.14)            (0.75)       11.95
       12/31/2006         11.03         0.18            1.01              1.19         (0.10)            (0.20)       11.92
       12/31/2005         10.02         0.12            0.89              1.01             -                 -        11.03
       12/31/2004          9.27         0.12            0.75              0.87         (0.12)                -        10.02
       12/31/2003          8.26         0.12            1.01              1.13         (0.12)                -         9.27

Class B
       06/30/2008         12.17         0.19           (0.76)            (0.57)            -                 -        11.60
       12/31/2007         12.07         0.23            0.74              0.97         (0.12)            (0.75)       12.17
       12/31/2006         11.14         0.20            1.03              1.23         (0.10)            (0.20)       12.07
       12/31/2005         10.10         0.14            0.90              1.04             -                 -        11.14
   03/05(A)-12/31/2004     9.52         0.06            0.58              0.64         (0.06)                -        10.10
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      ASSUMING NO EXPENSE REIMBURSE-
                                                                                                       MENT OR FEES PAID INDIRECTLY
                                                                                                      ------------------------------
                                      SUPPLEMENTAL DATA                                               ------------------------------
                          ------------------------------------------                   RATIO OF NET                   RATIO OF NET
                          ------------------------------------------     RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                                        NET ASSETS,                      EXPENSES TO   INCOME (LOSS)     EXPENSES TO  INCOME (LOSS)
                          TOTAL         END OF PERIOD  PORTFOLIO         AVERAGE NET   TO AVERAGE        AVERAGE NET  TO AVERAGE
PERIOD ENDED              RETURN (B)   (IN THOUSANDS)  TURNOVER (D)      ASSETS (C)    NET ASSETS (C)    ASSETS (C)   NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/AIM INTERNATIONAL GROWTH FUND

Class A
       06/30/2008        (12.13)%      $ 387,614        31%              1.03 %        2.42 %            n/a          n/a
       12/31/2007          9.70          475,302       105               1.03          1.90              n/a          n/a
       12/31/2006         22.67          259,811        12               1.06          1.35              n/a          n/a
       12/31/2005         10.69          201,554        71               1.08          1.25              n/a          n/a
       12/31/2004         16.34          94,998         75               1.17          0.96              1.19         0.94
       12/31/2003         28.53          96,811        114               1.23          1.17              1.26         1.14

Class B
       06/30/2008        (12.07)         15,167         31               0.83          2.61              n/a          n/a
       12/31/2007          9.96          15,987        105               0.83          2.08              n/a          n/a
       12/31/2006         22.97          14,618         12               0.85          0.88              n/a          n/a
       12/31/2005         10.94             134         71               0.87          1.46              n/a          n/a
   03/05(A)-12/31/2004    10.72               1         75               0.92          1.30              0.94         1.28

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
       06/30/2008        (10.92)         512,943        22               0.97          0.15              n/a          n/a
       12/31/2007         15.75          525,103        71               0.99          0.17              n/a          n/a
       12/31/2006          7.86          396,703        90               1.00          0.12              n/a          n/a
       12/31/2005          7.23          361,417       101               1.01          0.03              n/a          n/a
       12/31/2004          9.99          191,003        96               1.07          0.09              1.10         0.06
       12/31/2003         30.02           36,421       140               1.10         (0.41)             1.18        (0.49)

Class B
       06/30/2008        (10.85)             533        22               0.77          0.36              n/a          n/a
       12/31/2007         16.05              436        71               0.80          0.36              n/a          n/a
       12/31/2006          8.07              344        90               0.80          0.32              n/a          n/a
       12/31/2005          7.39              236       101               0.81          0.23              n/a          n/a
   03/05(A)-12/31/2004     6.37               24        96               0.86          0.55              0.90         0.52
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND

Class A
       06/30/2008         (3.30)         202,066        11               1.02          3.71              n/a          n/a
       12/31/2007        (15.01)         184,451        76               1.02          1.29              n/a          n/a
       12/31/2006         36.38          254,557        37               1.02          2.98              n/a          n/a
   05/02(A)-12/31/2005    17.00           79,209        36               1.05          3.37              n/a          n/a

Class B
       06/30/2008         (3.19)             352        11               0.82          3.87              n/a          n/a
       12/31/2007        (14.82)             368        76               0.82          1.55              n/a          n/a
       12/31/2006         36.59              378        37               0.82          3.13              n/a          n/a
   05/02(A)-12/31/2005    17.20              146        36               0.85          3.57              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
       06/30/2008        (11.47)          55,656        20               1.16         (0.43)             n/a          n/a
       12/31/2007         11.37           73,951        37               1.15         (0.64)             n/a          n/a
       12/31/2006         14.49           53,265        54               1.16         (0.79)             n/a          n/a
       12/31/2005          8.42           49,776        65               1.16         (0.67)             n/a          n/a
       12/31/2004          6.86           44,358        93               1.16         (0.92)             1.18        (0.94)
       12/31/2003         38.43           43,940        30               1.15         (0.89)             1.19        (0.93)

Class B
       06/30/2008        (11.37)             138        20               0.96         (0.20)             n/a          n/a
       12/31/2007         11.58              111        37               0.95         (0.47)             n/a          n/a
       12/31/2006         14.74              215        54               0.96         (0.58)             n/a          n/a
       12/31/2005          8.73              158        65               0.95         (0.46)             n/a          n/a
   03/05(A)-12/31/2004     2.21                7        93               0.96         (0.68)             0.98        (0.70)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND

Class A
       06/30/2008         (4.77)         244,660        29               1.01          2.80              n/a          n/a
       12/31/2007          7.96          197,825       155               0.98          1.60              n/a          n/a
       12/31/2006         10.79          162,743        62               1.02          1.55              n/a          n/a
       12/31/2005         10.09          127,908        83               1.01          1.22              n/a          n/a
       12/31/2004          9.42          104,564       164               1.03          1.25              1.04         1.24
       12/31/2003         13.73          114,262        60               1.05          1.64              1.07         1.62

Class B
       06/30/2008         (4.68)             409        29               0.81          3.16              n/a          n/a
       12/31/2007          8.24              290       155               0.78          1.78              n/a          n/a
       12/31/2006         10.98              166        62               0.82          1.75              n/a          n/a
       12/31/2005         10.31              131        83               0.81          1.42              n/a          n/a
   03/05(A)-12/31/2004     6.78                2       164               0.77          1.38              0.78         1.37
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commencement of operations.

(B)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(C)  Annualized for periods less than one year.

(D)  Portfolio Turnover excludes dollar roll transactions.

(E)  Calculated using the average shares method for periods ended after December
     31, 2005.

(F)  Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST (Unaudited)
FINANCIAL HIGHLIGHTS
                                                  INCREASE (DECREASE) FROM
                                                  INVESTMENT OPERATIONS (E)                              DISTRIBUTIONS
                                        -------------------------------------------                      FROM NET
                          NET ASSET     -------------------------------------------                      REALIZED
                           VALUE,          NET          NET REALIZED     TOTAL FROM    DISTRIBUTIONS     GAINS ON     NET ASSET
                          BEGINNING     INVESTMENT      & UNREALIZED     INVESTMENT    FROM NET          INVESTMENT   VALUE, END
PERIOD ENDED              OF PERIOD     INCOME (LOSS)  GAINS (LOSSES)    OPERATIONS    INVESTMENT INCOME TRANSACTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND

Class A
       06/30/2008       $ 26.67       $ 0.37          $ (2.88)         $ (2.51)       $    -            $   -        $ 24.16
       12/31/2007         22.23        (0.03)            4.62             4.59         (0.15)               -          26.67
       12/31/2006         19.68         0.07             2.55             2.62         (0.07)               -          22.23
       12/31/2005         19.41         0.08             0.29             0.37         (0.10)               -          19.68
       12/31/2004         17.43         0.10             1.88             1.98             -                -          19.41
       12/31/2003         14.06         0.13             3.24             3.37             -                -          17.43

Class B
       06/30/2008         26.75         0.38            (2.87)           (2.49)            -                -          24.26
       12/31/2007         22.39         0.01             4.65             4.66         (0.30)               -          26.75
       12/31/2006         19.76         0.10             2.58             2.68         (0.05)               -          22.39
       12/31/2005         19.45         0.12             0.29             0.41         (0.10)               -          19.76
   03/05(A)-12/31/2004    18.37         0.11             0.97             1.08             -                -          19.45
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN INTERNATIONAL SMALL CAP FUND

Class A
       06/30/2008          9.87         0.10            (1.80)           (1.70)            -                -           8.17
  12/03(A) - 12/31/2007   10.00         0.00            (0.13)           (0.13)            -                -           9.87

Class B
       06/30/2008          9.88         0.11            (1.80)           (1.69)            -                -           8.19
  12/03(A) - 12/31/2007   10.00         0.00            (0.12)           (0.12)            -                -           9.88
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN U.S. GROWTH EQUITY FUND

Class A
       06/30/2008         23.68         0.02            (2.53)           (2.51)            -                -          21.17
       12/31/2007         21.58         0.00             2.10             2.10             -                -          23.68
       12/31/2006         20.63        (0.01)            0.96             0.95             -                -          21.58
       12/31/2005         19.71        (0.05)            0.97             0.92             -                -          20.63
       12/31/2004         17.65        (0.02)            2.08             2.06             -                -          19.71
       12/31/2003         13.03        (0.04)            4.66             4.62             -                -          17.65

Class B
       06/30/2008         23.88         0.04            (2.55)           (2.51)            -                -          21.37
       12/31/2007         21.72         0.04             2.12             2.16             -                -          23.88
       12/31/2006         20.71         0.02             0.99             1.01             -                -          21.72
       12/31/2005         19.75        (0.01)            0.97             0.96             -                -          20.71
   03/05(A)-12/31/2004    18.67         0.04             1.04             1.08             -                -          19.75
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND

Class A
       06/30/2008         13.90         0.13             0.94             1.07             -                -          14.97
 01/16(A) - 12/31/2007    10.00         0.07             3.83             3.90             -                -          13.90

Class B
       06/30/2008         13.93         0.15             0.93             1.08             -                -          15.01
 01/16(A) - 12/31/2007    10.00         0.12             3.81             3.93             -                -          13.93
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CREDIT SUISSE LONG/SHORT FUND

Class A
       06/30/2008         10.85         0.03            (1.41)           (1.38)            -                -           9.47
 01/16(A) - 12/31/2007    10.00        (0.02)            0.87             0.85             -                -          10.85

Class B
       06/30/2008         10.87         0.04            (1.41)           (1.37)            -                -           9.50
 01/16(A) - 12/31/2007    10.00         0.00             0.87             0.87             -                -          10.87

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
       06/30/2008         14.53         0.09            (2.12)           (2.03)            -                -          12.50
       12/31/2007         17.22         0.20            (0.12)            0.08         (0.35)           (2.42)         14.53
       12/31/2006         15.33         0.15             1.74             1.89          0.00 (F)            -          17.22
       12/31/2005         14.96         0.14             0.36             0.50         (0.13)               -          15.33
       12/31/2004         14.17         0.11             0.79             0.90         (0.11)               -          14.96
       12/31/2003         11.45         0.09             2.72             2.81         (0.09)               -          14.17

Class B
       06/30/2008         14.93         0.11            (2.18)           (2.07)            -                -          12.86
       12/31/2007         17.35         0.25            (0.12)            0.13         (0.13)           (2.42)         14.93
       12/31/2006         15.42         0.19             1.74             1.93          0.00 (F)            -          17.35
       12/31/2005         15.02         0.17             0.36             0.53         (0.13)               -          15.42
   03/05(A)-12/31/2004    14.68         0.07             0.34             0.41         (0.07)               -          15.02
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      ASSUMING NO EXPENSE REIMBURSE-
                                                                                                       MENT OR FEES PAID INDIRECTLY
                                                                                                      ------------------------------
                                      SUPPLEMENTAL DATA                                               ------------------------------
                          ------------------------------------------                   RATIO OF NET                   RATIO OF NET
                          ------------------------------------------     RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                                        NET ASSETS,                      EXPENSES TO   INCOME (LOSS)     EXPENSES TO  INCOME (LOSS)
                          TOTAL         END OF PERIOD  PORTFOLIO         AVERAGE NET   TO AVERAGE        AVERAGE NET  TO AVERAGE
PERIOD ENDED              RETURN (B)   (IN THOUSANDS)  TURNOVER (D)      ASSETS (C)    NET ASSETS (C)    ASSETS (C)   NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND

Class A
       06/30/2008         (9.41)%     $ 242,463         42%              1.09 %        2.99 %            n/a          n/a
       12/31/2007         20.65         232,460        195               1.10         (0.11)             n/a          n/a
       12/31/2006         13.31         160,207        116               1.10          0.35              n/a          n/a
       12/31/2005          1.91         188,593        264               1.10          0.30              n/a          n/a
       12/31/2004         11.36         217,952        296               1.11          0.58              1.21         0.48
       12/31/2003         23.97         197,288        120               1.13          0.70              1.18         0.65

Class B
       06/30/2008         (9.31)            207         42               0.89          3.04              n/a          n/a
       12/31/2007         20.87             133        195               0.90          0.05              n/a          n/a
       12/31/2006         13.57             204        116               0.90          0.49              n/a          n/a
       12/31/2005          2.12             122        264               0.89          0.51              n/a          n/a
   03/05(A)-12/31/2004     5.88               1        296               0.84          1.02              0.94         0.92
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN INTERNATIONAL SMALL CAP FUND

Class A
       06/30/2008        (17.22)         68,317         22               1.31          2.37              n/a          n/a
  12/03(A) - 12/31/2007   (1.30)         73,063          2               1.30          0.22              n/a          n/a

Class B
       06/30/2008        (17.11)            115         22               1.11          2.53              n/a          n/a
  12/03(A) - 12/31/2007   (1.20)            108          2               1.11          0.43              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN U.S. GROWTH EQUITY FUND

Class A
       06/30/2008        (10.60)        272,729         20               0.99          0.15              n/a          n/a
       12/31/2007          9.73         226,712        190               1.00         (0.01)             n/a          n/a
       12/31/2006          4.60         186,424         89               0.99         (0.07)             n/a          n/a
       12/31/2005          4.67         216,007         77               0.99         (0.18)             n/a          n/a
       12/31/2004         11.67         295,491        154               1.00         (0.09)             1.02        (0.11)
       12/31/2003         35.46         257,852         78               1.04         (0.28)             1.08        (0.32)

Class B
       06/30/2008        (10.51)            213         20               0.79          0.33              n/a          n/a
       12/31/2007          9.94             210        190               0.80          0.19              n/a          n/a
       12/31/2006          4.88             173         89               0.80          0.12              n/a          n/a
       12/31/2005          4.86             140         77               0.79          0.02              n/a          n/a
   03/05(A)-12/31/2004     5.78               2        154               0.76          0.40              0.77         0.39
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND

Class A
       06/30/2008          7.70         518,053         39               1.03          1.84              n/a          n/a
 01/16(A) - 12/31/2007    39.00         388,379         51               1.05          0.57              n/a          n/a

Class B
       06/30/2008          7.75             301         39               0.83          2.06              n/a          n/a
 01/16(A) - 12/31/2007    39.30             302         51               0.85          0.96              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/CREDIT SUISSE LONG/SHORT FUND

Class A
       06/30/2008        (12.72)         67,936        138               1.62 (G)      0.62              n/a          n/a
 01/16(A) - 12/31/2007     8.50          68,632        240               2.26 (G)     (0.19)             n/a          n/a

Class B
       06/30/2008        (12.60)            115        138               1.42 (G)      0.83              n/a          n/a
 01/16(A) - 12/31/2007     8.70             117        240               2.07 (G)     (0.01)             n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
       06/30/2008        (13.97)         63,082         26               0.95          1.36              n/a          n/a
       12/31/2007          0.59          81,088         43               0.94          1.13              n/a          n/a
       12/31/2006         12.35         177,972        109               0.96          0.92              n/a          n/a
       12/31/2005          3.37         244,280        106               0.96          0.77              n/a          n/a
       12/31/2004          6.32         357,978        101               0.96          0.85              1.00         0.81
       12/31/2003         24.54         245,913         81               0.97          0.83              1.01         0.79

Class B
       06/30/2008        (13.86)            189         26               0.75          1.57              n/a          n/a
       12/31/2007          0.84             220         43               0.74          1.41              n/a          n/a
       12/31/2006         12.53             175        109               0.76          1.16              n/a          n/a
       12/31/2005          3.56             140        106               0.76          0.97              n/a          n/a
   03/05(A)-12/31/2004     2.81              20        101               0.76          1.33              0.80         1.29
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commencement of operations.

(B)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(C)  Annualized for periods less than one year.

(D)  Portfolio Turnover excludes dollar roll transactions.

(E)  Calculated using the average shares method for periods ended after December
     31, 2005.

(F)  Distributions of $0.00 represent amounts less than $0.005.

(G) Includes dividend expense and borrowing fees on securities sold short of 0.41% for Class A and B shares and 1.06% for Class A and B shares for the periods ended June 30, 2008 and December 31, 2007, respectively.

JNL SERIES TRUST (Unaudited)
FINANCIAL HIGHLIGHTS
                                                  INCREASE (DECREASE) FROM
                                                  INVESTMENT OPERATIONS (E)                              DISTRIBUTIONS
                                        -------------------------------------------                      FROM NET
                          NET ASSET     -------------------------------------------                      REALIZED
                           VALUE,          NET          NET REALIZED     TOTAL FROM    DISTRIBUTIONS     GAINS ON     NET ASSET
                          BEGINNING     INVESTMENT      & UNREALIZED     INVESTMENT    FROM NET          INVESTMENT   VALUE, END
PERIOD ENDED              OF PERIOD     INCOME (LOSS)  GAINS (LOSSES)    OPERATIONS    INVESTMENT INCOME TRANSACTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
       06/30/2008       $ 20.73$       (0.03)       $ (1.34)           $ (1.37)       $   -             $   -        $ 19.36
       12/31/2007         22.19        (0.11)          2.65              2.54             -             (4.00)         20.73
       12/31/2006         20.13        (0.15)          4.17              4.02             -             (1.96)         22.19
       12/31/2005         19.97        (0.15)          0.66              0.51             -             (0.35)         20.13
       12/31/2004         16.81        (0.12)          3.28              3.16             -                 -          19.97
       12/31/2003         12.01        (0.10)          4.90              4.80             -                 -          16.81

Class B
       06/30/2008         20.96        (0.02)         (1.35)            (1.37)            -                 -          19.59
       12/31/2007         22.36        (0.06)          2.66              2.60             -             (4.00)         20.96
       12/31/2006         20.22        (0.10)          4.20              4.10             -             (1.96)         22.36
       12/31/2005         20.02        (0.11)          0.66              0.55             -             (0.35)         20.22
   03/05(A)-12/31/2004    18.33        (0.04)          1.73              1.69             -                 -          20.02
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND (I)

Class A
       06/30/2008         10.09         0.00          (1.14)            (1.14)            -                 -           8.95
 01/16(A) - 12/31/2007    10.00         0.24          (0.15)             0.09             -                 -          10.09
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND

Class A
       06/30/2008          9.99         0.13          (1.56)            (1.43)            -                 -           8.56
 01/16(A) - 12/31/2007    10.00         0.11          (0.05)             0.06         (0.06)            (0.01)          9.99

Class B
       06/30/2008          9.97         0.15          (1.57)            (1.42)            -                 -           8.55
 01/16(A) - 12/31/2007    10.00         0.16          (0.08)             0.08         (0.10)            (0.01)          9.97
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class A
       06/30/2008         10.53         0.33          (0.77)            (0.44)            -                 -          10.09
       12/31/2007         10.70         0.60          (0.40)             0.20         (0.35)            (0.02)         10.53
 05/01(A)-12/31/2006      10.00         0.34           0.64              0.98         (0.26)            (0.02)         10.70

Class B
       06/30/2008         10.17         0.33          (0.74)            (0.41)            -                 -           9.76
       12/31/2007         10.63         0.59          (0.38)             0.21         (0.65)            (0.02)         10.17
 05/01(A)-12/31/2006      10.00         0.35           0.65              1.00         (0.35)            (0.02)         10.63
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND

Class A
       06/30/2008         10.02         0.09          (1.63)            (1.54)            -                 -           8.48
 01/16(A) - 12/31/2007    10.00         0.16          (0.14)             0.02             -                 -          10.02

Class B
       06/30/2008         10.03         0.10          (1.62)            (1.52)            -                 -           8.51
 01/16(A) - 12/31/2007    10.00         0.13          (0.10)             0.03             -                 -          10.03
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class A
       06/30/2008         11.38         0.05          (0.60)            (0.55)            -                 -          10.83
       12/31/2007         12.86         0.11          (0.90)            (0.79)        (0.09)            (0.60)         11.38
       12/31/2006         11.03         0.08           1.88              1.96         (0.02)            (0.11)         12.86
   05/02(A)-12/31/2005    10.00         0.02           1.01              1.03             -                 -          11.03

Class B
       06/30/2008         11.35         0.06          (0.60)            (0.54)            -                 -          10.81
       12/31/2007         12.89         0.13          (0.89)            (0.76)        (0.18)            (0.60)         11.35
       12/31/2006         11.04         0.11           1.87              1.98         (0.02)            (0.11)         12.89
   05/02(A)-12/31/2005    10.00         0.03           1.01              1.04             -                 -          11.04
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS CORE PLUS BOND FUND

Class A
       06/30/2008         12.01         0.22          (0.49)            (0.27)            -                 -          11.74
       12/31/2007         11.60         0.57           0.23              0.80         (0.39)                -          12.01
       12/31/2006         11.08         0.54          (0.01)             0.53         (0.01)                -          11.60
       12/31/2005         11.47         0.44          (0.14)             0.30         (0.48)            (0.21)         11.08
       12/31/2004         11.40         0.56           0.23              0.79         (0.53)            (0.19)         11.47
       12/31/2003         10.63         0.49           0.95              1.44         (0.52)            (0.15)         11.40

Class B
       06/30/2008         12.13         0.24          (0.49)            (0.25)            -                 -          11.88
       12/31/2007         12.05         0.61           0.25              0.86         (0.78)                -          12.13
       12/31/2006         11.49         0.58          (0.01)             0.57         (0.01)                -          12.05
       12/31/2005         11.84         0.48          (0.14)             0.34         (0.48)            (0.21)         11.49
   03/05(A)-12/31/2004    11.60         0.20           0.41              0.61         (0.18)            (0.19)         11.84
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      ASSUMING NO EXPENSE REIMBURSE-
                                                                                                       MENT OR FEES PAID INDIRECTLY
                                                                                                      ------------------------------
                                      SUPPLEMENTAL DATA                                               ------------------------------
                          ------------------------------------------                   RATIO OF NET                   RATIO OF NET
                          ------------------------------------------     RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                                        NET ASSETS,                      EXPENSES TO   INCOME (LOSS)     EXPENSES TO  INCOME (LOSS)
                          TOTAL         END OF PERIOD  PORTFOLIO         AVERAGE NET   TO AVERAGE        AVERAGE NET  TO AVERAGE
PERIOD ENDED              RETURN (B)   (IN THOUSANDS)  TURNOVER (D)      ASSETS (C)    NET ASSETS (C)    ASSETS (C)   NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
       06/30/2008        (6.61)%      $ 233,102        29%               1.03 %       (0.36)%             n/a          n/a
       12/31/2007         12.14         231,713        81                1.03         (0.45)              n/a          n/a
       12/31/2006         20.03         199,096        68                1.05         (0.67)              n/a          n/a
       12/31/2005          2.52         159,471        57                1.06         (0.72)              n/a          n/a
       12/31/2004         18.80         169,746        53                1.06         (0.76)             1.07        (0.77)
       12/31/2003         39.97         109,972        70                1.05         (0.75)             1.10        (0.80)

Class B
       06/30/2008        (6.54)             176        29                0.83         (0.16)              n/a          n/a
       12/31/2007         12.32             217        81                0.83         (0.24)              n/a          n/a
       12/31/2006         20.34             245        68                0.85         (0.46)              n/a          n/a
       12/31/2005          2.71             145        57                0.85         (0.51)              n/a          n/a
   03/05(A)-12/31/2004     9.22               7        53                0.84         (0.53)             0.86        (0.55)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND (I)

Class A
       06/30/2008        (11.30)        801,616         5                0.06         (0.06)              n/a          n/a
 01/16(A) - 12/31/2007     0.90         800,395         9                0.05          2.42               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND

Class A
       06/30/2008        (14.31)        310,413         6                1.10          2.96               n/a          n/a
 01/16(A) - 12/31/2007     0.63         318,542         3                1.10          1.15               n/a          n/a

Class B
       06/30/2008        (14.24)            129         6                0.90          3.21               n/a          n/a
 01/16(A) - 12/31/2007     0.82             211         3                0.90          1.58               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND

Class A
       06/30/2008         (4.18)        621,631        21                0.99          6.48               n/a          n/a
       12/31/2007          1.85         549,659        21 (G)            1.02          5.45               n/a          n/a
 05/01(A)-12/31/2006       9.78          64,653        43                1.10          4.85               n/a          n/a

Class B
       06/30/2008         (4.03)            282        21                0.79          6.70               n/a          n/a
       12/31/2007          1.96             170        21 (G)            0.83          5.37               n/a          n/a
 05/01(A)-12/31/2006      10.01             114        43                0.90          5.06               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND

Class A
       06/30/2008        (15.37)        333,253        18                1.08 (H)      1.97               n/a          n/a
 01/16(A) - 12/31/2007     0.20         344,535        33                1.07 (H)      1.60               n/a          n/a

Class B
       06/30/2008        (15.15)            184        18                0.88 (H)      2.17               n/a          n/a
 01/16(A) - 12/31/2007     0.30             210        33                0.86 (H)      1.29               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

Class A
       06/30/2008         (4.83)        100,116         7                1.15          0.87               n/a          n/a
       12/31/2007         (6.14)        100,289        26                1.16          0.80               n/a          n/a
       12/31/2006         17.71         130,608         6                1.16          0.67               n/a          n/a
   05/02(A)-12/31/2005    10.30          72,399         5                1.14          0.39               n/a          n/a

Class B
       06/30/2008         (4.76)            166         7                0.95          1.09               n/a          n/a
       12/31/2007         (5.89)            123        26                0.96          0.96               n/a          n/a
       12/31/2006         17.93             239         6                0.95          0.88               n/a          n/a
   05/02(A)-12/31/2005    10.40             139         5                0.96          0.57               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS CORE PLUS BOND FUND

Class A
       06/30/2008         (2.25)        651,510        236 (F)           0.89          3.74               n/a          n/a
       12/31/2007          6.91         614,033        186 (F)           0.91          4.79               n/a          n/a
       12/31/2006          4.77         460,890        113 (F)           0.92          4.81               n/a          n/a
       12/31/2005          2.62         338,943         97 (F)           0.93          4.44               n/a          n/a
       12/31/2004          6.91         236,706         74 (F)           0.94          4.63               n/a          n/a
       12/31/2003         13.53         197,923         61               0.95          5.03               n/a          n/a

Class B
       06/30/2008         (2.06)            193        236 (F)           0.69          3.96               n/a          n/a
       12/31/2007          7.18             171        186 (F)           0.71          4.99               n/a          n/a
       12/31/2006          4.94             259        113 (F)           0.72          5.01               n/a          n/a
       12/31/2005          2.87             171         97 (F)           0.73          4.64               n/a          n/a
   03/05(A)-12/31/2004     5.20               8         74 (F)           0.72          4.87               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commencement of operations.

(B)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(C)  Annualized for periods less than one year.

(D)  Portfolio Turnover excludes dollar roll transactions.

(E)  Calculated using the average shares method for periods ended after December
     31, 2005.

(F)  Portfolio Turnover including dollar roll transactions for JNL/Goldman Sachs
     Core Plus Bond Fund was 431% for the period  ended June 30,  2008 and 423%,
     453%, 570%, and 332% in 2004, 2005, 2006, and 2007, respectively.

(G)  Portfolio  Turnover  including  dollar roll  transactions  for JNL/Franklin
     Templeton Income Fund was 34% for 2007.

(H) Includes dividend expense and borrowing fees on securities sold short of 0.02% for Class A and B shares and 0.01% for Class A and B shares for the periods ended June 30, 2008 and December 31, 2007, respectively.

(I) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

JNL SERIES TRUST (Unaudited)
FINANCIAL HIGHLIGHTS
                                                  INCREASE (DECREASE) FROM
                                                  INVESTMENT OPERATIONS (E)                              DISTRIBUTIONS
                                        -------------------------------------------                      FROM NET
                          NET ASSET     -------------------------------------------                      REALIZED
                           VALUE,          NET          NET REALIZED     TOTAL FROM    DISTRIBUTIONS     GAINS ON     NET ASSET
                          BEGINNING     INVESTMENT      & UNREALIZED     INVESTMENT    FROM NET          INVESTMENT   VALUE, END
PERIOD ENDED              OF PERIOD     INCOME (LOSS)  GAINS (LOSSES)    OPERATIONS    INVESTMENT INCOME TRANSACTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class A
       06/30/2008       $ 12.82       $ 0.07         $ (0.50)          $ (0.43)       $   -             $   -       $ 12.39
       12/31/2007         12.96         0.14            0.22              0.36        (0.08)            (0.42)        12.82
       12/31/2006         11.39         0.11            1.68              1.79        (0.04)            (0.18)        12.96
   05/02(A)-12/31/2005    10.00         0.06            1.33              1.39            -                 -         11.39

Class B
       06/30/2008         12.83         0.08           (0.50)            (0.42)           -                 -         12.41
       12/31/2007         12.99         0.16            0.22              0.38        (0.12)            (0.42)        12.83
       12/31/2006         11.40         0.13            1.70              1.83        (0.06)            (0.18)        12.99
   05/02(A)-12/31/2005    10.00         0.07            1.33              1.40            -                 -         11.40
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class A
       06/30/2008         10.49         0.21           (0.35)            (0.14)           -                 -         10.35
       12/31/2007         10.31         0.49            0.01              0.50        (0.32)                -         10.49
 05/01(A)-12/31/2006      10.00         0.31            0.00              0.31            -                 -         10.31

Class B
       06/30/2008         10.53         0.22           (0.34)            (0.12)           -                 -         10.41
       12/31/2007         10.33         0.50            0.01              0.51        (0.31)                -         10.53
 05/01(A)-12/31/2006      10.00         0.32            0.01              0.33            -                 -         10.33
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
       06/30/2008         14.35         0.28           (2.12)            (1.84)           -                 -         12.51
       12/31/2007         14.02         0.27            1.36              1.63        (0.17)            (1.13)        14.35
       12/31/2006         10.94         0.26            3.23              3.49        (0.08)            (0.33)        14.02
       12/31/2005          9.29         0.13            1.59              1.72        (0.01)            (0.06)        10.94
       12/31/2004          7.65         0.07            1.65              1.72        (0.08)                -          9.29
       12/31/2003          5.56         0.00            2.19              2.19        (0.10)                -          7.65

Class B
       06/30/2008         14.57         0.31           (2.17)            (1.86)           -                 -         12.71
       12/31/2007         14.23         0.31            1.38              1.69        (0.22)            (1.13)        14.57
       12/31/2006         11.07         0.28            3.29              3.57        (0.08)            (0.33)        14.23
       12/31/2005          9.37         0.15            1.62              1.77        (0.01)            (0.06)        11.07
   03/05(A)-12/31/2004     8.17         0.03            1.18              1.21        (0.01)                -          9.37
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN MIDCAP GROWTH FUND

Class A
       06/30/2008         20.07        (0.04)          (1.58)            (1.62)           -                 -         18.45
       12/31/2007         18.59        (0.03)           1.51              1.48            -                 -         20.07
       12/31/2006         16.59        (0.01)           2.01              2.00            -                 -         18.59
       12/31/2005         15.67        (0.02)           0.99              0.97        (0.05)                -         16.59
       12/31/2004         13.28         0.05            2.34              2.39            -                 -         15.67
       12/31/2003          9.79        (0.06)           3.55              3.49            -                 -         13.28

Class B
       06/30/2008         20.22        (0.02)          (1.59)            (1.61)           -                 -         18.61
       12/31/2007         18.70         0.01            1.51              1.52            -                 -         20.22
       12/31/2006         16.65         0.02            2.03              2.05            -                 -         18.70
       12/31/2005         15.70         0.01            0.99              1.00        (0.05)                -         16.65
   03/05(A)-12/31/2004    13.97         0.05            1.68              1.73            -                 -         15.70
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND
Class A
       06/30/2008         11.74         0.27           (0.15)             0.12            -                 -         11.86
       12/31/2007         11.43         0.53            0.20              0.73        (0.42)                -         11.74
       12/31/2006         11.07         0.46           (0.10)             0.36            -                 -         11.43
       12/31/2005         11.31         0.41           (0.14)             0.27        (0.41)            (0.10)        11.07
       12/31/2004         11.47         0.54           (0.10)             0.44        (0.53)            (0.07)        11.31
       12/31/2003         11.89         0.45           (0.31)             0.14        (0.42)            (0.14)        11.47

Class B
       06/30/2008         12.16         0.29           (0.15)             0.14            -                 -         12.30
       12/31/2007         11.89         0.57            0.22              0.79        (0.52)                -         12.16
       12/31/2006         11.50         0.50           (0.11)             0.39         -                    -         11.89
       12/31/2005         11.71         0.44           (0.14)             0.30        (0.41)            (0.10)        11.50
   03/05(A)-12/31/2004    11.75         0.16            0.02              0.18        (0.15)            (0.07)        11.71
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class A
       06/30/2008         14.47         0.23           (1.48)            (1.25)           -                 -         13.22
       12/31/2007         10.99         0.18            3.32              3.50        (0.02)                -         14.47
 05/01(A)-12/31/2006      10.00         0.10            0.89              0.99            -                 -         10.99

Class B
       06/30/2008         14.49         0.23           (1.47)            (1.24)           -                 -         13.25
       12/31/2007         11.00         0.21            3.32              3.53        (0.04)                -         14.49
 05/01(A)-12/31/2006      10.00         0.11            0.89              1.00            -                 -         11.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      ASSUMING NO EXPENSE REIMBURSE-
                                                                                                       MENT OR FEES PAID INDIRECTLY
                                                                                                      ------------------------------
                                      SUPPLEMENTAL DATA                                               ------------------------------
                          ------------------------------------------                   RATIO OF NET                   RATIO OF NET
                          ------------------------------------------     RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                                        NET ASSETS,                      EXPENSES TO   INCOME (LOSS)     EXPENSES TO  INCOME (LOSS)
                          TOTAL         END OF PERIOD  PORTFOLIO         AVERAGE NET   TO AVERAGE        AVERAGE NET  TO AVERAGE
PERIOD ENDED              RETURN (B)   (IN THOUSANDS)  TURNOVER (D)      ASSETS (C)    NET ASSETS (C)    ASSETS (C)   NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND

Class A
       06/30/2008         (3.35)%     $ 203,775         44%              1.03 %        1.08 %            n/a          n/a
       12/31/2007          2.80         169,388        117               1.03          1.01              n/a          n/a
       12/31/2006         15.73         144,432         47               1.05          0.90              n/a          n/a
   05/02(A)-12/31/2005    13.90          85,789         34               1.06          1.02              n/a          n/a

Class B
       06/30/2008         (3.27)            212         44               0.83          1.26              n/a          n/a
       12/31/2007          2.97             210        117               0.83          1.16              n/a          n/a
       12/31/2006         16.06             206         47               0.85          1.09              n/a          n/a
   05/02(A)-12/31/2005    14.00             151         34               0.86          1.22              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

Class A
       06/30/2008         (1.33)        301,782         50 (G)           0.74          3.98              n/a          n/a
       12/31/2007          4.82         311,237         73 (G)           0.75          4.62              n/a          n/a
 05/01(A)-12/31/2006       3.10         327,071        109 (G)           0.74          4.52              n/a          n/a

Class B
       06/30/2008         (1.14)            110         50 (G)           0.54          4.24              n/a          n/a
       12/31/2007          4.95             118         73 (G)           0.55          4.74              n/a          n/a
 05/01(A)-12/31/2006       3.30             103        109 (G)           0.54          4.72              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
       06/30/2008        (12.82)        590,251         47               1.01          4.29              n/a          n/a
       12/31/2007         11.97         727,077         98               1.01          1.81              n/a          n/a
       12/31/2006         31.98         485,663         83               1.04          2.09              n/a          n/a
       12/31/2005         18.57         234,118         72               1.08          1.63              n/a          n/a
       12/31/2004         22.54          82,081         90               1.13          1.14              n/a          n/a
       12/31/2003         39.43          29,609        132               1.12          0.75              n/a          n/a

Class B
       06/30/2008        (12.77)            555         47               0.81          4.65              n/a          n/a
       12/31/2007         12.23             467         98               0.81          2.01              n/a          n/a
       12/31/2006         32.27             390         83               0.84          2.14              n/a          n/a
       12/31/2005         18.90             165         72               0.87          1.84              n/a          n/a
   03/05(A)-12/31/2004    14.85               5         90               0.93          1.36              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN MIDCAP GROWTH FUND

Class A
       06/30/2008         (8.07)        159,604         51               1.02         (0.40)             n/a          n/a
       12/31/2007          7.96         184,228        184               1.01         (0.16)             n/a          n/a
       12/31/2006         12.06         221,504        151               1.01         (0.07)             n/a          n/a
       12/31/2005          6.16         217,173        149               1.01         (0.11)             n/a          n/a
       12/31/2004         18.00         210,402        232               1.02          0.39              1.04         0.37
       12/31/2003         35.65         158,013         32               1.05         (0.51)             1.07        (0.53)

Class B
       06/30/2008         (7.96)            226         51               0.82         (0.20)             n/a          n/a
       12/31/2007          8.13             234        184               0.81          0.03              n/a          n/a
       12/31/2006         12.31             163        151               0.81          0.14              n/a          n/a
       12/31/2005          6.34             128        149               0.80          0.10              n/a          n/a
   03/05(A)-12/31/2004    12.38               3        232               0.78          0.97              0.80         0.95
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND

Class A
       06/30/2008          1.02         370,724         13               0.76          4.53              n/a          n/a
       12/31/2007          6.38         265,662         57 (F)           0.78          4.51              n/a          n/a
       12/31/2006          3.25         235,088        114 (F)           0.79          4.16              n/a          n/a
       12/31/2005          2.35         214,590         39 (F)           0.79          3.76              n/a          n/a
       12/31/2004          3.85         197,863         65 (F)           0.79          3.92              n/a          n/a
       12/31/2003          1.18         257,274         44               0.78          3.26              n/a          n/a

Class B
       06/30/2008          1.15             199         13               0.56          4.79              n/a          n/a
       12/31/2007          6.64             138         57 (F)           0.58          4.71              n/a          n/a
       12/31/2006          3.39             140        114 (F)           0.59          4.36              n/a          n/a
       12/31/2005          2.53             121         39 (F)           0.59          3.96              n/a          n/a
   03/05(A)-12/31/2004     1.54              13         65 (F)           0.61          4.22              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND

Class A
       06/30/2008         (8.64)        392,615         26               1.26          3.35              n/a          n/a
       12/31/2007         31.81         411,866         53               1.29          1.37              n/a          n/a
 05/01(A)-12/31/2006       9.90          88,626         28               1.35          1.52              n/a          n/a

Class B
       06/30/2008         (8.56)            342         26               1.06          3.34              n/a          n/a
       12/31/2007         32.12             347         53               1.09          1.63              n/a          n/a
 05/01(A)-12/31/2006      10.00             150         28               1.16          1.69              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commencement of operations.

(B)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(C)  Annualized for periods less than one year.

(D)  Portfolio Turnover excludes dollar roll transactions.

(E)  Calculated using the average shares method for periods ended after December
     31, 2005.

(F)  Portfolio Turnover including dollar roll transactions for JNL/JPMorgan U.S.
     Government  & Quality  Bond Fund was 643%,  487%,  524%,  and 217% in 2004,
     2005, 2006, and 2007, respectively.

(G)  Portfolio Turnover including dollar roll transactions for JNL/Goldman Sachs
     Short  Duration  Bond Fund was 57% for the period  ended June 30,  2008 and
     118% and 78% for 2006 and 2007, respectively.

JNL SERIES TRUST (Unaudited)
FINANCIAL HIGHLIGHTS
                                                  INCREASE (DECREASE) FROM
                                                  INVESTMENT OPERATIONS (E)                              DISTRIBUTIONS
                                        -------------------------------------------                      FROM NET
                          NET ASSET     -------------------------------------------                      REALIZED
                           VALUE,          NET          NET REALIZED     TOTAL FROM    DISTRIBUTIONS     GAINS ON     NET ASSET
                          BEGINNING     INVESTMENT      & UNREALIZED     INVESTMENT    FROM NET          INVESTMENT   VALUE, END
PERIOD ENDED              OF PERIOD     INCOME (LOSS)  GAINS (LOSSES)    OPERATIONS    INVESTMENT INCOME TRANSACTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP EQUITY FUND

Class A
       06/30/2008       $ 11.47       $ 0.07         $ (1.13)          $ (1.06)       $   -             $   -       $ 10.41
       12/31/2007         14.08         0.11           (0.50)            (0.39)       (0.08)            (2.14)        11.47
       12/31/2006         13.54         0.07            1.89              1.96        (0.07)            (1.35)        14.08
       12/31/2005         14.66         0.07            1.24              1.31        (0.06)            (2.37)        13.54
       12/31/2004         13.16         0.02            3.21              3.23        (0.02)            (1.71)        14.66
       12/31/2003         10.23         0.04            2.92              2.96        (0.03)                -         13.16

Class B
       06/30/2008         11.62         0.08           (1.14)            (1.06)           -                 -         10.56
       12/31/2007         14.23         0.14           (0.51)            (0.37)       (0.10)            (2.14)        11.62
       12/31/2006         13.61         0.10            1.90              2.00        (0.03)            (1.35)        14.23
       12/31/2005         14.70         0.10            1.24              1.34        (0.06)            (2.37)        13.61
   03/05(A)-12/31/2004    14.28         0.02            2.13              2.15        (0.02)            (1.71)        14.70
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP EQUITY FUND

Class A
       06/30/2008         10.31         0.02           (0.98)            (0.96)           -                 -          9.35
       12/31/2007         12.27         0.04           (0.88)            (0.84)       (0.02)            (1.10)        10.31
       12/31/2006         12.77         0.00            2.13              2.13            -             (2.63)        12.27
       12/31/2005         13.81        (0.01)           0.67              0.66            -             (1.70)        12.77
       12/31/2004         13.05        (0.02)           2.03              2.01        (0.01)            (1.24)        13.81
       12/31/2003          9.40         0.01            3.64              3.65            -                 -         13.05

Class B
       06/30/2008         10.40         0.03           (0.99)            (0.96)           -                 -          9.44
       12/31/2007         12.38         0.06           (0.88)            (0.82)       (0.06)            (1.10)        10.40
       12/31/2006         12.83         0.04            2.14              2.18            -             (2.63)        12.38
       12/31/2005         13.84         0.01            0.68              0.69            -             (1.70)        12.83
   03/05(A)-12/31/2004    13.92         0.00            1.16              1.16            -             (1.24)        13.84
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND (G)

Class A
       06/30/2008          9.92         0.00           (1.01)            (1.01)           -                 -          8.91
 04/30(A) - 12/31/2007    10.00         0.21           (0.29)            (0.08)           -                 -          9.92
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
       06/30/2008         11.16         0.26           (0.16)             0.10            -                 -         11.26
       12/31/2007         10.92         0.52            0.18              0.70        (0.46)                -         11.16
       12/31/2006         10.75         0.48           (0.09)             0.39        (0.22)                -         10.92
       12/31/2005         10.83         0.18            0.02              0.20        (0.22)            (0.06)        10.75
       12/31/2004         10.47         0.35            0.04              0.39        (0.03)                -         10.83
       12/31/2003         10.48         0.23            0.07              0.30        (0.19)            (0.12)        10.47

Class B
       06/30/2008         11.44         0.28           (0.17)             0.11            -                 -         11.55
       12/31/2007         11.05         0.55            0.19              0.74        (0.35)                -         11.44
       12/31/2006         10.70         0.50           (0.09)             0.41        (0.06)                -         11.05
       12/31/2005         10.76         0.20            0.02              0.22        (0.22)            (0.06)        10.70
   03/05(A)-12/31/2004    10.73         0.12            0.02              0.14        (0.11)                -         10.76
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
       06/30/2008          8.75         0.06           (1.22)            (1.16)           -                 -          7.59
       12/31/2007          8.78         0.10            0.23              0.33        (0.08)            (0.28)         8.75
       12/31/2006          8.32         0.10            1.30              1.40        (0.12)            (0.82)         8.78
       12/31/2005          8.80         0.05            0.33              0.38        (0.27)            (0.59)         8.32
       12/31/2004          7.93         0.07            0.82              0.89        (0.02)                -          8.80
       12/31/2003          6.16         0.03            1.76              1.79        (0.02)                -          7.93

Class B
       06/30/2008          8.71         0.06           (1.20)            (1.14)           -                 -          7.57
       12/31/2007          8.82         0.12            0.21              0.33        (0.16)            (0.28)         8.71
       12/31/2006          8.28         0.12            1.29              1.41        (0.05)            (0.82)         8.82
       12/31/2005          8.73         0.08            0.33              0.41        (0.27)            (0.59)         8.28
   03/05(A)-12/31/2004     8.24         0.08            0.48              0.56        (0.07)                -          8.73
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND (G)

Class A
       06/30/2008         10.00         0.00           (0.74)            (0.74)           -                 -          9.26
 04/30(A) - 12/31/2007    10.00         0.36           (0.36)                -            -                 -         10.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      ASSUMING NO EXPENSE REIMBURSE-
                                                                                                       MENT OR FEES PAID INDIRECTLY
                                                                                                      ------------------------------
                                      SUPPLEMENTAL DATA                                               ------------------------------
                          ------------------------------------------                   RATIO OF NET                   RATIO OF NET
                          ------------------------------------------     RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                                        NET ASSETS,                      EXPENSES TO   INCOME (LOSS)     EXPENSES TO  INCOME (LOSS)
                          TOTAL         END OF PERIOD  PORTFOLIO         AVERAGE NET   TO AVERAGE        AVERAGE NET  TO AVERAGE
PERIOD ENDED              RETURN (B)   (IN THOUSANDS)  TURNOVER (D)      ASSETS (C)    NET ASSETS (C)    ASSETS (C)   NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP EQUITY FUND

Class A
       06/30/2008         (9.24)%     $ 198,156         35%              1.02 %        1.29 %             n/a          n/a
       12/31/2007         (2.61)        243,429         84               1.02          0.71               n/a          n/a
       12/31/2006         14.56         217,646         70               1.03          0.50               n/a          n/a
       12/31/2005          8.81         228,735         85               1.03          0.49               n/a          n/a
       12/31/2004         24.72         222,542        101               1.08          0.20              1.13         0.15
       12/31/2003         28.89         142,798         89               1.08          0.40              1.17         0.31

Class B
       06/30/2008         (9.12)          3,427         35               0.82          1.48               n/a          n/a
       12/31/2007         (2.44)          3,683         84               0.82          0.92               n/a          n/a
       12/31/2006         14.77           3,093         70               0.83          0.68               n/a          n/a
       12/31/2005          8.99             253         85               0.83          0.69               n/a          n/a
   03/05(A)-12/31/2004    15.20              29        101               0.88          0.45              0.93         0.40
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP EQUITY FUND

Class A
       06/30/2008         (9.31)        109,175         51               1.05          0.33               n/a          n/a
       12/31/2007         (6.81)        133,109        106               1.06          0.31               n/a          n/a
       12/31/2006         16.80         154,450         96               1.06          0.03               n/a          n/a
       12/31/2005          4.65         197,826         99               1.06         (0.07)              n/a          n/a
       12/31/2004         15.38         218,851        105               1.12         (0.20)             1.18        (0.26)
       12/31/2003         38.83         155,191         71               1.13          0.17              1.20         0.10

Class B
       06/30/2008         (9.23)            187         51               0.85          0.53               n/a          n/a
       12/31/2007         (6.63)            215        106               0.86          0.50               n/a          n/a
       12/31/2006         17.12             291         96               0.86          0.26               n/a          n/a
       12/31/2005          4.85             228         99               0.86          0.13               n/a          n/a
   03/05(A)-12/31/2004     8.34              27        105               0.92         (0.10)             0.98        (0.16)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND (G)

Class A
       06/30/2008        (10.18)        100,126         11               0.05         (0.05)              n/a          n/a
 04/30(A) - 12/31/2007    (0.80)         57,683         60               0.06          3.14               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
       06/30/2008          0.90         375,520         26 (F)           0.61          4.64               n/a          n/a
       12/31/2007          6.43         349,683         45 (F)           0.60          4.68               n/a          n/a
       12/31/2006          3.64         247,489         65 (F)           0.61          4.42               n/a          n/a
       12/31/2005          1.85         180,542        361               0.61          3.46               n/a          n/a
       12/31/2004          3.74         116,440        215               0.61          3.31               n/a          n/a
       12/31/2003          2.87          83,547         71               0.60          3.29               n/a          n/a

Class B
       06/30/2008          0.96           1,498         26 (F)           0.41          4.85               n/a          n/a
       12/31/2007          6.68             906         45 (F)           0.41          4.88               n/a          n/a
       12/31/2006          3.85             692         65 (F)           0.41          4.65               n/a          n/a
       12/31/2005          2.04             147        361               0.41          3.66               n/a          n/a
   03/05(A)-12/31/2004     1.35              17        215               0.41          3.38               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
       06/30/2008        (13.26)         65,058         29               0.83          1.43               n/a          n/a
       12/31/2007          3.76          89,477         54               0.79          1.12               n/a          n/a
       12/31/2006         16.84          77,608         43               0.80          1.15               n/a          n/a
       12/31/2005          4.24          62,053         46               0.80          0.96               n/a          n/a
       12/31/2004         11.27         181,444         67               0.78          1.17              0.78         1.17
       12/31/2003         29.09          89,068        124               0.87          0.87              0.89         0.85

Class B
       06/30/2008        (13.09)            194         29               0.63          1.61               n/a          n/a
       12/31/2007          3.82             156         54               0.59          1.27               n/a          n/a
       12/31/2006         17.06             243         43               0.60          1.35               n/a          n/a
       12/31/2005          4.63             179         46               0.61          1.15               n/a          n/a
   03/05(A)-12/31/2004     6.85               4         67               0.58          1.55              0.58         1.55
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND (G)

Class A
       06/30/2008         (7.40)         49,049          5               0.06         (0.06)              n/a          n/a
 04/30(A) - 12/31/2007     0.00          29,922         32               0.06          5.34               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commencement of operations.

(B)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(C)  Annualized for periods less than one year.

(D)  Portfolio Turnover excludes dollar roll transactions.

(E)  Calculated using the average shares method for periods ended after December
     31, 2005.

(F)  Portfolio  Turnover  including  dollar  roll  transactions  for  JNL/Mellon
     Capital  Management  Bond Index Fund was 26% for the period  ended June 30,
     2008 and 79% and 52% in 2006 and 2007, respectively.

(G) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

JNL SERIES TRUST (Unaudited)
FINANCIAL HIGHLIGHTS
                                                  INCREASE (DECREASE) FROM
                                                  INVESTMENT OPERATIONS (E)                              DISTRIBUTIONS
                                        -------------------------------------------                      FROM NET
                          NET ASSET     -------------------------------------------                      REALIZED
                           VALUE,          NET          NET REALIZED     TOTAL FROM    DISTRIBUTIONS     GAINS ON     NET ASSET
                          BEGINNING     INVESTMENT      & UNREALIZED     INVESTMENT    FROM NET          INVESTMENT   VALUE, END
PERIOD ENDED              OF PERIOD     INCOME (LOSS)  GAINS (LOSSES)    OPERATIONS    INVESTMENT INCOME TRANSACTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
       06/30/2008       $ 17.55       $ 0.33         $ (2.29)         $ (1.96)        $   -             $   -       $ 15.59
       12/31/2007         16.54         0.40            1.29             1.69         (0.45)            (0.23)        17.55
       12/31/2006         13.59         0.32            3.15             3.47         (0.37)            (0.15)        16.54
       12/31/2005         13.67         0.29            1.53             1.82         (0.27)            (1.63)        13.59
       12/31/2004         11.45         0.16            2.07             2.23         (0.01)                -         13.67
       12/31/2003          8.44         0.10            3.04             3.14         (0.13)                -         11.45

Class B
       06/30/2008         18.04         0.36           (2.36)           (2.00)            -                 -         16.04
       12/31/2007         16.88         0.44            1.32             1.76         (0.37)            (0.23)        18.04
       12/31/2006         13.60         0.22            3.30             3.52         (0.09)            (0.15)        16.88
       12/31/2005         13.66         0.31            1.53             1.84         (0.27)            (1.63)        13.60
   03/05(A)-12/31/2004    12.05         0.05            1.62             1.67         (0.06)                -         13.66
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
       06/30/2008         14.78         0.08           (0.73)           (0.65)            -                 -         14.13
       12/31/2007         14.96         0.17            0.93             1.10         (0.05)            (1.23)        14.78
       12/31/2006         14.21         0.14            1.24             1.38         (0.13)            (0.50)        14.96
       12/31/2005         13.28         0.09            1.51             1.60         (0.10)            (0.57)        14.21
       12/31/2004         11.47         0.06            1.75             1.81             -                 -         13.28
       12/31/2003          8.55         0.03            2.92             2.95         (0.03)                -         11.47

Class B
       06/30/2008         14.95         0.09           (0.74)           (0.65)            -                 -         14.30
       12/31/2007         15.07         0.21            0.94             1.15         (0.04)            (1.23)        14.95
       12/31/2006         14.22         0.19            1.22             1.41         (0.06)            (0.50)        15.07
       12/31/2005         13.27         0.11            1.51             1.62         (0.10)            (0.57)        14.22
   03/05(A)-12/31/2004    12.28         0.05            0.98             1.03         (0.04)                -         13.27
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
       06/30/2008         12.36         0.09           (1.60)           (1.51)            -                 -         10.85
       12/31/2007         12.06         0.18            0.40             0.58         (0.16)            (0.12)        12.36
       12/31/2006         10.68         0.16            1.45             1.61         (0.15)            (0.08)        12.06
       12/31/2005         10.66         0.13            0.34             0.47         (0.12)            (0.33)        10.68
       12/31/2004          9.84         0.12            0.87             0.99         (0.12)            (0.05)        10.66
       12/31/2003          7.79         0.03            2.13             2.16         (0.08)            (0.03)         9.84

Class B
       06/30/2008         12.57         0.10           (1.63)           (1.53)            -                 -         11.04
       12/31/2007         12.27         0.21            0.41             0.62         (0.20)            (0.12)        12.57
       12/31/2006         10.76         0.21            1.44             1.65         (0.06)            (0.08)        12.27
       12/31/2005         10.72         0.15            0.34             0.49         (0.12)            (0.33)        10.76
   03/05(A)-12/31/2004    10.25         0.09            0.52             0.61         (0.09)            (0.05)        10.72
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
       06/30/2008         13.53         0.07           (1.39)           (1.32)            -                 -         12.21
       12/31/2007         14.79         0.18           (0.51)           (0.33)        (0.04)            (0.89)        13.53
       12/31/2006         13.44         0.15            2.19             2.34         (0.12)            (0.87)        14.79
       12/31/2005         13.43         0.08            0.49             0.57         (0.09)            (0.47)        13.44
       12/31/2004         11.46         0.07            1.93             2.00             -             (0.03)        13.43
       12/31/2003          7.94         0.05            3.59             3.64         (0.04)            (0.08)        11.46

Class B
       06/30/2008         13.66         0.09           (1.41)           (1.32)            -                 -         12.34
       12/31/2007         14.86         0.21           (0.50)           (0.29)        (0.02)            (0.89)        13.66
       12/31/2006         13.42         0.20            2.16             2.36         (0.05)            (0.87)        14.86
       12/31/2005         13.39         0.10            0.49             0.59         (0.09)            (0.47)        13.42
   03/05(A)-12/31/2004    12.33         0.06            1.08             1.14         (0.05)            (0.03)        13.39
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
       06/30/2008         14.97         0.16           (2.19)           (2.03)            -                 -         12.94
       12/31/2007         15.25         0.13            0.81             0.94         (0.12)            (1.10)        14.97
       12/31/2006         13.53         0.08            2.21             2.29         (0.07)            (0.50)        15.25
       12/31/2005         11.92         0.08            1.56             1.64         (0.03)                -         13.53
       12/31/2004         10.12         0.03            1.78             1.81         (0.01)                -         11.92
       12/31/2003          7.20         0.03            2.89             2.92             -                 -         10.12

Class B
       06/30/2008         15.11         0.17           (2.21)           (2.04)            -                 -         13.07
       12/31/2007         15.35         0.17            0.81             0.98         (0.12)            (1.10)        15.11
       12/31/2006         13.57         0.11            2.22             2.33         (0.05)            (0.50)        15.35
       12/31/2005         11.93         0.11            1.56             1.67         (0.03)                -         13.57
   03/05(A)-12/31/2004    10.71         0.03            1.21             1.24         (0.02)                -         11.93
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PAM ASIA EX-JAPAN FUND

Class A
       06/30/2008          9.80         0.06           (1.82)           (1.76)            -                 -          8.04
 12/03(A) - 12/31/2007    10.00        (0.01)          (0.19)           (0.20)            -                 -          9.80

Class B
       06/30/2008          9.80         0.07           (1.82)           (1.75)            -                 -          8.05
 12/03(A) - 12/31/2007    10.00         0.00           (0.20)           (0.20)            -                 -          9.80
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      ASSUMING NO EXPENSE REIMBURSE-
                                                                                                       MENT OR FEES PAID INDIRECTLY
                                                                                                      ------------------------------
                                      SUPPLEMENTAL DATA                                               ------------------------------
                          ------------------------------------------                   RATIO OF NET                   RATIO OF NET
                          ------------------------------------------     RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                                        NET ASSETS,                      EXPENSES TO   INCOME (LOSS)     EXPENSES TO  INCOME (LOSS)
                          TOTAL         END OF PERIOD  PORTFOLIO         AVERAGE NET   TO AVERAGE        AVERAGE NET  TO AVERAGE
PERIOD ENDED              RETURN (B)   (IN THOUSANDS)  TURNOVER (D)      ASSETS (C)    NET ASSETS (C)    ASSETS (C)   NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
       06/30/2008        (11.17)%     $ 575,823         6%               0.65 %        4.09 %            n/a          n/a
       12/31/2007         10.39         645,505         5                0.65          2.23              n/a          n/a
       12/31/2006         25.58         497,487         2                0.66          2.11              n/a          n/a
       12/31/2005         13.31         294,677        43                0.66          2.08              n/a          n/a
       12/31/2004         19.49         298,098         3                0.66          1.83              n/a          n/a
       12/31/2003         37.31          97,126         2                0.65          1.59              n/a          n/a

Class B
       06/30/2008        (11.09)         10,808         6                0.45          4.32              n/a          n/a
       12/31/2007         10.56          10,527         5                0.45          2.43              n/a          n/a
       12/31/2006         25.93           5,982         2                0.47          1.40              n/a          n/a
       12/31/2005         13.46             374        43                0.46          2.28              n/a          n/a
   03/05(A)-12/31/2004    13.85              50         3                0.46          1.19              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
       06/30/2008         (4.40)        403,894         6                0.64          1.10              n/a          n/a
       12/31/2007          7.45         464,641        25                0.60          1.06              n/a          n/a
       12/31/2006          9.69         381,163        10                0.61          0.97              n/a          n/a
       12/31/2005         11.98         288,486        15                0.61          0.82              n/a          n/a
       12/31/2004         15.79         198,751        14                0.60          0.62              n/a          n/a
       12/31/2003         34.55          81,077        18                0.60          0.65              0.61         0.64

Class B
       06/30/2008         (4.35)          4,123         6                0.44          1.31              n/a          n/a
       12/31/2007          7.69           3,470        25                0.40          1.27              n/a          n/a
       12/31/2006          9.91           2,804        10                0.41          1.26              n/a          n/a
       12/31/2005         12.14             245        15                0.41          1.02              n/a          n/a
   03/05(A)-12/31/2004     8.42              90        14                0.40          0.84              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
       06/30/2008        (12.22)        587,990         2                0.63          1.53              n/a          n/a
       12/31/2007          4.90         656,286         3                0.59          1.45              n/a          n/a
       12/31/2006         15.08         559,179         1                0.60          1.42              n/a          n/a
       12/31/2005          4.37         427,375        14                0.61          1.30              n/a          n/a
       12/31/2004         10.06         361,845         7                0.60          1.49              n/a          n/a
       12/31/2003         27.79         190,338         9                0.60          1.22              0.61         1.21

Class B
       06/30/2008        (12.17)         11,189         2                0.43          1.73              n/a          n/a
       12/31/2007          5.14          10,797         3                0.39          1.65              n/a          n/a
       12/31/2006         15.29           9,547         1                0.40          1.74              n/a          n/a
       12/31/2005          4.54             537        14                0.41          1.50              n/a          n/a
   03/05(A)-12/31/2004     5.91             239         7                0.40          2.07              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
       06/30/2008         (9.76)        315,853        20                0.62          1.14              n/a          n/a
       12/31/2007         (2.11)        361,126        21                0.60          1.21              n/a          n/a
       12/31/2006         17.49         339,124        17                0.60          1.02              n/a          n/a
       12/31/2005          4.22         237,460        16                0.60          0.84              n/a          n/a
       12/31/2004         17.42         173,822        18                0.60          0.81              n/a          n/a
       12/31/2003         45.88          76,130        38                0.60          0.75             0.61          0.74

Class B
       06/30/2008         (9.66)          3,200        20                0.42          1.35              n/a          n/a
       12/31/2007         (1.84)          2,771        21                0.40          1.41              n/a          n/a
       12/31/2006         17.66           2,714        17                0.40          1.33              n/a          n/a
       12/31/2005          4.38             248        16                0.40          1.04              n/a          n/a
   03/05(A)-12/31/2004     9.24              85        18                0.40          1.25              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
       06/30/2008        (13.56)        268,406        11                1.05          2.28              n/a          n/a
       12/31/2007          6.33         372,934        31                1.05          0.79              n/a          n/a
       12/31/2006         16.96         349,246        30                1.06          0.58              n/a          n/a
       12/31/2005         13.74         289,390        27                1.06          0.74              n/a          n/a
       12/31/2004         17.93         235,047        18                1.06          0.56              n/a          n/a
       12/31/2003         40.56         104,625        38                1.05          0.57              n/a          n/a

Class B
       06/30/2008        (13.50)            436        11                0.85          2.52              n/a          n/a
       12/31/2007          6.56             397        31                0.85          1.02              n/a          n/a
       12/31/2006         17.21             386        30                0.86          0.72              n/a          n/a
       12/31/2005         13.98             204        27                0.86          0.94              n/a          n/a
   03/05(A)-12/31/2004    11.60              24        18                0.86          0.59              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PAM ASIA EX-JAPAN FUND

Class A
       06/30/2008        (17.96)         14,658        83                1.32          1.43              n/a          n/a
 12/03(A) - 12/31/2007    (2.00)         11,747         0                1.30         (0.67)             n/a          n/a

Class B
       06/30/2008        (17.86)             81        83                1.12          1.54              n/a          n/a
 12/03(A) - 12/31/2007    (2.00)             98         0                1.10         (0.47)             n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commencement of operations.

(B)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(C)  Annualized for periods less than one year.

(D)  Portfolio Turnover excludes dollar roll transactions.

(E)  Calculated using the average shares method for periods ended after December
     31, 2005.

JNL SERIES TRUST (Unaudited)
FINANCIAL HIGHLIGHTS
                                                  INCREASE (DECREASE) FROM
                                                  INVESTMENT OPERATIONS (E)                              DISTRIBUTIONS
                                        -------------------------------------------                      FROM NET
                          NET ASSET     -------------------------------------------                      REALIZED
                           VALUE,          NET          NET REALIZED     TOTAL FROM    DISTRIBUTIONS     GAINS ON     NET ASSET
                          BEGINNING     INVESTMENT      & UNREALIZED     INVESTMENT    FROM NET          INVESTMENT   VALUE, END
PERIOD ENDED              OF PERIOD     INCOME (LOSS)  GAINS (LOSSES)    OPERATIONS    INVESTMENT INCOME TRANSACTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PAM CHINA-INDIA FUND

Class A
       06/30/2008       $ 9.98        $ 0.08        $ (3.38)          $ (3.30)        $   -             $   -       $  6.68
 12/03(A) - 12/31/2007    10.00        (0.01)         (0.01)            (0.02)            -                 -          9.98

Class B
       06/30/2008         9.98          0.10          (3.40)            (3.30)            -                 -          6.68
 12/03(A) - 12/31/2007    10.00        (0.01)         (0.01)            (0.02)            -                 -          9.98
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO REAL RETURN FUND

Class A
       06/30/2008         11.09         0.21           0.35              0.56             -                 -         11.65
 01/16(A) - 12/31/2007    10.00         0.43           0.66              1.09             -                 -         11.09

Class B
       06/30/2008         11.11         0.23           0.35              0.58             -                 -         11.69
 01/16(A) - 12/31/2007    10.00         0.32           0.79              1.11             -                 -         11.11
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
       06/30/2008         12.04         0.25          (0.13)             0.12             -                 -         12.16
       12/31/2007         11.66         0.54           0.42              0.96         (0.56)            (0.02)        12.04
       12/31/2006         11.70         0.50          (0.10)             0.40         (0.44)             0.00 (G)     11.66
       12/31/2005         11.96         0.27           0.02              0.29         (0.33)            (0.22)        11.70
       12/31/2004         11.76         0.17           0.36              0.53         (0.20)            (0.13)        11.96
       12/31/2003         11.60         0.13           0.42              0.55         (0.17)            (0.22)        11.76

Class B
       06/30/2008         12.64         0.28          (0.15)             0.13             -                 -         12.77
       12/31/2007         12.22         0.59           0.45              1.04         (0.60)            (0.02)        12.64
       12/31/2006         11.91         0.55          (0.13)             0.42         (0.11)             0.00 (G)     12.22
       12/31/2005         12.15         0.29           0.02              0.31         (0.33)            (0.22)        11.91
   03/05(A)-12/31/2004    12.02         0.08           0.22              0.30         (0.04)            (0.13)        12.15
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA CORE EQUITY FUND

Class A
       06/30/2008         21.00         0.16          (3.67)            (3.51)            -                 -         17.49
       12/31/2007         22.73         0.06          (1.71)            (1.65)        (0.08)                -         21.00
       12/31/2006         20.06         0.07           2.69              2.76         (0.09)                -         22.73
       12/31/2005         18.59         0.07           1.56              1.63         (0.16)                -         20.06
       12/31/2004         16.54         0.20           1.96              2.16         (0.11)                -         18.59
       12/31/2003         13.04         0.08           3.47              3.55         (0.05)                -         16.54

Class B
       06/30/2008         21.12         0.18          (3.69)            (3.51)            -                 -         17.61
       12/31/2007         22.84         0.10          (1.71)            (1.61)        (0.11)                -         21.12
       12/31/2006         20.10         0.11           2.70              2.81         (0.07)                -         22.84
       12/31/2005         18.59         0.11           1.56              1.67         (0.16)                -         20.10
   03/05(A)-12/31/2004    17.26         0.15           1.32              1.47         (0.14)                -         18.59
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA HIGH YIELD BOND FUND

Class A
       06/30/2008          7.43         0.29          (0.49)            (0.20)            -                 -          7.23
       12/31/2007          8.22         0.66          (0.75)            (0.09)        (0.70)                -          7.43
       12/31/2006          7.95         0.62           0.21              0.83         (0.56)                -          8.22
       12/31/2005          8.51         0.62          (0.48)             0.14         (0.62)            (0.08)         7.95
       12/31/2004          8.03         0.17           0.49              0.66         (0.18)                -          8.51
       12/31/2003          6.98         0.75           1.05              1.80         (0.75)                -          8.03

Class B
       06/30/2008          8.02         0.32          (0.53)            (0.21)            -                 -          7.81
       12/31/2007          8.81         0.72          (0.79)            (0.07)        (0.72)                -          8.02
       12/31/2006          8.12         0.66           0.21              0.87         (0.18)                -          8.81
       12/31/2005          8.66         0.64          (0.48)             0.16         (0.62)            (0.08)         8.12
   03/05(A)-12/31/2004     8.15         0.14           0.41              0.55         (0.04)                -          8.66
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA MID CAP VALUE FUND

Class A
   03/31(a)-06/30/2008    10.00         0.02          (0.57)            (0.55)            -                 -          9.45

Class B
   03/31(a)-06/30/2008    10.00         0.03          (0.58)            (0.55)            -                 -          9.45
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      ASSUMING NO EXPENSE REIMBURSE-
                                                                                                       MENT OR FEES PAID INDIRECTLY
                                                                                                      ------------------------------
                                      SUPPLEMENTAL DATA                                               ------------------------------
                          ------------------------------------------                   RATIO OF NET                   RATIO OF NET
                          ------------------------------------------     RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                                        NET ASSETS,                      EXPENSES TO   INCOME (LOSS)     EXPENSES TO  INCOME (LOSS)
                          TOTAL         END OF PERIOD  PORTFOLIO         AVERAGE NET   TO AVERAGE        AVERAGE NET  TO AVERAGE
PERIOD ENDED              RETURN (B)   (IN THOUSANDS)  TURNOVER (D)      ASSETS (C)    NET ASSETS (C)    ASSETS (C)   NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PAM CHINA-INDIA FUND

Class A
       06/30/2008        (33.07)%     $   24,652          58%            1.41 %        1.95 %             n/a          n/a
 12/03(A) - 12/31/2007    (0.20)           4,888            0            1.40         (0.93)              n/a          n/a

Class B
       06/30/2008        (33.07)              77           58            1.21          2.55               n/a          n/a
 12/03(A) - 12/31/2007    (0.20)             100            0            1.20         (0.74)              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO REAL RETURN FUND

Class A
       06/30/2008          5.05         953,341          801 (F)         0.81          3.72               n/a          n/a
 01/16(A) - 12/31/2007    10.90         397,393        1,215 (F)         0.80          4.27               n/a          n/a

Class B
       06/30/2008          5.22             215          801 (F)         0.61          3.91               n/a          n/a
 01/16(A) - 12/31/2007    11.10             126        1,215 (F)         0.60          3.20               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
       06/30/2008          1.00        1,339,648         158 (F)         0.80          4.09               n/a          n/a
       12/31/2007          8.25        1,037,811         119 (F)         0.80          4.54               n/a          n/a
       12/31/2006          3.38         760,176           63 (F)         0.81          4.20               n/a          n/a
       12/31/2005          2.40         571,892          183 (F)         0.81          3.15               n/a          n/a
       12/31/2004          4.45         390,124          163 (F)         0.81          1.72               n/a          n/a
       12/31/2003          4.78         317,301          147             0.80          2.02               n/a          n/a

Class B
       06/30/2008          1.03          10,132          158 (F)         0.60          4.30               n/a          n/a
       12/31/2007          8.53           8,145          119 (F)         0.61          4.74               n/a          n/a
       12/31/2006          3.57           6,953           63 (F)         0.60          4.51               n/a          n/a
       12/31/2005          2.52             174          183 (F)         0.60          3.36               n/a          n/a
   03/05(A)-12/31/2004     2.46              30          163 (F)         0.61          3.09               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA CORE EQUITY FUND

Class A
       06/30/2008        (16.71)        147,532           16             0.95          1.70               n/a          n/a
       12/31/2007         (7.25)        129,957          184             0.98          0.25               n/a          n/a
       12/31/2006         13.75         143,203          105             0.98          0.34               n/a          n/a
       12/31/2005          8.75         161,881          135             0.98          0.37               n/a          n/a
       12/31/2004         13.04         149,669           91             0.99          0.95              1.06          0.88
       12/31/2003         27.23         164,927           75             1.00          0.45              1.07          0.38

Class B
       06/30/2008        (16.62)            125           16             0.75          1.90               n/a          n/a
       12/31/2007         (7.07)            145          184             0.78          0.43               n/a          n/a
       12/31/2006         14.00             148          105             0.78          0.53               n/a          n/a
       12/31/2005          8.96             124          135             0.78          0.57               n/a          n/a
   03/05(A)-12/31/2004     8.55              11           91             0.78          2.15              0.85         2.08
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA HIGH YIELD BOND FUND

Class A
       06/30/2008         (2.69)        257,089           51             0.78          8.04               n/a          n/a
       12/31/2007         (1.10)        303,282           95             0.78          7.92               n/a          n/a
       12/31/2006         10.51         365,753           62             0.80          7.49               n/a          n/a
       12/31/2005          1.69         276,421           33             0.81          7.39               n/a          n/a
       12/31/2004          8.22         284,949          149             0.83          6.97               n/a          n/a
       12/31/2003         25.79          19,464           72             0.90          8.47               n/a          n/a

Class B
       06/30/2008         (2.62)          4,194           51             0.58          8.26               n/a          n/a
       12/31/2007         (0.79)          3,999           95             0.58          8.12               n/a          n/a
       12/31/2006         10.72           4,443           62             0.59          7.60               n/a          n/a
       12/31/2005          1.89             214           33             0.60          7.60               n/a          n/a
   03/05(A)-12/31/2004     6.84              13          149             0.63          7.20               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA MID CAP VALUE FUND

Class A
   03/31(a)-06/30/2008    (5.50)         13,050           38             1.07          0.88              0.00         0.00

Class B
   03/31(a)-06/30/2008    (5.50)            112           38             0.87          1.10              0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commencement of operations.

(B)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(C)  Annualized for periods less than one year.

(D)  Portfolio Turnover excludes dollar roll transactions.

(E)  Calculated using the average shares method for periods ended after December
     31, 2005.

(F)  Portfolio  Turnover  including dollar roll  transactions for JNL/PIMCO Real
     Return Fund was 1,118% for the period ended June 30, 2008 and 1,340% in 2007. Portfolio Turnover including dollar roll transactions for JNL/PIMCO
     Total  Return  Bond Fund was 314% for the period  ended  June 30,  3008 and
     352%, 409%, 271%, 402% in 2004, 2005, 2006, and 2007, respectively.

(G)  Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST (Unaudited)
FINANCIAL HIGHLIGHTS
                                                  INCREASE (DECREASE) FROM
                                                  INVESTMENT OPERATIONS (E)                              DISTRIBUTIONS
                                        -------------------------------------------                      FROM NET
                          NET ASSET     -------------------------------------------                      REALIZED
                           VALUE,          NET          NET REALIZED     TOTAL FROM    DISTRIBUTIONS     GAINS ON     NET ASSET
                          BEGINNING     INVESTMENT      & UNREALIZED     INVESTMENT    FROM NET          INVESTMENT   VALUE, END
PERIOD ENDED              OF PERIOD     INCOME (LOSS)  GAINS (LOSSES)    OPERATIONS    INVESTMENT INCOME TRANSACTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA SMALL CAP VALUE FUND

Class A
   03/31(a)-06/30/2008  $ 10.00       $ 0.01         $ (0.51)          $ (0.50)       $    -            $    -      $ 9.50

Class B
   03/31(a)-06/30/2008    10.00         0.02           (0.52)            (0.50)            -                 -        9.50
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA VALUE EQUITY FUND

Class A
       06/30/2008         19.15         0.18           (3.88)            (3.70)            -                 -        15.45
       12/31/2007         20.44         0.33           (1.48)            (1.15)        (0.14)                -        19.15
       12/31/2006         18.09         0.17            2.19              2.36         (0.01)                -        20.44
       12/31/2005         17.42         0.24            0.61              0.85         (0.18)                -        18.09
       12/31/2004         16.09         0.24            1.33              1.57         (0.24)                -        17.42
       12/31/2003         13.06         0.16            3.04              3.20         (0.17)                -        16.09

Class B
       06/30/2008         19.30         0.20           (3.92)            (3.72)            -                 -        15.58
       12/31/2007         20.60         0.37           (1.48)            (1.11)        (0.19)                -        19.30
       12/31/2006         18.20         0.22            2.18              2.40          0.00 (G)             -        20.60
       12/31/2005         17.48         0.28            0.62              0.90         (0.18)                -        18.20
   03/05(A)-12/31/2004    16.82         0.21            0.66              0.87         (0.21)                -        17.48
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND (F)

 Class A
       06/30/2008         11.47        (0.01)          (0.37)            (0.38)            -                 -        11.09
       12/31/2007         11.29         0.34            0.37              0.71         (0.27)            (0.26)       11.47
       12/31/2006         10.70         0.20            0.64              0.84         (0.18)            (0.07)       11.29
       12/31/2005         10.35         0.26            0.13              0.39         (0.03)            (0.01)       10.70
   10/04(A)-12/31/2004    10.00         0.14            0.21              0.35             -                 -        10.35
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND (F)

Class A
       06/30/2008         12.21        (0.01)          (0.54)            (0.55)            -                 -        11.66
       12/31/2007         11.90         0.28            0.64              0.92         (0.29)            (0.32)       12.21
       12/31/2006         11.04         0.17            0.97              1.14         (0.13)            (0.15)       11.90
       12/31/2005         10.54         0.24            0.29              0.53         (0.02)            (0.01)       11.04
   10/04(A)-12/31/2004    10.00         0.11            0.43              0.54             -                 -        10.54
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND (F)

Class A
       06/30/2008         13.20        (0.01)          (0.81)            (0.82)            -                 -        12.38
       12/31/2007         13.08         0.19            0.92              1.11         (0.28)            (0.71)       13.20
       12/31/2006         12.13         0.12            1.36              1.48         (0.12)            (0.41)       13.08
       12/31/2005         11.67         0.34            0.41              0.75         (0.20)            (0.09)       12.13
       12/31/2004         10.91         0.12            0.92              1.04         (0.11)            (0.17)       11.67
       12/31/2003          9.48         0.10            1.58              1.68         (0.25)                -        10.91
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND (F)

Class A
       06/30/2008         13.84        (0.01)          (1.18)            (1.19)            -                 -        12.65
       12/31/2007         13.62         0.12            1.05              1.17         (0.24)            (0.71)       13.84
       12/31/2006         12.56         0.07            1.71              1.78         (0.07)            (0.65)       13.62
       12/31/2005         12.23         0.30            0.61              0.91         (0.13)            (0.45)       12.56
       12/31/2004         11.07         0.07            1.19              1.26         (0.06)            (0.04)       12.23
       12/31/2003          9.25         0.08            1.93              2.01         (0.19)                -        11.07
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (F)

Class A
       06/30/2008         14.89        (0.01)          (1.42)            (1.43)            -                 -        13.46
       12/31/2007         13.91         0.08            1.19              1.27         (0.24)            (0.05)       14.89
       12/31/2006         12.80         0.04            1.95              1.99         (0.04)            (0.84)       13.91
       12/31/2005         11.89         0.25            0.76              1.01         (0.10)                -        12.80
       12/31/2004         10.57         0.02            1.31              1.33         (0.01)                -        11.89
       12/31/2003          8.44         0.06            2.20              2.26         (0.13)                -        10.57
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT INCOME FUND (F)

Class A
       06/30/2008         11.38        (0.01)          (0.45)            (0.46)            -                 -        10.92
       12/31/2007         10.74         0.34            0.40              0.74         (0.06)            (0.04)       11.38
 01/17(A)- 12/31/2006     10.00         0.34            0.40              0.74             -                 -        10.74
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      ASSUMING NO EXPENSE REIMBURSE-
                                                                                                       MENT OR FEES PAID INDIRECTLY
                                                                                                      ------------------------------
                                      SUPPLEMENTAL DATA                                               ------------------------------
                          ------------------------------------------                   RATIO OF NET                   RATIO OF NET
                          ------------------------------------------     RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                                        NET ASSETS,                      EXPENSES TO   INCOME (LOSS)     EXPENSES TO  INCOME (LOSS)
                          TOTAL         END OF PERIOD  PORTFOLIO         AVERAGE NET   TO AVERAGE        AVERAGE NET  TO AVERAGE
PERIOD ENDED              RETURN (B)   (IN THOUSANDS)  TURNOVER (D)      ASSETS (C)    NET ASSETS (C)    ASSETS (C)   NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA SMALL CAP VALUE FUND

Class A
   03/31(a)-06/30/2008   (5.00)%      $ 9,036            9%              1.07 %        0.51 %            0.00         0.00

Class B
   03/31(a)-06/30/2008   (5.00)         95               9               0.87          0.71              0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA VALUE EQUITY FUND

Class A
       06/30/2008        (19.32)        222,971         27               0.86          2.09               n/a          n/a
       12/31/2007         (5.63)        219,654         86               0.86          1.55               n/a          n/a
       12/31/2006         13.03         165,734        145               0.97          0.92               n/a          n/a
       12/31/2005          4.91         181,363         79               0.97          0.97               n/a          n/a
       12/31/2004          9.76         215,615         46               0.97          1.24              1.01         1.20
       12/31/2003         24.55         309,732         68               0.98          1.16              1.03         1.11

Class B
       06/30/2008        (19.27)            105         27               0.66          2.28               n/a          n/a
       12/31/2007         (5.36)            132         86               0.66          1.75               n/a          n/a
       12/31/2006         13.21             129        145               0.77          1.14               n/a          n/a
       12/31/2005          5.18             107         79               0.76          1.18               n/a          n/a
   03/05(A)-12/31/2004     5.17               1         46               0.75          1.58              0.79         1.54
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND (F)

Class A
       06/30/2008         (3.31)        390,459         14               0.18         (0.18)              n/a          n/a
       12/31/2007          6.30         264,755         54               0.18          2.92               n/a          n/a
       12/31/2006          7.85         137,126         39               0.19          1.82               n/a          n/a
       12/31/2005          3.73          80,642         16               0.19          3.54               n/a          n/a
   10/04(A)-12/31/2004     3.50          13,909         13               0.18         12.94               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND (F)

Class A
       06/30/2008         (4.50)        629,993         13               0.18         (0.18)              n/a          n/a
       12/31/2007          7.74         521,470         30               0.19          2.26               n/a          n/a
       12/31/2006         10.39         314,249         35               0.19          1.44               n/a          n/a
       12/31/2005          4.99         157,719         11               0.18          3.13               n/a          n/a
   10/04(A)-12/31/2004     5.40          19,873          0               0.18         11.25               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND (F)

Class A
       06/30/2008         (6.21)       1,327,949         13              0.15         (0.15)              n/a          n/a
       12/31/2007          8.65        1,403,279         34              0.16          1.34               n/a          n/a
       12/31/2006         12.17        1,123,984         29              0.16          0.97               n/a          n/a
       12/31/2005          6.41         861,543          21              0.17          1.39               n/a          n/a
       12/31/2004          9.58         619,106          38              0.18          1.20               n/a          n/a
       12/31/2003         17.75         402,322           2              0.20          1.79               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND (F)

Class A
       06/30/2008         (8.60)       1,211,388         14              0.15         (0.15)              n/a          n/a
       12/31/2007          8.70        1,388,072         34              0.15          0.86               n/a          n/a
       12/31/2006         14.15        1,246,802         34              0.16          0.53               n/a          n/a
       12/31/2005          7.44        1,059,806         32              0.16          0.62               n/a          n/a
       12/31/2004         11.41        1,001,562         47              0.17          0.67               n/a          n/a
       12/31/2003         21.73          609,887          3              0.20          1.40               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (F)

Class A
       06/30/2008         (9.60)        633,387         25               0.17         (0.17)              n/a          n/a
       12/31/2007          9.17         702,285         46               0.17          0.56               n/a          n/a
       12/31/2006         15.57         672,325         33               0.17          0.28               n/a          n/a
       12/31/2005          8.48         657,320         35               0.18          0.22               n/a          n/a
       12/31/2004         12.61         670,711         62               0.18          0.41               n/a          n/a
       12/31/2003         26.80         164,016          4               0.20          0.97               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT INCOME FUND (F)

Class A
       06/30/2008         (4.04)         43,068         21               0.19         (0.19)              n/a          n/a
       12/31/2007          6.91          32,868         38               0.18          3.00               n/a          n/a
 01/17(A)- 12/31/2006      7.40           9,889         46               0.19          3.46               n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commencement of operations.

(B)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(C)  Annualized for periods less than one year.

(D)  Portfolio Turnover excludes dollar roll transactions.

(E)  Calculated using the average shares method for periods ended after December
     31, 2005.

(F) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

(G)  Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST (Unaudited)
FINANCIAL HIGHLIGHTS
                                                  INCREASE (DECREASE) FROM
                                                  INVESTMENT OPERATIONS (E)                              DISTRIBUTIONS
                                        -------------------------------------------                      FROM NET
                          NET ASSET     -------------------------------------------                      REALIZED
                           VALUE,          NET          NET REALIZED     TOTAL FROM    DISTRIBUTIONS     GAINS ON     NET ASSET
                          BEGINNING     INVESTMENT      & UNREALIZED     INVESTMENT    FROM NET          INVESTMENT   VALUE, END
PERIOD ENDED              OF PERIOD     INCOME (LOSS)  GAINS (LOSSES)    OPERATIONS    INVESTMENT INCOME TRANSACTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2015 FUND (F)

Class A
       06/30/2008       $ 11.92      $ (0.01)        $ (0.86)          $ (0.87)           -                 -       $ 11.05
       12/31/2007         11.00         0.22            0.79              1.01        (0.03)            (0.06)        11.92
 01/17(A)- 12/31/2006     10.00         0.16            0.84              1.00            -                 -         11.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2020 FUND (F)

Class A
       06/30/2008         12.10        (0.01)          (0.98)            (0.99)           -                 -         11.11
       12/31/2007         11.12         0.17            0.90              1.07        (0.03)            (0.06)        12.10
 01/17(A)- 12/31/2006     10.00         0.13            0.99              1.12            -                 -         11.12
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2025 FUND (F)

Class A
       06/30/2008         12.25        (0.01)          (1.09)            (1.10)           -                 -         11.15
       12/31/2007         11.20         0.18            0.95              1.13        (0.02)            (0.06)        12.25
 01/17(A)- 12/31/2006     10.00         0.15            1.05              1.20            -                 -         11.20
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P DISCIPLINED MODERATE FUND (F)

Class A
       06/30/2008         10.70        (0.01)          (0.73)            (0.74)           -                 -          9.96
 01/16(A) - 12/31/2007    10.00         0.48            0.22              0.70            -                 -         10.70
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P DISCIPLINED MODERATE GROWTH FUND (F)

Class A
       06/30/2008         10.67        (0.01)          (1.00)            (1.01)           -                 -          9.66
 01/16(A) - 12/31/2007    10.00         0.35            0.32              0.67            -                 -         10.67
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P DISCIPLINED GROWTH FUND (F)

Class A
       06/30/2008         10.65        (0.01)          (1.20)            (1.21)           -                 -          9.44
 01/16(A) - 12/31/2007    10.00         0.36            0.29              0.65            -                 -         10.65
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE RETIREMENT STRATEGY FUND (F)

Class A
       06/30/2008         10.22         0.18           (0.62)            (0.44)           -                 -          9.78
 01/16(A) - 12/31/2007    10.00         0.36            0.21              0.57        (0.33)            (0.02)        10.22
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND (F)

Class A
       06/30/2008         10.43         0.13           (0.72)            (0.59)           -                 -          9.84
 01/16(A) - 12/31/2007    10.00         0.29            0.40              0.69        (0.25)            (0.01)        10.43
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P GROWTH RETIREMENT STRATEGY FUND (F)

Class A
       06/30/2008         10.54         0.10           (0.87)            (0.77)           -                 -          9.77
 01/16(A) - 12/31/2007    10.00         0.24            0.53              0.77        (0.19)            (0.04)        10.54
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P COMPETITIVE ADVANTAGE FUND

Class A
       06/30/2008          9.92         0.06           (0.72)            (0.66)           -                 -          9.26
 12/03(A) - 12/31/2007    10.00         0.01           (0.08)            (0.07)       (0.01)                -          9.92

Class B
       06/30/2008          9.92         0.07           (0.73)            (0.66)           -                 -          9.26
 12/03(A) - 12/31/2007    10.00         0.01           (0.08)            (0.07)       (0.01)                -          9.92
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P DIVIDEND INCOME & GROWTH FUND

Class A
       06/30/2008          9.77         0.14           (1.69)            (1.55)           -                 -          8.22
 12/03(A) - 12/31/2007    10.00         0.02           (0.24)            (0.22)       (0.01)                -          9.77

Class B
       06/30/2008          9.75         0.15           (1.69)            (1.54)           -                 -          8.21
 12/03(A) - 12/31/2007    10.00         0.03           (0.26)            (0.23)       (0.02)                -          9.75
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P INTRINSIC VALUE FUND

Class A
       06/30/2008          9.91         0.05           (1.01)            (0.96)           -                 -          8.95
 12/03(A) - 12/31/2007    10.00         0.02           (0.10)            (0.08)       (0.01)                -          9.91

Class B
       06/30/2008          9.91         0.06           (1.01)            (0.95)           -                 -          8.96
 12/03(A) - 12/31/2007    10.00         0.02           (0.09)            (0.07)       (0.02)                -          9.91
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      ASSUMING NO EXPENSE REIMBURSE-
                                                                                                       MENT OR FEES PAID INDIRECTLY
                                                                                                      ------------------------------
                                      SUPPLEMENTAL DATA                                               ------------------------------
                          ------------------------------------------                   RATIO OF NET                   RATIO OF NET
                          ------------------------------------------     RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                                        NET ASSETS,                      EXPENSES TO   INCOME (LOSS)     EXPENSES TO  INCOME (LOSS)
                          TOTAL         END OF PERIOD  PORTFOLIO         AVERAGE NET   TO AVERAGE        AVERAGE NET  TO AVERAGE
PERIOD ENDED              RETURN (B)   (IN THOUSANDS)  TURNOVER (D)      ASSETS (C)    NET ASSETS (C)    ASSETS (C)   NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2015 FUND (F)

Class A
       06/30/2008         (7.30)%     $ 50,950         33%               0.18 %       (0.18)%            n/a          n/a
       12/31/2007          9.20         17,394         42                0.18          1.85              n/a          n/a
 01/17(A)- 12/31/2006     10.00          5,128         27                0.19          1.58              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2020 FUND (F)

Class A
       06/30/2008         (8.18)        12,186         21                0.19         (0.19)             n/a          n/a
       12/31/2007          9.56          9,564         58                0.18          1.45              n/a          n/a
 01/17(A)- 12/31/2006     11.20          2,356         19                0.20          1.35              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT 2025 FUND (F)

Class A
       06/30/2008         (8.98)         7,377         22                0.19         (0.19)             n/a          n/a
       12/31/2007         10.11          5,511         76                0.18          1.50              n/a          n/a
 01/17(A)- 12/31/2006     12.00          1,133         45                0.22          1.53              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P DISCIPLINED MODERATE FUND (F)

Class A
       06/30/2008         (6.92)        52,552         22                0.18         (0.18)             n/a          n/a
 01/16(A) - 12/31/2007     7.00         34,588         31                0.18          4.75              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P DISCIPLINED MODERATE GROWTH FUND (F)

Class A
       06/30/2008         (9.47)        63,692         26                0.19         (0.19)             n/a          n/a
 01/16(A) - 12/31/2007     6.70         40,459         31                0.18          3.49              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P DISCIPLINED GROWTH FUND (F)

Class A
       06/30/2008        (11.36)        21,861         27                0.19         (0.19)             n/a          n/a
 01/16(A) - 12/31/2007     6.50         16,525         28                0.19          3.58              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE RETIREMENT STRATEGY FUND (F)

Class A
       06/30/2008         (4.31)         3,481         13                0.61          3.51              n/a          n/a
 01/16(A) - 12/31/2007     5.66          2,936         17                0.61          3.65              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH RETIREMENT STATEGY FUND (F)

Class A
       06/30/2008         (5.66)         3,405         20                0.61          2.65              n/a          n/a
 01/16(A) - 12/31/2007      6.91         3,347         19                0.61          2.92              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P GROWTH RETIREMENT STRATEGY FUND (F)

Class A
       06/30/2008         (7.31)         3,686         13                0.66          1.99              n/a          n/a
 01/16(A) - 12/31/2007     7.74          3,857         21                0.61          2.33              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P COMPETITIVE ADVANTAGE FUND

Class A
       06/30/2008         (6.65)        93,036          7                0.70          1.19              n/a          n/a
 12/03(A) - 12/31/2007    (0.74)        15,294          0                0.70          1.46              n/a          n/a

Class B
       06/30/2008         (6.65)            70          7                0.50          1.37              n/a          n/a
 12/03(A) - 12/31/2007    (0.67)            99          0                0.47          1.93              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P DIVIDEND INCOME & GROWTH FUND

Class A
       06/30/2008        (15.86)        71,183          5                0.70          3.20              n/a          n/a
 12/03(A) - 12/31/2007    (2.24)         7,203          0                0.70          2.03              n/a          n/a

Class B
       06/30/2008        (15.79)            83          5                0.50          3.48              n/a          n/a
 12/03(A) - 12/31/2007    (2.28)            98          0                0.47          3.29              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P INTRINSIC VALUE FUND

Class A
       06/30/2008         (9.69)        99,774          4                0.70          1.08              n/a          n/a
 12/03(A) - 12/31/2007    (0.81)        18,261          0                0.70          2.06              n/a          n/a

Class B
       06/30/2008         (9.59)           365          4                0.50          1.30              n/a          n/a
 12/03(A) - 12/31/2007    (0.71)            99          0                0.48          2.37              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commencement of operations.

(B)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(C)  Annualized for periods less than one year.

(D)  Portfolio Turnover excludes dollar roll transactions.

(E)  Calculated using the average shares method for periods ended after December
     31, 2005.

(F) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

JNL SERIES TRUST (Unaudited)
FINANCIAL HIGHLIGHTS
                                                  INCREASE (DECREASE) FROM
                                                  INVESTMENT OPERATIONS (E)                              DISTRIBUTIONS
                                        -------------------------------------------                      FROM NET
                          NET ASSET     -------------------------------------------                      REALIZED
                           VALUE,          NET          NET REALIZED     TOTAL FROM    DISTRIBUTIONS     GAINS ON     NET ASSET
                          BEGINNING     INVESTMENT      & UNREALIZED     INVESTMENT    FROM NET          INVESTMENT   VALUE, END
PERIOD ENDED              OF PERIOD     INCOME (LOSS)  GAINS (LOSSES)    OPERATIONS    INVESTMENT INCOME TRANSACTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P TOTAL YIELD FUND

Class A
       06/30/2008       $ 10.07       $ 0.08         $ (1.30)          $ (1.22)       $   -             $   -       $ 8.85
 12/03(A) - 12/31/2007    10.00         0.01           0.06               0.07         0.00 (H)             -         10.07

Class B
       06/30/2008         10.07         0.09          (1.31)             (1.22)           -                 -          8.85
 12/03(A) - 12/31/2007    10.00         0.01           0.07               0.08        (0.01)                -         10.07
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P 4 FUND (G)

Class A
       06/30/2008          9.93        (0.01)         (1.10)             (1.11)           -                 -          8.82
 12/03(A) - 12/31/2007    10.00         0.02          (0.09)             (0.07)           -                 -          9.93
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
       06/30/2008         17.56         0.23          (1.30)             (1.07)           -                 -         16.49
       12/31/2007         17.35         0.48           0.81               1.29        (0.37)            (0.71)        17.56
       12/31/2006         15.75         0.42           1.73               2.15        (0.31)            (0.24)        17.35
       12/31/2005         17.12         0.34           0.58               0.92        (0.38)            (1.91)        15.75
       12/31/2004         15.55         0.36           1.33               1.69        (0.02)            (0.10)        17.12
       12/31/2003         13.14         0.32           2.51               2.83        (0.30)            (0.12)        15.55

Class B
       06/30/2008         17.84         0.26          (1.33)             (1.07)           -                 -         16.77
       12/31/2007         17.39         0.52           0.81               1.33        (0.17)            (0.71)        17.84
       12/31/2006         15.64         0.45           1.72               2.17        (0.18)            (0.24)        17.39
       12/31/2005         16.98         0.37           0.58               0.95        (0.38)            (1.91)        15.64
   03/05(A)-12/31/2004    16.19         0.17           0.89               1.06        (0.17)            (0.10)        16.98
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       06/30/2008          1.00         0.01           0.00               0.01        (0.01)                -          1.00
       12/31/2007          1.00         0.05           0.00               0.05        (0.05)                -          1.00
       12/31/2006          1.00         0.04           0.00               0.04        (0.04)                -          1.00
       12/31/2005          1.00         0.02           0.00               0.02        (0.02)                -          1.00
       12/31/2004          1.00         0.01           0.00               0.01        (0.01)                -          1.00
       12/31/2003          1.00         0.01           0.00               0.01        (0.01)                -          1.00

Class B
       06/30/2008          1.00         0.01           0.00               0.01        (0.01)                -          1.00
       12/31/2007          1.00         0.05           0.00               0.05        (0.05)                -          1.00
       12/31/2006          1.00         0.05           0.00               0.05        (0.05)                -          1.00
       12/31/2005          1.00         0.02           0.00               0.02        (0.02)                -          1.00
   03/05(A)-12/31/2004     1.00         0.01           0.00               0.01        (0.01)                -          1.00
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
       06/30/2008         19.33         0.16          (1.97)             (1.81)           -                 -         17.52
       12/31/2007         19.42         0.29           1.22               1.51        (0.26)            (1.34)        19.33
       12/31/2006         16.90         0.25           3.28               3.53        (0.31)            (0.70)        19.42
       12/31/2005         16.71         0.17           1.20               1.37        (0.20)            (0.98)        16.90
       12/31/2004         14.70         0.12           2.05               2.17        (0.06)            (0.10)        16.71
       12/31/2003         10.97         0.11           3.71               3.82        (0.03)            (0.06)        14.70

Class B
       06/30/2008         19.57         0.18          (2.00)             (1.82)           -                 -         17.75
       12/31/2007         19.66         0.33           1.25               1.58        (0.33)            (1.34)        19.57
       12/31/2006         16.91         0.34           3.22               3.56        (0.11)            (0.70)        19.66
       12/31/2005         16.68         0.21           1.20               1.41        (0.20)            (0.98)        16.91
   03/05(A)-12/31/2004    15.47         0.11           1.31               1.42        (0.11)            (0.10)        16.68
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND
Class A
       06/30/2008         22.49         0.04          (2.33)             (2.29)           -                 -         20.20
       12/31/2007         21.84         0.09           2.16               2.25        (0.08)            (1.52)        22.49
       12/31/2006         19.44         0.09           2.57               2.66        (0.09)            (0.17)        21.84
       12/31/2005         18.36         0.04           1.08               1.12        (0.04)                -         19.44
       12/31/2004         16.77         0.08           1.58               1.66        (0.07)                -         18.36
       12/31/2003         12.85         0.02           3.90               3.92            -                 -         16.77

Class B
       06/30/2008         22.69         0.06          (2.36)             (2.30)           -                 -         20.39
       12/31/2007         22.02         0.15           2.09               2.24        (0.12)            (1.45)        22.69
       12/31/2006         19.50         0.14           2.58               2.72        (0.03)            (0.17)        22.02
       12/31/2005         18.38         0.06           1.10               1.16        (0.04)                -         19.50
   03/05(A)-12/31/2004    17.44         0.08           0.93               1.01        (0.07)                -         18.38
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      ASSUMING NO EXPENSE REIMBURSE-
                                                                                                       MENT OR FEES PAID INDIRECTLY
                                                                                                      ------------------------------
                                      SUPPLEMENTAL DATA                                               ------------------------------
                          ------------------------------------------                   RATIO OF NET                   RATIO OF NET
                          ------------------------------------------     RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                                        NET ASSETS,                      EXPENSES TO   INCOME (LOSS)     EXPENSES TO  INCOME (LOSS)
                          TOTAL         END OF PERIOD  PORTFOLIO         AVERAGE NET   TO AVERAGE        AVERAGE NET  TO AVERAGE
PERIOD ENDED              RETURN (B)   (IN THOUSANDS)  TURNOVER (D)      ASSETS (C)    NET ASSETS (C)    ASSETS (C)   NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P TOTAL YIELD FUND

Class A
       06/30/2008        (12.12)%     $ 75,593           5%              0.70 %        1.69 %            n/a          n/a
 12/03(A) - 12/31/2007     0.74          9,806           0               0.70          1.26              n/a          n/a

Class B
       06/30/2008        (12.12)            89           5               0.50          1.92              n/a          n/a
 12/03(A) - 12/31/2007     0.81            101           0               0.48          1.64              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P 4 FUND (G)

Class A
       06/30/2008        (11.18)       211,125           7               0.21         (0.21)             n/a          n/a
 12/03(A) - 12/31/2007    (0.70)        22,194           0               0.05          2.85              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
       06/30/2008         (6.09)       555,387          23 (F)           0.78          2.75              n/a          n/a
       12/31/2007          7.49        526,511          41 (F)           0.78          2.62              n/a          n/a
       12/31/2006         13.65        439,868          46 (F)           0.79          2.55              n/a          n/a
       12/31/2005          5.30        396,350          42 (F)           0.79          2.22              n/a          n/a
       12/31/2004         10.88        381,316         121               0.80          2.42              n/a          n/a
       12/31/2003         21.57        303,892          54               0.80          2.49              0.81         2.48

Class B
       06/30/2008         (6.00)           733          23 (F)           0.58          2.96              n/a          n/a
       12/31/2007          7.73            665          41 (F)           0.58          2.83              n/a          n/a
       12/31/2006         13.89            276          46 (F)           0.59          2.75              n/a          n/a
       12/31/2005          5.52            198          42 (F)           0.59          2.42              n/a          n/a
   03/05(A)-12/31/2004     6.54             22         121               0.60          2.68              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       06/30/2008          1.32        919,680         n/a               0.57          2.61              n/a          n/a
       12/31/2007          4.76        651,204         n/a               0.58          4.63              n/a          n/a
       12/31/2006          4.49        269,095         n/a               0.59          4.42              n/a          n/a
       12/31/2005          2.71        258,452         n/a               0.60          2.66              n/a          n/a
       12/31/2004          0.78        237,815         n/a               0.61          0.81              n/a          n/a
       12/31/2003          0.46        184,440         n/a               0.69          0.47              n/a          n/a

Class B
       06/30/2008          1.42          6,712         n/a               0.37          2.80              n/a          n/a
       12/31/2007          4.97          4,617         n/a               0.38          4.84              n/a          n/a
       12/31/2006          4.70          2,955         n/a               0.39          4.80              n/a          n/a
       12/31/2005          2.91            469         n/a               0.40          2.88              n/a          n/a
   03/05(A)-12/31/2004     0.91             38         n/a               0.40          1.57              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
       06/30/2008         (9.36)       542,993          28               0.83          1.76              n/a          n/a
       12/31/2007          7.90        538,410          41               0.83          1.39              n/a          n/a
       12/31/2006         20.86        481,805          34               0.84          1.37              n/a          n/a
       12/31/2005          8.15        277,461          29               0.86          1.41              n/a          n/a
       12/31/2004         14.77        154,283         136               0.86          1.50              n/a          n/a
       12/31/2003         34.80         54,532          16               0.85          1.81              0.88         1.78

Class B
       06/30/2008         (9.30)        15,077          28               0.63          1.95              n/a          n/a
       12/31/2007          8.13         15,294          41               0.63          1.59              n/a          n/a
       12/31/2006         21.05         12,976          34               0.64          1.76              n/a          n/a
       12/31/2005          8.41            158          29               0.65          1.62              n/a          n/a
   03/05(A)-12/31/2004     9.22             27         136               0.66          1.73              n/a          n/a
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND
Class A
       06/30/2008         (10.18)       936,862         24               0.89          0.43              n/a          n/a
       12/31/2007         10.12       1,043,708         56               0.88          0.40              n/a          n/a
       12/31/2006         13.70        750,771          46               0.90          0.46              n/a          n/a
       12/31/2005          6.09        732,553          41               0.91          0.24              n/a          n/a
       12/31/2004          9.89        606,885          37               0.92          0.51              0.93         0.50
       12/31/2003         30.54        474,046          36               0.92          0.14              0.95         0.11

Class B
       06/30/2008        (10.14)        32,008          24               0.69          0.63              n/a          n/a
       12/31/2007         10.31         34,482          56               0.68          0.62              n/a          n/a
       12/31/2006         13.95         32,185          46               0.70          0.64              n/a          n/a
       12/31/2005          6.30            193          41               0.70          0.45              n/a          n/a
   03/05(A)-12/31/2004     5.81             24          37               0.73          1.21              0.74         1.20
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commencement of operations.

(B)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(C)  Annualized for periods less than one year.

(D)  Portfolio Turnover excludes dollar roll transactions.

(E)  Calculated using the average shares method for periods ended after December
     31, 2005.

(F)  Portfolio  Turnover  including  dollar  roll  transactions  for  JNL/Select
     Balanced Fund was 24% for the period ended June 30, 2008 and 142%, 64%, and
     76% in 2005, 2006, and 2007, respectively.

(G) Ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.

(H)  Distributions of $0.00 represent amounts less than $0.005.

JNL SERIES TRUST (Unaudited)
FINANCIAL HIGHLIGHTS
                                                  INCREASE (DECREASE) FROM
                                                  INVESTMENT OPERATIONS (E)                              DISTRIBUTIONS
                                        -------------------------------------------                      FROM NET
                          NET ASSET     -------------------------------------------                      REALIZED
                           VALUE,          NET          NET REALIZED     TOTAL FROM    DISTRIBUTIONS     GAINS ON     NET ASSET
                          BEGINNING     INVESTMENT      & UNREALIZED     INVESTMENT    FROM NET          INVESTMENT   VALUE, END
PERIOD ENDED              OF PERIOD     INCOME (LOSS)  GAINS (LOSSES)    OPERATIONS    INVESTMENT INCOME TRANSACTIONS OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND

Class A
       06/30/2008       $ 30.37$       (0.03)       $ (2.05)           $ (2.08)       $   -             $   -       $ 28.29
       12/31/2007         29.05        (0.01)          4.97               4.96         0.00 (F)          (3.64)       30.37
       12/31/2006         29.64         0.05           1.96               2.01        (0.05)             (2.55)       29.05
       12/31/2005         27.87        (0.07)          4.01               3.94            -              (2.17)       29.64
       12/31/2004         24.89        (0.13)          4.61               4.48            -              (1.50)       27.87
       12/31/2003         18.05        (0.12)          7.08               6.96            -              (0.12)       24.89

Class B
       06/30/2008         30.71         0.00          (2.08)             (2.08)           -                  -        28.63
       12/31/2007         29.28         0.06           5.01               5.07         0.00 (F)          (3.64)       30.71
       12/31/2006         29.76         0.03           2.05               2.08        (0.01)             (2.55)       29.28
       12/31/2005         27.92         0.01           4.00               4.01            -              (2.17)       29.76
   03/05(A)-12/31/2004    26.20        (0.03)          3.25               3.22            -              (1.50)       27.92
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE VALUE FUND

Class A
       06/30/2008         14.65         0.10          (1.72)             (1.62)           -                  -        13.03
       12/31/2007         15.62         0.26          (0.14)              0.12        (0.20)             (0.89)       14.65
       12/31/2006         13.93         0.22           2.57               2.79        (0.13)             (0.97)       15.62
       12/31/2005         13.64         0.13           0.70               0.83        (0.11)             (0.43)       13.93
       12/31/2004         11.92         0.12           1.68               1.80        (0.08)                 -        13.64
       12/31/2003          9.22         0.06           2.70               2.76        (0.06)                 -        11.92

Class B
       06/30/2008         14.95         0.12          (1.77)             (1.65)           -                  -        13.30
       12/31/2007         15.83         0.29          (0.14)              0.15        (0.14)             (0.89)       14.95
       12/31/2006         14.03         0.26           2.58               2.84        (0.07)             (0.97)       15.83
       12/31/2005         13.69         0.17           0.71               0.88        (0.11)             (0.43)       14.03
   03/05(A)-12/31/2004    12.50         0.05           1.18               1.23        (0.04)                 -        13.69
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      ASSUMING NO EXPENSE REIMBURSE-
                                                                                                       MENT OR FEES PAID INDIRECTLY
                                                                                                      ------------------------------
                                      SUPPLEMENTAL DATA                                               ------------------------------
                          ------------------------------------------                   RATIO OF NET                   RATIO OF NET
                          ------------------------------------------     RATIO OF      INVESTMENT        RATIO OF     INVESTMENT
                                        NET ASSETS,                      EXPENSES TO   INCOME (LOSS)     EXPENSES TO  INCOME (LOSS)
                          TOTAL         END OF PERIOD  PORTFOLIO         AVERAGE NET   TO AVERAGE        AVERAGE NET  TO AVERAGE
PERIOD ENDED              RETURN (B)   (IN THOUSANDS)  TURNOVER (D)      ASSETS (C)    NET ASSETS (C)    ASSETS (C)   NET ASSETS (C)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND

Class A
       06/30/2008        (6.85)%      $ 662,739        20%               1.02 %       (0.22)%            n/a          n/a
       12/31/2007         17.26         697,484        45                1.02         (0.04)             n/a          n/a
       12/31/2006          6.76         625,869        37                1.02          0.16              n/a          n/a
       12/31/2005         14.10         623,382        30                1.02         (0.32)             n/a          n/a
       12/31/2004         18.03         541,739        34                1.02         (0.55)             1.04        (0.57)
       12/31/2003          38.60        379,541        43                1.03         (0.60)             1.04        (0.61)

Class B
       06/30/2008         (6.77)         29,063        20                0.82         (0.02)             n/a          n/a
       12/31/2007         17.50          29,638        45                0.82          0.18              n/a          n/a
       12/31/2006          6.97          24,998        37                0.81          0.08              n/a          n/a
       12/31/2005         14.32             276        30                0.82         (0.12)             n/a          n/a
   03/05(A)-12/31/2004    12.32              33        34                0.81         (0.24)             0.82        (0.25)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE VALUE FUND

Class A
       06/30/2008        (11.06)        620,180        12                0.95          1.50              n/a          n/a
       12/31/2007          0.85         707,468        33                0.95          1.59              n/a          n/a
       12/31/2006         20.11         681,711        26                0.96          1.48              n/a          n/a
       12/31/2005          6.07         544,901        29                0.97          1.08              n/a          n/a
       12/31/2004         15.12         485,126        42                0.99          1.01              1.01         0.99
       12/31/2003         29.97         404,470        28                1.00          1.05              1.02         1.03

Class B
       06/30/2008        (11.04)            541        12                0.75          1.67              n/a          n/a
       12/31/2007          1.03             641        33                0.75          1.73              n/a          n/a
       12/31/2006         20.30             391        26                0.76          1.71              n/a          n/a
       12/31/2005          6.42             281        29                0.77          1.28              n/a          n/a
   03/05(A)-12/31/2004     9.87              34        42                0.79          1.51              0.80         1.50
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(A)  Commencement of operations.

(B)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(C)  Annualized for periods less than one year.

(D)  Portfolio Turnover excludes dollar roll transactions.

(E)  Calculated using the average shares method for periods ended after December
     31, 2005.

(F)  Distributions of $0.00 represent amounts less than $0.005.

                                   PROSPECTUS


                   MARCH 31, 2008, AS AMENDED, OCTOBER 6, 2008


                                JNL SERIES TRUST

You can find more information about the Trust in:


     o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated March 31, 2008, as amended, October 6, 2008, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).


     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 17240, Denver, Colorado 80217-9959 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

                                        The Trust's SEC file number is: 811-8894


--------

(1) Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell 2000 Index.

(1) MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

                       STATEMENT OF ADDITIONAL INFORMATION


                   MARCH 31, 2008, AS AMENDED, OCTOBER 6, 2008


                                JNL SERIES TRUST

     This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Series Trust Prospectus dated March 31, 2008, as amended, October 6, 2008 ("Prospectus"). Not all Funds described in this SAI may be available for investment in each variable annuity contract or variable life insurance policy offered by Jackson National Life Insurance Company ("JacksonSM") or Jackson National Life Insurance Company of New York ("Jackson NYSM"). The financial statements of the JNL Series Trust for the period ended June 30, 2008 are incorporated by reference (which means they legally are a part of this SAI) from the Trust's Semi-Annual Report to shareholders. The Prospectus, SAI and Annual/Semi-Annual Reports may be obtained at no charge by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 17240, Denver, Colorado 80217-9959 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.


                    SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders of the Funds can communicate directly with the Board of Trustees ("Trustees") by writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual trustee by writing to that trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

                                TABLE OF CONTENTS


General Information and History                                                   3
Common Types of Investments and Management Practices                              3
Additional Risk Considerations                                                   34
Investment Restrictions Applicable to all Funds                                  38
Trustees and Officers of the Trust                                               58
Principal Holders of the Trust's Shares                                          67
Investment Adviser, Sub-Advisers and Other Service Providers                     78
Disclosure of Portfolio Information                                             186
Purchases, Redemptions and Pricing of Shares                                    190
Description of Shares; Voting Rights; Shareholder Inquiries                     192
Tax Status                                                                      194
Financial Statements                                                            196
Appendix A - Ratings of Investments                                             A-1

                         GENERAL INFORMATION AND HISTORY

     The JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust dated June 1, 1994. The Trust offers shares in separate Funds, each with its own investment objective.

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

     This section describes some of the types of securities a Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Fund may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, commercial and residential mortgages and most are structured as pass-through securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of the Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

     Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

AUCTION RATE SECURITIES. A fund may invest in auction rate securities, which are debt instruments (corporate or municipal bonds) with long-term nominal maturity for which the interest rate is reset through a dutch auction. Auction rate securities also refer to a preferred stock for which the dividend is reset through the same process. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. Based on the submitted bids, the auction agent will set the next interest rate by determining the lowest rate to clear the total outstanding amount of auction rate securities. The lowest bid rate at which all the securities can be sold at par establishes the interest rate, otherwise known as the "clearing rate." This rate is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. Auction rate security holders do not have the right to put their securities back to the issuer; as a result, no bank liquidity facility is required. Auctions are typically held every 7, 28, or 35 days; interest on these securities is paid at the end of each auction period. Certain types of auction rate securities will auction daily, with a coupon being paid on the first of every month. Auction rate securities may have less liquidity than comparable debt and equity securities, and may be subject to changes in interest rates, including decreased interest rates.

BANK OBLIGATIONS. A Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that the JNL/AIM International Growth Fund, JNL/AIM Global Real Estate Fund, JNL/AIM Small Cap Growth Fund, JNL/AIM Large Cap Growth Fund, JNL/Credit Suisse Global Natural Resources Fund, JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Franklin Templeton Small Cap Value Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund each may borrow up to 33 1/3% of its total assets. However, the JNL/JPMorgan MidCap Growth Fund may only borrow up to 5% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets. Notwithstanding the foregoing, the JNL/Credit Suisse Long/Short Fund may pledge up to 60% of its net assets as collateral to secure the short sales inherent in its investment strategy. The JNL/Lazard Emerging Markets Fund and the JNL/Credit Suisse Long/Short Fund may borrow for investment purposes to the extent permitted under the Investment Company Act of 1940, as amended ("1940").

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

BRADY BONDS. A Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of Treasury, Nicholas F. Brady ("Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela.

     Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily in U.S. dollars) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted to at least one year's interest payments based on applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: 1) the collateralized repayment of principal at final maturity; 2) the collateralized interest payments; 3) the uncollateralized interest payments; and
(4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors including residual risk and the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

     Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accord with the terms of the debt.

CASH POSITION. JNL/Select Money Market Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in up to 397 days that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. A Fund also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, rebalances, and serves as a short-term defense during periods of unusual market volatility.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as, aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (E.G., interest rate risk and default risk), CDOs carry additional risks including, but are limited to the following:
(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A Fund may invest in CMOs, which are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a tranche. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity collateral to formulate securities with short, intermediate and long final maturities and expected average lives. Depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

COMMERCIAL PAPER. A Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.

COMMON AND PREFERRED STOCKS. A Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies or companies that are experiencing financial stress.

CONVERTIBLE AND EXCHANGEABLE SECURITIES. A Fund may invest in debt or preferred equity convertible securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price increase in its underlying stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

     A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer's capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security's value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

     Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.

CORPORATE REORGANIZATIONS AFFECTING SECURITIES HELD BY THE JNL/S&P COMPETITIVE ADVANTAGE FUND, JNL/S&P DIVIDEND INCOME & GROWTH FUND, JNL/S&P INTRINSIC VALUE FUND, AND JNL/S&P TOTAL YIELD FUND. If a portfolio company has a spin off, the Fund will retain the shares of the spin off until the next Stock Selection Date. If a portfolio company is merged into another company and is not the surviving company, the Fund will liquidate any shares it receives in the merger promptly and reinvest the proceeds and any cash distribution in the remaining portfolio companies in accordance with their respective investment percentages. If two portfolio companies in the same benchmark merge, the Fund will keep the resulting company in the portfolio in accordance with the combined weighting of the 2 companies prior to the merger.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES. The JNL/Goldman Sachs Emerging Markets Debt Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which the JNL/Goldman Sachs Emerging Markets Debt Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the JNL/Goldman Sachs Emerging Markets Debt Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The JNL/Goldman Sachs Emerging Markets Debt Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the JNL/Goldman Sachs Emerging Markets Debt Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the JNL/Goldman Sachs Emerging Markets Debt Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the JNL/Goldman Sachs Emerging Markets Debt Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the JNL/Goldman Sachs Emerging Markets Debt Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depositary receipts in registered form are intended for use in the U.S. securities markets, while depositary receipts in bearer form are intended for use in securities markets outside the U.S. Depositary receipts may or may not be denominated in the same currency as the underlying securities which they represent.

     Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

         Depositary receipts involve many of the same risks as direct investments in foreign securities, described herein.

DIVERSIFICATION. Certain of the Funds are diversified companies, as such term is defined under the 1940 Act. A Fund that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by the following:

     o    Cash and cash items (including receivables);
     o    Government securities;
     o    Securities of other investment companies; and
     o Other securities limited in respect to any one issuer to not more than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

     These percentage limitations are measured at the time that a Fund acquires a security, and a Fund will not lose its diversification status if the Fund's holdings exceed these percentages because of post-acquisition changes in security prices.

EQUITY LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimized Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Investment Companies" herein.

EQUITY SWAPS. Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract typically will be a bank, investment banking firm or broker-dealer. The counterparty generally will agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in specified equity securities, plus the dividends that would have been received on those equity securities. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such equity securities. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the equity securities less the interest paid by the Fund on the notional amount.

     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that are contractually obligated to be made. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund will not treat them as being subject to the Fund's borrowing restrictions.

EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") are funds, unit investment trusts or depositary receipts that hold portfolios of stocks that closely track the performance and dividend yield of a specific index. Currently, the types of indices sought to be replicated by ETFs included domestic equity indices, fixed-income indices, sector indices and foreign or international indices. ETF shares are traded on exchanges and are traded and priced throughout the trading day. ETFs permit an investor to purchase a selling interest in a portfolio of stocks throughout the trading day. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the NAVs derived from the ETFs underlying securities. Additionally, if a Fund decides to redeem its ETF shares rather than selling them on a secondary market, the Fund may receive the underlying securities which it must sell in order to obtain cash. Most ETFs are investment companies. Therefore, a Funds' purchase of ETF shares are subject to the limitations on and the risks of a Funds' investment in other investment companies, which are described herein.

EVENT-LINKED BONDS. A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed income securities represent a loan on money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer's repayment schedule.

     The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

ADJUSTABLE AND FLOATING RATE OBLIGATIONS. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. See also the discussion of "Variable Rate Securities" below.

FOREIGN CURRENCY TRANSACTIONS. A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see
"Futures, Options, and Derivative Instruments" in the Additional Risk Considerations section herein), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

     LOCK IN. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     DIRECT HEDGE. If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

     PROXY HEDGE. A Fund might choose to use a "proxy" hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

FOREIGN SECURITIES. A Fund may invest in foreign securities. The JNL/AIM Global Real Estate Fund may invest a significant amount of its assets in foreign securities. Investors should realize that investing in foreign securities involves certain special considerations that typically are not associated with investing in U.S. securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and U.S. dollar-denominated securities traded in the U.S. (such as ADRs). Such investments increase a Fund's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

     CURRENCY RISK. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     REGULATORY RISK. Foreign companies are not registered with the U.S. Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     MARKET RISK. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     RISK OF DEVELOPING (EMERGING MARKET) COUNTRIES. The JNL/AIM Global Real Estate Fund may invest up to 20% and the JNL/AIM International Growth Fund may invest, without limit, but does not intend to invest more than 20% of its total assets, in securities of companies located in developing countries. JNL/PIMCO Real Return Fund may invest up to 10% of its total assets in assets in securities and instruments that are economically tied to emerging market countries. JNL/PIMCO Total Return Bond Fund may invest up to 15% of its total assets in assets in securities and instruments that are economically tied to emerging market countries. Other funds that may invest in securities of companies located in foreign markets, including developing countries or emerging markets are the JNL/Capital Guardian Global Balanced Fund, JNL/Capital Guardian Global Diversified Research Fund, JNL/Capital Guardian International Small Cap Fund, JNL/Credit Suisse Global Natural Resources Fund, JNL/Franklin Templeton Income Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/M&G Global Basics Fund, JNL/Oppenheimer Global Growth Fund, JNL/PAM Asia ex-Japan Fund, JNL/PAM China-India Fund, JNL/PPM America High Yield Bond Fund, and the JNL/T. Rowe Price Established Growth Fund. Developing countries are generally those countries which are not included in the MSCI World Index. Each Fund considers various factors when determining whether a company is in a developing country, including whether: (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country;
(3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. government securities, foreign government securities or equity or fixed-income securities. A Fund may buy or sell "regulated" futures contracts that are traded on U.S. exchanges, as well as standardized futures contracts that are traded on foreign exchanges or boards of trade, or non-standardized instruments traded in U.S. or foreign over-the-counter or inter-dealer markets.

     Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Fund's income.

     The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Jackson National Asset Management, LLCSM ("JNAM" or the "Adviser") and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" and the Funds' have claimed an exclusion from the definition of the term under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as commodity pool advisers or commodity pool operators under that Act.

     If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes).

HIGH-YIELD BONDS. A Fund may invest its assets in fixed-income securities offering high current income that are in the lower-rated categories of recognized rating agencies or, if not rated, considered to be of comparable quality. Investments in lower-rated fixed income securities involve greater risk than investments in higher-rated ("investment grade") securities. High-yield bonds are commonly referred to as "junk bonds."

     High-yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high-yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may also depress the price for such securities. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     The analysis of the creditworthiness of issuers of lower-rated fixed income securities may be more complex and uncertain than for issuers of higher-rated securities, and the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. A Fund may not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Fund deems it in the best interest of shareholders.

HYBRID INSTRUMENTS. A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

ILLIQUID SECURITIES. A Fund may hold illiquid investments. Illiquid investments are generally investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933, as amended ("1933 Act")) not determined to be liquid in accord with guidelines established by the Trust's Board of Trustees; over-the-counter
("OTC") options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions. See the description of the Funds' investment restrictions herein for more information about the Funds' policies with respect to investments in illiquid securities.

     Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds' shares.

     Each Fund may invest up to 15% (10% in the case of the JNL/Select Money Market Fund and the JNL/Oppenheimer Global Growth Fund) of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

INFLATION-INDEXED BONDS. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price-Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

INITIAL PUBLIC OFFERINGS ("IPOS"). The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

INSTALLMENT RECEIPTS. Installment receipts are viewed as new issues of stock sold with the obligation that buyers will pay the issue price in a series of installment payments instead of one lump sum payment. The buyer usually pays a deposit upon settlement, normally one-half the issue price of the shares, with the balance to be paid in one year.

INVESTMENT COMPANIES. A Fund may invest in investment companies, including other Funds of the Trust, to the extent permitted under the 1940 Act, including unaffiliated money market funds. A Fund may invest cash balances in shares of investment companies, including other Funds of the Trust, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund. In addition, for "temporary defensive positions," the Funds may exceed these limits.

MORTGAGE-BACKED SECURITIES. A Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-backed security held by a Fund are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may raise or lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments.). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

MORTGAGE DOLLAR ROLLS AND U.S. TREASURY ROLLS. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. A Fund may only enter into covered rolls. A "covered roll" is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. At the time a Fund enters into a "covered roll," it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back "when issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when issued" U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

PARTICIPATIONS AND ASSIGNMENTS. A Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). A Fund may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions. The Funds currently treat investments in Participations and
Assignments   as   liquid   securities,   however,   certain   Assignments   and
Participations may be illiquid characteristics, and may be reviewed for liquidity by the Funds' "Pricing Committee," as well as, the Sub-Advisers.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation of which either at least 75% of its income is passive or an average of at least 50% of its assets produce, or are held for the production of, passive income. In addition to bearing their proportionate share of the Trust's annual operating expenses, shareholders will also indirectly bear similar expenses of such investment companies.

PORTFOLIO TURNOVER. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

PRIVATE PLACEMENTS. A Fund may invest in "Private Placements," which are securities exempt from registration under the Securities Act of 1933, as amended, and state securities laws. Private Placements are typically offered to institutional investors, such as the Funds, and are used by the companies offering such securities to raise capital. Private Placements may be debt or equity securities. There is generally no secondary market for Private Placement securities, and as such, Private Placements are generally treated as illiquid securities and subject to limitations on investments in illiquid securities (see "Illiquid Securities" herein). Many companies issuing Private Placements are unseasoned companies and Private Placements involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited financial resources. There is no guarantee that securities issued through Private Placements will retain their value, and a Fund could lose money investing in such securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. The REITs in which a Fund may invest include equity REITs, which own real estate properties and realize income from rents and gain or loss from the sale of real estate interests, and mortgage REITs, which make construction, development and long-term mortgage loans and realize income from interest payments on loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, heavy cash flow dependency, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified. REITs (especially mortgage REITs) are subject to interest rate risk.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

     The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

     When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

RULE 144A SECURITIES AND SECTION 4(2) PAPER. Rule 144A securities and Section 4(2) Paper are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A and Section 4(2) under the 1933 Act and state securities laws. Rule 144A and Section 4(2) permit certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-Advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A and/or Section 4(2) are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A or Section 4(2) security is liquid or not is a question of fact. In making this determination the Sub-Advisers may consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A or Section 4(2) security. In addition, the Sub-Advisers may also consider the
(i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Sub-Advisers will also monitor the liquidity of Rule 144A and Section 4(2) securities and, if as a result of changed conditions, the Sub-Advisers determines that a Rule 144A or Section 4(2) security is no longer liquid, the sub-advisers will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A or
Section 4(2) securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

SECURITIES  LENDING.  Lending  portfolio  securities  enables  a  Fund  to  earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Fund's portfolio securities must deposit acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines. A Fund may reinvest any cash collateral in money market investments or other short-term liquid investments. A Fund retains authority to terminate any of its loans at any time. A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.


The Funds' Board of Trustees has approved each Fund's participation in a securities lending program. Under the securities lending program, the Funds have retained an affiliate of a sub-adviser to serve as the securities lending agent (The Bank of New York Mellon). The Bank of New York Mellon also serves as the Funds' custodian. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds' Board of Trustees will periodically review information on the Funds' securities lending program.


The net securities lending revenue is shared by the lending agent and the Funds. The Funds retain 100% of their portion. The securities lending revenue "split" between the Funds and the lending agent was determined based on the Adviser's review of competitive industry information. The Adviser will periodically review the "split" between the lending agent and the Funds.

SHORT SALES. A Fund may sell securities short. A short sale is the sale of a security the Fund does not own. If a Fund sells a security short, it must borrow from a broker-dealer or other lender that security to deliver to the purchaser in the short sale. A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security sold short goes up, the Fund will have to buy it back at that higher price resulting in a loss to the Fund, to make good on the borrowing.

A Fund is permitted and intends from time to time to effect short sales that are not "against the box." In a short sale that is not "against the box," the Fund does not own the security borrowed. To secure its obligation to deliver to such broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (including the proceeds of the short sale). As a result of these requirements, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities.

The amounts deposited with the broker or segregated, as described above, do not have the effect of limiting the amount of money that the Funds may lose on a short sale. In a short sale that is not "against the box", a Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

In a short sale that is not "against the box", a Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which a Fund replaces the borrowed security. On the other hand, a Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that a Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales that are not "against the box" differ from those that could arise from a cash investment in a security in that losses from short sales that are not "against the box" may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of a Fund's investment in the security. For example, if a Fund purchases a $10 security, potential loss is limited to $10; however, if a Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

Short sales and short sales "against the box" may afford a Fund an opportunity to earn additional current income to the extent a Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period a Fund's short positions remain open. There is no assurance that a Fund will be able to enter into such arrangements.

SHORT-TERM CORPORATE DEBT SECURITIES. A Fund may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (E.G., bonds, debentures or notes) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates.

SHORT-TERM FUNDING AGREEMENTS. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts ("GICs"), while those issued by banks are referred to as Bank Investment Contracts ("BICs"). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund's net assets will be invested in short-term funding agreements and other illiquid securities.

STANDARD & POOR'S DEPOSITORY RECEIPTS ("SPDRS"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to facilitating the handling of cash flows or trading or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

STRIPPED MORTGAGE-BACKED SECURITIES. A Fund may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest ("IOs," or "interest-only" securities), while the other class will receive all of the principal ("Pos," or "principal-only" securities). The yield to maturity of such mortgage-backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or AA or is derived from a full faith and credit obligation of an agency or instrumentality of the U.S. government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

SUPRANATIONAL  AGENCY  SECURITIES.  A Fund may  invest in  securities  issued or
guaranteed  by  certain  supranational   entities,  such  as  the  International
Development Bank.

SPECIAL SITUATIONS. A Fund may invest in "special situations." A special situation arises when, in the opinion of the Fund's investment sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

SWAP AGREEMENTS. A Fund may enter into interest rate, total return, credit default, index, spread-lock, credit-linked notes (with embedded swaps) and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower costs to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. In addition, the Fund may enter into such transactions to manage certain risks and to implement investment strategies in a more efficient manner. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate "caps," under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate "collars," under which a party sells a "cap" and purchases a "floor" or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. The Fund may also collateralize the net amounts under a swap agreement by delivering or receiving cash and securities if exposures exceed certain minimum thresholds. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the 1940 Act's restriction concerning issuance by a Fund of senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be construed to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (I.E., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

TRADE CLAIMS. The JNL/Franklin Templeton Small Cap Value Fund and JNL/Franklin Templeton Mutual Shares Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid, as there is a secondary market. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

TRUST PREFERREDS. The JNL/Goldman Sachs Emerging Markets Debt Fund may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. Securities of U.S. Government agencies and instrumentalities may, in certain circumstances, be treated as U.S. Government securities. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

     A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its assets in any combination of inverse floater, interest only, or principal only securities.

WARRANTS. A Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase equity securities at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Fund may purchase securities on a when-issued or delayed delivery basis ("when-issueds") and may purchase securities on a forward commitment basis ("forwards"). Any or all of a Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). During this period, alternative investment options are not available to the Fund to the extent of the segregated cash or liquid assets.

     A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

ZERO COUPON, STRIPPED AND PAY-IN-KIND BONDS. Unless otherwise stated herein, a Fund may invest up to 10% of its total assets in "zero coupon" bonds or "strips"(the JNL/JPMorgan U.S. Government & Quality Bond Fund may invest up to 20% and the JNL/Goldman Sachs Emerging Markets Debt Fund may invest up to 25% of their total assets in zero coupon bonds or strips). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase "pay-in-kind" bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

     Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

     Current federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

MONEY MARKET FUND INVESTMENTS

     The JNL/Select Money Market Fund will comply with Rule 2a-7, ("Rule") under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. The Rule is applicable to any registered investment company, such as the Fund, which holds itself out as a "money market" fund and which seeks to maintain a stable net asset value per share by either the "amortized cost" or "penny rounding" methods of determining net asset value.

     It is the policy of the Fund to seek to maintain a stable net asset value per share of $1.00. The portfolio investments of the Fund are valued on the basis of their "amortized cost" in accordance with the Rule. This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by the Fund prior to its maturity. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment in the market. The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Fund's net asset value per share as determined by the fair market value of the investments held will materially differ from the Fund's net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Fund will be able to maintain a stable net asset value per share of $1.00.

     Pursuant to the Rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, and may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the sub-adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO") or, if only one NRSRO has issued a rating, by that NRSRO ("requisite NRSRO"). An unrated security may also be an Eligible Security if the sub-adviser determines that it is of comparable quality to a rated Eligible Security pursuant to the guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix to this SAI. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

     Under the Rule, the Fund may not invest more than 5% of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities. A "first tier security" is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. The Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than
(i) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (ii) five percent of its total assets in second tier securities.

                         ADDITIONAL RISK CONSIDERATIONS

EMERGING  MARKETS.   The  risk   considerations   noted  herein  under  "Foreign
Securities" may be particularly relevant in the case of investments in developing countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve the same direct currency and liquidity risks as direct investments in foreign securities.

     The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund's foreign investments may cause changes in a Fund's share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the
performance  of  a  Fund,   depending  on  the  extent  of  the  Fund's  foreign
investments.

     A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

     These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund's performance depending on the sub-adviser's ability to correctly predict future exchange rates. If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund's return may be lower than if such strategies had not be employed at all.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Fund to additional investment risks and transaction costs. If a sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and
(iv) the possible absence of a liquid secondary market for any particular instrument at any time. Investments in derivative instruments traded on foreign exchanges or in foreign markets also entail the additional risks described above with respect to foreign securities. Foreign derivatives may be standardized contracts traded on a foreign exchange or board of trade, or traded in over-the-counter or inter-dealer markets.

     A Fund may purchase and sell both put and call options on fixed income or other securities, swap agreements or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient cash or liquid assets are segregated to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate cash or liquid assets equivalent to the amount, if any, by which the put is "in the money."

HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment
obligations,   to  meet  projected  business  goals  and  to  obtain  additional financing.

     The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

     A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

HIGH-YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See "Foreign Securities.") The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the ("CTFC"), which generally regulates the trading of commodity futures on U.S. exchanges, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

                 INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

FUNDAMENTAL POLICIES. Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

     (1) Each Fund, except the JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/M&G Global Basics Fund, JNL/M&G Global Leaders Fund, JNL/Mellon Capital Management European 30 Fund, JNL/Mellon Capital Management Pacific Rim 30 Fund, JNL/PIMCO Real Return Fund, JNL/Red Rocks Private Listed Equity Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Moderate Growth Retirement Strategy Fund, JNL/S&P Growth Retirement Strategy Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund, JNL/S&P 4 Fund, JNL/PAM Asia ex-Japan Fund, JNL/PAM China-India Fund, JNL/Lazard Small Cap Equity Fund and JNL/Lazard Mid Cap Equity Fund, shall be a "diversified company," as such term is defined under the 1940 Act.

     (2) No Fund (except for the JNL/AIM Global Real Estate Fund, JNL/Credit Suisse Global Natural Resource Fund, JNL/Red Rocks Listed Private Equity Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund and JNL/S&P Disciplined Growth Fund) may invest more than 25% (for the AIM sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. government securities and/or foreign sovereign debt securities). It is important to note that industry classification may be very narrow. For example, the telecommunications industry is comprised of several services, which are considered separate industries by the sub-advisers. Services can include cellular, long distance, paging and messaging, satellite or data and internet. As the telecommunications industry continues to expand, there may be more service industries created. Similarly, within the metals and mining industry, issuers may be classified into several distinct industries that are considered separate industries, including, but not limited to the following: aluminum, diversified metals and mining, gold, precious metals and minerals, steel, copper, and nickel. As different industries continue to expand, new technologies are created, and companies continue to specialize, there may be more industries created.

     The JNL/AIM Global Real Estate Fund will concentrate (as such term may be defined or interpreted under the 1940 Act, the rules thereunder, and governing interpretations) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of this fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

     (3) No Fund may invest directly in real estate or interests in real estate (except for the JNL/AIM Global Real Estate Fund); however, the Funds may own debt or equity securities issued by companies engaged in those businesses. The JNL/Lazard Emerging Markets Fund may purchase and sell securities that are secured and may invest in interests in or leases relating to oil, gas or other mineral exploration or development programs.

     (4) The JNL/Franklin Templeton Small Cap Value Fund, the JNL/Franklin Templeton Global Growth Fund and the JNL/Franklin Templeton Mutual Shares Fund may not invest in oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction.

     (5) No Fund may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (6) No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% (for the AIM sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (7) No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     (8) No Fund may invest more than 15% of its net assets (10% in the case of the JNL/Select Money Market Fund and the JNL/Oppenheimer Global Growth Fund) in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.

     (9) No Fund may issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for the AIM sub-advised Funds, the JNL/Credit Suisse Global Natural Resources Fund, the JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, the JNL/Franklin Templeton Small Cap Value Fund, JNL/Franklin Templeton Mutual Shares Fund, and JNL/Goldman Sachs Mid Cap Value Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's (not applicable to the AIM sub-advised Funds, the JNL/Credit Suisse Global Natural Resources Fund, the JNL/Credit Suisse Long/Short Fund, JNL/Franklin Templeton Global Growth Fund, the JNL/Franklin Templeton Small Cap Value Fund, JNL/Franklin Templeton Mutual Shares Fund, and the JNL/Goldman Sachs Mid Cap Value Fund) total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated. This policy does not apply to the JNL/Lazard Emerging Markets Fund.

OPERATING POLICIES. The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

FOR EACH FUND, TO THE EXTENT APPLICABLE:

     (a) The Fund intends to comply with the CFTC regulations limiting the Fund's investments in futures and options for non-hedging purposes.

     (b)  The  Fund  of  Funds  will  look  through  to  the  investment  of the
          Underlying   Funds  for   purposes  of   determining   diversification
          requirements.

FOR JNL/AIM INTERNATIONAL GROWTH FUND:

     (a) The Fund will invest in a diversified portfolio of reasonably priced, quality international equity securities whose issuers are considered by the Fund's portfolio managers to have strong fundamentals and/or accelerating earnings growth.

     (b) The Fund will invest in the securities of companies located in at least four countries in the developed markets of Western Europe and the Pacific Basin.

     (c) The Fund will invest no more than 20% of the Fund's total assets in companies located in developing countries, i.e. those that are in the initial stages of their industrial cycles.

FOR THE JNL/AIM LARGE CAP GROWTH FUND AND JNL/AIM SMALL CAP GROWTH FUND:

     (a) The Fund may not deposit or pledge as collateral, more than 10% of its total assets for short sales ("against the box") at any one time.

     (b) The Fund may not invest more than 25% of its net assets in foreign securities.

     (c) The Fund may not invest more than 15% of its net assets in illiquid securities.

     (d)  The Fund may not invest more than 15% of its net assets in REITs.

     (e) The Funds will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Funds will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     (f) The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

     (g) The Funds do not intend to invest more than 5% in futures contracts. Additionally, they currently do not intend to invest in any security (including futures contracts or options thereon) that are secured by physical commodities.

FOR THE JNL/AIM GLOBAL REAL ESTATE FUND:

     (a) The Fund will normally invest at least 80% of its assets in securities of real estate and real estate-related companies located in the U.S. and foreign countries.

     (b) The Fund may invest up to 20% of its total assets in securities of companies located in developing countries.

     (c) The Fund may invest up to 10% of its total assets in non-investment grade debt securities (commonly known as "junk bonds").

     (d) The Fund will normally invest in securities of companies located in at least three different countries, including the United States.

FOR THE JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND:

     (a) The Fund will normally invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $750 million at the time of purchase.

     (b) The equity portion of the Fund may invest in equity securities of developing country (emerging market) issuers.

     (c) The Fund will invest principally in marketable fixed-income securities, denominated in currencies from around the world. The bond portion of the Fund will be invested in one or a combination of the following:

          o    Securities  rated  either  Baa3 or  better by  Moody's  Investors
               Service, Inc. or Fitch or BBB or better by Standard & Poor's Corporation, or securities unrated by either of the foregoing that are deemed by the Sub-Adviser to be of equivalent investment quality;
          o Securities issued or guaranteed by a national government, its agencies and instrumentalities (excluding developing countries) or a supranational organization,
          o    Cash equivalents and cash; or
          o    Currency options or forward currency contracts.

     (d) The fixed-income portion of the Fund may invest in debt securities of developing country (emerging market) issuers.

     (e) The fixed-income portion of the Fund may invest in securities rated lower than those above, or securities unrated by either of the foregoing that are deemed by the Sub-Adviser to be of equivalent investment quality.

     (f)  Instruments  received as a result of corporate  actions are permitted.
          Investments in hybrid securities including Tier 1 or other fixed income securities with equity characteristics are permitted.

     (g) Investments in Credit Default Swaps and Interest Rate Swaps are permitted.

FOR JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND:

     (a) The Fund will normally invest at least 80% of its assets in a portfolio consisting of equity securities of U.S. and non-U.S. issuers.

     (b) The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1 billion at the time of purchase.

     (c) The Fund may also invest in equity securities of developing country (emerging market) issuers.

FOR JNL/CAPITAL GUARDIAN INTERNATIONAL SMALL CAP FUND:

     (a) The Fund will normally invest at least 80% of its assets in a portfolio consisting primarily of equity securities of non-U.S. issuers (including ADRs and other U.S. registered securities) and securities whose principal markets are outside the U.S. with market capitalization of between $50 million and $2 billion at the time of purchase. In determining market capitalization, the Fund may consider the value of the shares which are publicly traded.

     (b) The Fund may also invest up to 10% at the time of purchase in the securities of developing country issuers.

     (c) The Fund may also invest up to 10% at the time of purchase in the securities of developing country issuers.

FOR JNL/CAPITAL GUARDIAN U.S. GROWTH EQUITY FUND:

     (a) The Fund will normally invest at least 80% of its assets in a portfolio consisting primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities that are tied economically to the U.S.).

     (b) The Fund normally will invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $1.5 billion at the time of purchase.

FOR THE JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND:

     (a) The Fund will normally invest at least 80% of its assets in worldwide companies active in the extraction, production, processing and trading of the following products: chemicals, building materials, metal and other raw materials, timber and paper products, containers and packaging as well as companies in the energy resources sector.

FOR THE JNL/EAGLE CORE EQUITY FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, will be invested in U.S. common stocks.

     (b) The Fund may invest up to 20% of its assets in non-investment grade securities.

     (c) The Fund may invest up to 25% of its total assets in foreign securities.

FOR THE JNL/EAGLE SMALLCAP EQUITY FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in the equity securities of companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index.

     (b) The Fund may invest up to 5% of its assets in non-investment grade securities.

FOR JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND:

     (a) The Fund may not invest more than 25% of its net assets in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

     (b) The Fund may not invest in "letter stocks" or securities on which there are sales restrictions under a purchase agreement.

     (c) The Fund may not pledge, mortgage, hypothecate, or otherwise encumber its assets except to secure indebtedness permitted under its borrowing policy.

FOR THE JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND:

     (a)  The Fund may invest up to 35% of its assets in foreign securities.

     (b) The Fund may not invest more than 25% of its net assets in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.)

     (c) The Fund may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer, or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

FOR THE JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND:

     (a) The Fund may not invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

     (b) The Fund may not purchase securities on margin, except that the Fund may make margin payments in connection with futures, options and currency transactions.

     (c)  The Fund may invest up to 15% in high yield bonds.

     (d) The Fund may not buy securities of open-end or closed-end investment companies, except that the Fund may: (i) buy securities of open-end or closed-end investment companies in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the Fund; or (iii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act.

     (e) The Fund may not invest more that 5% of its assets in securities of issuers with less than 3 years continuous operation, including the operations of any predecessor companies.

     (f) The Fund may not hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 15% of the value of the Fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest in registered investment companies as described in restriction (a) above.

     (g) The Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed.

FOR THE JNL/GOLDMAN SACHS CORE PLUS BOND FUND:

     (a) The Fund does not currently intend to invest more than 75% of its assets in non-investment grade securities.

     (b) The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives.

     (c) To maintain liquidity, the Fund may invest up to 20% of its assets in high-quality, short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy).

     (d) If at some future date, in the opinion of the sub-adviser, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments.

     (e) The Fund may not make short sales of securities, except short sales against the box.

     (f) The Fund may not invest in companies for the purpose of exercising control.

     (g) The Fund may not invest more than 15% of the Fund's net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (h) The Fund may not purchase additional securities if the Fund's borrowings (excluding mortgage dollar rolls) exceed 5% of its net assets.

FOR THE JNL/GOLDMAN EMERGING MARKETS DEBT FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in sovereign and corporate debt of issuers located in emerging countries denominated in the local currency of such emerging countries or in currencies of such emerging countries.

     (b) The Fund may not invest in companies for the purpose of exercising control or management.

     (c) The Fund may not purchase additional securities if the Fund's borrowings, as permitted by the Fund's borrowing policy, exceed 5% of its net assets.

     (d) The Fund may not make short sales of securities, except short sales against the box.

FOR THE JNL/GOLDMAN SACHS MID CAP VALUE FUND:

     (a) The Fund may not invest in companies for the purpose of exercising control.

     (b) The Fund may not invest more than 15% of the Fund's net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (c) The Fund may not purchase additional securities if the Fund's borrowings (excluding mortgage dollar rolls) exceed 5% of its net assets.

     (d) The Fund may make short sales of securities, except short sales against the box.

     (e)  The Fund may invest in the  aggregate up to 25% of its net assets plus
          any  borrowings   (measured  at  the  time  of  purchase)  in  foreign
          securities.

     (f) The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

     (g) The Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

FOR THE JNL/GOLDMAN SACHS SHORT DURATION BOND FUND:

     (a) The Fund must invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes), under normal circumstances, in fixed income securities (including derivatives on such securities).

     (b) The Fund must be invested in securities rated investment grade, A-2 or P-2 or the equivalent by one nationally recognized statistical rating organization (NRSRO) (or otherwise considered to meet the rating requirements). For the purpose of calculating compliance with the credit constraints, if split rated, the highest rating shall apply.

     (c)  Reverse repurchase agreements are not permitted.

     (d) Short selling is not permitted (except with respect to shorts against the box, futures and options).

FOR JNL/JPMORGAN MIDCAP GROWTH FUND:

     (a) The Fund will invest at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.

     (b) The Fund may invest in futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets.

     (c) The Fund may invest any portion of its assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

     (d)  The Fund may invest up to 20% of its assets in foreign securities.

FOR THE JNL/JPMORGAN INTERNATIONAL VALUE FUND:

     (a) The Fund will invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of value common stocks of non-U.S. companies; the Fund seeks to invest mainly in, but is not limited to, securities included in the MSCI EAFE Value Index.

     (b) The Fund may invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

FOR THE JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in the following: U.S. Treasury obligations; obligations issued or guaranteed by agencies or instrumentalities of the U.S. government; mortgage-backed securities guaranteed by Ginnie Mae that are supported by the full faith and credit of the U.S. government; mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government; and collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed either by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees them or (ii) the full faith and credit of the U.S. government.

     (b) The Fund may invest up to 20% of its assets in U.S. dollar-denominated non-U.S. government securities or debt obligations of corporations, including medium term notes and US dollar issues of foreign corporations (yankees) and US dollar denominated foreign government securities rated AAA, AA, A or BBB by S&P or AAA, AA, A or BAA by Moody's, or if unrated, determined to be of comparable quality.

     (c) The Fund may not invest more than 10% of its total assets in obligations of foreign issuers.

     (d) The Fund may invest up to 20% of its total assets in "zero coupon" bonds or "strips."


FOR THE JNL/LAZARD MID CAP EQUITY FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in the equity securities of undervalued medium size companies.

     (b) The Fund may invest up to 15% of its total assets in foreign securities.

FOR THE JNL/LAZARD SMALL CAP EQUITY FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in the equity securities of undervalued small U.S. companies in the range of the Russell 2000 Index.

     (b) The Fund does not currently intend to invest more than 10% of its total assets in the securities of unseasoned companies.

FOR THE JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks.

FOR THE JNL/MELLON CAPITAL MANAGEMENT EUROPEAN 30 FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in the common stock of 30 companies selected from the MSCI Europe Index.

FOR THE JNL/MELLON CAPITAL MANAGEMENT PACIFIC RIM 30 FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in the common stock of 30 companies selected from the MSCI Pacific Index.

FOR THE JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND:

     (a) The Fund may hold up to 25% of its value in S&P 500 Index futures contracts.

FOR THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND:

     (a) The Fund may hold up to 25% of its value in baskets of local futures contracts (DAX, Cac 40, Euro Stoxx, Topix, FTSE, etc.).

FOR THE JNL/OPPENHEIMER GLOBAL GROWTH FUND:

     (a) Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purposes of the Fund's investment allocations.

FOR JNL/PAM ASIA EX-JAPAN FUND:

     (a) The Fund may invest up to 20% of its assets in securities in Japanese and/or non-Asian securities.

     (b) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in equity and equity-related securities of companies, which are incorporated, are listed in, or have their area of primary activity, in Asia Pacific ex-Japan.

FOR JNL/PAM CHINA-INDIA FUND:

     (a) The Fund may invest up to 20% of its assets in securities non-Chinese and/or non-Indian securities.

     (b) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in equity and equity-related instruments of corporations, which are incorporated in, or listed in, or operating principally from, or carrying on significant business in, or derive substantial revenue from, or whose subsidiaries, related or associated corporations derive substantial revenue from the People's Republic of China and India.

FOR JNL/PPM AMERICA CORE EQUITY FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in the equity securities (which include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants) of domestic, large-capitalization securities which at the time acquired by the Fund have a market capitalization of $2 billion or greater.

     (b) The Fund does not currently intend to invest more than 10% of its total assets in the securities of unseasoned companies.

FOR THE JNL/PPM AMERICA HIGH YIELD BOND FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in non-investment grade fixed-income securities.

     (b) The Fund may invest up to 35% of its total assets in the securities of foreign issuers.

     (c)  The Fund may  invest  up to 10% of its  total  assets  in  either  (i)
          equipment  lease   certificates,   equipment  trust  certificates  and
          conditional sales contracts or (ii) limited partnership interests.

     (d) The Fund may invest up to 20% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with its objective.

     (e) To maintain liquidity, the Fund may invest up to 20% of its assets in cash and/or U.S. dollar-denominated debt securities (short term investments in securities for the forward settlement of trades shall not count for purposes of this policy).

     (f) There may be times when, in the sub-adviser's judgment, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality.

     (g) In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the sub-adviser's determination, are of comparable quality; certificates of deposit; banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks); and repurchase agreements with respect to such obligations.

FOR JNL/PPM AMERICA MID CAP VALUE FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index at the time of the initial purchase.

     (b) The Fund may invest up to 5% of its total assets in securities of companies located in developing countries.

FOR JNL/PPM AMERICA SMALL CAP VALUE FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the S&P Small Cap 600 Index at the time of the initial purchase.

     (b) The Fund may invest up to 5% of its total assets in securities of companies located in developing countries.

FOR JNL/PPM AMERICA VALUE EQUITY FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities.

FOR THE JNL/PIMCO REAL RETURN FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in: high-quality, short-term, fixed-income instruments; inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations; and/or futures contracts.

     (b) The Fund may invest up to 10% of its total assets in non-investment grade, fixed-income securities rated at least B by Moody's or equivalently rated by S&P or Fitch or, if unrated, determined by the sub-adviser to be of comparable quality.

     (c) The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies.

     (d) The Fund may invest up to 10% of its total assets in securities of issuers based in emerging markets.

     (e)  The  Fund  may  not  invest  more  than 5% of its  net  assets  in any
          combination  of  inverse  floater,   interest-only  or  principal-only
          securities.

     (f) The Fund is prohibited from investing in inflation-indexed securities issued by foreign entities.

FOR THE JNL/PIMCO TOTAL RETURN BOND FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in fixed-income securities. For the purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the allowable fixed income instruments.

     (b) The Fund may invest up to 10% of its total assets in non-investment grade, fixed-income securities rated at least B by Moody's or equivalently rated by S&P or Fitch or, if unrated, determined by the sub-adviser to be of comparable quality.

     (c) The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies.

     (d) The Fund may invest up to 15% of its total assets in securities of issuers based in emerging markets.

     (e)  The  Fund  may  not  invest  more  than 5% of its  net  assets  in any
          combination  of  inverse  floater,   interest-only  or  principal-only
          securities.

FOR THE JNL/RED ROCKS LISTED PRIVATE EQUITY FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies ("Listed Private Equity Companies"), and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies.

FOR THE JNL/SELECT BALANCED FUND:

     (a) At least 25% of its assets will be invested, under normal market conditions, in fixed-income securities.

     (b) The Fund may invest up to 35% of its net assets in non-investment grade securities rated at least Ca by Moody's Investors Services, Inc. (Moody's), CC by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) or CC by Fitch.

FOR THE JNL/SELECT MONEY MARKET FUND:

     (a) The Fund may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accordance with Rule 2a-7 under the 1940 Act.

     (b) The Fund may invest more than 25% of its total assets in the domestic banking industry. There are no limitations on investments in U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

FOR THE JNL/SELECT VALUE FUND:

     (a) The Fund may not purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

     (b) The Fund may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

     (c) The Fund may not make short sales of securities (except short sales against the box).

     (d) The Fund may not purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

     (e) The Fund may not pledge, mortgage, hypothecate or encumber any of its securities except to secure permitted borrowings or to secure other permitted transactions. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

     (f) The Fund may not invest in interests in oil or gas or interests in other mineral exploration or development programs.

     (g) The Fund may not purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. The Fund may not sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets. Likewise, the Fund may not sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value all open futures positions held by the Fund may not exceed 50% of its total assets.

FOR THE JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND:

     (a) The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

     (b) The Fund may invest up to 10% of its total assets in hybrid instruments.

FOR THE JNL/T. ROWE PRICE MID-CAP GROWTH FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in mid-cap (as defined in the Prospectus) common stocks with above-average earnings growth potential.

     (b) The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

     (c) The Fund may invest up to 10% of its total assets in hybrid instruments.

FOR THE JNL/T. ROWE PRICE VALUE FUND:

     (a) The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

     (b) The Fund may invest up to 10% of its total assets in hybrid instruments.

     (c) The Fund may invest up to 10% of its total assets in high yield fixed income securities ("junk bonds").

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

OPERATING POLICIES. The Trustees have adopted additional investment restrictions for the Funds. The restrictions or operating policies of the Funds may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

     (a) The Funds (other than the following Funds: JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/Red Rocks Private Listed Equity Fund, and Funds sub-advised by Standard & Poor's
          Investment Advisory Services, LLC (except JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund)) will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.

RULE 35D-1. Certain of the Funds, as noted immediately above or in the Prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

     Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule. This includes Funds of the Trust with names such as "equity," "stock," "bond," "U.S. government," "small, mid or large-cap," or "high yield," or which refer in the name of the Fund to a particular securities index, but does not include terms connoting a style of investing (as distinguished from a type of security) such as "growth," "value" or "global."

INSURANCE LAW RESTRICTIONS. In connection with the Trust's agreement to sell shares to the separate accounts, JNAM and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

                       TRUSTEES AND OFFICERS OF THE TRUST

     The officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for each Fund and choose the Trust's officers. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below).

     The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.

     For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL(R) Series Trust (76 portfolios), JNL
Investors Series Trust (19 portfolios), and JNL Variable Fund LLC (20 portfolios). Some of the Trustees and officers are also Trustees and officers of other Funds in the Fund Complex.

--------------------------------------------------- --------------------------------- ----------------------------------
                                                            POSITION(S) HELD
NAME, ADDRESS AND (AGE)                                        WITH TRUST               NUMBER OF PORTFOLIOS IN FUND
                                                        (LENGTH OF TIME SERVED)       COMPLEX TO BE OVERSEEN BY TRUSTEE
--------------------------------------------------- --------------------------------- ----------------------------------
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Mark D. Nerud (42) (1)                              Trustee 2                                        115
1 Corporate Way                                     (1/07 to present)
Lansing, MI  48951
                                                    President and Chief
                                                    Executive Officer
                                                    (12/06 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to
11/03) (1/07 to  present);  Vice  President  (8/97 to 12/06),  Treasurer,  Chief
Financial Officer of other Investment Companies advised by the Adviser (12/02 to 12/06); Vice President - Fund Accounting & Administration of Jackson National
Life Insurance Company (1/00 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------ ----------------------------------

Michael Bouchard (52)                               Trustee 2                                        115
1 Corporate Way                                     (12/03 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S) DURING PAST 5 YEARS: Sheriff,  Oakland County, Michigan
(1/99 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
------------------------------------------------------------------------------------------------------------------------

William J. Crowley, Jr. (62)                        Trustee 2                                        115
1 Corporate Way                                     (1/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Managing Partner  (Baltimore Office) - Arthur Andersen LLP (1995 to 2002); Board
Member of various corporate boards (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director of Foundation Coal Holdings, Inc.;
Director  of Bio Veris  Corporation  (from 5/04 until 6/07 when the  company was acquired); Director of Provident Bankshares Corporation
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------ ----------------------------------

Dominic D'Annunzio (70)                             Chairman of the Board 2                          115
1 Corporate Way                                     (2/04 to present)
Lansing, MI 48951
                                                    Trustee 2
                                                    (2/02 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ---------------------------------- ----------------------------------

Michelle Engler (50)                               Trustee 2                                         115
1 Corporate Way                                    (12/03 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present);  First
Lady of the State of Michigan (1990 to 2002)

OTHER  DIRECTORSHIPS  HELD BY TRUSTEE:  Director of Federal  Home Loan  Mortgage
Corporation
------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ---------------------------------- ----------------------------------

James Henry, Ph.D. (69)                            Trustee 2                                         115
1 Corporate Way                                    (1/07 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S)  DURING PAST 5 YEARS:  Dean  Emeritus and  Professor of
Finance,  Eli Broad  College of Business and Graduate  School of  Management  at
Michigan State University (2001 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ---------------------------------- ----------------------------------

Richard McLellan (66)                              Trustee 2                                         115
1 Corporate Way                                    (12/94 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Member, Dykema Gossett PLLC (Law Firm)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:
Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- --------------------------------- ----------------------------------

William R. Rybak (57)                              Trustee 2                                        115
1 Corporate Way                                    (1/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Chairman of the Board of Trustees of Lewis University; Member of the Board since
1982;  Member of the Board of Directors of Howe Barnes  Investments,  Inc. since
2001;  Member of the Boards of each of the  Calamos  Mutual  Funds  since  2002;
Member of the Board of Directors of The PrivateBancorp  since 2003;  Chairman of the Board of  Trustees of St.  Coletta's  of  Illinois;  and Member of the Board
since 2000
-----------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- --------------------------------- ----------------------------------

Patricia A. Woodworth (53)                         Trustee 2                                        115
1 Corporate Way                                    (1/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul
Getty Trust  (12/2007 to  present);  Executive  Vice  President  for Finance and
Administration,  Chief  Financial  Officer,  Art  Institute of Chicago  (2002 to
11/2007); Executive Vice President and Chief Financial Officer, The University of Chicago (1998 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None
-----------------------------------------------------------------------------------------------------------------------

(1) Mr. Nerud is an "interested person" of the Trust due to his position with Jackson National Life Insurance Company(R), which is the parent company of the Adviser.

(2) The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

--------------------------------------------------- --------------------------------- ----------------------------------
                                                            POSITION(S) HELD
NAME, ADDRESS AND (AGE)                                        WITH TRUST               NUMBER OF PORTFOLIOS IN FUND
                                                        (LENGTH OF TIME SERVED)       COMPLEX TO BE OVERSEEN BY TRUSTEE
--------------------------------------------------- --------------------------------- ----------------------------------
------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Kelly L. Crosser (35)                               Assistant Secretary                        Not Applicable
1 Corporate Way                                     (9/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Assistant Secretary of other Investment Companies advised by the Adviser (9/07 to present); Senior Compliance Analyst of Jackson National Life Insurance
Company (4/07 to present);  Mutual Fund Compliance  Analyst of Jackson  National
Life Insurance Company (2/06 to 4/07): Senior Paralegal of Jackson National Life
Insurance  Company (6/04 to 2/06);  Paralegal of Jackson National Life Insurance
Company (7/01 to 6/04)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable
------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Steven J. Fredricks (38)                            Chief Compliance Officer                   Not Applicable
1 Corporate Way                                     (1/05 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/05 to present); Attorney of Jackson National Life Insurance
Company (2/02 to 1/05)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable
------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

J. Kevin Kenely (54)                                Vice President                            Not Applicable
1 Corporate Way                                     (2/08 to Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President of other Investment Companies advised by the Adviser (2/08 to present); Assistant Vice President - Fund Accounting of the Adviser (2/08 to present); Director of Jackson National Life Insurance Company (12/07 to present); Director and Chief Accounting Officer of CTC Holdings, LLC (2006 to
8/07);  Director of  Spectrum  Global  Fund  Administration  LLC (2005 to 2006);
Investments Controller of Grantham, Mayo, Van Otterloo & Co. LLC (1999 to 2004)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable
------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Daniel W. Koors (38)                                Vice President, Treasurer                  Not Applicable
1 Corporate Way                                     and Chief Financial Officer
Lansing, MI 48951                                   (12/06 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice  President  and Chief  Financial  Officer of the Adviser (1/07 to present);
Vice  President,  Treasurer  and Chief  Financial  Officer  of other  Investment
Companies advised by the Adviser (12/06 to present); Assistant Treasurer of other Investment Companies advised by the Adviser (9/06 to 12/06); Assistant
Vice President - Fund  Administration of Jackson National Life Insurance Company
(8/06 to present);  Partner of Deloitte & Touche LLP (2003 to June 2006); Senior
Manager of Deloitte & Touche LLP (2000 to 2003)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable
------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Michael Piszczek (51)                               Vice President                             Not Applicable
1 Corporate Way                                     (11/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Vice President of other Investment Companies advised by the Adviser (11/07 to present); Assistant Vice President - Tax of the Adviser (11/07 to present);
Assistant Vice  President - Nuveen  Investments  (4/99 to 8/07);  Assistant Vice
President and Assistant Secretary - Nuveen Funds (4/99 to 8/07)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable
------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- ----------------------------------

Susan S. Rhee (36)                                  Vice President, Counsel and                Not Applicable
1 Corporate Way                                     Secretary
Lansing, MI 48951                                   (2/04 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Legal Officer (7/04 to present) and Secretary (11/00 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (2/04 to present); Assistant Vice President of Jackson
National Life Insurance Company (8/03 to present);  Associate General Counsel of
Jackson National Life Insurance Company (7/01 to present)


OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable
------------------------------------------------------------------------------------------------------------------------

COMMITTEES OF THE BOARD OF TRUSTEES

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection by the Board, of the Trust's independent auditor, and for the approval of the auditor's fee. The Audit Committee also reviews the Trust's internal controls regarding finance, accounting, legal compliance and the Trust's auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust's "Qualified Legal Compliance Committee", for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC. As of January 1, 2008, Messrs. Crowley, D'Annunzio, Henry, and Ms. Woodworth are members of the Audit
Committee. As of January 1, 2008, Ms. Woodworth serves as Chair of the Audit Committee. The Audit Committee had three meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors. Messrs. Nerud, Koors, Kenely and Fredricks (non-voting member) are members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.

On December 12, 2006, the Board of Trustees established a Governance Committee effective January 1, 2007. As of January 1, 2008, Mssrs. Bouchard, D'Annunzio, McLellan, Rybak and Mrs. Engler are members of the Governance Committee. Mr. McLellan serves as Chair of the Governance Committee. Mr. D'Annunzio is an ex officio (non-voting) member of the Governance Committee. The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust's Governance Committee, c/o Chair of the Governance Committee, Mr. Richard McLellan, P.O. Box 30902, Lansing, Michigan 48909-8402. The Governance Committee had three meetings in the last fiscal year.

On November 27, 2007, the Board of Trustees established two Investment Committees, effective January 1, 2008, to review the performance of each Fund. Each Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting. Each disinterested Trustees sits on one of the two Committees. Mssrs. Crowley, D'Annunzio, Henry, and McLellan are members of Investment Committee A. Mr. Crowley serves as Chair of Investment Committee A. Mssrs. Bouchard and Rybak and Mesdames Engler and Woodworth are members of Investment Committee B. Mr. Rybak serves as Chair of Investment Committee B. The Trustees do not receive any additional compensation for their service on the Investment Committees.

CERTAIN POSITIONS OF DISINTERESTED TRUSTEES AND THEIR FAMILY MEMBERS

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, held any position (other than the disinterested Trustee's position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with (i) any Fund, and/or (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

OWNERSHIP OF TRUSTEES OF SHARES IN THE FUNDS OF THE TRUST

As of December 31, 2007, the Trustees beneficially owned the following interests in shares of the Funds:

----------------------------------- ------------------------------------------------------- ---------------------------------
                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT COMPANIES
                                                                                            OVERSEEN BY THE TRUSTEE IN THE
TRUSTEE                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND           FAMILY OF INVESTMENT COMPANIES
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Mark D. Nerud(1)                    $1 - $10,000                                            Over $100,000
                                    JNL/AIM International Growth Fund
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    $10,001 - $50,000
                                    JNL/Mellon Capital Management S&P 400 MidCap Index Fund
                                    JNL/Select Value Fund
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    Over $100,000
                                    JNL/Mellon Capital Management S&P 500 Index Fund
                                    JNL/Mellon Capital Management International Index Fund
                                    JNL/T. Rowe Price Established Growth Fund
                                    JNL/T. Rowe Price Mid-Cap Growth Fund
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Michael Bouchard                    None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
William J. Crowley, Jr. 2, (4)      None                                                    $10,000 to $50,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Dominic D'Annunzio (4)              None                                                    $50,000 to $100,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Michelle Engler                     None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
James Henry(2)                      None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Richard McLellan(3)                 Over $100,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    JNL/Mellon Capital Management Enhanced S&P 500 Stock
                                    Index Fund
                                    JNL/Mellon Capital Management S&P 400 MidCap Index Fund
                                    JNL/Mellon Capital Management Small Cap Index Fund
                                    JNL/Mellon Capital Management Bond Index Fund
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
William R. Rybak(2)                 None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Patricia A. Woodworth 2, (4)        None                                                    $10,000 to $50,000
----------------------------------- ------------------------------------------------------- ---------------------------------

(1) The beneficial interests of Mr. Nerud in shares of the Funds reflected in the foregoing table are held by him through a qualified retirement plan maintained by Jackson for its officers and employees.
(2) Trustees were elected to the Board of Trustees effective January 1, 2007.
(3) Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds.
(4) Pursuant to the Deferred Compensation Plan, Mssrs. Crowley and D'Annunzio and Ms. Woodworth deferred a portion of their compensation into shares of one or more series of JNL Investors Series Trust.

     As is described in the prospectus, shares in the Funds of the Trust are sold only to Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York and to qualified retirement plans.

OWNERSHIP BY DISINTERESTED TRUSTEES OF INTERESTS IN CERTAIN AFFILIATES OF THE TRUST

     As of December 31, 2007, none of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

TRUSTEE COMPENSATION

     The Trustee who is an "interested person" receives no compensation from the Trust. Each disinterested Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $80,000, as well as a fee of $7,000 for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an annual retainer of $110,000, as well as a fee of $7,000 for each meeting of the Board of Trustees attended. The Chair of the Audit Committee receives an additional annual retainer of $15,000 for her services in that capacity. The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting. The Chair of the Governance Committee receives an additional annual retainer of $15,000 for his services in that capacity. The members of the Governance Committee will receive $2,500 for each in-person or telephonic Governance Committee meeting. If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

Trustees will receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars). However, if a Board or Committee meeting is held out of town, Trustees will not receive the "per diem" fee plus the Board or Committee fee for such out of town meeting, but rather will receive the greater of $2,500 or the meeting fee.

The disinterested Trustees and the Trust's Chief Compliance Officer received the following compensation for their services during the fiscal year ended December 31, 2007:

-------------------------------- ----------------------- ------------------- --------------- -------------------
            TRUSTEE                    AGGREGATE             PENSION OR         ESTIMATED           TOTAL
                                     COMPENSATION       RETIREMENT BENEFITS      ANNUAL      COMPENSATION FROM
                                       FROM THE         ACCRUED AS PART OF    BENEFITS UPON     THE TRUST AND
                                       TRUST(1)           TRUST EXPENSES       RETIREMENT       FUND COMPLEX
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Michael Bouchard                        $56,743                  $0                $0             $96,500
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
William J. Crowley, Jr. (4)             $52,921                  $0                $0             $90,000
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Dominic D'Annunzio 3, (5)               $77,619                  $0                $0             $132,000
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Michelle Engler                         $58,507                  $0                $0             $99,500
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
James Henry                             $59,977                  $0                $0             $102,000
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Richard McLellan                        $62,623                  $0                $0             $106,500
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
William R. Rybak                        $56,743                  $0                $0             $96,500
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Patricia Woodworth (6)                  $59,977                  $0                $0             $102,000
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Steven J. Fredricks (2)                 $109,154                 $0                $0             $184,212
-------------------------------- ----------------------- ------------------- --------------- -------------------

(1) The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Trustees is $485,110.

(2) Mr. Fredricks' compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

(3) Mr. D'Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.

(4) Mr. Crowley deferred $45,000.

(5) Mr. D'Annunzio deferred $66,000. 6 Ms. Woodworth deferred $51,000.

     Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

SELECTION OF TRUSTEE NOMINEES

     The Board is responsible for considering Trustee nominees at such times as it considers electing new Trustees to the Board. The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates. The Board and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating Trustee nominees, the Board and the Governance Committee consider, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Board and the Governance Committee also consider whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board and the Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a Trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Richard McLellan, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

o The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

o A statement concerning whether the person is an "interested person" as defined in the 1940 Act;

o Any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

o The name and address of the person submitting the recommendation, together with an affirmation of the person's investment, via insurance products, in the Funds and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Board and the Governance Committee in evaluating the recommendation.

     Shareholders should note that a person who owns securities issued by Prudential plc (the parent company of the Funds' investment adviser and distributor) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

     Before the Governance Committee decides to nominate an individual as a Trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

PRINCIPAL HOLDERS OF THE TRUST'S SHARES


     As of September 10, 2008, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of the Trust.

     Because shares in the Trust are sold only to Jackson, Jackson NY, certain Funds of the Trust organized as Fund of Funds, and to certain qualified and unqualified retirement plans, Jackson, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson and Jackson NY will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as "pass through" voting. Further, those shares which are owned by Jackson through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as "echo" voting.

     As of September 10, 2008, the following persons beneficially owned more than 5% or more of the shares of the Fund(s) indicated below:



------------------------------------- ----------------------- ------------------------ ------------------------------
FUND                                   NAME AND ADDRESS          AMOUNT OF OWNERSHIP     PERCENTAGE OF SHARES OWNED
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/AIM INTERNATIONAL GROWTH FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        4,280,450.988            15.34%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        3,729,247.356            13.37%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        2,676,575.260            9.59%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud        1,543,560.743            5.53%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        8,265,652.812            21.56%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        6,931,860.288            18.08%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        4,320,482.451            11.27%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud        2,589,253.291            6.75%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/AIM REAL ESTATE FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        1,612,830.127            8.05%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        668,031.688              6.60%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        575,291.401              5.69%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud        529,828.390              5.24%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN INTERNATIONAL SMALL CAP FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        2,713,160.681            30.54%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        2,096,790.208            23.60%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        1,385,425.725            15.59%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN INTERNATIONAL SMALL CAP FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   10,000.000               55.33%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN U.S. GROWTH EQUITY FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        1,788,832.972            13.22%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        885,464.538              6.55%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/CAPITAL GUARDIAN US GROWTH EQUITY FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   5,533.014                52.77%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/CREDIT SUISSE LONG/SHORT FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        1,499,989.463            19.99%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        1,414,088.738            18.84%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        1,176,849.046            15.68%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/CREDIT SUISSE LONG/SHORT FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   10,000.000               74.49%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   8,188.930                55.26%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        1,771,893.998            14.18%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        1,117,090.447            8.94%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        850,352.109              6.81%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/Franklin Templeton Founding       Attn: Mark Nerud        31,054,641.508           82.92%
Strategy Fund                         225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/Franklin Templeton Founding       Attn: Mark Nerud        29,325,156.237           46.09%
Strategy Fund                         225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/Franklin Templeton Founding       Attn: Mark Nerud        30,807,544.420           75.77%
Strategy Fund                         225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   10,000.000               43.98%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        1,476,177.286            14.32%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        1,104,442.763            10.71%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        851,393.462              8.26%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS CORE PLUS BOND FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        8,500,453.144            15.31%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud        5,647,849.136            10.17%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Conservative Fund     Attn: Mark Nerud        5,440,153.382            9.80%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        3,177,047.112            5.72%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS MID CAP VALUE FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        2,774,465.804            16.13%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        2,249,108.136            13.07%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        2,248,925.893            13.07%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud        911,548.917              5.30%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud        6,937,439.188            22.78%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        6,520,762.837            21.41%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Conservative Fund     Attn: Mark Nerud        6,207,240.798            20.38%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        6,073,278.485            13.10%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        5,621,667.410            12.13%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        3,266,044.019            7.05%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN MIDCAP GROWTH FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        877,929.594              10.39%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        629,365.720              7.45%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        498,397.537              5.90%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN MIDCAP GROWTH FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   6,801.585                49.68%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        3,807,604.455            11.64%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Conservative Fund     Attn: Mark Nerud        2,876,984.059            8.79%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/LAZARD EMERGING MARKETS FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        2,720,470.542            9.47%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        2,625,330.324            9.14%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        2,683,880.192            13.00%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        2,339,952.867            11.34%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        1,392,704.329            6.75%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PAM ASIA EX-JAPAN FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        660,804.502              32.17%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   490,000.000              23.86%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PAM ASIA EX-JAPAN FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   10,000.000               86.28%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PAM CHINA-INDIA FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   490,000.000              9.96%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PAM CHINA-INDIA FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   10,000.000               65.08%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PIMCO REAL RETURN FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        13,470,558.115           15.18%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud        8,172,008.512            9.21%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        7,479,523.738            8.43%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Conservative Fund     Attn: Mark Nerud        5,294,667.771            5.97%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PIMCO REAL RETURN FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   10,000.00                24.92%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        10,426,316,679           9.17%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud        8,437,381.523            7.42%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Conservative Fund     Attn: Mark Nerud        7,107,749.407            6.25%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA CORE EQUITY FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        1,974,992.693            23.70%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        961,548.468              11.54%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        789,962.444              9.48%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Conservative Fund     Attn: Mark Nerud        658,995.530              7.91%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud        533,956.322              6.41%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA CORE EQUITY FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   5,617.691                78.89%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA MID CAP VALUE FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   250,306.807              18.08%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA MID CAP VALUE FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   10,000.000               99.89%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA SMALL CAP VALUE FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   490,000.000              40.98%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 4895
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA SMALL CAP VALUE FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   10,000.000               72.94%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 4895
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA VALUE EQUITY FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        2,813,000.258            19.63%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        2,406,375.672            16.79%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        1,708,797.338            11.92%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud        837,448.889              5.84%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA VALUE EQUITY FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   5,970.841                83.61%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/S&P COMPETITIVE ADVANTAGE FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P 4 Fund                        Attn: Mark Nerud        7,388,194.645            64.82%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/S&P DIVIDEND INCOME & GROWTH FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P 4 Fund                        Attn: Mark Nerud        7,388,297.243            69.62%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/S&P DIVIDEND INCOME & GROWTH FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   10,022.480               93.30%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/S&P GROWTH RETIREMENT STRATEGY FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   255,546.775              69.04%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/S&P INTRINSIC VALUE FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P 4 Fund                        Attn: Mark Nerud        7,389,984.235            55.58%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   3,410,280.057            7.35%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   256,244.310              78.01%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/S&P MODERATE RETIREMENT STRATEGY FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   258,470.579              66.71%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/S&P TOTAL YIELD FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P 4 Fund                        Attn: Mark Nerud        7,387,156.136            63.98%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/S&P TOTAL YIELD FUND (CLASS B)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
                                      Jackson National Life   10,010.490               97.15%
                                      Insurance Company
                                      (seed money)
                                      1 Corporate Way
                                      Lansing, MI 48951
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        6,035,267.110            19.40%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        5,741,636.267            18.46%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        3,222,706.004            10.36%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Fund         Attn: Mark Nerud        2,131,840.486            6.85%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        6,578,043.313            14.28%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        6,010,956.469            13.05%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        3,981,232.875            8.64%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        1,913,385.170            8.07%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        1,198,331.216            5.05%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
---------------------------------------------------------------------------------------------------------------------
JNL/T. ROWE PRICE VALUE FUND (CLASS A)
---------------------------------------------------------------------------------------------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Growth Fund           Attn: Mark Nerud        7,985,998.721            16.83%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Moderate Growth Fund  Attn: Mark Nerud        6,168,955.426            13.00%
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------
------------------------------------- ----------------------- ------------------------ ------------------------------
JNL/S&P Managed Aggressive Growth     Attn: Mark Nerud        4,247,441.029            8.95%
Fund                                  225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois
                                      60606
------------------------------------- ----------------------- ------------------------ ------------------------------

     Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of September 10, 2008, the following person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund:



------------------------------------------ ------------------------------- ---------------------- --------------------
FUND                                       NAME AND ADDRESS                 AMOUNT OF OWNERSHIP      PERCENTAGE OF
                                                                                                     SHARES OWNED
------------------------------------------ ------------------------------- ---------------------- --------------------
----------------------------------------------------------------------------------------------------------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND (CLASS B)
----------------------------------------------------------------------------------------------------------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
                                           Juan Arias                      1,239.71               36.31%
                                           1235 Whispering Oaks Dr
                                           Desoto, TX 75115
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
                                           Morris Williams                 868.237                25.43%
                                           1103 S Dune Crest Dr
                                           PO Box 1358
                                           Westport, WA 98595
------------------------------------------ ------------------------------- ---------------------- --------------------
----------------------------------------------------------------------------------------------------------------------
JNL/PPM AMERICA SMALL CAP VALUE FUND (CLASS B)
----------------------------------------------------------------------------------------------------------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
                                           Ron Ashley                      3,710.162              27.06%
                                           2617 Worth Rd
                                           Crestwood, KY 40014
------------------------------------------ ------------------------------- ---------------------- --------------------
----------------------------------------------------------------------------------------------------------------------
JNL/S&P COMPETITIVE ADVANTAGE FUND (CLASS B)
----------------------------------------------------------------------------------------------------------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
                                           Daniel Cecil                    4,073.618              35.55%
                                           10720 Fall Rd
                                           Fishers, IN 46037
------------------------------------------ ------------------------------- ---------------------- --------------------
----------------------------------------------------------------------------------------------------------------------
JNL/S&P INTRINSIC VALUE FUND (CLASS B)
----------------------------------------------------------------------------------------------------------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
                                           John Miller                     16,833.015             31.16%
                                           12411 Hoover Rd
                                           Carmel, IN 46032
------------------------------------------ ------------------------------- ---------------------- --------------------
----------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND (CLASS B)
----------------------------------------------------------------------------------------------------------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
                                           Roden Insurance Trust           25,423.386             57.01%
                                           4800 E 42nd St Ste 400
                                           Odessa, TX 79762
------------------------------------------ ------------------------------- ---------------------- --------------------


The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson is 1 Corporate Way, Lansing, Michigan 48951.

          INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

JACKSON NATIONAL ASSET MANAGEMENT, LLC

     Jackson National Asset Management, LLC ("JNAM" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust. As investment adviser, JNAM provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.

     JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.

     The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days notice by the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays Adviser a fee in respect of each Fund as described in the Prospectus. The fee paid by the Trust to the Adviser for the fiscal years ended December 31, 2005, December 31, 2006, and December 31, 2007 were $51,306,616, $63,051,736, and $84,249,044, respectively.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

     In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

INVESCO AIM CAPITAL MANAGEMENT, INC. [AND ITS' AFFILIATES]

     Invesco Aim Capital Management, Inc. (f/k/a A I M Capital Management, Inc.) ("Invesco Aim"), with principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as sub-adviser to the JNL/AIM International Growth Fund, JNL/AIM Large Cap Growth Fund, JNL/AIM Small Cap Growth Fund and the JNL/AIM Global Real Estate Fund. Invesco Aim is an indirect wholly-owned subsidiary of Invesco Ltd. ("Invesco") a publicly traded financial services company based in Bermuda.

     The sub-sub-adviser to the JNL/AIM Global Real Estate Fund ("Fund") are Invesco Institutional (N.A.), Inc. ("IINA"), with its principal office at 1360 Peachtree St. N.E., Suite 100, Atlanta, GA 30309, and Invesco Asset Management Limited ("IAML") with its principal office at 30 Finsbury Square, London, EC2A, 1AG United Kingdom. Each of IINA and IAML is an affiliate of Invesco Aim. IINA and IAML are compensated by Invesco Aim at no additional expense to the Trust. Invesco Aim, IINA, and IAML are collectively referred to herein as "AIM."

     Day-to-day investment management decisions for the Fund will be made by the sub-Sub-Advisers. The sub-Sub-Advisers are responsible for choosing certain types of real estate securities for the Fund. Invesco Aim, IINA and IAML are indirect, wholly-owned subsidiaries of Invesco. As of December 31, 2007, Invesco managed approximately $500 billion in total assets.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

     1. BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     2. ANNUAL BONUS. AIM's portfolio managers are eligible to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the amount of the bonus pool available to AIM. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the Number Of Total starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

          High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across each organization.

     >> EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Compensation Committee of Invesco's Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     >> PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     >> PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

     AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2007:

JNL/AIM International Growth Fund
                                                                      Number Of                     Total
Clas G. Olsson                                                         ACCOUNTS              ASSETS (IN MILLIONS)
registered investment companies: .......................                   7                       $8,462.6
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   10                      $4,649.2
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                 4,320*                    $1,473.3
                                                                 -----------------------    ------------------------

Barrett K. Sides                                                       Number Of                     Total
                                                                        ACCOUNTS             ASSETS (IN MILLIONS)
registered investment companies: .......................                   7                       $7,515.0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                        $656.7
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                 4,320*                    $1,473.3
                                                                 -----------------------    ------------------------

Shuxin Cao                                                             Number Of                     Total
                                                                        ACCOUNTS             ASSETS (IN MILLIONS)
registered investment companies: .......................                   9                       $10,551.3
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                        $288.7
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                 4,320*                    $1,473.3
                                                                 -----------------------    ------------------------

Matthew W. Dennis                                                      Number Of                     Total
                                                                        ACCOUNTS             ASSETS (IN MILLIONS)
registered investment companies: .......................                   7                       $8,462.6
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   6                       $1,038.3
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                 4,320*                    $1,473.3
                                                                 -----------------------    ------------------------

Jason T. Holzer                                                        Number Of                     Total
                                                                        ACCOUNTS             ASSETS (IN MILLIONS)
registered investment companies: .......................                   9                       $10,476.4
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   10                      $4,649.2
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                 4,320*                    $1,473.3
                                                                 -----------------------    ------------------------

JNL/AIM Large Cap Growth Fund
Geoffrey V. Keeling                                                    Number Of                     Total
                                                                       ACCOUNTS*             ASSETS (IN MILLIONS)
registered investment companies: .......................                   3                       $2,695.9
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                  None                       None
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                  82*                        $27.1
                                                                 -----------------------    ------------------------

Robert L. Shoss                                                        Number Of                     Total
                                                                       ACCOUNTS*             ASSETS (IN MILLIONS)
registered investment companies: .......................                   3                       $2,695.9
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                  None                       None
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                  82*                        $27.1
                                                                 -----------------------    ------------------------

JNL/AIM Small Cap Growth Fund
Juliet S. Ellis                                                        Number Of                    Total
                                                                       ACCOUNTS*             ASSETS (IN MILLIONS)
registered investment companies: .......................                   6                       $3,842.6
                                                                 ----------------------    -------------------------
                                                                 ----------------------    -------------------------
other pooled investment vehicles:.......................                 None                        None
                                                                 ----------------------    -------------------------
                                                                 ----------------------    -------------------------
other accounts:.........................................                 None                        None
                                                                 ----------------------    -------------------------

Juan R. Hartsfield                                                     Number Of                    Total
                                                                       ACCOUNTS*             ASSETS (IN MILLIONS)
registered investment companies: .......................                   6                       $3,842.6
                                                                 ----------------------    -------------------------
                                                                 ----------------------    -------------------------
other pooled investment vehicles:.......................                 None                        None
                                                                 ----------------------    -------------------------
                                                                 ----------------------    -------------------------
other accounts:.........................................                 None                        None
                                                                 ----------------------    -------------------------

                                                                       Number Of                    Total
Clay Manley(1)                                                         ACCOUNTS*              ASSETS (MILLIONS)
                                                                       ---------              -----------------
registered investment companies: .......................                 None                        None
                                                                 ----------------------    -------------------------
                                                                 ----------------------    -------------------------
other pooled investment vehicles:.......................                 None                        None
                                                                 ----------------------    -------------------------
                                                                 ----------------------    -------------------------
other accounts:.........................................                 None                        None
                                                                 ----------------------    -------------------------

(1) Mr. Manley began serving as portfolio manager on the Fund on February 4, 2008. Information for Mr. Manley has been provided as of December 31, 2007.

* These are accounts of  individual  investors  for which AIM's  affiliate,  AIM
Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

JNL/AIM Global Real Estate Fund
Mark Blackburn                                                    Number Of                       Total
                                                                   ACCOUNTS               Assets (in millions)
                                                                   --------
registered investment companies: .......................              7                         $2,839.5
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              11                        $1,126.0
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              44                        $3,693.6
                                                             ---------------------    ------------------------------

Joe V. Rodriguez, Jr.                                             Number Of                       Total
                                                                   ACCOUNTS               Assets (in millions)
                                                                   --------
registered investment companies: .......................              7                         $2,839.5
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              11                        $1,126.0
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              44                        $3,693.6
                                                             ---------------------    ------------------------------

James W. Trowbridge                                               Number Of                       Total
                                                                   ACCOUNTS               Assets (in millions)
                                                                   --------
registered investment companies: .......................              7                         $2,839.5
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              11                        $1,126.0
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              44                        $3,693.6
                                                             ---------------------    ------------------------------

Ping Ying Wang                                                    Number Of                       Total
                                                                   ACCOUNTS               Assets (in millions)
                                                                   --------
registered investment companies: .......................              7                         $2,839.5
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              11                        $1,126.0
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              44                        $3,693.6
                                                             ---------------------    ------------------------------

                                                                  Number Of                       Total
Paul Curbo                                                         ACCOUNTS               Assets (in millions)
                                                                   --------
registered investment companies: .......................              7                         $2,839.5
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              11                        $1,126.0
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              44                        $3,693.6
                                                             ---------------------    ------------------------------

                                                             ---------------------    ------------------------------
                                                                  Number Of                       Total
James Cowen*                                                       Accounts               Assets (in millions)
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
registered investment companies: .......................             None                         None
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................             None                         None
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................             None                         None
                                                             ---------------------    ------------------------------

* Mr. Cowen will begin serving as portfolio  manager for the JNL/AIM Global Real
Estate  Fund on October 6, 2008.  Information  provided  for Mr.  Cowen is as of
March 31, 2008.

CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

     >> The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

     >> If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

     >> With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     >> Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY  OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/AIM  INTERNATIONAL  GROWTH
FUND

--------------------------------- ------------ ------------------ -------------- -------------- --------------
SECURITY OWNERSHIP OF PORTFOLIO     Clas G.       Barrett K.                        Matthew       Jason T.
MANAGERS                            Olsson           Sides         Shuxin Cao       Dennis         Holzer
--------------------------------- ------------ ------------------ -------------- -------------- --------------
--------------------------------- ------------ ------------------ -------------- -------------- --------------
None                                   X               X                X              X              X
--------------------------------- ------------ ------------------ -------------- -------------- --------------
--------------------------------- ------------ ------------------ -------------- -------------- --------------
$1-$10,000
--------------------------------- ------------ ------------------ -------------- -------------- --------------
--------------------------------- ------------ ------------------ -------------- -------------- --------------
$10,001-$50,000
--------------------------------- ------------ ------------------ -------------- -------------- --------------
--------------------------------- ------------ ------------------ -------------- -------------- --------------
$50,001-$100,000
--------------------------------- ------------ ------------------ -------------- -------------- --------------
--------------------------------- ------------ ------------------ -------------- -------------- --------------
$100,001-$500,000
--------------------------------- ------------ ------------------ -------------- -------------- --------------
--------------------------------- ------------ ------------------ -------------- -------------- --------------
$500,001-$1,000,000
--------------------------------- ------------ ------------------ -------------- -------------- --------------
--------------------------------- ------------ ------------------ -------------- -------------- --------------
Over $1,000,000
--------------------------------- ------------ ------------------ -------------- -------------- --------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/AIM LARGE CAP GROWTH FUND**

----------------------------------- ------------------------------- --------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                 Geoffrey V. Keeling             Robert L. Shoss
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
None                                              X                             X
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$1-$10,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$10,001-$50,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$50,001-$100,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$100,001-$500,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
$500,001-$1,000,000
----------------------------------- ------------------------------- --------------------------
----------------------------------- ------------------------------- --------------------------
Over $1,000,000
----------------------------------- ------------------------------- --------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/AIM SMALL CAP GROWTH FUND**

----------------------------------- -------------------------- --------------------- -------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                  Juliet Ellis          Juan R. Hartsfield      Clay Manley
----------------------------------- -------------------------- --------------------- -------------------
----------------------------------- -------------------------- --------------------- -------------------
None                                            X                       X                    X
----------------------------------- -------------------------- --------------------- -------------------
----------------------------------- -------------------------- --------------------- -------------------
$1-$10,000
----------------------------------- -------------------------- --------------------- -------------------
----------------------------------- -------------------------- --------------------- -------------------
$10,001-$50,000
----------------------------------- -------------------------- --------------------- -------------------
----------------------------------- -------------------------- --------------------- -------------------
$50,001-$100,000
----------------------------------- -------------------------- --------------------- -------------------
----------------------------------- -------------------------- --------------------- -------------------
$100,001-$500,000
----------------------------------- -------------------------- --------------------- -------------------
----------------------------------- -------------------------- --------------------- -------------------
$500,001-$1,000,000
----------------------------------- -------------------------- --------------------- -------------------
----------------------------------- -------------------------- --------------------- -------------------
Over $1,000,000
----------------------------------- -------------------------- --------------------- -------------------

SECURITY  OWNERSHIP  OF  PORTFOLIO  MANAGER FOR THE  JNL/AIM  GLOBAL REAL ESTATE
FUND**

------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
SECURITY OWNERSHIP OF             Joe V.                            James W.      Ping Ying       Paul         James
PORTFOLIO MANAGERS               Rodriguez     Mark Blackburn      Trowbridge        Wang         Curbo        Cowen
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
None                                 X                X                X              X             X           X
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
$1-$10,000
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
$10,001-$50,000
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
$50,001-$100,000
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
$100,001-$500,000
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
$500,001-$1,000,000
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------
Over $1,000,000
------------------------------ -------------- ------------------ --------------- ------------- ------------ -----------

** Shares of the Funds may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Funds directly.

CAPITAL GUARDIAN TRUST COMPANY

     Capital Guardian Trust Company ("Capital Guardian"), with principal offices at 333 South Hope Street, Los Angeles, California 90071, serves as sub-adviser to the JNL/Capital Guardian Global Balanced Fund, the JNL/Capital Guardian Global Diversified Research Fund, the JNL/Capital Guardian International Small Cap Fund, and the JNL/Capital Guardian U.S. Growth Equity Fund. Capital Guardian was chartered in 1968 under the California State banking laws as a non-depository trust company and has been registered as an investment advisor with the SEC under the Investment Advisors Act of 1940 since April 27, 2001.

     Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. which in turn is owned by The Capital Group Companies, Inc.
(CGC). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC is one of the oldest major financial service firms in the U.S., tracing its roots back to 1931, and has always been privately held. CGC is owned by a broad group of over 400 key investment and administrative active associates and retirees.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     At Capital Guardian, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses tied to investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise.

     The benchmarks used to measure performance of the portfolio managers for the JNL/Capital Guardian Global Balanced Fund include, as applicable, the MSCI AC World Index, an adjusted MSCI AC World Ex-U.S. Index, an adjusted MSCI
Emerging Markets Free Index, an Emerging Markets consultant universe, an adjusted Lipper International Index, an adjusted Lipper Global Index, an adjusted MSCI World Index, a customized Growth and Income Index based on the Lipper Growth and Income Index, the MSCI North America Index, and the MSCI USA Index.

     The benchmarks used to measure the performance of the Research Portfolio coordinator for the JNL/Capital Guardian Global Diversified Research Fund include MSCI World net to US and the Lipper Global.

     The benchmarks used to measure the performance of the portfolio managers for the JNL/Capital Guardian International Small Cap Fund include, as applicable, S & P Citigroup World Equity Index Cap Range less than USD $2 Billion, S & P Citigroup World Equity Index Cap Range less than USD 2 Billion Canada, S & P Citigroup World Equity Index Cap Range less than USD 2 Billion
Europe,  S & P Citigroup  World  Equity  Index Cap Range less than USD 2 Billion
Japan, S & P Citigroup World Equity Index Cap Range less than USD 2 Billion Pacific Ex-Japan, S & P Citigroup World Equity Index Cap Range less than USD 2 Billion World Ex-U.S., and a Customized Lipper International Small Cap Index.

     The benchmarks used to measure performance of the portfolio managers for the JNL/Capital Guardian U.S. Growth Equity Fund include, as applicable, the Russell 1000 Growth Index, and a customized Lipper Growth Index.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/Capital Guardian Global Balanced Fund

--------------------------------------------------------------------------------------------------------------------
                                           CGTC'S OTHER ACCOUNTS MANAGED
--------------------------------------------------------------------------------------------------------------------
                             The number of other accounts managed by each
                             portfolio manager within each category below and
                             the total assets in the accounts managed within
                             each category below
Portfolio Managers
                             ---------------------------------------------------------------------------------------
                                 REGISTERED INVESTMENT      OTHER POOLED INVESTMENT        OTHER ACCOUNTS(3,4)
                                     COMPANIES (1)                VEHICLES(2)
                             ---------------------------------------------------------------------------------------
                               Number of    Total Assets    Number of    Total Assets   Number of    Total Assets
                                Accounts    (in billions)    Accounts    (in billions)   Accounts    (in billions)
--------------------------------------------------------------------------------------------------------------------
Brett, Mark                        0                -             3           0.58         29             6.90
--------------------------------------------------------------------------------------------------------------------
Cronin, Christine                  2             0.74             4           0.94         26            10.11
--------------------------------------------------------------------------------------------------------------------
Dalzell, Mark                      4            47.78             2           0.28         19             6.38
--------------------------------------------------------------------------------------------------------------------
Fisher, David                     24            25.20            29          37.41        263            85.60
--------------------------------------------------------------------------------------------------------------------
Harrer, Laurentius                 0                -             8           2.01         38            11.48
--------------------------------------------------------------------------------------------------------------------
Havas, Richard                     12            4.29            22          26.60        170            61.46
--------------------------------------------------------------------------------------------------------------------
Kyle, Nancy                        11            4.14            16          24.51        129            44.02
--------------------------------------------------------------------------------------------------------------------
Locke, Michael                      2            0.74             7           0.95         14             4.92
-------------------------------------------------------------------------------------------------------------------
Neithart, Robert                    1            6.53             3           1.31         25             8.12
--------------------------------------------------------------------------------------------------------------------
Sauvage, Lionel                    11            4.14            22          32.85        254            88.69
--------------------------------------------------------------------------------------------------------------------
Sikorsky, Nilly                    11            4.14            22          31.36        322           106.64
--------------------------------------------------------------------------------------------------------------------
Staehelin, Rudolf                  11            4.14            20          31.16        233            71.49
--------------------------------------------------------------------------------------------------------------------
Wilson, Alan                       14            8.33             8           2.23         91            24.00
--------------------------------------------------------------------------------------------------------------------

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

-------------------------------------------------------------------------------------------------------------------
                                            CGTC'S FEE BASED ACCOUNTS
-------------------------------------------------------------------------------------------------------------------
                                    The number of accounts and the total assets
                                    in the accounts managed by each portfolio
                                    manager with respect to which the advisory
                                    fee is based on the performance of the
                                    account.
Portfolio Managers
                                    --------------------------------------------------------------------------------
                                      REGISTERED INVESTMENT    OTHER POOLED INVESTMENT     OTHER ACCOUNTS(3,4)
                                          COMPANIES (1)              VEHICLES(2)
                                    --------------------------------------------------------------------------------
                                      Number of  Total Assets   Number of  Total Assets   Number of  Total Assets
                                      Accounts   (in billions)  Accounts   (in billions)  Accounts   (in billions)
-------------------------------------------------------------------------------------------------------------------
Brett, Mark                               0           -             0          -              2          0.53
-------------------------------------------------------------------------------------------------------------------
Cronin, Christine                         0           -             0          -              3          0.74
-------------------------------------------------------------------------------------------------------------------
Dalzell, Mark                             0           -             0          -              3          0.74
-------------------------------------------------------------------------------------------------------------------
Fisher, David                             1        1.16             0          -              8          3.59
-------------------------------------------------------------------------------------------------------------------
Harrer, Laurentius                        0           -             0          -              3          0.74
-------------------------------------------------------------------------------------------------------------------
Havas, Richard                            1        1.16             0          -              7          2.21
-------------------------------------------------------------------------------------------------------------------
Kyle, Nancy                               1        1.16             0          -              4          1.64
-------------------------------------------------------------------------------------------------------------------
Locke, Michael                            0           -             0          -              0             -
-------------------------------------------------------------------------------------------------------------------
Neithart, Robert                          0           -             0          -              0             -
-------------------------------------------------------------------------------------------------------------------
Sauvage, Lionel                           1        1.16             0          -             19          9.52
-------------------------------------------------------------------------------------------------------------------
Sikorsky, Nilly                           1        1.16             0          -             37         20.90
-------------------------------------------------------------------------------------------------------------------
Staehelin, Rudolf                         1        1.16             0          -             17          9.56
-------------------------------------------------------------------------------------------------------------------
Wilson, Alan                              0           -             0          -              4          2.08
-------------------------------------------------------------------------------------------------------------------

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

JNL/Capital Guardian Global Diversified Research Fund

----------------------------------------------------------------------------------------------------------------------------
                                         CAPITAL GUARDIAN'S OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------------
                                  ------------------------------------------------------------------------------------------
Research Portfolio Coordinator    The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below.
----------------------------------------------------------------------------------------------------------------------------
                                  ------------------------------------------------------------------------------------------
                                      REGISTERED INVESTMENT        OTHER POOLED INVESTMENT        OTHER ACCOUNTS3, (4)
                                          COMPANIES (1)                  VEHICLES(2)
----------------------------------------------------------------------------------------------------------------------------
                                    Number of     Total Assets    Number of    Total Assets    Number of     Total Assets
                                     Accounts    (in billions)    Accounts    (in billions)    Accounts     (in billions)
-----------------------------------------------------------------------------------------------------------------------------
Barth, Andrew                           0              -              1            0.08            2             0.71
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                           CAPITAL GUARDIAN'S FEE BASED ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------------
Research                       Portfolio Coordinator The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.
-----------------------------------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------------
                                REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT         OTHER ACCOUNTS(3,4)
                                 (1) VEHICLES(2)
-----------------------------------------------------------------------------------------------------------------------------
                                   Number of      Total Assets     Number of    Total Assets   Number of     Total Assets
                                   Accounts      (in billions)     Accounts    (in billions)    Accounts     (in billions)
-----------------------------------------------------------------------------------------------------------------------------
Barth, Andrew                          0               -               0             -             0               -
-----------------------------------------------------------------------------------------------------------------------------

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at Capital Guardian or companies affiliated with Capital Guardian. Personal brokerage accounts of the research portfolio coordinator and his family are not reflected.


JNL/Capital Guardian International Small Cap Fund

----------------------------------------------------------------------------------------------------------------------------
                                         CAPITAL GUARDIAN'S OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------------
                                  ------------------------------------------------------------------------------------------
                                  The number of other accounts managed by each portfolio manager within each category
Portfolio Managers                below and the total assets in the accounts managed within each category below.
                                  ------------------------------------------------------------------------------------------
                                      REGISTERED INVESTMENT        OTHER POOLED INVESTMENT        OTHER ACCOUNTS3, (4)
                                          COMPANIES (1)                  VEHICLES(2)
                                  ------------------------------------------------------------------------------------------
                                   Number of    Total Assets     Number of    Total Assets    Number of     Total Assets
                                   Accounts     (in billions)    Accounts    (in billions)    Accounts     (in billions)
-----------------------------------------------------------------------------------------------------------------------------
Annous, Habib                          0              -              6             2.62          31             7.17
-----------------------------------------------------------------------------------------------------------------------------
Havas, Richard                        12            4.54            22           26.82           170           61.46
-----------------------------------------------------------------------------------------------------------------------------
Horiguchi, Akira                       0              -              4             1.93           3              0.51
-----------------------------------------------------------------------------------------------------------------------------
Mortimer, Roger                        8            3.22            12           19.30           97            30.80
-----------------------------------------------------------------------------------------------------------------------------
Nakamura, Takeo                        0              -              6             2.21          15              7.15
-----------------------------------------------------------------------------------------------------------------------------
Winston, Philip                        0              -              8             8.59          188           67.97
-----------------------------------------------------------------------------------------------------------------------------

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount. 4 Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of the research portfolio coordinator and his family are not reflected.

-----------------------------------------------------------------------------------------------------------------------------
                                    CAPITAL GUARDIAN TRUST COMPANY'S FEE BASED ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                               The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.
Portfolio Managers
                               ----------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------------
                                REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT         OTHER ACCOUNTS(3,4)
                                 (1) VEHICLES(2)
                               ----------------------------------------------------------------------------------------------
                                 Number of      Total Assets     Number of    Total Assets    Number of     Total Assets
                                  Accounts      (in billions)    Accounts    (in billions)    Accounts     (in billions)
-----------------------------------------------------------------------------------------------------------------------------
Annous, Habib                        0                -              0             -              3              1.10
-----------------------------------------------------------------------------------------------------------------------------
Havas, Richard                       1              1.16             0             -              7              2.21
-----------------------------------------------------------------------------------------------------------------------------
Horiguchi, Akira                     0                -              0             -              1              0.18
-----------------------------------------------------------------------------------------------------------------------------
Mortimer, Roger                      1              1.16             0             -              3              0.90
-----------------------------------------------------------------------------------------------------------------------------
Nakamura, Takeo                      0                -              0             -              5              4.12
-----------------------------------------------------------------------------------------------------------------------------
Winston, Philip                      0                -              0             -             27            17.26
-----------------------------------------------------------------------------------------------------------------------------

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount. 4 Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of the research portfolio coordinator and his family are not reflected.


JNL/Capital Guardian U.S. Growth Equity Fund

----------------------------------------------------------------------------------------------------------------------------
                                         CAPITAL GUARDIAN'S OTHER ACCOUNTS MANAGED
----------------------------------------------------------------------------------------------------------------------------
                               ---------------------------------------------------------------------------------------------
                               The number of other accounts managed by each portfolio manager within each category below
Portfolio Managers             and the total assets in the accounts managed within each category below.
                               ---------------------------------------------------------------------------------------------
                                    REGISTERED INVESTMENT         OTHER POOLED INVESTMENT         OTHER ACCOUNTS3, (4)
                                        COMPANIES (1)                   VEHICLES(2)
                               ---------------------------------------------------------------------------------------------
                                Number of   Total Assets (in   Number of   Total Assets (in   Number of   Total Assets (in
                                Accounts       billions)       Accounts       billions)       Accounts       billions)
-----------------------------------------------------------------------------------------------------------------------------
Fisher, David                      24               25.14          29              37.41          263             85.60
-----------------------------------------------------------------------------------------------------------------------------
James, Todd                         3                0.96          3                0.30         244               7.79
-----------------------------------------------------------------------------------------------------------------------------
Kang, James                        11                4.32          6                1.88         73              14.79
-----------------------------------------------------------------------------------------------------------------------------
Stern, Eric                        11                4.32          6                1.88         73              14.79
-----------------------------------------------------------------------------------------------------------------------------
Wilson, Alan                       13                7.88          8                2.23         91              24.00
-----------------------------------------------------------------------------------------------------------------------------

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

-----------------------------------------------------------------------------------------------------------------------------
                                           CAPITAL GUARDIAN'S FEE BASED ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.
Portfolio Managers
                                ---------------------------------------------------------------------------------------------
                                    REGISTERED INVESTMENT         OTHER POOLED INVESTMENT          OTHER ACCOUNTS(3,4)
                                        COMPANIES (1)                   VEHICLES(2)
                                ---------------------------------------------------------------------------------------------
                                  Number of     Total Assets    Number of     Total Assets     Number of     Total Assets
                                   Accounts     (in billions)    Accounts     (in billions)     Accounts     (in billions)
-----------------------------------------------------------------------------------------------------------------------------
Fisher, David                         1             1.16            0               -              9             5.06
-----------------------------------------------------------------------------------------------------------------------------
James, Todd                           0              -              0               -              0               -
-----------------------------------------------------------------------------------------------------------------------------
Kang, James                           0              -              0               -              2             2.13
-----------------------------------------------------------------------------------------------------------------------------
Stern, Eric                           0              -              0               -              2             2.13
-----------------------------------------------------------------------------------------------------------------------------
Wilson, Alan                          0              -              0               -              4             2.69
-----------------------------------------------------------------------------------------------------------------------------

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

CONFLICTS OF INTEREST

     Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the Fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/CAPITAL GUARDIAN GLOBAL BALANCED FUND

---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
SECURITY OWNERSHIP OF PORTFOLIO                  David I.     Nancy J.     Lionel M.      Nilly      Rudolf M.     Alan J.
MANAGERS                                           Fisher       Kyle        Sauvage     Sikorsky     Staehelin     Wilson
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
NONE                                                 X            X            X            X            X            X
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
$1-$10,000
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
$10,001-$50,000
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
$50,001-$100,000
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
$100,001-$500,000
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
$500,001-$1,000,000
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------
Over $1,000,000
---------------------------------- ------------- ----------- ------------ ------------ ------------ ------------ ------------

--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
SECURITY OWNERSHIP OF PORTFOLIO      Mark H.     Laurentius    Robert H.   Mark A.      Christine   Michael D.   Richard N.
MANAGERS                             Dalzell       Harrer      Neithart      Brett       Cronin        Locke        Havas
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
NONE                                    X             X            X           X            X            X            X
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
$1-$10,000
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
$10,001-$50,000
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
$50,001-$100,000
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
$100,001-$500,000
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
$500,001-$1,000,000
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------
Over $1,000,000
--------------------------------- -------------- ------------ ------------ ----------- ------------ ------------ ------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/CAPITAL GUARDIAN GLOBAL DIVERSIFIED RESEARCH FUND

----------------------------------- ---------------------------
SECURITY OWNERSHIP OF PORTFOLIO          Andrew F. Barth
MANAGERS
----------------------------------- ---------------------------
----------------------------------- ---------------------------
NONE                                            X
----------------------------------- ---------------------------
----------------------------------- ---------------------------
$1-$10,000
----------------------------------- ---------------------------
----------------------------------- ---------------------------
$10,001-$50,000
----------------------------------- ---------------------------
----------------------------------- ---------------------------
$50,001-$100,000
----------------------------------- ---------------------------
----------------------------------- ---------------------------
$100,001-$500,000
----------------------------------- ---------------------------
----------------------------------- ---------------------------
$500,001-$1,000,000
----------------------------------- ---------------------------
----------------------------------- ---------------------------
Over $1,000,000
----------------------------------- ---------------------------

SECURITY   OWNERSHIP  OF  PORTFOLIO   MANAGERS  FOR  THE  JNL/CAPITAL   GUARDIAN
INTERNATIONAL SMALL CAP FUND

------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
SECURITY OWNERSHIP OF           Habib I.    Richard N.       Akira        Roger J.        Takeo        Philip
PORTFOLIO MANAGERS               Annous        Havas       Horiguchi      Mortimer      Nakamura       Winston
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
NONE                                X            X             X             X              X             X
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
$1-$10,000
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
$10,001-$50,000
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
$50,001-$100,000
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
$100,001-$500,000
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
$500,001-$1,000,000
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------
Over $1,000,000
------------------------------- ---------- -------------- ------------- ------------- -------------- ------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/CAPITAL GUARDIAN U.S. GROWTH EQUITY FUND

------------------------------- ------------------- ----------------- ----------- ------------- --------------
SECURITY OWNERSHIP OF                David I.           Todd S.       Jim S.        Eric H.        Alan J.
PORTFOLIO MANAGERS                    Fisher             James           Kang        Stern         Wilson
------------------------------- ------------------- ----------------- ----------- ------------- --------------
------------------------------- ------------------- ----------------- ----------- ------------- --------------
NONE                                    X                  X              X            X              X
------------------------------- ------------------- ----------------- ----------- ------------- --------------
------------------------------- ------------------- ----------------- ----------- ------------- --------------
$1-$10,000
------------------------------- ------------------- ----------------- ----------- ------------- --------------
------------------------------- ------------------- ----------------- ----------- ------------- --------------
$10,001-$50,000
------------------------------- ------------------- ----------------- ----------- ------------- --------------
------------------------------- ------------------- ----------------- ----------- ------------- --------------
$50,001-$100,000
------------------------------- ------------------- ----------------- ----------- ------------- --------------
------------------------------- ------------------- ----------------- ----------- ------------- --------------
$100,001-$500,000
------------------------------- ------------------- ----------------- ----------- ------------- --------------
------------------------------- ------------------- ----------------- ----------- ------------- --------------
$500,001-$1,000,000
------------------------------- ------------------- ----------------- ----------- ------------- --------------
------------------------------- ------------------- ----------------- ----------- ------------- --------------
Over $1,000,000
------------------------------- ------------------- ----------------- ----------- ------------- --------------

CREDIT SUISSE ASSET MANAGEMENT, LLC

     Credit Suisse Asset Management, LLC ("Credit Suisse"), located at Eleven Madison Avenue, New York, New York 10010 is the sub-adviser to the JNL/Credit Suisse Global Natural Resources Fund and JNL/Credit Suisse Long/Short Fund and is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of December 31, 2007, the asset management business of Credit Suisse had approximately $614 billion in assets under management. Credit Suisse is compensated directly by the Adviser and not by the Fund.

In connection with Credit Suisse's service as sub-adviser to the JNL/Credit Suisse Global Natural Resources Fund, Credit Suisse Asset Management Limited ("Credit Suisse London"), an affiliate of Credit Suisse, will provide investment advisory and portfolio management advice to all or that portion of the Fund's assets designated by Credit Suisse from time to time. Credit Suisse London is compensated by Credit Suisse at no additional expense to the Trust. Credit Suisse London is located at One Cabot Square, London, UK E14 4QJ.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Credit Suisse's compensation to the portfolio managers includes both a fixed base salary component and bonus component. For certain portfolio managers, part of the bonus component is discretionary and generally is determined by considering various factors, such as business growth, teamwork, management, corporate citizenship, etc. The other part of the bonus generally is determined by the pre-tax investment performance of products, including the portion of the Fund allocated to Credit Suisse, for which the portfolio manager is responsible. Credit Suisse considers both the short-term (generally one year) and long-term (generally three years) performance of a portfolio manager relative to selected benchmarks as follows:

-------------------------------- ------------------------------ -----------------------------------
Portfolio Manager                Benchmark(s)                   Peer Group
-------------------------------- ------------------------------ -----------------------------------
-------------------------------- ------------------------------ -----------------------------------
Neil Gregson                     MSCI Eastern Europe            Lipper Hindsight LUX Eastern
                                 MSCI Emerging Europe           Europe
                                 FT Gold Mines Index            Lipper Hindsight Global Emerging
                                 MSCI Global Emerging Markets   Markets
                                 MSCI Weighted sub-sectors      Lipper Emerging Markets Fund
                                                                Lipper Precious Metals
-------------------------------- ------------------------------ -----------------------------------
-------------------------------- ------------------------------ -----------------------------------
Simon Sheppard                   MSCI Resource Blend            Lipper Global Equities Sector
                                 FT Gold Mines Index            Gold and Precious Metals
-------------------------------- ------------------------------ -----------------------------------
-------------------------------- ------------------------------ -----------------------------------
Jordan Low                       S&P 500 Index                  Lipper Large Cap Core
-------------------------------- ------------------------------ -----------------------------------

For other portfolio managers, the discretionary bonus is not tied by formula to the performance of any fund or account. For those portfolio managers, the factors taken into account in determining a portfolio manager's bonus include the Fund's performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/Credit Suisse Long/Short Fund
Jordan Low*                                                            Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   14                   $2,098,631,323
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   4                     $717,415,581
                                                                 -----------------------    ------------------------

* Mr. Low became a portfolio manager on the JNL/Credit Suisse Long/Short Fund in February 2008. The information shown in this chart is as of December 31, 2007.

JNL/Credit Suisse Global Natural Resources Fund
Vipin Ahuja                                                            Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   1                     $388,150,954
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   9                    $3,368,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                           0
                                                                 -----------------------    ------------------------

Neil Gregson                                                           Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   7                    $1,282,025,649
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   6                    $2,642,610,983
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                           0
                                                                 -----------------------    ------------------------

Simon Sheppard                                                         Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   1                     $388,150,954
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                    $1,120,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Funds' investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities between the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/CREDIT SUISSE GLOBAL NATURAL RESOURCES FUND

----------------------------------------- ---------------------- ----------------------- ----------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS         Vipin Ahuja           Simon Sheppard          Neil Gregson
----------------------------------------- ---------------------- ----------------------- ----------------------
----------------------------------------- ---------------------- ----------------------- ----------------------
NONE                                                X                      X                       X
----------------------------------------- ---------------------- ----------------------- ----------------------
----------------------------------------- ---------------------- ----------------------- ----------------------
$1-$10,000
----------------------------------------- ---------------------- ----------------------- ----------------------
----------------------------------------- ---------------------- ----------------------- ----------------------
$10,001-$50,000
----------------------------------------- ---------------------- ----------------------- ----------------------
----------------------------------------- ---------------------- ----------------------- ----------------------
$50,001-$100,000
----------------------------------------- ---------------------- ----------------------- ----------------------
----------------------------------------- ---------------------- ----------------------- ----------------------
$100,001-$500,000
----------------------------------------- ---------------------- ----------------------- ----------------------
----------------------------------------- ---------------------- ----------------------- ----------------------
$500,001-$1,000,000
----------------------------------------- ---------------------- ----------------------- ----------------------
----------------------------------------- ---------------------- ----------------------- ----------------------
Over $1,000,000
----------------------------------------- ---------------------- ----------------------- ----------------------

SECURITY  OWNERSHIP OF PORTFOLIO  MANAGERS FOR THE JNL/CREDIT  SUISSE LONG/SHORT
FUND

----------------------------------------- ------------------ ------------------ ------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS     Jordan Low
----------------------------------------- ------------------ ------------------ ------------------
----------------------------------------- ------------------ ------------------ ------------------
NONE                                              X
----------------------------------------- ------------------ ------------------ ------------------
----------------------------------------- ------------------ ------------------ ------------------
$1-$10,000
----------------------------------------- ------------------ ------------------ ------------------
----------------------------------------- ------------------ ------------------ ------------------
$10,001-$50,000
----------------------------------------- ------------------ ------------------ ------------------
----------------------------------------- ------------------ ------------------ ------------------
$50,001-$100,000
----------------------------------------- ------------------ ------------------ ------------------
----------------------------------------- ------------------ ------------------ ------------------
$100,001-$500,000
----------------------------------------- ------------------ ------------------ ------------------
----------------------------------------- ------------------ ------------------ ------------------
$500,001-$1,000,000
----------------------------------------- ------------------ ------------------ ------------------
----------------------------------------- ------------------ ------------------ ------------------
Over $1,000,000
----------------------------------------- ------------------ ------------------ ------------------

EAGLE ASSET MANAGEMENT, INC.

     Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as sub-adviser to the JNL/Eagle Core Equity Fund and the JNL/Eagle SmallCap Equity Fund. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly traded company which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

FOR THE JNL/EAGLE CORE EQUITY FUND

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund.

Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds

Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and the relative (pre-tax) performance (typically 1- and 3-year performance) of these accounts and various other variable forms of compensation, including stock options and an Executive benefit plan.

Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. Their investment professionals are compensated as follows:

     o All portfolio managers are paid base salaries that are competitive with others in their fields, based on industry surveys;
     o Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;
     o Additional deferred compensation plans including restricted stock awards and stock option programs may be provided to key investment professionals;
     o All portfolio managers generally are eligible to receive benefits from the Sub-Adviser's parent company including a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

The portfolio managers' benchmark for evaluation purposes is the S&P 500.

FOR THE JNL/EAGLE SMALL CAP EQUITY FUND

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager's contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee.

Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. Mr. Boksen, along with other portfolio managers participate in a revenue sharing program that provides incentives to build a successful investment program over the long term and additional deferred compensation plans are provided to key investment professionals. Mr. Boksen also participates in a non-qualified stock option program. Additionally, Mr. Boksen, along with all employees receive benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Although some accounts may pay significantly higher or lower fees than the Fund, there is no difference between the basic methodology used to determine Mr. Boksen's compensation with respect to the Fund and other Funds managed by Mr. Boksen. This revenue sharing program provides for an annual bonus, a portion of which may be paid in the form of restricted stock in Eagle's parent company. Mr. Boksen's compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Mr. Boksen's benchmarks for evaluation purposes includes Lipper and Morningstar Fund rankings for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as that of Callan Associates and Mercer Investment Consulting.

Mr. Mintz is paid a base salary and a bonus that is competitive with other similarly situated investment professionals in the industry, based on industry surveys. Mr. Mintz, along with all Eagle employees, receives benefits from Eagle's parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Compensation is based on individual performance as research analyst as well as contribution to the results of Eagle's investment products. In addition, Mr. Mintz may receive additional compensation for his contribution as Assistant Portfolio Managers of the fund and other similarly managed accounts. Mr. Mintz also may receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

The following table reflects information as of December 31, 2007:

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

JNL/Eagle Core Equity Fund
Richard Skeppstrom Team                                                Number of                     Total
                                                                        ACCOUNTS                    ASSETS
>>       registered investment companies: ..............                   3                     $259,595,329
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other pooled investment vehicles:..............                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other accounts:................................                 8,496                  $2,369,049,426
                                                                 -----------------------    ------------------------

JNL/Eagle SmallCap Equity Fund
Bert Boksen                                                            Number of                     Total
                                                                        ACCOUNTS                    ASSETS
>>       registered investment companies: ..............                   12                   $1,073,459,006
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other pooled investment vehicles:..............                   2                      $42,359,428
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other accounts:................................                 2,740                  $1,315,139,553
                                                                 -----------------------    ------------------------

Eric Mintz*                                                            Number of                     Total
                                                                        ACCOUNTS                    ASSETS
>>       registered investment companies: ..............                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other pooled investment vehicles:..............                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other accounts:................................                   0                          $0
                                                                 -----------------------    ------------------------
* Mr. Mintz became an assistant portfolio manager of the Fund in March 2008.

CONFLICTS OF INTEREST

Potential Conflicts

     Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P and Eagle Aggressive Growth Partners Fund II L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the partnership. On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership.

     Eagle's portfolio management team manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S) FOR THE JNL/EAGLE CORE EQUITY FUND

----------------------------------------------- --------------------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS                    Richard Skeppstrom
                                                                  and Team
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
NONE                                                                 X
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
$1-$10,000
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
$10,001-$50,000
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
$50,001-$100,000
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
$100,001-$500,000
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
$500,001-$1,000,000
----------------------------------------------- --------------------------------------------
----------------------------------------------- --------------------------------------------
Over $1,000,000
----------------------------------------------- --------------------------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/EAGLE SMALLCAP EQUITY FUND

------------------------------------ ---------------------------- ---------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                           Bert Boksen                  Eric Mintz
------------------------------------ ---------------------------- ---------------------------
------------------------------------ ---------------------------- ---------------------------
NONE                                              X                           X
------------------------------------ ---------------------------- ---------------------------
------------------------------------ ---------------------------- ---------------------------
$1-$10,000
------------------------------------ ---------------------------- ---------------------------
------------------------------------ ---------------------------- ---------------------------
$10,001-$50,000
------------------------------------ ---------------------------- ---------------------------
------------------------------------ ---------------------------- ---------------------------
$50,001-$100,000
------------------------------------ ---------------------------- ---------------------------
------------------------------------ ---------------------------- ---------------------------
$100,001-$500,000
------------------------------------ ---------------------------- ---------------------------
------------------------------------ ---------------------------- ---------------------------
$500,001-$1,000,000
------------------------------------ ---------------------------- ---------------------------
------------------------------------ ---------------------------- ---------------------------
Over $1,000,000
------------------------------------ ---------------------------- ---------------------------

FRANKLIN ADVISORY SERVICES, LLC

     Franklin Advisory Services, LLC, ("Franklin") which is located at One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, serves as sub-adviser to the JNL/Franklin Templeton Small Cap Value Fund. Franklin is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Franklin Advisory Services seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY. Each portfolio manager is paid a base salary.

     ANNUAL BONUS. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

     o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

William J. Lippman                                                     Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   15                      $13,927.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                        $522.4
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Bruce C. Baughman, CPA                                                 Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   15                      $13,927.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Margaret McGee                                                         Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   15                      $13,927.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Donald G. Taylor, CPA                                                  Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   15                      $13,927.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

                                                                       Number Of                     Total
Y. Dogan Sahin, CFA                                                     ACCOUNTS               ASSETS (MILLIONS)
                                                                        --------               -----------------
registered investment companies: .......................                   1                       $1,234.5
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S) FOR THE JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

-------------------------------- ------------ ------------------- --------------- ------------------- --------------
SECURITY OWNERSHIP OF            William J.        Bruce C.         Margaret      Donald G. Taylor,     Y. Dogan
PORTFOLIO MANAGERS                 Lippman      Baughman, CPA         McGee              CPA           Sahin, CFA
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
NONE                                  X               X                 X                 X                 X
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
$1-$10,000
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
$10,001-$50,000
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
$50,001-$100,000
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
$100,001-$500,000
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
$500,001-$1,000,000
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
-------------------------------- ------------ ------------------- --------------- ------------------- --------------
Over $1,000,000
-------------------------------- ------------ ------------------- --------------- ------------------- --------------

FRANKLIN ADVISERS, INC.

     Franklin Advisers, Inc. ("Franklin Advisers") is located at One Franklin Parkway, San Mateo, California 94403, serves as sub-adviser to the JNL/Franklin Templeton Income Fund. Franklin Advisers is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Franklin Advisers, Inc. seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY. Each portfolio manager is paid a base salary.

          ANNUAL BONUS. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

          o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST AS OF DECEMBER 31, 2007:

Edward D. Perks                                                        Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   10                      $74,163.7
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                        $778.2
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Charles B. Johnson                                                     Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   6                       $71,504.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   2                        $778.1
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/FRANKLIN TEMPLETON INCOME FUND

-------------------------------------- ------------------------- ------------------------
SECURITY OWNERSHIP OF PORTFOLIO            Edward D. Perks         Charles B. Johnson
MANAGERS
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
NONE                                              X                         X
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
$1-$10,000
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
$10,001-$50,000
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
$50,001-$100,000
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
$100,001-$500,000
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
$500,001-$1,000,000
-------------------------------------- ------------------------- ------------------------
-------------------------------------- ------------------------- ------------------------
Over $1,000,000
-------------------------------------- ------------------------- ------------------------

FRANKLIN MUTUAL ADVISERS, LLC

     Franklin Mutual Advisers, LLC ("Franklin Mutual"), located at 101 John F. Kennedy Parkway, Short Hills, New Jersey, 07078, serves as sub-adviser to the JNL/Franklin Templeton Mutual Shares Fund. Franklin Mutual is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Franklin Mutual Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY Each portfolio manager is paid a base salary.

     ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

     o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.|X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Peter Langerman, as the Chief Investment Officer of the Manager, may participate in a separate bonus opportunity that is linked the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

Peter A. Langerman                                                     Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   7                       $33,295.6
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                       $3,096.5
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Deborah A. Turner                                                      Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   6                       $33,527.7
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   2                        $111.5
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

F. David Segal
                                                                        NumberOf                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   7                       $33,575.1
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics ("Code") which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest. The Code provides that a conflict of interest is any circumstance where an individual's personal interest interferes or even appears to interfere with the interests of Franklin Resources, Inc. and all of its U.S. and non-U.S. subsidiaries and affiliates (collectively, the "Company"). The Code provides that all officers, directors, employees and temporary employees (each, a "Covered Person") of the Company have a duty to avoid financial, business or other relationships that might be opposed to the interests of the Company or might cause a conflict with the performance of their duties. The Code states that a conflict can arise when a Covered Person takes actions or has interests that may make it difficult to perform his or her Company related work objectively and effectively.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/FRANKLIN TEMPLETON MUTUAL SHARES FUND

------------------------------------- -------------------------- ------------------------ ----------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                         Peter A. Langerman         Deborah A. Turner        F. David Segal
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
NONE                                              X                         X                       X
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
$1-$10,000
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
$10,001-$50,000
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
$50,001-$100,000
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
$100,001-$500,000
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
$500,001-$1,000,000
------------------------------------- -------------------------- ------------------------ ----------------------
------------------------------------- -------------------------- ------------------------ ----------------------
Over $1,000,000
------------------------------------- -------------------------- ------------------------ ----------------------

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

     Goldman Sachs Asset Management, L.P. ("GSAM(R)"), which is located at 32 Old Slip, New York, New York 10005 serves as sub-adviser to the JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/Goldman Sachs Short Duration Bond Fund, and JNL/Goldman Sachs Core Plus Bond Fund. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of March 31, 2008, GSAM, along with other units of the Investment Management Division of GSAM, had assets under management of $780.5 billion (including seed capital and excluding assets under supervision).

     In connection with GSAM's service as sub-adviser to the Fund, Goldman Sachs Asset Management International ("GSAMI") will implement and manage certain country and currency strategies of each of the JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/Goldman Sachs Core Plus Bond Fund. The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for the Fund allocated by GSAM to GSAMI for these strategies. GSAMI is not compensated by the Trust. GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs. GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

     o    Individual performance (relative, absolute)
     o    Team performance (relative, absolute)
     o    Consistent performance that aligns with clients' objectives
     o    Achievement of top rankings (relative and competitive)

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(ii) a profit  sharing  program  to which  Goldman,  Sachs & Co.  makes a pretax contribution;  and  (iii)  investment  opportunity  programs  in  which  certain
professionals  are  eligible  to  participate   subject  to  certain  net  worth
requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

GSAM's Fixed Income Team's (the "Fixed Income Team") compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager's individual performance; the Fixed Income Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams' performance exceeded performance benchmarks over one-year and three-year periods; (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/Goldman Sachs Mid Cap Value Fund

------------------------------ -------------------------------------------------------------------------
                                               Number of Other Accounts Managed
                                               and Total Assets by Account Type
------------------------------ -------------------------------------------------------------------------
------------------------------ ---------------------- ----------------------- --------------------------
Name of                             Registered             Other Pooled                 Other
Portfolio Manager              Investment Companies    Investment Vehicles             Accounts
------------------------------ ---------------------- ----------------------- --------------------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
                               Number of   Assets     Number of   Assets       Number of      Assets
                               Accounts    Managed    Accounts    Managed      Accounts       Managed
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------

------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
   Dolores Bamford                 41      16.1 bil       3        341 mil        268      14.3 bil
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
   David L. Berdon                 34      14.4 bil       3        341 mil        249      13.0 bil
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
   Andrew Braun                    34      14.4 bil       3        341 mil        249      13.0 bil
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
   Sean Butkus                     34      14.4 bil       3        341 mil        249      13.0 bil
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
   Scott Carroll                   41      16.1 bil       3        341 mil        268      14.3 bil
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
   J. Kelly Flynn                  15      10.9 bil       3        341 mil        54       4.12 bil
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
   Sean Gallagher                  34      14.4 bil       3        341 mil        249      13.0 bil
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
   Lisa Parisi                     41      16.1 bil       3        341 mil        268      14.3 bil
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------

------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------
   Eileen Rominger                 34      14.4 bil       3        341 mil        249      13.0 bil
------------------------------ ----------- ---------- ----------- ----------- ------------ -------------

------------------------------- ------------------------------------------------------------------------
                                                 Number of Accounts and Total Assets
                                            for Which Advisory Fee is Performance Based
------------------------------- ------------------------------------------------------------------------
------------------------------- ---------------------- ----------------------- -------------------------
Name of                              Registered             Other Pooled                Other
Portfolio Manager               Investment Companies     Investment Vehicles            Accounts
------------------------------- ---------------------- ----------------------- -------------------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
                                Number of   Assets      Number of   Assets      Number of     Assets
                                Accounts    Managed     Accounts    Managed     Accounts      Managed
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------

------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
   Dolores Bamford                  0          0           3        341 mil         2       207.8 mil
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
   David L. Berdon                  0          0           3        341 mil         2       207.8 mil
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
   Andrew Braun                     0          0           3        341 mil         2       207.8 mil
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
   Sean Butkus                      0          0           3        341 mil         2       207.8 mil
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
   Scott Carroll                    0          0           3        341 mil         1       130.6 mil
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
   J. Kelly Flynn                   0          0           3        341 mil         2       207.8 mil
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
   Sean Gallagher                   0          0           3        341 mil         2       207.8 mil
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
   Lisa Parisi                      0          0           3        341 mil         2       207.8 mil
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------

------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------
   Eileen Rominger                  0          0           3        341 mil         2       207.8 mil
------------------------------- ---------- ----------- ----------- ----------- ------------ ------------

JNL/Goldman Sachs Short Duration Bond Fund

Please note that all of our fixed income portfolios are managed on a team basis. While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with our general strategies and objectives and multiple individuals are involved in the management of a portfolio. We believe this approach ensures a high degree of continuity of portfolio management style and knowledge.

For each portfolio manager listed below, the total # of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

                               ----------------------------------------------------------------------------
                                Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
                               ------------------------- ------------------------ -------------------------
                                Registered Investment         Other Pooled
                                      Companies            Investment Vehicles         Other Accounts

                                  Number       Total       Number       Total        Number       Total
                                    of         Assets        of         Assets         of         Assets
                                 Accounts      ($mm)      Accounts      ($mm)       Accounts      ($mm)
------------------------------
------------------------------

Portfolio Managers
------------------------------ ------------- ----------- ------------ ----------- ------------- -----------
------------------------------
Jonathan  Beinner                   34       $27,075         78       $28,615        1,831      $168,591
Thomas J. Kenny                     34       $27,075         78       $28,615        1,831      $168,591
James McCarthy                      8        $4,356           1       $73              62       $29,980
------------------------------ ------------- ----------- ------------ ----------- ------------- -----------


                             ------------------------------------------------------------------------------
                              For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
                             ------------------------------------------------------------------------------
                               Registered Investment           Other Pooled
                                     Companies             Investment Vehicles         Other Accounts
                                 Number        Total       Number       Total        Number       Total
                                   of         Assets         of         Assets         of         Assets
                                Accounts       ($mm)      Accounts      ($mm)       Accounts      ($mm)
------------------------------ ------------ ------------ ----------- ------------- ------------ -----------
Portfolio Managers
------------------------------ ------------ ------------ ----------- ------------- ------------ -----------
------------------------------
Jonathan  Beinner                   -            -           19         $5,798         84       $28,461
Thomas J. Kenny                     -            -           19         $5,798         84       $28,461
James McCarthy                      -            -           -            -             5       $4,514
------------------------------ ------------ ------------ ----------- ------------- ------------ -----------

JNL/Goldman Sachs Core Plus Bond Fund

                               -------------------------------------------------------------------------
                               Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
                               ---------------------- ------------------------ -------------------------
                               Registered Investment  Other Pooled Investment
                               COMPANIES VEHICLES OTHER ACCOUNTS
                               ---------------------- ------------------------ -------------------------
                                 Number      Total      Number       Total       Number       Total
                                   of       Assets        of         Assets        of         Assets
                                ACCOUNTS     ($MM)     ACCOUNTS      ($MM)      ACCOUNTS      ($MM)
                               ----------- ---------- ------------ ----------- ----------- -------------
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
------------------------------
PORTFOLIO MANAGERS
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
Jonathan Beinner                   34       $27,075       78        $28,615      1,831       $168,591
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
Thomas Kenny                       34       $27,075       78        $28,615      1,831       $168,591
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
Christopher Sullivan               16       $9,778        31        $12,134       280        $62,144
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
James Clark                        16       $9,778        31        $12,134       280        $62,144
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
Jim Cielinski                      11       $7,353        39        $17,969       462        $34,440
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------
Thomas Teles                       18       $12,416       18         $9,328       330        $92,989
------------------------------ ----------- ---------- ------------ ----------- ----------- -------------

                               -------------------------------------------------------------------------
                               For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
                               -------------------------------------------------------------------------
                               Registered Investment          Other Pooled
                                  COMPANIES               INVESTMENT VEHICLES        OTHER ACCOUNTS

                                 Number      Total       Number      Total       Number        Total
                                   of        Assets        of        Assets        of         Assets
                                ACCOUNTS     ($MM)      ACCOUNTS     ($MM)      ACCOUNTS       ($MM)
                               ----------- ----------- ----------- ----------- ------------ ------------
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
------------------------------
PORTFOLIO MANAGERS
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
Jonathan Beinner                  N/A         N/A          19        $5,798        84         $28,461
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
Thomas Kenny                      N/A         N/A          19        $5,798        84         $28,461
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
Christopher Sullivan              N/A         N/A          12        $4,630        17         $4,630
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
James Clark                       N/A         N/A          12        $4,630        17         $4,630
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
Jim Cielinski                     N/A         N/A          6         $3,127        33         $17,348
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------
Thomas Teles                      N/A         N/A          8         $4,343        19         $10,883
------------------------------ ----------- ----------- ----------- ----------- ------------ ------------

JNL/Goldman Sachs Emerging Markets Debt Fund

--------------------- --------------------------------------------------------------------------------
                                           Number of Other Accounts Managed and
                                               Total Assets by Account Type*
--------------------- --------------------------------------------------------------------------------
--------------------- ------------------------- ------------------------- ----------------------------
Name of                Registered Investment    Other Pooled Investment              Other
Portfolio Manager            Companies                  Vehicles                   Accounts
--------------------- ------------------------- ------------------------- ----------------------------
--------------------- ----------- ------------- ----------- ------------- ------------ ---------------
                       Number of   Assets       Number of    Assets       Number of       Assets
                       Accounts    Managed      Accounts     Managed      Accounts       Managed
--------------------- ----------- ------------- ----------- ------------- ------------ ---------------
--------------------- ----------- ------------- ----------- ------------- ------------ ---------------
LOCAL EMERGING
MARKETS DEBT FUND
--------------------- ----------- ------------- ----------- ------------- ------------ ---------------


--------------------- ----------- ------------- ----------- ------------- ------------ ---------------
--------------------- ----------- ------------- ----------- ------------- ------------ ---------------
Samuel Finkelstein       1            51.33         2         766.76          n/a           n/a
--------------------- ----------- ------------- ----------- ------------- ------------ ---------------
--------------------- ----------- ------------- ----------- ------------- ------------ ---------------
Ricardo Penfold          1            51.33         2         766.76          n/a           n/a
--------------------- ----------- ------------- ----------- ------------- ------------ ---------------
--------------------- ----------- ------------- ----------- ------------- ------------ ---------------
Owi Ruivivar             1            51.33         2         766.76          n/a           n/a
--------------------- ----------- ------------- ----------- ------------- ------------ ---------------

--------------------- --------------------------------------------------------------------------------
                                          Number of Accounts and Total Assets for
                                         Which Advisory Fee is Performance-Based*
--------------------- --------------------------------------------------------------------------------
--------------------- ------------------------- ------------------------- ----------------------------
Name of                Registered Investment          Other Pooled                   Other
Portfolio Manager            Companies            Investment Vehicles              Accounts
--------------------- ------------------------- ------------------------- ----------------------------
--------------------- ------------ ------------ ------------ ------------ ------------ ---------------
                      Number of     Assets      Number of     Assets      Number of      Assets
                      Accounts      Managed     Accounts      Managed     Accounts       Managed
--------------------- ------------ ------------ ------------ ------------ ------------ ---------------
--------------------- ------------ ------------ ------------ ------------ ------------ ---------------
LOCAL EMERGING
MARKETS DEBT FUND
--------------------- ------------ ------------ ------------ ------------ ------------ ---------------
--------------------- ------------ ------------ ------------ ------------ ------------ ---------------

--------------------- ------------ ------------ ------------ ------------ ------------ ---------------
--------------------- ------------ ------------ ------------ ------------ ------------ ---------------
Samuel Finkelstein        n/a          n/a          n/a          n/a          n/a           n/a
--------------------- ------------ ------------ ------------ ------------ ------------ ---------------
--------------------- ------------ ------------ ------------ ------------ ------------ ---------------
Ricardo Penfold           n/a          n/a          n/a          n/a          n/a           n/a
--------------------- ------------ ------------ ------------ ------------ ------------ ---------------
--------------------- ------------ ------------ ------------ ------------ ------------ ---------------
Owi Ruivivar              n/a          n/a          n/a          n/a          n/a           n/a
--------------------- ------------ ------------ ------------ ------------ ------------ ---------------

         * THIS INFORMATION IS AS OF MARCH 31, 2008.

CONFLICTS OF INTEREST

GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/GOLDMAN SACHS MID CAP VALUE FUND

----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
SECURITY
OWNERSHIP OF
PORTFOLIO            Eileen        Sean       Dolores     Andy     Lisa        Sean      David      Scott     J. Kelly
MANAGERS            Rominger      Butkus      Bamford     Braun   Parisi    Gallagher    Berdon    Carroll    Flynn
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
NONE                   X            X           X          X        X          X           X         X         X
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
$1-$10,000
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
$10,001-$50,000
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
$50,001-$100,000
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
$100,001-$500,000
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
$500,001-$1,000,000
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------
Over $1,000,000
----------------- ------------ ------------ ----------- -------- -------- ------------ ---------- --------- --------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/GOLDMAN SACHS SHORT DURATION BOND FUND

------------------------------- ------------------ ------------------ ----------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS              Jonathan Beinner      Thomas Kenny        James McCarthy
------------------------------- ------------------ ------------------ ----------------------
------------------------------- ------------------ ------------------ ----------------------
None                                    X                  X                    X
------------------------------- ------------------ ------------------ ----------------------
------------------------------- ------------------ ------------------ ----------------------
$1-$10,000
------------------------------- ------------------ ------------------ ----------------------
------------------------------- ------------------ ------------------ ----------------------
$10,001-$50,000
------------------------------- ------------------ ------------------ ----------------------
------------------------------- ------------------ ------------------ ----------------------
$50,001-$100,000
------------------------------- ------------------ ------------------ ----------------------
------------------------------- ------------------ ------------------ ----------------------
$100,001-$500,000
------------------------------- ------------------ ------------------ ----------------------
------------------------------- ------------------ ------------------ ----------------------
$500,001-$1,000,000
------------------------------- ------------------ ------------------ ----------------------
------------------------------- ------------------ ------------------ ----------------------
Over $1,000,000
------------------------------- ------------------ ------------------ ----------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/GOLDMAN SACHS CORE PLUS BOND FUND

------------------------------- --------------------- -------------------- ------------------- ----------------
SECURITY OWNERSHIP OF           Christopher Sullivan       James B.             Jonathan        Thomas Kenny
PORTFOLIO MANAGERS                                           Clark              Beinner
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
None                                     X                     X                   X                  X
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
$1-$10,000
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
$10,001-$50,000
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
$50,001-$100,000
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
$100,001-$500,000
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
$500,001-$1,000,000
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
Over $1,000,000
------------------------------- --------------------- -------------------- ------------------- ----------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/GOLDMAN SACHS EMERGING MARKETS DEBT FUND

------------------------------- --------------------- -------------------- ------------------- ----------------
SECURITY OWNERSHIP OF                                       Samuel             Ricardo         Owi Ruivivar,
PORTFOLIO MANAGERS                                        Finkelstein          Penfold             Ph.D.
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
None                                                           X                   X                  X
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
$1-$10,000
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
$10,001-$50,000
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
$50,001-$100,000
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
$100,001-$500,000
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
$500,001-$1,000,000
------------------------------- --------------------- -------------------- ------------------- ----------------
------------------------------- --------------------- -------------------- ------------------- ----------------
Over $1,000,000
------------------------------- --------------------- -------------------- ------------------- ----------------

Due to Goldman Sachs Asset Management,  L.P.'s ("GSAM") internal policies,  GSAM
portfolio   managers  are  generally   prohibited  from  purchasing   shares  of
Sub-Advised Funds for which they have primary responsibility.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

     Jackson National Asset Management, LLC ("JNAM"), located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, makes the allocations to the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, the JNL/Mellon Capital Management 10 x 10 Fund, and the JNL/S&P 4 Fund. JNAM is a is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Assets of JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Management Index 5 Fund, and the JNL/Mellon Capital Management 10 x 10 Fund ("Funds") are invested in a combination of mutual funds ("Underlying Funds"). JNAM manages the Fund according to those narrow asset allocation limits. In this context, the term "portfolio manager" refers to oversight of the asset allocation process, and portfolio managers perform primarily a technical, systems oversight role, insuring the proper pre-determined asset allocation in the Underlying Funds. Due to the reality that the Funds' portfolio managers do not perform any special tasks beyond their usual day-to-day functions as employees of the investment adviser and administrator to the Fund and do not perform extensive investment research and analysis on the Underlying Funds, the title "portfolio manager" serves to denote those individuals that have administrative and oversight roles with the Funds. There is no special compensation arrangement for the portfolio managers. The portfolio managers are paid their regular base salary, receive an incentive bonus opportunity, and receive a benefits package commensurate with all other JNAM employees.

Jackson's policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished throughout three primary compensation elements: Base salary and an annual bonus are the primary compensation arrangements. Certain individuals may participate in Jackson's long-term incentive program ("LTIP"). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. The Jackson LTIP program is based on the overall performance of the operations of Jackson and other U.S. based affiliates. To help in retaining its investment professionals, the Jackson LTIP has a four-year cliff vesting. The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

Daniel W. Koors                                                        Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   1                      $12,791,066
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Lynn M. Mouser                                                         Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   1                      $12,791,066
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

As discussed herein, the Fund is invested in the Underlying Funds according a pre-determined allocation in the Underlying Funds. Daily cash flows will require the allocation of Fund assets among the Underlying Funds. Consequently, the portfolio managers may have access to purchase and sale information related to the Underlying Funds, which may create a conflict of interest should the portfolio managers attempt to trade in shares of the Underlying Funds. Shares of the Fund and the Underlying Funds may only be acquired through the Jackson variable contracts. Pursuant to JNAM's and the Funds' Code of Ethics, purchases and sales of JNL variable contracts must be reported by all "Access Persons," including the portfolio managers, and consequently, all transactions in the Fund and Underlying Funds are monitored for compliance with the Code of Ethics. In addition, JNAM and the Funds have adopted certain compliance policies and procedures, which are reasonably designed to maintain compliance with federal and state regulatory requirements, and to prevent conflicts of interests. However, there is no guarantee that such policies and policies and procedures will detect every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S) FOR THE JNL/FRANKLIN TEMPLETON FOUNDING STRATEGY FUND, THE JNL/MELLON CAPITAL MANAGEMENT INDEX 5 FUND, THE JNL/MELLON CAPITAL MANAGEMENT 10 X 10 FUND, AND THE JNL/S&P 4 FUND

------------------------------- ----------------------- --------------------
SECURITY OWNERSHIP OF                  Lynn M.               Daniel W.
PORTFOLIO MANAGERS                      Mouser                 Koors
------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------
NONE                                      X                      X
------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------
$1-$10,000
------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------
$10,001-$50,000
------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------
$50,001-$100,000
------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------
$100,001-$500,000
------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------
$500,001-$1,000,000
------------------------------- ----------------------- --------------------
------------------------------- ----------------------- --------------------
Over $1,000,000
------------------------------- ----------------------- --------------------

J.P. MORGAN INVESTMENT MANAGEMENT INC.

     J.P. Morgan Investment Management Inc. ("JP Morgan"), with principal offices at 245 Park Avenue, New York, New York 10167, serves as sub-adviser to the JNL/JPMorgan International Value Fund, the JNL/JPMorgan MidCap Growth Fund and the JNL/JPMorgan U.S. Government & Quality Bond Fund. JP Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly-traded bank holding company. JP Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

J.P. Morgan Investment Management Inc. ("JP Morgan")'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds'pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/JPMorgan International Value Fund
Gerd Woort-Menker, M.D.                                                Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   4                    $1,249,100,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                    $1,268,570,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                     $669,290,000
                                                                 -----------------------    ------------------------

Jeroen Huysinga                                                        Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   2                      $321,80,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   6                    $2,910,140,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   14                   $3,746,160,000
                                                                 -----------------------    ------------------------

JNL/JPMorgan Mid Cap Growth Fund
Christopher Jones                                                      Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   13                   $6,467,555,045
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                     $287,956,973
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                      $42,975,408
                                                                 -----------------------    ------------------------

Timothy Parton                                                         Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $2,914,810,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                      $42,980,000
                                                                 -----------------------    ------------------------

JNL/JPMorgan U.S. Government & Quality Bond Fund
Michael Sais                                                           Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   4                    $3,241,480,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   2                     $788,400,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   6                    $2,985,500,000
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan's and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMorgan Chase & Co.'s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan's and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/JPMORGAN INTERNATIONAL VALUE FUND

---------------------------------- ------------------------------- ----------------------------
SECURITY OWNERSHIP OF                         Gerd                         Jeroen
PORTFOLIO MANAGERS                      Woort-Menker, M.D.                 Huysinga
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
NONE                                             X                              X
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$1-$10,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$10,001-$50,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$50,001-$100,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$100,001-$500,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$500,001-$1,000,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
Over $1,000,000
---------------------------------- ------------------------------- ----------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/JPMORGAN MIDCAP GROWTH FUND

---------------------------------- ------------------------------- ----------------------------
SECURITY OWNERSHIP OF                       Christopher                      Timothy
PORTFOLIO MANAGERS                             Jones                         Parton
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
NONE                                             X                              X
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$1-$10,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$10,001-$50,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$50,001-$100,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$100,001-$500,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
$500,001-$1,000,000
---------------------------------- ------------------------------- ----------------------------
---------------------------------- ------------------------------- ----------------------------
Over $1,000,000
---------------------------------- ------------------------------- ----------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/JPMORGAN U.S. GOVERNMENT & QUALITY BOND FUND

---------------------------------------- ------------------------------
SECURITY OWNERSHIP OF                              Michael
PORTFOLIO MANAGERS                                   Sais
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
NONE                                                   X
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$1-$10,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$10,001-$50,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$50,001-$100,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$100,001-$500,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
$500,001-$1,000,000
---------------------------------------- ------------------------------
---------------------------------------- ------------------------------
Over $1,000,000
---------------------------------------- ------------------------------

LAZARD ASSET MANAGEMENT LLC

Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, serves as sub-adviser to the JNL/Lazard Emerging Markets Fund, JNL/Lazard Mid Cap Equity Fund and the JNL/Lazard Small Cap Equity Fund. Lazard is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Its clients are both individuals and institutions.

     TEAM MANAGEMENT AND MODEL PORTFOLIOS. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

     Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

     Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

     Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

     Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

     The chart below includes information regarding the members of the portfolio management team responsible for managing the Fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member, as well as the amount (within certain specified ranges) of money invested by each team member in shares of the Fund. As noted in the chart, the portfolio managers managing the Fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/Lazard Emerging Markets Fund

--------------------------- -------------------------------------------------------------- ---------------------------------
                                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                                             THE ADVISORY FEE IS BASED ON
                                               OTHER ACCOUNTS MANAGED                       THE PERFORMANCE OF THE ACCOUNT
--------------------------- -------------------------------------------------------------- ---------------------------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
PORTFOLIO MANAGER             CATEGORY OF ACCOUNT      NUMBER OF       TOTAL ASSETS IN        NUMBER OF      TOTAL ASSETS
                                                      ACCOUNTS IN   ACCOUNTS IN CATEGORY     ACCOUNTS IN    IN ACCOUNTS IN
                                                        CATEGORY                              CATEGORY         CATEGORY
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
James M. Donald             Registered Investment          13        $11,611,353,416.55           0               N/A
                            Companies
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Pooled Investment        56         $4,738,169,181.73           0               N/A
                            Vehicles
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Accounts                392         $5,972,121,835.47           0               N/A
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
John R. Reinsberg           Registered Investment          9          $3,604,226,711.37           0               N/A
                            Companies
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Pooled Investment        22          $270,331,674.83            0               N/A
                            Vehicles
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Accounts                934        $17,435,110,405.18           0               N/A
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------

JNL/Lazard Mid Cap Equity Fund
--------------------------- -------------------------------------------------------------- ---------------------------------
                                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                                             THE ADVISORY FEE IS BASED ON
                                               OTHER ACCOUNTS MANAGED                       THE PERFORMANCE OF THE ACCOUNT
--------------------------- -------------------------------------------------------------- ---------------------------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
PORTFOLIO MANAGER             CATEGORY OF ACCOUNT      NUMBER OF       TOTAL ASSETS IN        NUMBER OF      TOTAL ASSETS
                                                      ACCOUNTS IN   ACCOUNTS IN CATEGORY     ACCOUNTS IN    IN ACCOUNTS IN
                                                        CATEGORY                              CATEGORY         CATEGORY
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
Christopher Blake           Registered Investment          7         $13,324,111,972.60           0               N/A
                            Companies
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Pooled Investment        16          $627,823,631.07            0               N/A
                            Vehicles
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Accounts                 94         $1,319,701,987.75           0               N/A
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
Gary Buesser                Registered Investment          7         $13,324,111,972.60           0               N/A
                            Companies
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Pooled Investment        16          $627,823,631.07            0               N/A
                            Vehicles
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Accounts                 94         $1,319,701,987.75           0               N/A
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
Robert A. Failla            Registered Investment          7         $13,324,111,972.60           0               N/A
                            Companies
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Pooled Investment        25         $1,663,632,682.81           0               N/A
                            Vehicles
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Accounts                 61         $3,353,348,967.93           0               N/A
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
Andrew D. Lacey             Registered Investment          8         $13,333,014,397.52           0               N/A
                            Companies
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Pooled Investment        46         $1,206,837,196.55           0               N/A
                            Vehicles
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Accounts                489         $3,876,789,581.54           0               N/A
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------

JNL/Lazard Small Cap Equity Fund

--------------------------- -------------------------------------------------------------- ---------------------------------
                                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                                             THE ADVISORY FEE IS BASED ON
                                               OTHER ACCOUNTS MANAGED                       THE PERFORMANCE OF THE ACCOUNT
--------------------------- -------------------------------------------------------------- ---------------------------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
PORTFOLIO MANAGER             CATEGORY OF ACCOUNT      NUMBER OF       TOTAL ASSETS IN        NUMBER OF      TOTAL ASSETS
                                                      ACCOUNTS IN   ACCOUNTS IN CATEGORY     ACCOUNTS IN    IN ACCOUNTS IN
                                                        CATEGORY                              CATEGORY         CATEGORY
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
Andrew D. Lacey             Registered Investment          8         $13,333,014,397.52           0               N/A
                            Companies
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Pooled Investment        46         $1,206,837,196.55           0               N/A
                            Vehicles
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Accounts                489         $3,876,789,581.54           0               N/A
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
Patrick M. Mullen           Registered Investment          2           $200,382,911.66            0               N/A
                            Companies
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Pooled Investment        2           $25,202,750.72             0               N/A
                            Vehicles
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Accounts                 14          $132,187,742.20            0               N/A
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
Daniel Breslin              Registered Investment          2           $198,598,332.09            0               N/A
                            Companies
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Pooled Investment        2           $25,202,750.72             0               N/A
                            Vehicles
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------
                            Other Accounts                 17          $196,283,259.48            0               N/A
--------------------------- ------------------------- ------------- ---------------------- ---------------- ----------------

CONFLICTS OF INTEREST

     MATERIAL CONFLICTS RELATED TO MANAGEMENT OF SIMILAR ACCOUNTS. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (E.G., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

     Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

SECURITY  OWNERSHIP OF PORTFOLIO  MANAGERS FOR THE JNL/LAZARD  EMERGING  MARKETS
FUND

------------------------------------ ----------------------------- ----------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                        John R. Reinsberg              James M. Donald
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
NONE                                              X                             X
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
$1-$10,000
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
$10,001-$50,000
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
$50,001-$100,000
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
$100,001-$500,000
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
$500,001-$1,000,000
------------------------------------ ----------------------------- ----------------------------
------------------------------------ ----------------------------- ----------------------------
Over $1,000,000
------------------------------------ ----------------------------- ----------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/LAZARD MID CAP EQUITY FUND

-------------------------------------- -------------------- ------------------ ------------------- ----------------
SECURITY OWNERSHIP OF                                                            Christopher H.
PORTFOLIO MANAGERS                         Andrew Lacey      Robert A. Failla         Blake          Gary Buesser
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
NONE                                            X                   X                  X                  X
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
$1-$10,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
$10,001-$50,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
$50,001-$100,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
$100,001-$500,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
$500,001-$1,000,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------
-------------------------------------- -------------------- ------------------ ------------------- ----------------
Over $1,000,000
-------------------------------------- -------------------- ------------------ ------------------- ----------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/LAZARD SMALL CAP EQUITY FUND


--------------------------------------- ------------------------ ------------------------ ------------------------
SECURITY OWNERSHIP OF PORTFOLIO                 Andrew                 Patrick M.                 Daniel
MANAGERS                                         Lacey                   Mullin                   Breslin
--------------------------------------- ------------------------ ------------------------ ------------------------
--------------------------------------- ------------------------ ------------------------ ------------------------
NONE                                               X                        X                        X
--------------------------------------- ------------------------ ------------------------ ------------------------
--------------------------------------- ------------------------ ------------------------ ------------------------
$1-$10,000
--------------------------------------- ------------------------ ------------------------ ------------------------
--------------------------------------- ------------------------ ------------------------ ------------------------
$10,001-$50,000
--------------------------------------- ------------------------ ------------------------ ------------------------
--------------------------------------- ------------------------ ------------------------ ------------------------
$50,001-$100,000
--------------------------------------- ------------------------ ------------------------ ------------------------
--------------------------------------- ------------------------ ------------------------ ------------------------
$100,001-$500,000
--------------------------------------- ------------------------ ------------------------ ------------------------
--------------------------------------- ------------------------ ------------------------ ------------------------
$500,001-$1,000,000
--------------------------------------- ------------------------ ------------------------ ------------------------
--------------------------------------- ------------------------ ------------------------ ------------------------
Over $1,000,000
--------------------------------------- ------------------------ ------------------------ ------------------------


M&G INVESTMENT MANAGEMENT LIMITED ("MAGIM")

     M&G Investment Management Limited ("MAGIM") located at Laurence Pountney Hill, London EC4R 0HH sub-advises the JNL/M&G Global Basics Fund and the JNL/M&G Global Leaders Fund. MAGIM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people's value as well as their outputs. MAGIM's remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.

Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain and motivate. MAGIM believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that MAGIM wants to make available for different levels of performance. The components are as follows:

     o Base pay is used to reward `inputs', reflecting the values of people's knowledge, skills, aptitudes and track records. It progresses in line with personal growth, general contribution and potential.

     o Bonus payment levels are closely aligned with `outputs', chiefly investment performance but also other results such as asset accumulation. Bonuses are discretionary, variable year on year and reflect largely personal and team performance.

     o Our long-term incentive plan, based on phantom equity in MAGIM, is designed to provide a meaningful stake in the future growth of the value of the company to those who have a significant role to play in its growth.

We believe that our corporate culture aids in the attraction and retention of key professionals through the empowerment and responsibility it offers, together with the opportunities it provides for professionals to work with similarly minded experts in different investment fields.

Evaluations are undertaken on an annual basis with some half-yearly reviews as necessary.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/M&G Global Basics Fund
Graham French                                                          Number Of                     Total
                                                                        ACCOUNTS                 Assets ($Mil)
                                                                        --------
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles*:......................                   5                        $14,984
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

JNL/M&G Global Leaders Fund
Aled Smith                                                             Number Of                     Total
                                                                        ACCOUNTS                 Assets ($Mil)
                                                                        --------
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles*:......................                   4                        $4,744
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

At MAGIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-U.S. collective investment schemes, insurance companies, and segregated pension funds. MAGIM manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. MAGIM has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/M&G GLOBAL BASICS FUND

---------------------------------------- -------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                      Graham French
---------------------------------------- -------------------------
---------------------------------------- -------------------------
None                                                X
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$1-$10,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$10,001-$50,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$50,001-$100,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$100,001-$500,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$500,001-$1,000,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
Over $1,000,000
---------------------------------------- -------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/M&G GLOBAL LEADERS FUND

---------------------------------------- -------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                        Aled Smith
---------------------------------------- -------------------------
---------------------------------------- -------------------------
None                                                X
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$1-$10,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$10,001-$50,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$50,001-$100,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$100,001-$500,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$500,001-$1,000,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
Over $1,000,000
---------------------------------------- -------------------------

MELLON CAPITAL MANAGEMENT CORPORATION

     Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105, serves as sub-adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management International Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management European 30 Fund, and JNL/Mellon Capital Management Pacific Rim 30 Fund. Mellon Capital also serves as co-sub-adviser to the JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Growth Retirement Strategy Fund, JNL/S&P Moderate Growth Retirement Strategy, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

PASSIVELY   MANAGED  AND  ACTIVELY   MANAGED  MUTUAL  FUND   PORTFOLIO   MANAGER
COMPENSATION

As of December 31, 2007, Mellon Capital's portfolio managers responsible for both passively managed and actively managed mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Bank of New York Mellon Corporation deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund gross of fees relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment management group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/Mellon Capital Management S&P 500 Index Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management Small Cap Index Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management International Index Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management Bond Index Fund
David Kwan, Lowell Bennett                                             Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   8                     $1.49 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   24                   $19.27 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   19                    $4.27 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
Warren Chiang                                                          Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   3                    $0.765 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   8                     $1.02 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   8                     $2.4 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management European 30 Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management Pacific Rim 30 Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/S&P Moderate Retirement Strategy Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/S&P Moderate Growth Retirement Strategy Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/S&P Growth Retirement Strategy Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/S&P Competitive Advantage Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/S&P Dividend Income & Growth Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/S&P Intrinsic Value Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

JNL/S&P Total Yield Fund
Richard Brown, Karen Wong                                              Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   39                   $33.21 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   30                   $32.50 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   32                   $27.83 billion
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

At Mellon Capital Management Corporation, individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND, THE JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND, THE JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND, THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL MANAGEMENT EUROPEAN 30 FUND, THE JNL/MELLON CAPITAL MANAGEMENT PACIFIC RIM 30 FUND, THE JNL/S&P MODERATE RETIREMENT STRATEGY FUND, THE JNL/S&P MODERATE GROWTH RETIREMENT
STRATEGY FUND, THE JNL/S&P GROWTH RETIREMENT STRATEGY FUND, THE JNL/S&P COMPETITIVE ADVANTAGE FUND, THE JNL/S&P DIVIDEND INCOME & GROWTH FUND, THE JNL/S&P INTRINSIC VALUE FUND, AND THE JNL/S&P TOTAL YIELD FUND

---------------------------------- ------------------------- -----------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                       Richard Brown              Karen Wong
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
NONE                                          X                        X
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
$1-$10,000
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
$10,001-$50,000
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
$50,001-$100,000
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
$100,001-$500,000
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
$500,001-$1,000,000
---------------------------------- ------------------------- -----------------------
---------------------------------- ------------------------- -----------------------
Over $1,000,000
---------------------------------- ------------------------- -----------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

------------------------------------ ---------------------- ------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                         David Kwan            Lowell Bennett
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
NONE                                           X                       X
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
$1-$10,000
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
$10,001-$50,000
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
$50,001-$100,000
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
$100,001-$500,000
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
$500,001-$1,000,000
------------------------------------ ---------------------- ------------------------
------------------------------------ ---------------------- ------------------------
Over $1,000,000
------------------------------------ ---------------------- ------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

---------------------------------------------- --------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS              Warren Chiang
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
NONE                                                       X
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
$1-$10,000
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
$10,001-$50,000
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
$50,001-$100,000
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
$100,001-$500,000
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
$500,001-$1,000,000
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
Over $1,000,000
---------------------------------------------- --------------------------

OPPENHEIMERFUNDS, INC.

     OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as sub-adviser to the JNL/Oppenheimer Global Growth Fund. As of December 31, 2007, Oppenheimer, including subsidiaries and affiliates, managed in excess of $260 billion in assets, including mutual funds having more than 6 million shareholder accounts. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

COMPENSATION OF THE PORTFOLIO MANAGERS. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2007 each Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Fund, described above. That fund's compensation structure is based on the fund's performance.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/Oppenheimer Global Growth Fund

--------------------- --------------------------------------------------------- --------------------------------------
 Portfolio Manager                     Other Accounts Managed                    Accounts with respect to which the
                                                                                    advisory fee is based on the
                                                                                     performance of the account
--------------------- --------------------------------------------------------- --------------------------------------
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
                                                             Total Assets in                        Total Assets in
                                          Number of          Accounts in        Number of           Accounts in
                      Category of         Accounts in        Category           Accounts in         Category
                      Account             Category           (in millions)      Category            (in millions)
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
Rajeev Bhaman         Registered                 15               $27,465               1                  $39
                      investment
                      companies
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
                      Other pooled                4                $775                 0                  N/A
                      investment
                      vehicles
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------
                      Other accounts(1)           2                $584                 0                  N/A
--------------------- ------------------- ------------------ ------------------ ------------------- ------------------

(1) Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

CONFLICTS OF INTEREST

As indicated above, the Portfolio Manager also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

SECURITY  OWNERSHIP OF PORTFOLIO MANAGER FOR THE  JNL/OPPENHEIMER  GLOBAL GROWTH
FUND

------------------------------------------ -----------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS              Rajeev Bhaman
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
NONE                                                       X
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
$1-$10,000
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
$10,001-$50,000
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
$50,001-$100,000
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
$100,001-$500,000
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
$500,001-$1,000,000
------------------------------------------ -----------------------------------
------------------------------------------ -----------------------------------
Over $1,000,000
------------------------------------------ -----------------------------------

PACIFIC INVESTMENT MANAGEMENT COMPANY ("PIMCO")

     PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as sub-advisor to the JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund listed above. PIMCO is an investment management firm founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP") with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with one member, Allianz Global Investors U.S. Holding LLC, which is a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which  owns a 0.1%  managing  interest.  Allianz  Global  Investors  of  America
Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH and 74.47% by Allianz
Societas       Europaea       ("Allianz       SE").        Allianz-Argos       6
Vermogensverwaltungsgesellschaft is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly owned by Allianz SE. Allianz of America, Inc. is wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz SE is a European-based, multinational insurance and financial services holding company.

PORTFOLIO MANAGER COMPENSATION

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In  addition,   the  following   non-exclusive  list  of  qualitative   criteria
(collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     o 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;
     o Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
     o    Amount and nature of assets managed by the portfolio manager;
     o Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
     o Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
     o Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
     o    Contributions to asset retention, gathering and client satisfaction;
     o    Contributions to mentoring, coaching and/or supervising; and
     o    Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/PIMCO Real Return Fund
Mihir Worah                                                            Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MM)
registered investment companies: .......................                   14                     $30,785.97
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   23                      $3,847.41
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   39                     $12,015.36
                                                                 -----------------------    ------------------------

JNL/PIMCO Total Return Bond Fund
William H. Gross                                                       Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MM)
registered investment companies: .......................                   35                     $156,638.65
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   19                      $8,422.58
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   66                     $42,263.70
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/PIMCO REAL RETURN FUND

------------------------------------------ ---------------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS                 Mihir Worah
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
NONE                                                         X
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
$1-$10,000
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
$10,001-$50,000
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
$50,001-$100,000
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
$100,001-$500,000
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
$500,001-$1,000,000
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
Over $1,000,000
------------------------------------------ ---------------------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/PIMCO TOTAL RETURN BOND FUND

------------------------------------------ ---------------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS             William H. Gross
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
NONE                                                         X
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
$1-$10,000
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
$10,001-$50,000
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
$50,001-$100,000
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
$100,001-$500,000
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
$500,001-$1,000,000
------------------------------------------ ---------------------------------------
------------------------------------------ ---------------------------------------
Over $1,000,000
------------------------------------------ ---------------------------------------

PPM AMERICA, INC.

     PPM America, Inc. ("PPM"), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the JNL/PPM America Core Equity Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Value Equity Fund, and the JNL/PPM America High Yield Bond Fund. PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

PPM considers compensation critical to the retention of high quality investment professionals. PPM's policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished throughout three primary compensation elements: Fixed base salary, subject to annual merit increases, annual bonus, and PPM's long-term incentive program (LTIP). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. A small portion is placed in a three-year deferral period that is forfeited if the portfolio manager leaves before the end of the deferral period. The PPM LTIP program is based on the overall performance of the operations of PPM and other U.S. based affiliates. To help in retaining its investment professionals, the PPM LTIP has a four-year cliff vesting. The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following tables reflect information as of December 31, 2007:

JNL/PPM America Core Equity Fund
PPM Equity Team: Richard Brody, Jeffrey Moran, Sam Yee, Alford         Number Of                     Total
Zick                                                                    ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   6                      $37,036,250
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   9                    $3,215,893,417
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   15                   $4,657,977,563
                                                                 -----------------------    ------------------------

JNL/PPM America Mid Cap Value Fund
PPM Equity Team: Richard Brody, Jeffrey Moran, Sam Yee, Alford         Number Of                     Total
Zick                                                                    ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   6                      $37,036,250
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   9                    $3,215,893,417
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   15                   $4,657,977,563
                                                                 -----------------------    ------------------------

JNL/PPM America Small Cap Value Fund
PPM Equity Team: Richard Brody, Jeffrey Moran, Sam Yee, Alford         Number Of                     Total
Zick                                                                    ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   6                      $37,036,250
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   9                    $3,215,893,417
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   15                   $4,657,977,563
                                                                 -----------------------    ------------------------

JNL/PPM America Value Equity Fund
PPM Equity Team: Richard Brody, Jeffrey Moran, Sam Yee, Alford         Number Of                     Total
Zick                                                                    ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   6                      $37,036,250
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   9                    $3,215,893,417
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   15                   $4,657,977,563
                                                                 -----------------------    ------------------------

JNL/PPM America High Yield Bond Fund
                                                                       Number Of                     Total
Anthony Balestrieri                                                     ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   1                     $307,285,645
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   7                    $10,540,794,658
                                                                 -----------------------    ------------------------

JoAnne M. Bianco                                                       Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   1                     $307,285,645
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles*:......................                   3                    $3,296,172,178
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts**:.......................................                   2                    $2,541,731,303
                                                                 -----------------------    ------------------------

* Includes pooled investment vehicles where Ms. Bianco is backup Portfolio Manager.
**Includes high yield assets managed by Ms. Bianco for an account managed by Mr. Balestrieri.

CONFLICTS OF INTEREST

PPM is not aware of any material conflicts of interest that may arise in connection with its management of the Fund's investments and the investments of its other accounts.

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by the PPM Equity Team are managed using the same or substantially similar investment strategies that are used in connection with the management of the Funds. Similarly, other accounts managed by Mr. Balestrieri and Ms. Bianco are managed using the same or substantially similar investment strategies that are used in connection with the management of the PPM Funds. Accordingly, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for similarly managed funds or accounts other than one of the Funds may outperform the securities selected for the respective JNL/PPM America Fund. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, and allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as PPM may have an incentive to allocate securities that are expected to increase in value to preferred accounts, including those of clients affiliated with PPM. Also, each Fund, as a registered investment company, is subject to different regulations than certain of the accounts managed by PPM, and, consequently, there may be differences in the allowable investments and investment techniques between accounts of client managed by PPM. Further, the majority of accounts managed by PPM represent assets of, or accounts sponsored by, its affiliates. PPM seeks to manage such potential conflicts by through the adoption of a variety of policies and procedures, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Also, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge and timing and potential market impact of trades placed on behalf of clients, as well as current or potential investment opportunities under consideration. While the Fund and PPM have adopted a variety of procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

As noted above, PPM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/PPM AMERICA MID CAP VALUE FUND, JNL/PPM AMERICA SMALL CAP VALUE FUND, JNL/PPM AMERICA VALUE EQUITY FUND AND JNL/PPM AMERICA CORE EQUITY FUND

----------------------------------- ------------------- ---------------- ------------------- -------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                    Richard Brody      Jeffrey Moran        Sam Yee           Alford Zick
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
NONE                                        X                  X                 X                   X
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
$1-$10,000
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
$10,001-$50,000
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
$50,001-$100,000
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
$100,001-$500,000
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
$500,001-$1,000,000
----------------------------------- ------------------- ---------------- ------------------- -------------------
----------------------------------- ------------------- ---------------- ------------------- -------------------
Over $1,000,000
----------------------------------- ------------------- ---------------- ------------------- -------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/PPM AMERICA HIGH YIELD BOND FUND

------------------------------------------ -------------------- -------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS   Anthony Balestrieri      JoAnne M. Bianco
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
NONE                                                X                      X
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
$1-$10,000
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
$10,001-$50,000
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
$50,001-$100,000
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
$100,001-$500,000
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
$500,001-$1,000,000
------------------------------------------ -------------------- -------------------------
------------------------------------------ -------------------- -------------------------
Over $1,000,000
------------------------------------------ -------------------- -------------------------

PRUDENTIAL ASSET MANAGEMENT (SINGAPORE) LIMITED

Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 21 Prudential Tower, Singapore 049712 serves as sub-adviser to the JNL/PAM Asia ex-Japan Fund and the JNL/PAM China-India Fund. PAM Singapore is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     PAM Singapore offers fixed base salaries, for its investment professionals. Bonuses are tied to team-wide fund performance as measured against the Funds' benchmarks to ensure that each individual's interests are aligned with those of both the clients and the investment team. The benchmarks for the Funds are as follows: JNL/PAM Asia ex-Japan Fund - MSCI Asia ex Japan Free Index and JNL/PAM China-India Fund - MSCI China Index and MSCI India Index. We also emphasize long-term performance. A percentage of an individual's fund performance KPIs will be tied to a rolling 3-year performance. PAM also offers Long-Term Incentive Plan (LTIP) for key staff based on a 3-year earnings cycle.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/PAM Asia ex-Japan Fund
Kannan Venkataramani, CFA                                              Number Of                     Total
                                                                        ACCOUNTS                ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                       $1,200.21
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   6                       $1,390.55
                                                                 -----------------------    ------------------------

JNL/PAM China-India Fund
DR Rao, CFA                                                            Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                       $2,172.81
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

     PAM Singapore is of the view that it is not in a position of material conflict of interest in connection with its management of the Fund's investments and the investments of its other accounts. PAM Singapore manages potential conflicts between funds or with other types of accounts through a general policy of treating all clients fairly and seeks to achieve this by having policies and procedures on fair allocation of investments, customer order priority, internal review processes and oversight by independent officers.

     In addition, personal transactions in securities by a portfolio manager and others may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge of Fund's and other accounts' intra-day portfolio holdings; intra-day securities transactions; proposed securities transaction, as well as current or potential investment opportunities under consideration. While the Fund and PAM Singapore have adopted a variety of compliance policies and procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited and control activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

     As noted above, PAM Singapore and the Funds have adopted certain compliance policies and procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/PAM ASIA EX-JAPAN FUND

----------------------------------- --------------------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                         Kannan Venkataramani, CFA
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
NONE                                                  X
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
$1-$10,000
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
$10,001-$50,000
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
$50,001-$100,000
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
$100,001-$500,000
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
$500,001-$1,000,000
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
Over $1,000,000
----------------------------------- --------------------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/PAM CHINA-INDIA FUND

----------------------------------- -------------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                           DR Rao, CFA
----------------------------------- -------------------------------
----------------------------------- -------------------------------
NONE                                              X
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$1-$10,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$10,001-$50,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$50,001-$100,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$100,001-$500,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$500,001-$1,000,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
Over $1,000,000
----------------------------------- -------------------------------

TEMPLETON GLOBAL ADVISORS LIMITED

     Templeton Global Advisors Limited ("Global Advisors"), located at Lyford Cay, Nassau, Bahamas, serves as sub-adviser to the JNL/Franklin Templeton Global Growth Fund. Global Advisors is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Global Advisors seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY. Each portfolio manager is paid a base salary.

     ANNUAL BONUS. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

     o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

     o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

     o NON-INVESTMENT PERFORMANCE. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

     o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/Franklin Templeton Global Growth Fund
Cindy Sweeting, CFA                                                    Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   13                      $80,762.3
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                        $165.6
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   14                      $4,912.0
                                                                 -----------------------    ------------------------

Tucker Scott                                                           Number of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   16                      $71,403.3
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles: ......................                   3                       $1,630.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts: ........................................                   28                      $5,994.2
                                                                 -----------------------    ------------------------

Lisa F. Myers, CFA                                                     Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   8                       $64,952.6
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   12                      $17,049.9
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   10                      $67,094.0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics ("Code") which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest. The Code provides that a conflict of interest is any circumstance where an individual's personal interest interferes or even appears to interfere with the interests of Franklin Resources, Inc. and all of its U.S. and non-U.S. subsidiaries and affiliates (collectively, the "Company"). The Code provides that all officers, directors, employees and temporary employees (each, a "Covered Person") of the Company have a duty to avoid financial, business or other relationships that might be opposed to the interests of the Company or might cause a conflict with the performance of their duties. The Code states that a conflict can arise when a Covered Person takes actions or has interests that may make it difficult to perform his or her Company related work objectively and effectively.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/FRANKLIN TEMPLETON GLOBAL GROWTH FUND

----------------------------------- ---------------------------- ----------------------------- ------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                        Cindy Sweeting, CFA              Tucker Scott            Lisa F. Myers, CFA
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
NONE                                             X                            X                           X
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
$1-$10,000
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
$10,001-$50,000
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
$50,001-$100,000
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
$100,001-$500,000
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
$500,001-$1,000,000
----------------------------------- ---------------------------- ----------------------------- ------------------------
----------------------------------- ---------------------------- ----------------------------- ------------------------
Over $1,000,000
----------------------------------- ---------------------------- ----------------------------- ------------------------

RED ROCKS CAPITAL LLC

     Red Rocks Capital LLC ("RRC") is the Sub-Adviser to the JNL/Red Rocks Listed Private Equity Fund and is located at 603 Park Point Drive, Suite 200, Golden, Colorado 80401-7587. RRC is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index. RRC also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies.

RRC is an asset management firm specializing in Listed Private Equity. The firm has developed a proprietary database to identify and track publicly traded private equity funds and companies. RRC brings to market the first U.S.-based Listed Private Equity strategy, comprised of 30-50 publicly traded private equity companies. The objective of the strategy is to provide investors with a fully diversified portfolio of top-tier private equity investments with daily valuation and daily liquidity.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

RRC seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers and other key employees receive a fixed base salary, an incentive bonus opportunity and an equity compensation opportunity. Compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good long-term performance. RRC may evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Compensation consists of the following elements:

     o Base salary. Each employee is paid a fixed base salary. In setting the base salary, RRC's intention is to be competitive in light of the particular employee's experience and responsibilities.

     o Annual bonus. Each employee is eligible to receive an annual cash bonus which has quantitative and nonquantitative components. Generally, 66.6% of the bonus is quantitatively determined based on employee-specific performance and responsibility considerations, while the remaining 33.3% portion of the bonus is discretionary as determined by RRC and takes into account other subjective factors.

     o Equity. Portfolio managers and other key employees are eligible to receive equity grants based on their potential to add long-term value to RRC.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

Adam Goldman                                                           Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles*:......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Mark Sunderhuse                                                        Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles*:......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

RRC is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s).

Portfolio managers at RRC manage multiple accounts pursuant to a model portfolio. These accounts may include, among others, mutual funds and separately-managed accounts. RRC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures and compliance with the firm's Code of Ethics, which it believes address the conflicts associated with managing multiple accounts for multiple clients.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/RED ROCKS LISTED PRIVATE EQUITY FUND

---------------------------------------- ------------------------- ----------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                            Adam Goldman           Mark Sunderhuse
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
None                                                X                        X
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$1-$10,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$10,001-$50,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$50,001-$100,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$100,001-$500,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$500,001-$1,000,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
Over $1,000,000
---------------------------------------- ------------------------- ----------------------

STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC

     Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041, serves as sub-adviser to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Growth Fund. SPIAS is co-sub-adviser with Mellon Capital for the following funds:
JNL/S&P Moderate Retirement Strategy Fund, JNL/S&P Moderate Growth Retirement Strategy Fund, JNL/S&P Growth Retirement Strategy Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, credit ratings, and research to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

     SPIAS makes no warranties, express or implied, as to results to be obtained from use of information provided by SPIAS and used in this service, and SPIAS expressly disclaims all warranties of suitability with respect thereto. While SPIAS has obtained information believed to be reliable, SPIAS shall not be liable for any claims or losses of any nature in connection with information contained in this document, including but not limited to, lost profits or punitive or consequential damages, even if it is advised of the possibility of same.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Compensation is a combination of salary and bonus. Bonuses are based on individual performance assessments and the financial performance of Standard & Poor's. The performance of their advisory accounts is one of the factors that is considered in their overall evaluation and determination of their merit increase and bonus. Certain portfolio professionals may be awarded options and/or restricted performance shares of The McGraw-Hill Companies Inc.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

Massimo Santicchia                                                     Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles*:......................                   3                        $1,013
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                           0
                                                                 -----------------------    ------------------------

* The portfolio manager is responsible for the management of one or more model portfolios published by Standard & Poor's and is also involved with the selection of securities for certain UIT portfolios at initial offering and as required thereafter.


John W. Krey*                                                          Number Of               Approximate Total

                                                                        ACCOUNTS                    ASSETS
Registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
Other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------

Other accounts:.........................................                   0                          $0

                                                                 -----------------------    ------------------------

* The portfolio manager is also responsible for the management of one or more model portfolios published by Standard & Poor's.

CONFLICTS OF INTEREST

The portfolio managers manage multiple accounts and there are potential conflicts of interest. The portfolio managers are required to sign the SPIAS Code of Ethics. The Code addresses conflict situations, most specifically in terms of personal trading policies, but also in general provisions that our advice to our clients must not be affected by conflicts of interest. Based on a universe of funds provided to SPIAS, SPIAS may include in an allocation, and/or otherwise recommend for investment certain funds to which Standard & Poor's or an affiliate licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary Standard & Poor's index, such as the S&P 500. SPIAS includes these funds in allocations, otherwise presents them as an investment option and/or recommends them for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds. In cases where Standard & Poor's or an affiliate is paid fees that are tied to the amount of assets that are invested in the fund or the volume of trading activity in the fund, investment in the fund will generally result in Standard & Poor's or an affiliate earning compensation in addition to the fees received by SPIAS in connection with its provision of services. In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

Standard & Poor's and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/S&P MANAGED CONSERVATIVE FUND, THE JNL/S&P MANAGED MODERATE FUND, THE JNL/S&P MANAGED MODERATE GROWTH FUND, THE JNL/S&P MANAGED GROWTH FUND, THE JNL/S&P MANAGED AGGRESSIVE GROWTH FUND, THE JNL/S&P RETIREMENT INCOME FUND, THE JNL/S&P RETIREMENT 2015 FUND, THE JNL/S&P RETIREMENT 2020 FUND, THE JNL/S&P RETIREMENT 2025 FUND, THE JNL/S&P DISCIPLINED MODERATE FUND, THE JNL/S&P DISCIPLINED MODERATE GROWTH FUND, THE JNL/S&P DISCIPLINED GROWTH FUND, THE JNL/S&P MODERATE RETIREMENT STRATEGY FUND, THE JNL/S&P MODERATE GROWTH RETIREMENT STRATEGY FUND, AND THE JNL/S&P GROWTH RETIREMENT STRATEGY FUND

---------------------------------------- ------------------------- ----------------------
SECURITY OWNERSHIP OF PORTFOLIO

MANAGERS                                    Massimo Santicchia         John W. Krey

---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
NONE                                                X                        X
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$1-$10,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$10,001-$50,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$50,001-$100,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$100,001-$500,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$500,001-$1,000,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
Over $1,000,000
---------------------------------------- ------------------------- ----------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/S&P COMPETITIVE ADVANTAGE FUND, THE JNL/S&P DIVIDEND INCOME & GROWTH FUND, THE JNL/S&P INTRINSIC VALUE FUND, AND THE JNL/S&P TOTAL YIELD FUND

---------------------------------------- -------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                           Massimo Santicchia
---------------------------------------- -------------------------
---------------------------------------- -------------------------
NONE                                                X
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$1-$10,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$10,001-$50,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$50,001-$100,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$100,001-$500,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$500,001-$1,000,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
Over $1,000,000
---------------------------------------- -------------------------

T. ROWE PRICE ASSOCIATES, INC.

     T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, and the JNL/T. Rowe Price Value Fund. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr., and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

     Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are measured against comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long- term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/T. Rowe Price Established Growth Fund

P. Robert Bartolo
                                                                  Number of                    Total
                                                                  ACCOUNTS                     ASSETS*
registered investment companies:                                     11                       $31,019.8
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other pooled investment vehicles:                                     1                        $232.3
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other accounts:                                                       7                        $435.7
                                                           ------------------------    ------------------------

JNL/T. Rowe Price Mid-Cap Growth Fund
Brian Berghuis                                                    Number of                     Total
                                                                  ACCOUNTS*                    ASSETS*
registered investment companies:                                      7                       $21,376.8
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other pooled investment vehicles:                                     1                        $307.8
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other accounts:                                                       5                        $667.4
                                                           ------------------------    ------------------------

Donald Peters                                                     Number of                     Total
                                                                  ACCOUNTS*                    ASSETS*
registered investment companies:                                     13                       $2,974.1
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other pooled investment vehicles:                                     0                          $0
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other accounts:                                                      34                       $1,849.3
                                                           ------------------------    ------------------------

JNL/T. Rowe Price Value Fund
John Linehan                                                      Number of                     Total
                                                                  ACCOUNTS*                    ASSETS*
registered investment companies:                                      9                       $9,716.0
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other pooled investment vehicles:                                     1                        $259.3
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
other accounts:                                                      15                       $1,011.3
                                                           ------------------------    ------------------------

*PLEASE NOTE THE  INFORMATION  ABOVE DOES NOT INCLUDE ANY OF THE FUNDS FOR WHICH
T. ROWE PRICE SERVES AS SUB-ADVISER FOR JNL. THE PORTFOLIO MANAGERS NAMED ABOVE DID NOT MANAGE ANY ACCOUNTS FOR WHICH ADVISORY FEES ARE BASED ON PERFORMANCE. TOTAL ASSETS ARE BASED ON T. ROWE PRICE INTERNAL RECORDS AS OF DECEMBER 31, 2007.

CONFLICTS OF INTEREST

     T. Rowe is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s).

     Portfolio managers at T. Rowe typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation Structure" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

--------------------------------------------- --------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS              P. Robert Bartolo
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
NONE                                                         X
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
$1-$10,000
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
$10,001-$50,000
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
$50,001-$100,000
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
$100,001-$500,000
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
$500,001-$1,000,000
--------------------------------------------- --------------------------------
--------------------------------------------- --------------------------------
Over $1,000,000
--------------------------------------------- --------------------------------

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS FOR JNL/T. ROWE PRICE MID-CAP GROWTH FUND

---------------------------------------- ------------------------- ----------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                            Brian Berghuis           Donald Peters
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
NONE                                                X                        X
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$1-$10,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$10,001-$50,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$50,001-$100,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$100,001-$500,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
$500,001-$1,000,000
---------------------------------------- ------------------------- ----------------------
---------------------------------------- ------------------------- ----------------------
Over $1,000,000
---------------------------------------- ------------------------- ----------------------

SECURITIES OWNERSHIP OF PORTFOLIO MANAGER FOR THE JNL/T. ROWE PRICE VALUE FUND

--------------------------------------------- ------------------------------------
SECURITY OWNERSHIP OF PORTFOLIO MANAGERS                 John Linehan
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
NONE                                                           X
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
$1-$10,000
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
$10,001-$50,000
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
$50,001-$100,000
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
$100,001-$500,000
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
$500,001-$1,000,000
--------------------------------------------- ------------------------------------
--------------------------------------------- ------------------------------------
Over $1,000,000
--------------------------------------------- ------------------------------------

WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser to the JNL/Select Balanced Fund, JNL/Select Money Market Fund and JNL/Select Value Fund. Wellington Management is a Massachusetts limited liability partnership, with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588.4 billion in assets.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

The Funds pay Wellington Management a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Jackson National Asset Management, LLC on behalf of the Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2007.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional's experience and performance in their roles as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the relevant Fund managed by the Investment Professionals compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. The incentive paid to the other Investment Professionals is based on the revenues earned by Wellington Management, which have no performance-related component.


Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Bousa and Keogh are partners of the firm.


FUND                                                         BENCHMARK INDEX AND/OR PEER GROUP FOR INCENTIVE PERIOD
----                                                         ------------------------------------------------------
JNL/Select Balanced Fund (equity portion)                    Russell 1000 Value Index (50%)/S&P 500 Index (50%)

JNL/Select Value Fund                                        Russell 1000 Value Index

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of December 31, 2007:

JNL/Select Balanced Fund
                                                                       Number Of                     Total
Edward P. Bousa                                                         ACCOUNTS                ASSETS ($ MIL)
                                                                        --------                --------------
registered investment companies: .......................                   4                       $45,127.2
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                        $254.1
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   5                        $771.1
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)

Edward P. Bousa                                                        Number Of                     Total
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   2                       $33,613.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                        $207.6
                                                                 -----------------------    ------------------------

John C. Keogh                                                          Number Of                     Total
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   7                       $24,272.9
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   21                       $2,860
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)

John C. Keogh                                                          Number Of                     Total
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   2                       $18,047.2
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Christopher L. Gootkind                                                Number Of                     Total
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   8                       $22,324.2
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)

Christopher L. Gootkind                                                Number Of                     Total
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   2                       $18,047.2
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

JNL/Select Value Fund
Karen H. Grimes                                                        Number Of                     Total
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   5                       $2,343.1
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------


Ian R. Link                                                            Number Of                     Total
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   5                        $2,343
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

         ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (SUBSET OF ABOVE)

Ian R. Link                                                            Number Of                     Total
                                                                        ACCOUNTS                ASSETS ($ MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------


CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the
Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/SELECT BALANCED FUND

---------------------------------------- ------------------------- ---------------------- ----------------------
SECURITY OWNERSHIP OF                                                                        Christopher L.
PORTFOLIO MANAGERS                           Edward P. Bousa           John C. Keogh            Gootkind
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
NONE                                                X                        X                      X
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$1-$10,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$10,001-$50,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$50,001-$100,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$100,001-$500,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
$500,001-$1,000,000
---------------------------------------- ------------------------- ---------------------- ----------------------
---------------------------------------- ------------------------- ---------------------- ----------------------
Over $1,000,000
---------------------------------------- ------------------------- ---------------------- ----------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JNL/SELECT VALUE FUND

------------------------------------ ---------------------------- --------------------------
SECURITY OWNERSHIP OF PORTFOLIO
MANAGERS                                   Karen H. Grimes               Ian R. Link
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
NONE                                              X                           X
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
$1-$10,000
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
$10,001-$50,000
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
$50,001-$100,000
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
$100,001-$500,000
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
$500,001-$1,000,000
------------------------------------ ---------------------------- --------------------------
------------------------------------ ---------------------------- --------------------------
Over $1,000,000
------------------------------------ ---------------------------- --------------------------


     As compensation for their services, the sub-advisers receive fees from the Adviser computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the net assets of such Fund, and is calculated based on the average net assets of the Fund.

     The following is a schedule of the management fees the Adviser currently is obligated to pay the sub-advisers out of the advisory fees it receives from the Funds as described elsewhere in this SAI and the Prospectus:

            FUND                                               ASSETS                                        FEES

  JNL/AIM Large Cap Growth Fund                                $0 to $150 million                            .40%
                                                               Over $150 million                             .35%

  JNL/AIM International Growth Fund                            $0 to $250 million                            .40%
                                                               Over $250 million                             .35%

  JNL/AIM Global Real Estate Fund                              $0 to $50 million                             .50%
                                                               Over $50 million                              .45%

  JNL/AIM Small Cap Growth Fund                                $0 to $500 million                            .60%
                                                               Over $500 million                             .55%

  JNL/Capital Guardian Global Balanced Fund                    $0 to $600 million                            .50%
                                                               Over $600 million                             .475%

  JNL/Capital Guardian Global Diversified Research Fund        $0 to $125 million                            .60%
                                                               $125 million to $250 million                  .50%
                                                               $250 million to $400 million                  .45%
                                                               Over $400 million                             .40%

  JNL/Capital Guardian International Small Cap Fund            $0 to $600 million                            .70%
                                                               Over $600 million                             .675%

  JNL/Capital Guardian U.S. Growth Equity Fund                 $0 to $100 million                            .40%
                                                               $100 million to $600 million                  .34%
                                                               Over $600 million                             .32%

  JNL/Credit Suisse Global Natural Resources Fund              $0 to $100 million                            .45%
                                                               $100 million to $300 million                  .40%
                                                               Over $300 million                             .35%

  JNL/Credit Suisse Long/Short Fund                            $0 to $150 million                            .45%
                                                               $150 million to $300 million                  .40%
                                                               Over $300 million                             .35%

  JNL/Eagle Core Equity Fund                                   $0 to $100 million                            .40%
                                                               Over $100 million                             .30%

  JNL/Eagle SmallCap Equity Fund                               $0 to $100 million                            .45%
                                                               Over $100 million                             .40%

  JNL/Franklin Templeton Founding Strategy Fund                All Assets                                      0%

  JNL/Franklin Templeton Income Fund                           $0 to $50 million                             .625%
                                                               $50 million to $200 million                   .465%
                                                               $200 million to $500 million                  .375%
                                                               Over $500 million                             .350%

  JNL/Franklin Templeton Global Growth Fund                    $0 to $50 million                            .625%
                                                               $50 million to $200 million                  .465%
                                                               $200 million to $500 million                 .375%
                                                               Over $500 million                            .350%

  JNL/Franklin Templeton Mutual Shares Fund                    All Assets                                    .51%

  JNL/Franklin Templeton Small Cap Value Fund                  $0 to $200 million                            .60%
                                                               $200 million to $500 million                  .52%
                                                               Over $500 million                             .50%

  JNL/Goldman Sachs Core Plus Bond Fund                        $0 to $500 million                            .25%
                                                               $500 to $1 billion                            .17%
                                                               Over $1 billion                               .15%

  JNL/Goldman Sachs Emerging Markets Debt Fund                 $0 to $200 million                            .50%
                                                               Over $200 million                             .45%

  JNL/Goldman Sachs Mid Cap Value Fund                         $0 to $100 million                            .50%
                                                               Over $100 million                             .45%

  JNL/Goldman Sachs Short Duration Bond Fund                   $0 to $100 million                            .20%
                                                               $100 million to $250 million                  .17%
                                                               $250 million to $500 million                  .15%
                                                               Over $500 million                             .12%

  JNL/JPMorgan International Value Fund                        $0 to $350 million                            .40%
                                                               Over $350 million                             .35%

  JNL/JPMorgan MidCap Growth Fund                              All Assets                                    .40%

  JNL/JPMorgan U.S. Government & Quality Bond Fund             $0 to $200 million                            .20%
                                                               $200 million to $500 million                  .15%
                                                               Over $500 million                             .12%

  JNL/Lazard Mid Cap Equity Fund                               $0 to $250 million                            .45%
                                                               Over $250 million                             .40%

  JNL/Lazard Emerging Markets Fund                             $0 to $50 million                             .75%
                                                               $50 million to $200 million                   .65%
                                                               Over $200 million                             .60%

  JNL/Lazard Small Cap Equity Fund                             $0 to $500 million                            .50%
                                                               Over $500 million                             .45%

  JNL/M&G Global Basics Fund                                   $0 to $500 million                            .50%
                                                               Over $500 million                             .45%

  JNL/M&G Global Leaders Fund                                  $0 to $500 million                            .50%
                                                               Over $500 million                             .45%

  JNL/Mellon Capital Management Index 5 Fund                   All Assets                                     0%

  JNL/Mellon Capital Management 10 x 10 Fund                   All Assets                                     0%

  JNL/Mellon Capital Management European 30 Fund               First $50 million                             .12%
                                                               Next $50 million                              .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/Mellon Capital Management Pacific Rim 30 Fund            First $50 million                             .12%
                                                               Next $50 million                              .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/Mellon Capital Management S&P 500 Index Fund             First $50 million                             .12%
                                                               Next $50 million                              .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/Mellon Capital Management S&P 400 MidCap Index Fund      First $50 million                             .12%
                                                               Next $50 million                              .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/Mellon Capital Management Small Cap Index Fund           First $50 million                             .12%
                                                               Next $50 million                              .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/Mellon Capital Management International Index Fund       First $50 million                             .12%
                                                               Next $50 million                              .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/Mellon Capital Management Bond Index Fund                First $50 million                             .12%
                                                               Next $50 million                              .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/Mellon Capital Management Enhanced S&P 500               $0 to $50 million                             .25%
  Stock Index Fund                                             Over $50 million                              .20%

  JNL/Oppenheimer Global Growth Fund                           $0 to $350 million                            .35%
                                                               $350 million to $800 million                  .30%
                                                               Over $800 million                             .25%
  JNL/PAM Asia ex-Japan Fund                                   $0 to $500 million                            .45%
                                                               Over $500 million                             .40%

  JNL/PAM China-India Fund                                     $0 to $500 million                            .45%
                                                               Over $500 million                             .40%

  JNL/PPM America Core Equity Fund                             $0 to $150 million                            .25%
                                                               $150 million to $300 million                  .20%
                                                               Over $300 million                             .17%

  JNL/PPM America High Yield Bond Fund                         $0 to $150 million                            .20%
                                                               $150 million to $300 million                  .175%
                                                               Over $300 million                             .15%

  JNL/PPM America Mid Cap Value Fund                           $0 to $150 million                            .25%
                                                               $150 million to $300 million                  .20%
                                                               Over $300 million                             .17%

  JNL/PPM America Small Cap Value Fund                         $0 to $150 million                            .25%
                                                               $150 million to $300 million                  .20%
                                                               Over $300 million                             .17%

  JNL/PPM America Value Equity Fund                            $0 to $150 million                            .25%
                                                               $150 million to $300 million                  .20%
                                                               Over $300 million                             .17%

  JNL/PIMCO Real Return Fund                                   $0 to $1 billion                              .25%
                                                               Over $1 billion                               .20%

  JNL/PIMCO Total Return Bond Fund                             All assets                                    .25%

  JNL/Red Rocks Listed Private Equity Fund                     $0 to $200 million                            .57%
                                                               Over $200 million                             .52%

  JNL/Select Balanced Fund                                     $0 to $200 million                            .27%
                                                               $200 million to $400 million                  .25%
                                                               Over $400 million                             .23%

  JNL/Select Money Market Fund                                 $0 to $750 million                            .05%(3)
                                                               $750 million to $1 billion                    .04%(3)
                                                               Over $1 billion                               .025%(3)

  JNL/Select Value Fund                                        $0 to $50 million                             .40%
                                                               Over $50 million                              .30%

  JNL/T. Rowe Price Established Growth Fund                    $0 to $250 million                            .40%
                                                               $250 million to $500 million                  .375%
                                                               $500 million to $1 billion                    .35%
                                                               Over $1 billion                               .35%(5)

  JNL/T. Rowe Price Mid-Cap Growth Fund                        $0 to $20 million                             .60%
                                                               $20 million to $50 million                    .50%
                                                               $50 million to $200 million                   .50%
                                                               Above $200 million                            .50%(2)

  JNL/T. Rowe Price Value Fund                                 $0 to $250 million                            .40%
                                                               $250 million to $500 million                  .375%
                                                               Over $500 million                             .35%


  JNL/S&P Managed Growth Fund(1)                               $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Managed Conservative Fund(1)                         $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Managed Moderate Growth Fund(1)                      $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Managed Moderate Fund(1)                             $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Managed Aggressive Growth Fund(1)                    $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Retirement Income Fund(1)                            $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Retirement 2015 Fund(1)                              $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Retirement 2020 Fund(1)                              $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Retirement 2025 Fund(1)                              $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Disciplined Moderate Fund(1)                         $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Disciplined Moderate Growth Fund(1)                  $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Disciplined Growth Fund(1)                           $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Moderate Retirement Strategy Fund(1)                 $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Moderate Growth Retirement Strategy Fund(1)          $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%

  JNL/S&P Growth Retirement Strategy Fund(1)                   $0 to $1.3 billion                            .07%
                                                               Next $1.2 billion                             .05%
                                                               Over $2.5 billion                             .04%


  JNL/S&P Moderate Retirement Strategy Fund (4)                $0 to $100 million                            .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/S&P Moderate Growth Retirement Strategy Fund (4)         $0 to $100 million                            .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/S&P Growth Retirement Strategy Fund (4)                  $0 to $100 million                            .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/S&P Competitive Advantage Fund (4)                       $0 to $100 million                            .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/S&P Dividend Income & Growth Fund(4)                     $0 to $100 million                            .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/S&P Intrinsic Value Fund(4)                              $0 to $100 million                            .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%

  JNL/S&P Total Yield Fund (4)                                 $0 to $100 million                            .06%
                                                               $100 million to $750 million                  .03%
                                                               Over $750 million                             .015%


  JNL/S&P Competitive Advantage Fund (6)                       $0 to $1 billion                              .08%
                                                               Next $2 billion                               .07%
                                                               Over $3 billion                               .05%

  JNL/S&P Dividend Income & Growth Fund(6)                     $0 to $1 billion                              .08%
                                                               Next $2 Billion                               .07%
                                                               Over $3 Billion                               .05%

  JNL/S&P Intrinsic Value Fund(6)                              $0 to $1 billion                              .08%
                                                               Next $2 billion                               .07%
                                                               Over $3 billion                               .05%

  JNL/S&P Total Yield Fund (6)                                 $0 to $1 billion                              .08%
                                                               Next $2 billion                               .07%
                                                               Over $3 billion                               .05%



(1) Assets for these Funds are aggregated in calculating the SPIAS sub-advisory fee.

(2) When net assets exceed $200 million, the 0.50% is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

(3) The assets of the JNL/Select Money Market Fund of JNL Series Trust and the assets of the JNL Money Market Fund and the Jackson Perspective Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

(4) These sub-advisory fees are paid to Mellon Capital.

(5) When average net assets exceed $1 billion, the 0.35% is applicable to all the amounts in the JNL/T. Rowe Price Established Growth Fund (not only to those in excess of $1 billion). In addition, the Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule that takes effect once assets exceed $1 billion. The credit will apply at an asset range between approximately $946 million and $1 billion, whether that range is reached by virtue of an increase in assets from a level below $946 million or a decrease in assets from a level over $1 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or
(b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

(6) Assets for these Funds are aggregated in calculating the SPIAS sub-advisory fee.

     Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and each of the sub-advisers, the sub-advisers invest and reinvest the Fund's assets consistent with the Fund's respective investment objectives and policies. With respect to the foregoing, it should be noted that subject to the supervision of the Adviser and Trustees pursuant to the investment sub-advisory agreements, SPIAS develops recommendations and allocations consistent with each of its sub-advised Fund's investment objectives and policies, but does not trade securities or invest and reinvest assets on behalf of those Funds. Each investment sub-advisory agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the shareholders of the affected Fund or the Board of Trustees. A sub-advisory agreement may be terminated at any time upon 60 days' notice by either party or under certain sub-advisory agreements, upon 60 days' notice of the Trust and the Adviser and 90 days' notice of the sub-adviser, or by a majority vote of the outstanding shares of the Fund to which such agreement relates, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund. Additional Funds may be subject to a different agreement. Except with respect to the Funds sub-advised by SPIAS, sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage the Fund to comply with the provisions of Section 817(h) of the Internal Revenue Code, applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). With respect to the Funds sub-advised by SPIAS, the Adviser and the sub-adviser jointly are responsible for compliance of the Funds with Section 817(h).

     The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, and any other investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of any Standard & Poor's Index are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and its affiliates. S&P and its affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, the S&P MidCap 400 Index or any other S&P index to track general stock market performance. S&P's only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or any other S&P index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Management Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed JNL/Mellon Capital Management Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

ADMINISTRATIVE FEE. Each Fund, except the JNL/AIM Global Real Estate Fund, the JNL/AIM International Growth Fund, the JNL/Capital Guardian Global Balanced Fund, the JNL/Capital Guardian Global Diversified Research Fund, the JNL/Capital Guardian International Small Cap Fund, the JNL/Credit Suisse Global Natural Resources Fund, the JNL/Credit Suisse Long/Short Fund, the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Franklin Templeton Global Growth Fund, the JNL/Goldman Sachs Emerging Markets Debt Fund, the JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/M&G Global Basics Fund, the JNL/M&G Global Leaders Fund, the JNL/Mellon Capital Management European 30 Fund, the JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/Mellon Capital Management Pacific Rim 30 Fund, the JNL/PAM Asia ex-Japan Fund, the JNL/PAM China-India Fund, the JNL/Red Rocks Listed Private Equity Fund and the JNL/S&P Funds (except the JNL/S&P Moderate Retirement Strategy Fund, the JNL/S&P Moderate Growth Retirement Strategy Fund, the JNL/S&P Growth Retirement Strategy Fund, the JNL/S&P Competitive Advantage Fund, the JNL/S&P Dividend Income & Growth Fund, the JNL/S&P Intrinsic Value Fund, and the JNL/S&P Total Yield
Fund), pays to JNAM ("Administrator") an Administrative Fee of 0.10% of the average daily net assets of the Fund.

Each of the following Funds pays an Administrative Fee of 0.15%: the JNL/AIM Global Real Estate Fund, the JNL/AIM International Growth Fund, the JNL/Capital Guardian Global Balanced Fund, the JNL/Capital Guardian Global Diversified Research Fund, the JNL/Capital Guardian International Small Cap Fund, the JNL/Credit Suisse Global Natural Resources Fund, the JNL/Credit Suisse Long/Short Fund, the JNL/Franklin Templeton Global Growth Fund, the JNL/Goldman Sachs Emerging Markets Debt Fund, the JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/M&G Global Basics Fund, the JNL/M&G Global Leaders Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/Oppenheimer Global Growth Fund, JNL/PAM Asia ex-Japan Fund, and the JNL/Red Rocks Listed Private Equity Fund.

The JNL/S&P Funds (except the JNL/S&P Moderate Retirement Strategy Fund, the JNL/S&P Moderate Growth Retirement Strategy Fund, the JNL/S&P Growth Retirement Strategy Fund, the JNL/S&P Competitive Advantage Fund, the JNL/S&P Dividend Income & Growth Fund, the JNL/S&P Intrinsic Value Fund, and the JNL/S&P Total Yield Fund), the JNL/Mellon Capital Management Index 5 Fund, the JNL/Mellon Capital Management 10 x 10 Fund, the JNL/Franklin Templeton Founding Strategy Fund pay an Administrative Fee of 0.05%.

The JNL/S&P Moderate Retirement Strategy Fund, the JNL/S&P Moderate Growth Retirement Strategy Fund, the JNL/S&P Growth Retirement Strategy, the JNL/S&P Competitive Advantage Fund, the JNL/S&P Dividend Income & Growth Fund, the JNL/S&P Intrinsic Value Fund, and the JNL/S&P Total Yield Fund pay an Administrative Fee of 0.10%.

The JNL/Mellon Capital Management European 30 Fund, the JNL/Mellon Capital Management Pacific Rim 30 Fund and the JNL/PAM China-India Fund pay an Administrative Fee of 0.20%.

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal (except for litigation expenses and other expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for interest expenses, registration fees, licensing costs, directors and officers insurance and the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees. The fees paid by the Fund to the Administrator for the fiscal year ended December 31, 2005, December 31, 2006, and December 31, 2007, were $10,079,000, $12,754,690, and
$17,840,613, respectively.

CUSTODIAN AND TRANSFER AGENT. The custodian has custody of all securities and cash of the Trust maintained in the United States and attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.


     The Bank of New York Mellon (successor by operation of law to Mellon Trust of New England, N.A.), One Wall Street, New York, NY 10286, acts as custodian for all of the Funds except the following Funds, for which the Trust acts as custodian: JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Growth Fund, and JNL/S&P 4 Fund. The custodian is an affiliate of Mellon Capital Management Corporation. The parent company of The Bank of New York Mellon is The Bank of New York Mellon Corporation.


     JNAM is the transfer agent and dividend-paying agent for each Fund of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have appointed KPMG LLP as the Trust's independent registered public accounting firm. KPMG LLP, 303
E. Wacker Drive, Chicago, Illinois 60601, will audit and report on the Trust's annual financial statements and will perform other professional accounting, auditing and advisory services when engaged to do so by the Trust.

THE DISTRIBUTOR. Jackson National Life Distributors LLC (the "Distributor" or "JNLD"), 7601 Technology Way, Denver, Colorado 80237 is the distributor of the shares of the Trust. JNLD is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America. The Distribution Agreement was approved by the Board of Trustees on June 13, 2008.

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies ("Contracts") issued by Jackson and its subsidiary Jackson NY. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

DISTRIBUTION PLAN. On September 25, 2003, the Board of Trustees of the Trust, including all of the Independent Trustees, approved an Amended Plan pursuant to Rule 12b-1 ("Amended Plan") with respect to the Class A shares and the Class B shares of each Fund including the JNL/S&P Competitive Advantage Fund, the JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund, but excluding the remaining JNL/S&P Funds. For purposes of this section of the SAI only, the Funds covered by the Amended Plan are referred to as the "Funds".) Also at that meeting, the Board, including all of the Independent Trustees, approved an amendment to the Trust's existing Distribution Agreement with JNLD, dated December 12, 2002. The Amendment to the Distribution Agreement reflects the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares. Effective December 15, 2003, after approval of the Amended Plan at a shareholders meeting held on December 1, 2003, the then-existing shareholders of each Fund became the Class A shareholders of that Fund.

     On November 23, 2004, the Board of Trustees of the Trust approved an amendment to the Amended Plan and an amendment to the Trust's existing Distribution Agreement. The amendments approved on November 23, 2004 did not require a shareholder vote. These amendments terminated the provisions of the Amended Plan and the Distribution Agreement permitting the use of amounts recaptured from portfolio brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust. The Board of Trustees approved the amendments to implement amendments to Rule 12b-1 under the 1940 Act. As a result of the amendments to the Amended Plan and the Distribution Agreement, effective December 13, 2004, Class B shares will no longer be subject to Rule 12b-1 expenses.

Currently, under the Amended Plan, each Fund, except for JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Management 10 x 10 Fund, JNL/Mellon Capital Management Index 5 Fund, JNL/S&P 4 Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/S&P Disciplined Moderate Fund, JNL/S&P Disciplined Moderate Growth Fund, and JNL/S&P Disciplined Growth Fund will accrue daily and pay quarterly to JNLD a Rule 12b-1 fee at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A shares of the Fund. To the extent consistent with the Amended Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative, or other services. The types of services and expenses that may be reimbursed or compensated by the Rule 12b-1 fee pursuant to the Amended Plan include, but are not limited to, the following:

     o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Companies or the Funds, including materials intended for use by Jackson National Life and its affiliates, or for broker-dealer only use or retail use.

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of shares of the Companies or the Funds.

     o Payment of servicing fees requested by broker-dealers or other financial intermediaries who sell Variable Contracts that offer the Funds.

     o Obtaining information and providing explanations to Variable Contract owners regarding the Funds' investment objectives and policies and other information about the Companies and the Funds, including the performance of the Funds.

     o Training sales personnel regarding the sale of Variable Contracts that relate to the Funds offered in those Variable Contracts.

     o Financing any other activity that the Companies' Board determines are primarily intended directly or indirectly to result in the servicing or sale of Fund shares.

     The Plan provides (1) that it is subject to annual approval of continuance by the Trustees and the disinterested Trustees; (2) that the Distributor must provide the Trustees with a quarterly written report of payments made under the Plan and the purpose of the payments; and (3) that the Plan may be terminated at any time by the vote of a majority of the disinterested Trustees. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the disinterested Trustees. The Plan was last approved on June 13, 2008.

FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Investment Sub-Advisory Agreements, the Sub-Advisers (except for SPIAS) are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion. The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust ("best execution"), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Sub-Adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each Sub-Adviser considers a number of factors described in its policy and procedures. The Sub-Advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any) the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. The Sub-Adviser's selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Investment Sub-Advisory Agreements, and subject to best execution, the Sub-Advisers also expressly are permitted to consider the value and quality of any "brokerage and research services" (as defined under
Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, or statistical, quotation, or valuation services provided to the Sub-Adviser by the broker-dealer. In placing a purchase or sale order, a Sub-Adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the Sub-Adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. A Sub-Adviser may use research services provided by broker-dealers through which the Sub-Adviser effects Fund transactions in serving any or all of its accounts, and the Sub-Adviser may not use all such services in connection with its' services to the Trust.

     Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a Sub-Adviser in addition to selling the securities to the Fund or other advisory clients of the Sub-Adviser.

     During the fiscal year ended December 31, 2007, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds' Sub-Advisers:

--------------------------------------------------------- ----------------------------------- ------------------------------
                                                                GROSS DOLLAR VALUE OF         DOLLAR AMOUNT OF COMMISSIONS
                                                             PURCHASES/SALES DIRECTED TO          DIRECTED TO RESEARCH
                        FUND                                      RESEARCH PROVIDERS                    PROVIDERS
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/AIM International Growth Fund                                    $322,743,956.15                    $360,978.43
(FORMERLY, JNL/JPMORGAN INTERNATIONAL EQUITY FUND)
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/AIM Large Cap Growth Fund                                         389,217,577.38                     200,386.59
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/AIM Global Real Estate Fund (FORMERLY, JNL/AIM REAL               594,434,559.00                     145,652.00
   ESTATE FUND)
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/AIM Small Cap Growth Fund                                          40,873,985.67                      77,443.06
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Capital Guardian Global Balanced Fund (FORMERLY,                    9,304,154.32                      11,575.66
   JNL/FI BALANCED FUND)
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Capital Guardian Global Diversified Research Fund                  72,398,660.29                      20,894.93
   (FORMERLY, JNL/SELECT GLOBAL GROWTH FUND)
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Capital Guardian International Small Cap Fund                      50,472,624.30                     109,261.96
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Capital Guardian U.S. Growth Equity Fund (FORMERLY,                10,582,824.05                       7,786.12
   JNL/SELECT LARGE CAP GROWTH FUND)
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Eagle SmallCap Equity Fund                                          9,358,996.86                      17,606.10
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Franklin Templeton Global Growth                                   52,357,737.00                      48,045.00
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Franklin Templeton Income Fund                                    125,022,822.00                     104,109.00
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Franklin Templeton Mutual Shares Fund                              51,211,790.00                      40,692.00
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Franklin Templeton Small Cap Value Fund                            58,916,243.00                      24,513.00
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Goldman Sachs Mid Cap Value Fund                                  111,274,861.00                     132,257.00
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/JPMorgan International Value Fund                               1,413,329,993.47                   1,872,535.70
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/JPMorgan MidCap Growth Fund (FORMERLY, JNL/FI                      34,257,197.94                      21,910.18
   MID-CAP EQUITY FUND)
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Lazard Emerging Markets Fund                                        9,801,943.35                      20,649.35
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Lazard Mid Cap Equity Fund                                          2,374,463.07                       2,581.00
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Lazard Small Cap Equity Fund                                           28,512.72                          78.00
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Oppenheimer Global Growth Fund                                    178,220,138.00                     144,373.00
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/PPM America Core Equity Fund (FORMERLY, JNL/PUTNAM                    290,928.32                         385.00
   EQUITY FUND)(1), (2)
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/PPM America Value Equity Fund (FORMERLY, JNL/PUTNAM                65,561,150.35                      71,637.95
   VALUE EQUITY FUND) (1), (2)
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Select Balanced Fund(3)                                               15,704,198                        135,441
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/Select Value Fund(3)                                                  20,024,477                        298,672
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/T. Rowe Price Established Growth Fund                                214,406,229                        197,123
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                                    159,228,643                        165,662
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
JNL/T. Rowe Price Value Fund                                              77,766,473                         80,727
--------------------------------------------------------- ----------------------------------- ------------------------------

(1) PPM AMERICA, INC. PPM AMERICA, INC. GENERALLY SEEKS TO OBTAIN BEST EXECUTION FOR CLIENT TRANSACTIONS WITH BROKERS OR DEALERS (COLLECTIVELY, "BROKER DEALERS"), THAT IS, TO OBTAIN NOT NECESSARILY THE LOWEST COMMISSION COST OR BEST PRICE, BUT THE BEST OVERALL QUALITATIVE EXECUTION UNDER THE CIRCUMSTANCES. FACTORS THAT INFLUENCE THE MANNER IN WHICH THE ADVISER SELECTS BROKER DEALERS FOR TRADE EXECUTION INCLUDE A VARIETY OF FACTORS RELATING TO TRADE EXECUTION AND MAY INCLUDE THE AVAILABILITY OF RESEARCH PROVIDED BY THE BROKER DEALER. INFORMATION PROVIDED REPRESENTS COMMISSIONS PAID TO SUCH BROKER DEALERS. DURING THE PERIOD ABOVE, PPM AMERICA, INC. HAS NOT ENTERED INTO "SOFT DOLLAR" ARRANGEMENTS FOR THE PURCHASE OF RESEARCH FROM BROKER DEALERS WITH WHOM IT CONDUCTS CLIENT TRANSACTIONS.

(2) AS OF DECEMBER 3, 2007, PPM AMERICA, INC. REPLACED PUTNAM INVESTMENT MANAGEMENT, LLC, AS SUB-ADVISER OF THE FUND (INFORMATION SHOWN REFLECTS ACTIVITY FROM DECEMBER 3, 2007 THROUGH DECEMBER 31, 2007).

(3) WELLINGTON MANAGEMENT NEVER DIRECTS A TRADE SOLELY BECAUSE A BROKER PROVIDES THIRD-PARTY RESEARCH. THE PRIMARY AIM IN THE EXECUTION OF EVERY TRADE IS BEST PRICE AND EXECUTION. HOWEVER, ON SOME OCCASIONS, BEST PRICE AND EXECUTION MAY BE ACHIEVABLE WITH A BROKER WHO PROVIDES THIRD-PARTY RESEARCH. WELLINGTON DOES NOT ALLOCATE RESEARCH/SOFT DOLLARS AT THE TRADE LEVEL. SOFT DOLLAR TRADES ARE NOT IDENTIFIED AS SUCH ON THE INDIVIDUAL TRADE LEVEL, BUT RATHER ARE PART OF A FIRM WIDE NEGOTIATED ARRANGEMENT WITH EACH BROKER. THIS AMOUNT DOES NOT INCLUDE COMMISSIONS RELATED TO PROPRIETARY RESEARCH PROVIDED BY BROKERS ON A BUNDLED BASIS.

     Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a "Sub-Adviser"), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

     In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers' promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

     From time to time the Board of Trustees will review whether the sub-adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

     Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.

     Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. The Board has adopted procedures and all such transactions are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. The Board has adopted procedures and all such transactions are reported to and reviewed by the Trustees on a regular basis.

     There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

     During the past three fiscal years, the Funds paid the following amounts in brokerage commissions for portfolio transactions:

                                                              FISCAL YEAR         FISCAL YEAR        FISCAL YEAR
FUND                                                             ENDED                ENDED              ENDED
                                                              DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                                  2007                2006                2005
JNL/AIM International Growth Fund                                $754,212            $73,356            $192,523
JNL/AIM Large Cap Growth Fund                                     302,720            450,388             627,983
JNL/AIM Global Real Estate Fund (FORMERLY, JNL/AIM REAL                              214,022             123,617
ESTATE FUND)                                                      318,210
JNL/AIM Small Cap Growth Fund                                      54,806             74,142              70,841
JNL/Capital Guardian Global Balanced Fund                         176,029             90,411             125,412
JNL/Capital Guardian Global Diversified Research Fund             269,006            467,051           1,185,066
JNL/Capital Guardian International Small Cap Fund                 117,603                N/A                 N/A
JNL/Capital Guardian U.S. Growth Equity Fund                      257,219            253,821             265,717
JNL/Credit Suisse Global Natural Resources Fund                   393,066                N/A                 N/A
JNL/Credit Suisse Long/Short Fund                                  83,206                N/A                 N/A
JNL/Eagle Core Equity Fund                                        156,370            358,066             716,974
JNL/Eagle SmallCap Equity Fund                                    370,393            426,141             406,944
JNL/Franklin Templeton Global Growth Fund                         216,656                N/A                 N/A
JNL/Franklin Templeton Income Fund                                198,401             21,248                 N/A
JNL/Franklin Templeton Mutual Shares Fund                         249,912                N/A                 N/A
JNL/Franklin Templeton Small Cap Value Fund                        58,773             35,088              34,823
JNL/Goldman Sachs Core Plus Bond Fund                             116,571
JNL/Goldman Sachs Mid Cap Value Fund                              362,546            117,560              88,635
JNL/Goldman Sachs Short Duration Bond Fund                         30,272             25,347                 N/A
JNL/JPMorgan International Value Fund                           1,881,337          1,124,648             499,885
JNL/JPMorgan MidCap Growth Fund                                   434,231            593,533             859,240
JNL/JPMorgan U.S. Government & Quality Bond Fund                   14,875             20,145              26,483
JNL/Lazard Emerging Markets Fund                                  811,499            151,696                 N/A
JNL/Lazard Mid Cap Equity Fund                                    449,929            411,315             459,513
JNL/Lazard Small Cap Equity Fund                                  466,994            606,592             690,525
JNL/Mellon Capital Management S&P 500 Index Fund                   13,353             15,470              38,188
JNL/Mellon Capital Management S&P 400 MidCap Index Fund            35,042             16,579              22,872
JNL/Mellon Capital Management Small Cap Index Fund                 91,193             98,698              74,805
JNL/Mellon Capital Management International Index Fund             94,308             93,691             173,996
JNL/Mellon Capital Management Bond Index Fund                           0                  0                   0
JNL/Mellon Capital Management Enhanced S&P 500 Stock
     Index Fund                                                    30,564             23,962              40,572
JNL/Oppenheimer Global Growth Fund                                172,727            183,468             203,203
JNL/PAM Asia ex-Japan Fund                                         12,529                N/A                 N/A
JNL/PAM China-India Fund                                            3,409                N/A                 N/A
JNL/PIMCO Real Return Fund                                         75,771                N/A                 N/A
JNL/PIMCO Total Return Bond Fund                                  118,897             69,236              57,872
JNL/PPM America Core Equity Fund                                  230,193            295,131             389,124
JNL/PPM America High Yield Bond Fund                                    0                N/A                 N/A
JNL/PPM America Value Equity Fund                                 250,906            374,563             270,642
JNL/Select Balanced Fund                                          135,670            136,396             131,506
JNL/Select Money Market Fund                                            0                  0                   0
JNL/Select Value Fund                                             298,672            306,852             147,234
JNL/T. Rowe Price Established Growth Fund                         898,102            650,941             640,705
JNL/T. Rowe Price Mid-Cap Growth Fund                             432,956            446,672             349,367
JNL/T. Rowe Price Value Fund                                      264,921            247,138             329,523
JNL/S&P Competitive Advantage Fund                                  3,601                N/A                 N/A
JNL/S&P Dividend Income & Growth Fund                               2,335                N/A                 N/A
JNL/S&P Intrinsic Value Fund                                        3,122                N/A                 N/A
JNL/S&P Total Yield Fund                                            4,384                N/A                 N/A
JNL/S&P Moderate Retirement Strategy Fund                             419                N/A                 N/A
JNL/S&P Moderate Growth Retirement Strategy Fund                      493                N/A                 N/A
JNL/S&P Growth Retirement Strategy Fund                               688                N/A                 N/A

     During the past three fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated broker-dealers:

---------------------------------------------- -------------------- --------------------- ---------------------
                                                  PERIOD ENDED          PERIOD ENDED          PERIOD ENDED
            NAME OF BROKER/DEALER               DECEMBER 31, 2007    DECEMBER 31, 2006     DECEMBER 31, 2005
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
BNY Capital Markets, Inc.                            $15,971                     0                     0
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Chase Investment Services Corp.                           81                     0                 2,583
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
CIBC World Markets Corp.                                   0                   528                     0
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Citigroup Global Markets Inc.                              0                     0               693,782
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Credit Lyonnais SA                                    87,742                     0                     0
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Credit Suisse Securities LLC                         824,672                     0                     0
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Dresdner Kleinwort Benson North America              132,071                     0                 4,947
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Fidelity National Capital Investors Inc.               3,039                 2,044                 8,620
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Fred Alger & Co., Inc.                                49,058               593,854               850,321
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Goldman Sachs & Co.                                  650,561                   242                    44
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
J.P. Morgan Securities, Inc.                         364,588                    89                 5,021
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Lazard Freres & Co. LLC                                6,782                     0                     0
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Mellon Bank                                           10,904                     0                     0
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
National Financial Services Corp.                      4,799                 7,002                 5,573
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
OppenheimerFunds Distributor, Inc.                    21,554                   288                   603
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Pershing Advisor Solutions LLC                         7,664                     0                     0
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Pershing LLC                                          44,265                     0                     0
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Raymond James & Associates Inc.                       15,389                     0                     0
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
Spear, Leeds & Kellogg                                 2,075                     0                     0
---------------------------------------------- -------------------- --------------------- ---------------------
---------------------------------------------- -------------------- --------------------- ---------------------
T. Rowe Price Investment Services, Inc.                   63                     0                     0
---------------------------------------------- -------------------- --------------------- ---------------------

     Each of the broker-dealers listed above is (or, in the case of Goldman Sachs, was, at the time of the transactions) affiliated with the Trust through a sub-adviser.

     The percentage of the Fund's aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2007 is as follows:

------------------------------------------------ ------------------------------------------
                BROKER/DEALER                       PERCENTAGE OF AGGREGATE COMMISSIONS
------------------------------------------------ ------------------------------------------
-------------------------------------------------- -------------------------------------------
BNY Capital Markets, Inc.                                            0.14%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Chase Investment Services Corp.                                      0.00%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Credit Lyonnais SA                                                   0.75%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Credit Suisse Securities LLC                                         7.01%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Dresdner Kleinwort Benson North America                              1.12%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Fidelity National Capital Investors Inc.                             0.03%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Fred Alger & Co., Inc.                                               0.42%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Goldman Sachs & Co.                                                  5.53%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
J.P. Morgan Securities, Inc. 3.10%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Lazard Freres & Co. LLC                                              0.06%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Mellon Bank                                                          0.09%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
National Financial Services Corp.                                    0.04%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
OppenheimerFunds Distributor, Inc.                                   0.18%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Pershing Advisor Solutions LLC                                       0.07%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Pershing LLC                                                         0.38%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Raymond James & Associates Inc.                                      0.13%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
Spear, Leeds & Kellogg                                               0.02%
-------------------------------------------------- -------------------------------------------
-------------------------------------------------- -------------------------------------------
T. Rowe Price Investment Services, Inc.                              0.00%
-------------------------------------------------- -------------------------------------------

     As of December 31, 2007, the following Funds owned securities of one of the Trust's regular broker-dealers, or a publicly traded parent company of such broker-dealer:


--------------------------------------------- -------------------------------------------- ----------------------
                                                                                           VALUE OF SECURITIES
                                                                                                  OWNED
                   FUND                                      BROKER-DEALER                    (IN THOUSANDS)
--------------------------------------------- -------------------------------------------- ----------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/AIM International Growth Fund         BNP PARIBAS                                       $4,946,986
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/AIM International Growth Fund         CREDIT SUISSE GROUP                                4,963,128
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/AIM International Growth Fund         MIZUHO FINANCIAL GROUP INC.                      299,599,584
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/AIM International Growth Fund         SOCIETE GENERALE                                   2,721,366
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/AIM International Growth Fund         UBS AG                                             4,943,521
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/AIM Large Cap Growth Fund             GOLDMAN SACHS GROUP INC.                          13,852,016
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/AIM Global Real Estate Fund           MORGAN STANLEY                                       310,754
   (FORMERLY, JNL/AIM REAL ESTATE FUND)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund BANK OF AMERICA CORP.                                404,348
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund BARCLAYS BANK PLC                                    118,743
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund DEUTSCHE BANK AG                                     312,900
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund HSBC HOLDINGS PLC                                    210,500
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund ING GROEP NV                                         187,250
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund JPMORGAN CHASE & CO.                                 864,270
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund LEHMAN BROTHERS HOLDINGS INC.                        874,445
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund MACQUAIRE EQUITIES LTD                               358,140
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund MITSUBISHI SECURITIES                             63,646,699
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund NOMURA HOLDINGS INC.                              33,504,665
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund STANDARD INVESTMENT CHARTERED INC.                   154,845
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Balanced Fund WACHOVIA SECURITIES, INC.                            619,889
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian Global Diversified   WACHOVIA SECURITIES, INC.                          1,464,155
   Research Fund
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian U.S. Growth Equity   GOLDMAN SACHS GROUP INC.                           2,172,005
   Fund
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian U.S. Growth Equity   JPMORGAN CHASE & CO.                                 602,370
   Fund
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Capital Guardian U.S. Growth Equity   WACHOVIA SECURITIES, INC.                          2,464,344
   Fund
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Global Growth Fund HSBC HOLDINGS PLC                                 26,195,135
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Global Growth Fund NOMURA HOLDINGS INC.                             112,306,140
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Global Growth Fund ROYAL BANK OF SCOTLAND                             1,909,200
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Income Fund        BANK OF AMERICA CORP.                              8,252,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Income Fund        CITIGROUP INC.                                     3,271,643
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Income Fund        CREDIT SUISSE GROUP                                1,530,690
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Income Fund        GOLDMAN SACHS GROUP INC.                           2,622,580
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Income Fund        HSBC HOLDINGS PLC                                  1,894,500
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Income Fund        JPMORGAN CHASE & CO.                               3,492,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Income Fund        LEHMAN BROTHERS HOLDINGS INC.                      9,704,842
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Income Fund        MORGAN STANLEY                                     2,403,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Income Fund        ROYAL BANK OF SCOTLAND                               475,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Income Fund        WACHOVIA SECURITIES, INC.                          3,803,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Mutual Shares Fund PRUDENTIAL SECURITIES INC.                         1,248,876
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Franklin Templeton Mutual Shares Fund WACHOVIA SECURITIES, INC.                          1,020,231
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Goldman Sachs Core Plus Bond Fund     BANK OF AMERICA CORP.                             16,457,323
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Goldman Sachs Core Plus Bond Fund     BEAR STEARNS                                      17,622,016
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Goldman Sachs Core Plus Bond Fund     CITIGROUP INC.                                     4,220,578
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Goldman Sachs Core Plus Bond Fund     COUNTRYWIDE SECURITIES CORP.                      12,133,903
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Goldman Sachs Core Plus Bond Fund     CREDIT SUISSE GROUP                                9,492,344
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Goldman Sachs Core Plus Bond Fund     JPMORGAN CHASE & CO.                                 896,196
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Goldman Sachs Core Plus Bond Fund     JPMORGAN CHASE & CO.                                 864,776
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   JNL/Goldman Sachs Core Plus Bond Fund     JPMORGAN CHASE & CO.                               9,604,682
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  JNL/Goldman Sachs Core Plus Bond Fund      LEHMAN BROTHERS HOLDINGS INC.                     20,305,135
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  JNL/Goldman Sachs Core Plus Bond Fund      MERRILL LYNCH & CO. INC.                           1,992,778
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  JNL/Goldman Sachs Core Plus Bond Fund      MORGAN STANLEY                                     6,491,907
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  JNL/Goldman Sachs Core Plus Bond Fund      RESIDENTIAL FUNDING SECURITIES CORP.               4,942,618
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  JNL/Goldman Sachs Core Plus Bond Fund      ROYAL BANK OF SCOTLAND                             1,868,445
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  JNL/Goldman Sachs Core Plus Bond Fund      UBS AG                                             1,046,682
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  JNL/Goldman Sachs Core Plus Bond Fund      WACHOVIA SECURITIES, INC.                          1,691,483
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  JNL/Goldman Sachs Core Plus Bond Fund      WASHINGTON MUTUAL                                  6,752,885
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
  JNL/Goldman Sachs Short Duration Bond Fund BANK OF AMERICA CORP.                                135,184
-----------------------------------------------------------------------------------------------------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   BEAR STEARNS                                      11,722,295
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   CITIGROUP INC.                                     3,694,677
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   COUNTRYWIDE SECURITIES CORP.                       5,568,710
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   CREDIT SUISSE GROUP                               23,388,312
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   DEUTSCHE BANK AG                                     -53,532
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   GNMA                                                 607,541
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   HSBC HOLDINGS PLC                                  3,499,430
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   JPMORGAN CHASE & CO.                               6,051,380
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   LEHMAN BROTHERS HOLDINGS INC.                      8,723,696
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   MERRILL LYNCH & CO. INC.                           4,605,066
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   MORGAN STANLEY                                     2,499,720
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   RBS GREENWICH CAPITAL                              2,298,458
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   RESIDENTIAL FUNDING SECURITIES CORP.               1,517,391
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   WACHOVIA SECURITIES, INC.                            580,808
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Goldman Sachs Short Duration Bond Fund   WASHINGTON MUTUAL                                  1,193,694
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/JPMorgan U.S. Government & Quality       BANK OF AMERICA CORP.                              2,402,889
 Bond Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/JPMorgan U.S. Government & Quality       COUNTRYWIDE SECURITIES CORP.                       3,873,408
 Bond Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/JPMorgan U.S. Government & Quality       COUNTRYWIDE SECURITIES CORP.                       1,027,920
 Bond Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/JPMorgan U.S. Government & Quality       GNMA                                              19,121,614
 Bond Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/JPMorgan U.S. Government & Quality       LEHMAN BROTHERS HOLDINGS INC.                      2,521,002
 Bond Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/JPMorgan U.S. Government & Quality       MORGAN STANLEY                                       936,629
 Bond Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/JPMorgan International Value Fund        BARCLAYS BANK PLC                                  6,041,100
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/JPMorgan International Value Fund        CREDIT SUISSE GROUP                               19,555,596
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/JPMorgan International Value Fund        DAIWA SECURITIES                               1,005,947,119
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/JPMorgan International Value Fund        HSBC HOLDINGS PLC                                 13,473,625
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/JPMorgan International Value Fund        SOCIETE GENERALE                                   8,391,342
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     BANK OF AMERICA CORP.                              3,557,825
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     BARCLAYS BANK PLC                                     46,632
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     BEAR STEARNS                                       1,460,495
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     CITIGROUP INC.                                     2,935,538
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     CREDIT SUISSE GROUP                                  479,186
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     DEUTSCHE BANK AG                                   1,051,759
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     GNMA                                              10,861,279
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     GOLDMAN SACHS GROUP INC.                           1,600,021
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     HSBC HOLDINGS PLC                                  1,240,430
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     JPMORGAN CHASE & CO.                               4,705,107
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     LEHMAN BROTHERS HOLDINGS INC.                      2,404,668
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     MERRILL LYNCH & CO. INC.                           2,619,745
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     MORGAN STANLEY                                     3,286,677
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     RBS GREENWICH CAPITAL                                257,783
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     UBS AG                                               255,168
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Bond Index     WACHOVIA SECURITIES, INC.                          4,966,627
 Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Enhanced S&P   CITIGROUP INC.                                     1,031,548
 500 Stock Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Enhanced S&P   GOLDMAN SACHS GROUP INC.                             178,922
 500 Stock Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Enhanced S&P   JPMORGAN CHASE & CO.                               1,205,569
 500 Stock Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management Enhanced S&P   MERRILL LYNCH & CO. INC.                             739,657
 500 Stock Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management                CREDIT SUISSE GROUP                                3,252,252
 International Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management                UBS AG                                             4,962,070
 International Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management S&P 500        BANK OF AMERICA CORP.                              9,271,617
 Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management S&P 500        BEAR STEARNS                                         522,352
 Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management S&P 500        CITIGROUP INC.                                     7,468,280
 Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management S&P 500        GOLDMAN SACHS GROUP INC.                           4,420,998
 Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management S&P 500        JPMORGAN CHASE & CO.                               7,481,785
 Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management S&P 500        LEHMAN BROTHERS HOLDINGS INC.                      1,764,328
 Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Mellon Capital Management S&P 500        MORGAN STANLEY                                     2,347,748
 Index Fund
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Oppenheimer Global Growth Fund           BNP PARIBAS                                          932,945
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Oppenheimer Global Growth Fund           CREDIT SUISSE GROUP                                6,070,366
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Oppenheimer Global Growth Fund           HSBC HOLDINGS PLC                                 26,963,683
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Oppenheimer Global Growth Fund           SOCIETE GENERALE                                   2,196,048
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   ABN AMRO INC.                                        791,236
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   BANK OF AMERICA CORP.                              6,248,462
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   BARCLAYS BANK PLC                                  7,260,276
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   BEAR STEARNS                                      16,597,071
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   CITIGROUP INC.                                     2,790,871
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   CITIGROUP INC.                                     7,744,615
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   COUNTRYWIDE SECURITIES CORP.                       5,331,669
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   CREDIT SUISSE GROUP                                1,478,291
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   DEUTSCHE BANK AG                                   1,212,273
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   FORTIS SECURITIES, LLC                             3,793,156
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   GENERAL ELEC CAP CORP                              1,610,880
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   GNMA                                                -440,248
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   GOLDMAN SACHS GROUP INC.                           1,788,587
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   JPMORGAN CHASE & CO.                               2,799,489
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   JPMORGAN CHASE & CO.                               1,138,463
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   LEHMAN BROTHERS HOLDINGS INC.                      1,505,433
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   MERRILL LYNCH & CO. INC.                           4,558,892
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   MORGAN STANLEY                                     3,601,675
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   ROYAL BANK OF SCOTLAND                               599,558
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   UBS AG                                             7,399,178
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Real Return Fund                   WACHOVIA SECURITIES, INC.                          7,492,545
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             ANZ BANKING GROUP LTD.                             4,786,056
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             BANK OF AMERICA CORP.                              9,243,818
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             BANK OF NEW YORK MELLON CORP.                      1,088,038
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             BARCLAYS BANK PLC                                 16,080,100
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             BEAR STEARNS                                      40,040,836
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             BNP PARIBAS                                        3,731,504
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             CITIGROUP INC.                                    18,636,636
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             COUNTRYWIDE SECURITIES CORP.                       5,872,898
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             CREDIT SUISSE GROUP                                   53,615
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             DEUTSCHE BANK AG                                   3,110,919
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             FORTIS SECURITIES, LLC                             3,894,661
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             GNMA                                               2,399,689
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             GOLDMAN SACHS GROUP INC.                          20,210,788
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             HSBC HOLDINGS PLC                                  9,246,484
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             JPMORGAN CHASE & CO.                               7,571,556
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             LEHMAN BROTHERS HOLDINGS INC.                     10,869,371
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             MERRILL LYNCH & CO. INC.                          15,972,583
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             MORGAN STANLEY                                    10,088,561
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             NATIONAL AUSTRALIA CAPITAL MARKETS, LLC            1,298,636
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             ROYAL BANK OF SCOTLAND                             3,298,937
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             STATE STREET BROKERAGE SERVICES, INC.                155,161
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             UBS AG                                             1,208,454
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             WACHOVIA SECURITIES, INC.                         18,543,971
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PIMCO Total Return Bond Fund             WESTPAC BANKING CORPORATION                          899,527
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America Core Equity Fund             BANK OF AMERICA CORP.                              2,756,168
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America Core Equity Fund             CITIGROUP INC.                                     2,099,072
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America Core Equity Fund             GOLDMAN SACHS GROUP INC.                             860,200
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America Core Equity Fund             JPMORGAN CHASE & CO.                               3,058,025
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America Core Equity Fund             MERRILL LYNCH & CO. INC.                           1,814,384
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America Core Equity Fund             MORGAN STANLEY                                       531,100
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America Core Equity Fund             WACHOVIA SECURITIES, INC.                          1,791,213
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America High Yield Bond Fund         CITIGROUP INC.                                     2,574,294
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America High Yield Bond Fund         GOLDMAN SACHS GROUP INC.                           1,098,331
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America Value Equity Fund            BANK OF AMERICA CORP.                              5,425,690
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America Value Equity Fund            CITIGROUP INC.                                     5,287,424
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America Value Equity Fund            JPMORGAN CHASE & CO.                               5,360,220
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/PPM America Value Equity Fund            MERRILL LYNCH & CO. INC.                           5,389,472
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     BANK OF AMERICA CORP.                             10,277,436
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     CITIGROUP INC.                                     4,492,107
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     CREDIT SUISSE GROUP                                1,675,742
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     DEUTSCHE BANK AG                                     343,132
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     GNMA                                               7,062,777
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     GOLDMAN SACHS GROUP INC.                           1,318,378
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     HSBC HOLDINGS PLC                                    743,590
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     JPMORGAN CHASE & CO.                               3,590,260
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     LEHMAN BROTHERS HOLDINGS INC.                        485,950
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     MERRILL LYNCH & CO. INC.                             946,573
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     MORGAN STANLEY                                     5,141,079
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     RESIDENTIAL FUNDING SECURITIES CORP.               1,543,938
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Balanced Fund                     WACHOVIA SECURITIES, INC.                          3,884,947
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 BANK OF AMERICA CORP.                              8,936,192
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 BANK OF AMERICA CORP.                              7,928,218
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 BANK OF NEW YORK MELLON CORP.                         49,771
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 CALYON NORTH AMERICA INC.                          4,000,000
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 CREDIT SUISSE GROUP                               10,000,000
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 DEUTSCHE BANK AG                                   6,000,000
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 GENERAL ELEC CAP CORP                             19,927,200
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 GOLDMAN SACHS GROUP INC.                         135,484,400
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 MERRILL LYNCH & CO. INC.                           9,989,636
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 PRUDENTIAL SECURITIES INC.                        14,920,375
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 RBS GREENWICH CAPITAL                              8,000,000
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 SOCIETE GENERALE                                  10,250,000
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 TOYOTA MOTOR CREDIT                               14,856,600
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Money Market Fund                 UBS AG                                             5,000,049
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Value Fund                        BANK OF NEW YORK MELLON CORP.                      6,228,407
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Value Fund                        CITIGROUP INC.                                     1,766,400
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Value Fund                        GOLDMAN SACHS GROUP INC.                           8,752,535
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Value Fund                        JPMORGAN CHASE & CO.                               9,707,760
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Value Fund                        KELLOGG PARTNERS INSTITUTIONAL SERVICES            7,319,228
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/Select Value Fund                        MORGAN STANLEY                                     5,502,196
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Established Growth Fund    GOLDMAN SACHS GROUP INC.                           6,602,035
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Established Growth Fund    MAXIM GROUP LLC                                    2,904,856
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Established Growth Fund    MORGAN STANLEY                                     3,043,203
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Established Growth Fund    PRUDENTIAL SECURITIES INC.                         8,885,320
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Established Growth Fund    STATE STREET BROKERAGE SERVICES, INC.             16,670,360
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Established Growth Fund    T. ROWE PRICE INVESTMENT SERVICES                 29,997,115
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Mid-Cap Growth Fund        BEAR STEARNS                                          79,425
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Mid-Cap Growth Fund        HARRIS                                             3,572,760
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Mid-Cap Growth Fund        T. ROWE PRICE INVESTMENT SERVICES                 38,792,179
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Value Fund                 BANK OF AMERICA CORP.                              5,409,186
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Value Fund                 CITIGROUP INC.                                     7,289,344
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Value Fund                 JPMORGAN CHASE & CO.                               5,761,800
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Value Fund                 MERRILL LYNCH & CO. INC.                           6,871,040
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Value Fund                 MORGAN STANLEY                                     4,721,479
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Value Fund                 STATE STREET BROKERAGE SERVICES, INC.              6,828,920
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Value Fund                 SUNTRUST SECURITIES INC                            2,668,323
--------------------------------------------- -------------------------------------------- ----------------------
--------------------------------------------- -------------------------------------------- ----------------------
 JNL/T. Rowe Price Value Fund                 T. ROWE PRICE INVESTMENT SERVICES                 21,022,613
--------------------------------------------- -------------------------------------------- ----------------------

CODE OF ETHICS. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the sub-advisers and JNLD have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. The Trust's and the Adviser Codes complies, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

PROXY VOTING FOR SECURITIES HELD BY THE FUNDS. The Board of Trustees has adopted the proxy voting policy and procedure ("Policy") of the Adviser, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the Sub-Advisers, except SPIAS, which does not have a proxy voting policy, nor does SPIAS vote proxies. The Trust has adopted each of the Sub-Adviser's proxy voting policies and procedures ("Policies"). The policies and procedures (or summaries) are attached to this SAI. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Funds' Shareholders, the Adviser, or the Sub-Advisers, the Sub-Advisers will generally vote the proxies related to the companies giving rise to such conflict, and report to the Board of Trustees on such conflicts.

The Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The sub-advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The sub-advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the sub-advisers will monitor situations that may result in a conflict of interest in accordance with their policies and procedures. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available (1) without charge, upon request by calling 1-800-766-4683 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), (2) on Jackson's website at WWW.JNL.COM or Jackson NY's website at WWW.JNLNY.COM, and (3) on the Securities and Exchange Commission's website at WWW.SEC.GOV.

                       DISCLOSURE OF PORTFOLIO INFORMATION

POLICIES AND PROCEDURES

I.   INTRODUCTION

JNAM is the investment adviser to the Funds and certain non-affiliated sub-advisers conduct the day-to-day management of the Funds. Pursuant to the sub-advisers' respective "Sub-Advisory Agreements" with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. The Adviser, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the sub-advisers and the Funds. In providing this oversight function, JNAM regularly reports to the Funds' Board related to sub-adviser management, trading, and compliance functions. The Adviser does not make individual investment decisions on behalf of the Funds. The Adviser does not have a portfolio management department and does not operate a trading desk. The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services. The Funds underlie certain variable products sponsored by Jackson and Jackson NY, and are primarily sold to the separate accounts of those variable products. The Funds are also sold to participants in certain "Qualified Retirement Plans."

Certain of the Funds underlie variable products sponsored by Jackson and Jackson NY, and are primarily sold to the separate accounts of those variable products, and are also sold to participants in certain "Qualified Retirement Plans." Certain of the Funds are sold to the public as retail mutual funds.

II.  STATEMENT OF POLICY

JNAM, the Distributor, and the Funds' Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. In adopting these policies and procedures, the Funds' Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders (contractholders). The procedures are designed to control the disclosure of Fund portfolio information. These policies and procedures are intended to balance the interests of the Funds' shareholders and their access to portfolio information, with the interests of JNAM and the Distributor in the administration and management of the Funds. The Funds' Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds' portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds' portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

     A. POLICY REQUIREMENTS. In order to implement this policy, the procedures generally provide that:

          (i) Information about the Funds' portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

          (ii) Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) may not be disclosed, except as expressly authorized by the Funds' President;

          (iii) Portfolio holdings information for certain of the Funds(1) (including, but not limited to, the "Fund of Funds," "ETF Funds," "Target Funds," and "Index Funds") that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds' website one (1) day prior to the use of any printed materials; and

          (iv) Information about the Funds' portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

          The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

     B. PUBLIC DISCLOSURES. Information regarding each Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III. DISCLOSURES

In accordance with the foregoing policies, the Funds and the Distributor may periodically disclose portfolio holdings information.

     A.   PORTFOLIO OVERVIEWS.

          (i) ACTIVELY MANAGED FUNDS. The Funds and the Distributor may disclose the Funds' ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten (10) largest portfolio holdings on the Funds' website at WWW.JNL.COM or WWW.JNLNY.COM one (1) day prior to the use of any printed materials.

          (ii) INDEX FUNDS, ETF FUNDS, FUND OF FUNDS, AND TARGET FUNDS.For the Index Funds, the ETF Funds, the Fund of Funds, and the Target Funds (generally, those Funds sub-advised by Standard & Poor's Investment Advisory Services LLC and/or Mellon Capital Management Corp.), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, thirty (30) days after any of the following:

               (A)  The relevant reporting periods;

               (B)  The "Stock Selection Date"; or

               (C)  The  effective   date  of  new  money   allocations   and/or
                    rebalances.

               Provided that such disclosures are not provided to any broker-dealers on a preferential basis. The Funds will disclose such portfolio holdings on the Funds' website at WWW.JNL.COM or WWW.JNLNY.COM one (1) day prior to the use of any printed materials.

     B. SERVICE PROVIDERS. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar):

          (i) On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

          (ii) At such time as those service providers may request; and/or

          (iii) As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

     The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.

     C. OTHER DISCLOSURES. The Funds periodically provide information concerning their portfolio holdings to the Adviser's consultants, service providers, custodian, pricing vendors, and the Funds' Board in connection with transactions/services provided to, or on behalf of, the Funds. In addition to the Adviser, these service providers may include any sub-adviser, distributor, auditor, and/or legal counsel to the funds, the trustees or the service providers. Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes. Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM's Insider Trading Policies and procedures. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the Funds'
          President, in writing, and upon his/her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holding information.

     D. REGULATORY DISCLOSURES. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

     E. MONITORING PORTFOLIO HOLDINGS DISCLOSURE AND TRADING. JNAM and the Funds will monitor the personal securities transactions of their Access Persons, pursuant to their Code of Ethics. The sub-advisers and distributor have each, individually, adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.

IV.  REPORTING, RECORDKEEPING, AND EXCEPTIONS

Any exceptions to these policies and procedures authorized by the Funds' President shall be reported to the Funds' Board. The Funds' Board shall also receive annual reports concerning the operation of these policies and procedures. The Funds' Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

     An insurance company and the S&P Funds may purchase shares of the Funds at their respective net asset values, using premiums received with respect to Contracts issued by the insurance company's separate accounts. These separate accounts are funded by shares of the Trust.

     All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

     As stated in the Prospectus, the net asset value ("NAV") of a Fund's shares is determined once each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day") at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund's shares is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV of a Fund's share may also not be determined on days designated by the Trustees.

     The per share NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on the national securities exchanges, the Nasdaq National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. A Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis.

     The Trustees have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Board of Trustees, the "fair value" of securities for which a current market price is not available.

     Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets. Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally, or in a particular country or countries, may not take place on all Business Days due to differing national holidays or for other reasons. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund's NAV is not calculated.

     A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund's NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the
Trust's procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Trust's pricing procedures to be a "significant event." Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator adjusts the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value.

     For the JNL/Select Money Market Fund, securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. The net income of the JNL/Select Money Market Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     For this purpose, the net income of the JNL/Select Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of:
(a) all interest income accrued on the portfolio assets of the Fund, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

     Because the net income of the JNL/Select Money Market Fund is declared as a dividend payable in additional shares each time the Fund's net income is determined, the net asset value per share (I.E., the value of the net assets of the Fund divided by the number of shares outstanding) is expected to remain at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder's account.

     The Trust may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

           DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

DESCRIPTION OF SHARES. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund of shares. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

VOTING RIGHTS. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class of shares of a Fund, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

     In matters affecting only a particular Fund or Class of shares of a Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only that Fund or Class of shares of a Fund even though (1) the matter has not been approved by a majority vote of the shares of any other Fund or Class of shares of a Fund; or (2) the matter has not been approved by a majority vote of the shares of the Trust.


     Because shares in the Trust are sold only to Jackson, to certain qualified and non-qualified retirement plans and to regulated investment companies, Jackson and the regulated investment companies, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as "pass through" voting. Further, those shares which are owned by Jackson through its general account, as well as shares held by its separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as "echo" voting. The Agreement and Declaration of Trust for JNL Series Trust provides that thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, and that 30% of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a shareholders meeting. As a result of proportional voting the vote of a small number of contract owners could determine the outcome of a proposal subject to shareholder vote.


     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

     o    Designate a Fund of the Trust;
     o    Change the name of the Trust; or
     o Supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

SHAREHOLDER INQUIRIES. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

                                   TAX STATUS

     Each Fund  intends to qualify as a  "Regulated  Investment  Company"  under
Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). Each Fund intends to distribute taxable net investment income and capital gains to shareholders in amounts that will avoid federal income and excise tax. Furthermore, distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carryforwards. In addition, each Fund intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of annuity and life insurance contracts issued by insurance company separate accounts. If any Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, and (3) most importantly, each insurance company separate account invested therein and the variable annuity and life insurance contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for regulated investment company treatment. Furthermore, the variable annuity and life insurance contracts could also lose the tax deferral if the Fund separately failed to satisfy the diversification requirements of Section 817(h).

     The Fund reinvests all income dividends and capital gain distributions, if any, on Fund shares automatically in additional shares of the Fund, unless otherwise requested by a shareholder. The reinvestment is made at the NAV determined on the ex-dividend date, which is generally the first business day following the record date.

     Each Fund is treated as a separate corporation for purpose of the Code and, therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

                                JNL SERIES TRUST

                              FINANCIAL STATEMENTS

The financial statements of the JNL Series Trust for the period ended June 30, 2008 (unaudited) and December 31, 2007 (audited) are incorporated by reference (which means they legally are part of this SAI) from the Trust's Semi-Annual Report and Annual Report to shareholders. The Semi-Annual Report and Annual Report are available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this SAI.

                      APPENDIX A -- RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE ("MOODY'S")

SHORT-TERM ISSUE RATINGS
PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

LONG-TERM ISSUE RATINGS.
     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     WR. Withdrawn.

Moody's applies all numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS SERVICES ("S&P")

SHORT-TERM ISSUE CREDIT RATINGS.
     A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3. A small portion of speculative-grade credits, those with outstanding short-term creditworthiness, may obtain an `A-3' short-term rating (i.e., cross over to investment grade for their short-term rating). These issuers should have relatively low default risk over the near term, despite speculative grade characteristics over medium to long term.

     B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1.   A   short-term   obligation   rated   `B-1'   have   above   average
creditworthiness over the short term compared to other speculative-grade issuers, despite credit concerns over the medium to long term. They should have a combination of very strong liquidity and limited near-term event risk.

     B-2. A short-term obligation rated `B-2' has average speculative-grade creditworthiness. They should have adequate to good liquidity and may have limited near-term event risk.

     B-3. A short-term obligation rated `B-3' has weak speculative-grade creditworthiness. They may have poor to merely adequate liquidity and have significant near-term event risk.

     C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accord with the terms of the obligation;
     2.   Nature of and provisions of the obligation;
     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

     AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA. An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC. An obligation rated CC is currently highly vulnerable to nonpayment.

     C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS
SHORT-TERM ISSUE RATINGS.
     F1. Indicates the strongest capacity for the timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

     F2. Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the ratings.

     F3. Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B. Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C. Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D. Indicates actual or imminent payment default.

     Note to National Short-Term Ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+, F1, F2 and F3 may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM ISSUE RATINGS

AAA.
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A.
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB.
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB.
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B.
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C.
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D.
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.


--------

(1) The Fund of Funds, ETF Funds, Target Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund, the JNL/S&P Growth Retirement Strategy Fund, the Jackson Perspective 5 Fund, and the JNL/Mellon Capital Management International Index Fund) generally include those Funds sub-advised by Standard & Poor's Investment Advisory Services LLC and/or Mellon Capital Management Corp. The Fund of Funds, ETF Funds, Target Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

               PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES


I.   INTRODUCTION

The Funds are required to file an annual record of their respective proxy votes with the SEC by August 31st of each year on Form N-PX. The period covered by the Funds' Form N-PX filing with the SEC is July 1st through June 30th of the following year.

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients. JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

While JNAM is the investment adviser to the Funds, certain affiliated and non-affiliated sub-advisers ("Sub-Advisers") conduct the day-to-day investment management of the Funds. Pursuant to the Sub-Advisers' respective "Sub-Advisory Agreements" with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the Sub-Advisers and the Funds. JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

II.  DELEGATION TO THE SUB-ADVISERS

The Funds have delegated proxy voting responsibilities to JNAM, as the investment adviser to the Funds, and JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds' Sub-Advisers, or other third-party vendors, consistent with the policies set forth below. The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds. JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds. Therefore, except as provided below, it is JNAM's policy to delegate its proxy voting responsibility, as delegated to JNAM by the Funds' Board, to the Sub-Advisers of each Fund and to maintain substantial oversight to ensure that each Fund's Sub-Adviser has written policies that meet certain minimum standards, as follows:

A. The policies are expected to be reasonably designed to protect the best interests of the Fund.

B. JNAM expects that a Sub-Adviser's proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser's, through separate written means) should address at least the following issues:

     o The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

     o    Policies   and   procedures   relating  to  matters  that  may  affect
          substantially the rights or privileges of the holders of securities to be voted; and

     o Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

     The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Sub-Adviser's proxy voting policies, the proxy shall be cast in accordance with those policies.

C. To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM at least annually and confirm how the conflict was resolved.

D. Each Sub-Adviser is expected to deliver to JNAM, or its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

     o    Name of the issuer of the portfolio security;
     o    Exchange ticker symbol of the portfolio security;
     o    The CUSIP number of the portfolio security;
     o    The shareholder meeting date;
     o    A brief identification of the matter voted on;
     o    Whether the matter was proposed by the issuer or by a security holder;
     o    Whether the registrant cast its vote on the matter;
     o    How the registrant cast its vote; and
     o    Whether the Sub-Adviser cast its vote for or against management.

E. JNAM shall periodically report to the Funds' Board, on the Funds' proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers' proxy voting policy, and any recommended changes in the Funds' proxy voting policies, and/or any recommended changes in the third party service providers. JNAM may also provide the Funds' Board with information related to any third-party vendors used to facilitate proxy voting.

III. RESERVATION OF JNAM'S AUTHORITY AND CONFLICTS OF INTEREST

JNAM shall annually review the proxy voting policies of each Sub-Adviser, and shall provide such policies annually to the Funds' Board for review. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM shall permit a Sub-Adviser to abstain from voting. In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

o    Voting a proxy for securities held in a passively managed index fund;

o Voting a proxy for certain foreign securities with "block out" or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

o Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Further, JNAM reserves the right to vote proxies with respect to any portfolio of a Fund that is operated as "Funds of Funds" pursuant to Section 12(d)(1)(G) of the 1940 Act. Those portfolios invest solely in shares of other Funds. As a result, JNAM anticipates that all of the proposals to be voted on by the Fund of Funds portfolios will previously have been presented to the Funds' Board.

Accordingly, it is JNAM's policy to vote Fund shares held by the Fund of Funds portfolios in accordance with the recommendation of the relevant Funds' Board with respect to the proposal, provided that such proposal has been approved by a majority of the independent Managers/Trustees on the relevant Board. JNAM believes that since all of the Funds' Board comprises a majority of independent Managers/Trustees, this policy will obviate any potential conflicts of interest. JNAM will report to the Funds' Board at least annually, as set forth herein, with respect to JNAM's voting of proxies on behalf of the Fund of Funds portfolios.

IV.  FOREIGN REGULATORY REPORTING AND CONFLICTS OF INTEREST

For purposes of United Kingdom Financial Services Authority reporting and other foreign jurisdictional reporting, within the larger Prudential plc group framework to which JNAM is subject, it is noted that:

o Prudential plc does not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds' securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds ("Voting Rights");

o JNAM and/or the Sub-Advisers are free in all situations to exercise the Voting Rights independently of Prudential plc; and

o JNAM and/or the sub-advisers disregard and will disregard the interests of Prudential plc or any other Prudential group company whenever conflicts of interest arise in the exercise of the Voting Rights.

V.   RECORDKEEPING

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each reporting period ending June 30th) on Form N-PX no later than August 31st of each year. JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by JNAM and the Funds. In addition, JNAM will post this data on a public website, the address of which will be disclosed for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.


Effective August 29, 2008

SCHEDULE A

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JNAM Clients
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JNL SERIES TRUST
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JNL INVESTORS SERIES TRUST
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 JNL VARIABLE FUND LLC
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
AIM INVESTMENTS PROXY VOTING GUIDELINES

The following Proxy Voting Guidelines are applicable to all funds managed by A I M Advisors, Inc. ("AIM").(1)


INTRODUCTION


OUR BELIEF
AIM's Trustees and investment professionals expect a high standard of corporate governance from the companies in our portfolios so that AIM may fulfill its fiduciary obligation to our fund shareholders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. AIM believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, AIM considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' interests. Our voting decisions are intended to enhance each company's total shareholder value over the funds' typical investment horizon.

Proxy voting is an integral part of AIM's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of AIM's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will AIM exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.


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PROXY ADMINISTRATION


The AIM Proxy Committee consists of seven members representing AIM's Legal, Compliance and Investments departments. AIM's Proxy Voting Guidelines are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, AIM uses information gathered from our own research, company managements, AIM's portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, AIM's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, AIM gives proper consideration to the recommendations of a company's Board of Directors.


--------------------------------------------------------------------------------
IMPORTANT PRINCIPLES UNDERLYING THE AIM PROXY VOTING GUIDELINES


I.   ACCOUNTABILITY

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. AIM endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, AIM votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

The following are specific voting issues that illustrate how AIM applies this principle of accountability.

     o ELECTIONS OF DIRECTORS. In uncontested director elections for companies that do not have a controlling shareholder, AIM votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. AIM's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

          Contested director elections are evaluated on a case-by-case basis and are decided within the context of AIM's investment thesis on a company.

     o DIRECTOR PERFORMANCE. AIM withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, AIM may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, AIM may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

     o AUDITORS AND AUDIT COMMITTEE MEMBERS. AIM believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, AIM considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

     o MAJORITY STANDARD IN DIRECTOR ELECTIONS. The right to elect directors is the single most important mechanism shareholders have to promote accountability. AIM supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

     o CLASSIFIED BOARDS. AIM supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

     o SUPERMAJORITY VOTING REQUIREMENTS. Unless proscribed by law in the state of incorporation, AIM votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

     o    RESPONSIVENESS.   AIM  withholds  votes  from  directors  who  do  not
          adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

     o CUMULATIVE VOTING. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. AIM supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

     o SHAREHOLDER ACCESS. On business matters with potential financial consequences, AIM votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.


II.  INCENTIVES
AIM believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. AIM supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the fund's investment.

Following are specific voting issues that illustrate how AIM evaluates incentive plans.

     o EXECUTIVE COMPENSATION. AIM evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. AIM believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, AIM generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, AIM supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals..

     o EQUITY-BASED COMPENSATION PLANS. When voting to approve or reject equity-based compensation plans, AIM compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, AIM votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

     o EMPLOYEE STOCK-PURCHASE PLANS. AIM supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

     o SEVERANCE AGREEMENTS. AIM generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.


III. CAPITALIZATION
Examples  of  management  proposals  related to a  company's  capital  structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, AIM analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of AIM's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.


IV.  MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. AIM analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.


V.   ANTI-TAKEOVER MEASURES
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, AIM votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. AIM generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. AIM supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.  SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE
AIM generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.


VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY
The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over AIM's typical investment horizon. Therefore, AIM abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.


VIII. ROUTINE BUSINESS MATTERS
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, AIM votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, AIM votes against proposals to conduct other unidentified business at shareholder meetings.


--------------------------------------------------------------------------------
SUMMARY


These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders insight into the factors driving AIM's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, AIM may vote the shares held on a fund-by-fund basis.


--------------------------------------------------------------------------------
EXCEPTIONS


In certain circumstances, AIM may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

SHARE-LENDING PROGRAMS
One reason that some portion of AIM's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever AIM determines that the benefit to shareholders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"SHARE-BLOCKING"
Another example of a situation where AIM may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." AIM generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders of voting a specific proxy outweighs the fund's temporary inability to sell the security.

INTERNATIONAL CONSTRAINTS
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that AIM makes voting decisions for non-U.S. issuers using these Proxy Voting Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

EXCEPTIONS TO THESE GUIDELINES
AIM retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the AIM Proxy Committee deems not to be in the best interest of the funds' shareholders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.


--------------------------------------------------------------------------------
RESOLVING POTENTIAL CONFLICTS OF INTEREST

A potential conflict of interest arises when AIM votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of AIM's products, or issuers that employ AIM to manage portions of their retirement plans or treasury accounts. AIM reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders and AIM.

AIM takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, AIM may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by AIM's Proxy Voting Guidelines, AIM may vote the proxy in accordance with the predetermined Guidelines; (2) AIM may engage an independent third party to determine how the proxy should be voted; or (3) AIM may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from AIM's marketing, distribution and other customer-facing functions are precluded from becoming members of the AIM Proxy Committee.

On a quarterly basis, the AIM Funds Boards of Trustees review a report from AIM's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that AIM maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where AIM's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the AIM Proxy Committee.

PERSONAL CONFLICTS OF INTEREST. If any member of the AIM Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Committee member will inform the Committee of such conflict and will abstain from voting on that company or issue.

FUNDS OF FUNDS. Some AIM funds offering diversified asset allocation within one investment vehicle own shares in other AIM funds. A potential conflict of interest could arise if an underlying AIM fund has a shareholder meeting with any proxy issues to be voted on, because AIM's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.


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POLICIES AND VOTE DISCLOSURE


A copy of these Proxy Voting Guidelines and the voting record of each AIM fund are available on our web site, WWW.AIMINVESTMENTS.COM. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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FOOTNOTES

1. AIM funds not managed by A I M Advisors, Inc., are governed by the proxy voting policies of their respective advisers.

To see the Proxy Voting Guidelines applicable to the AIM TRIMARK ENDEAVOR FUND, the AIM TRIMARK FUND or the AIM TRIMARK SMALL COMPANIES FUND, click HERE.

To see the Proxy Voting Guidelines applicable to the AIM INTERNATIONAL TOTAL RETURN FUND, click HERE.

To see the Proxy Voting Guidelines applicable to the AIM JAPAN FUND, click HERE.

To see the Proxy Voting Guidelines applicable to the AIM CHINA FUND, click HERE.

To see the Proxy Voting Guidelines applicable to the AIM LIBOR ALPHA FUND, the AIM FLOATING RATE FUND, the AIM GLOBAL REAL ESTATE Fund, the AIM INTERNATIONAL CORE EQUITY FUND, the AIM REAL ESTATE FUND, the AIM S&P 500 INDEX FUND, the AIM SELECT REAL ESTATE FUND, the AIM STRUCTURED CORE FUND, the AIM STRUCTURED GROWTH FUND, the AIM STRUCTURED VALUE FUND, the AIM V. I. GLOBAL REAL ESTATE FUND, or the AIM V.I. INTERNATIONAL CORE EQUITY FUND, click HERE.

                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES


POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

o CORPORATE GOVERNANCE. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

o CAPITAL STRUCTURE. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

o STOCK-RELATED COMPENSATION PLANS. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology. o CORPORATE SOCIAL RESPONSIBILITY. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's indirect parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

EFFECTIVE DATE

This policy is effective as of November 21, 2007.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC
                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                         CREDIT SUISSE CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("Credit Suisse") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse's clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     Credit Suisse is the part of the asset management business of Credit Suisse one of the world's leading banks. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients' accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse's clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter. Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

o    a copy of the Policy;
o    a copy of each proxy statement received on behalf of Credit Suisse clients;
o    a record of each vote cast on behalf of Credit Suisse clients;
o a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
o a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response. Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations. Disclosure

     Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law. Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY
     Operational Items

     Adjourn Meeting
          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements
          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws
          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting
          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable. Ratify Auditors Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections
          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting
          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection
          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors
          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)
          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors
          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent. Term Limits Generally vote against shareholder proposals to limit the tenure of outside directors. Proxy Contests

     Voting on Director Nominees in Contested Elections
          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent
          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting
          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting
          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations
          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent
          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)
          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent
          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings
          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements
          Proposals  to  require  a  supermajority   shareholder  vote  will  be
          determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights
          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases
          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales
          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities
          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization
          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts
          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company
          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures
          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions
          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements
          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans
          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization
          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits
          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs
          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals
          Vote  case-by-case  on  shareholder   proposals  seeking  to  maximize
          shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock
          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization
          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock
          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan
          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights
          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock
          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization
          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits
          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs
          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends
         Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock
          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation
          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash
          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans
          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options
          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals
          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)
          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans
          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay
          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals
          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing
          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes
          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

June 5, 2007

                         CREDIT SUISSE ASSET MANAGEMENT


                           CORPORATE GOVERNANCE POLICY


       PRINCIPLES, ENGAGEMENT PRACTICES & VOTING POLICIES FOR UK COMPANIES

                                   PRINCIPLES



1. Credit Suisse Asset Management's (CSAM) objective is to invest our customers' assets in a manner most likely to enhance and protect their long-term economic interests in accordance with their Benchmark Guidelines and within their risk parameters.

2. In our experience this is most likely to be achieved by investing in companies with good corporate governance practices. These principles are conducive to the management of companies in the long-term interests of shareholders.

3. For this reason compliance with the `Combined Code on Corporate Governance' (Combined Code), which came into force on 1 November 2003, is an integral part of our UK Equity Investment and Research Process.

4. When analysing a Company we seek to apply the principles of the `Combined Code' rather than apply a rigid rubric in all situations. The `Combined Code' itself does not seek to set out a single set of rules for all occasions, for example permitting different practices for smaller companies. "IT IS RECOGNISED THAT DEPARTURE FROM THE CODE MAY BE JUSTIFIED IN PARTICULAR CIRCUMSTANCES" (Preamble, Paragraph 5). We look to the substance rather than the form of the `Combined Code' whilst supporting its general principles.

     In particular we believe:

     i) Central to good corporate governance is the principle that the Board of a Company is responsible for its direction and management and is accountable to shareholders for earning an economic return on its share capital.

     ii) No one person or group should dominate a Board to the exclusion of others so that it becomes unbalanced. "THE BOARD SHOULD INCLUDE A BALANCE OF EXECUTIVE AND NON-EXECUTIVE DIRECTORS (AND IN PARTICULAR INDEPENDENT NON-EXECUTIVE DIRECTORS) SUCH THAT NO INDIVIDUAL OR SMALL GROUP OF INDIVIDUALS CAN DOMINATE THE BOARD'S DECISION TAKING". (Combined Code, Section 1. A3).

     iii) The practical expression of the rights of shareholders is expressed through their equal voting rights. This is evident, in particular, in their voting on the election of directors and their remuneration, the issuance of new equity and the adoption of the Accounts.

     iv) The long-term economic interests of shareholders guide our voting policy.

     It has been CSAM's experience in the past that these aims have been consistent with good corporate governance practice.

                                   ENGAGEMENT


It is our aim and policy to meet the Management of all the UK Companies in which we invest on behalf of our clients. At these private meetings a wide range of issues are discussed with Management, including Corporate Governance. We encourage Company Directors to `comply or explain' in Corporate Governance matters. Where a Company breaches the Combined Code we seek a reasoned explanation before deciding on a course of action in the light of all the circumstances. As the Code states in its Preamble (5) `departure from the provisions of the Code may be justified in particular circumstances'. Where, however, there is a serious breach which we cannot resolve in a frank dialogue with the Board we have three choices:

     i) Look to combine with other institutional shareholders to increase pressure on the Board.

     ii)  Publicly vote against the Board's Policy at a Shareholders' meeting.

     iii) Sell the shares - as a last resort.

Our preference remains for a process of constructive engagement on Corporate Governance with the Companies in which we invest on behalf of our clients.


REPORTING TO CLIENTS
Usually we report to our clients Quarterly. On these occasions we give an account of our stewardship of our Clients' assets including notification of how we have voted our Clients' shares. In particular explanation is given where we have voted against Management or Abstained. In addition we may give information of ongoing discussion with Company Management where this is not prejudicial to the outcome.

CONFLICT OF INTEREST
CSAM's objective remains to maximise investment returns for our clients in accordance with their Benchmark Guidelines and risk parameters. Therefore, all investment decisions and Corporate Governance activity are carried out by CSAM independently of any other Credit Suisse Group activities.

                                 VOTING POLICIES


1. Shareholder voting is a key part of the interaction we have with companies in which we invest on behalf of clients. CSAM believes that voting rights are central to shareholders' rights of ownership of a company, but they are not usually the first expression of those rights. The first interaction with a company is likely to be a one on one meeting with Management following in-depth research by CSAM's analysts.

2. As with Corporate Governance matters generally CSAM voting policies follow a set of principles rather than a narrowly defined or simple set of rules for all occasions. Consistent with following the substance rather than the form of the "Combined Code on Corporate Governance" we abjure a box-ticketing approach to voting shares at Company AGMs and EGMs.

CSAM's Voting Principles may be expressed as follows:

     i) CSAM expects to vote at all shareholder meetings of UK Companies on behalf of its clients, who permit us to do so. We also vote shares of Overseas Companies where this is authorised and possible without penalty.

     ii) Our principle is to vote in the best economic interests of our shareholder clients. We, therefore, vote in favour of proposals to enhance shareholder value and against those we judge will have the opposite effect. On routine matters we expect to vote in support of company management.

     iii) We recommend a balanced Board of Directors with no one individual in a position to exert undue influence on the fortunes of the company. The presence of strong independent Non-Executive Directors we regard as helpful in achieving this objective.

     iv) In normal circumstances Executive Directors' service contracts should extend no longer than 12 months.

     v) Directors' remuneration should be fair and reasonable given the nature of the job, the skills required, comparability with similar positions and the performance achieved. Performance hurdles should be relevant, realistic and challenging. There should be neither re-testing of performance targets nor re-pricing of shareholder options. We do not support non-contracted payments for failed management.

     vi) Directors should submit themselves for election by shareholders in the year of appointment and at regular intervals thereafter in accordance with the Company's Articles of Association.

     vii) All Shareholders should be treated equally. We do not normally support restrictive voting rights.

     viii) We do not support measures which significantly dilute shareholders' pre-emption rights on the issuance of new equity.

3. Voting is an important right of shareholders which CSAM is committed to exercise, in accordance with guidelines agreed with the client. At each reporting period we would expect to provide details of how we have voted clients' shares. Where we are considering voting against the recommendations of Management we would normally communicate this fact to the Directors prior to the Shareholders' Meeting. We would then seek to resolve our difference of view either alone or with other like-minded shareholders. Voting against Company Management would, therefore, be seen as a last rather than a first resort. This policy remains consistent with our belief that we manage shareholdings in trust for our clients, and vote them only in their best long-term interests.

[GRAPHIC OMITTED][GRAPHIC OMITTED]


                       CSAM LONDON PROXY VOTING GUIDELINES

Credit Suisse Asset Management has adopted the following procedures and policies for the handling of proxies for portfolio securities owned by CSAM clients where voting authority has been delegated to CSAM:

I.   Compensation Related Matters

     A.   The following proposals will be voted "For":

          1. Renewal of existing, and authorization of new stock option plans, stock award plans and other compensation programs provided all plans do not result in total future dilution by more than 10% of the outstanding common stock.

          2. Amendments to existing stock option plans, including those which would enable the option holder to pay all or part of the option exercise price by surrendering shares of the company's stock.

          3.   Authorization of other employee benefit plans.

     B.   The following proposals will be voted "Against":

          1. Proposals by shareholders to limit compensation, pension benefits or other employee benefits except that, if the portfolio manager believes such voting would not be in the best interests of the client or (in the case of UK clients) would be contrary to the NAPF's suggested voting policies, the question will be referred to CSAM's Proxy Voting Committee.

          2.   Proposals to authorize significant loans to officers.

          3.   "Golden Parachute" severance benefits.

     C. The voting on all other compensation proposals will be in accordance with management's recommendations, except that if the portfolio manager believes such voting would not be in the best interests of the client or (in the case of UK clients) would be contrary to the NAPF's suggested voting policies, the question will be referred to CSAM's Proxy Voting Committee.

II.  Non-Compensation Related Matters

     A.   Proposals by Management

          1. The following proposals by management will be voted "For" except that, if the portfolio manager believes such voting would not be in the best interests of the client or (in the case of UK clients) would be contrary to the NAPF's suggested voting policies, the question will be referred to CSAM's Proxy Voting
               Committee:

[GRAPHIC OMITTED][GRAPHIC OMITTED]

               a.   Election of Directors

               b.   Ratification of Auditors

               c.   Increase in authorized shares or funded debt

               d. Reincorporation or other reorganization or merger into a holding company

               e.   Stock splits, stock dividends

               f.   Repurchases of company's own stock

               g.   Change in the number and terms of Directors

               h.   Changes in staggered terms of Directors

               i.   Elimination of pre-emptive rights

               j. Stockholder proposals that relate to the above and are supported by management

               k.   Other   amendments  of  charter   documents  which  are  not
                    discussed in the following section

          2.   The following proposals of management will be voted "Against":

               a.   Supermajority voting provisions

               b.   "Blank-Check" preferred stock and poison pills

               c.   Two classes of shares with different voting rights

               d. "Fair Price" amendments except those that consider only a two year price history and are not accompanied by other antitakeover measures

               e. Considerations of non-financial factors, including effect on constituencies other than shareholders, in making decisions (e.g. regarding takeovers)

               f. Elimination of or limitation on shareholder rights (e.g. elimination of pre-emptive rights, action by written consent, ability to call meetings or remove directors) except that if the portfolio manager believes such voting would not be in the best interests of the client or (in the case of UK clients) would be contrary to the NAPF's suggested voting policies, the question will be referred to CSAM's Proxy Voting Committee

               g.   Other anti-takeover provisions.

[GRAPHIC OMITTED][GRAPHIC OMITTED]


          3. The voting on all other items proposed by management will be voted "For", except that if the portfolio manager believes such voting would not be in the best interests of the client or (in the case of UK clients) would be contrary to the NAPF's suggested voting policies, the question will be referred to CSAM's Proxy Voting Committee.

     B.   Proposals by Shareholders

          1. The following proposals of shareholders will be voted "Against" unless supported by management except that if the portfolio manager believes such voting would not be in the best interests of the client client or (in the case of UK clients) would be contrary to the NAPF's suggested voting policies, the question will be referred to CSAM's Proxy Voting Committee:

               a.   Changes in or disclosure of the following:

                    *    Charity, civic or educational issues
                    *    Political contributions and activity
                    *    Fees paid to law firms or consultants
                    *    The firm's government contracts
                    *    Date or place of annual meetings
                    *    Internal employment practices
                    *    Other internal procedures

               b. Requests that the firm terminate operations or research in an area.

               c. Changes in, or restrictions on, the Board of Directors, including the following:

               *    Staggered  board  issues  (classified  board)
               *    Minimum or maximum terms for board members
               *    Minimum stock ownership by board members

               d.   Pre-emptive rights

               e.   Cumulative voting

          2.   The following proposals of shareholders will be voted "For":

               a. Prohibition of "greenmail" payment, "golden parachutes," and "poison pills".

               b.   Adoption of the Sullivan Principles

               c.   Adoption of confidential voting.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

               d. Requests to bring to vote or rescind any of the various anti- takeover actions discussed in Section II A2.

          3.   The  following   proposals  of  shareholders  will  be  voted  in
               accordance with  management,  except where directed by clients of
               CSAM:

               a.   Proposals on investment in South Africa

               b.   Proposals on investment in Northern Ireland

               c.   Affirmative action proposals

               d.   Animal testing issues

               e.   Nuclear power or weapons proposals

               f.   Third world marketing or debt issues

               g.   Other political and environment issues as they arise

          4. The voting on all other items proposed by shareholders will be voted in accordance with management's recommendations except that if the portfolio manager believes such voting would not be in the best interests of the client, the question will be referred to CSAM's Proxy Voting Committee.

III. Authority of Proxy Voting Committee

     CSAM's Proxy Voting Committee is authorized to decide how a client's portfolio securities should be voted whenever such a question is referred to that Committee under these guidelines. In the case of UK clients, the Committee will take into account but will not be bound by proxy voting guidelines issued by NAPF. Copies of these guidelines are available from members of the Committee.


30th June 2000

                          EAGLE ASSET MANAGEMENT, INC.

                       PROXY VOTING POLICY AND GUIDELINES

     The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients' assets.

     Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients' positions.

     We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

     The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. A list of Eagle's detailed voting guidelines is attached as APPENDIX A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

     If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.   DIRECTORS AND AUDITORS

          Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

          We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App. R8)

II.  CORPORATE GOVERNANCE

          In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

     A. CONFIDENTIAL VOTING. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

     B. GREENMAIL. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

     C. INDEMNIFICATION OF DIRECTORS. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

     D.   CUMULATIVE VOTING RIGHTS.  We usually support  cumulative voting as an
          effective  method  of  guaranteeing   minority   representation  on  a
          board.(App N17, S24)

     E. OPT OUT OF DELAWARE. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

     F. INCREASES IN COMMON STOCK. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

          Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

     A. FAIR PRICE AMENDMENTS. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

     B. CLASSIFIED BOARDS. We generally oppose classified boards because they limit shareholder control. (App N4)

     C. BLANK CHECK PREFERRED STOCK. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

     D.   SUPERMAJORITY  PROVISIONS.  We  usually  oppose   supermajority-voting
          requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

     E. GOLDEN PARACHUTES. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

     F. POISON PILLS. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

     G. REINCORPORATION. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

     H. SHAREHOLDER RIGHTS. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)


     Eagle generally votes on other corporate governance issues as follows:

     A. OTHER BUSINESS. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

     B. DIFFERENTIAL VOTING RIGHTS. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

     C. DIRECTORS-SHARE OWNERSHIP. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App
          S5)

     D. INDEPENDENT DIRECTORS. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

     E.   PREEMPTIVE   RIGHTS.  We  generally  vote  against  preemptive  rights
          proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

     F. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)


III. COMPENSATION AND STOCK OPTION PLANS

          We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

          With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.  SOCIAL ISSUES

          Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management's recommendations on social issue proposals. (App S40--S65)

          Examples of proposals in this category include:
          1. Anti - Abortion.
          2. Affirmative Action.
          3. Animal Rights.
               a. Animal Testing.
               b. Animal Experimentation.
               c. Factory Farming.
          4. Chemical Releases.
          5. El Salvador.
          6. Environmental Issues.
               a. CERES Principles.
               b. Environmental Protection.
          7. Equal Opportunity.
          8. Discrimination.
          9. Government Service.
          10. Infant Formula.
          11. Israel.
          12. Military Contracts.
          13. Northern Ireland.
               a. MacBride Principles.
          14. Nuclear Power.
               a. Nuclear Waste.
               b. Nuclear Energy Business.
          15. Planned Parenthood Funding.
          16. Political Contributions.
          17. South Africa.
               a. Sullivan Principles.
          18. Space Weapons.
          19. Tobacco-Related Products.
          20. World Debt.

VII. CONFLICTS OF INTEREST

     Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle's, or the affiliate's, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle's proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle's Guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.


VIII. RECORD KEEPING


     The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

     >>   Copy of each proxy statement received.
     >>   Record of each vote cast.
     >> Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
     >> Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
     >> Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

ATTACHED IS APPENDIX A WHICH DETAILS EAGLE'S PROXY VOTING GUIDELINES FOR ROUTINE, NON-ROUTINE AND NON-ROUTINE SHAREHOLDER PROPOSALS.

                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES


RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.   The issuer is a client(1) of Investment Manager or its affiliates;

2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);(2)

4. An Access Person(3) of Investment Manager or its affiliates also serves as a director or officer of the issuer;

5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member(4) of such director or trustee, also serves as an officer or director of the issuer; or

6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment
Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15. At least annually, the Proxy Group will verify that: o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines; o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager; o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and o Timely filings were made with applicable regulators related to proxy voting. The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to:
     Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at WWW.FRANKLINTEMPLETON.COM and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.COM no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.CA no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.


As of January 2, 2008



(1) For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

(2) The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

(3) "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

(4) The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

                         FRANKLIN ADVISORY SERVICES, LLC

                       PROXY VOTING POLICIES & PROCEDURES


RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisory Services, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client
(including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS
All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

     1.   The issuer is a client(1) of Investment Manager or its affiliates;

     2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

     3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);(2)

     4. An Access Person(3) of Investment Manager or its affiliates also serves as a director or officer of the issuer;

     5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member(4) of such director or trustee, also serves as an officer or director of the issuer; or

     6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment
Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

     1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

     2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

     3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

     4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

     5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

     6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

     8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

     9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

     10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

     11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

     13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

     14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     15.  At least annually, the Proxy Group will verify that:

          o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;
          o    Each  proxy or  sample  of  proxies  received  has been  voted in accordance with the instructions of the Investment Manager;
          o    Adequate   disclosure   has  been  made  to   clients   and  fund
               shareholders about the procedures and how proxies were voted; and
          o Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at WWW.FRANKLINTEMPLETON.COM and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.COM no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.CA no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.


As of January 2, 2008


(1) For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

(2) The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

(3) "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

(4) The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

                          FRANKLIN MUTUAL ADVISERS, LLC

                       PROXY VOTING POLICIES & PROCEDURES


RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client
(including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS
All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.   The issuer is a client(1) of Investment Manager or its affiliates;

2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);(2)

4. An Access Person(3) of Investment Manager or its affiliates also serves as a director or officer of the issuer;

5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member(4) of such director or trustee, also serves as an officer or director of the issuer; or

6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment
Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15. At least annually, the Proxy Group will verify that: o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines; o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager; o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and o Timely filings were made with applicable regulators related to proxy voting. The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to:
     Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at WWW.FRANKLINTEMPLETON.COM and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.COM no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.CA no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.


As of January 2, 2008

(1) For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

(2) The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

(3) "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

(4) The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

                                                                    OCTOBER 2003

                         GOLDMAN SACHS ASSET MANAGEMENT

                             POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management ("GSAM") has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

*For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors.

As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview

While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity
Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process.

Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team.

Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts. As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services. GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

APPENDIX A

ISS STANDARD PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.   AUDITORS

Vote FOR proposals to ratify auditors,  unless any of the following apply:

__ An auditor has a financial interest in or association with the company, and is therefore not independent,

__ Fees for non-audit  services are excessive,  or

__ There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

A.   VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B.   CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

C.   INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.


D.   MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

A.   SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

B.   SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C.   SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

D.   CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E.   CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


4.   PROXY CONTESTS

A.   VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B.   REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.   POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.


8.   CAPITAL STRUCTURE

A.   COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B.   DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

__ It is intended for financing purposes with minimal or no dilution to current shareholders

__ It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A.   MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

__ Historic trading patterns

__ Rationale for the repricing

__ Value-for-value exchange

__ Option vesting

__ Term of the option

__ Exercise price

__ Participation

B.   EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee  stock  purchase  plans where all of the following  apply:

__ Purchase price is at least 85 percent of fair market value;

__ Offering period is 27 months or less; and

__ Potential voting power dilution is ten percent or less. Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C.   SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                INVESCO PERPETUAL


                         POLICY ON CORPORATE GOVERNANCE


1.   INTRODUCTION

     INVESCO PERPETUAL (IP) has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the US Department of Labour Interpretive Bulletins.


2.   RESPONSIBLE VOTING

     IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

     IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.

     One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix i - Voting on non-UK/European shares)

     IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:

     i)   To protect the rights of its clients

     ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

     iii) To protect the long-term value of its clients' investments.

     It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

     IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.


     Note: Share Blocking

     Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

3.   VOTING PROCEDURES

     IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.

     IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

     IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). If a stock is on loan and therefore cannot be voted, it will not necessarily be recalled in instances where we would vote with management. Individual IP Fund Managers enter securities lending arrangements at their own discretion and where they believe it is for the potential benefit of their investors.

4.   DIALOGUE WITH COMPANIES

     IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.

     Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

     o    Nomination and audit committees
     o    Remuneration committee and directors' remuneration
     o    Board balance and structure
     o    Financial reporting principles
     o    Internal control system and annual review of its effectiveness
     o    Dividend and Capital Management policies

5.   NON-ROUTINE RESOLUTIONS AND OTHER TOPICS

     These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).

     Apart  from  the  three   fundamental   voting  objectives  set  out  under
     `Responsible   Voting'  above,   considerations  that  IP  might  apply  to
     non-routine proposals will include:

     i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing
     ii)  What other companies have done in response to the issue
     iii) Whether implementation would achieve the objectives sought in the proposal
     iv)  Whether the matter is best left to the Board's discretion.

6.   EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS

     IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.

7.   DISCLOSURE

     On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that (i) in IP's discretion, to do so does not conflict with the best interests of other clients and (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.

     Note: The record of votes will reflect the voting instruction of the relevant Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.


                                   APPENDIX I

                        VOTING ON NON-UK/EUROPEAN SHARES


     When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:

     - the likely impact of voting on management activity, versus the cost to the client

     - the portfolio management restrictions (e.g. share blocking) that may result from voting

     -    the preferences, where expressed, of clients

     Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.

     SHARE BLOCKING

     Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

                            [INVESCO GRAPHIC OMITTED]


                              PROXY VOTING POLICIES


                                       AND


                                   PROCEDURES


                                                                   April 1, 2006

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.




                              PROXY VOTING POLICIES


VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3)  report  any  contacts  from  outside   parties   (other  than  routine
          communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST


PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     o Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     o Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     o Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.


                           ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION


     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                             _________________________Print Name



_________________________Date                _________________________Signature

[JPMorgan Asset Management GRAPHIC OMITTED]


                               Global Proxy Voting
                            Procedures and Guidelines


                                  2007 Edition

                                  April 1, 2007

                            TABLE OF CONTENTS- GLOBAL


PART I:      JPMORGAN ASSET MANAGEMENT GLOBAL PROXY-VOTING PROCEDURES

A.   OBJECTIVE...........................................................3
B.   PROXY COMMITTEE.....................................................3
C.   THE PROXY VOTING PROCESS............................................3-4
D.   MATERIAL CONFLICTS OF INTEREST......................................5
E.   ESCALATION OF MATERIAL CONFLICTS OF INTEREST........................5
F.   RECORDKEEPING.......................................................6
     EXHIBIT A...........................................................6

PART II:     JPMORGAN ASSET MANAGEMENT GLOBAL PROXY-VOTING GUIDELINES

A.   NORTH AMERICA.......................................................8-23
     Table of Contents...................................................9-10
     Guidelines..........................................................11-23

B.   EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA......24-35
     Table of Contents...................................................25
     Guidelines..........................................................26-35

C.   ASIA (EX-JAPAN).....................................................36-44
     Table of Contents...................................................37
     Guidelines..........................................................38-44

D.   JAPAN...............................................................45-46

PART I: JPMORGAN ASSET MANAGEMENT GLOBAL PROXY VOTING PROCEDURES


A.   OBJECTIVE

     As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMAM Entity" and collectively as "JPMAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. (1)

     These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.   PROXY COMMITTEE

     To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The ProxyCommittee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.   THE PROXY VOTING PROCESS (2)

     JPMAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMAM investment professionals with public companies' proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). (1) 1. Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group's proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavorial Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM. (2)The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.


C.   THE PROXY VOTING PROCESS - CONTINUED

     Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     Each  JPMAM  Entity  appoints  a  JPMAM  professional  to  act  as a  proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

     In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


     IN THE EVENT A JPMAM INVESTMENT PROFESSIONAL MAKES A RECOMMENDATION IN CONNECTION WITH AN OVERRIDE, THE INVESTMENT PROFESSIONAL MUST PROVIDE THE APPROPRIATE PROXY ADMINISTRATOR WITH A WRITTEN CERTIFICATION ("CERTIFICATION") WHICH SHALL CONTAIN AN ANALYSIS SUPPORTING HIS OR HER RECOMMENDATION AND A CERTIFICATION THAT HE OR SHE (A) RECEIVED NO COMMUNICATION IN REGARD TO THE PROXY THAT WOULD VIOLATE EITHER THE J.P. MORGAN CHASE ("JPMC") SAFEGUARD POLICY (AS DEFINED BELOW) OR WRITTEN POLICY ON INFORMATION BARRIERS, OR RECEIVED ANY COMMUNICATION IN CONNECTION WITH THE PROXY SOLICITATION OR OTHERWISE THAT WOULD SUGGEST THE EXISTENCE OF AN ACTUAL OR POTENTIAL CONFLICT BETWEEN JPMAM'S INTERESTS AND THAT OF ITS CLIENTS AND (B) WAS NOT AWARE OF ANY PERSONAL OR OTHER RELATIONSHIP THAT COULD PRESENT AN ACTUAL OR POTENTIAL CONFLICT OF INTEREST WITH THE CLIENTS' INTERESTS.

D.   MATERIAL CONFLICTS OF INTEREST

     The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

     Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM's voting decision.

E.   ESCALATION OF MATERIAL CONFLICTS OF INTEREST

     When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

     Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

     o    removing certain JPMAM personnel from the proxy voting process;

     o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

     o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

     o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

     The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.   RECORDKEEPING

     JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

     o    a copy of the JPMAM Proxy Voting Procedures and Guidelines;

     o    a copy of each proxy statement received on behalf of JPMAM clients;

     o    a record of each vote cast on behalf of JPMAM client holdings;

     o a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

     o a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

     o a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

     It should be noted that JPMAM reserves the right to use the services of the
     Independent   Voting  Service  to  maintain  certain  required  records  in accordance with all applicable regulations.


                                    EXHIBIT A

     JPMorgan Investment Advisors Inc.
     JPMorgan Chase Bank , NA
     J.P. Morgan Asset Management (UK) Limited
     J.P. Morgan Investment Management Inc.
     JF Asset Management Limited
     JF Asset Management (Singapore) Limited
     JF International Management Inc.
     Security Capital Research & Management Incorporated

PART II: PROXY VOTING GUIDELINES


JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of
(1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.



In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

PART II.A: NORTH AMERICA PROXY VOTING

PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS

1. UNCONTESTED DIRECTOR ELECTIONS............................................11

2. PROXY CONTESTS............................................................11
a. Election of Directors.....................................................11
b. Reimburse Proxy Solicitation Expenses.....................................11

3. RATIFICATION OF AUDITORS..................................................12

4. PROXY CONTEST DEFENSES.................................................13-14
a. Board Structure: Staggered vs. Annual Elections...........................13
b. Shareholder Ability to Remove Directors...................................13
c. Cumulative Voting.........................................................13
d. Shareholder Ability to Call Special Meeting...............................14
e. Shareholder Ability to Act by Written Consent.............................14
f. Shareholder Ability to Alter the Size of the Board........................14

5. TENDER OFFER DEFENSES..................................................14-15
a. Poison Pills..............................................................14
b. Fair Price Provisions.....................................................14
c. Greenmail.................................................................14
d. Unequal Voting Rights.....................................................14
e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws.....14
f. Supermajority Shareholder Vote Requirement to Approve Mergers.............15

6. MISCELLANEOUS BOARD PROVISIONS.........................................15-16
a. Separate Chairman and CEO Positions.......................................15
b. Lead Directors and Executive Sessions.....................................15
c. Majority of Independent Directors.........................................15
d. Stock Ownership Requirements..............................................15
e. Term of Office............................................................16
f. Director and Officer Indemnification and Liability Protection.............16
g. Board Size.................................................................6
h. Majority Vote Standard....................................................16

7. MISCELLANEOUS GOVERNANCE PROVISIONS....................................16-17
a. Independent Nominating Committee..........................................16
b. Confidential Voting.......................................................16
c. Equal Access..............................................................16
d. Bundled Proposals.........................................................16
e. Charitable Contributions..................................................16
f. Date/Location of Meeting..................................................16
g. Include Nonmanagement Employees on Board..................................17
h. Adjourn Meeting if Votes are Insufficient.................................17
i. Other Business............................................................17
j. Disclosure of Shareholder Proponents......................................17

8. CAPITAL STRUCTURE......................................................17-18
a. Common Stock Authorization................................................17
b. Stock Distributions: Splits and Dividends.................................17
c. Reverse Stock Splits......................................................17
d. Blank Check Preferred Authorization.......................................17
e. Shareholder Proposals Regarding Blank Check Preferred Stock...............17
f. Adjustments to Par Value of Common Stock..................................17
g. Restructurings/Recapitalizations..........................................18
h. Share Repurchase Programs.................................................18
i. Targeted Share Placements.................................................18

PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS

9. EXECUTIVE AND DIRECTOR COMPENSATION......................................8-20
a. Stock-based Incentive Plans..............................................8-19
b. Approval of Cash or Cash-and-Stock Bonus Plans.............................19
c. Shareholder Proposals to Limit Executive and Director Pay..................19
d. Golden and Tin Parachutes..................................................19
e. 401(k) Employee Benefit Plans..............................................19
f. Employee Stock Purchase Plans..............................................19
g. Option Expensing...........................................................19
h. Option Repricing...........................................................19
i. Stock Holding Periods......................................................19
j. Transferable Stock Options.................................................20

10.INCORPORATION..............................................................20
a. Reincorporation Outside of the United States...............................20
b. Voting on State Takeover Statutes..........................................20
c. Voting on Reincorporation Proposals........................................20

11.MERGERS AND CORPORATE RESTRUCTURINGS.......................................20
a. Mergers and Acquisitions...................................................20
b. Nonfinancial Effects of a Merger or Acquisition............................20
c. Corporate Restructuring....................................................20
d. Spin-offs..................................................................20
e. Asset Sales................................................................20
f. Liquidations...............................................................20
g. Appraisal Rights...........................................................20
h. Changing Corporate Name....................................................20

12.SOCIAL AND ENVIRONMENTAL ISSUES..........................................1-22
a. Energy and Environment.....................................................21
b. Northern Ireland...........................................................21
c. Military Business..........................................................21
d. International Labor Organization Code of Conduct...........................21
e. Promote Human Rights in China, Nigeria, and Burma..........................21
f. World Debt Crisis..........................................................22
g. Equal Employment Opportunity and Discrimination............................22
h. Animal Rights..............................................................22
i. Product Integrity and Marketing............................................22
j. Human Resources Issues.....................................................22
k. Link Executive Pay with Social and/or Environmental Criteria...............22

13.FOREIGN PROXIES............................................................22

14.PRE-SOLICITATION CONTACT................................................22-23

PART II.A: NORTH AMERICA GUIDELINES

1.   UNCONTESTED DIRECTOR ELECTIONS

     Votes on director nominees should be made on a CASE-BY-CASE (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or adopted or renewed apoison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption.

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

     6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

     7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.

     8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a - Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

     9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company's internal controls.

     10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

     11) Vote CASE BY CASE for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Until the SEC can review the issue of shareholder access, we will reserve our position on this issue to be case by case.

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.   PROXY CONTESTS

     2A.  ELECTION OF DIRECTORS

     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2B.  REIMBURSE PROXY SOLICITATION EXPENSES

     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a CASE-BY-CASE basis.

3.   RATIFICATION OF AUDITORS

     Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote AGAINST auditor ratification and WITHHOLD votes from Audit Committee members if non-audit fees exceed audit fees.

     Vote CASE-BY-CASE on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

     Generally vote AGAINST auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.   PROXY CONTEST DEFENSES

     4A.  BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

     Proposals regarding classified boards will be voted on a CASE-BY-CASE basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1)   Majority of board composed of independent directors,

     2)   Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6)   Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4B.  SHAREHOLDER ABILITY TO REMOVE DIRECTORS

     Vote AGAINST proposals that provide that directors may be removed ONLY for cause.

     Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     4C.  CUMULATIVE VOTING

     Cumulative voting proposals will be voted on a CASE-BY-CASE basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1)   Annually elected board,

     2)   Majority of board composed of independent directors,

     3)   Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6)   Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

     4D.  SHAREHOLDER ABILITY TO CALL SPECIAL MEETING

     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4E.  SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     We generally vote FOR proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

     We generally vote AGAINST proposals to allow or facilitate shareholder action by written consent.

     4F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

     Vote FOR proposals that seek to fix the size of the board.

     Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


5.   TENDER OFFER DEFENSES

     5A.  POISON PILLS

     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5B.  FAIR PRICE PROVISIONS

     Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5C.  GREENMAIL

     Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5D.  UNEQUAL VOTING RIGHTS

     Generally, vote AGAINST dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote FOR dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5E.  SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS

     Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     5F.  SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

     Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   MISCELLANEOUS BOARD PROVISIONS

     6A.  SEPARATE CHAIRMAN AND CEO POSITIONS

     We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

     o Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

          (1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          (2) Serves as liaison between the chairman and the independent directors,

          (3)  Approves information sent to the board,

          (4)  Approves meeting agendas for the board,

          (5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

          (6) Has the authority to call meetings of the independent directors, and

          (7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

     o    2/3 of independent board;

     o    All-independent key committees;

     o    Committee chairpersons nominated by the independent directors;

     o CEO performance is reviewed annually by a committee of outside directors; and

     o    Established governance guidelines.

     Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

     6B.  LEAD DIRECTORS AND EXECUTIVE SESSIONS

     In cases where the CEO and Chairman roles are combined, we will vote FOR the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6C.  MAJORITY OF INDEPENDENT DIRECTORS

     We generally vote FOR proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote  FOR  shareholder   proposals   requesting  that  the  board's  audit,
     compensation, and/or nominating committees include independent directors exclusively.

     Generally vote FOR shareholder proposals asking for a 2/3 independent board.

     6D.  STOCK OWNERSHIP REQUIREMENTS

     Vote FOR shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6E.  TERM OF OFFICE

     Vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6F.  DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

     Proposals concerning director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis.

     Vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

     Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote FOR proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, AND (2) the director's legal expenses would be covered.

     6G.  BOARD SIZE

     Vote FOR proposals to limit the size of the board to 15 members.

     6H.  MAJORITY VOTE STANDARD

     We would generally vote FOR proposals asking for the board to initiate the appropriate process to amend the company's governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.   MISCELLANEOUS GOVERNANCE PROVISIONS

     7A.  INDEPENDENT NOMINATING COMMITTEE

     Vote FOR the creation of an independent nominating committee.

     7B.  CONFIDENTIAL VOTING

     Vote FOR shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

     7C.  EQUAL ACCESS

     Vote FOR shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7D.  BUNDLED PROPOSALS

     Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7E.  CHARITABLE CONTRIBUTIONS

     Vote AGAINST shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7F.  DATE/LOCATION OF MEETING

     Vote AGAINST shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7G.  INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD

     Vote AGAINST shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7H. ADJOURN MEETING IF VOTES ARE INSUFFICIENT

     Vote FOR proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7I.  OTHER BUSINESS

     Vote FOR proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7J.  DISCLOSURE OF SHAREHOLDER PROPONENTS

     Vote FOR shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   CAPITAL STRUCTURE

     8A.  COMMON STOCK AUTHORIZATION

     Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

     Vote AGAINST proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

     8B.  STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8C.  REVERSE STOCK SPLITS

     Vote FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote CASE-BY-CASE on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8D.  BLANK CHECK PREFERRED AUTHORIZATION

     Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote FOR proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8E.  SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

     Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8F.  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     Vote FOR management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8G.  RESTRUCTURINGS/RECAPITALIZATIONS

     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis. Consider the following issues:

     DILUTION--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     CHANGE IN CONTROL--Will the transaction result in a change in control of the company?

     BANKRUPTCY--Generally,    approve    proposals   that    facilitate    debt
     restructurings unless there areclear signs of self-dealing or other abuses.

     8H.  SHARE REPURCHASE PROGRAMS

     Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8I.  TARGETED SHARE PLACEMENTS

     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a CASE BY CASE BASIS after reviewing the individual situation of the company receiving the proposal.

9.   EXECUTIVE AND DIRECTOR COMPENSATION

     9A.  STOCK-BASED INCENTIVE PLANS

     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST vote is indicated. If the proposed cost is below the allowable cap, a vote FOR the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote-- even in cases where the plan cost is considered acceptable based on the quantitative analysis.

     We vote AGAINST equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company's most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company's most recent three-year burn rate exceeds two percent of common shares outstanding.

     9A.  STOCK-BASED INCENTIVE PLANS

     For companies in the Russell 3000 we will generally vote AGAINST a plan when there is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

     9B.  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9C.  SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

     Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a CASE-BY-CASE basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9D.  GOLDEN AND TIN PARACHUTES

     Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9E.  401(K) EMPLOYEE BENEFIT PLANS

     Vote FOR proposals to implement a 401(k) savings plan for employees.

     9F.  EMPLOYEE STOCK PURCHASE PLANS

     Vote FOR qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

     Vote FOR nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee's contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

     9G.  OPTION EXPENSING

     Generally, vote FOR shareholder proposals to expense fixed-price options.

     9H.  OPTION REPRICING

     In most cases, we take a negative view of option repricings and will, therefore, generally vote AGAINST such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally SUPPORT such proposals.

     9I.  STOCK HOLDING PERIODS

     Generally vote AGAINST all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

     9J.  TRANSFERABLE STOCK OPTIONS

     Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

10.  INCORPORATION

     10A. REINCORPORATION OUTSIDE OF THE UNITED STATES

     Generally speaking, we will vote AGAINST companies looking to reincorporate outside of the U.S.

     10B. VOTING ON STATE TAKEOVER STATUTES

     Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     10C. VOTING ON REINCORPORATION PROPOSALS

     Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.  MERGERS AND CORPORATE RESTRUCTURINGS

     11A. MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11B. NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION

     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote AGAINST proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11C. CORPORATE RESTRUCTURING

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, "going private" proposals, spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

     11D. SPIN-OFFS

     Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11E. ASSET SALES

     Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11F. LIQUIDATIONS

     Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11G. APPRAISAL RIGHTS

     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11H. CHANGING CORPORATE NAME Vote FOR changing the corporate name.

12.  SOCIAL AND ENVIRONMENTAL ISSUES

     We believe that a company's environmental policies may have a long-term impact on the company's financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company's operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company's environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company's industry peers and that may put the company at a competitive disadvantage.


     12A. ENERGY AND ENVIRONMENT

     Vote CASE-BY-CASE on proposals that request companies to subscribe to the CERES Principles.

     Vote FOR proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

     Vote CASE-BY-CASE on disclosure reports that seek additional information.

     Vote CASE-BY-CASE on proposals that request a report on greenhouse gas emissions from company operations and/or products.

     Vote CASE-BY-CASE on proposals that request a report on the impact of climate change on the company's operations and/or products.

     Vote CASE-BY-CASE on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

     12B. NORTHERN IRELAND

     Vote CASE-BY-CASE on proposals pertaining to the MacBride Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12C. MILITARY BUSINESS

     Vote CASE-BY-CASE on defense issue proposals.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on military-related operations.

     12D. INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT

     Vote CASE-BY-CASE on proposals to endorse international labor organization code of conducts.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities in this area.

     12E. PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, THE SUDAN AND BURMA

     Vote CASE-BY-CASE on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities regarding human rights.

     12F. WORLD DEBT CRISIS

     Vote CASE-BY-CASE ON proposals dealing with third world debt.

     Vote CASE-BY-CASE on disclosure reports regarding company activities with respect to third world debt.

     12G. EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION

     Vote CASE-BY-CASE on proposals regarding equal employment opportunities and discrimination.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12H. ANIMAL RIGHTS

     Vote CASE-BY-CASE ON proposals that deal with animal rights.

     12I. PRODUCT INTEGRITY AND MARKETING

     Vote CASE-BY-CASE ON proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12J. HUMAN RESOURCES ISSUES

     Vote CASE-BY-CASE on proposals regarding human resources issues.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding human resources issues.

     12K. LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL CRITERIA

     Vote CASE-BY-CASE on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding this issue.

13.  FOREIGN PROXIES

     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.  PRE-SOLICITATION CONTACT

     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     WHAT IS MATERIAL NON-PUBLIC INFORMATION?

     The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

     o    a pending acquisition or sale of a substantial business;
     o financial results that are better or worse than recent trends would lead one to expect;
     o    major management changes;
     o    an increase or decrease in dividends;
     o calls or redemptions or other purchases of its securities by the company;
     o    a stock split, dividend or other recapitalization; or
     o financial projections prepared by the Company or the Company's representatives.

     WHAT IS PRE-SOLICITATION CONTACT?

     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

PART II.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA PROXY VOTING October, 2006

PART II.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA GUIDELINES TABLE OF CONTENTS


1. REPORTS & ACCOUNTS.........................................................26
a. Annual Report..............................................................26
b. Remuneration Report........................................................26

2. DIVIDENDS..................................................................26

3. BOARDS OF DIRECTORS.....................................................6-28
a. Board Structure............................................................26
b. Chairman...................................................................27
c. Board Size.................................................................27
d. Board Independence.........................................................27
e. Board Committees...........................................................27

f. Director Independence......................................................28

g. Director's Liability.......................................................28

h. Multiple Directorships`....................................................28

i. Investment Trust Directors.................................................29

4. COMPENSATION............................................................29-30
a. Directors' Contracts.......................................................29
b. Executive Director Remuneration............................................29
c. Non-Executive Director's Remuneration......................................29
d. Share Option Schemes.......................................................29
e. Long-Term Incentive Plans (L-TIPs).........................................30
f. Pensions...................................................................30

5. AUDITORS...................................................................30
a. Auditor Independence.......................................................30
b. Auditor Remuneration.......................................................30

6. ISSUE OF CAPITAL...........................................................31
a. Issue of Equity............................................................31
b. Issue of Debt..............................................................31
c. Share Repurchase Programmes................................................31

7. MERGERS/ACQUISITIONS.......................................................31

8. VOTING RIGHTS..............................................................32

9. OTHERS..................................................................2-33
a. Poison Pills...............................................................32
b. Composite Resolutions......................................................32
c. Social/Environmental Issues................................................32
d. Charitable Issues..........................................................33
e. Political Issues...........................................................33

10.ACTIVISM................................................................33-34
a. Shareholder Activism and Company Engagement................................33
b. Activism Policy............................................................33

11.CSR.....................................................................34-35
a. Sustainability Statement...................................................34
b. Sustainability Policy......................................................35

REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For UK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.


Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director's emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that explanation is insufficient.

see Compensation




DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.



BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder, or group of stakeholders, has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.


Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 20 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.


Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

We agree with the ICGN, that the majority of a board of directors should be independent, especially if the company has a joint Chairman / CEO. However, as a minimum, all boards should comprise at least one third independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JPMAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.


Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report. Any Committee should have the authority to engage independent advisers where appropriate at the company's expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent, and there should be a formal nomination process for the appointment of Directors.

Remuneration Committees should be independent, and no director should be able to determine their own emolument. The remuneration report (where applicable) should be the responsibility of the Remuneration Committee.

See Remuneration Report

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.


Director's Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers ("D&O") liability insurance, to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.


Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the findings of the Higgs Report in the UK that no single individual should chair more than one major listed company.


Investment Trust Directors

In the UK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Trust Directors (AITC) Code of Corporate Governance

We note that the AITC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AITC that investment trust companies should have a formal policy on tenure, and that any director serving beyond three terms should offer themselves for re-election annually. Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.


COMPENSATION

Directors' Contracts

JPMAM believes that directors' contracts should be of one year's duration or less. This is in line with the view of the NAPF and ABI, as well as accepted market best practice in the UK. However, JPMAM always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

Similarly, we agree with the view of the NAPF and ABI that special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged.

Market practice regarding the length of director's service contracts varies enormously, and JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM investment takes into account local market practice when making judgements in this area.


Executive Director's Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a short-term and long-term element, which fully aligns the executive with shareholders.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the
remuneration  of  executive   directors  should  be  determined  by  independent
remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary.

Transaction bonuses, or other retrospective ex-gratia payments, should not be made.


Non-Executive Director's Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options.


Share Option Schemes

Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution, such as those set out in ABI, NAPF and similar guidelines. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should never be issued at a discount, and there should be no award for below-median performance.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.


Long-Term Incentive Plans (L-TIPs)

Share-based Long-Term Incentive Plans ("L-TIP") should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin, such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time.

JPMAM, in agreement with the stipulations of the Combined Code, feels that the performance related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.


Pensions

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase scheme). One-off payments into individual director's pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.


Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

see Audit Committee


ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution, such as those set out in ABI, NAPF and similar guidelines.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership, and we will vote against any attempts to suspend, bypass or eliminate pre-emption rights, except for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).

JPMAM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.


Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMAM will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.



Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.


MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.


VOTING RIGHTS

JPMAM believes in the fundamental principle of "one share, one vote". Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights, and we will oppoSE ATTEMPTS TO INTRODUCE NEW ONES. WE ARE OPPOSED TO mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally, and voting power should accrue in direct relation to the shareholder's equity capital commitment to the company.

While certain fundamental changes to a company's business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.


OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company, or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights, in the event of a pre-defined "triggering event" occurring, such as the announcement of a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.


Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.


Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in
Part IV of this document.

JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM's CSR policy.

see Corporate Social Responsibility (CSR)


Charitable Issues

Charitable  donations  are  generally  acceptable,   provided  they  are  within
reasonable limits and fully disclosed to shareholders.


Political Issues

JPMAM does not support the use of  shareholder  funds for  political  donations.
III. ACTIVISM


SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT

The Institutional Shareholders' Committee (ISC), comprising the trade bodies of the UK's investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses the ISC Principles, which are set out below:

"Institutional shareholders and/or agents in relation to their responsibilities in respect of investee companies [...] will:

o set out their policy on how they will discharge their responsibilities - clarifying the priorities attached to particular issues and when they will take action

o monitor the performance of and establish, where necessary, a regular dialogue with investee companies

o    intervene where necessary

o evaluate the impact of their activism o report back to clients/beneficial owners"

It is important to note that the above only applies in the case of UK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMAM will continue to intervene outside the UK where we believe this to be necessary in order to protect our clients' interests.


Activism Policy

I.   Discharge of Responsibilities

Our policy is to vote at all UK company meetings on behalf of all clients where we have authority to do so. Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place at JPMAM each year), we also emphasise the benefits of fundamental research into companies in our investment processes.

Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.


II.  Monitor Performance

As noted above the monitoring of company performance is a key part of our investment processes. The Corporate Governance Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify governance outliers. This then drives our proxy voting and engagement activity. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. We maintain a log of all private meetings held with companies. We regard ongoing engagement meetings as confidential and will not comment on them outside JPMAM.


III. Intervening Where Necessary

JPMAM does not normally intervene directly in the management of companies. However where a company has failed to meet our expectations and it is not clear what action is being taken to remedy the situation, but we believe that the potential of the company still justifies retention in our clients' portfolios, we will arrange to meet with senior management in order to express our concerns. Intervention at companies is never publicised.

In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity.


IV.  Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we continually scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

Reports detailing our engagement activity are available to clients on a quarterly basis.

IV.  CSR


CORPORATE SOCIAL RESPONSIBILITY ("CSR")

CSR Statement

JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment.

We have had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our CSR screens will meet or exceed the requirements of most clients. For (UK) pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMAM has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and engagement activity is still undertaken by JPMAM on their behalf. This is detailed in the following section.


CSR Policy

Where JPMAM engages with companies on social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded explicitly on social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process.

Although JPMAM's priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues, such as social and environmental factors, have the potential to impact the share price, as well as the reputation of a company. They are also increasingly the subject of shareholder and other litigation.

CSR specialists within the Corporate Governance Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with either non-executive directors, or CSR specialists (where they exist), or (increasingly) via the company's broker. This engagement activity is then reported to clients on a quarterly basis.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our CSR policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as "unfriendly". Similarly, a company in a low-impact industry, such as financial services, will still be expected to have in place detailed policies and rigorous oversight of its environmental impact.

We would expect larger companies in particular to have established a CSR Committee or similar organ with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a main board director with direct responsibility for CSR issues. We would normally expect companies to publish a separate Corporate Social Responsibility Report, or to provide a CSR statement within their Annual Report, as well as their website.


PART II.C: ASIA (EX-JAPAN) PROXY VOTING

PART II.C: ASIA EX-JAPAN PROXY VOTING GUIDELINES

TABLE OF CONTENTS


I    PRINCIPLES......................................................36

II   POLICY AND PROCEDURES........................................37-38
     1.  Proxy Committee.............................................37
     2.  Voting......................................................37
     3.  Engagement..................................................37
     4.  Conflicts of Interest.......................................38

III  VOTING GUIDELINES............................................38-42
     1.  Reports & Accounts..........................................38
     2.  Dividends...................................................38
     3.  Auditors....................................................38
     4.  Boards......................................................39
     5.  Directors...................................................39
     6.  Non-Executive Directors.....................................40
     7.  Issue of Capital.........................................40-41
     8.  Mergers/Acquisitions........................................41
     9.  Voting Rights...............................................41
     10. Share Options/Long-Term Incentive Plans (L-TIPs)............41
     11. Others......................................................41

IV   ACTIVISM........................................................42

V    SUSTAINABILITY..................................................42

PART II.C: ASIA EX-JAPAN PROXY VOTING GUIDELINES

I.   PRINCIPLES

     JF ASSET MANAGEMENT ("JFAM") is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients' assets and we expect those companies to demonstrate high standards of governance in the management of their business.

     We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

     1. FIDUCIARY PRIORITY. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

     2. EVALUATION. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

     3. ENGAGEMENT. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

     4. PROXY VOTING. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients' votes.

     5. LITIGATION AND JOINT WORKING PARTIES. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

     6. DISCLOSURE. JFAM's corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

     7. ONGOING COMMITMENT. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

JF ASSET MANAGEMENT
HONG KONG PROXY COMMITTEE

II.  POLICY AND PROCEDURES

     JF Asset Management ("JFAM") manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

     1.   PROXY COMMITTEE

     The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

     2.   VOTING

     As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

     In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM's voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

     Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

     For markets in Asia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients' best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients' best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients' best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients' best interests are served.

     Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     3.   ENGAGEMENT

     We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

     4.   CONFLICTS OF INTEREST

     In order to maintain the integrity and independence of JFAM's proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals.

     Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

     Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III. VOTING GUIDELINES

     1.   REPORTS & ACCOUNTS

     1A.  ANNUAL REPORT

     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

     2.   DIVIDENDS

     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

     3.   AUDITORS

     3A.  AUDITOR INDEPENDENCE

     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

     3B.  AUDITOR REMUNERATION

     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

     4.   BOARDS

     4A.  CHAIRMAN & CEO

     JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

     4B.  BOARD STRUCTURE

     JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.


     4C.  BOARD SIZE

     Boards with more than 20 directors are considered to be excessively large.

     4D.  BOARD INDEPENDENCE

     JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

     We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     4E.  BOARD COMMITTEES

     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

     5.   DIRECTORS

     5A.  EXECUTIVE DIRECTOR'S REMUNERATION

     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

     JFAM  will  generally  vote  against  shareholder   proposals  to  restrict
     arbitrarily the compensation of executives or other employees.

     5B.  DIRECTOR'S LIABILITY

     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5C.  DIRECTORS OVER 70

     JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

     6.   NON-EXECUTIVE DIRECTORS

     6A.  ROLE OF NON-EXECUTIVE DIRECTORS

     As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and Remuneration Committees should be composed exclusively of independent directors.

     6B.  DIRECTOR INDEPENDENCE

     We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     6C.  MULTIPLE DIRECTORSHIPS

     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

     7.   ISSUE OF CAPITAL

     7A.  ISSUE OF EQUITY

     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

     JFAM will vote in favour of increases in capital which enhance a company's long-term prospects.

     7B.  ISSUE OF DEBT

     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JFAM will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

     7C.  SHARE REPURCHASE PROGRAMMES

     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

     8.   MERGERS / ACQUISITIONS

     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

     9.   VOTING RIGHTS

     JFAM believes in the fundamental principle of "one share, one vote". Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     10.  SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPS)

     10A. SHARE OPTIONS

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

     10B. LONG-TERM INCENTIVE PLANS (L-TIPS)

     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

     11.  OTHERS

     11A. CHARITABLE ISSUES

     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11B. POLITICAL ISSUES

     JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

IV.  ACTIVISM

     ACTIVISM POLICY

     1.   DISCHARGE OF RESPONSIBILITIES

          a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

          b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

          c) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

     2.   MONITOR PERFORMANCE

     Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

     3.   EVALUATING AND REPORTING

     We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance.

V.   SUSTAINABILITY

     Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

     Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

     It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

PART II.D: JAPAN PROXY VOTING

PART II.D: JAPAN PROXY VOTING GUIDELINES

1.   NUMBER OF DIRECTORS

     To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   DIRECTOR'S TENURE

     Director's tenure should be equal to/less than 1 year.

3.   DIRECTOR'S REMUNERATION

     Remuneration of directors should generally be determined by an independent committee.

4.   AUDIT FEES

     Audit fees must be at an appropriate level.

5.   CAPITAL INCREASE

     Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

6.   BORROWING OF FUNDS

     Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

7.   SHARE REPURCHASE PROGRAMS

     Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

8.   PAYOUT RATIO

     As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

9.   MERGERS/ACQUISITIONS

     Mergers and acquisitions must only be consummated at a price representing fair value.

10.  STOCK OPTIONS

     Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

11.  POLITICAL CONTRIBUTIONS

     Do not approve any use of corporate funds for political activities.

12.  ENVIRONMENTAL/SOCIAL ISSUES

     Do not take into account environmental/social issues that do not affect the economic value of the company.

                                                                        May 2007


                             PROXY VOTING POLICY OF
                           LAZARD ASSET MANAGEMENT LLC

A.   INTRODUCTION

     As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

     This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict appears, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.   RESPONSIBILITY TO VOTE PROXIES

     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C.   GENERAL ADMINISTRATION

     1. OVERVIEW

     Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal / Compliance Department and the Proxy Committee. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal / Compliance Department must be present at all Proxy Committee meetings.

     2. ROLE OF THIRD PARTIES

     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

     ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

     3. VOTING PROCESS

     Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

     In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

     ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved
Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.   SPECIFIC PROXY ITEMS

     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

     1. ROUTINE ITEMS

     Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

o    routine election or re-election of Directors;
o appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;
o    issues relating to the timing or conduct of annual meetings; and
o    name changes.

     2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

     Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

          A. BOARD OF DIRECTOR AND ITS COMMITTEES

     Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

o FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

o FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

o ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

o    FOR  proposals  that  the  Board's   committees  be  comprised   solely  of
     independent Directors or consist of a majority of independent directors;

o FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

o FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

o    ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

o AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

o    AGAINST   shareholder   proposals   seeking   union   or   special-interest
     representation on the Board;

o AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

o ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

o AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and o AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

          B. ANTI-TAKEOVER MEASURES

     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard
has  adopted  Approved   Guidelines  to  vote:

o AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

o ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

o AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

o AGAINST "blank check" preferred stock; and o ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

          C. CONDUCT OF SHAREHOLDER MEETINGS

     Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

o    AGAINST proposals to adjourn meetings;

o AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

o    FOR proposals providing for confidential voting;

o AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

o AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

o    ON A CASE-BY-CASE BASIS on changes to quorum requirements.

     3. CHANGES TO CAPITAL STRUCTURE

     Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

o FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

o    FOR stock splits and reverse stock splits;

o ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

o ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

o    FOR management proposals to adopt or amend dividend reinvestment plans;

o AGAINST changes in capital structure designed to be used in poison pill plans; and

o ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

     4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

o    ON A CASE-BY-CASE BASIS regarding all stock option plans;

o AGAINST restricted stock plans that do not involve any performance criteria;

o FOR employee stock purchase plans; o ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

o    FOR deferred compensation plans;

o    AGAINST proposals to approve executive loans to exercise options;

o    AGAINST proposals to re-price underwater options;

o ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

o AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

     5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.


     6. SOCIAL AND POLITICAL ISSUES

     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.


E.   VOTING NON-U.S. SECURITIES

     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F.   CONFLICTS OF INTEREST

     1. OVERVIEW

     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

o Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

o Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

o Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

o A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

     2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

     All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

     PROXYOPS IS RESPONSIBLE FOR ALL PROXY VOTING IN ACCORDANCE WITH THIS POLICY AFTER CONSULTING WITH THE APPROPRIATE MEMBER OR MEMBERS OF PORTFOLIO MANAGEMENT, THE PROXY COMMITTEE AND/OR THE LEGAL AND COMPLIANCE DEPARTMENT. NO OTHER MANAGING DIRECTORS, OFFICERS OR EMPLOYEES OF LAZARD, LF&CO. OR THEIR AFFILIATES MAY INFLUENCE OR ATTEMPT TO INFLUENCE THE VOTE ON ANY PROPOSAL. DOING SO WILL BE A VIOLATION OF THIS POLICY. ANY COMMUNICATION BETWEEN A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LF&CO. AND A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LAZARD TRYING TO INFLUENCE HOW A PROPOSAL SHOULD BE VOTED IS PROHIBITED, AND IS A VIOLATION OF THIS POLICY. VIOLATIONS OF THIS POLICY COULD RESULT IN
DISCIPLINARY ACTION, INCLUDING LETTER OF CENSURE, FINE OR SUSPENSION, OR TERMINATION OF EMPLOYMENT. ANY SUCH CONDUCT MAY ALSO VIOLATE STATE AND FEDERAL SECURITIES AND OTHER LAWS, AS WELL AS LAZARD'S CLIENT AGREEMENTS, WHICH COULD RESULT IN SEVERE CIVIL AND CRIMINAL PENALTIES BEING IMPOSED, INCLUDING THE VIOLATOR BEING PROHIBITED FROM EVER WORKING FOR ANY ORGANIZATION ENGAGED IN A SECURITIES BUSINESS.

     EVERY MANAGING DIRECTOR, OFFICER AND EMPLOYEE OF LAZARD WHO PARTICIPATES IN ANY WAY IN THE DECISION-MAKING PROCESS REGARDING PROXY VOTING IS RESPONSIBLE FOR CONSIDERING WHETHER THEY HAVE A CONFLICTING INTEREST OR THE APPEARANCE OF A CONFLICTING INTEREST ON ANY PROPOSAL. A CONFLICT COULD ARISE, FOR EXAMPLE, IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE HAS A FAMILY MEMBER WHO IS AN OFFICER OF THE ISSUER OR OWNS SECURITIES OF THE ISSUER. IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE BELIEVES SUCH A CONFLICT EXISTS OR MAY APPEAR TO EXIST, HE OR SHE SHOULD NOTIFY THE CHIEF COMPLIANCE OFFICER IMMEDIATELY AND, UNLESS DETERMINED OTHERWISE, SHOULD NOT CONTINUE TO PARTICIPATE IN THE DECISION-MAKING PROCESS.

     3. MONITORING FOR POTENTIAL CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

     Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

          A. WHERE APPROVED GUIDELINE IS FOR OR AGAINST

     Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal.

     If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy.

          B. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

     In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.   REVIEW OF POLICY

     The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

     If a material conflict appears to exist, then the Proxy Committee will consider the relevant facts on a case-by-case basis and will recommend a vote in the best economic interest of the clients.

[GRAPHIC OMITTED] PROXY VOTING PROCEDURE MANUAL
[GRAPHIC OMITTED] JASON GISH VERSION 1.0; MAY '08
[GRAPHIC OMITTED] M&G INVESTMENTS

--------------------------------------------------------------------------------
                                    CONTENTS
--------------------------------------------------------------------------------


1    VERSION CONTROL                                                           3
2    INTRODUCTION                                                              4
3    THE PROCESS                                                               4
   3.1    Decision Maker Identification                                        4
   3.2    Signing the decision sheet                                           6
   3.3    Record Keeping                                                       6
4    EXCEPTIONS AND GENERAL NOTES                                              7
   4.1    European Company Decisions                                           7
   4.2    SAMI Funds Standing Instruction                                      7
   4.3    Vanguard                                                             7
   4.4    Swiss Meetings                                                       7
   4.5    Multiple Voting Responsibility                                       8
   4.6    Blocking Markets                                                     8

--------------------------------------------------------------------------------
                                 1 VERSION CONTROL
--------------------------------------------------------------------------------

DATE                UPDATE                                                           UPDATE BY:
------------------- ------------------------------------------------------ --------------------
01/01/06            First draft                                                      Jason Gish
-------------------
02/04/07            Amended to reflect return of FARE and Japanese voting policy     Jason Gish
-------------------

-------------------

-------------------

-------------------

-------------------

------------------- ------------------------------------------------------- --------------------

------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  2 INTRODUCTION
--------------------------------------------------------------------------------

Proxy vote execution is outsourced, depending on custodian, to ADP and ISS using the Proxy Edge and Votex platforms. Agendas are collated by the M&G Corporate Actions team before being sent to the Front Office for a decision.

Decision making responsibility differs depending on Fund and market. The procedure below details the responsibilities.

--------------------------------------------------------------------------------
                                  3 THE PROCESS
--------------------------------------------------------------------------------

As soon as Corporate Actions receive notification from ADP and ISS, they will send by e-mail, OGM, EGM, AGM and Mix meeting requests to the FMA Team Proxy Voting Coordinator (FMA PVC), currently Sandra Hinkley, Simon Conner as alternate. Corporate Actions will attach a copy of the decision sheet as an Excel file and a word document containing the resolutions or a link to the company's website.

3.1  DECISION MAKER IDENTIFICATION


The following decision tree should be used when determining who is responsible for making the decision:

[GRAPHIC OMITTED]

o Note that where a stock is held across multiple desks, it is preferable to get the decision from the main holders so that may act as an indication for other Fund Managers making a decision.

3.1.1 UK COMPANIES

------------------------------- -------------------------------------------------------------------------
DECISION MAKER                  Corporate Finance (Matthew Beardmore-Gray (MBG)), Global Fund Managers
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
STANDING INSTRUCTIONS?          Vote in favour for all.
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
SIZE LIMITATIONS?               None. All holdings voted.
------------------------------- -------------------------------------------------------------------------

Proxy notifications including the report and accounts are sent directly to Corporate Finance from the Custodians. Corporate Finance consider each one and determine whether to let the standing instruction to vote in favour stand.

If Corporate Finance decide to amend the voting instruction, they will instruct Corporate Actions. And inform the relevant Fund Managers.


Please see 2.1.3 below for Global holdings in UK Companies.

3.1.2 NON-UK STOCKS HELD BY THE UK TEAM

------------------------------- -------------------------------------------------------------------------
DECISION MAKER                  UK Fund Managers
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
STANDING INSTRUCTIONS?          None
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
SIZE LIMITATIONS?               Holdings of less than 0.25% of the Company (at M&G level) are not voted
                                (1.00% for Europe)
------------------------------- -------------------------------------------------------------------------

Proxy Voting notices are sent to the PVC. The PVC then obtains a decision and authorisation from the relevant UK Fund Manager before sending the completed decision sheet back to the Corporate Actions team.


3.1.3 ALL STOCKS HELD BY THE GLOBAL TEAM

------------------------------- -------------------------------------------------------------------------
DECISION MAKER                  Global Fund Managers
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
STANDING INSTRUCTIONS?          None
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
SIZE LIMITATIONS?               Europe 1% (see exceptions below). All other holdings voted.
------------------------------- -------------------------------------------------------------------------

All Proxy Voting notices are sent to the PVC, including UK. The PVC then obtains a decision and authorisation from the relevant Global Fund Manager before sending the completed decision sheet back to the Corporate Actions team.

3.1.4 NON-UK STOCKS HELD BY THE EUROPEAN TEAM

------------------------------- -------------------------------------------------------------------------
DECISION MAKER                  European Fund Managers
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
STANDING INSTRUCTIONS?          None
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
SIZE LIMITATIONS?               Holdings of less than 1.00% of the Company (at M&G level) are not voted
------------------------------- -------------------------------------------------------------------------

The PVC obtains a decision and authorisation from the European Fund Managers before sending the completed decision sheet back to the Corporate Actions team.

Fund Managers/Corporate Finance will have the ability to request to see a proxy that falls below the 1% limit in certain circumstances, such as where a company requests that we vote, our peers request that we vote or where we feel it is in the fund's best interests to vote.


3.1.5 NON-UK STOCKS HELD BY THE STRUCTURED TEAM

------------------------------- -------------------------------------------------------------------------
DECISION MAKER                  Structured Fund Managers
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
STANDING INSTRUCTIONS?          Take no action for Japanese meetings
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
SIZE LIMITATIONS?               Holdings of less than 0.25% (1% for Europe) of the Company (at M&G level) are not voted
------------------------------- -------------------------------------------------------------------------

Proxy Voting notices are sent to the PVC. The PVC then obtains a decision and authorisation from the relevant Structured Fund Manager before sending the completed decision sheet back to the Corporate Actions team.

The numbers of Japanese meetings that are held on the same day make it impractical for these to be voted for the Passive Funds. Shareholder dissention is common should a vote be opposed. In these instances, separate corporate event notices are sent to the Fund Manager. 3.2 SIGNING THE DECISION SHEET


All relevant decision makers MUST put their decision number (1 is TAKE NO ACTION) in FM decision box and sign the decision sheet.


3.2.1 DECISION SHEET OPTIONS

There are currently 5 options available to MBG and the Fund Managers to decide upon on the decision sheet prior to signing:-

1. TAKE NO ACTION (No voting at meeting, query if holding is 1% or over).
2. ABSTAIN FOR ALL RESOLUTIONS (Stock is blocked - see below)
3. VOTE IN FAVOUR OF ALL RESOLUTIONS (Stock is blocked - see below).
4. VOTE AGAINST ALL RESOLUTIONS (Stock is blocked - see below).
5. A COMBINATION OF 2, 3 AND 4(PLEASE SPECIFY - Stock is blocked - see below).

3.2.2 SIGNED DECISION SHEET

Once the relevant Fund Manager/s have chosen their decision and signed the decision sheet this should then be faxed up to Corporate Actions (saved in memory of fax machine located at end of dealers bank of desks). NB CORPORATE FINANCE DEAL DIRECTLY WITH CORPORATE ACTIONS

An email should then be sent to Corporate Actions Team informing them of sent decision sheets.


3.3  RECORD KEEPING


Back Office are the core record keepers

--------------------------------------------------------------------------------
                         4 EXCEPTIONS AND GENERAL NOTES
--------------------------------------------------------------------------------

4.1  EUROPEAN COMPANY DECISIONS


o All European meetings will be filtered by the Corporate Actions Team. All holdings where M&G own less than 1% of the issued capital of the company will be excluded.

o The exception to this rule is where individual Fund Managers would like to vote all meetings. In this instance, the FMA will track, using Bloomberg, all upcoming meetings. The FMA will then request that Corporate Actions send the vote for that meeting. Where other Fund Managers own the asset, they will be asked for a decision as well.


4.2  SAMI FUNDS STANDING INSTRUCTION


4.2.1 AGM'S

o The Far East office do not manage Funds SAMI (SAMIA, SAMIE, SAMIJ, SAMIN, SAMIO, SAMIC) or PPLIA, so there is a STANDING INSTRUCTION SET UP TO TAKE NO ACTION FOR ALL FAR EAST AGM'S.

4.2.2 EGM'S

o    The PVC should only receive Far East EGM decisions for the SAMI funds.


4.3  VANGUARD


Vanguard currently vote their own meetings. No voting is undertaken by M&G.


4.4  SWISS MEETINGS


For Swiss meetings there may just be a decision sheet as these meetings require an acknowledgement for share registration consent only. This is because Swiss companies like all classes of shares to have voting rights, so before the meeting takes place all shares can be re-registered enabling all holders to vote.

Voting `FOR' will ensure shares are temporarily re-registered thereby allowing voting instructions to be accepted at the shareholder meeting. Voting instructions are required to be submitted separately against the reported shareholder meeting in accordance with the advised instruction deadline.

Re-registering stock may impact your ability to sell such stock in the market. Any such restrictions should be coded onto OMS as instructed by the PVC to the Front Office systems administrator.


4.5  MULTIPLE VOTING RESPONSIBILITY


If there is more than one decision maker involved on a non-UK meeting, collaboration should exist to ensure that there is consistency in the vote. Any differences between Fund Managers should be communicated by the PVC to ensure that the decisions are as intended.


4.6  BLOCKING MARKETS



If MBG or a Fund Manager elects to vote then it is quite possible that a trade block will be placed on this

Stock (if it is incorporated in one of the below markets) for the specified funds. The following countries are share blocking markets:-

Argentina         France            Mauritius            Slovakia
Austria           Germany           Morocco              Switzerland
Belgium           Greece            Netherlands          Turkey
Czech Rep         Hungary           Poland
Egypt             Italy             Portugal

The voting notice from Corporate Actions will denote if the stock will be blocked on voting. The PVC will point this out to the Fund Manager when requesting signoff.

Therefore once Corporate Actions have received the faxed copy of the decision sheet they will e-mail `MAGIM OMS USER SUPPORT' who will add the trade block for the relevant funds and block the stock at FUND LEVEL.

The Block request is sent as soon as Corporate Actions receive the faxed decision sheet regardless of when the meeting is. This may mean that a stock is blocked on the systems when in reality the custodian has yet to receive the instruction or place the block. Any such block will remain in place until 1 day after the meeting.

Care should be taken where meetings may not have reached a quorum. In such circumstances a meeting may be reconvened and shares continue to block. Corporate Actions will liaise with the voting agent and advise whether the block should remain on the stock.

In certain circumstances it is possible to unblock stock, although this is usually on a best endeavours basis. Should the Fund Manager wish to try and unblock, he/she must instruct the PVC who will in turn instruct Corporate Actions. If Corporate Actions manage to unblock, the relevant FMA must perform an availability check before any sales are placed.

PROXY VOTING


POLICY:

     As investment advisor, Mellon Capital Management Corporation ("Mellon Capital') is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital's proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

     Mellon Capital retains a third party proxy voting service, currently Institutional Shareholder Services ("ISS"), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly.

     Mellon Capital has adopted The Bank of New York Mellon Corporation's ("BK") Proxy Voting Policy.


PROCEDURES FOR
ACCOUNT SET-UP &
MONITORING OF ISS:

     Mellon Capital's Investment Operations Department has implemented procedures designed to ensure that; (1) the client's custodian is instructed to send their client's proxy ballots to ISS for voting; and (2) that ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS' activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).


VOTING DISCLOSURE:

     Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital's Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:

     ISS maintains proxy voting records on behalf of Mellon Capital.


VOTING BK
STOCK:

     It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of the Bank of New York Mellon Corporation stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BK stock, Mellon Capital has contracted with an independent fiduciary (Institutional Shareholder Services) to direct all voting of BK Stock held by any Mellon Capital accounts on any matter in which shareholders of BK Stock are required or permitted to vote.

                     THE BANK OF NEW YORK MELLON CORPORATION

                               PROXY VOTING POLICY
                          (Approved: October 12, 2007)



1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation ("BNY Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of BNY Mellon (BNY Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own.
     Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

     With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

                              FOR INTERNAL USE ONLY
   This policy may not be shared with, nor circulated to, any non-employee of OppenheimerFunds and its affiliates and subsidiaries without written permission from the Compliance or Legal Department.

                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMER FUNDS
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                          (AS OF DECEMBER 5, 2005) AND
                PROXY VOTING GUIDELINES (AS OF NOVEMBER 29, 2007)

     These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by
OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A.   FUNDS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY

     OFI FUNDS. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

     SUB-ADVISED FUNDS. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

     TREMONT FUNDS (FUNDS-OF-HEDGE FUNDS) Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

     The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.   PROXY VOTING COMMITTEE

     OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

     The   Committee   shall  adopt  a  written   charter   that   outlines  its
responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

     The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

     The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.   ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

     1.   FIDUCIARY DUTY AND OBJECTIVE

     As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

     In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

     2.   PROXY VOTING AGENT

     On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

     In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

     3.   MATERIAL CONFLICTS OF INTEREST

     OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

     o OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

     o an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

     o a company that is a significant selling agent of OFI's products and services solicits proxies;

     o OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

     o OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

     OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

     o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

     o If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

     o If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

     4.   CERTAIN FOREIGN SECURITIES

     Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

     5.   SECURITIES LENDING PROGRAMS

     The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (I.E., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

     If a Fund participates in a securities lending program, OFI will attempt to recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

     6.   SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

     Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D.   FUND BOARD REPORTS AND RECORDKEEPING

     OFI will prepare periodic reports for submission to the Board describing:

     o any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

     o any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

     In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

     OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

     o    these Policies and Procedures, as amended from time to time;

     o Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

     o Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

     o Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.   AMENDMENTS TO THESE PROCEDURES

     In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

F.   PROXY VOTING GUIDELINES

     The Guidelines  adopted by the Boards of the Funds are attached as Appendix
A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

                                   APPENDIX A

                  OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS

                        PORTFOLIO PROXY VOTING GUIDELINES

                         (DATED AS OF NOVEMBER 30, 2007)


1.   OPERATIONAL ITEMS

     AMEND QUORUM REQUIREMENTS.

     o Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

     AMEND MINOR BYLAWS.

     o Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

     CHANGE COMPANY NAME.

     o    Vote WITH Management

     CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING.

     o Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

     o Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     TRANSACT OTHER BUSINESS.

     o Vote AGAINST proposals to approve other business when it appears as voting item.

     AUDITORS


     RATIFYING AUDITORS

     o Vote FOR Proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent.

     o    Fees for non-audit services are excessive.

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     o Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

     o    Vote AGAINST shareholder proposals asking for audit firm rotation.

     o Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

     o Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0  THE BOARD OF DIRECTORS

2.1  VOTING ON DIRECTOR NOMINEES

     o Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

          o    Composition of the board and key board committees
          o    Attendance at board meetings
          o    Corporate governance provisions and takeover activity
          o    Long-term company performance relative to a market index
          o    Directors' investment in the company
          o    Whether the chairman is also serving as CEO
          o    Whether a retired CEO sits on the board

     o WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

          o Attend less than 75% of the board and committee meetings without a valid excuse.
          o    Implement or renew a dead-hand or modified dead-hand poison pill
          o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.
          o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
          o Failed to act on takeover offers where the majority of the shareholders tendered their shares.
          o Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.
          o Are audit committee members; and the non-audit fees paid to the auditor are excessive.
          o Enacted egregious corporate governance policies or failed to replace management as appropriate.
          o Are inside directors or affiliated outside directors; and the full board is less than majority independent.
          o Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board. (The term "public company" excludes an investment company.)
          o Serve on more than six public company boards. (The term "public company" excludes an investment company.)

     o Additionally, the following should result in votes being WITHHELD (except from new nominees):

          o If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.
          o If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2  BOARD SIZE

     o Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
     o Vote FOR proposals seeking to fix the board size or designate a range for the board size.
     o Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3  CLASSIFICATION/DECLASSIFICATION OF THE BOARD

     o    Vote AGAINST proposals to classify the board.
     o Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4  CUMULATIVE VOTING

     o    Vote FOR proposal to eliminate cumulative voting.

2.5  REQUIRE MAJORITY VOTE FOR APPROVAL OF DIRECTORS

     o OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

          Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.6  DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

     o Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
     o Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.
     o Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.
     o Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
          o The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and
          o    Only if the director's legal expenses would be covered.

2.7  ESTABLISH/AMEND NOMINEE QUALIFICATIONS

     o Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
     o Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
     o Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8  FILLING VACANCIES/REMOVAL OF DIRECTORS.

     o Vote AGAINST proposals that provide that directors may be removed only for cause.
     o Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
     o Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
     o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9  INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

     o Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:
          o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
          o    Two-thirds independent board
          o    All-independent   key   committees
          o    Established governance guidelines
          o The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10 MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

     o Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

     o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11 OPEN ACCESS

     o Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12 STOCK OWNERSHIP REQUIREMENTS

     o Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.
     o Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
          o Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:
               Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.
          o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

2.13 AGE OR TERM LIMITS

     o Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0      PROXY CONTESTS

3.1  VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

     o Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
          o Long-term financial performance of the target company relative to its industry
          o    Management's track record
          o    Background to the proxy contest
          o    Qualifications of director nominees (both slates)
          o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
          o    Stock ownership position

3.2  REIMBURSING PROXY SOLICITATION EXPENSES

     o Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3  CONFIDENTIAL VOTING

     o    Vote AGAINST shareholder  proposals requesting that corporations adopt
          confidential   voting,   use  independent   vote  tabulators  and  use
          independent inspectors of election.

     o If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0      ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1  ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS.

     o Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2  AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

     o Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
     o Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3  POISON PILLS

     o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
     o Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).
     o Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
     o Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4  SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

     o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
     o Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5  SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

     o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     o    Vote  FOR  proposals  that  remove   restrictions   on  the  right  of
          shareholders to act independently of management.

4.6  ESTABLISH SHAREHOLDER ADVISORY COMMITTEE

     o    Vote WITH Management

4.7  SUPERMAJORITY VOTE REQUIREMENTS

     o    Vote AGAINST proposals to require a supermajority shareholder vote.

     o    Vote FOR proposals to lower supermajority vote requirements.

5.0  MERGERS AND CORPORATE RESTRUCTURINGS

5.1  APPRAISAL RIGHTS

     o Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2  ASSET PURCHASES

     o    Vote  CASE-BY-CASE  on  asset  purchase  proposals,   considering  the
          following factors:
          o    Purchase price
          o    Fairness opinion
          o    Financial and strategic benefits
          o    How the deal was negotiated
          o    Conflicts of interest
          o    Other alternatives for the business
          o    Non-completion risk

5.3  ASSET SALES

     o Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
          o    Impact on the balance sheet/working capital
          o    Potential elimination of diseconomies
          o    Anticipated financial and operating benefits
          o    Anticipated use of funds
          o    Value received for the asset
          o    Fairness opinion
          o    How the deal was negotiated
          o    Conflicts of interest

5.4  BUNDLED PROPOSALS

     o Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5  CONVERSION OF SECURITIES

     o Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6  CORPORATE    REORGANIZATION/DEBT    RESTRUCTURING/PREPACKAGED    BANKRUPTCY
     PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

     o Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
          o    Dilution to existing shareholders' position
          o    Terms of the offer
          o    Financial issues
          o    Management's efforts to pursue other alternatives
          o    Control issues
          o    Conflicts of interest
     o Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7  FORMATION OF HOLDING COMPANY

     o Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
          o    The reasons for the change
          o    Any financial or tax benefits
          o    Regulatory benefits
          o    Increases in capital structure
          o Changes to the articles of incorporation or bylaws of the company.
     o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
          o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.
          o    Adverse changes in shareholder rights.

5.8  GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

     o Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:
          o    Offer price/premium
          o    Fairness opinion
          o    How the deal was negotiated
          o    Conflicts of interests
          o    Other alternatives/offers considered
          o    Non-completion risk

5.9  JOINT VENTURE

     o Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
          o    Percentage of assets/business contributed
          o    Percentage of ownership
          o    Financial and strategic benefits
          o    Governance structure
          o    Conflicts of interest
          o    Other alternatives
          o    Non-completion risk

5.10 LIQUIDATIONS

     o Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     o Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11 MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

     o    Votes  on  mergers  and   acquisitions   should  be  considered  on  a
          CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
          o Prospects of the combined company, anticipated financial and operating benefits
          o    Offer price (premium or discount)
          o    Fairness opinion
          o    How the deal was negotiated
          o    Changes in corporate governance
          o    Change in the capital structure
          o    Conflicts of interest

5.12 PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURE

     o Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
          o    Dilution to existing shareholders' position
          o    Terms of the offer
          o    Financial issues
          o    Management's efforts to pursue other alternatives
          o    Control issues
          o    Conflicts of interest

5.13 SPINOFFS

     o Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
          o    Tax and regulatory advantages
          o    Planned use of the sale proceeds
          o    Valuation of spinoff
          o    Fairness opinion
          o    Benefits to the parent company
          o    Conflicts of interest
          o    Managerial incentives
          o    Corporate governance changes
          o    Changes in the capital structure

5.14 VALUE MAXIMIZATION PROPOSALS

     o Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 SEVERANCE AGREEMENTS THAT ARE OPERATIVE IN EVENT OF CHANGE IN CONTROL

     o    Review    CASE-BY-CASE,     with    consideration    give    to    ISS
          "transfer-of-wealth" analysis. (See section 8.2)

6.0  STATE OF INCORPORATION

6.1  CONTROL SHARE ACQUISITION PROVISIONS

     o Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

     o Vote AGAINST proposals to amend the charter to include control share acquisition provisions. o Vote FOR proposals to restore voting rights to the control shares.

6.2  CONTROL SHARE CASHOUT PROVISIONS

     o    Vote FOR proposals to opt out of control share cashout statutes.

6.3  DISGORGEMENT PROVISIONS

     o    Vote FOR proposals to opt out of state disgorgement provisions.

6.4  FAIR PRICE PROVISIONS

     o Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     o Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5  FREEZEOUT PROVISIONS

     o    Vote FOR proposals to opt out of state freezeout provisions.

6.6  GREENMAIL

     o Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     o Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7  REINCORPORATION PROPOSALS

     o Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

     o Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8  STAKEHOLDER PROVISIONS

     o Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9  STATE ANTI-TAKEOVER STATUTES

     o Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0  CAPITAL STRUCTURE

7.1  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

     o    Vote FOR management proposals to reduce the par value of common stock.

7.2  COMMON STOCK AUTHORIZATION

     o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

     o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

     o Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

7.3  DUAL-CLASS STOCK

     o Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     o Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
          o It is intended for financing purposes with minimal or no dilution to current shareholders
          o It is not designed to preserve the voting power of an insider or significant shareholder

7.4  ISSUE STOCK FOR USE WITH RIGHTS PLAN

     o Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5  PREEMPTIVE RIGHTS

     o Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6  PREFERRED STOCK

     o Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

     o    Vote  AGAINST  proposals  authorizing  the  creation of new classes of
          preferred  stock  with  unspecified   voting,   conversion,   dividend
          distribution, and other rights ("blank check" preferred stock).

     o Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense) o Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     o Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

     o Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7  PLEDGE OF ASSETS FOR DEBT (GENERALLY FOREIGN ISSUERS)

     o OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

          In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8  RECAPITALIZATION

     o    Votes   CASE-BY-CASE   on   recapitalizations   (reclassification   of
          securities), taking into account the following:
          o    More simplified capital structure
          o    Enhanced liquidity
          o    Fairness of conversion terms
          o    Impact on voting power and dividends
          o    Reasons for the reclassification
          o    Conflicts of interest
          o    Other alternatives considered

7.9  REVERSE STOCK SPLITS

     o Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

     o Vote FOR management proposals to implement a reverse stock split to avoid delisting. o Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10 SHARE PURCHASE PROGRAMS

     o    Vote  FOR  management   proposals  to  institute   open-market   share
          repurchase plans in which all shareholders may participate on equal terms.

7.11 STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     o Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12 TRACKING STOCK

     o Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0  EXECUTIVE AND DIRECTOR COMPENSATION

8.1  EQUITY-BASED COMPENSATION PLANS

     o    Vote compensation proposals on a CASE-BY-CASE basis.

     o In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

     o Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2  DIRECTOR COMPENSATION

     o Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

     o Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

     o Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.3  BONUS FOR RETIRING DIRECTOR

     o Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

8.4  CASH BONUS PLAN

     o    Consider  on  a  CASE-BY-CASE   basis.   In  general,   OFI  considers
          compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5  STOCK PLANS IN LIEU OF CASH

     o Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

          In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

     o Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

     o Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6  [Reserved]

8.7  MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

     o    Votes on management  proposals seeking approval to reprice options are
          evaluated  on  a  CASE-BY-CASE  basis  giving   consideration  to  the
          following:
          o    Historic trading patterns
          o    Rationale for the repricing
          o    Value-for-value exchange
          o    Option vesting
          o    Term of the option
          o    Exercise price
          o    Participation

8.8  EMPLOYEE STOCK PURCHASE PLANS

     o Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
     o Votes FOR employee stock purchase plans where ALL of the following apply:
     o    Purchase price is at least 85% of fair market value
     o    Offering period is 27 months or less
     o The number of shares allocated to the plan is 10% or less of the outstanding shares
     o Votes AGAINST employee stock purchase plans where any of the following apply:
     o    Purchase price is at least 85% of fair market value
     o    Offering period is greater than 27 months
     o The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9  INCENTIVE  BONUS  PLANS  AND  TAX  DEDUCTIBILITY   PROPOSALS  (OBRA-RELATED
     COMPENSATION PROPOSALS)

     o Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

     o Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

     o Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

     o Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10 EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

     o Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11 SHAREHOLDER PROPOSAL TO SUBMIT EXECUTIVE COMPENSATION TO SHAREHOLDER VOTE

     o    Vote WITH MANAGEMENT.

8.12 401(K) EMPLOYEE BENEFIT PLANS

     o    Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13 SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

     o Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

     o Generally vote FOR shareholder proposals seeking disclosure regarding the company's, board's, or committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

     o Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

     o    Vote  FOR  shareholder   proposals  to  put  option  repricings  to  a
          shareholder vote.

     o Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.14 PERFORMANCE-BASED STOCK OPTIONS

     o    Generally  vote  FOR  shareholder  proposals  advocating  the  use  of
          performance-based   stock  options   (indexed,   premium-priced,   and
          performance-vested options), unless:

     o    The proposal is overly  restrictive  (e.g., it mandates that awards to
          all  employees  must  be   performance-based  or  all  awards  to  top
          executives must be a particular type, such as indexed options), or

     o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15 Pay-for-Performance

     o    Generally  vote FOR  shareholder  proposals  that align a  significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

     o What aspects of the company's short-term and long-term incentive programs are performance driven?

     o Can shareholders assess the correlation between pay and performance based on the company's disclosure?

     o    What type of industry does the company belong to?

     o    Which stage of the business cycle does the company belong to?

8.16 GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

     o    Vote  FOR  shareholder  proposals  to  require  golden  parachutes  or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

     o Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control management

     o The amount should not exceed three times base salary plus guaranteed benefits

8.17 PENSION PLAN INCOME ACCOUNTING

     o Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.18 SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

     o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

     o Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

8.19 CLAW-BACK OF PAYMENTS UNDER RESTATEMENTS

     o Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
          o The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement
          o The nature of the proposal where financial restatement is due to fraud
          o Whether or not the company has had material financial problems resulting in chronic restatements
          o The adoption of a robust and formal bonus/equity recoupment policy

     o    If  a  company's  bonus   recoupment   policy  provides  overly  broad
          discretion to the board in recovering compensation, generally vote FOR the proposal.

     o If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

9.0  SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

     In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

                                      PIMCO

                     PROXY VOTING POLICY AND PROCEDURES(1)


     The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(2) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(3) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(4)

     PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(5)

     Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

     These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

     PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

     PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;(6)

     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

     3.   voting  the  proxy  in  accordance  with  the   recommendation  of  an
          independent third-party service provider;

     4. suggesting that the client engage another party to determine how the proxies should be voted;

     5.   delegating the vote to an independent third-party service provider; or

     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.


REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

     Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

     PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

     Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

     PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

     Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

     2. CONFLICTS OF INTEREST. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

     In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     BOARD OF DIRECTORS

     1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     PROXY CONTESTS AND PROXY CONTEST DEFENSES

     1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     TENDER OFFER DEFENSES

     1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     CAPITAL STRUCTURE

     1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

     EXECUTIVE AND DIRECTOR COMPENSATION

     1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

     2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     STATE OF INCORPORATION

     STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     MERGERS AND RESTRUCTURINGS

     1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

     1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

     2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

     12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     DISTRESSED AND DEFAULTED SECURITIES

     1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     MISCELLANEOUS PROVISIONS

     1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

     2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

--------

(1)  Revised as of May 7, 2007.


(2) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).

(3) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

(4) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

(5) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

(6) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

PPMA/Proxy Voting Policies and Procedures V1.3            Last Reviewed 03/31/08

                                PPM AMERICA, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                        ADOPTED JUNE 19, 2003, AS AMENDED

                          LAST REVIEWED MARCH 31, 2008

     The following policies and procedures are adopted pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the "Act"). The policies and procedures are designed to prevent material conflicts of interest from affecting the manner in which PPM America, Inc. ("PPM") votes proxies on behalf of its clients and to ensure that proxies are voted in the best economic interests of clients. The policies and procedures are tailored to suit PPM's advisory business, the types of securities and portfolios managed by PPM and the extent to which PPM clients have adopted their own proxy voting procedures.

I. RESPONSIBILITY FOR VOTING. PPM shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless:

          o the client is subject to the Employee Retirement Income Security Act ("ERISA") and the investment management agreement between PPM and the client expressly precludes the voting of proxies by PPM;

          o    the client otherwise instructs PPM; or

          o in PPM's judgment, the cost of voting the proxy would exceed the anticipated benefit to the client.

     The financial interest of PPM's clients is the primary consideration in determining how proxies should be voted.

     When making proxy voting decisions, PPM generally adheres to its Proxy Voting Guidelines set forth in Appendix A hereto (the "Voting Guidelines"). The Voting Guidelines, which have been developed with the assistance of Institutional Shareholder Services ("ISS"), set forth PPM's positions on recurring issues and criteria for addressing non-recurring issues.


II. OVERSIGHT. The Public Equity Group oversees the proxy voting process, reviews these policies and procedures, including the Voting Guidelines, at least annually and proposes any changes to Senior Management. The Public Equity Group also grants authority to certain PPM employees or services to vote proxies in accordance with the Voting Guidelines.

III. ADMINISTRATION. All proxies received by PPM for voting, including those received by portfolio management groups other than the Public Equity Group, will be forwarded to Portfolio Services for administration. PPM has engaged an independent third party service, Institutional Shareholder Services ("ISS"), to provide administrative assistance in connection with the voting of proxies. ISS is a premier proxy research, advisory, voting and vote reporting service that specializes in proxy voting. ISS' primary function with respect to PPM is to apprise us of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and recommend the manner in which PPM should vote on particular proxy proposals. ISS also will electronically vote proxies in accordance with PPM's instructions.

     PPM retains final authority and fiduciary responsibility for the voting of proxies.

     A.   RECEIPT AND RECORDING OF PROXY INFORMATION.

          1. Portfolio Services is responsible for establishing in the records for each client whether the client has:

               o vested PPM with proxy voting authority or has reserved or delegated that responsibility to another, designated person; and

               o adopted a proxy voting policy that PPM is required to follow, including one that would require voting on issues relating to social and/or political responsibility.

          2. For each account that PPM advises and has discretion to vote shareholder proxies, Portfolio Services shall notify the client's custodian that all proxy materials and ballots shall be forwarded to ISS.

          3. ISS shall input all proxy information into its system and shall publish a daily report that identifies pending meetings and due dates for ballots.

     B.   RECONCILIATION OF HOLDINGS.

          1. Portfolio Services shall forward a current list of portfolio holdings to ISS weekly; and

          2. For each proxy received, ISS shall confirm that share amounts reflected on proxy ballots are the actual number of shares entitled to vote.

     C.   TRANSMISSION  OF  BALLOTS.   ISS  shall  transmit  each  proxy  ballot
          (electronically or by mail).

     D. RECORDS. In accordance with Section 204-2 of the Act, the following documents shall be maintained for a period of five years:

          1. a copy of each proxy statement received (PPM will rely on EDGAR for retention of all proxy statements);

          2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

          3. a copy of any document generated by PPM, a PPM affiliate or a delegate of PPM that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision;

          4. a copy of each written client request for PPM's proxy voting record; and

          5. a copy of any written response from PPM to any client request (written or oral) for PPM's proxy voting record.

     E. AVAILABILITY OF RECORDS. Copies of these policies and procedures, which may be updated from time to time, and records of all proxies voted shall be made available to clients, in such forms or intervals as the clients reasonably request. ISS shall maintain electronic records of each vote cast and will make voting records available electronically to PPM clients. Client requests for such information will be forwarded to Portfolio Services for fulfillment and tracking purposes.

IV.  VOTING POLICY.

     A. CLIENT POLICY. If a client has a proxy voting policy that it has delivered to PPM, PPM shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy. Portfolio managers shall be responsible for reviewing client directed voting policies and Legal/Compliance will periodically review votes cast to ensure compliance with such policies.

     B. NO CLIENT POLICY. If a client does not have or does not deliver a proxy voting policy to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers of securities held in that client's account in accordance with the Voting Guidelines set forth in Appendix A hereto, or, in such other manner that, in the judgment of PPM, is in the best interests of the client.

V. VOTING ANALYSIS AND GUIDELINES. PPM has adopted the Voting Guidelines to provide guidance on how to address specific proposals as they arise.

     A.   RESEARCH.   PPM   utilizes   ISS  to   perform   research   and   make
          recommendations to PPM based on the Voting Guidelines on matters for which votes are being solicited.

     B. ANALYSIS. ISS shall deliver to PPM research and vote recommendations electronically for analysis.

          As soon as practicable after receipt, Portfolio Services shall forward the ISS research and vote recommendations to the appropriate portfolio manager(s) for their review and:

               o if the portfolio manager determines that the recommendation is consistent with the Voting Guidelines, no response to Portfolio Services is required. In the event that a recommendation is not consistent with the Voting Guidelines, Portfolio Services shall then instruct ISS to change the recommended vote accordingly;

               o if, after consideration of certain factors, the portfolio manager determines that the proposal will not enhance shareholder value and the portfolio manager determines to vote the proxy in a manner contrary to the Voting Guidelines, the portfolio manager shall then submit the recommended vote to Legal/Compliance to determine whether there is a potential conflict of interest. If there is no conflict of interest, the vote shall be submitted to ISS for transmission. If a conflict of interest is identified, the vote shall be submitted to the Conflicts Committee and the Conflicts Committee will review the proposed vote to determine if the vote is consistent with these policies and procedures, and if so, approve the submission of the vote to ISS for transmission or

               o if the proposal is not addressed in our voting guidelines or if the application of our voting guidelines is unclear, the portfolio manager shall review the proposal and submit its recommended vote to Portfolio Services and to Legal/Compliance for review and resolution in accordance with Section VI below.

VI. CONFLICTS OF INTEREST. To ensure that conflicts of interest have no effect on votes cast, the Voting Guidelines are designed to eliminate adviser discretion from the voting process and votes are generally cast based upon the recommendations of ISS. In the event that PPM determines that a proxy should be voted in a manner contrary to the policy set forth in the Voting Guidelines, the following shall apply:

     A. IDENTIFICATION. Legal/Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios. PPM will be deemed to have a potential conflict when voting a proxy of an issuer if:

               o the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;
               o an officer or board member of the issuer is also an employee of PPM;
               o    PPM  has  a  personal  or  business   relationship   with  a
                    participant in the proxy contest, corporate directors or candidates for corporate directorship;
               o PPM or an affiliate is providing a service to a company whose management is soliciting proxies;
               o PPM has an interest in the outcome of the matter before shareholders; or
               o the chief compliance officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client.

     B. RESOLUTION. PPM shall maintain a list of all issuers with whom it is deemed to have a potential conflict voting proxies (the "Identified Issuers") and will provide such list to ISS and update the list from time to time. For any meeting of shareholders of an Identified Issuer, the Conflicts Committee will conduct an independent review of the proposed vote. The Conflicts Committee may include any member of the Public Equity Group, the chief compliance officer of PPM or general counsel of PPM, but may not be the person with whom the Identified Issuer has a relationship or a member of the portfolio management group that invests in such Identified Issuer.

                                                                      APPENDIX B

                                PPM AMERICA, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                 REQUEST FOR VOTE CONTRARY TO VOTING GUIDELINES

Section V of the Proxy Voting Policies and Procedures of PPM America, Inc. (the "Procedures") permits portfolio managers to submit recommendations for proxy votes that are contrary to Voting Guidelines to the Conflicts Committee. The Conflicts Committee is then responsible for reviewing the recommendation and must determine whether the recommendation is consistent with the Procedures and in the best economic interests of clients. Please note: capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Procedures. IN ORDER TO FACILITATE THE PROCESS OF REVIEWING ANY REQUEST FOR A VOTE CONTRARY TO THE VOTING GUIDELINES, PLEASE PROVIDE THE FOLLOWING
INFORMATION:

PART I. REQUEST AND RELATED FACTS (TO BE COMPLETED BY THE PORTFOLIO MANAGER)

     1. State the provision of the Voting Guidelines that applies to the shareholder proposal:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     2. Describe below (or attach hereto) the recommended vote, together with the relevant factors you considered related to the recommended vote. IN PARTICULAR, PLEASE DESCRIBE ANY CIRCUMSTANCE OR FACTOR IN WHICH THE PROPOSED RECOMMENDATION MAY BE DEEMED TO BE THE PRODUCT OF A CONFLICT OF INTEREST OR RESULT IN A BREACH OF THE DUTIES OWED TO PPM'S CLIENTS BY EITHER ANY INDIVIDUAL OR PPM (IF NONE, PLEASE INDICATE ACCORDINGLY):

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

REQUESTED FOR APPROVAL:

I CERTIFY THAT I HAVE READ AND UNDERSTAND THE SECTION(S) OF THE VOTING GUIDELINES THAT WOULD OTHERWISE RESULT IN A VOTE CONTRARY TO THE RECOMMENDED VOTE LISTED ABOVE AND TO THE BEST OF MY KNOWLEDGE I BELIEVE THAT THE PROPOSED RECOMMENDATION (I) IS NOT THE RESULT OF A CONFLICT OF INTEREST AND (II) DOES NOT RESULT IN A BREACH OF THE DUTIES OWED TO PPM CLIENTS BY ME, ANY INDIVIDUAL AT PPM OR PPM.

-----------------------------       ------------------------  ----------------
Name                                Title                     Date

Approved by (Department Head)


-----------------------------       ------------------------  ----------------
Name                                Title                     Date

--------------------------------------------------------------------------------

PART II:  LEGAL AND COMPLIANCE DEPARTMENT REVIEW

LEGAL/COMPLIANCE SHALL ANALYZE THE PROXY TO DETERMINE WHETHER PPM MAY HAVE A RELATIONSHIP WITH AN ISSUER WHOSE SECURITIES ARE ALSO HELD IN CLIENT PORTFOLIOS. PPM WILL BE DEEMED TO HAVE A POTENTIAL CONFLICT WHEN VOTING A PROXY OF AN ISSUER IF (CHECK AS APPROPRIATE):

o the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;

o    an officer or board member of the issuer is also an employee of PPM;

o PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;

o PPM or an affiliate is providing a service to a company whose management is soliciting proxies;

o    PPM has an interest in the outcome of the matter before shareholders; or

o the chief compliance officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client (see detail below).

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Based on the foregoing, it is determined that the proposed recommendation presents:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

______ No Conflict of Interest

______ A Potential Conflict (AND IS HEREBY SUBMITTED TO THE CONFLICTS  COMMITTEE
       FOR REVIEW)

--------------------------------------------------------------------------------

PART III:  DETERMINATION OF THE CONFLICTS COMMITTEE (IF APPLICABLE)

THE CONFLICTS COMMITTEE SHALL REVIEW THE FOREGOING INFORMATION TO DETERMINE WHETHER THE PROPOSED RECOMMENDATION (I) IS NOT THE PRODUCT OF A CONFLICT OF INTEREST AND (II) DOES NOT RESULT IN A BREACH OF THE DUTIES OWED TO CLIENTS BY EITHER THE INDIVIDUALS LISTED OR PPM. IN LIGHT THEREOF AND UPON REVIEW OF THE FOREGOING, THE PROPOSED EXCEPTION IS:

_____    Approved*

_____    Not Approved


-----------------------------       ------------------------  ----------------
Name                                Title                     Date

-------------------------------------

* Any qualifications to such approval are set forth below; Portfolio Services is hereby directed to communicate the recommended vote to ISS for implementation.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              THE PORTFOLIO SERVICES DEPARTMENT SHALL RETAIN IN ITS FILES A COPY OF THIS REQUEST AND ANY RELATED INFORMATION.

PPM America Proxy Voting Guidelines v1.4                     As amended 03/31/08
                                                          Last Reviewed 03/31/08

                                PPM AMERICA, INC.

                             PROXY VOTING GUIDELINES

                        Adopted June 19, 2003, as amended

                          Last Reviewed March 31, 2008

                   PPM America, Inc. Proxy Voting Guidelines

                                      2008

                                TABLE OF CONTENTS

1. OPERATIONAL ITEMS.....................................................................................8
   Adjourn Meeting.......................................................................................8
   Amend Quorum Requirements.............................................................................8
   Amend Minor Bylaws....................................................................................8
   Auditor Indemnification and Limitation of Liability...................................................8
   Auditor Ratification..................................................................................8
   Change Company Name...................................................................................9
   Change Date, Time, or Location of Annual Meeting......................................................9
   Transact Other Business...............................................................................9

2. BOARD OF DIRECTORS:...................................................................................9
   Voting on Director Nominees in Uncontested Elections..................................................9
   2008 Classification of Directors.....................................................................12
   Age Limits...........................................................................................13
   Board Size...........................................................................................13
   Classification/Declassification of the Board.........................................................14
   Cumulative Voting....................................................................................14
   Director and Officer Indemnification and Liability Protection........................................14
   Establish/Amend Nominee Qualifications...............................................................14
   Filling Vacancies/Removal of Directors...............................................................15
   Independent Chair (Separate Chair/CEO)...............................................................15
   Majority of Independent Directors/Establishment of Committees........................................16
   Majority Vote Shareholder Proposals..................................................................16
   Office of the Board..................................................................................16
   Open Access..........................................................................................16
   Performance Test for Directors.......................................................................16
   Stock Ownership Requirements.........................................................................17
   Term Limits..........................................................................................18

3. PROXY CONTESTS.......................................................................................18
   Voting for Director Nominees in Contested Elections..................................................18
   Reimbursing Proxy Solicitation Expenses..............................................................18
   Confidential Voting..................................................................................18

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES......................................................19
   Advance Notice Requirements for Shareholder Proposals/Nominations....................................19
   Amend Bylaws without Shareholder Consent.............................................................19
   Poison Pills.........................................................................................19
   Shareholder Ability to Act by Written Consent........................................................19
   Shareholder Ability to Call Special Meetings.........................................................20
   Supermajority Vote Requirements......................................................................20

5. MERGERS AND CORPORATE RESTRUCTURINGS.................................................................20

Overall Approach........................................................................................20
   Appraisal Rights.....................................................................................20
   Asset Purchases......................................................................................21
   Asset Sales..........................................................................................21
   Bundled Proposals....................................................................................21
   Conversion of Securities.............................................................................21
   Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
     Plans/Reverse Leveraged Buyouts/Wrap Plans.........................................................21
   Formation of Holding Company.........................................................................22
   Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)..............................22
   Joint Ventures.......................................................................................22
   Liquidations.........................................................................................23
   Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition.....................23
   Private Placements/Warrants/Convertible Debentures...................................................23
   Spinoffs.............................................................................................23
   Value Maximization Proposals.........................................................................23

6. STATE OF INCORPORATION...............................................................................24
   Control Share Acquisition Provisions.................................................................24
   Control Share Cash-Out Provisions....................................................................24
   Disgorgement Provisions..............................................................................24
   Fair Price Provisions................................................................................24
   Freeze-Out Provisions................................................................................25
   Greenmail............................................................................................25
   Reincorporation Proposals............................................................................25
   Stakeholder Provisions...............................................................................25
   State Antitakeover Statutes..........................................................................25

7. CAPITAL STRUCTURE....................................................................................25
   Adjustments to Par Value of Common Stock.............................................................25
   Common Stock Authorization...........................................................................25
   Dual-Class Stock.....................................................................................26
   Issue Stock for Use with Rights Plan.................................................................26
   Preemptive Rights....................................................................................26
   Preferred Stock......................................................................................26
   Recapitalization.....................................................................................27
   Reverse Stock Splits.................................................................................27
   Share Repurchase Programs............................................................................27
   Stock Distributions: Splits and Dividends............................................................27
   Tracking Stock.......................................................................................27

8. EXECUTIVE AND DIRECTOR COMPENSATION..................................................................28

Equity Compensation Plans...............................................................................28
   Cost of Equity Plans.................................................................................28
   Repricing Provisions.................................................................................28
   Pay-for-Performance Disconnect.......................................................................29
   Three-Year Burn Rate/Burn Rate Commitment............................................................30
   Poor Pay Practices...................................................................................32

Specific Treatment of Certain Award Types in Equity Plan Evaluations:...................................33
   Dividend Equivalent Rights...........................................................................33
   Liberal Share Recycling Provisions...................................................................33
   Option Overhang Cost.................................................................................33

Other Compensation Proposals and Policies...............................................................34
   401(k) Employee Benefit Plans........................................................................34
   Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals............................34
   Director Compensation................................................................................35
   Director Retirement Plans............................................................................36
   Employee Stock Ownership Plans (ESOPs)...............................................................36
   Employee Stock Purchase Plans-- Qualified Plans......................................................36
   Employee Stock Purchase Plans-- Non-Qualified Plans..................................................36
   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)..........37
   Options Backdating...................................................................................37
   Option Exchange Programs/Repricing Options...........................................................37
   Stock Plans in Lieu of Cash..........................................................................38
   Transfer Programs of Stock Options...................................................................38

Shareholder Proposals on Compensation...................................................................39
   Advisory Vote on Executive Compensation (Say-on-Pay).................................................39
   Compensation Consultants- Disclosure of Board or Company's Utilization...............................39
   Disclosure/Setting Levels or Types of Compensation for Executives and Directors......................39
   Pay for Superior Performance.........................................................................39
   Performance-Based Awards.............................................................................40
   Pension Plan Income Accounting.......................................................................41
   Pre-Arranged Trading Plans (10b5-1 Plans)............................................................41
   Recoup Bonuses.......................................................................................41
   Severance Agreements for Executives/Golden Parachutes................................................41
   Share Buyback Holding Periods........................................................................41
   Stock Ownership or Holding Period Guidelines.........................................................42
   Supplemental Executive Retirement Plans (SERPs)......................................................42
   Tax Gross-Up Proposals...............................................................................42

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES.........................................................42

Consumer Issues and Public Safety.......................................................................42
   Animal Rights........................................................................................42
   Drug Pricing.........................................................................................42
   Drug Reimportation...................................................................................43
   Genetically Modified Foods...........................................................................43
   Handguns.............................................................................................43
   HIV/AIDS.............................................................................................43
   Predatory Lending....................................................................................43
   Tobacco..............................................................................................43
   Toxic Chemicals......................................................................................43
   Tobacco..............................................................................................43

Environment and Energy..................................................................................43
   Arctic National Wildlife Refuge......................................................................43
   CERES Principles.....................................................................................43
   Climate Change.......................................................................................43
   Concentrated Area Feeding Operations (CAFOs).........................................................43
   Envirionmental-Economic Risk Report..................................................................43
   Environmental Reports................................................................................43
   Global Warming.......................................................................................43
   Kyoto Protocol Compliance............................................................................43
   Land Use.............................................................................................43
   Nuclear Safety.......................................................................................43
   Operations in Protected Areas........................................................................43
   Recycling............................................................................................43
   Renewable Energy.....................................................................................43
   Sustainability Report................................................................................44

 General Corporate Issues...............................................................................44
   Charitable/Political Contributions...................................................................44
   Disclosure of Lobbying Expenditures/Initiatives......................................................44
   Link Executive Compensation to Social Performance....................................................44
   Outsourcing/Offshoring...............................................................................44

Labor Standards and Human Rights........................................................................44
   China Principles.....................................................................................44
   Country-specific Human Rights Reports................................................................44
   International Codes of Conduct/Vendor Standards......................................................44
   MacBride Principles..................................................................................44

Military Business.......................................................................................44
   Foreign Military Sales/Offsets.......................................................................44
   Landmines and Cluster Bombs..........................................................................44
   Nuclear Weapons......................................................................................44
   Operations in Nations Sponsoring Terrorism...........................................................44
   Space-Based Weaponization............................................................................44

Workplace Diversity.....................................................................................44
   Board Diversity......................................................................................44
   Equal Employment Opportunity (EEO)...................................................................44
   Glass Ceiling........................................................................................44
   Sexual Orientation...................................................................................44


10. MUTUAL FUND PROXIES.................................................................................45
   Election of Directors................................................................................45
   Converting Closed-end Fund to Open-end Fund..........................................................45
   Proxy Contests.......................................................................................45
   Investment Advisory Agreements.......................................................................45
   Approving New Classes or Series of Shares............................................................45
   Preferred Stock Proposals............................................................................45
   1940 Act Policies....................................................................................46
   Changing a Fundamental Restriction to a Nonfundamental Restriction...................................46
   Change Fundamental Investment Objective to Nonfundamental............................................46
   Name Change Proposals................................................................................46
   Change in Fund's Subclassification...................................................................46
   Disposition of Assets/Termination/Liquidation........................................................46
   Changes to the Charter Document......................................................................46
   Changing the Domicile of a Fund......................................................................47
   Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval.................47
   Distribution Agreements..............................................................................47
   Master-Feeder Structure..............................................................................47
   Mergers..............................................................................................47

Shareholder Proposals for Mutual Funds..................................................................48
   Establish Director Ownership Requirement.............................................................48
   Reimburse Shareholder for Expenses Incurred..........................................................48

Terminate the Investment Advisor........................................................................48

1. OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:
     o The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;
     o    Motivation and rationale for establishing the agreements;
     o    Quality of disclosure; and
     o    Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:
     o An auditor has a financial interest in or association with the company, and is therefore not independent;
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
     o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:
Non-audit   ("other")   fees   >audit   fees   +   audit-related   fees   +  tax
compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
     o    The tenure of the audit firm;
     o    The length of rotation specified in the proposal;
     o    Any significant audit-related issues at the company;
     o    The number of Audit Committee meetings held each year;
     o    The number of financial experts serving on the committee; and
     o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.


2. BOARD OF DIRECTORS:
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(1) from individual directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
     o    Sit on more than six public company boards;
     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
     o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
     o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
     o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
     o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
     o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors";
     o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
     o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
     o    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
     o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
     o Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
     o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
     o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
     o The company fails to submit one-time transfers of stock options to a shareholder vote;
     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2008 Classification of Directors

====================================================================================================================
Inside Director (I)
o        Employee of the company or one of its affiliates(1);
o        Non-employee officer of the company if among the five most highly paid individuals (excluding interim
         CEO);
o        Listed as a Section 16 officer(2);
o        Current interim CEO;
o        Beneficial owner of more than 50 percent of the company's voting power
         (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)
o        Board attestation that an outside director is not independent;
o        Former CEO of the company(3);
o        Former CEO of an acquired company within the past five years;
o        Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(4)
o Former executive(2) of the company, an affiliate or an acquired firm within the past five years; o Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from
         the parent/predecessor within the past five years;
o        Executive(2), former executive, general or limited partner of a joint venture or partnership with the company;
o        Relative(5) of a current Section 16 officer of company or its affiliates;
o        Relative(5) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees;
         the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
o Relative(5) of former Section 16 officer, of company or its affiliate within the last five years; o Currently provides (or a relative(5) provides)
professional services(6) to the company, to an affiliate
         of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
o        Employed by (or a relative(5) is employed by) a significant customer or supplier(7);
o        Has (or a relative(5) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (7)
o Any material financial tie or other related party transactional relationship to the company; o Party to a voting agreement to vote in line with management on proposals being brought to shareholder
         vote;
o        Has (or a relative(5) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (8)
o        Founder (9) of the company but not currently an employee;
o        Is (or a relative(5) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(7) from the company or its affiliates(1).

 Independent Outside Director (IO)
o No material(10) connection to the company other than a board seat.

Footnotes:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2)  "Executives" (officers subject to Section 16 of the Securities and Exchange
     Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g.
     corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

(3) Includes any former CEO of the company prior to the company's initial public offering (IPO).

(4) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(5) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(6)  Professional  services  can be  characterized  as  advisory  in nature  and generally include the following:  investment  banking / financial  advisory
     services;   commercial  banking  (beyond  deposit   services);   investment
     services;   insurance  services;   accounting/audit  services;   consulting
     services; marketing services; and legal services. The case of participation in  a  banking  syndicate  by  a  non-lead  bank  should  be  considered  a transaction (and hence subject to the associated  materiality  test) rather than a professional relationship.

(7) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(8) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(9)  The  operating  involvement  of  the  Founder  with  the  company  will  be considered.  Little to no operating  involvement may cause PPMA to deem the
     Founder as an independent  outsider.  (10) For purposes of PPMA's  director independence  classification,  "material"  will be defined as a standard of relationship  (financial,  personal or otherwise) that a reasonable  person might  conclude  could  potentially  influence  one's  objectivity  in  the
     boardroom  in  a  manner  that  would  have  a  meaningful   impact  on  an
     individual's  ability to satisfy requisite fiduciary standards on behalf of shareholders.
 ====================================================================================================================

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting.
Generally vote FOR proposals to restore or provide for cumulative voting unless:
     o The company has proxy access or a similar structure(2) to allow shareholders to nominate directors to the company's ballot; and
     o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
     o    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholders' ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
          o presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
          o serves as liaison between the chairman and the independent directors;
          o    approves information sent to the board;
          o    approves meeting agendas for the board;
          o approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
          o    has the authority to call meetings of the independent directors;
          o if requested by major shareholders, ensures that he is available for consultation and direct communication;
     o The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
     o The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
     o    Two-thirds independent board;
     o    All independent key committees;
     o    Established governance guidelines;
     o The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and
     o    The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.) Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
     o Effectively disclosed information with respect to this structure to its shareholders;
     o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
     o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS
Vote  shareholder  proposals  asking for open or proxy access on a  CASE-BY-CASE
basis,   taking  into  account:
     o    The ownership threshold proposed in the resolution;
     o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

PERFORMANCE TEST FOR DIRECTORS
On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures: One measurement is a market-based performance metric and three measurements are tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return
(TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance. The table below summarizes the framework:

------------------------ ------------------------ ----------------- ---------------------
METRICS                  BASIS OF EVALUATION      WEIGHTING         2ND WEIGHTING
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
OPERATIONAL PERFORMANCE                                             50%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR AVERAGE PRE-TAX   MANAGEMENT EFFICIENCY    33.3%
OPERATING ROIC OR ROAA*  IN DEPLOYING ASSETS
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR SALES GROWTH      TOP-LINE                 33.3%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR EBITDA GROWTH     CORE-EARNINGS            33.3%
OR OPERATING INCOME
GROWTH*
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
SUB TOTAL                                         100%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
STOCK PERFORMANCE                                                   50%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR TSR               MARKET
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
TOTAL                                                               100%
------------------------ ------------------------ ----------------- ---------------------

*Metric applies to companies in the financial sector
Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:
     o    Year-to-date performance;
     o    Situational circumstances;
     o    Change in management/board;
     o    Overall governance practices.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering the following factors:
     o Long-term financial performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o Strategic plan of dissident slate and quality of critique against management;
     o Likelihood that the proposed goals and objectives can be achieved (both slates);
     o    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
     o The election of fewer than 50% of the directors to be elected is contested in the election;
     o    One or more of the dissident's candidates is elected;
     o    Shareholders  are not permitted to cumulate their votes for directors;
          and
     o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
     o    Shareholders have approved the adoption of the plan; or
     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.


5. MERGERS AND CORPORATE RESTRUCTURINGS
OVERALL APPROACH
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
     o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
     o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
     o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
     o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
     o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
     o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with rights of appraisal.


ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
     o    Purchase price;
     o    Fairness opinion;
     o    Financial and strategic benefits;
     o    How the deal was negotiated;
     o    Conflicts of interest;
     o    Other alternatives for the business;
     o    Non-completion risk.

ASSET SALES
Vote CASE-BY-CASE on asset sales, considering the following factors:
     o    Impact on the balance sheet/working capital;
     o Potential elimination of diseconomies; o Anticipated financial and operating benefits;
     o    Anticipated use of funds;
     o    Value received for the asset;
     o    Fairness opinion;
     o    How the deal was negotiated;
     o    Conflicts of interest.

BUNDLED PROPOSALS
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
     o    Dilution to existing shareholders' position;
     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
     o    The reasons for the change;
     o    Any financial or tax benefits;
     o    Regulatory benefits;
     o    Increases in capital structure;
     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
     o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
     o    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)
Vote CASE-BY-CASE on going private transactions, taking into account the following:
     o    Offer price/premium;
     o    Fairness opinion;
     o    How the deal was negotiated;
     o    Conflicts of interest;
     o    Other alternatives/offers considered; and
     o    Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:
     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
     o    Cash-out value;
     o Whether the interests of continuing and cashed-out shareholders are balanced; and
     o    The market reaction to public announcement of transaction.

JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
     o    Percentage of assets/business contributed;
     o    Percentage ownership;
     o    Financial and strategic benefits;
     o    Governance structure;
     o    Conflicts of interest;
     o    Other alternatives;
     o    Noncompletion risk.

LIQUIDATIONS
Vote CASE-BY-CASE on liquidations, taking into account the following:
     o    Management's efforts to pursue other alternatives;
     o    Appraisal value of assets; and
     o    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
     o    Dilution to existing shareholders' position;
     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Vote CASE-BY-CASE on spin-offs, considering:
     o    Tax and regulatory advantages;
     o    Planned use of the sale proceeds;
     o    Valuation of spinoff;
     o    Fairness opinion;
     o    Benefits to the parent company;
     o    Conflicts of interest;
     o    Managerial incentives;
     o    Corporate governance changes;
     o    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
     o    Prolonged poor performance with no turnaround in sight;
     o    Signs of entrenched board and management;
     o    Strategic plan in place for improving value;
     o    Likelihood of receiving reasonable value in a sale or dissolution; and
     o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), valuating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:
     o    The reasons for reincorporating;
     o    A comparison of the governance provisions;
     o    Comparative economic benefits; and
     o    A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote  AGAINST   proposals  that  ask  the  board  to  consider   non-shareholder
constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
     o    Rationale;
     o Good performance with respect to peers and index on a five-year total shareholder return basis;
     o    Absence of non-shareholder approved poison pill;
     o    Reasonable equity compensation burn rate;
     o    No non-shareholder approved pay plans; and
     o    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders;
     o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Vote CASE-BY-CASE on shareholder  proposals that seek preemptive rights,  taking
into  consideration:   the  size  of  a  company,  the  characteristics  of  its
shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: o More simplified capital structure;
     o    Enhanced liquidity;
     o    Fairness of conversion terms;
     o    Impact on voting power and dividends;
     o    Reasons for the reclassification;
     o    Conflicts of interest; and
     o    Other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
     o    Adverse governance changes;
     o    Excessive increases in authorized capital stock;
     o    Unfair method of distribution;
     o    Diminution of voting rights;
     o    Adverse conversion features;
     o    Negative impact on stock option plans; and
     o    Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION
EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
     o    The total cost of the company's equity plans is unreasonable;
     o The plan expressly permits the repricing of stock options without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

Each of these factors is described below:

COST OF EQUITY PLANS
Generally,  vote  AGAINST  equity  plans  if  the  cost  is  unreasonable.   For
non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.


PAY-FOR-PERFORMANCE DISCONNECT
Generally vote AGAINST plans in which:
     o There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
     o    The main source of the pay increase (over half) is equity-based; and
     o    The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     o The compensation committee has reviewed all components of the CEO's compensation, including the following:
               -    Base salary, bonus, long-term incentives;
               - Accumulative realized and unrealized stock option and restricted stock gains;
               - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
               -    Earnings  and  accumulated  payment  obligations  under  the company's nonqualified deferred compensation program;
               -    Actual  projected  payment  obligations  under the company's supplemental executive retirement plan (SERPs).

     o A tally sheet with all the above components should be disclosed for the following termination scenarios:
               -    Payment if termination occurs within 12 months: $_____;
               - Payment if "not for cause" termination occurs within 12 months: $_____;
               - Payment if "change of control" termination occurs within 12 months: $_____.

     o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(3) or performance-accelerated grants.(4) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT
Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year. The annual burn rate is calculated as follows: Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

2008 Burn Rate Table

                                                       Russell 3000                                 Non-Russell 3000
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
                                                                Standard                                 Standard
GICS           Description                             Mean     Deviation     Mean+STDEV        Mean     Deviation     Mean+STDEV
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
1010           Energy                                  1.71%    1.39%         3.09%             2.12%    2.31%         4.43%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
1510           Materials                               1.16%    0.77%         1.93%             2.23%    2.26%         4.49%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2010           Capital Goods                           1.51%    1.04%         2.55%             2.36%    2.03%         4.39%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2020           Commercial Services & Supplies          2.35%    1.70%         4.05%             2.20%    2.03%         4.23%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2030           Transportation                          1.59%    1.22%         2.80%             2.02%    2.08%         4.10%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2510           Automobiles & Components                1.89%    1.10%         2.99%             1.73%    2.05%         3.78%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2520           Consumer Durables & Apparel             2.02%    1.31%         3.33%             2.10%    1.94%         4.04%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2530           Hotels Restaurants & Leisure            2.15%    1.18%         3.33%             2.32%    1.93%         4.25%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2540           Media                                   1.92%    1.35%         3.27%             3.33%    2.60%         5.93%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2550           Retailing                               1.86%    1.04%         2.90%             3.15%    2.65%         5.80%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
3010, 3020,    Food & Staples Retailing                1.69%    1.23%         2.92%             1.82%    2.03%         3.85%
3030
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
3510           Health Care Equipment & Services        2.90%    1.67%         4.57%             3.75%    2.65%         6.40%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
3520           Pharmaceuticals & Biotechnology         3.30%    1.66%         4.96%             4.92%    3.77%         8.69%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4010           Banks                                   1.27%    0.88%         2.15%             1.07%    1.12%         2.19%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4020           Diversified Financials                  2.45%    2.07%         4.52%             4.41%    5.31%         9.71%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4030           Insurance                               1.21%    0.93%         2.14%             2.07%    2.28%         4.35%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4040           Real Estate                             1.04%    0.81%         1.85%             0.80%    1.21%         2.02%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4510           Software & Services                     3.81%    2.30%         6.11%             5.46%    3.81%         9.27%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4520           Technology Hardware & Equipment         3.07%    1.74%         4.80%             3.43%    2.40%         5.83%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
               Semiconductors & Semiconductor
4530           Equipment                               3.78%    1.81%         5.59%             4.51%    2.30%         6.81%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
5010           Telecommunication Services              1.57%    1.23%         2.80%             2.69%    2.41%         5.10%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
5510           Utilities                               0.72%    0.50%         1.22%             0.59%    0.66%         1.25%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

------------------------------------------------------- -------------------------------------------------------------------
ANNUAL STOCK PRICE VOLATILITY                           MULTIPLIER
------------------------------------------------------- -------------------------------------------------------------------
54.6% and higher                                        1 full-value award will count as 1.5 option shares
------------------------------------------------------- -------------------------------------------------------------------
36.1% or higher and less than 54.6%                     1 full-value award will count as 2.0 option shares
------------------------------------------------------- -------------------------------------------------------------------
24.9% or higher and less than 36.1%                     1 full-value award will count as 2.5 option shares
------------------------------------------------------- -------------------------------------------------------------------
16.5% or higher and less than 24.9%                     1 full-value award will count as 3.0 option shares
------------------------------------------------------- -------------------------------------------------------------------
7.9% or higher and less than 16.5%                      1 full-value award will count as 3.5 option shares
------------------------------------------------------- -------------------------------------------------------------------
Less than 7.9%                                          1 full-value award will count as 4.0 option shares
------------------------------------------------------- -------------------------------------------------------------------

POOR PAY PRACTICES
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

     o    Egregious employment contracts:
          >> Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

     o    Excessive perks:
          >> Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

     o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
          >> Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

     o    Egregious  pension/SERP   (supplemental   executive  retirement  plan)
          payouts:
          >> Inclusion of additional years of service not worked that result in significant payouts
          >> Inclusion of performance-based equity awards in the pension calculation;

     o    New CEO with overly generous new hire package:
          >>   Excessive "make whole" provisions;
          >>   Any of the poor pay practices listed in this policy;

     o    Excessive severance and/or change-in-control provisions:
          >>   Inclusion of excessive  change-in-control  or severance payments, especially those with a multiple in excess of 3X cash pay;
          >>   Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);
          >> Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
          >> Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

     o    Poor disclosure practices:
          >>   Unclear explanation of how the CEO is involved in the pay setting process;
          >>   Retrospective performance targets and methodology not discussed;
          >>   Methodology  for  benchmarking  practices  and/or  peer group not disclosed and explained;

     o    Internal Pay Disparity:
          >> Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

     o    Options backdating (covered in a separate policy);

     o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
DIVIDEND EQUIVALENT RIGHTS
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OPTION OVERHANG COST
Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

     o PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

     o OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:
          o The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;
          o The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;
          o    The general vesting provisions of option grants; and
          o The distribution of outstanding option grants with respect to the named executive officers;

     o Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

     o Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

ADVISORY VOTE ON EXECUTIVE COMPENSATION  (SAY-ON-PAY)  MANAGEMENT PROPOSALS
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

1.   The following five global principles apply to all markets:

     o Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
     o Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
     o Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
     o Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
     o Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

RELATIVE CONSIDERATIONS:
     o Assessment of performance metrics relative to business strategy, as discussed and explained in the CDandA;
     o    Evaluation   of  peer   groups   used  to  set  target  pay  or  award
          opportunities;
     o Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
     o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

DESIGN CONSIDERATIONS:
     o    Balance of fixed versus performance-driven pay;
     o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

COMMUNICATION CONSIDERATIONS:

     o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
     o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          - A minimum vesting of three years for stock options or restricted stock; or
          - Deferred stock payable at the end of a three-year deferral period. o Mix between cash and equity:
          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
     o No retirement/benefits and perquisites provided to non-employee directors; and
     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85 percent of fair market value;
     o    Offering period is 27 months or less; and
     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
     o    Purchase price is less than 85 percent of fair market value; or
     o    Offering period is greater than 27 months; or
     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
     o    Length of time of options backdating;
     o    Size of restatement due to options backdating;
     o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
     o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
     o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
     o Rationale for the re-pricing--was the stock price decline beyond management's control?
     o    Is this a value-for-value exchange?
     o    Are surrendered stock options added back to the plan reserve?
     o Option vesting--does the new option vest immediately or is there a black-out period?
     o Term of the option--the term should remain the same as that of the replaced option;
     o    Exercise price--should be set at fair market or a premium to market;
     o    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote   FOR   non-employee    director-only   equity   plans   that   provide   a
dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
     o Executive officers and non-employee directors are excluded from participating;
     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term. Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
     o    Eligibility;
     o    Vesting;
     o    Bid-price;
     o    Term of options;
     o Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION
ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:
     o Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;
     o Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
     o Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
     o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;
     o Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:
     o What aspects of the company's annual and long-term equity incentive programs are performance driven?
     o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
     o Can shareholders assess the correlation between pay and performance based on the current disclosure?
     o What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
     o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
     o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
     o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
     o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
     o    An executive may not trade in company stock outside the 10b5-1 Plan.
     o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration: o If the company has adopted a formal recoupment bonus policy; or o If the company has chronic restatement history or material financial problems.


SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
     o    The triggering mechanism should be beyond the control of management;
     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SHARE BUYBACK HOLDING PERIODS
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:
     o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
     o    Rigorous stock ownership guidelines, or
     o A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
     o    A meaningful retention ratio,
     o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.


9. CORPORATE RESPONSIBILITY
Generally vote with Management on the following Corporate Responsibility issues:

CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS

DRUG PRICING

DRUG RE-IMPORTATION

GENETICALLY MODIFIED FOODS

HANDGUNS

HIV/AIDS

PREDATORY LENDING

TOBACCO

TOXIC CHEMICALS

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE

CERES PRINCIPLES

CLIMATE CHANGE

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

ENVIRONMENTAL-ECONOMIC RISK REPORT

ENVIRONMENTAL REPORTS

GLOBAL WARMING

KYOTO PROTOCOL COMPLIANCE

LAND USE

NUCLEAR SAFETY

OPERATIONS IN PROTECTED AREAS

RECYCLING

RENEWABLE ENERGY

SUSTAINABILITY REPORT

GENERAL CORPORATE ISSUES
CHARITABLE/POLITICAL CONTRIBUTIONS

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

OUTSOURCING/OFFSHORING

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

MACBRIDE PRINCIPLES

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS

LANDMINES AND CLUSTER BOMBS

NUCLEAR WEAPONS

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

SPACE-BASED WEAPONIZATION

WORKPLACE DIVERSITY
BOARD DIVERSITY

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

GLASS CEILING

SEXUAL ORIENTATION

10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors: o Past performance as a closed-end fund; o Market in which the fund invests; o Measures taken by the board to address the discount; and o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:
     o    Past performance relative to its peers;
     o    Market in which fund invests;
     o    Measures taken by the board to address the issues;
     o Past shareholder activism, board activity, and votes on related proposals;
     o    Strategy of the incumbents versus the dissidents;
     o    Independence of directors;
     o    Experience and skills of director candidates;
     o    Governance profile of the company;
     o    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
     o    Proposed and current fee schedules;
     o    Fund category/investment objective;
     o    Performance benchmarks;
     o    Share price performance as compared with peers;
     o    Resulting fees relative to peers;
     o    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
     o    Stated specific financing purpose;
     o    Possible dilution for common shares;
     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
     o    Potential competitiveness;
     o    Regulatory developments;
     o    Current and potential returns; and
     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
     o    The fund's target investments;
     o    The reasons given by the fund for the change; and
     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS
Vote CASE-BY-CASE on name change proposals, considering the following factors:
     o    Political/economic changes in the target market;
     o    Consolidation in the target market; and
     o    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
     o    Potential competitiveness;
     o    Current and potential returns;
     o    Risk of concentration;
     o    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
     o    Strategies employed to salvage the company;
     o    The fund's past performance;
     o    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
     o    The degree of change implied by the proposal;
     o    The efficiencies that could result;
     o    The state of incorporation;
     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:
     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
     o Removal of shareholder approval requirement for amendments to the new declaration of trust;
     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
     o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
     o Regulations of both states; o Required fundamental policies of both states;
     o    The increased flexibility available.

Authorizing  the Board to Hire and  Terminate  Subadvisors  Without  Shareholder
Approval  Vote  AGAINST  proposals   authorizing  the  board  to  hire/terminate
subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
     o    Fees charged to comparably sized funds with similar objectives;
     o    The proposed distributor's reputation and past performance;
     o    The competitiveness of the fund in the industry;
     o    The terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote CASE-BY-CASE on merger proposals, considering the following factors:
     o    Resulting fee structure;
     o    Performance of both funds;
     o    Continuity  of  management   personnel;
     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
     o    Performance of the fund's Net Asset Value (NAV);
     o    The fund's history of shareholder relations;
     o    The performance of other funds under the advisor's management.




(1) In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2) Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.

(3) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(4) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

                                                     PRUDENTIAL ASSET MANAGEMENT
                                                             (SINGAPORE) LIMITED

CAP 27 - Proxy Voting Policies and Procedures

CHAPTER 27
PROXY VOTING POLICIES AND PROCEDURES


1.   BACKGROUND

     Companies should have as their objective the maximization of shareholder wealth, thereby contributing to the economy. Shareholders, as providers of equity capital, are the ultimate owners of companies.

     Prudential seeks to add value for its clients by pursuing an active investment policy through portfolio management decisions, through voting on resolutions at general meetings and by maintaining a continuing dialogue with company management. Meetings with companies will therefore occur on a regular basis. This enables us to monitor company development over time and assess progress against objectives.

2.   VOTING POLICY

     As a general policy we are supportive of the management of the companies in which we invest. However, when companies consistently fail to achieve our reasonable expectations we will actively promote changes. These changes might range from the formulation of a new strategy to the appointment of new management or non-executive directors.

     An active and informed voting policy is an integral part of our investment philosophy. Voting should never be divorced from the underlying investment activity. By exercising our votes we seek both to add value and to protect our interests as shareholders. We consider the issues, meet the management if necessary and vote accordingly. We would always seek to discuss any contentious resolutions before casting our votes in order to ensure that our objectives are understood and our votes will be cast in the best interests of our investors/clients.

     If a client has a proxy voting policy standing instruction with PAMS, PAMS shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

3.   TAKE-OVER BIDS

     Valuation by the stock market is an important benchmark for monitoring board performance. For a listed company the take-over bid or merger, can be a necessary and important protector of shareholder value.

     Our general policy is to support incumbent management in good standing. We reserve the right to support hostile bids when the management have either consistently failed to respond to the reasonable expectations of shareholders or where, in our judgment, the level of a bid fully recognizes the future prospects of the company.

4.   COMPENSATION PLANS

     It is clearly in the interest of shareholders that boards should have the ability to attract and retain the highest quality of personnel. Remuneration levels in different companies will be a market based judgment, taking business size and complexity into account and should reflect relative performance.

5.   CAPITAL RAISING

     Capital used by companies is derived from equity, debt and other creditors. The rights of lenders and other creditors are precisely defined in law. This contrasts with the economic interest of shareholders providing the equity capital. Protection of the shareholders' position relies largely upon ownership, with the right to vote at company meetings and thereby determine company articles and board membership.

     We support the principle of pre-emption because shareholder wealth is nearly always lost if companies raise capital for potentially wealth creating opportunities from new investors rather than raising capital on comparable terms from existing shareholders. It is therefore incumbent upon boards to demonstrate clearly why any departure from this principle is in the best interests of the existing owners/clients/investors.

6.   CORPORATE RESPONSIBILITY

     "Corporate responsibility" describes the overall framework within which companies and investors approach their business, with particular emphasis on environment, community and employment issues.

     Growth and wealth creation remain the cornerstones of prosperity. We believe that well managed business will as a matter of course take account of wider social and environmental issues in taking their businesses forward.

7.   VOTING PROCESS

     o    Voting is undertaken by the country or sector specialist.

     o It must be ensured that there are no conflicts of interest in the exercise of votes. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer and may be required to abstain him or herself from the proxy voting process.

     o In respect of voting rights relating to investment of a collective investment scheme / unit trust, where the manager could face conflicts of interest, the votes to be exercised in consultation with the trustee, where applicable.

     o Any votes against management should be approved in writing by one of the Chief Investment Officers or Head of Investment and copy of approval with explanations should be kept. There may be exceptional circumstances where we believe that it is in the best interests of our clients/investors to vote in a manner different to that outlined in this Proxy Voting Policies and Procedures or abstain from voting. In such circumstances, the reasons should be provided and kept in record. PAMS Compliance may from time to time request country or sector specialist undertaking the voting for such approval records.

     o Voting will be governed by the requirements under the investment management agreement, prospectus and local laws.

     o On voting analysis, our Hong Kong affiliate, Prudential Asset Management (Hong Kong) Limited ("PAMHK") has engaged an independent third party services, Institutional Shareholder Services ("ISS") to provide research and recommendations in connection with the voting of proxies whilst PAMHK retains final authority and fiduciary responsibility for the voting of proxies. ISS shall deliver to PAMHK research and vote recommendations electronically for analysis.

8.   CONFLICTS

     From time to time, proxy voting proposals may raise conflicts between the interests of our clients and the interests of PAMS and its employees. We must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients' best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

     o Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with PAMS;

     o    A proponent of a proxy proposal has a business relationship with PAMS;

     o PAMS has business relationships with participants in proxy contests, corporate directors or director candidates;

     o    A  PAMS  employee  has  a  personal  interest;   e.g.,  through  stock
          ownership, having a spouse working at the company, etc. in the outcome of a particular matter before shareholders; or

     o    A  PAMS  employee  has  a  business  or  personal   relationship  with
          participants in proxy contests, corporate directors or director candidates.

     The Investment Committee is primarily responsible for identifying possible material conflicts with respect to proxy voting proposals. Issues raising possible conflicts of interest are referred to Chief Compliance Officer for resolution. Application of these guidelines or voting in accordance with the ISS vote recommendation should, in most cases, adequately address any possible conflicts of interest.

8.   PROCEDURE

     o    Corporate action team in Singapore receive notice from custodian.

     o The notice is forwarded by corporate action team to the fund manager / country specialist / sector specialist for their decision.

     o    Corporate action team then communicates the decision to the custodian.

     o A record of how the votes should be exercised should be maintained for a period as prescribed under the local laws.


If any queries, please check with your respective Chief Investment Officer.

                              RED ROCKS CAPITAL LLC
                 PROXY VOTING POLICY, PROCEDURES AND GUIDELINES
                                NOVEMBER 19, 2007


OVERVIEW

An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

POLICY SUMMARY

Red Rocks Capital LLC ("RRC") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. RRC will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding RRC's proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within RRC. Advisory clients may obtain information on how their proxies were voted by RRC. However, RRC will not selectively disclose its investment company clients' proxy voting records to third parties; the investment company clients' proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company's proxy voting record for 12-month periods ending June 30th.

POLICY:

All proxies regarding client securities for which RRC has authority to vote will, unless RRC determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by RRC to be in the best interest of RRC's clients without regard to any resulting benefit or detriment to RRC or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as RRC determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, RRC will vote as the client clearly instructs, provided RRC receives such instructions in time to act accordingly.

RRC endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when RRC expects to routinely refrain from voting:

     1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

     2. Proxies will usually not be voted in cases where RRC deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

RRC seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).


PROCEDURES AND CONTROLS:

I.   PROXY COMMITTEE

RRC has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee's responsibilities.

The Proxy Committee's functions include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

     (b) review at least  annually of this Proxy Voting  Policy and Procedure to
     ensure   consistency  with  internal   policies,   client  disclosures  and
     regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

     (d) development and modification of Voting Procedures, as stated in Section VI, as it deems appropriate or necessary.

II.  RRC'S INVESTMENT ASSOCIATES

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients' best interest as defined above. Information regarding RRC's proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of RRC and within RRC on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest - Additional Procedures). A research analyst or portfolio manager must disclose to RRC's Chief Compliance Officer in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation and communicating it to the Compliance Department.

Research analysts and portfolio managers should seek advice from Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by RRC, an RRC affiliate, or a RRC associate that creates an incentive (or appearance thereof) to favor the interests of RRC, the affiliate, or associate, rather than the clients' interests. For example, RRC may have a conflict of interest if either RRC has a significant business relationship with a company that is soliciting a proxy, or if an RRC associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence RRC's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, RRC will seek to resolve it in the clients' best interests.

For those proxy proposals that: (1) are not addressed by RRC's proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an RRC investment associate believes that an exception to the guidelines may be in the best economic interest of RRC's clients (collectively, "Proxy Referrals"), RRC may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if RRC or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. RRC investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to RRC's Chief Compliance Officer in writing (see Appendix B - "Conflicts of Interest Disclosure and Certification Form"). Compliance will consider information about RRC's significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be excused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC's policy is to invoke one or more of the following conflict management procedures:

     1. Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC's proxy voting agent);
     2. Causing the proxies to be delegated to a qualified, independent third party, which may include RRC's proxy voting agent.
     3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to RRC's clients so that they may vote the proxies directly.

AFFILIATE INVESTMENT COMPANIES AND PUBLIC COMPANIES

RRC considers proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

MANAGEMENT OF CONFLICTS OF INTEREST - ADDITIONAL PROCEDURES

RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

     1. RRC's Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of RRC's Clients.

     2. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

          o To disclose in writing to RRC's Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how RRC will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

          o To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

     3. In certain circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. ("ISS") or another independent third party. RRC has undertaken a review of ISS' conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that RRC determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV.  PROXY VOTING GUIDELINES

A.   RRC'S PROXY VOTING GUIDELINES - GENERAL PRACTICES.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. RRC will use an independent, third-party vendor to implement its proxy voting process as RRC's proxy voting agent. In general, whenever a vote is solicited, ISS will execute the vote according to RRC's Voting Guidelines.

B.   ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED BY VOTING GUIDELINES.

A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C.   OTHER PROXY PROPOSALS
For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS' or an individual client's guidelines.

     1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

     2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

     3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

     4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. In general, RRC will refrain from voting such securities. However, in the exceptional circumstances that RRC determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

     5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

     6. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

     7. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V.   VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

     1. RRC will use an independent, third-party vendor, to implement its proxy voting process as RRC's proxy voting agent. This retention is subject to RRC continuously assessing the vendor's independence from RRC and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with RRC's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and RRC's clients, on the other hand. As means of performing this assessment, RRC will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

     2. ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of RRC in accordance with this Policy.

     3. On a daily basis, RRC will send to ISS a holdings file detailing each equity holding held in all accounts over which RRC has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

     4. ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for RRC accounts. ISS will then reconcile information it receives from RRC with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to RRC.

5. Whenever a vote is solicited, ISS will execute the vote according to RRC's Voting Guidelines which will be delivered by RRC to ISS as set forth in Appendix A and anytime there is a material change to these guidelines.
          o If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to RRC over a secure website. RRC personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS' understanding of the Voting Guidelines previously delivered to ISS. RRC will promptly provide ISS with any
               amendments  or   modifications   to  the  Voting   Guidelines  if
               necessary. RRC will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

6. Each time that ISS sends RRC a request to vote, the request will be accompanied by the recommended vote determined in accordance with RRC's Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of RRC's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform RRC of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

7. ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by RRC on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients RRC will receive a report from ISS detailing RRC's voting for the previous period.

VI.  SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII. ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to RRC's Chief Compliance Officer. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VIII. MONITORING

RRC's Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department's monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with RRC's Proxy Guidelines; and (2) review of fund website to ensure that annual reports are posted in a timely and accurate manner. Additionally, RRC will review ISS' conflicts of interest policies.

IX.  AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in RRC's Form ADV. Upon receipt of a Client's request for more information, RRC will provide to the Client a copy of this Policy and/or how RRC voted proxies for the Client pursuant to this Policy for up to a one-year period. It is RRC's policy not to disclose how it voted a client's proxy to third parties.

With respect to its investment company clients, RRC will not selectively disclose its investment company clients' proxy voting records; rather, ALPS will disclose such information by publicly available annual filings. RRC will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. RRC will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

     o    The name of the issuer of the security;
     o The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);
     o The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);
     o    The shareholder meeting date;
     o    A brief identification of the matter voted on;
     o    Whether the matter was proposed by the issuer or by a security holder;
     o    Whether the company cast its vote on the matter;
     o How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and
     o    Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

     o    Proxy Committee Meeting Minutes and Other Materials
     o Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations
     o Conflicts of Interest Review Documentation, including Conflicts of Interest Forms
     o    Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of RRC for the first three years.

                                   APPENDIX A
                       SUMMARY OF PROXY VOTING GUIDELINES

1.   AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent o Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
     o    Historic trading patterns
     o    Rationale for the repricing
     o    Value-for-value exchange
     o    Option vesting
     o    Term of the option
     o    Exercise price
     o    Participation

EMPLOYEE STOCK PURCHASE PLANS Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85 percent of fair market value
     o    Offering period is 27 months or less, and
     o    Potential  voting power  dilution  (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human
rights,   military  business,   and  workplace  diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B

                      CONFLICTS OF INTEREST DISCLOSURE FORM


RED ROCKS CAPITAL LLC
PROXY VOTING CONFLICT
OF INTEREST DISCLOSURE FORM

1.   COMPANY NAME:________________________________________________

2.   DATE OF MEETING:_____________________________________________

3.   REFERRAL ITEM(S):____________________________________________

4. DESCRIPTION OF RRC'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST: ______________________________________
     ___________________________________________________________________________

4.   DESCRIBE PROCEDURES USED TO ADDRESS ANY CONFLICT OF INTEREST:

Compliance will consider information about RRC's significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC's policy is to invoke one or more of the following conflict management procedures:

     a. Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC's proxy voting agent);
     b. Causing the proxies to be delegated to a qualified, independent third party, which may include RRC's proxy voting agent.
     c. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to RRC's clients so that they may vote the proxies directly.

AFFILIATE INVESTMENT COMPANIES AND PUBLIC COMPANIES

RRC considers (1) proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

MANAGEMENT OF CONFLICTS OF INTEREST - ADDITIONAL PROCEDURES

RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

     a. RRC's Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of RRC's Clients.

     b. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

          o To disclose in writing to RRC's Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how RRC will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

          o To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

     c. In certain circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. ("ISS") or another independent third party. RRC has undertaken a review of ISS' conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that RRC determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.


6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE RRC (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:


CERTIFICATION
The undersigned employee of RRC certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

                        TEMPLETON GLOBAL ADVISORS LIMITED

                       PROXY VOTING POLICIES & PROCEDURES


RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Templeton Global Advisors Limited (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a
wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS
All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.   The issuer is a client(1) of Investment Manager or its affiliates;

2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);(2)

4. An Access Person(3) of Investment Manager or its affiliates also serves as a director or officer of the issuer;

5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member(4) of such director or trustee, also serves as an officer or director of the issuer; or

6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment
Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

     1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

     2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

     3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

     4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

     5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

     6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

     8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

     9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

     10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

     11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

     13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

     14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

     15.  At least annually, the Proxy Group will verify that:

          o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

          o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

          o    Adequate   disclosure   has  been  made  to   clients   and  fund
               shareholders about the procedures and how proxies were voted; and

          o Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at WWW.FRANKLINTEMPLETON.COM and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.COM no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to WWW.FRANKLINTEMPLETON.CA no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.




As of January 2, 2008


---------------------------------------
(1) For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

(2) The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

(3) "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

(4) The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

TRP 2008 Proxy Voting Policies and Procedures.doc
Updated: March 2008

                          T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                  PROXY VOTING POLICIES AND PROCEDURES


RESPONSIBILITY TO VOTE PROXIES

     T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

     T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

     FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS.  One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

     PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

     INVESTMENT SERVICES GROUP. The Investment Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

     PROXY ADMINISTRATOR. The Investment Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

     In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group ("RMG"), formerly known as Institutional Shareholder Services ("ISS"), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

MEETING NOTIFICATION

     T. Rowe Price utilizes RMG's voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG's web-based application. RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

     RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

     Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

     Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

     ELECTION OF DIRECTORS - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence and who serve on key board committees. We withhold votes from directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for failing to establish a formal nominating committee. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards' accountability to shareholders, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

o ANTI-TAKEOVER, CAPITAL STRUCTURE AND CORPORATE GOVERNANCE ISSUES - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

o EXECUTIVE COMPENSATION ISSUES - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under-performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members.

     MERGERS AND ACQUISITIONS - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment. o

     SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG's proxy research. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company's business or operations which have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and other public policy issues that are particularly relevant to their businesses.

     GLOBAL PORTFOLIO COMPANIES - RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG's general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

     VOTES AGAINST COMPANY MANAGEMENT - Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

     INDEX AND PASSIVELY MANAGED ACCOUNTS - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

     DIVIDED VOTES - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

     SHAREBLOCKING - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

     SECURITIES ON LOAN - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.


VOTE EXECUTION AND MONITORING OF VOTING PROCESS

     Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG's Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

     On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

     Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

     The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

     SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


REPORTING AND RECORD RETENTION

     Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

     T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by RMG in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                       Wellington Management Company, llp
                      Global Proxy Policies and Procedures

INTRODUCTION

Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these GLOBAL PROXY POLICIES AND PROCEDURES, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

STATEMENT OF POLICIES As a matter of policy, Wellington Management:

1

Takes responsibility for voting client proxies only upon a client's written request.

2

Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.



5

Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6

Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7

Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these GLOBAL PROXY POLICIES AND PROCEDURES, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these GLOBAL PROXY POLICIES AND PROCEDURES and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Corporate Governance Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written GLOBAL PROXY POLICIES AND PROCEDURES and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL PROXY VOTING

AUTHORIZATION TO VOTE
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

RECEIPT OF PROXY
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION
To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

RESEARCH

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING
Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

     o Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (I.E., "For", "Against", "Abstain") are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

     o Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

     o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate
Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance
Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING
Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS
Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

ADDITIONAL INFORMATION
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's GLOBAL PROXY POLICIES AND PROCEDURES may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its GLOBAL PROXY POLICIES AND PROCEDURES, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.


Dated: April 1, 2007

                       Wellington Management Company, llp
                         Global Proxy Voting Guidelines


Wellington Management Company, llp

INTRODUCTION

Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these GLOBAL PROXY VOTING GUIDELINES to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these GLOBAL PROXY VOTING GUIDELINES are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

     o    Election of Directors: Case-by-Case

          Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

     o    Classify  Board of  Directors:  Against

          We will also vote in favor of shareholder proposals seeking to declassify boards.

     o    Adopt Director Tenure/Retirement Age (SP): Against

     o    Adopt  Director & Officer  Indemnification: For

          We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

     o    Allow Special Interest Representation to Board (SP): Against

     o Require Board Independence: For

          Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

     o    Require Key Board Committees to be Independent. For
          Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

     o    Require a Separation of Chair and CEO or Require a For
          Lead Director:

     o    Approve Directors' Fees: For

     o    Approve Bonuses for Retiring Directors: Case-by-Case

     o    Elect Supervisory Board/Corporate Assembly: For

     o    Elect/Establish Board Committee: For

     o    Adopt Shareholder Access/Majority Vote on Election of Case-by-Case

          Directors (SP):

          Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy.

          Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (I.E., total votes ELIGIBLE to be cast as opposed to actually cast) standard.

MANAGEMENT COMPENSATION

     o    Adopt/Amend Stock Option Plans: Case-by-Case

     o    Adopt/Amend Employee Stock Purchase Plans: For

     o    Approve/Amend Bonus Plans: Case-by-Case

          In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

     o    Approve Remuneration Policy: Case-by-Case

     o    Exchange Underwater Options: Case-by-Case

          Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

     o    Eliminate  or  Limit   Severance   Agreements   (Golden   Case-by-Case
          Parachutes):

          We will  oppose  excessively  generous  arrangements,  but may support
          agreements   structured  to  encourage   management  to  negotiate  in
          shareholders' best economic interest.

     o Shareholder Approval of Future Severance Agreements Case-by-Case Covering Senior Executives (SP):
          We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

     o    Expense Future Stock Options (SP): For

     o    Shareholder Approval of All Stock Option Plans (SP): For

     o    Disclose All Executive Compensation (SP): For


REPORTING OF RESULTS

     o    Approve Financial Statements: For

     o    Set Dividends and Allocate Profits: For


     o    Limit Non-Audit  Services  Provided by Auditors (SP):  Case-by-Case

          We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

     o    Ratify Selection of Auditors and Set Their Fees: Case-by-Case

          Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

     o    Elect Statutory Auditors: Case-by-Case

     o    Shareholder Approval of Auditors (SP): For

SHAREHOLDER VOTING RIGHTS

     o    Adopt Cumulative Voting (SP): Against

          We are likely to support cumulative voting proposals at "controlled" companies (I.E., companies with a single majority shareholder), or at companies with two-tiered voting rights.

     o    Shareholder Rights Plans Case-by-Case

          Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.
          -    We generally support plans that include:
               -    Shareholder approval requirement
               -    Sunset provision
               - Permitted bid feature (I.E., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

          Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

     o    Authorize  Blank Check  Preferred  Stock:  Case-by-Case

          We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

     o    Eliminate Right to Call a Special Meeting: Against

     o    Increase Supermajority Vote Requirement: Against

          We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

     o    Adopt Anti-Greenmail Provision: For

     o    Adopt Confidential Voting (SP): Case-by-Case

          We  require   such   proposals  to  include  a  provision  to  suspend
          confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

     o    Remove Right to Act by Written Consent: Against

CAPITAL STRUCTURE

     o    Increase Authorized Common Stock: Case-by-Case

          We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

     o    Approve Merger or Acquisition: Case-by-Case

     o    Approve Technical Amendments to Charter: Case-by-Case

     o    Opt Out of State Takeover Statutes: For

     o    Authorize Share Repurchase: For

     o    Authorize Trade in Company Stock: For

     o    Approve Stock Splits: Case-by-Case

          We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

     o    Approve Recapitalization/Restructuring: Case-by-Case

     o    Issue Stock with or without Preemptive Rights: For

     o    Issue Debt Instruments: Case-by-Case

SOCIAL ISSUES

     o    Endorse the Ceres Principles (SP): Case-by-Case

     o    Disclose Political and PAC Gifts (SP): Case-by-Case

          Wellington   Management  generally  does  not  support  imposition  of
          disclosure requirements on management of companies in excess of regulatory requirements.

     o    Require Adoption of International Labor Organization's Case-by-Case

          Fair Labor Principles (SP):

     o    Report on Sustainability (SP): Case-by-Case

MISCELLANEOUS

     o    Approve Other Business: Against

     o    Approve Reincorporation: Case-by-Case

     o    Approve Third-Party Transactions: Case-by-Case


Dated: December 6, 2007

                                JNL SERIES TRUST

                                     PART C
                                OTHER INFORMATION

Note: Items 23-30 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 23.  Exhibits

       (a) Agreement and Declaration of Trust of Registrant dated June 1, 1994, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

       (b)(1) Amended and Restated By-laws of Registrant, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

          (2) Amended and Restated By-laws of Registrant, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

          (3) Amended and Restated By-laws of Registrant, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

       (c)     Not Applicable.

       (d)(1) Amended Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

          (2) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Fred Alger Management, Inc. dated August 16, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

          (3) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Janus Capital Corporation dated February 28, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

          (4) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and PPM America, Inc. dated February 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

          (5) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Rowe-Price Fleming International, Inc. dated February 20, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

          (6) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc dated February 8, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

          (7) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and T. Rowe Price Associates, Inc. dated February 20, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

          (8) Amendment dated August 7, 1996 to Amended Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

          (9) Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Eagle Asset Management, Inc. dated August 9, 1996, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

         (10) Amendment dated August 21, 1996 to Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Janus Capital Corporation dated February 28, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

         (11) Amendment dated April 18, 1997 to Amended Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

         (12) Amendment dated April 18, 1997 to Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and PPM America, Inc. dated February 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

         (13) Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Putnam Investment Management, Inc. dated April 22, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

         (14) Amendment dated December 17, 1997 to Amended Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

         (15) Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Alliance Capital Management L.P. dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

         (16) Amendment dated December 21, 1998 to Amended Investment Advisory and Management Agreement between the Registrant and Jackson National Financial Services, LLC dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

         (17) Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Goldman Sachs Asset Management dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on March 27, 1998.

         (18) Sub-Advisory Agreement between Jackson National Financial Services, Inc. and J.P. Morgan Investment Management Inc. dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

         (19) Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Lazard Asset Management dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

         (20) Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Pacific Investment Management Company dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

         (21) Amendment dated December 17, 1997 to Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc dated February 8, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

         (22) Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Standard & Poor's Investment Advisory Services, Inc. dated March 2, 1998, incorporated by reference to Registrant's Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on May 1, 1998.

         (23) Amendment dated April 30, 1999 to Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and J.P. Morgan Investment Management, Inc. dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

         (24) Amendment dated December 31, 1999 to Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and Standard & Poor's Investment Advisory Services, Inc. dated March 2, 1998, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

         (25) Sub-Advisory Agreement between Jackson National Financial Services, LLC and Pacific Investment Management Company dated March 14, 2000, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

         (26) Amendment dated February 10, 2000 to Amended Investment Advisory and Management Agreement between the Registrant and Jackson National Financial Services, LLC dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

         (27) Amendment dated February 10, 2000 to Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and T. Rowe Price Associates, Inc. dated February 20, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

         (28) Amendment dated February 10, 2000 to Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and Putnam Investment Management, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

         (29) Amendment dated February 10, 2000 to Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and Janus Capital Corporation dated February 28, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

         (30) Form of Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

         (31) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Fred Alger Management, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (32) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Janus Capital Corporation dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (33) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and PPM America, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (34) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Salomon Brothers Asset Management Inc dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (35) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and T. Rowe Price Associates, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (36) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Eagle Asset Management, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (37) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Putnam Investment Management, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (38) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Alliance Capital Management L.P. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (39) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and J.P. Morgan Investment Management Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (40) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Lazard Asset Management dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (41) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (42) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Pacific Investment Management Company dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (43) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and OppenheimerFunds,Inc. dated April 25, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (44) Form of Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (45) Amendment dated August 9, 2001, to the Investment Advisory and Management Agreement between the Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the Securities and Exchange Commission on August 9, 2001.

         (46) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and AIM Capital Management, Inc. dated August 9, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the Securities and Exchange Commission on August 9, 2001.

         (47) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation dated October 4, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on October 24, 2001.

         (48) Amendment dated October 4, 2001, to the Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, Inc., dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on October 24, 2001.

         (49) Amendment dated October 4, 2001, to the Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on October 24, 2001.

         (50) Supplement to the Investment Sub-Advisory Agreement with PPM America, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on April 17, 2002.

         (51) Amendment dated May 16, 2002 to the Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

         (52) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Janus Capital Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

         (53) Amendment to the Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Janus Capital Management LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

         (54) Amendment dated May 16, 2002 to the Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on July 12, 2002.

         (55) Form of Amendment to the Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and PPM America, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on July 12, 2002.

         (56) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Curian Capital, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

         (57) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and PPM America, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

         (58) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

         (59) Form of Amendment to Investment Sub-Advisory Agreement between J.P. Morgan Investment Management Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

         (60) Form of Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

         (61) Sub-Advisory Consulting Agreement between Jackson National Asset Management, LLC, Salomon Brothers Asset Management Inc., and Salomon Brothers Asset Management Limited dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (62) Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, Inc. dated January 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (63) Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (64) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Fidelity Management & Research Company dated May 1,2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (65) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Wellington Management Company llp dated May 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (66) Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (67) Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

         (68) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and AIM Capital Management, Inc., dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

         (69) Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, Inc. dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

         (70) Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Putnam Investment, Management, Inc., dated May 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (71) Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated May 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (72) Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated July 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (73) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Fred Alger Management, Inc., dated July 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (74) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, LLC, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (75) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Salomon Brothers Asset Management, Inc., dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (76) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Wellington Management Company, LLP, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (77) Form of Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (78) Form of Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (79) Form of Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (80) Form of Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (81) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and AIM Capital Management, Inc., dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (82) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Lazard Asset Management, LLC, dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (83) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and T. Rowe Price Associates, Inc., dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (84) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Franklin Advisory Services, LLC, dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (85) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and J.P. Morgan Investment Management, Inc., dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (86) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Goldman Sachs Asset Management, L.P., dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (87) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and AIM Capital Management, Inc., dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (88) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Putnam Investment Management, Inc., dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (89) Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant dated July 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (90) Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and OppenheimerFunds, Inc. dated July 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (91) Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant dated November 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (92) Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (93) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Wellington Management Company, LLP dated November 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (94) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, LLC dated October 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (95) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, LLC dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (96) Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

         (97) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Lazard Asset Management LLC dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

         (98) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation, dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

         (99) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Goldman Sachs Asset Management L.P. dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

        (100) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Franklin Advisers, Inc. dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

        (101) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Fidelity Management and Research Company dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

        (102) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Pacific Investment Management Company LLC dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

        (103) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Western Asset Management Company dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

        (104) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Putnam Investment Management, LLC dated September 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

        (105) Form of Amendment to Investment Advisory Agreement between JNL Series Trust and Jackson National Asset Management, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

        (106) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Credit Suisse Asset Management, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

        (107) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Franklin Mutual Advisers, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

        (108) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Templeton Global Advisors Limited, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

        (109) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and PPM America, Inc., dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

        (110) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Pacific Investment Management Company LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

        (111) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Putnam Investment Management, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

        (112) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

        (113) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Western Asset Management Company, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

        (114) Form of Amendment to Investment Sub-Sub-Advisory Agreement between Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

        (115) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 47 filed with the Securities and Exchange Commission on December 8, 2006.

        (116) Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

        (117) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Eagle Asset Management, Inc., dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

        (118) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Goldman Sachs Asset Management L.P. dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

        (119) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and J.P. Morgan Investment Management, Inc., dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

        (120) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and PPM America, Inc., dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

        (121) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and T. Rowe Price Associates, Inc., dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

        (122) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Pyramis Global Advisors, LLC, dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed with the Securities and Exchange Commission on April 20, 2007.

        (123) Form of Investment Sub-Sub-Advisory Agreement between Jackson National Asset Management, LLC, Goldman Sachs Asset Management L.P. and Goldman Sachs Asset Management International, dated May 25, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (124) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC, and Putnam Investment Management LLC, dated August 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (125) Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant dated July 1, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (126) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC, and Pacific Investment
               Management Company, dated July 1, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (127) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and T. Rowe Price Associates, Inc., dated July 1, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (128) Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (129) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and AIM Capital Management, Inc., dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (130) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC, and Capital Guardian Trust Company, dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (131) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and J.P. Morgan
               Investment Management, Inc., dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (132) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC, and Pacific Investment Management Company, dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (133) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and PPM America, Inc. dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (134) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Wellington Management Company, LLP dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

        (135) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services LLC dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed with the Securities and Exchange Commission on November 13, 2007.

        (136) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed with the Securities and Exchange Commission on November 13, 2007.

        (137) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and PPM America, Inc., dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed with the Securities and Exchange Commission on November 13, 2007.

        (138) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Prudential Asset Management (Singapore) Limited, dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed with the Securities and Exchange Commission on November 13, 2007.

        (139) Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant, dated March 31, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

        (140) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Lazard Asset Management, LLC, dated March 31, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

        (141) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and PPM America, Inc., dated March 31, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

        (142) REVISED Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant, dated March 31, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

        (143) REVISED Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Lazard Asset Management, LLC, dated March 31, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

        (144) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and A I M Capital Management, Inc., dated June 13, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (145) Form of Amendment to Investment Sub-Sub-Advisory Agreement by and among A I M Capital Management, Inc. and INVESCO Institutional (N.A.), Inc. (as agreed to by Registrant), dated June 13, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (146) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Credit Suisse Asset Management, LLC, dated July 1, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (147) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Goldman Sachs Asset Management Company, L.P., dated July 1, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (148) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services LLC, dated July 1, 2008, is NOT incorporated, although referenced in Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (149) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Wellington Management Company, LLP, dated July 1, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (150) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Goldman Sachs Asset Management Company, L.P., dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (151) Form of Amended and Restated Investment Sub-Sub-Advisory Agreement between Goldman Sachs Asset Management Company, L.P., and Goldman Sachs Asset Management International (as agreed to by Registrant), dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (152) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Invesco Aim Capital Management, Inc. (formerly, A I M Capital Management, Inc.), dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (153) Form of Investment Sub-Sub-Advisory Agreement by and among Invesco Aim Capital Management, Inc. (formerly A I M Capital Management, Inc.) and Invesco Asset Management Ltd. (as agreed to by Registrant), dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (154) Form of Amendment to Investment Sub-Sub-Advisory Agreement by and among Invesco Aim Capital Management, Inc. (formerly A I M Capital Management, Inc.) and Invesco Institutional (N.A.), Inc. (formerly INVESCO Institutional (N.A.), Inc. (as agreed to by Registrant), dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (155) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and M&G Investment Management Limited, dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (156) Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation, dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (157) Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Red Rocks Capital LLC, dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (158) Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant, dated July 1, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

        (159) Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant, dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

       (e)(1) Amended Fund Participation Agreement between Registrant, Jackson National Life Insurance Company and Jackson National Separate Account I dated September 19, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

          (2) Amendment dated August 7, 1996 to Amended Fund Participation Agreement between JNL Series Trust, Jackson National Life Insurance Company and Jackson National Separate Account I dated September 19, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

          (3) Amendment dated April 18, 1997 to Amended Fund Participation Agreement between JNL Series Trust, Jackson National Life Insurance Company and Jackson National Separate Account I dated September 19, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

          (4) Fund Participation Agreement between Registrant, Jackson National Life Insurance Company and Jackson National Separate Account III dated March 16, 1998, incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on March 27, 1998.

          (5) Amendment dated March 16, 1998 to Amended Fund Participation Agreement between JNL Series Trust, Jackson National Life Insurance Company and Jackson National Separate Account I dated September 19, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on March 27, 1998.

          (6) Fund Participation Agreement between Registrant, Jackson National Life Insurance Company and Jackson National Separate Account V dated February 11, 1999, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

          (7) Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York and JNLNY Separate Account I dated March 16, 1998, incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on March 27, 1998.

          (8) Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York and JNLNY Separate Account II dated December 16, 1999, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

          (9) Form of Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

         (10) Form of Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on December 27, 2001.

         (11) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission October 14, 2003.

         (12) Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (13) Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

         (14) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (15) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated November 23, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (16) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (17) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (18) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

         (19) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (20) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

         (21) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (22) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated March 31, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

         (23) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

         (24) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated December 29, 2008, attached hereto.

       (f)     Not Applicable

       (g)(1) Custodian Contract between Registrant and State Street Bank and Trust Company dated September 16, 1996, incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed with the Securities and Exchange Commission on April 15, 1997.

          (2) Custody Contract between Registrant and Boston Safe Deposit & Trust Company dated May 14, 1999, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

          (3) Custody Contract between Registrant and Boston Safe Deposit & Trust Company dated May 1, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

          (4) Amendment of Custody Contract dated October 4, 2001, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed with the Securities and Exchange Commission on October 15, 2001.

          (5) Amendment of Custody Contract dated December 5, 2001, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

          (6) Form of Amendment of Custody Contract dated May 16, 2002, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on July 12, 2002.

          (7) Form of Amendment to Custody Contract between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

          (8) Form of Custody Contract between Registrant and Curian Clearing, a division of Investment Centers of America, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

          (9) Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (10) Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

         (11) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (12) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (13) Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated August 31, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (14) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

         (15) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (16) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated September 12, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 47 filed with the Securities and Exchange Commission on December 8, 2006.

         (17) Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 12, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

         (18) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

         (19) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (20) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated December 31, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

         (21) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated March 31, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

         (22) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated February 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (23) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated February 8, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (24) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

         (25) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and The Bank of New York Mellon (successor by operaton of law to Mellon Trust of New England, N.A.), dated August 14, 2008, attached hereto.

         (26) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and The Bank of New York Mellon (successor by operaton of law to Mellon Trust of New England, N.A.), dated December 29, 2008, attached hereto.

       (h)(1) Administration Agreement between Registrant and Jackson National Financial Services, LLC dated January 1, 1999, incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on March 1, 1999.

          (2) Amendment dated February 10, 2000 to Administration Agreement between Registrant and Jackson National Financial Services, LLC dated January 1, 1999, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

          (3) Administration Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

          (4) Amendment dated August 9, 2001, to the Administration Agreement between Registrant and Jackson National Asset Management dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the Securities and Exchange Commission on August 9, 2001.

          (5) Amendment dated October 4, 2001, to the Administration Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on October 24, 2001.

          (6) Amendment dated February 14, 2002, to the Administration Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on April 17, 2002.

          (7) Amendment dated March 20, 2002, to the Administration Agreement between Registrant and Jackson National Asset Management dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

          (8) Amendment dated May 16, 2002, to the Administration Agreement between Registrant and Jackson National Asset Management dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

          (9) Form of Marketing Letter between Jackson National Life Distributors, Inc. and Sub-Adviser, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

         (10) Amendment dated May 16, 2002, to the Administration Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on July 12, 2002.

         (11) Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

         (12) Amendment dated May 1, 2001, to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

         (13) Amendment dated October 29, 2001, to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

         (14) Amendment dated January 15, 2002, to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

         (15) Amendment dated May 16, 2002, to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

         (16) Amendment dated July 8, 2002, to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

         (17) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

         (18) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

         (19) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (20) Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

         (21) Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

         (22) Form of Plan of Reorganization of the JNL Series Trust, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

         (23) Plan of Reorganization of the JNL Series Trust, dated June 24, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (24) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (25) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (26) Plan of Reorganization of the JNL Series Trust, dated May 13, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed with the Securities and Exchange Commission September 8, 2004.

         (27) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 15, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (28) Form of Plan of Reorganization of the JNL Series Trust, dated February 9, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (29) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (30) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (31) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (32) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (33) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

         (34) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

         (35) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated September 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (36) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (37) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (38) Form of Contact Owner Information Agreement, pursuant to Rule 22c-2 between JNL Series Trust and Jackson National Insurance Company and its Separate Accounts, dated October 16, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (39) Anti-Money Laundering Agreement between Registrant and Jackson, dated September 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 47 filed with the Securities and Exchange Commission on December 8, 2006.

         (40) Participation Agreement between Registrant and Vanguard, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

         (41) Participation Agreement between Registrant and Ishares, Inc., dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

         (42) Plan of Reorganization of the JNL Series Trust, dated April 27, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed with the Securities and Exchange Commission on April 20, 2007.

         (43) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

         (44) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

         (45) Form of Participation Agreement between Registrant, Jackson National Asset Management, LLC, and WisdomTree Trust, dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed with the Securities and Exchange Commission on April 20, 2007.

         (46) Form of Participation Agreement between Registrant, Jackson National Asset Management, LLC, and PowerShares Exchange-Traded Fund Trust, dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed with the Securities and Exchange Commission on April 20, 2007.

         (47) Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (48)  Form of Amendment to Transfer Agency Agreement between
               Registrant and Jackson National Asset Management, LLC, dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (49) Form of Plan of Reorganization of the JNL Series Trust, dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (50) Form of Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

         (51) Form of Amendment to Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated March 31, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

         (52) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated March 31, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

         (53) Form of Amendment to Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated July 1, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

         (54) Form of Amendment to Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

         (55) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

         (56) Form of Amendment to Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 29, 2008, attached hereto.

         (57) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated December 29, 2008, attached hereto.

       (i)     Opinion and Consent of Counsel, attached hereto.

       (j)     Consent of Auditors, attached hereto.

       (k)     Not Applicable.

       (l)     Not Applicable.

       (m)(1) Form of Brokerage Enhancement Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

          (2) Amended Brokerage Enhancement Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the Securities and Exchange Commission on August 9, 2001.

          (3) Amended Brokerage Enhancement Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on October 24, 2001.

          (4) Amended Brokerage Enhancement Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on July 12, 2002.

          (5) Form of Amended and Restated Brokerage Enhancement Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

          (6) Form of Amended and Restated Brokerage Enhancement Plan, dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

          (7) Form of Amended and Restated Brokerage Enhancement Plan, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

          (8) Form of Amended and Restated Brokerage Enhancement Plan, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

          (9) Form of Distribution Plan, dated November 23, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (10) Form of Distribution Plan, dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (11) Form of Distribution Plan, dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (12) Form of Distribution Plan, dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

         (13) Form of Distribution Plan, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (14) Form of Distribution Plan, dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

         (15) Form of Distribution Plan, dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (16) Form of Distribution Plan, dated March 31, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

         (17) Form of Distribution Plan, dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

       (n)(1) Form of Multiple Class Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

          (2) Form of Multiple Class Plan, dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

          (3) Form of Multiple Class Plan, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

          (4) Form of Multiple Class Plan, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

          (5) Form of Multiple Class Plan, dated November 23, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

          (6) Form of Multiple Class Plan, dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

          (7) Form of Multiple Class Plan, dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

          (8) Form of Multiple Class Plan, dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

          (9) Form of Multiple Class Plan, dated January 16, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (10) Form of Multiple Class Plan, dated April 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

         (11) Form of Multiple Class Plan, dated December 3, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (12) Form of Multiple Class Plan, dated March 31, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

         (13) Form of Multiple Class Plan, dated October 6, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

       (o)     Not Applicable.

       (p)(1) The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

          (2) Alliance Capital Management L.P. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

          (3) Eagle Asset Management, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

          (4) Fred Alger Management, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on December 18, 2000.

          (5) J.P. Morgan Investment Management Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

          (6) Janus Capital Corporation Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

          (7) Lazard Asset Management Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on December 18, 2000.

          (8) Pacific Investment Management Company Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

          (9) PPM America, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

         (10) Putnam Investment Management, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

         (11) Salomon Brothers Asset Management Inc Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on December 18, 2000.

         (12) Standard & Poor's Investment Advisory Services, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

         (13) T. Rowe Price Associates, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

         (14) OppenheimerFunds, Inc Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (15) The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

         (16) AIM Capital Management, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the Securities and Exchange Commission on August 9, 2001.

         (17) Mellon Capital Management Corporation Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on December 27, 2001.

         (18) The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on April 17, 2002.

         (19) Pacific Investment Management Company Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on April 17, 2002.

         (20) OppenheimerFunds, Inc. Code of Ethics dated May 15, 2002, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

         (21) The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

         (22) Alliance Capital Management L.P. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

         (23) The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 33 filed with the Securities and Exchange Commission on April 30, 2003.

         (24) Curian Capital LLC's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

         (25) PPM America, Inc.'s Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

         (26) Janus Capital Management LLC's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

         (27) Alliance Capital Management L.P.'s Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

         (28) Lazard Asset Management's Code of Ethics and Personal Investment Policy dated January 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (29) Mellon Capital Management's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (30) Pacific Investment Management Company Code of Ethics, effective February 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (31) Fidelity Research & Management Company's Code of Ethics, for Personal Investing, dated January 1, 2003, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (32) Wellington Management Company llp's Code of Ethics, dated April 30, 2003, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

         (33) Eagle Asset Management, Inc. Code of Ethics, dated February 5, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (34) T. Rowe Price Associates, Inc. Code of Ethics, dated March 31, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

         (35) The Registrant's and Jackson National Asset Management, LLC Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (36) Wellington Management Company LLP's Code of Ethics, dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (37) Fidelity Research & Management Company's Code of Ethics, for Personal Investing, dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

         (38) Code of Ethics for Citigroup Asset Management - North America, and Certain Registered Investment Companies as amended April 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on April 25, 2005.

         (39) Code of Ethics and Personal Investment Policy for Lazard Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on April 25, 2005.

         (40) Code of Ethics for Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (41) Wellington Management Company llp's Code of Ethics, dated January 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

         (42) Registrant's Section 406 of Sarbanes-Oxley of 2002 Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 42 filed with the Securities and Exchange Commission on December 16, 2005.

         (43) Code of Ethics for Pacific Investment Management Company, LLC, dated February 15, 2006 incorporated by reference to Registrant's Post-Effective Amendment No. 44 filed with the Securities and Exchange Commission on April 12, 2006.

         (44) Code of Ethics for Wellington Management Company, L.P., incorporated by reference to Registrant's Post-Effective Amendment No. 44 filed with the Securities and Exchange Commission on April 12, 2006.

         (45) Code of Ethics for Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (46) Code of Ethics for Credit Suisse Asset Management, LLC, dated April, 2006 incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (47) Code of Ethics for Franklin Templeton Investments, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (48) Code of Ethics for PPM America, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (49) Code of Ethics for Standard & Poor's Investment Advisory Services LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 45 filed with the Securities and Exchange Commission on September 18, 2006.

         (50) Code of Ethics for Pyramis Global Advisors, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 48 filed with the Securities and Exchange Commission on February 7, 2007.

         (51) Code of Ethics for Templeton Investments, dated May, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed with the Securities and Exchange Commission on April 20, 2007.

         (52) Code of Ethics for Goldman Sachs Asset Management, L.P., incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed with the Securities and Exchange Commission on April 20, 2007.

         (53) Code of Ethics for Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed with the Securities and Exchange Commission on April 20, 2007.

         (54) Code of Ethics for J.P. Morgan Investment Management Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed with the Securities and Exchange Commission on April 20, 2007.

         (55) Code of Ethics for Mellon Capital Management Corporation, dated February, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed with the Securities and Exchange Commission on April 20, 2007.

         (56) Code of Ethics for PPM America, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 49 filed with the Securities and Exchange Commission on April 20, 2007.

         (57) Code of Ethics for AIM Capital Management, Inc., dated February 16, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (58) Code of Ethics for Capital Guardian Trust Company, dated May 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (59) Code of Ethics for Eagle Asset Management, Inc., dated June 30, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (60) Code of Ethics for Goldman Sachs Asset Management, L.P., dated January 23, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (61) Code of Ethics for INVESCO Institutional (N.A.), Inc., dated May 19, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (62) Code of Ethics for J.P. Morgan Investment Management Inc., dated May 1, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (63) Code of Ethics for Lazard Asset Management LLC, dated February, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (64) Code of Ethics for OppenheimerFunds, Inc., dated March 31, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (65) Code of Ethics for PPM America, Inc., dated March 1, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (66) Code of Ethics for Standard & Poor's Investment Advisory Services, LLC, dated August, 2004 with a Supplement dated June, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (67) Code of Ethics for T. Rowe Price Associates, Inc., dated February 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (68) Code of Ethics for Wellington Management Company, LLP, dated January 1, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 50 filed with the Securities and Exchange Commission on August 23, 2007.

         (69) Code of Ethics for Prudential Asset Management (Singapore) Limited, dated September 17, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 53 filed with the Securities and Exchange Commission on November 13, 2007.

         (70) Code of Ethics for Capital Guardian Trust Company, dated September, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 54 filed with the Securities and Exchange Commission on December 4, 2007.

         (71) Code of Ethics for Capital Guardian Trust Company, dated December, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (72) Code of Ethics for Credit Suisse Asset Management, LLC, dated February, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (73)  Code of Ethics for Franklin Templeton Investments, dated
               May 1, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (74)  Code of Ethics for INVESCO Institutional (N.A.), Inc., dated
               June 5, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (75) Code of Ethics for Registrant and Jackson National Asset Management, LLC, dated October, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (76) Code of Ethics for J.P. Morgan Investment Management Inc., dated September 18, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (77) Code of Ethics for Mellon Capital Management Corporation, dated November, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (78) Code of Ethics for OppenheimerFunds, Inc., dated November 30, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (79) Code of Ethics for Prudential Asset Management (Singapore) Limited, dated March, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (80) Code of Ethics for Standard & Poor's Investment Advisory Services, LLC, dated December 31, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 61 filed with the Securities and Exchange Commission on March 28, 2008.

         (81) Code of Ethics for Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management International dated February, 2008, with addendum (EXHIBIT H Code of Ethics - Global and US Summary), incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

         (82) Code of Ethics for Invesco Asset Management Limited, dated January 1, 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

         (83) Code of Ethics for Invesco Institutional (N.A.), Inc. (formerly INVESCO Institutational (N.A.), Inc.), dated February 29, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

         (84) Code of Ethics for M&G Investment Management Limited, dated June 30, 2007, attached hereto.

         (85) Code of Ethics for PPM America, Inc., dated March 1, 2008, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

         (86) Code of Ethics for Red Rocks Capital LLC, dated December 2007, incorporated by reference to Registrant's Post-Effective Amendment No. 62 filed with the Securities and Exchange Commission on June 16, 2008.

         (87) Code of Ethics for Registrant and Jackson National Asset Management, LLC, dated August 29, 2008, attached hereto.

         (88) Code of Ethics for Franklin Templeton Investments, revised May 2008, Effective July 1, 2008, attached hereto.

Item 24. Persons controlled by or under Common Control with Registrant.

        Jackson National Separate Account I
        Jackson National Separate Account III
        Jackson National Separate Account IV
        Jackson National Separate Account V
        JNLNY Separate Account I
        JNLNY Separate Account II
        JNLNY Separate Account IV

Item 25. Indemnification.

     Article VIII of the Registrant's Agreement and Declaration of Trust provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Article VI of the Registrant's By-Laws provides the following:

     The Trust shall provide any indemnification required by applicable law and shall indemnify Trustees, officers, agents and employees as follows:

(a) The Trust shall indemnify any current or former Trustee, officer and agents of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust as any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent authorized and in the manner permitted by applicable federal and state law, provided he or she acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

(b) The Trust shall indemnify any current and former Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise to the fullest extent authorized and in the manner permitted by applicable federal and state law, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit.

(c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified to the fullest extent authorized and in the manner permitted by applicable federal and state law against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

(d) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel. Prior to any payment being made pursuant to this paragraph, a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(e) The Trust shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(f) Pursuant and subject to Article VI, the Trust shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.

(g) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

(h) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(i) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

(j) The Trust shall have the power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

     The foregoing indemnification arrangements are subject to the provisions of
Section 17(h) of the Investment Company Act of 1940.

     Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant.

Item 26. Business and Other Connections of Investment Adviser.

     Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Asset Management, LLC ("JNAMLLC") contained in the section entitled "Management of the Trust" of the Prospectus, and the biographical information pertaining to Messrs.Crowley, Henry, Rybak, McLellan, D'Annunzio, Bouchard, Nerud, Koors, Simon, Fredricks, Ms. Engler, Woodworth and Ms. Rhee, contained in the section entitled "Trustees and Officers of the Trust" and the description of JNAMLLC contained in the section entitled "Investment Adviser and Other Services" of the Statement of Additional Information.

Directors and Officers of JNAM:

Name                        Address                    Principal Occupation

Andrew B. Hopping           1 Corporate Way            Chairman (1/1/07 to Present), Managing
                            Lansing, MI 48951          Board Member (3/98 to Present)

Mark D. Nerud               1 Corporate Way            President (1/1/07 to present), Managing
                            Lansing, MI 48951          Board Member (1/1/07 to present)

Susan S. Rhee               1 Corporate Way            Secretary (1/00 to Present)
                            Lansing, MI 48951          Chief Legal Officer (7/04 to Present)

Steven J. Fredricks         1 Corporate Way            Chief Compliance Officer
                            Lansing, MI 48951          (2/05 to Present)

J. Kevin Kenely             1 Corporate Way            Assistant Vice President - Fund Accounting (2/08 to 07/08);
                            Lansing, MI 48951          Vice President (07/08 to Present)

Karen Buiter                1 Corporate Way            Assistant Vice President - Fund Reporting
                            Lansing, MI 48951          (04/15/08 to Present)

Daniel W. Koors             1 Corporate Way            Vice President and Chief Financial
                            Lansing, MI 48951          Officer (1/07 to Present)

Mark Anderson               1 Corporate Way            Vice President (03/08 to Present)
                            Lansing, MI 48951

Michael Piszczek            1 Corporate Way            Assistant Vice President - Tax
                            Lansing, MI 48951          (11/2007 to Present)

Robert A. Fritts            1 Corporate Way            Board Member (11/03 to present)
                            Lansing, MI 48951

Thomas J. Meyer             1 Corporate Way            Board Member (11/03 to present)
                            Lansing, MI 48951

Capital Guardian Trust Company, Credit Suisse Asset Management, LLC, Credit Suisse Asset Management Limited, Eagle Asset Management, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International, Invesco Aim Capital Management, Inc., Invesco Asset Management Limited Invesco Institutional (N.A.), Inc. J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, M&G Investment Management Limited, Mellon Capital Management Corporation, OppenheimerFunds, Inc., Pacific Investment Management Company LLC, PPM America, Inc., Prudential Asset Management(Singapore) Limited, Red Rocks Capital LLC, Standard & Poor's Investment Advisory Services, LLC, Templeton Global Advisors Limited, T. Rowe Price Associates, Inc., Wellington Management Company, llP, the sub-advisers and sub-sub-advisers of certain funds of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-advisers and sub-sub-advisers and other required information:

                                                                      File No.

Capital Guardian Trust Company                                        801-60145
Credit Suisse Asset Management, LLC                                   801-37170
Credit Suisse Asset Management Limited                                801-40177
Eagle Asset Management, Inc.                                          801-21343
Franklin Advisers, Inc.                                               801-26292
Franklin Advisory Services, LLC                                       801-51967
Franklin Mutual Advisers, LLC                                         801-53068
Goldman Sachs Asset Management, L.P.                                  801-37591
Goldman Sachs Asset Management International                          801-38157
Invesco Aim Capital Management, Inc.                                  801-15211
Invesco Asset Management LTD.                                         801-50197
Invesco Institutional (N.A.), Inc.                                    801-33949
J.P. Morgan Investment Management Inc.                                801-21011
Lazard Asset Management LLC                                           801-6568
M&G Investment Management Limited                                     801-21981
Mellon Capital Management Corporation                                 801-19785
OppenheimerFunds, Inc.                                                801-8253
Pacific Investment Management Company                                 801-48187
PPM America, Inc.                                                     801-40783
Prudential Asset Management (Singapore) Limited                       801-68252
Red Rocks Capital LLC                                                 801-67832
Standard & Poor's Investment Advisory Services, LLC                   801-51431
Templeton Global Advisors Limited                                     801-42343
T. Rowe Price Associates, Inc.                                        801-856
Wellington Management Company llp                                     801-15908

Item 27. Principal Underwriters.

(a) Jackson National Life Distributors LLC acts as general distributor for the Registrant. Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account III, the Jackson National Separate Account V, the Jackson National Separate Account IV, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV and JNL Series Trust.

(b)  Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address        Positions and Offices with Underwriter

Michael A. Wells                 Manager
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

Andrew B. Hopping                Chief Financial Officer
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack                 Manager, President and Chief Executive Officer
7601 Technology Way
Denver, CO 80237

Stephen M. Ash                   Vice President
7601 Technology Way
Denver, CO 80237

Pamela Aurbach                   Vice President
7601 Technology Way
Denver, CO 80237

Jeffrey Bain                     Assistant Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker                       Assistant Vice President
7601 Technology Way
Denver, CO 80237

Lawrence Barredo                 Assistant Vice President
7601 Technology Way
Denver, CO 80237

Mercedes Biretto                 Assistant Vice President
7601 Technology Way
Denver, CO 80237

Janice Blanchard                 Vice President
7601 Technology Way
Denver, CO 80237

James Bossert                    Senior Vice President
7601 Technology Way
Denver, CO 80237

Amy Bozic                        Assistant Vice President
7601 Technology Way
Denver, CO 80237

(Christian) Alex Bremer          Assistant Vice President
7601 Technology Way
Denver, CO 80237

Kristina Brendlinger             Assistant Vice President
7601 Technology Way
Denver, CO 80237

William Britt                    Vice President
7601 Technology Way
Denver, CO 80237

Tori Bullen                      Senior Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Greg Cicotte                     Executive Vice President,
7601 Technology Way              National Sales Manager
Denver, CO 80237

Maura Collins                    Vice President
7601 Technology Way
Denver, CO 80237

Christopher Cord                 Assistant Vice President
7601 Technology Way
Denver, CO 80237

George Daggett                   Assistant Vice President
7601 Technology Way
Denver, CO 80237

Carl Donahue                     Assistant Vice President
7601 Technology Way
Denver, CO 80237

Paul Fitzgerald                  Senior Vice President
7601 Technology Way
Denver, CO 80237

Julia A. Goatley                 Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Luis Gomez                       Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant                      Vice President
7601 Technology Way
Denver, CO 80237

Rupert T. Hall, Jr.              Regional Vice President
7601 Technology Way
Denver, CO 80237

Bonnie Howe                      Vice President and Deputy General Counsel
7601 Technology Way
Denver, CO 80237

Thomas Hurley                    Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones                       Vice President
7601 Technology Way
Denver, CO 80237

Steve Johnson                    Regional Vice President
7601 Technology Way
Denver, CO 80237

Georgette Kraag                  Regional Vice President
7601 Technology Way
Denver, CO 80237

Steve Kluever                    Senior Vice President
7601 Technology Way
Denver, CO 80237

John Koehler                     Vice President
7601 Technology Way
Denver, CO 80237

Brian Lane                       Vice President
7601 Technology Way
Denver, CO 80237

James Livingston                 Executive Vice President
7601 Technology Way
Denver, CO 80237

Barbara Logsdon                  Assistant Vice President
7601 Technology Way
Denver, CO 80237

Doug Mantelli                    Vice President
7601 Technology Way
Denver, CO 80237

James McCorkle                   Vice President
7601 Technology Way
Denver, CO 80237

Tamu McCreary                    Assistant Vice President
7601 Technology Way
Denver, CO 80237

Brooke Meyer                     Vice President
1 Corporate Way
Lansing, MI 48951

Thomas J. Meyer                  Manger and Secretary
1 Corporate Way
Lansing, MI 48951

Megan Meyers                     Regional Vice President
7601 Technology Way
Denver, CO 80237

Jack Mishler                     Senior Vice President
7601 Technology Way
Denver, CO 80237

Diane Montana                    Assistant Vice President
7601 Technology Way
Denver, CO 80237

Kenneth Naes                     Vice President
7601 Technology Way
Denver, CO 80237

Tony Natale                      Assistant Vice President
38705 Seven Mile Road, Suite 251
Livonia, MI 48152-1058

Steve Papa                       Regional Vice President
7601 Technology Way
Denver, CO 80237

Eric Palumbo                     Assistant Vice President
7601 Technology Way
Denver, CO 80237

Allison Pearson                  Assistant Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Rafferty                  Assistant Vice President
7601 Technology Way
Denver, CO 80237

Justin Rafferty                  Vice President
7601 Technology Way
Denver, CO 80237

Alison Reed                      Vice President
7601 Technology Way
Denver, CO 80237

Gregory B. Salsbury              Executive Vice President
7601 Technology Way
Denver, CO 80237

Sharon Santella                  Assistant Vice President
7601 Technology Way
Denver, CO 80237

Marilynn Scherer                 Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield               Vice President
7601 Technology Way
Denver, CO 80237

Jennifer Seamount                Vice President
7601 Technology Way
Denver, CO 80237

David Sprague                    Divisional Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky              Senior Vice President
7601 Technology Way
Denver, CO 80237

David Stebenne                   Regional Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Swartz                    Assistant Vice President
7601 Technology Way
Denver, CO 80237

Robin Tallman                    Assistant Vice President
7601 Technology Way
Denver, CO 80237

Doug Townsend                    Vice President and Controller and FinOp
7601 Technology Way
Denver, CO 80237

C. Ray Trueblood                 Vice President
7601 Technology Way
Denver, CO 80237

Stephanie Valentine              Assistant Vice President
7601 Technology Way
Denver, CO 80237

Asa Wood                         Assistant Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright                    Vice President and Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright                      Vice President
7601 Technology Way
Denver, CO 80237

Matthew Yellott                  Assistant Vice President
7601 Technology Way
Denver, CO 80237

Item 28. Location of Accounts and Records

     Certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are in the
physical possession of the Registrant at 1 Corporate Way, Lansing, Michigan 48951; certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are in the
physical possession of the Registrant at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Boston Safe Deposit and Trust Company, One Boston Place, Boston, MA 02108.

Item 29. Management Services.

     Not Applicable.

Item 30. Undertakings.

     Not Applicable.

                                   SIGNATURES


     Pursuant  to the  requirements  of the  Securities  Act and the  Investment
Company Act, the Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 26th day of September 2008.

                                      JNL SERIES TRUST

                             By:      /S/ MARK D. NERUD BY SUSAN S. RHEE*
                                      -----------------------------------
                                      Mark D. Nerud
                                      President


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

/S/ MICHAEL BOUCHARD BY SUSAN S. RHEE*                        September 26, 2008
----------------------------------------
Michael Bouchard
Trustee

/S/ WILLIAM CROWLEY BY SUSAN S. RHEE*                         September 26, 2008
----------------------------------------
WILLIAM CROWLEY
Trustee

/S/ DOMINIC D'ANNUNZIO BY SUSAN S. RHEE*                      September 26, 2008
----------------------------------------
Dominic D'Annunzio
Trustee

/S/ MICHELLE ENGLER BY SUSAN S. RHEE*                         September 26, 2008
----------------------------------------
Michelle Engler
Trustee

/S/ JAMES HENRY BY SUSAN S. RHEE*                             September 26, 2008
----------------------------------------
JAMES HENRY
Trustee

/S/ DANIEL W. KOORS BY SUSAN S. RHEE*                         September 26, 2008
----------------------------------------
DANIEL W. KOORS
Vice President, Chief Financial Officer and Treasurer

/S/ RICHARD D. MCLELLAN BY SUSAN S. RHEE*                     September 26, 2008
----------------------------------------
Richard D. McLellan
Trustee

/S/ MARK D. NERUD BY SUSAN S. RHEE*                           September 26, 2008
----------------------------------------
Mark D. Nerud
President and Trustee

/S/ WILLIAM R. RYBAK BY SUSAN S. RHEE*                        September 26, 2008
----------------------------------------
WILLIAM R. RYBAK
Trustee

/S/ PATRICIA A. WOODWORTH BY SUSAN S. RHEE*                   September 26, 2008
----------------------------------------
PATRICIA A. WOODWORTH
Trustee

* By Susan S. Rhee, Attorney In Fact

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of JNL SERIES TRUST (33-87244), a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Series Trust, hereby constitute and appoint Andrew B. Hopping, Susan S. Rhee, Thomas J. Meyer and Clark P. Manning, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

     IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/S/ Michael J. Bouchard                                         January 1, 2008
----------------------------------------
Michael J. Bouchard

/S/ William J. Crowley, Jr.                                     January 1, 2008
----------------------------------------
William J. Crowley, Jr.

/S/ Dominic A. D'Annunzio                                       January 1, 2008
----------------------------------------
Dominic A. D'Annunzio

/S/ Michelle Engler                                             January 1, 2008
----------------------------------------
Michelle Engler

/S/ James B. Henry                                              January 1, 2008
----------------------------------------
James B. Henry

/S/ Daniel W. Koors                                             January 1, 2008
----------------------------------------
Daniel W. Koors

/S/ Richard D. McLellan                                         January 1, 2008
----------------------------------------
Richard D. McLellan

/S/ Mark D. Nerud                                               January 1, 2008
----------------------------------------
Mark D. Nerud

/S/ William R. Rybak                                            January 1, 2008
----------------------------------------
William R. Rybak

/S/ Patricia A. Woodworth                                       January 1, 2008
----------------------------------------
Patricia A. Woodworth

                                  EXHIBIT LIST

EXHIBIT NUMBER 23  DESCRIPTION

        (e)(24) Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC, dated December 29, 2008, attached hereto as EX-99-23(e)(24).

        (g)(25) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and The Bank of New York Mellon (successor by operaton of law to Mellon Trust of New England, N.A.), dated August 14, 2008, attached hereto as EX-99-23(g)(25).

           (26) Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and The Bank of New York Mellon (successor by operaton of law to Mellon Trust of New England, N.A.), dated December 29, 2008, attached hereto as EX-99-23(g)(26).

        (h)(56) Form of Amendment to Amended and Restated Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 29, 2008, attached hereto as EX-99-23(h)(56).

           (57) Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated December 29, 2008, attached hereto as EX-99-23(h)(57).

        (i) Opinion and Consent of Counsel, attached hereto as EX-99-23(i).

        (j)       Consent of Auditors, attached hereto as EX-99-23(j).

        (p)(84) Code of Ethics for M&G Investment Management Limited, dated June 30, 2007, attached hereto as EX-99-23(p)(84).

           (87) Code of Ethics for Registrant and Jackson National Asset Management, LLC, dated August 29, 2008, attached hereto as EX-99-23(p)(87).

           (88) Code of Ethics for Franklin Templeton Investments, revised May 2008, Effective July 1, 2008, attached hereto as EX-99-23(p)(88).